UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
Corvus Gold Inc.

(Exact Name of Registrant as Specified in its Charter)

(Name of Person(a) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies: Common shares, no par value of Corvus Gold Inc. (“Corvus”)

(2)
Aggregate number of securities to which transaction applies: As of October 11, 2021, (a) 102,228,521 common shares, being the total number of common shares of Corvus excluding any common shares owned by AngloGold Ashanti Limited and all its subsidiaries, to be canceled in exchange for a cash payment of C$4.10 per share, and (b) 12,005,000 common shares underlying outstanding vested and unvested options held by officers, directors, consultants and employees of Corvus (to be canceled in exchange for a cash payment of C$4.10 per share less the applicable exercise price) (the “cashed-out options”)

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Solely for the purpose of calculating the filing fee, the aggregate value of the transaction was calculated based on the sum of (a) 102,228,521 common shares issued and outstanding, excluding any common shares owned by AngloGold Ashanti Limited and all its subsidiaries, multiplied by C$4.10, (b) 12,005,000 cashed-out options multiplied by C$2.07 (which is the difference between C$4.10 and C$2.03, the weighted average per share exercise price of such options). In accordance with Exchange Act Rule 0-11(c), the filing fee was determined by multiplying 0.0000927 by US$355,702,039.82 (the aggregate value of the transaction calculated as set forth above, C$443,987,286.10, converted into United States dollars). Canadian dollars were converted into United States dollars using the average daily exchange rate as reported by the Bank of Canada on October 8, 2021 of US$1.00=C$1.2482.

(4)
Proposed maximum aggregate value of transaction: US$355,702,039.82

(5)
Total fee paid: US$32,973.58

☒	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
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(3)
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(4)
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SPECIAL MEETING OF SECURITYHOLDERS	Notice of Special Meeting of Securityholders Proxy Statement/Management Information Circular
Place:	Corvus Gold Inc. 1750, 700 West Pender Street Vancouver, B.C. Canada V6C 1G8
Time:	9 a.m. (Vancouver time)
Date:	January 6, 2022

CORVUS GOLD INC.
CORPORATE DATA	Head Office Suite 1750, 700 West Pender Street Vancouver, B.C. Canada V6C 1G8
Directors and Officers
Steven Aaker, Director
Anton Drescher, Lead Independent Director
Ronald Largent, Executive Chairman and Director
Rowland Perkins, Director
Jeffrey A. Pontius, Chief Executive Officer, President and Director
Edward Yarrow, Director
Peggy Wu, Chief Financial Officer and Director
Carl Brechtel, Chief Administrative Officer
Marla Ritchie, Corporate Secretary
Registrar and Transfer Agent Computershare Investor Services Inc. 510 Burrard Street, 3rd Floor, Vancouver, B.C. Canada V6C 3B9
Depositary Computershare Investor Services Inc. 100 University Ave, 8th Floor, Toronto, O.N. Canada M5J 2Y1
	Legal Counsel (Canada) Cassels Brock & Blackwell LLP 2200 – 885 West Georgia Street Vancouver, B.C. Canada V6C 3E8	Legal Counsel (U.S.) Dorsey & Whitney LLP 1400 Wewatta Street, Suite 400 Denver, Colorado USA 80202-5549
Auditor Crowe MacKay LLP, Chartered Professional Accountants Suite 1100, 1177 West Hastings Street Vancouver, B.C. Canada V6E 4T5
	Listing Toronto Stock Exchange: NASDAQ:	Symbol “KOR” Symbol “KOR”

Suite 1750, 700 West Pender Street
Vancouver, British Columbia, Canada V6C 1G8
PROPOSED ARRANGEMENT — YOUR VOTE IS VERY IMPORTANT
Dear Securityholders:
You are cordially invited to attend a special meeting (such meeting, including any adjournments or postponements thereof, the “Special Meeting”) of the holders of common shares (the “Shareholders”) of Corvus Gold Inc. (the “Company” or “Corvus”), and holders of options to purchase common shares of Corvus (“Optionholders”, together with the Shareholders, the “Securityholders”), to be held on January 6, 2022, at 9 a.m. at the Corvus corporate headquarters located at Suite 1750, 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8. Details regarding the business to be conducted at the Special Meeting are described in the accompanying management information circular/proxy statement and the accompanying notice of Special Meeting (the “Notice of Special Meeting”).
At the Special Meeting you will be asked to consider and vote upon a proposal to approve and adopt the transactions set forth in the Arrangement Agreement, dated as of September 13, 2021 (as amended from time to time, the “Arrangement Agreement”) by and among the Company, 1323606 B.C. Unlimited Liability Company, an unlimited liability company existing under the laws of British Columbia (the “Purchaser”) and AngloGold Ashanti Holdings plc, a public limited company existing under the laws of the Isle of Man (the “Guarantor”). The Purchaser is an indirect wholly owned subsidiary of AngloGold Ashanti Limited (“AGA”) and the Guarantor is a direct wholly owned subsidiary of AGA.
The Arrangement Agreement provides for the terms and conditions pursuant to which the Purchaser has agreed to acquire the remaining 80.5% of the outstanding common shares of Corvus (the “Corvus Shares”), not already owned by AGA and all of its subsidiaries (collectively, the “AGA Group”), at a price of C$4.10 per Corvus Share (the “Consideration”) in cash, without interest and less any applicable withholding taxes (the “Transaction”). The Transaction will be implemented by way of a statutory plan of arrangement (the “Arrangement”) under the Business Corporations Act (British Columbia). As part of the Transaction, each option to purchase a Corvus Share (a “Corvus Option”) that is outstanding immediately prior to the effective time of the Arrangement, notwithstanding the terms of such Corvus Option (whether vested or unvested) will be immediately canceled in exchange for a cash payment from Corvus equal to the amount by which the Consideration exceeds the exercise price of each such Corvus Option, less applicable withholding taxes.
The completion of the Arrangement is subject to the review and approval of the Supreme Court of British Columbia (the “Court”). A hearing by the Court with respect to the final order approving the Arrangement is expected to take place on or about January 11, 2022, at 9:45 a.m. (Vancouver Time) at 800 Smithe Street, Vancouver, British Columbia, Canada. Any Securityholder or other person may appear, be represented and/or present evidence or arguments at the hearing, subject to compliance with the requirements of the interim order (the “Interim Order”) of the Court. Further information concerning the hearing of the Court is set forth in the Notice of Petition and the Court’s Interim Order concerning the Arrangement, set forth in Appendices E and D respectively, of the attached management information circular/proxy statement.
The Arrangement will be subject to the approval of: (a) 66 2/3% of the votes cast by (i) the Shareholders, including votes attached to Corvus Shares held by the AGA Group, present in person or represented by proxy at the Special Meeting and entitled to vote thereon; and (ii) the Shareholders and the Optionholders, including votes attached to Corvus Shares held by the AGA Group, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon; and (b) a simple majority of the votes cast by the Shareholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon, excluding votes attached to Corvus Shares held by the AGA Group and any other person as required to be excluded under section 8.1(2) of Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions.
The Arrangement Agreement and the transactions contemplated thereby, including the Transaction are described further in the accompanying management information circular/proxy statement.
The Transaction constitutes a “going-private transaction” under the rules of the SEC. As a result, Corvus and the AGA Group will also file a related Transaction Statement on Schedule 13E-3. As of the date of this Circular, the AGA Group beneficially owns 24,774,949 Corvus Shares representing 19.5% of Corvus’ outstanding share capital.
The Corvus Board of Directors (the “Corvus Board”) formed a special committee (the “Special Committee”) consisting solely of independent directors of the Company to, among other things, review, evaluate and supervise the negotiations of the Arrangement Agreement and the transactions contemplated thereby, including the Arrangement and other alternatives available to the Company. The Special Committee, as more fully described in the accompanying management information circular/proxy statement, evaluated the Arrangement, in consultation with the Company’s management and its own independent legal and financial advisors. After considering various factors, the Special Committee: (i) unanimously determined that the Arrangement Agreement and the transactions contemplated thereby, including the Arrangement, are fair to the Shareholders (other than the Guarantor or its affiliates), (ii) unanimously determined that the Arrangement is in the best interests of the Company and (iii) unanimously recommended that the Corvus Board approve the Arrangement Agreement and that the Securityholders vote in favor of the special resolution approving the Arrangement at the Special Meeting, the full text of which is set forth in Appendix F to the accompanying proxy statement/management information circular of the Company (the “Arrangement Resolution”).
Having received the unanimous recommendation of the Special Committee, the Corvus Board evaluated the Arrangement in consultation with the Company’s management and legal and financial advisors. After considering various factors, the Corvus Board (i) unanimously determined that the Arrangement Agreement and the transactions contemplated thereby, including the Arrangement, are fair to the Shareholders (other than the Guarantor or its affiliates), (ii) unanimously determined that the Arrangement is in the best interests of the Company and (iii) unanimously recommended that the Securityholders vote in favor of the Arrangement Resolution.
In addition to your vote on the proposal to approve and adopt the transactions set forth in the Arrangement Agreement, pursuant to rules of the U.S. Securities and Exchange Commission (the “SEC”), Shareholders will also be asked to vote at the Special Meeting on (i) a non-binding, advisory proposal to approve certain compensation arrangements for the Company’s named executive officers in connection with the Arrangement, which requires the affirmative vote of a majority of the Corvus Shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon; and (ii) one or more proposals to adjourn the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Arrangement Agreement, which requires the affirmative vote of a majority of the voting securities present in person or represented by proxy at the Special Meeting and entitled to vote thereon, whether or not a quorum is present.
The Corvus Board recommends that you vote “FOR” each of the proposals at the Special Meeting in relation to the Arrangement Agreement and the transactions contemplated thereby, including the Arrangement.
Your vote is very important. Whether or not you plan to attend the Special Meeting, you are urged to vote your securities as promptly as possible to ensure your representation at the Special Meeting. Please review the instructions in the accompanying Notice of Special Meeting and management information circular/proxy statement regarding voting.
The Corvus Board recommends that you vote “FOR” the advisory, non-binding, proposal regarding certain Arrangement-related executive compensation arrangements, and “FOR” the proposal to adjourn the Special Meeting, if necessary or appropriate.
In considering the recommendations of the Corvus Board, the Securityholders should be aware that the officers and directors have certain interests in the Arrangement that may be different from, or in addition to, the interests of the Securityholders generally. Those interests are more fully described in the accompanying management information circular/proxy statement. The Special Committee and the Corvus Board were aware of these interests and considered them, among other matters, in making their recommendations.

Sprott Funds Trust, who holds approximately 16.9% of the voting power of the Company’s outstanding Corvus Shares, have duly executed and entered into a voting support agreement (the “Sprott Voting Agreement”), pursuant to which they have agreed to vote their Corvus Shares in favor of the adoption and approval of the Arrangement Agreement and the transactions contemplated thereby, including the Arrangement, subject to and in accordance with the terms and conditions of the Sprott Voting Agreement. A copy of the form of Sprott Voting Agreement is attached as Appendix I to the accompanying management information circular/proxy statement. In addition, each director and certain officers of the Company have entered into substantially similar voting and support agreements and have agreed to vote all of such individual’s Corvus Shares and Corvus Options in favor of the Arrangement Resolution and against any resolution submitted by any person that is inconsistent with the Arrangement.
Completion of the Arrangement is subject to the satisfaction or waiver of certain conditions set forth in the Arrangement Agreement.
The accompanying management information circular/proxy statement provides you with more detailed information about the Special Meeting, the Arrangement Agreement and the transactions contemplated thereby, including the Arrangement. A copy of the Arrangement Agreement is attached as Appendix B to the accompanying proxy statement. We encourage you to carefully read the entire management information circular/proxy statement and its appendices, including the Arrangement Agreement and the documents referred to or incorporated by reference in the accompanying management information circular/proxy statement in their entirety. You may also obtain additional information about the Company from other documents we have filed with the SEC. In particular, you should read the “Risk Factors” section beginning on page 13 in our annual report on Form 10-K for the fiscal year ended May 31, 2021, page 27 in our quarterly report on Form 10-Q for the quarter ended August 31, 2021, and other risk factors detailed from time to time in the Company’s reports filed with the SEC and incorporated by reference in the accompanying management information circular/proxy statement in their entirety, for risks relating to our business and for a discussion of the risks you should consider in evaluating the proposed transactions and how they may affect you.
Registered Securityholders of Corvus are requested to complete and return the enclosed form of proxy to ensure that your securities will be represented at the Special Meeting, whether or not you are personally able to attend. Please complete the enclosed form of proxy and submit it to our transfer agent and registrar, Computershare Investor Services Inc., as soon as possible but not later than 9 a.m. (Vancouver time) on January 4, 2022, or 48 hours (excluding weekends and holidays) prior to the time of any adjournment or postponement of the Special Meeting.
Beneficial Shareholders who hold shares through a bank, broker or other financial intermediary should carefully follow the instructions found on their voting instruction form.
If you have any questions or need assistance voting your common shares, please see the “The Special Meeting — Proxy Instructions” section in the management information circular/proxy statement.
Thank you in advance for your cooperation and continued support.
Sincerely,
/s/ Jeffrey A. Pontius

Jeffrey A. Pontius
Chief Executive Officer, President and Director
The accompanying management information circular/proxy statement is dated November 25, 2021, and is first being mailed to the Company’s stockholders on or about December 2, 2021.
NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE ARRANGEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE ARRANGEMENT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE ARRANGEMENT, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT OR THE ACCOMPANYING PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Suite 1750, 700 West Pender Street
Vancouver, British Columbia, Canada V6C 1G8
NOTICE OF SPECIAL MEETING OF SECURITYHOLDERS
NOTICE IS HEREBY GIVEN that, pursuant to an order (the “Interim Order”) of the Supreme Court of British Columbia (the “Court), a Special Meeting (the “Special Meeting”) of the holders of common shares (“Shareholders”) and holders of options (“Optionholders” and together with Shareholders, the “Securityholders”) of CORVUS GOLD INC. (the “Company”) will be held at Suite 1750, 700 West Pender Street, in the City of Vancouver, British Columbia, Canada V6C 1G8, on the 6th day of January, 2022 at the hour of 9 a.m. (Vancouver time) for the following purposes:
1.
to consider, pursuant to the Interim Order, and, if thought advisable, to pass, with or without variation, a special resolution (the “Arrangement Resolution”), the full text of which is set forth in Appendix F to the accompanying proxy statement/management information circular of the Company (the “Circular”), approving a plan of arrangement under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “BCBCA”) involving the Company, its Shareholders and Optionholders, 1323606 B.C. Unlimited Liability Company, an unlimited liability company existing under the laws of British Columbia (the “Purchaser”) and AngloGold Ashanti Holdings plc, a public limited company existing under the laws of the Isle of Man (the “Guarantor”) (the “Plan of Arrangement”) pursuant to which the Purchaser will, among other things, acquire all of the issued and outstanding common shares of the Company (other than the common shares already owned by the Guarantor and its affiliates), all as more particularly described in the Circular;

2.
in the case of Shareholders only and solely on a non-binding, advisory basis, a proposal to approve certain compensation arrangements for the Company’s named executive officers in connection with the Arrangement (the “Golden Parachute Proposal”);

3.
subject to the provisions of the arrangement agreement, dated September 13, 2021, between the Company, the Purchaser and the Guarantor (the “Arrangement Agreement”), to consider and vote on the proposal to approve the adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Arrangement Resolution; and

4.
to transact such further or other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

The board of directors of the Company unanimously recommends that you vote FOR all of the proposals described above.
The accompanying Circular provides you with information about the Arrangement Agreement, the Plan of Arrangement and the Special Meeting of the Company. The Company encourages you to read the Circular carefully and in its entirety, including the Arrangement Agreement, which is attached as Appendix B.
Record Date: November 22, 2021. Only Securityholders as of close of business on the record date are entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement of the Special Meeting.
The Circular is dated November 25, 2021, and is first being mailed to our Securityholders on or about December 2, 2021.

Securityholders of the Company who are unable to attend the Special Meeting in person are requested to complete the proxy/voting instruction form online at www.investorvote.com or if you requested or received a paper copy of the proxy/voting instruction form complete, sign and date it and mail it to or deposit it with Computershare Investor Services Inc., Proxy Dept., 100 University Avenue, 8th Floor, Toronto, Ontario, Canada M5J 2Y1. In order to be valid and acted upon at the Special Meeting, an executed proxy/voting instruction form must be received by Computershare prior to 9 a.m. Vancouver time (12 p.m. Toronto time) on January 4, 2022. Proxies/voting instruction forms may not be delivered to the Chair at the Special Meeting. The deadline for the deposit of proxies may be waived or extended by the Chair of the Special Meeting at his or her sole discretion without notice.
Your vote is important. The Arrangement cannot be completed unless the Arrangement Resolution is approved. Approval of the Arrangement Resolution requires the approval of: (a) 66 2∕3% of the votes cast by (i) the Shareholders, including votes attached to common shares held by AngloGold Ashanti Limited and all of its subsidiaries (collectively, the “AGA Group”), present in person or represented by proxy at the Special Meeting and entitled to vote thereon; and (ii) the Shareholders and the Optionholders, including votes attached to common shares held by the AGA Group, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon; and (b) a simple majority of the votes cast by the Shareholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon, excluding votes attached to common shares held by the AGA Group and any other person as required to be excluded under section 8.1(2) of Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions.
Whether or not you plan to attend the Special Meeting, please vote as soon as possible to ensure that your securities are represented and voted at the Special Meeting.
While, as of the date of this notice, the Company intends to hold the Special Meeting as set out above, it is continuously monitoring the current coronavirus (COVID-19) outbreak. In light of the rapidly evolving situation involving COVID-19, the Company asks that Securityholders of the Company follow the current instructions and recommendations of federal, and any applicable provincial and local health authorities when considering attending the Special Meeting. All Securityholders of the Company are strongly encouraged to vote prior to the Special Meeting by any of the means described above. In order to adhere to all government and public health authority recommendations, the Company notes that the Special Meeting will be limited to only the legal requirements for shareholder meetings and guests will not be permitted entrance unless legally required. Rather than attending in person, the Company encourages shareholders to access the Special Meeting via telephone conference call at (647) 374-4685 (Canada) or (646) 876-9923 (US). Please input meeting ID 863 6701 5393 and enter password 252685. This conference call will give Securityholders audio access to the Special Meeting regardless of their geographic location. However, Securityholders attending via conference call will only be permitted to listen-in and will not be permitted to vote on any matter and therefore are encouraged to vote prior to the Special Meeting by any of the means described above.
The Company reserves the right to take any additional precautionary measures it deems necessary in relation to the Special Meeting in response to further development in respect of the COVID-19 outbreak that the Company considers necessary or advisable including changing the time, date or location of the Special Meeting. Changes to the Special Meeting time, date or location and/or means of holding the Special Meeting may be announced by way of press release. Please monitor the Company’s press releases as well as its website at www.corvusgold.com for updated information. The Company advises you to check its website one week prior to the Special Meeting date for the most current information. The Company does not intend to prepare or mail an amended Circular in the event of changes to the Special Meeting format, unless otherwise required to do so by applicable law.
If your common shares or options of the Company are not registered in your name, you will need to bring proof of your ownership of those common shares or options to the Special Meeting in order to register to attend and vote. You should ask the broker, bank or other institution that holds your common shares to provide you with proper proxy documentation that shows your ownership as of November 22, 2021 and your right to vote such common shares or options.
Pursuant to the Interim Order, registered Shareholders have the right to dissent in respect of the Arrangement Resolution. If the Arrangement becomes effective, a registered Shareholder who dissents in respect of the Arrangement Resolution is entitled to be paid the fair value of such dissenting common shares in accordance with the provisions of Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement and the Interim Order, provided that such Shareholder has delivered a written notice of dissent to the Arrangement Resolution to Corvus, c/o Cassels Brock & Blackwell LLP, Suite 2200, 885 West Georgia Street, Vancouver, British Columbia, Canada V6C 3E8, Attention: Jen Hansen, no later than 5:00 p.m., Vancouver time, on January 4, 2022 (or, if the Special Meeting is adjourned or postponed, 5:00 p.m., Vancouver time, on the day that is two business days before the time of the postponed or adjourned Special Meeting) and has otherwise strictly complied with the dissent procedures described in the accompanying Circular, including the relevant procedures prescribed by the BCBCA, as modified by the Plan of Arrangement and the Interim Order.
Beneficial owners of common shares that are registered in the name of a broker, bank, custodian, nominee or other intermediary who wish to dissent should be aware that only registered owners of common shares are entitled to dissent. A dissenting holder of common shares may only dissent with respect to all common shares held on behalf of any one beneficial owner and registered in the name of such dissenting Shareholder. Accordingly, a non-registered holder of common shares who desires to exercise the right of dissent must make arrangements for the common shares beneficially owned by such holder to be registered in the holder’s name prior to the time the written notice of dissent to the Arrangement Resolution is required to be received by Corvus or, alternatively, make arrangements for the registered holder of such common shares to dissent on the holder’s behalf. It is recommended that you seek independent legal advice if you wish to exercise your right of dissent. Failure to strictly comply with the requirements set forth in Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement and the Interim Order, may result in the loss of any right to dissent.
DATED at Vancouver, British Columbia, Canada this 25th day of November, 2021.
BY ORDER OF THE CORVUS BOARD
/s/ Jeffrey A. Pontius

Jeffrey A. Pontius, Director, President and Chief Executive Officer

i

GLOSSARY OF TERMS
“Aboriginal Peoples” means any aboriginal peoples of the United States, including Native Americans, including any federally-recognized Tribes in Nevada, and any group of aboriginal peoples, including Tribal governments.
“Acceptable Confidentiality Agreement” means a confidentiality agreement between Corvus and a third party other than the Purchaser or the Guarantor: (i) that contains confidentiality and other restrictions (other than standstill provisions) that are no less favorable to Corvus than those set out in the Confidentiality Agreement; (ii) that does not permit the third party to acquire any securities of the Company; and (iii) that contains a standstill or similar provisions that restrict the making, announcement or amendment of an Acquisition Proposal, no less favorable in the aggregate to the Company than those set out in the Confidentiality Agreement; provided that such confidentiality and standstill agreement may permit such Person to submit an Acquisition Proposal on a confidential basis to the Corvus Board.
“Acquisition Proposal” means, other than the transactions contemplated by the Arrangement Agreement and other than any transaction involving only Corvus and/or one or more of its wholly owned Subsidiaries, any offer, proposal or inquiry (written or oral) from any Person or group of Persons other than the Purchaser (or any affiliate of the Purchaser) after the date of the Arrangement Agreement relating to (i) any sale, disposition, alliance or joint venture (or any lease, long-term supply agreement or other arrangement having the same economic effect as a sale), direct or indirect, in a single transaction or a series of related transactions, of assets (including voting or equity securities of Subsidiaries) representing 20% or more of the fair market value of the consolidated assets of Corvus and its Subsidiaries, taken as a whole (based on the consolidated statements of financial position of the Company most recently filed as part of the Company Filings prior to such time), or contributing 20% or more of the consolidated annual revenue of Corvus and its Subsidiaries, taken as a whole, or of 20% or more of the voting, equity or other securities of Corvus or any of its Subsidiaries (or rights or interests in such voting, equity or other securities); (ii) any direct or indirect take-over bid, tender offer, exchange offer, sale or issuance of securities, or other transaction that, if consummated, would result in such Person or group of Persons beneficially owning 20% or more of any class of voting, equity or other securities (including securities convertible into or exercisable or exchangeable for voting, equity or other securities) of the Company or any of its Subsidiaries then outstanding (assuming, if applicable, the conversion, exchange or exercise of such securities convertible into or exercisable or exchangeable for voting or equity securities); (iii) any plan of arrangement, merger, amalgamation, consolidation, share exchange, share reclassification, business combination, reorganization, recapitalization, liquidation, dissolution, winding up or exclusive license involving Corvus or any of its Subsidiaries holding assets with a fair market value of 20% or more of the consolidated assets of Corvus and its Subsidiaries (based on the consolidated statements of financial position of Corvus most recently filed as part of the Company’s Filings) or contributing 20% or more of the consolidated annual revenue of the Company and its Subsidiaries (based on the annual consolidated statements of net income and comprehensive income of the Company most recently filed as part of the Company’s Filings); or (iv) any other transaction or series of transactions involving the Company or any of its Subsidiaries having a similar result as any of the foregoing.
“Adjournment Resolution” has the meaning set out under the heading “Summary Term Sheet — The Special Meeting — Purpose of the Special Meeting”.
“AGA” means AngloGold Ashanti Limited.
“AGAH” means AngloGold Ashanti Holdings plc.
“AGA North America” means AngloGold Ashanti North America Inc.
“AGA (U.S.A.) Exploration” means AGA (U.S.A.) Exploration Inc.
“AGA Group” means collectively, AGA and all of its subsidiaries.
“Amalco” has the meaning set out under the heading “Summary Term Sheet — The Arrangement”.
“Arrangement” means the arrangement between Corvus, the Purchaser and the Guarantor to be completed pursuant to the terms and conditions of the Plan of Arrangement and the Arrangement Agreement.

“Arrangement Agreement” means that certain arrangement agreement dated September 13, 2021 by and among Corvus, the Purchaser, and the Guarantor.
“Arrangement Resolution” means the resolution of the Securityholders to be approved at the Special Meeting as set forth in Appendix F attached to this Circular.
“ATM Agreement” has the meaning set out under the heading “Important Information about Corvus – Prior Public Offerings”.
“BCBCA” means the Business Corporations Act (British Columbia).
“Blakes” means Blake, Cassels & Graydon LLP.
“BMO Capital Markets” has the meaning set out under the heading “Summary Term Sheet — Opinion of Financial Advisor to Corvus (BMO Capital Markets)”.
“Cassels” means Cassels Brock & Blackwell LLP.
“CDS” means The Canadian Depository for Securities Limited.
“Change in Recommendation” means prior to obtaining the approval of the Shareholders of the Arrangement Resolution, the Corvus Board or a committee of the Corvus Board fails to unanimously recommend or withdraws, amends, modifies or qualifies, publicly proposes or states its intention to do so in each case in a manner that is adverse to the Purchaser, or fails to publicly reaffirm (without qualification) within two (2) business days after having been requested in writing by the Purchaser to do so, the Corvus Board’s recommendation that the Shareholders vote for the Arrangement Resolution, or takes no position or a neutral position with respect to an Acquisition Proposal for more than five (5) business days after an Acquisition Proposal has been publicly announced or otherwise publicly disclosed (or in the event that the Special Meeting is scheduled to occur within such five (5) business day period, prior to the third business day prior to the Special Meeting), or accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend an Acquisition Proposal, or enters into a written agreement (other than an Acceptable Confidentiality Agreement permitted by and in accordance with the Arrangement Agreement) with respect to an Acquisition Proposal.
“Change of Control Agreements” has the meaning set out under the heading “Special Factors — Interests of Corvus Directors and Executive Officers in the Arrangement — Change of Control Payments”.
“Circular” means this proxy statement and management information circular.
“Company Filings” means all documents publicly filed (i) under the profile of the Company on SEDAR or (ii) by the Company on EDGAR, in the case of each of clauses (i) and (ii), between June 1, 2021 and the date of the Arrangement Agreement.
“Competition Act” means the Competition Act (Canada).
“Confidentiality Agreement” has the meaning set out under the heading “Special Factors — Background of the Arrangement”.
“Consideration” means the consideration of C$4.10 in cash per Corvus Share, without interest, to be paid to each Shareholder for its Corvus Shares as part of the Arrangement.
“Corvus” or the “Company” means Corvus Gold Inc.
“Corvus Board” means the board of directors of Corvus as constituted from time to time.
“Corvus Budget” means the budget prepared by Corvus and provided to the Guarantor on September 12, 2021.
“Corvus Disclosure Letter” means the disclosure letter dated the date of the Arrangement Agreement and delivered by Corvus to the Purchaser in connection with the execution of the Arrangement Agreement.
“Corvus Nevada” means Corvus Gold Nevada Inc.
v

“Corvus Options” means options to purchase Corvus Shares granted under the Stock Plan.
“Corvus Shares” means the common shares, no par value, of Corvus.
“Court” means the Supreme Court of British Columbia.
“CRA” means the Canada Revenue Agency.
“DCF” has the meaning set out under the heading “Special Factors — Fort Capital Valuation and Opinion”.
“Depositary” means Computershare Investor Services Inc.
“Dissent Rights” means the right of Shareholders to dissent and become entitled to be paid the fair value of such Shareholder’s Corvus Shares in accordance with the provisions of Sections 237 to 247 of the BCBCA as modified by the Plan of Arrangement and the Interim Order.
“Dissenting Non-Resident Shareholder” has the meaning set out under the heading “The Arrangement — Material Canadian Federal Income Tax Considerations of the Arrangement”.
“Dissenting Resident Shareholder” has the meaning set out under the heading “The Arrangement — Material Canadian Federal Income Tax Considerations of the Arrangement”.
“Dissenting Shareholder” means a registered Shareholder who has duly exercised a Dissent Right in strict compliance with the dissent procedures set out in Sections 237 through 247 of the BCBCA, as modified by the Interim Order and the Plan of Arrangement, and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights, but only in respect of Corvus Shares in respect of which Dissent Rights are validly exercised by such Shareholder.
“Dissent Shares” means Corvus Shares held by a Dissenting Shareholder and in respect of which the Dissenting Shareholders has validly exercised Dissent Rights.
“Dorsey” means Dorsey & Whitney LLP.
“DRS Advice” means Direct Registration System advice(s) representing Corvus Shares.
“DTC” means The Depository Trust Company.
“Effective Time” means the effective time of the Arrangement in accordance with the Plan of Arrangement.
“Engagement Letter” has the meaning set out under the heading “Summary Term Sheet — Formal Valuation and Opinion of Financial Advisor to the Special Committee (Fort Capital Partners)”.
“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
“executive officer” has the meaning ascribed thereto in National Instrument 51-102 — Continuous Disclosure Obligations and Rule 3b-7 of the Exchange Act.
“Expiry Time” has the meaning set out under the heading “Agreements Involving Corvus Shares — Voting Agreements”.
“Fair Market Value” or “FMV” has the meaning set out under the heading “Special Factors — Fort Capital Valuation and Opinion”.
“Final Order” means the final order of the Court regarding the Arrangement.
“Fort Capital Valuation and Opinion” has the meaning set out under the heading “Special Factors — Fort Capital Valuation and Opinion”.
“Golden Parachute Proposal” has the meaning set out under the heading “Summary Term Sheet — The Special Meeting — Purpose of the Special Meeting”.
“Governmental Entity” means (i) any international, multinational, national, federal, provincial, state, regional, county, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, ministry, agency or instrumentality, domestic or foreign,

(ii) any subdivision or authority of any of the above, (iii) any quasi-governmental or private body exercising any statutory, regulatory, expropriation or taxing authority under or for the account of any of the foregoing or (iv) any stock exchange.
“Guarantor” means AngloGold Ashanti Holdings plc, a public limited company existing under the laws of the Isle of Man.
“Interim Order” means the interim order of the Court related to the Arrangement.
“Intermediary” has the meaning set out under the heading “The Special Meeting — Who Can Vote?”.
“IRS” has the meaning set out under the heading “The Arrangement — Certain U.S. Federal Income Tax Considerations of the Arrangement”.
“ITH” means International Tower Hill Mines Ltd.
“Law” or “Laws” means, with respect to any Person, any and all applicable laws (statutory, common or otherwise), constitutions, treaties, conventions, ordinances (including zoning), codes, rules, regulations, orders, injunctions, writs, judgments, decrees, rulings or other similar requirements, whether domestic or foreign, enacted, adopted, issued, promulgated or applied by a Governmental Entity that is binding upon or applicable to such Person or its business, undertaking, property or securities, and to the extent that they have the force of law, policies, guidelines, notices and protocols of any Governmental Entity, as amended.
“Loan Agreement” has the meaning set out under the heading “Summary Term Sheet — Purposes of the Arrangement”.
“Lynnda Strip” means the unstaked areas lying between claims held by Coeur Mining, Inc. and AGA called the Lynnda Strip, as further described in Corvus’ annual report on Form 10-K for the fiscal year ended May 31, 2021;
“Matching Period” has the meaning set out under the heading “Summary Term Sheet — No Solicitation”.
“Material Adverse Effect” has the meaning set out under the heading “The Arrangement Agreement — Representations and Warranties”.
“Meeting Materials” has the meaning set out under the heading “The Special Meeting — Non-Registered Holders”.
“MI 61-101” means Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions.
“ML Report” has the meaning set out under the heading “Special Factors — Fort Capital Valuation and Opinion”.
“Mother Lode Property”, “Mother Lode” or “ML” means the Mother Lode Property located in the State of Nevada, USA.
“NAV” has the meaning set out under the heading “Special Factors — Fort Capital Valuation and Opinion”.
“NAVPS” has the meaning set out under the heading “Special Factors — Fort Capital Valuation and Opinion”.
“NBP Report” has the meaning set out under the heading “Special Factors — Fort Capital Valuation and Opinion”.
“NEO” or “named executive officer” have the meanings ascribed thereto in Form 51-102F6 — Statement of Executive Compensation and Item 402 of Regulation S-K under the Exchange Act.
“NI 43-101” means National Instrument 43-101 — Standards of Disclosure for Mineral Projects.
“NI 54-101” has the meaning set out under the heading “The Special Meeting — Non-Registered Holders”.
“NOBOs” has the meaning set out under the heading “The Special Meeting — Non-Registered Holders”.

“Nominee” has the meaning set out under the heading “Summary Term Sheet — Required Vote; Effect of Abstentions and Broker Non-Votes”.
“Non-Registered Holder” has the meaning set out under the heading “The Special Meeting — Non-Registered Holders”.
“Non-Resident Shareholder” has the meaning set out under the heading “The Arrangement — Material Canadian Federal Income Tax Considerations of the Arrangement”.
“North Bullfrog Property”, “North Bullfrog” or “NBP” means the North Bullfrog Property located in the State of Nevada, USA.
“Notice Shares” has the meaning set out under the heading “Dissent Rights”.
“OBO” has the meaning set out under the heading “The Special Meeting — Non-Registered Holders”.
“Optionholders” means the holders of Corvus Options.
“Ordinary Course” means, with respect to an action taken or to be taken by Corvus, that such action is consistent with the past practices of Corvus and is taken in the ordinary course of the normal day-to-day operations of the business of Corvus.
“Outside Date” has the meaning set out under the heading “Summary Term Sheet — Expected Timing of the Arrangement”.
“Party” means the parties to the Arrangement Agreement.
“Person” includes any individual, sole proprietorship, corporation, partnership, limited partnership, limited liability company, unlimited liability company, joint venture, joint stock company, incorporated or unincorporated association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status.
“PFIC” has the meaning set out under the heading “The Arrangement — Certain U.S. Federal Income Tax Considerations of the Arrangement — Treatment of the Arrangement”.
“PFIC Rules” has the meaning set out under the heading “The Arrangement — Certain U.S. Federal Income Tax Considerations of the Arrangement — Passive Foreign Investment Company Rules — Consequences of PFIC Status”.
“Plan of Arrangement” has the meaning set out under the heading “Summary Term Sheet — The Arrangement”.
“Proposal Letter” has the meaning set out under the heading “Special Factors — Background of the Arrangement”.
“Purchaser” means 1323606 B.C. Unlimited Liability Company, an unlimited liability company existing under the laws of British Columbia.
“QEF” has the meaning set out under the heading “The Arrangement — Certain U.S. Federal Income Tax Considerations of the Arrangement — Passive Foreign Investment Company Rules — QEF Election”.
“QEF Allocation Rules” has the meaning set out under the heading “The Arrangement — Certain U.S. Federal Income Tax Considerations of the Arrangement — Passive Foreign Investment Company Rules — QEF Election”.
“Record Date” has the meaning set out under the heading “Summary Term Sheet — Record Date and Voting Information”.
“Representatives” has the meaning set out under the heading “The Arrangement Agreement — Additional Covenants Regarding Non-Solicitation”.

“Resident Shareholders” has the meaning set out under the heading “The Arrangement — Material Canadian Federal Income Tax Considerations of the Arrangement”.
“Revised Proposal” has the meaning set out under the heading “Special Factors — Background of the Arrangement”.
“SARB” means the South African Reserve Bank.
“SEC” has the meaning set out under the heading “Summary Term Sheet — Additional Information”.
“Securityholders” means the Shareholders and the Optionholders.
“senior officer” has the meaning ascribed thereto in MI 61-101.
“Shareholders” means the holders of Corvus Shares.
“Special Committee” means the special committee of the Corvus Board.
“Special Meeting” means the special meeting of Securityholders to which this Circular relates, including any adjournments or postponements thereof.
“Stock Plan” means the amended and restated 2010 Stock Option Plan.
“Subject Securities” has the meaning set out under the heading “Agreements Involving Corvus Shares — Voting Agreements”.
“Subsidiaries” means the subsidiaries, direct and indirect, of Corvus.
“Superior Proposal” means any unsolicited bona fide written Acquisition Proposal from a Person who is an arm’s-length third party to acquire not less than all of the outstanding Corvus Shares not beneficially owned by the Person making such Acquisition Proposal or all or substantially all of the assets of the Company on a consolidated basis that: (a) complies with securities Laws in all material respects and did not result from or involve a breach of the Arrangement Agreement; (b) is reasonably capable of being completed in accordance with its terms, without undue delay, taking into account all financial, legal, regulatory and other aspects of such Acquisition Proposal and the Person making such Acquisition Proposal; (c) is not subject to any financing contingency and in respect of which it has been demonstrated to the satisfaction of the Corvus Board, acting in good faith, that adequate arrangements have been made to ensure that the required funds will be available to effect payment in full for all of the Corvus Shares or assets, as the case may be; (d) is not subject to any due diligence and/or access condition; and (e) the Corvus Board determines, in its good faith judgment, after receiving the advice of its outside legal counsels and financial advisors and after taking into account all the terms and conditions of the Acquisition Proposal, including all legal, financial, regulatory and other aspects of such Acquisition Proposal and the Person making such Acquisition Proposal, would, if consummated in accordance with its terms, but without assuming away the risk of non-completion, result in a transaction which is more favorable, from a financial point of view, to the Shareholders than the Arrangement (including any amendments to the terms and conditions of the Arrangement proposed by the Purchaser pursuant to the Arrangement Agreement).
“Superior Proposal Notice” has the meaning set out under the heading “Summary Term Sheet — No Solicitation”.
“Supporting Shareholders” has the meaning set out under the heading “Summary Term Sheet — Voting Agreements”.
“TAC” has the meaning set out under the heading “Special Factors — Fort Capital Valuation and Opinion”.
“Tax Act” means the Income Tax Act (Canada).
“Tax Proposals” has the meaning set out under the heading “The Arrangement — Material Canadian Federal Income Tax Considerations of the Arrangement”.
“Technical Reports” has the meaning set out under the heading “Special Factors — Fort Capital Valuation and Opinion”.

“Termination Fee” means the C$19 million fee payable to the AGA Group upon termination of the Arrangement Agreement in certain circumstances as set forth therein.
“Transaction” means the proposed acquisition by the AGA Group of all the issued and outstanding Corvus Shares (other than the Corvus Shares currently beneficially owned by the AGA Group), following the Proposal Letter and as revised following the Revised Proposal, as the case may be.
“Treasury Regulations” has the meaning set out under the heading “The Arrangement — Certain U.S. Federal Income Tax Considerations of the Arrangement”.
“TSX” means the Toronto Stock Exchange.
“Unaffected Date” has the meaning set out under the heading “Special Factors — Fort Capital Valuation and Opinion”.
“U.S. Holder” has the meaning set out under the heading “The Arrangement — Certain U.S. Federal Income Tax Considerations of the Arrangement”.
“U.S. Tax Code” has the meaning set out under the heading “The Arrangement — Certain U.S. Federal Income Tax Considerations of the Arrangement”.
“Valuation” has the meaning set out under the heading “Special Factors — Fort Capital Valuation and Opinion”.
“Valuation Date” has the meaning set out under the heading “Special Factors — Fort Capital Valuation and Opinion”.
“Voting Agreement” has the meaning set out under the heading “Summary Term Sheet — Voting by Corvus Directors and Officers”.
“WACC” has the meaning set out under the heading “Special Factors — Fort Capital Valuation and Opinion”.
x

SUMMARY TERM SHEET
This Summary Term Sheet, together with “Questions and Answers About the Special Meeting and Arrangement” beginning on page 16, highlights certain information in this Circular but may not contain all of the information that may be important to you. We encourage you to read this entire Circular carefully, including its appendices and the documents referred to or incorporated by reference in this Circular for a more complete understanding of the matters being considered at the Special Meeting of the Securityholders. See “Where You Can Find More Information” beginning on page 124. In this Circular, the term “Corvus” refers to Corvus Gold Inc. and its subsidiaries, unless the context requires otherwise.
Information About the Parties to the Arrangement Agreement (see page 66)
The Arrangement Agreement was entered into on September 13, 2021 by and among Corvus, the Purchaser (1323606 B.C. Unlimited Liability Company) and the Guarantor (AngloGold Ashanti Holdings plc). A copy of the Arrangement Agreement is attached as Appendix B to this Circular. For a summary of the Arrangement Agreement, see “The Arrangement Agreement” beginning on page 88.
You should read the Arrangement Agreement carefully and in its entirety because it is the legal document that governs the transactions discussed herein.
Corvus Gold Inc.
Corvus is a corporation existing under the laws of British Columbia. Corvus is a reporting issuer as defined under Canadian securities laws in the Provinces of British Columbia, Alberta and Ontario. The Corvus Shares are listed and posted for trading on the TSX and the Nasdaq Capital Market, in each case under the trading symbol “KOR”.
Corvus’ head office is located at Suite 1750 – 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8, and its registered and records office is located at Suite 2200, HSBC Building, 885 West Georgia Street, Vancouver, British Columbia, Canada V6C 3E8.
Corvus is an exploration-stage company engaged in the acquisition, exploration and development of mineral properties. Corvus currently holds or has the right to acquire interests in the North Bullfrog Property and the Mother Lode Property, which form two separate gold exploration projects located in northwestern Nye County, Nevada. The North Bullfrog Property consists of leased, patented and unpatented mining claims covering an area of approximately 90.5 km2 consisting of a mix of private mineral leases of patented federal mining claims and 1,134 federal unpatented mining claims. The property is situated 10 km north of Beatty, Nevada. The property represents a large, low-sulphidation, epithermal bulk-tonnage gold system hosted in volcanic and sedimentary rocks. The Mother Lode Property is situated 165 km northwest of Las Vegas, Nevada, 10 km east of Beatty, Nevada, and approximately 20 road km’s from the Company’s North Bullfrog project in the Walker Lane gold belt. The property consists of 445 federal unpatented mining claims covering an area of approximately 36.5 km2. Neither, the North Bullfrog Property nor the Mother Lode Property have any known proven or probable reserves under SEC Industry Guide 7 or NI 43-101, and the projects are exploratory in nature.
Corvus is in the exploration stage as its properties have not yet reached commercial production and its properties are not beyond the preliminary exploration stage. All work presently planned by Corvus is directed at defining mineralization and increasing understanding of the characteristics of, and economics of, that mineralization.
Additional information about Corvus is contained in its annual report on Form 10-K for the fiscal year ended May 31, 2021, and in our quarterly report on Form 10-Q for the fiscal quarter ended August 31, 2021, each of which is incorporated by reference into this Circular. See “The Arrangement — Parties to the Arrangement” beginning on page 66, “Important Information about Corvus” beginning on page 106 and “Where You Can Find More Information” beginning on page 124, for additional information regarding Corvus.
AngloGold Ashanti Group
The Purchaser (1323606 B.C. Unlimited Liability Company) is an indirect wholly owned subsidiary of AGA and the Guarantor (AngloGold Ashanti Holdings plc) is a direct wholly owned subsidiary of AGA.

AGA is an independent, global gold mining company with a diverse, high-quality portfolio of operations, projects and exploration activities across nine countries on four continents. As of the date of this Circular, the AGA Group beneficially own 24,774,949 Corvus Shares representing 19.5% of Corvus’ outstanding share capital. See “The Arrangement — Parties to the Arrangement” beginning on page 66, “Important Information about AGA” beginning on page 116 and “Where You Can Find More Information” beginning on page 124, for additional information regarding AGA.
The Arrangement (see page 66)
The Transaction is the acquisition of all of the outstanding Corvus Shares (other than the Corvus Shares owned by the Guarantor and its affiliates) by the Purchaser subject to the terms and conditions of the Arrangement Agreement. The acquisition will be effected by way of a statutory plan of arrangement (the “Plan of Arrangement”) under Division 5 of Part 9 of the BCBCA. Upon completion of the Arrangement, Corvus and the Purchaser will amalgamate and become an indirect wholly owned subsidiary of AGA (“Amalco”), and the Corvus Shares are no longer expected to be publicly traded. See “The Arrangement” beginning on page 66.
Consideration (see page 66)
If the Arrangement is completed, each issued and outstanding Corvus Shares immediately prior to the Effective Time of the Arrangement (other than the Corvus Shares owned by the Guarantor and its affiliates or held by Shareholders who are entitled to demand and have properly exercised Dissent Rights for such Corvus Shares in accordance with, and who comply in all respects with, the BCBCA), will be converted into the right to receive the Consideration (C$4.10 per Corvus Shares without interest and less any applicable withholding taxes). At or prior to the Effective Time of the Arrangement, the Guarantor will deposit or cause to be deposited sufficient funds to pay the aggregate Consideration with the Depositary. In any case where the aggregate Consideration payable to a particular Shareholder or Optionholder under the Arrangement would include a fraction of a cent, the Consideration payable shall be rounded down to the nearest whole cent. See “The Arrangement — Corvus Shares” beginning on page 66 and “The Arrangement — Corvus Options” beginning on page 66.
Treatment of Stock Options (see page 66)
Pursuant to the Arrangement, each Corvus Option that is outstanding immediately prior to the Effective Time of the Arrangement, whether vested or unvested, will be deemed to be unconditionally vested and exercisable, notwithstanding the terms of such Corvus Option, and will be immediately canceled in exchange for a cash payment from Corvus equal to the amount by which the Consideration exceeds the exercise price of each such Corvus Option, subject to applicable withholding taxes. See “The Arrangement — Corvus Options” beginning on page 66.
Purposes of the Arrangement (see page 24)
The Consideration to be paid by the Purchaser for each Corvus Share represents an opportunity for the Shareholders to realize value for their Corvus Shares while eliminating exposure to risks related to future capital requirements to fund construction of the North Bullfrog Property and the Mother Lode Property, risks related to future dilution, risks related to future commodity pricing and the risks inherent in mine development and operation.
The Consideration represents a premium of approximately 26% to the closing price of Corvus Shares on the TSX on July 12, 2021, the day prior to the announcement that AGA submitted a non-binding proposal to Corvus, and a premium of approximately 59% to the closing price of Corvus Shares on the TSX on May 5, 2021, the day prior to the announcement of the loan agreement dated May 4, 2021 (the “Loan Agreement”) between AngloGold Ashanti North America Inc. (“AGA North America”) and Corvus, which provided for an unsecured but guaranteed US$20 million loan to Corvus and included a 90-day exclusivity period in favor of the AGA Group, which was automatically extended to 120 days following the non-binding proposal submitted by the AGA Group on July 13, 2021.

The combination of Corvus and AGA’s Nevada assets further consolidates one of the largest new gold districts in Nevada (the Beatty District) and provides the opportunity for AGA to establish, in the medium and longer term, a meaningful, low-cost production base in a premier mining jurisdiction.
See “Special Factors” beginning on page 19.
Certain Effects of the Arrangement (see page 56)
A primary benefit of the Arrangement to the Shareholders (other than the AGA Group), will be the right of such Shareholders to receive the Consideration of C$4.10 per Corvus Share, as described above, representing a premium of approximately 26% to the closing price of Corvus Shares on the TSX on July 12, 2021, the day prior to the announcement that AGA submitted a non-binding proposal to Corvus, and a premium of approximately 59% to the closing price of Corvus Shares on the TSX on May 5, 2021, the day prior to the announcement of the Loan Agreement and exclusivity. See “Certain Effects of the Arrangement — Benefits of the Arrangement for Corvus’ Unaffiliated Shareholders” beginning on page 56.
The primary detriments of the Arrangement to such Shareholders include the lack of interest of such Shareholders in the potential growth or value of Corvus. See “Effects of the Arrangement — Detriments of the Arrangement for Corvus’ Unaffiliated Shareholders” beginning on page 56.
The Arrangement will also have benefits and detriments to the AGA Group including the benefit of their interest in 100% of the potential future earnings and growth of the Corvus business which, if they successfully execute their business strategies, could be substantial and the detriment of bearing all of the risk of any possible decrease in the earnings, growth or value of Corvus following the Arrangement. Additionally, the AGA Group will have an increased interest in Corvus’ net book value and net earnings. See “Effects of the Arrangement — Benefits of the Arrangement for the AGA Group”, “Effects of the Arrangement — Detriment of the Arrangement for the AGA Group” and “Effects of the Arrangement — Certain Effects on the AGA Group’s Interest in Net Book Value and Net Earnings” each beginning on page 57.
Conditions to the Arrangement (see page 89)
Neither party is required to complete the Arrangement unless each of the following conditions is satisfied on or prior to the Effective Time, as defined in the Plan of Arrangement, which conditions may only be waived, in whole or in part, by the mutual consent of each of the parties:
•
receipt of Securityholder approval of the Arrangement Resolution, as further described in the section entitled “The Special Meeting” beginning on page 82, at the Special Meeting in accordance with the Interim Order concerning the hearing, set forth in Appendix D of this Circular;

•
obtaining the Final Order;

•
the absence of any Law enacted by any Governmental Entity that prohibits or makes the consummation of the Arrangement illegal; and

•
receipt by the AGA Group of the approval of the SARB.

Additional conditions to the Arrangement are listed in the section entitled “The Arrangement Agreement — Conditions Precedent to the Arrangement” beginning on page 89. On September 28, 2021, the SARB approval was obtained.
Expected Timing of the Arrangement (see page 67)
Corvus and the Purchaser are working to complete the Arrangement promptly, and expect it to be completed by the end of the first quarter of 2022. The Arrangement is subject, however, to various regulatory approvals and other conditions, which are described in more detail in this Circular, and it is possible that factors outside the control of either Corvus or the Purchaser could result in the Arrangement being completed at a later time, or not at all.
Corvus expects to complete the Arrangement promptly following the satisfaction or waiver of the other conditions precedent described in the Arrangement Agreement.

The Arrangement Agreement contains a mutual termination right for both Corvus and the Purchaser if the Arrangement is not completed by March 31, 2022, unless otherwise extended pursuant to the terms of the Arrangement Agreement (the “Outside Date”).
The Special Meeting (see page 82)
Date, Time and Place
The Special Meeting will be held on January 6, 2022 at 9 a.m. (Vancouver Time) at Suite 1750, 700 West Pender Street, in the City of Vancouver, British Columbia, Canada.
See “The Special Meeting” beginning on page 82.
Purpose of the Special Meeting
At the Special Meeting, you will be asked to consider and vote upon the following matters:
1.
to consider and, if thought advisable, to pass, with or without variation, the Arrangement Resolution, the full text of which is set forth in Appendix F to this Circular, approving the Plan of Arrangement, pursuant to which the Purchaser will, among other things, acquire all of the issued and outstanding Corvus Shares (other than the Corvus Shares owned by the Guarantor and its affiliates), all as more particularly described in this Circular;

2.
in the case of Shareholders only and solely on a non-binding, advisory basis, a proposal to approve certain compensation arrangements for the named executive officers of Corvus in connection with the Arrangement (the “Golden Parachute Proposal”);

3.
subject to the provisions of the Arrangement Agreement, to consider and vote on the proposal to approve the adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Arrangement Resolution (the “Adjournment Resolution”); and

4.
to transact such further or other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

Record Date and Voting Information
Only Shareholders who hold Corvus Shares and Optionholders that hold Corvus Options at the close of business on the record date of November 22, 2021 (the “Record Date”) will be entitled to vote at the Special Meeting. Each Corvus Share outstanding on the Record Date will be entitled to one vote on each matter submitted for approval at the Special Meeting. Each Corvus Option outstanding as of the Record Date will be entitled to one vote for each Corvus Shares acquirable upon exercise of such Corvus Option in relation to the Arrangement Resolution and the Adjournment Resolution. As of the Record Date, there were 127,003,470 outstanding Corvus Shares and 12,005,000 outstanding Corvus Options.
Solicitation of Proxies
This Circular is being furnished as part of the solicitation of proxies by the Corvus Board and the Company’s management for use at the Special Meeting.
Quorum
Two people present at the Special Meeting, in person or by proxy, and holding in the aggregate not less than 5% of the issued and outstanding Corvus Shares entitled to vote at the Special Meeting is necessary and sufficient to constitute a quorum for the transaction of any business at the Special Meeting. As of the Record Date, 6,350,173 Corvus Shares will be required to obtain a quorum.
Required Vote; Effect of Abstentions and Broker Non-Votes
Approval of the Arrangement Resolution requires the affirmative vote of (a) 66 2/3% of the votes cast by (i) the Shareholders, including votes attached to Corvus Shares held by the AGA Group, present in person or represented by proxy at the Special Meeting and entitled to vote thereon; and (ii) the Shareholders and the Optionholders, including votes attached to Corvus Shares held by the AGA Group, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon; and (b) a simple majority of the votes cast by the Shareholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon, excluding votes attached to Corvus Shares held by the AGA Group and any other person as required to be excluded under section 8.1(2) of MI 61-101. Corvus cannot complete the Arrangement unless its Securityholders approve the Arrangement Resolution.
Approval of the non-binding Golden Parachute Proposal requires a simple majority of the votes cast by the Shareholders, including votes attached to Corvus Shares held by the AGA Group, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Approval of the Adjournment Resolution requires a simple majority of the votes cast by the Shareholders and Optionholders, including votes attached to Corvus Shares held by the AGA Group, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon.
Abstentions by registered Securityholders who are present at the Special Meeting for the purposes of quorum will have no effect on any proposal before the Securityholders at the Special Meeting. Corvus Shares and Corvus Options not in attendance at the Special Meeting in person or by proxy will have no effect on the outcome of any proposal before the Securityholders at the Special Meeting.
In order to dissent, a Dissenting Shareholder must not have voted his, her or its Corvus Shares at the Special Meeting, either by proxy or in person, in favor of the Arrangement Resolution, and a vote against the Arrangement Resolution or an abstention shall not constitute written notice of dissent. Shareholders who abstain or do not attend will not waive their Dissent Rights.
If you hold your Corvus Shares in “street name” through a broker, bank or other Intermediary (a “Nominee”) and do not instruct your Nominee on how you wish your Corvus Shares to be voted using the voting instruction form provided by your Nominee, your Nominee may not vote uninstructed shares on the Arrangement Resolution, the Golden Parachute Proposal or the Adjournment Resolution. When a Nominee is permitted to vote a client’s Corvus Shares on some but not all of the proposals at a meeting, the missing votes are referred to as “broker non-votes”. Broker non-votes will not be counted as votes “FOR” or “AGAINST” the Arrangement Resolution, the Golden Parachute Proposal or the Adjournment Resolution and broker non-votes will not result in a waiver of Dissent Rights.
Voting by Securityholders
Any Securityholder of record entitled to vote may submit a proxy by returning a signed proxy card by mail, through the Internet or by telephone as further described in this Circular, or may vote in person by appearing at the Special Meeting.
In order to vote by proxy, registered Shareholders must fill out the BLUE form of proxy and Optionholders must fill out the YELLOW form of proxy. If you are both a registered Shareholder and an Optionholder and are voting by proxy, you must fill out BOTH the BLUE and the YELLOW forms of proxy to ensure your vote in respect of each security is properly counted.
If you are a beneficial owner (Non-Registered Holder) and hold your Corvus Shares through a Nominee you should instruct your Nominee on how you wish your Corvus Shares to be voted using the instructions provided by your Nominee. The Nominee cannot vote on these proposals without your instructions. Therefore, it is important that you cast your vote or instruct your Nominee on how you wish your Corvus Shares to be voted. If you are a street name holder and wish to vote the Corvus Shares beneficially owned by you in person by ballot at the Special Meeting, you must provide a “legal proxy” from your Nominee, giving you the right to vote the Corvus Shares at the Special Meeting.
Voting by Corvus Directors and Officers
At the close of business on the Record Date, the directors, certain executive officers, non-executive officers and consultants of Corvus and their affiliates beneficially owned, in the aggregate, 7,309,871 Corvus Shares and 10,925,000 Corvus Options which they are entitled to vote at the Special Meeting, representing approximately 5.8% of the issued and outstanding Corvus Shares and 91.0% of the issued and outstanding

Corvus Options on that date and entitled to vote at the Special Meeting. These directors, executive officers, non-executive officers and consultants of Corvus have entered into voting support agreements with the Purchaser and the Guarantor, dated September 13, 2021 (the “Voting Agreements”) and have agreed to vote their Corvus Shares and Corvus Options “FOR” of each of the proposals at the Special Meeting. See “Agreements Involving Corvus Shares — Voting Agreements” beginning on page 103.
Pursuant to MI 61-101, the Corvus Shares held by the AGA Group, holding an aggregate of 24,774,949 Corvus Shares, representing approximately 19.5% of the issued and outstanding Corvus Shares as of the date of this Circular and the Corvus Shares held by certain directors and senior officers, holding an aggregate of 6,085,004 Corvus Shares, representing approximately 4.8% of the issued and outstanding Corvus Shares as of the date of this Circular, will be excluded for the purposes of determining whether the minority approval required by MI 61-101 has been obtained. See “The Arrangement — Regulatory Matters — Canadian Securities Law Matters — Multilateral Instrument 61-101” beginning on page 71.
Recommendation of the Special Committee and Corvus Board (see page 24)
The Special Committee, consisting solely of independent directors of Corvus, carefully reviewed, evaluated and supervised negotiations of the Arrangement Agreement and the transaction contemplated by the Arrangement Agreement, including the Arrangement. The Special Committee evaluated the Arrangement and other alternatives available to Corvus, in consultation with the Company’s management and its own independent legal and financial advisors. After considering various factors, the Special Committee: (i) unanimously determined that the Arrangement Agreement and the transactions contemplated thereby, including the Arrangement, are fair to the Shareholders (other than the Guarantor or its affiliates), (ii) unanimously determined that the Arrangement is in the best interests of the Company and (iii) unanimously recommended that the Corvus Board approve the Arrangement Agreement and that the Securityholders vote in favor of the Arrangement Resolution.
Having received the unanimous recommendation of the Special Committee, the Corvus Board evaluated the Arrangement in consultation with the Company’s management and legal and financial advisors. After considering various factors, the Corvus Board (i) unanimously determined that the Arrangement Agreement and the transactions contemplated thereby, including the Arrangement, are fair to the Shareholders (other than the Guarantor or its affiliates), (ii) unanimously determined that the Arrangement is in the best interests of the Company and (iii) unanimously recommended that the Securityholders vote in favor of the Arrangement Resolution.
For a discussion of the factors considered by the Special Committee and the Corvus Board in reaching its conclusions, see “Special Factors — The Special Committee; Reasons for the Arrangement” beginning on page 24 and “Special Factors — Corvus Board” beginning on page 28.
Accordingly, the Corvus Board (having received the unanimous recommendation of the Special Committee) recommends a vote “FOR” the adoption and approval of the Arrangement Resolution, “FOR” the non-binding Golden Parachute Proposal and “FOR” the Adjournment Resolution.
Interests of the Corvus Directors and Executive Officers (see page 60)
In considering the recommendation of the Special Committee and the Corvus Board, Securityholders should be aware that some of the directors and executive officers of Corvus have interests in the Arrangement that are different from, or in addition to, interests as Securityholders generally and that may present actual or potential conflicts of interest. These interests include, among others:
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for executive officers and directors, accelerated vesting of Corvus Options and receipt of a cash payment of an amount by which the Consideration exceeds the exercise price of each such Corvus Option, subject to withholding taxes where applicable;

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with respect to certain executive officers and other key employees, the opportunity to receive cash payments in connection with a qualifying termination of employment pursuant to “change in control” agreements; and

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continued indemnification and directors’ and officers’ liability insurance applicable to the period prior to completion of the merger.

The Special Committee and the Corvus Board were aware of these interests and considered them, among other matters, prior to making its determination to recommend the adoption of the Arrangement Agreement and the Arrangement to the Securityholders. For more information, see the section entitled “Special Factors — Interests of Corvus Directors and Executive Officers in the Arrangement” beginning on page 60 for more details on the accelerated vesting of the Corvus Options and the “change of control” agreements and the amount payable to certain executive officers and other key employees upon completion of the Arrangement.
None of the Corvus executive officers (Mr. Pontius, Mr. Brechtel and Ms. Wu) are expected to continue in their current roles with Corvus following the completion of the Arrangement.
In addition, Corvus has agreed to use its commercially reasonable efforts to secure the resignations and customary mutual releases (in a form satisfactory to the Purchaser, acting reasonably) of the directors of Corvus and its Subsidiaries, at the Purchaser’s request, and cause them to be replaced by persons nominated by the Purchaser effective as of the Effective Time.
Formal Valuation and Opinion of Financial Advisor to the Special Committee (Fort Capital Partners) (see page 29)
In connection with its consideration of the Arrangement Agreement and the Arrangement, the Special Committee obtained an independent formal valuation from Fort Capital Partners in accordance with MI 61-101. The Special Committee received the oral valuation from Fort Capital Partners on September 12, 2021, which was confirmed by delivery of the Fort Capital Valuation and Opinion, which concluded that, subject to the scope of review, assumptions, limitations and qualifications set forth therein, as of such date, the fair market value range of the Corvus Shares not owned by the AGA Group is $3.40 to $4.20 per share.
In addition, Fort Capital Partners delivered an oral opinion to the Special Committee on September 12, 2021, which was later confirmed by delivery of a written opinion dated September 12, 2021, as part of the Fort Capital Valuation and Opinion, stating that in its opinion, as of such date, and based upon and subject to the assumptions, limitations and qualifications set forth therein, the Consideration to be paid under the Arrangement is fair, from a financial point of view, to the Shareholders (other than the AGA Group), as more fully described in the section entitled “Special Factors Fort Capital Valuation and Opinion” beginning on page 29.
Fort Capital Partners was formally retained by the Special Committee through a letter agreement between the Company and Fort Capital Partners as of July 29, 2021 (the “Engagement Letter”). Pursuant to the Engagement Letter, Fort Capital Partners was paid certain fees by the Company for its services as advisor and independent valuation, including a fee upon delivery of the Fort Capital Valuation and Opinion, no part of which was contingent upon the conclusions reached in the Fort Capital Valuation and Opinion, or upon the completion of the Arrangement.
Fort Capital Partners has been involved in a significant number of transactions involving private and publicly traded companies and has extensive experience in preparing valuations and fairness opinions. Fort Capital Partners has considered the requirements of MI 61-101 regarding the independence and qualifications of a valuator and is independent and an “independent valuator” (as the term is described in MI 61-101) with respect to all “interested parties” (as defined in MI 61-101) to the Arrangement, in accordance with the requirements of MI 61-101. Neither Fort Capital Partners nor any of its “affiliated entities” (as defined in MI 61-101): (a) is an “associated entity” or “affiliated entity” or “issuer insider” of any “interested party” (as such terms are defined for the purposes of MI 61-101); (b) is an advisor to any “interested party” in connection with the Arrangement; (c) will receive compensation that will depend in whole or in part on the conclusions reached in the Fort Capital Valuation and Opinion or on the completion of the Arrangement; (d) is a manager or co-manager of a soliciting dealer group for the Arrangement (or a member of a soliciting dealer group for the Arrangement providing services beyond the customary soliciting dealer’s functions or receiving more than the per security or per security holder fees payable to the other members of the group); (e) is the external auditor of the Company or any “interested party”; or (f) has any other material financial interest in the completion of Arrangement. On that basis, Fort Capital Partners has been determined to be qualified and independent for the purposes of MI 61-101 in providing the Fort Capital Valuation and Opinion.
The full text of the Fort Capital Valuation and Opinion to the Special Committee, dated September 12, 2021, is attached as Appendix G to this Circular and is incorporated by reference herein in its entirety. The summary of the Fort Capital Valuation and Opinion in this Circular is qualified in its entirety by reference to the full text of the Fort Capital Valuation and Opinion. You are encouraged to read the Fort Capital Valuation and Opinion carefully. The Fort Capital Valuation and Opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Fort Capital Partners in rendering the Fort Capital Valuation and Opinion.
The Fort Capital Valuation and Opinion was addressed to the Special Committee, in its capacity as such, and addressed only the range of fair market value and the fairness from a financial point of view of the Consideration to be received by the Shareholders (other than the AGA Group) pursuant to the Arrangement as of September 12, 2021 and did not address any other aspects of the Arrangement. The Fort Capital Valuation and Opinion was not intended to, and does not, constitute advice or a recommendation to any Securityholder as to how to vote at the Special Meeting.
Opinion of Financial Advisor to Corvus (BMO Capital Markets) (see page 43)
In connection with the Arrangement, Corvus’ financial advisor, BMO Nesbitt Burns Inc. (“BMO Capital Markets”), delivered a written opinion, dated September 12, 2021, to the Corvus Board as to the fairness, from a financial point of view and as of the date of the opinion, of the Consideration to be received by holders of Corvus Shares (other than AGA, the Purchaser, the Guarantor and their respective affiliates) under the Arrangement. The full text of BMO Capital Markets’ written opinion, dated September 12, 2021, which describes the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken, is attached as Appendix H to this Circular and is incorporated herein by reference. The description of BMO Capital Markets’ opinion set forth below is qualified in its entirety by reference to the full text of BMO Capital Markets’ opinion.
BMO Capital Markets’ opinion was provided to the Corvus Board (in its capacity as such) for its benefit and use in evaluating the Consideration from a financial point of view. BMO Capital Markets’ opinion did not address the relative merits of the Arrangement as compared to any strategic alternatives or other transaction or business strategies that may be available to Corvus, nor did BMO Capital Markets express any opinion on the structure, terms or effect of any other aspect of the Arrangement or the other transactions contemplated by the Arrangement Agreement. BMO Capital Markets did not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable to or to be received by any officers, directors or employees of Corvus, or any class of such persons, in connection with the Arrangement relative to the Consideration or otherwise. Furthermore, BMO Capital Markets’ opinion does not constitute a recommendation as to how any securityholder or any other party should vote or act on any matter relating to the Arrangement and was not a recommendation to the Corvus Board to enter into the Arrangement Agreement or to proceed with the Arrangement or any other action the Corvus Board, any securityholder or any other party should take in connection with the Arrangement or otherwise.
Dissent Rights (see page 119)
Pursuant to the Interim Order, registered Shareholders have been granted the Dissent Rights in respect of the Arrangement Resolution. If the Arrangement becomes effective, a registered Shareholder who dissents in respect of the Arrangement Resolution is entitled to be paid the fair value of such Dissenting Shareholder’s Corvus Shares in accordance with the provisions of Sections 237 to 247 of the BCBCA as modified by the Plan of Arrangement and the Interim Order, provided that such Shareholder has delivered a written notice of dissent to the Arrangement Resolution to Corvus, c/o Cassels Brock & Blackwell LLP, Suite 2200, 885 West Georgia Street, Vancouver, British Columbia, Canada V6C 3E8, Attention: Jen Hansen, no later than 5:00 p.m., Vancouver time, on January 4, 2022 (or, if the Special Meeting is adjourned or postponed, 5:00 p.m., Vancouver time, on the day that is two business days before the time of the postponed or adjourned Special Meeting) and has otherwise strictly complied with the dissent procedures described in this Circular, including the relevant procedures prescribed by the BCBCA, as modified by the Plan of Arrangement and the Interim Order.
Beneficial owners of Corvus Shares that are registered in the name of a broker, bank, custodian, nominee or other intermediary who wish to dissent should be aware that only registered owners of Corvus Shares are entitled to dissent. A Dissenting Shareholder may only dissent with respect to all Corvus Shares held on behalf of any one beneficial owner and registered in the name of such Dissenting Shareholder. Accordingly, a Non-Registered Holder of Corvus Shares who desires to exercise the right of dissent must make arrangements for the Corvus Shares beneficially owned by such holder to be registered in the holder’s name prior to the time the written notice of dissent to the Arrangement Resolution is required to be received by Corvus or, alternatively, make arrangements for the registered holder of such Corvus Shares to dissent on the holder’s behalf. It is recommended that you seek independent legal advice if you wish to exercise your right of dissent. Failure to strictly comply with the requirements set forth in Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement and the Interim Order may result in the loss of any right to dissent. See “Dissent Rights” beginning on page 119.
Court Approval (see page 70)
The Arrangement requires approval by the Court under Section 288 of the BCBCA. If the Arrangement Resolution is approved at the Special Meeting, Corvus will apply for the Final Order of the Court approving the Arrangement. Subject to the foregoing, the Court hearing in respect of the Final Order is scheduled to take place on January 11, 2022 at 9:45 a.m. (Vancouver Time) or at such other date and time as the Court may direct. Any Shareholder or any other interested party who wishes to appear or be represented and present evidence or arguments at the hearing of the application for the Final Order and must file and serve a response to petition, along with any other documents required, as set out in the Interim Order and Notice of Petition, the text of which is set out in Appendix D and Appendix E, respectively, to this Circular, and satisfy any other requirements of the Court. The Court will consider, among other things, the fairness and reasonableness of the Arrangement and the rights of every person affected. Shareholders who wish to participate in or be represented at the Court hearing should consult their legal advisors as to the necessary requirements. See “The Arrangement — Court Approval of the Arrangement” beginning on page 70.
Certain U.S. Federal Income Tax Considerations of the Arrangement (see page 74)
In general, the Arrangement will be a taxable transaction for a U.S. Holder of Corvus Shares. For U.S. federal income tax purposes, a U.S. Holder will generally recognize gain or loss measured by the difference, if any, between the cash such U.S. Holder receives (before reduction for any required withholding tax) in exchange for its Corvus Shares in the Arrangement and its tax basis in its Corvus Shares. Gain or loss will be determined separately for each block of Corvus Shares owned by the U.S. Holder (i.e., shares acquired at the same cost in a single transaction). Each U.S. Holder should consult its own tax advisor for a complete analysis of the effect of the Arrangement on its U.S. federal, state, local and/or foreign taxes. See “The Arrangement — Certain U.S. Federal Income Tax Considerations of the Arrangement” beginning on page 74.
Material Canadian Federal Income Tax Considerations of the Arrangement (see page 78)
A Canadian resident Shareholder whose Corvus Shares are exchanged for the Consideration pursuant to the Arrangement will be considered to have disposed of the Corvus Shares for proceeds of disposition equal to the Consideration so received by a Canadian resident Shareholder. As a result, a Canadian resident Shareholder who holds the Corvus Shares as capital property will generally realize a capital gain (or capital loss) to the extent that such proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base of the Canadian resident Shareholder’s Corvus Shares immediately before the Arrangement. See “Special Factors — Material Canadian Federal Income Tax Considerations of the Arrangement” beginning on page 78.
No Solicitation (see page 98)
In the Arrangement Agreement, Corvus has agreed that it will not, and will not permit or authorize its Subsidiaries or any of its officers, directors, employees, consultants, independent contractors, representatives or agents to, directly or indirectly:
•
solicit, assist, initiate, encourage or otherwise knowingly facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, books or records of Corvus or any of its subsidiaries or entering into any form of agreement, arrangement or understanding) any inquiry, proposal or offer that constitutes, or may reasonably be expected to constitute or lead to, an Acquisition Proposal;

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enter into or otherwise engage or participate in any discussions or negotiations with any person (other than the Purchaser and its affiliates) regarding any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to, an Acquisition Proposal; provided that Corvus may (i) advise any person of the restrictions of the Arrangement Agreement; and (ii) advise any person making an Acquisition Proposal that the Corvus Board has determined that such Acquisition Proposal does not constitute a Superior Proposal (as defined in “The Arrangement Agreement — Additional Covenants Regarding Non-Solicitation”), in each case, if, in so doing, no other information that is prohibited from being communicated under the Arrangement Agreement is communicated to such person;

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make a Change in Recommendation;

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accept, approve, endorse or recommend, or publicly propose to accept, approve, endorse or recommend, or take no position or remain neutral with respect to, any Acquisition Proposal, subject to certain limited exceptions for taking no position for up to five (5) business days;

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enter into any contract or agreement in principle requiring or expressly contemplating Corvus to abandon, terminate or fail to consummate the Arrangement or any other transactions contemplated by the Arrangement Agreement or to breach its obligations hereunder; or

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accept or enter into or publicly propose to accept or enter into any agreement, understanding or arrangement in respect of an Acquisition Proposal other than as permitted in the Arrangement Agreement, including by entering into a confidentiality agreement.

Corvus agreed further that it would immediately cease and terminate any solicitation, encouragement, discussion, negotiations, or other activities commenced prior to the date of the Arrangement Agreement with any person (other than the Purchaser and its affiliates) with respect to any inquiry, proposal or offer that constitutes, or may reasonably be expected to constitute or lead to, an Acquisition Proposal. In addition, Corvus has agreed not to release any person from, or waive, amend, suspend or otherwise modify such person’s obligations respecting the Company, or any of its Subsidiaries, under any confidentiality, standstill, use of information, permitted purpose or similar restriction or covenant contained in a confidentiality or similar agreement to which the Company or any of its Subsidiaries is a party without the prior written consent of the Purchaser, subject to certain exceptions.
Notwithstanding the above limitations, if at any time prior to obtaining the approval by the Securityholders of the Arrangement Resolution, the Company receives a written Acquisition Proposal, the Company may engage in or participate in discussions or negotiations with such person regarding such Acquisition Proposal, and may provide copies of, access to or disclosure of information, properties, facilities, books or records of the Company or its Subsidiaries, if any only if:
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the Corvus Board first determines in good faith, after consultation with its financial advisors and its outside legal counsel, that such Acquisition Proposal constitutes or would reasonably be expected to constitute or lead to a Superior Proposal;

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such person was not restricted from making such Acquisition Proposal pursuant to an existing agreement containing confidentiality, standstill, non-disclosure, use of information, permitted purpose or similar restriction or covenants;

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the Company has been, and continues to be, in compliance with the obligations regarding non-solicitation under the Arrangement Agreement (other than de minimis breaches);

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prior to providing any such copies, access, or disclosure, the Company enters into an Acceptable Confidentiality Agreement with such person and any such copies, access or disclosure provided to such person shall have already been (or simultaneously be) provided to the Purchaser; and

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prior to providing any such copies, access or disclosure, the Company promptly provides the Purchaser with a true, complete and final executed copy of the Acceptable Confidentiality Agreement.

If Corvus receives an Acquisition Proposal that constitutes a Superior Proposal prior to the approval of the Arrangement Resolution by the Securityholders, the Corvus Board may, subject to compliance with the Arrangement Agreement, make a Change in Recommendation and enter into a definitive agreement with respect to such Acquisition Proposal, if and only if:
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the person making the Acquisition Proposal was not restricted from making such Acquisition Proposal pursuant to confidentiality, standstill, use of information, permitted purpose or similar restriction or covenant in an existing confidentiality or similar agreement;

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Corvus has been, and continues to be, in compliance with its obligations under the non-solicitation provisions set forth above (other than de minimis breaches);

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Corvus has delivered to the Purchaser written notice of its receipt of such Acquisition Proposal and of the determination of the Corvus Board that such Acquisition Proposal constitutes a Superior Proposal and of the intention of the Corvus Board to make a Change in Recommendation and enter into such definitive agreement, together with a written notice from the Corvus Board regarding the value and financial terms that the Corvus Board, in consultation with its financial advisors, has determined should be ascribed to any non-cash consideration offered under such Acquisition Proposal (the “Superior Proposal Notice”);

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Corvus has provided the Purchaser a copy of the proposed definitive agreement for such Acquisition Proposal and all supporting materials, including any financing documents supplied to Corvus in connection therewith;

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at least five (5) business days (the “Matching Period”) have elapsed from the date that is the later of the date on which the Purchaser received the Superior Proposal Notice and all of the materials required above;

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during any Matching Period, the Purchaser has the right (but not the obligation), in accordance the Arrangement Agreement, to offer to amend the Arrangement Agreement and the Arrangement in order for such Acquisition Proposal to cease to be a Superior Proposal;

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if the Purchaser has offered to amend the Arrangement Agreement and the Arrangement, the Corvus Board has determined in good faith, after consultation with its outside legal counsels and financial advisors, that such Acquisition Proposal continues to constitute a Superior Proposal compared to the terms of the Arrangement as proposed to be amended by the Purchaser;

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the Corvus Board has determined in good faith, after consultation with the Company’s outside legal counsel that it is necessary for the Corvus Board to enter into a definitive agreement with respect to such Acquisition Proposal in order to properly discharge its fiduciary duties; and

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prior to or concurrently with entering into such definitive agreement with respect to such Acquisition Proposal, the Company terminates the Arrangement Agreement and pays the Termination Fee.

Financing (see page 70)
The Arrangement Agreement does not contain any financing-related closing condition and the Purchaser and the Guarantor have represented that they have access to sufficient resources and will at the Effective Time have access to sufficient immediately available funds to consummate the Arrangement and other transactions contemplated by the Arrangement Agreement on the terms therein, including to pay the Consideration for all of the Corvus Shares, to fund the loan to Corvus to make payments in respect of Corvus Options as contemplated in the Arrangement Agreement, and to pay all related fees and expenses.
Termination of the Arrangement Agreement (see page 102)
The Arrangement Agreement contains mutual termination rights for both Corvus and the Purchaser, including a right to terminate (i) if the necessary approvals are not obtained at the Special Meeting, (ii) any Law is enacted that prohibits or makes the consummation of the Arrangement illegal or otherwise permanently prohibits or enjoins the Company or the Purchaser from consummating the Arrangement and the party seeking to terminate the Arrangement Agreement has taken commercially reasonable efforts to appeal or overturn such Law, or (iii) if the Effective Time of the Arrangement does not occur on or prior to the Outside Date.
The Arrangement Agreement contains termination rights for Corvus, including a right to terminate (i) for a breach of any representation and warranty or failure to perform any covenant on the part of the Purchaser that would cause the mutual conditions precedent or the conditions precedent in favor of the Company not to be satisfied, subject to certain qualifications, (ii) if prior to obtaining the approval of the Securityholders, Corvus accepts a Superior Proposal and pays the Termination Fee, or (iii) if the SARB approval has not been obtained by the Outside Date. On September 28, 2021, the SARB approval was obtained.
The Arrangement Agreement contains termination rights for the Purchaser, including a right to terminate (i) for a breach of any representation and warranty or failure to perform any covenant on the part of Corvus that would cause the mutual conditions precedent or the conditions precedent in favor of the Purchaser not to be satisfied, subject to certain qualifications, (ii) if prior to obtaining the approval of the Arrangement Resolution, the Corvus Board or a committee of the Corvus Board makes a Change in Recommendation, or Corvus breaches its non-solicitation covenant in any material respect or the Corvus Board or any committee of the Corvus Board resolves or proposes to take any of the foregoing actions, or (iii) if a Material Adverse Effect has occurred.
Termination Fees and Expenses (see page 102)
Corvus will pay a Termination Fee to the Guarantor under certain circumstances, including, among other reasons, (i) if the Purchaser terminates the Arrangement Agreement pursuant to a Change in Recommendation or for any other reason, if at the time of such termination the Purchaser is entitled to terminate the Arrangement Agreement pursuant to a Change in Recommendation or (ii) if Corvus terminates the Arrangement Agreement in connection with it pursuing a Superior Proposal.
In relation to certain termination rights, Corvus has agreed to reimburse the Guarantor’s out-of-pocket third-party transaction expenses incurred in connection with the Arrangement up to a maximum of C$4 million if the required approvals are not obtained at the Special Meeting or if there is a breach of a representation or warranty that causes certain conditions precedent not to be satisfied.
Delisting and Deregistration of the Corvus Shares (see page 117)
Completion of the Arrangement will permit Corvus to delist the Corvus Shares from the TSX and the Nasdaq Capital Market, deregister the Corvus Shares from Section 12(b) of the Exchange Act, suspend its filing obligations under Section 15(d) of the Exchange Act and cease to be a reporting issuer in the Provinces of British Columbia, Alberta and Ontario.
Voting Agreements (see page 103)
Concurrently with the execution of the Arrangement Agreement, Sprott Funds Trust and the directors and certain officers of Corvus (collectively, the “Supporting Shareholders”) have each entered into Voting Agreements with the Purchaser and the Guarantor, pursuant to which such Supporting Shareholder has agreed, among other things and subject to the terms and conditions set forth therein, to vote (or cause to be voted) all of its Corvus Shares and Corvus Options, in favor of the Arrangement Resolution and all matters relating to the Arrangement. The Supporting Shareholders and the AGA Group collectively hold 42.1% of the issued and outstanding Corvus Shares and 46.3% of the Corvus Shares on a fully diluted basis assuming the conversion of all outstanding Corvus Options. The Supporting Shareholders hold 28.1% of the issued and outstanding Corvus Shares (excluding the issued and outstanding Corvus Shares held by the AGA Group). See “Agreements Involving Corvus Shares — Voting Agreements” beginning on page 103.
Market Price of Corvus Shares (see page 108)
The closing trading price of the Corvus Shares on the TSX and the Nasdaq Capital Market on May 5, 2021, the day prior to announcement of the Loan Agreement with the AGA Group was C$2.58 and US$2.11, respectively. The closing trading price of the Corvus Shares on the TSX and the Nasdaq Capital Market on July 12, 2021, the day prior to the announcement that AGA had submitted a non-binding proposal to Corvus was C$3.25 and US$2.58, respectively. The closing trading price of the Corvus Shares on the TSX and the Nasdaq Capital Market on September 10, 2021, the trading day before the Arrangement Agreement was approved by the Special Committee and the Corvus Board, was C$3.97 and US$3.13, respectively. On November 23, 2021, which is the latest practicable trading day before this Circular was printed, the closing price for the Corvus Shares on the TSX and the Nasdaq Capital Market was C$4.06 and US$3.20, respectively.

Risk Factors (see page 123)
You should read and carefully consider the risk factors set forth in the section entitled “Risk Factors” beginning on page 123. You also should read and carefully consider the risk factors contained in the documents that are incorporated by reference into this Circular.
Additional Information (see page 124)
You can find more information about Corvus in the periodic reports and other information we file with the U.S. Securities and Exchange Commission (the “SEC”). The information is available at the website maintained by the SEC at www.sec.gov. See “Where You Can Find More Information” beginning on page 124.

INTRODUCTION
No persons have been authorized to give any information or to make any representations other than those contained in this Circular and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. This Circular is dated November 25, 2021. You should not assume that the information contained in this Circular is accurate as of any date other than that date, and the mailing of this proxy statement to Securityholders shall not create any implication to the contrary.
Currency and Exchange Rates
Unless otherwise indicated, all references to “US$” or “U.S. dollars” are to United States dollars and references to “C$” or “Canadian dollars” are to Canadian dollars. As at November 23, 2021, average reported exchange rate of one United States dollar into Canadian dollars as quoted by the Bank of Canada was US$1.00=C$1.2707.
Cautionary Statements Regarding Forward-Looking Information
Certain statements and information contained herein are not based on historical facts and constitute “forward-looking information” within the meaning of Canadian securities laws and “forward-looking statements” within the meaning of United States securities laws (collectively, “forward looking information”). Such forward-looking information includes estimates, forecasts and statements with respect to, among other things: the Arrangement; anticipated timing for holding the Special Meeting; the intentions, plans and future actions of the Purchaser or its permitted assignee and Corvus; potential benefits, risks and effects of the Arrangement; our ability to consummate the Arrangement on the terms of the Arrangement Agreement; the likelihood of the Arrangement being completed; the timing for the completion of the Arrangement; timing and possible outcome of shareholder and regulatory matters; receipt of necessary approvals including court and shareholder, and regulatory approvals; de-listing from the TSX and Nasdaq Capital Market and de-registering from the Exchange Act; the AGA Group’s purposes for the Arrangement; the AGA Group’s position as to fairness of the Arrangement; financial projections and forecasts; funds required to complete the Arrangement; statements relating to the business and future activities of Corvus and the Purchaser following consummation of the Arrangement including the assets, corporate and capital structure, capitalization, operations, business properties and personnel of Corvus; our future strategy, structure, and business prospects. Forward-looking information is provided to help readers understand Corvus’ views of its short and longer term prospects, and can typically be identified by words and phrases about the future such as “outlook”, “may”, “estimates”, “intends”, “believes”, “plans”, “anticipates” and “expects”. Forward-looking information is not a promise or guarantee of future performance; it represents Corvus’ current views and actual results may differ materially from those in forward-looking information. Readers are cautioned that forward-looking information may not be appropriate for other purposes. Corvus assumes no obligation to update or revise forward-looking information contained herein, unless required to do so by securities laws.
The forward-looking information contained herein is based on a number of assumptions which could prove to be significantly incorrect. Such assumptions include: assumptions regarding the ability of Corvus to receive, in a timely manner and on satisfactory terms, the necessary court, shareholder and regulatory approvals; and the ability of the parties to satisfy in a timely manner the conditions to the closing of the Arrangement.
Although the Company’s management believes that the assumptions made and the expectations represented by such statements are reasonable, there can be no assurance that forward-looking information herein will prove to be accurate. Actual results and developments may differ materially from those expressed or implied by the forward-looking information contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects. Factors which could cause actual results to differ materially from current expectations include: non-completion of the Arrangement, including due to Corvus failing to receive, in a timely manner and on satisfactory terms, the necessary court and shareholder approvals or the inability of the parties to satisfy in a timely manner the other conditions to the closing of the Arrangement; financial projections and forecasts; general business, economic, competitive, political, regulatory and social uncertainties; risks related to factors beyond the control of the Purchaser or Corvus; regulatory requirements; risks related to certain directors and executive officers of Corvus having interests in the Arrangement that are different from other shareholders; risks relating to the fact that the Arrangement Agreement contains provisions that could discourage a competing acquirer of Corvus; the risk factors otherwise described in this Circular; and the risks set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended May 31, 2021 and the Quarterly Report on Form 10-Q for the period ended August 30, 2021. Readers are cautioned not to place undue reliance on forward-looking information due to the inherent uncertainty thereof.
Notices to Shareholders in Canada
This Circular is subject to the requirements of Section 14(a) of the Exchange Act, as well as applicable Canadian corporate and securities laws. Accordingly, this Circular has been prepared in accordance with disclosure requirements in effect in the United States and in Canada.
Financial statements and other financial information referred to in this Circular have been prepared in accordance with U.S. GAAP. Shareholders who are resident in Canada should be aware that U.S. GAAP is different from International Financial Reporting Standards generally applicable to Canadian-incorporated companies.
Notices to Shareholders Outside of Canada
Corvus is a corporation incorporated under the laws of British Columbia, Canada. The solicitation of proxies and the transactions contemplated in this Circular involve securities of a British Columbia corporation and are being effected in accordance with British Columbia corporate law and Canadian and United States securities laws. Corvus has prepared this Circular in accordance with the disclosure requirements of Canada and of the United States and the Arrangement is to be carried out in accordance with the applicable laws of Canada.
Shareholders who are not residents of Canada should be aware that the disposition of Corvus Shares pursuant to the Arrangement may have tax consequences both in Canada and in the jurisdiction in which they are resident (including the United States) which may not be described fully herein. The tax treatment of Shareholders pursuant to the Arrangement is dependent on their individual circumstances and the tax jurisdiction applicable to such shareholders. It is recommended that Shareholders consult their own tax advisors in this regard.

QUESTIONS AND ANSWERS ABOUT THE
SPECIAL MEETING AND THE ARRANGEMENT
The following questions and answers address briefly some questions you may have regarding the Special Meeting, the Arrangement Agreement and the Arrangement. These questions and answers may not address all questions that may be important to you as a Shareholder of Corvus. Please refer to the more detailed information contained elsewhere in this Circular, the appendices to this Circular and the documents referred to or incorporated by reference in this Circular.
Q:
What will I receive in the Arrangement?

A:
If the Arrangement is completed and you do not properly exercise Dissent Rights, you will be entitled to receive C$4.10 in cash, without interest, for each Corvus Share that you own. You will not be entitled to receive shares in the surviving corporation.

Q:
What matters will be voted on at the Special Meeting?

A:
You will be asked to vote on the following proposals:

1.
to consider and, if thought advisable, to pass, with or without variation, the Arrangement Resolution, the full text of which is set forth in Appendix F to this Circular, approving the Plan of Arrangement, pursuant to which the Purchaser will, among other things, acquire all of the issued and outstanding Corvus Shares;

2.
for Shareholders only, to consider and, if thought advisable, to pass, with or without variation, the non-binding Golden Parachute Proposal;

3.
subject to the provisions of the Arrangement Agreement, to consider and, if thought advisable, to pass, with or without variation, the Adjournment Resolution; and

4.
to transact such further or other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

Q:
How does the Corvus Board recommend that I vote?

A:
Based in part on the unanimous recommendation of the Special Committee, the Corvus Board recommends unanimously that our shareholders vote:

•
“FOR” the Arrangement Resolution

•
“FOR” the Golden Parachute Proposal

•
“FOR” the Adjournment Resolution

You should read “Special Factors — The Special Committee; Reasons for the Arrangement” beginning on page 24, “Special Factors — The Special Committee; Reasons for the Arrangement — Recommendation of the Special Committee” beginning on page 28, and “Special Factors — Corvus Board — Recommendation of the Corvus Board” beginning on page 29 for a discussion of the factors that the Special Committee and the Corvus Board considered in deciding to recommend and/or approve, as applicable, the Arrangement Agreement. See also “Interests of Corvus Directors and Executive Officers in the Arrangement” beginning on page 60.
Q:
What effects will the Arrangement have on Corvus?

A:
Corvus Shares are currently registered under the Exchange Act and the Corvus Shares are currently listed and posted for trading on the TSX and the Nasdaq Capital Market under the trading symbol “KOR”. As a result of the Arrangement, Corvus is expected to cease to be a publicly traded company.

Following the consummation of the Arrangement, the registration of the Corvus Shares and its reporting obligations with respect to the Corvus Shares under the Exchange Act will be terminated upon application to the SEC. The Purchaser will also apply for Corvus to cease to be a reporting issuer under Canadian securities laws. In addition, upon the consummation of the Arrangement, the Company intends to have the Corvus Shares delisted from any stock exchange or quotation system, including the TSX and Nasdaq Capital Market.
Q:
What will happen if the Arrangement is not consummated?

A:
If the Arrangement is not consummated for any reason, the Shareholders will not receive any payment for their Corvus Shares in connection with the Arrangement. Instead, Corvus will remain a public company and the Corvus Shares will continue to be listed and traded on the TSX and Nasdaq Capital Market.

Q:
What will happen if Shareholders do not approve the Golden Parachute Proposal, being the advisory proposal on executive compensation payable to the Company’s named executive officers in connection with the Arrangement?

A:
The approval of this proposal is not a condition to the completion of the Arrangement. The SEC rules require Corvus to seek approval on a non-binding, advisory basis of certain payments that will or may be made to the Company’s named executive officers in connection with the Arrangement. The vote on this proposal is an advisory vote and will not be binding on Corvus or the Purchaser. If the Arrangement Resolution is adopted by the Shareholders and the Arrangement is completed, the transaction-related compensation may be paid to the Company’s named executive officers even if Shareholders fail to approve this proposal.

Q:
What do I need to do now?

A:
We urge you to read this Circular carefully, including its appendices and the documents referred to as incorporated by reference herein, as well as the related Schedule 13E-3, including the exhibits thereto, filed with the SEC, and to consider how the Arrangement affects you.

Registered Shareholders and Optionholders can vote in the following ways:
•
By Mail: Please complete, sign and return the enclosed form(s) of proxy (the BLUE form for registered Shareholders, and the YELLOW form for Optionholders) by mail to:

Computershare Investor Services Inc.
100 University Ave, 8th Floor
Toronto, Ontario M5J 2Y1
•
By Telephone: Registered Shareholders and Optionholders may vote by telephone by calling 1-866-732-8683 (North America) or 312-588-4290 (International). You will need to enter your 15-digit control number (located on the bottom left corner of the first page of the form of proxy) to identify yourself as a registered Shareholder or Optionholder on the telephone voting system.

•
Internet Voting: You may vote over the internet by going to www.investorvote.com. You will need to enter your 15-digit control number (located on the bottom left corner).

Completed proxies are required to be received by 9 a.m. Vancouver time, on January 4, 2022, or no later than 48 hours (excluding weekends and holidays) before any adjournment or postponement of the Special Meeting.
For mail, telephone and internet voting, please ensure that you complete the applicable process twice; once using the control number found on the BLUE form of proxy for your Corvus Shares, and once using the control number found on the YELLOW form of proxy for your Corvus Options.

Q:
Should I send in my stock certificates, DRS Advice or other evidence of ownership now?

A:
A Letter of Transmittal (on PINK paper) has been mailed, together with this Circular, to each person who was a registered holder of Corvus Shares on the Record Date. Each registered Shareholder must forward a properly completed and signed Letter of Transmittal, with accompanying stock certificates or DRS Advices, as applicable, and all other required documents, in order to receive the Consideration to which such Shareholder is entitled under the Arrangement. It is recommended that Shareholders complete, sign and return the Letter of Transmittal with accompanying stock certificate(s) or DRS Advice(s), as applicable, to the Depositary as soon as possible.

The exchange of Corvus Shares for the Consideration in respect of Non-Registered Holders is expected to be made with the Non-Registered Holder’s nominee (bank, trust company, securities broker or other nominee) account through the procedures in place for such purposes between CDS or DTC and such nominee. Non-Registered Holders should contact their intermediary if they have any questions regarding this process and to arrange for their nominee to complete the necessary steps to ensure that they receive payment for their shares as soon as possible following completion of the Arrangement.
Q:
Can I revoke my proxy and voting instructions?

A:
You may revoke your proxy by (a) going online and completing a new proxy at www.investorvote.com, (b) except to the extent otherwise noted on such later proxy, signing a new proxy bearing a later date and depositing it at the place and within the time required for the deposit of proxies, (c) signing and dating a written notice of revocation (in the same manner as a proxy is required to be executed as set out in the notes to the proxy) and either depositing it at the place and within the time required for the deposit of proxies or with the Chair of the Special Meeting on the day of the Special Meeting prior to the commencement of the Special Meeting, or (d) registering with the scrutineer at the Special Meeting as a registered Shareholder or Optionholder present in person, whereupon any proxy executed and deposited by such registered Shareholder or Optionholder will be deemed to have been revoked.

Only registered Shareholders and Optionholders have the right to revoke a proxy. If you are not a registered Shareholder or Optionholder and you wish to change your vote you must, at least seven (7) days before the Special Meeting, arrange for the Intermediary which holds your Corvus Shares to revoke the proxy given by them on your behalf.
Q:
What happens if I sell my shares of Corvus Shares before completion of the Arrangement?

A:
If you transfer your shares of Corvus Shares, you will have transferred your right to receive the Consideration in the Arrangement. In order to receive the Consideration, you must hold your shares of Corvus Shares through completion of the Arrangement.

The Record Date for shareholders entitled to vote at the Special Meeting is earlier than the date on which the Arrangement will be consummated. So, if you transfer your shares of Corvus Shares after the Record Date but before the Special Meeting, you will have transferred your right to receive the Consideration in the Arrangement, but retained the right to vote at the Special Meeting.
Q:
What is householding and how does it affect me?

A:
The SEC permits companies to send a single set of proxy materials to any household at which two or more shareholders reside, unless contrary instructions have been received, but only if the applicable company provides advance notice and follows certain procedures. In such cases, each Shareholder continues to receive a separate notice of the Special Meeting and proxy card. Certain brokerage firms may have instituted householding for beneficial owners of Corvus Shares held through brokerage firms. If your family has multiple accounts holding Corvus Shares, you may have already received a householding notification from your broker. Please contact your broker directly if you have any questions or require additional copies of this Circular. The broker will arrange for delivery of a separate copy of this Circular promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies.

SPECIAL FACTORS
Introduction
The Corvus Board and management regularly review Corvus’ prospects and strategy. In connection with such review, the Corvus Board and management consider, among other things, the current and planned mining projects of Corvus, the North Bullfrog Property and the Mother Lode Property, including the substantial long-term risks in financing the development of, and in operating of, such projects.
Since 2014, the Corvus Board has reviewed various potential alternatives for maximizing Shareholder value from the North Bullfrog Property and Mother Lode Property, including entering into a joint venture, financing the development of the project on its own through debt and equity issuances and streaming and pre-sale agreements or selling one or both of the projects to a larger, experienced mining company. Taking into account the nature of the mining projects, the location of the claims and likely plans and costs for development of the projects, the project economics as reflected in the technical reports prepared for Corvus under applicable Canadian law, the mining companies with claims surrounding the projects and risks related to obtaining the necessary capital, resources, equipment and personnel to develop the projects, the Corvus Board determined that development of the projects on its own would be risky and potentially jeopardize the objective of maximizing Shareholder value. Accordingly, Corvus regularly engaged with, and provided information to, potential joint venture partners and buyers, including access to its exploration sites, following execution of non-disclosure agreements. Prior to entering into the Loan Agreement in May 2021 with the AGA North America, Corvus had executed non-disclosure agreements with approximately 19 parties dating back to March 31, 2014, including multiple parties with existing land holdings in the area of Corvus’ North Bullfrog Property and Mother Lode Property.
Corvus and the AGA Group have had a long-standing relationship. AngloGold Ashanti (U.S.A.) Exploration , an indirect wholly owned subsidiary of AGA, acquired a significant ownership interest in Corvus when it was spun out from ITH in 2010, in which AGA (U.S.A.) Exploration was at the time a significant shareholder. Since that time, the AGA Group has participated in a series of equity financings of Corvus in the last decade. Since the registration of the Corvus Shares pursuant to Section 12(g) of the Exchange Act on May 29, 2015, the AGA Group’s equity stake in Corvus has fluctuated between approximately 17.4% and 19.99%. As of the date of this Circular, the AGA Group beneficially owns 24,774,949 Corvus Shares representing 19.5% of Corvus’ outstanding share capital.
Background of the Arrangement
The following chronology summarizes material events and contacts that led to the signing of the Arrangement Agreement. It does not purport to detail every conversation among the Corvus Special Committee, members of our management or the Corvus Special Committee’s representatives and other parties with respect to the Arrangement.
On August 26, 2010, AGA (U.S.A.) Exploration acquired a significant equity stake in Corvus when it was spun out from ITH, in which AGA (U.S.A.) Exploration was, at the time, a significant shareholder. Since that time, AGA (U.S.A.) Exploration increased or maintained its equity holdings through participation in various financings of Corvus, as further discussed below.
On August 30, 2010, the Corvus Shares were listed on the TSX.
On May 29, 2015, Corvus registered its Corvus Shares pursuant to Section 12(g) of the Exchange Act, at which time AGA (U.S.A.) Exploration beneficially owned 14,698,876 Corvus Shares representing approximately 18.3% of Corvus’ then outstanding share capital.
On March 11, 2016, AGA (U.S.A.) Exploration subscribed for and purchased 2,500,000 Corvus Shares at a price of C$0.70 per Corvus Share, for an aggregate purchase price of approximately C$1.8 million, pursuant to a subscription agreement dated as of such date between Corvus and AGA (U.S.A.) Exploration. Following this acquisition, AGA (U.S.A.) Exploration beneficially owned Corvus Shares representing approximately 19.2% of Corvus’ then outstanding share capital.

On October 13, 2016, the Corvus Board received a presentation from Cassels, Corvus’ outside Canadian legal counsel, and Dorsey, Corvus’ outside U.S. legal counsel, regarding merger and acquisition preparedness, including a discussion on the Corvus Board’s fiduciary duties, potential transactional structures and process considerations.
On December 4, 2017, AGA (U.S.A.) Exploration entered into a confidentiality agreement (the “Confidentiality Agreement”) with Corvus’ subsidiary, Corvus Nevada, with an initial one-year term in order to have access to and review confidential and proprietary information relating to Corvus Nevada and its affiliates, the North Bullfrog Property, Mother Lode Property and other exploration assets owned by Corvus through Corvus Nevada. The term of the Confidentiality Agreement was subsequently extended on an annual basis by the parties following the expiration of its initial term. Under the Confidentiality Agreement, the AGA Group was not permitted, among other things, to increase its equity stake in Corvus beyond 20% of its outstanding share capital, acquire any assets of Corvus or engage in any extraordinary transaction in respect of Corvus or its securities or assets, without the consent of the Board of Directors of Corvus Nevada.
On December 7, 2017, AGA (U.S.A.) Exploration subscribed for and purchased 1,574,803 Corvus Shares at a price of C$1.27 per Corvus Share, for an aggregate purchase price of approximately C$2.0 million, pursuant to a subscription agreement dated as of such date between Corvus and AGA (U.S.A.) Exploration. Following this acquisition, AGA (U.S.A.) Exploration beneficially owned Corvus Shares representing 18.0% of Corvus’ then outstanding share capital.
On June 5, 2018, AGA (U.S.A.) Exploration subscribed for and purchased 1,730,770 Corvus Shares at a price of C$2.60 per Corvus Share, for an aggregate purchase price of approximately C$4.5 million, pursuant to a subscription agreement dated as of such date between Corvus and AGA (U.S.A.) Exploration. Following this acquisition, AGA (U.S.A.) Exploration beneficially owned Corvus Shares representing approximately 19.4% of Corvus’ then outstanding share capital.
On June 29, 2018, AGA (U.S.A.) Exploration acquired 682,000 Corvus Shares from Coeur Mining, Inc., at an aggregate purchase price of approximately C$1.6 million (approximately C$2.37 per Corvus Share), pursuant to a purchase and sale agreement dated as of such date between Coeur Mining, Inc. and AGA (U.S.A.) Exploration. Following this acquisition, AGA (U.S.A.) Exploration beneficially owned Corvus Shares representing approximately 19.99% of Corvus’ then outstanding share capital.
On December 20, 2018, AGA (U.S.A.) Exploration subscribed for and purchased 800,000 Corvus Shares at a price of C$2.60 per Corvus Share, for an aggregate purchase price of approximately C$2.1 million, pursuant to a subscription agreement dated as of such date between Corvus and AGA (U.S.A.) Exploration. Following this acquisition, AGA (U.S.A.) Exploration beneficially owned Corvus Shares representing approximately 19.8% of Corvus’ then outstanding share capital.
On August 19, 2019, AGA (U.S.A.) Exploration subscribed for and purchased 500,000 Corvus Shares at a price of C$2.60 per Corvus Share, for an aggregate purchase price of approximately C$1.3 million, pursuant to a subscription agreement dated as of such date between Corvus and AGA (U.S.A.) Exploration. Following this acquisition, AGA (U.S.A.) Exploration beneficially owned Corvus Shares representing 19.99% of Corvus’ then outstanding share capital.
On October 7, 2019, AGA (U.S.A.) Exploration purchased 2,288,500 Corvus Shares, in connection with Corvus’ public offering of 10,000,000 Corvus Shares pursuant to a prospectus supplement dated October 3, 2019 filed with the SEC, at a price of C$2.00 per Corvus Share, for an aggregate purchase price of approximately C$4.6 million. Following this acquisition, AGA (U.S.A.) Exploration beneficially owned Corvus Shares representing approximately 19.98% of Corvus’ then outstanding share capital.
In March 2020, Corvus engaged BMO Capital Markets to provide financial advisory services to Corvus, including assisting Corvus in exploring and evaluating potential joint venture partners and buyers of Corvus.
In March 2021, the Company’s management and AGA North America management had several discussions and communications on a potential US$20.0 million Loan Agreement with Corvus and Corvus Nevada to fund ongoing permitting and pre-development activities at the North Bullfrog Property and ongoing exploration at the Mother Lode Property and the Lynnda Strip exploration project. Under the Loan Agreement, as proposed by AGA North America, Corvus would guarantee the loan to Corvus Nevada and

Corvus would grant AGA North America an exclusivity period to complete due diligence on Corvus’ properties and consider making an offer for Corvus or its properties.
On March 31, 2021, AGA management provided to the Company’s management a draft of the Loan Agreement. the Company’s management reviewed the draft Loan Agreement with Dorsey and sent AGA management a revised draft of the Loan Agreement on April 2, 2021. On April 18, 2021, AGA management sent a further revised draft of the Loan Agreement to the Company’s management. On April 20, 2021, the Company’s management reviewed the revised draft of the Loan Agreement with Dorsey and communicated to AGA management that the Company’s management had no further revisions to the draft Loan Agreement.
On May 4, 2021, AGA North America entered into the US$20.0 million Loan Agreement with Corvus and Corvus Nevada. The Loan Agreement provided for certain exclusivity arrangements in favor of AGA North America for a period of 90 days, which could be extended to 120 days under certain circumstances. Following the signing of the Loan Agreement, the AGA Group commenced a due diligence review of Corvus, its Subsidiaries and their respective assets and liabilities.
On May 20, 2021, the Corvus Board met with Cassels and Dorsey to receive a presentation regarding transactional and legal advice, in particular in light of the Loan Agreement, including with respect to the Corvus Board’s fiduciary duties. At this meeting, the Corvus Board discussed the advantages of establishing a committee of independent directors to review, evaluate and negotiate the terms of any potential transactions. The Corvus Board observed that a special committee, given its smaller size, would be better able to manage and oversee the process and evaluate any potential proposals received by Corvus than the full Corvus Board. The implications of a transaction with a related party were also discussed, including the requirements for a formal valuation.
After considering the advantages of a special committee and reviewing the independence and impartiality of its potential members, on May 20, 2021, the Corvus Board formed the Special Committee to direct the evaluation of, and any negotiations relating to, any transaction proposal. The Special Committee was comprised of the following non-executive, independent directors: Anton Drescher (chair), Steve Aaker, Rowland Perkins, and Edward Yarrow. The mandate of the Special Committee provided that it could recommend approval of a transaction to the full Corvus Board, but reserved to the full Corvus Board the authority to approve any such transaction.
On May 27, 2021, the Special Committee met with Cassels to discuss, among other things, the role of the Special Committee, indemnification and compensation arrangements for Special Committee members and the appointment of outside legal and financial advisors to the Special Committee.
On July 13, 2021, AGA called the Company’s management to deliver an oral non-binding proposal and immediately followed that call with the submission of a non-binding proposal letter (the “Proposal Letter”) to the Corvus Board. The Proposal Letter outlined the non-binding proposal under which a direct wholly owned subsidiary of AGAH would acquire all of the issued and outstanding Corvus Shares (other than Corvus Shares currently beneficially owned by the AGA Group) for C$4.00 per Corvus Share payable in cash. On the same date, AGA also issued a press release in connection with the Proposal Letter and filed a Schedule 13D with the SEC.
Also on July 13, 2021, in response to AGA’s press release regarding the proposed transaction, Corvus halted the trading of the Corvus Shares in Canada and the United States, the Corvus Board and the Special Committee met to discuss an immediate response to the Proposal Letter and Corvus issued a responding press release indicating that the Corvus Board had received the Proposal Letter, noting that management and the Corvus Board were reviewing the proposed transaction in accordance with their fiduciary duties and consistent with their commitment to maximize Shareholder value.
On July 14, 2021, the Special Committee met to appoint Blakes, as independent outside Canadian legal counsel to the Special Committee. During the meeting, the Special Committee discussed the appointment of a financial advisor to provide a formal valuation and independent opinion to the Special Committee, and, at the end of July 2021, the Special Committee engaged Fort Capital Partners for such purposes. The Special Committee also considered an appropriate level of compensation for the members of the Special Committee.

Also on July 14, 2021, the Corvus Board and the Special Committee met with BMO Capital Markets. The Corvus Board and the Special Committee discussed with BMO Capital Markets the proposed transaction and BMO Capital Markets outlined the expected framework for reviewing financial aspects of the proposed transaction.
On July 20, 2021, the Special Committee again met with BMO Capital Markets to discuss the proposed transaction. BMO Capital Markets reviewed with the Special Committee certain preliminary financial analyses and other information in the context of the proposed transaction. After discussion, the Special Committee determined to request that AGA improve its proposal to a purchase price in excess of C$4.50 per Corvus Share and instructed BMO Capital Markets to convey the Special Committee’s counterproposal to AGA.
On July 21, 2021, in accordance with the directives of the Special Committee, BMO Capital Markets conveyed to RBC Capital Markets, AGA’s financial advisor, the Special Committee’s counterproposal for a purchase price in excess of C$4.50 per Corvus Share.
On July 22, 2021, the Special Committee met with Blakes to discuss the Special Committee’s role and duties and next steps in reviewing the proposed transaction.
On July 26, 2021, the Company’s management had a call with AGA regarding the Special Committee’s counterproposal. AGA also set out its position regarding the proposed transaction and the proposal of C$4.00 per Corvus Share and while it remained committed to completing the proposed transaction, AGA stated that it was not prepared to offer a purchase price approaching C$4.50 per Corvus Share but that it would consider its position regarding value further. The Company’s management thereafter updated the Special Committee regarding the call with AGA.
On July 28, 2021, AGA verbally provided a revised proposal for all of the issued and outstanding Corvus Shares at a purchase price of C$4.30 per Corvus Share subject to satisfactory completion of due diligence (the “Revised Proposal”).
Also on July 28, 2021, the Special Committee met with Blakes and BMO Capital Markets to discuss the Revised Proposal. The parties discussed the definitive agreements, the voting support agreements, due diligence and timing for the proposed transaction. At this meeting, BMO Capital Markets updated the Special Committee with respect to certain preliminary financial analyses and other information in the context of the proposed transaction. The Special Committee also discussed the formal valuation and independent financial opinion to be provided by Fort Capital Partners to the Special Committee in connection with the proposed transaction and certain related matters.
On July 29, 2021, a draft non-disclosure agreement was approved by the Special Committee and sent to Sprott Asset Management, Corvus’ largest shareholder after AGA, in order to facilitate certain discussions with respect to securing Sprott Asset Management’s support for the proposed transaction, which non-disclosure agreement was executed on August 3, 2021. Following execution of the non-disclosure agreement, at the direction of Corvus, BMO Capital Markets held certain discussions with Sprott Asset Management regarding such support.
On July 30, 2021, at the direction of the Special Committee, Corvus engaged Fort Capital Partners to provide a formal valuation and independent financial opinion to the Special Committee in connection with the proposed transaction.
During the period from July 30, 2021 to September 2, 2021, AGA continued its due diligence investigations, including legal, tax, accounting, financial and other matters, and held discussions with the parties and their legal representatives regarding due diligence matters.
On September 2, 2021, the AGA Group management and the Company’s management had a call in which AGA indicated that, based on its completed due diligence review, it had reviewed the Revised Proposal and was prepared to offer a maximum proposed purchase price of C$4.00 per Corvus Share.
Later on September 2, 2021, senior AGA Group management and the Company’s management met at AGA’s Denver offices and following discussions, AGA stated that the maximum proposed purchase price that the AGA Group would be willing to offer was C$4.10 per Corvus Share and that such purchase price was its best and final offer. That same day, the Company’s management communicated the discussions with

AGA Group’s senior management and the revised proposal from the AGA Group of C$4.10 per Corvus Share to the Corvus Board, the Special Committee and BMO Capital Markets, noting that AGA Group stated that this was the best price that the AGA Group would be willing to offer.
During the morning of September 3, 2021, the Special Committee met with Blakes to discuss progress on the proposed transaction. Canadian and U.S. legal counsel to each of the AGA Group and Corvus also met to discuss draft documentation and timelines. Later that day, legal counsel to the AGA Group delivered a draft of the Arrangement Agreement, Plan of Arrangement and Voting Agreement to Corvus and its advisors. The draft Voting Agreement was also provided to Sprott Asset Management.
On September 5, 2021, the Company’s management and a representative of the Special Committee met with Cassels, Blakes, Dorsey and BMO Capital Markets to review the draft agreements, and identify the key issues for negotiation. Legal counsel was provided with instructions on a response to AGA with respect to the key issues, and revised drafts of the draft Arrangement Agreement and draft Voting Agreement were provided to legal counsel to the AGA Group that evening.
On September 6, 2021, a representative of Sprott Asset Management provided input on the Voting Agreement to Cassels, which was subsequently provided to the AGA Group’s legal counsel with the revised Voting Agreement.
On September 7, 2021, Cassels provided the revised Plan of Arrangement and a draft Disclosure Letter to legal counsel to the AGA Group.
On September 8, 2021, the AGA Group’s legal counsel provided revised drafts of the Arrangement Agreement, Plan of Arrangement Agreement and Voting Agreement. In the morning on September 9, 2021, AGA Group’s legal counsel met with Cassels, Blakes and Dorsey to discuss the revised draft agreements.
Later in the day on September 9, 2021, the Company’s management and a representative of the Special Committee met again with Cassels, Blakes and Dorsey to discuss key open points in the documents for the proposed transaction and instructions were provided to legal counsel to respond to the AGA Group. Revised drafts of all documents were provided to the AGA Group in the evening on September 9, 2021.
On September 10, 2021, legal counsel to the AGA Group met with Cassels, Dorsey and Blakes to conduct negotiations on the remaining key open points in the Arrangement Agreement. On September 10, 2021 through September 12, 2021, negotiations continued with the AGA Group’s legal and financial advisors, with the involvement of a representative of the Special Committee, the Company’s management, Cassels, Blakes, Dorsey and BMO Capital Markets. Draft documentation was exchanged throughout this period and the form of the Arrangement Agreement and related documentation were finalized during the evening of September 12, 2021.
On September 12, 2021, the Special Committee met with Blakes and Fort Capital Partners to discuss the proposed transaction, with the remaining members of the Corvus Board, Cassels and Dorsey attending as invited guests. During this meeting, the Special Committee reviewed the final terms of the Arrangement Agreement with Blakes and discussed the Arrangement with the Company’s management. Also at this meeting, Fort Capital Partners reviewed its formal valuation regarding the estimated fair market value of Corvus and delivered an oral opinion, later confirmed in writing, that the Consideration to be received by the Securityholders pursuant to the Arrangement is fair, from a financial point of view, to the Securityholders. The Special Committee then met in camera for discussions with Blakes. After discussion, based on its considerations and investigations and taking into account other relevant matters, the Special Committee (i) unanimously determined that the Arrangement Agreement and the transactions contemplated thereby, including the Arrangement are fair to the Shareholders (other than the Guarantor and its affiliates), (ii) unanimously determined that the Arrangement is in the best interests of the Company and (iii) unanimously recommended that the Corvus Board approve the Arrangement Agreement and that Securityholders vote in favor of the Arrangement Resolution.
Also on September 12, 2021, the Corvus Board met to consider the proposed transaction. During this meeting, the Corvus Board reviewed the final terms of the Arrangement with the Company’s management. Also at this meeting, the Corvus Board asked questions of the Special Committee members and Blakes to understand the process that had been undertaken and their fiduciary duties. Cassels and Dorsey provided a detailed analysis of the significant legal terms and conditions for the Arrangement, as well as material legal and execution risks, and a summary of certain process and actions items. Also at this meeting, at the Corvus Board’s request, BMO Capital Markets reviewed with the Corvus Board its financial analysis of the Consideration and rendered an oral opinion, confirmed by delivery of a written opinion dated September 12, 2021, to the Corvus Board to the effect that, as of such date and based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken described in its opinion, the Consideration to be received by holders of Corvus Shares (other than AGA, the Purchaser, the Guarantor and their respective affiliates) under the Arrangement was fair, from a financial point of view, to such holders. Following the unanimous recommendation of the Special Committee, based on its considerations and investigations, its assessment of the interest of Corvus stakeholders, and taking into account other relevant matters, the Corvus Board (i) unanimously determined that the Arrangement Agreement and the transactions contemplated thereby, including the Arrangement, are fair to the Shareholders (other than the Guarantor and its affiliates), (ii) unanimously determined that the Arrangement is in the best interests of the Company and (iii) unanimously recommended that Securityholders vote in favor of the Arrangement Resolution.
On September 13, 2021, Corvus, the Purchaser and the Guarantor entered into the Arrangement Agreement and publicly announced by joint press release the execution of the Arrangement Agreement and ancillary documents.
The Special Committee; Reasons for the Arrangement
As described above, on May 20, 2021, the Corvus Board formed the Special Committee comprised of Anton Drescher (Chair), Steve Aaker, Edward Yarrow and Rowland Perkins. The Special Committee, in consultation with the Company’s management and with the advice and assistance of the Special Committee’s own independent legal and financial advisors, evaluated the Arrangement and the terms and conditions of the Arrangement Agreement. Specifically, with respect to the Consideration to be received by the Securityholders in the Arrangement, the Special Committee considered the advice of the Company’s management and Fort Capital Partners and consultations with Corvus’ financial advisor, BMO Capital Markets. In addition, with the assistance of Blakes, the Special Committee reviewed the key terms proposed in each draft of the Arrangement Agreement, and provided direction and instruction to the Company’s management during the negotiations with the AGA Group.
At a meeting held on September 12, 2021, in evaluating the Arrangement and other alternatives available to Corvus, the Special Committee considered a number of factors, including, but not limited to, the following factors (not necessarily in order of relative importance):
•
the challenge and uncertainty of Corvus securing debt and equity financing sufficient to develop the North Bullfrog Property and the Mother Lode Property on commercially satisfactory terms and conditions and, in that context, the superior financial resources of the AGA Group;

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the likely significant dilution to Shareholders as a result of future financing needs of Corvus as it continued to move towards a development decision;

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the need for additional technical expertise to advance the development of the North Bullfrog Property and the Mother Lode Property and, in that context, the relevant technical capabilities of the AGA Group;

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in addition to its financial resources and technical expertise, the fact that AGA is a credible and reputable acquirer whose shares are listed on the New York Stock Exchange, the Johannesburg Stock Exchange and the Australian Securities Exchange, with a market capitalization of approximately US$6.4 billion as of September 10, 2021;

•
the recent and historical market prices for Corvus Shares, as compared to the Consideration, including the fact that the Consideration of C$4.10 per Corvus Share represents a premium of approximately 26% to the closing price of Corvus Shares on the TSX on July 12, 2021, the trading day prior to public announcement of AGA’s Proposal Letter to Corvus, and a premium of approximately 59% to the closing price of Corvus Shares on the TSX on May 5, 2021, the trading day prior to public announcement of the Loan Agreement and related exclusivity;

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the absence of other potential acquirers or strategic partners coming forward with expressions of interest to explore any alternative transactions following the public announcement of the Loan Agreement and AGA Group’s Proposal Letter;

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the ability of Corvus, under the terms of the Arrangement Agreement, to continue to receive Acquisition Proposals and terminate the Arrangement Agreement if it receives a Superior Proposal;

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the fact that, as a condition to the closing of the Arrangement, the Arrangement Agreement must be adopted by (a) 66 2∕3% of the votes cast by (i) the Shareholders, including votes attached to Corvus Shares held by the AGA Group, present in person or represented by proxy at the Special Meeting and entitled to vote thereon; and (ii) the Shareholders and the Optionholders, including votes attached to Corvus Shares held by the AGA Group, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon; and (b) a simple majority of the votes cast by the Shareholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon, excluding votes attached to Corvus Shares held by the AGA Group and any other person as required to be excluded under section 8.1(2) of Multilateral Instrument 61-101, which allows for an informed vote by the Shareholders on the merits of the Arrangement;

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the fact that the Consideration consists solely of cash, providing Shareholders with certainty of value and liquidity upon consummation of the Arrangement, and the Arrangement is not subject to any financing conditions;

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the Special Committee’s and the Corvus Board’s belief, based on negotiations with the AGA Group and its advisors, that the proposed purchase price of C$4.10 per Corvus Share in cash was the highest consideration per Corvus Share that the AGA Group would be willing to offer;

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the terms of the Interim Order and the Plan of Arrangement provide that any registered holder of Corvus Shares who opposes the Arrangement may, upon compliance with certain conditions, exercise Dissent Rights and, if ultimately successful, receive the fair value of the dissenting Corvus Shares in accordance with the Arrangement;

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the Arrangement must be approved by the Court, which will consider, among other things, the substantive and procedural fairness and reasonableness of the Arrangement to Shareholders;

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the fact that the C$4.10 per share Consideration is within the per Corvus Share range of the oral valuation delivered to the Special Committee on September 12, 2021, as well as the oral opinion of Fort Capital Partners rendered to the Special Committee on September 12, 2021 (each of which was confirmed by delivery of the Fort Capital Valuation and Opinion, dated September 12, 2021, to the Special Committee) as to the fairness, from a financial point of view and as of such date, of the Consideration to be received by the Shareholders (other than the AGA Group) pursuant to the Arrangement Agreement, which Fort Capital Valuation and Opinion and conclusion the Special Committee adopted as its own. See “Special Factors — Fort Capital Valuation and Opinion”;

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the fact that the Arrangement Agreement was the result of an extensive negotiation process and includes terms and conditions that are reasonable in the judgment of the Special Committee and the Corvus Board; and

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the fact that Sprott Asset Management, Corvus’ largest shareholder (other than the AGA Group), entered into a Voting Agreement pursuant to which, among other things, Sprott Asset Management agreed to vote all of the Corvus Shares owned or controlled by them in favor of the Arrangement at the Special Meeting.

The foregoing summary of the information considered by the Corvus Board and the Special Committee is not, and is not intended to be, exhaustive. The Special Committee also considered a number of factors that are discussed below relating to the procedural safeguards that it believes were and are present to ensure the fairness of the Arrangement. The Special Committee believes the following factors support its determinations and recommendations and provide assurance of the procedural fairness of the Arrangement to the Shareholders (other than the AGA Group).
Process of the Special Committee
The Special Committee consisted solely of independent directors. The Special Committee was provided a mandate to retain independent legal and financial advisors and to determine whether to proceed with a transaction with the AGA Group and, if a decision was made to so proceed, to review and oversee the negotiations any such transaction. The Special Committee met regularly, consulted with the Company’s management, received the advice of the Special Committee’s own legal and financial advisors, Blakes and Fort Capital Partners, deliberated following such advice and provided direction to the Company’s management. Throughout negotiations, the Special Committee deliberated and discussed the advantages and disadvantages of the Arrangement. At each meeting, the Special Committee met in camera with legal counsel and financial advisors, without any members of the Company’s management present. In total, the Special Committee met eight times in consideration of the proposed transaction and the Arrangement.
Fort Capital Valuation and Opinion
The receipt by the Special Committee of the Fort Capital Valuation and Opinion, dated September 12, 2021, addressed to the Special Committee as to the fairness, from a financial point of view and as of such date, of the Consideration to be received by the Shareholders (other than the AGA Group) pursuant to the Arrangement Agreement, which opinion was based upon and subject to the assumptions made, procedures followed, factors considered and limitations on the review undertaken, as further described in the section entitled “Special Factors — Fort Capital Valuation and Opinion” beginning on page 29.
Terms of the Arrangement Agreement
The terms and conditions of the Arrangement Agreement, including that the Company’s ability to terminate after March 31, 2022, if the Arrangement has not occurred on or prior to such date allows Corvus to ensure that the Arrangement is consummated as negotiated by the Special Committee.
Assessment of Risks
The Special Committee also considered a variety of potentially negative factors in its deliberations concerning the Arrangement Agreement and the transactions contemplated thereby, including, but not limited to, the following (not necessarily in order of relative importance):
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the fact that, subsequent to completion of the Arrangement, Corvus will no longer exist as an independent public company and that the nature of the transaction as a cash transaction would prevent the Shareholders (other than the AGA Group) from participating in any value creation the business could generate, as well as any future appreciation in value;

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the fact that the AGA Group required Corvus to enter into a period of exclusivity as a condition to it entering into the Loan Agreement on May 4, 2021, during which exclusivity period Corvus and its directors, officers and employees were prohibited from soliciting, assisting, initiating, encouraging or otherwise facilitating any inquiry, proposal or offer that could reasonably be expected to constitute or lead to an acquisition proposal, among other things;

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the fact that if the Arrangement is not consummated:

o
the directors, officers and other employees will have expended extensive time and effort and will have experienced significant distractions from their work during the pendency of the transaction, and Corvus will have incurred significant transaction costs attempting to consummate the transaction;

o
the market’s perception of Corvus’ continuing business could potentially result in a loss of value and difficulty in accessing capital markets in the near future;

o
the trading price of Corvus Shares would likely materially decrease; and

o
the potential negative effect of the pendency of the Arrangement on Corvus business and relationships;

•
the risks associated with various provisions of the Arrangement Agreement, including:

o
the requirement that Corvus conduct its business only in the ordinary course prior to the completion of the Arrangement and be subject to specified restrictions on the conduct of its business without the Purchaser’s consent, which might delay or prevent Corvus from undertaking certain business opportunities that might arise pending completion of the Arrangement;

o
the limited ability of Corvus to terminate the Arrangement Agreement upon the receipt of certain bids to acquire Corvus from a third party and that Corvus must pay to the Purchaser the Termination Fee if the Arrangement Agreement is terminated under certain circumstances, which might discourage other parties potentially interested in an acquisition of Corvus from pursuing that opportunity. The Special Committee, after consultation with its legal and financial advisors, believed that the Termination Fee payable by Corvus in such circumstances, as a percentage of the enterprise value of the transaction, would not materially impede the ability of a third party to make a Superior Proposal to acquire Corvus if such third party were interested in doing so; and

o
the Purchaser’s ability to terminate the Arrangement Agreement under specified circumstances, including (i) for a breach of any representation and warranty or failure to perform any covenant on the part of Corvus that would cause the mutual conditions precedent or the conditions precedent in favor of the Purchaser not to be satisfied, subject to certain qualifications, (ii) if prior to obtaining the approval of the Arrangement Resolution, the Corvus Board or a committee of the Corvus Board makes a Change in Recommendation, or Corvus breaches its non-solicitation covenant in any material respect or the Corvus Board or any committee of the Corvus Board resolves or proposes to take any of the foregoing actions, or (iii) if a Material Adverse Effect has occurred.

Considerations of the Special Committee
The Special Committee expressly adopted the Fort Capital Valuation and Opinion, among other factors considered, in assessing the value of Corvus as a going concern and reaching its determination as to the fairness of the transactions contemplated by the Arrangement Agreement. The Special Committee notes that the Fort Capital Partners opinion states that public trading comparables, precedent transactions and discounted cash flow analyses were used to determine the going concern value of Corvus. The Special Committee did not consider the liquidation value of Corvus because it believes that (i) liquidation sales generally result in proceeds substantially less than sales of going concerns, (ii) it is impracticable to determine a liquidation value given the significant execution risk involved in any breakup and (iii) Corvus’ value is derived from the potential development of its projects rather than from the value of assets that might be realized in a liquidation. Further, the Special Committee did not consider net book value, which is an accounting concept, as a factor because it believed that net book value is not a material indicator of the value of Corvus as a going concern but rather is indicative of historical costs. The Special Committee was not aware of any firm offer, proposal or indication of interest for a merger, sale of all or substantial part of Corvus assets, or a purchase of a controlling amount of Corvus securities having been received by Corvus from affiliated persons or third parties during the two years preceding the signing of the Arrangement Agreement.
The Special Committee concluded that the potential benefits that it expected the Shareholders (other than the AGA Group) would achieve as a result of the Arrangement outweighed the risks and potentially negative factors relevant to the Arrangement. The foregoing discussion of the information and factors considered by the Special Committee is not intended to be exhaustive but includes the factors considered by the Special Committee. In view of the variety of factors considered in connection with its evaluation of the Arrangement, the Special Committee did not find it practicable to, and did not, quantify or otherwise assign relative weights to, the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given different weights to different factors. The Special Committee did not undertake to make any specific determination as to whether any factor or any particular aspect of any factor supported or did not support its ultimate decision. The Special Committee based its recommendation on the totality of the information presented. Accordingly, the Special Committee has decided that it is in the best interests of Corvus and the Shareholders (other than the AGA Group), to undertake the going private transaction at this time for the reasons described above.

Recommendation of the Special Committee
At a meeting held on September 12, 2021, the Special Committee evaluated the Arrangement as described above in consultation with the Company’s management and its own independent legal and financial advisors. After considering various factors, the Special Committee: (i) unanimously determined that the Arrangement Agreement and the transactions contemplated thereby, including the Arrangement, are fair to the Shareholders (other than the Guarantor or its affiliates), (ii) unanimously determined that the Arrangement is in the best interests of the Company and (iii) unanimously recommended that the Corvus Board approve the Arrangement Agreement and that the Securityholders vote in favor of the Arrangement Resolution.
Compensation of the Special Committee
The Corvus Board has approved a payment of C$2,500 per month for the Chair of the Special Committee and C$1,875 for the other members of the Special Committee, accruing starting June 1, 2021 and ending upon consummation of the Transaction.
In recommending and approving the compensation structure, the Corvus Board considered, among other things, precedent compensation structures for special committees formed for purposes comparable to those for which the Special Committee was formed. The Corvus Board considered the nature and scope of the Transaction and the time expected to be required by the Special Committee members and chair. The Corvus Board also considered the advantages and disadvantages of alternative arrangements, including retainers and per-meeting fees, and determined that the fee structure chosen was appropriate.
Corvus Board
The Corvus Board consists of seven directors, four of whom are considered independent. In addition to considering the factors considered by the Special Committee above and the receipt of the recommendation of the Special Committee, the Corvus Board also considered the following:
Opinion of Financial Advisor to Corvus
On September 12, 2021, Corvus’ financial advisor, BMO Capital Markets, rendered an opinion, confirmed by delivery of a written opinion, dated September 12, 2021, to the Corvus Board as to the fairness, from a financial point of view and as of such date, of the Consideration to be received by holders of Corvus Shares (other than AGA, the Purchaser, the Guarantor and their respective affiliates) pursuant to the Arrangement Agreement, which opinion was based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken and which conclusion the Corvus Board adopted as its own. See “Special Factors — Opinion of Financial Advisor to Corvus” beginning on page 43.
Considerations of the Corvus Board
The Corvus Board expressly adopted BMO Capital Markets’ opinion, among other factors considered, in evaluating the Arrangement. The Corvus Board believes, based on the considerations of the factors described above, that the Arrangement Agreement and the transactions contemplated thereby, including the Arrangement, are fair to the Shareholders (other than the AGA Group). Based upon, and after considering, the same various factors, the Corvus Board has also unanimously determined that the Arrangement is fair to the Company’s “unaffiliated security holders” as defined under Rule 13e-3 of the Exchange Act. In adopting the Special Committee’s recommendations and concluding that the Arrangement Agreement and the transactions contemplated thereby, including the Arrangement, are in the best interests of Corvus and its Shareholders (other than the AGA Group), the Corvus Board consulted with the Company’s management and outside legal and financial advisors, considered and relied upon the same factors and considerations that the Special Committee relied upon, as described above, and adopted as its own the Special Committee’s analysis in its analyses and conclusions in their entirety.
Corvus entered into the Arrangement Agreement at this time because it believes that, in light of the ongoing challenges facing Corvus in developing and operating its projects, it will be challenging for Corvus to compete as a public company and realize the full value of projects without substantial risks to the Shareholders.

Corvus believes that, as a private company within the AGA Group it will have greater resources for the development of the projects in conjunction with AGA’s other projects in the mining district and AGA Group’s extensive expertise in developing projects of this type. Additionally, the Consideration offered under the Arrangement Agreement represents a significant premium to the historical trading prices for Corvus Shares and is payable in cash, providing the Shareholders (other than the AGA Group) an opportunity to receive a defined value for their Corvus Shares. Corvus believes that providing such liquidity to its Shareholders at such a premium at this time is also in the best interests of its unaffiliated Shareholders (other than the AGA Group).
Recommendation of the Corvus Board
On September 12, 2021, having received the unanimous recommendation of the Special Committee, the Corvus Board evaluated the Arrangement in consultation with the Company’s management and legal and financial advisors. After considering various factors, the Corvus Board (i) unanimously determined that the Arrangement Agreement and the transactions contemplated thereby, including the Arrangement, are fair to the Shareholders (other than the Guarantor or its affiliates), (ii) unanimously determined that the Arrangement is in the best interests of the Company and (iii) unanimously recommended that the Securityholders vote in favor of the Arrangement Resolution.
The Corvus Board recommends unanimously that you vote “FOR” the approval of the Arrangement Resolution. All of the directors and officers of Corvus intend to vote “FOR” the Arrangement Resolution and the directors and certain of the officers have agreed to vote all of their Corvus Shares in favor of the Arrangement Resolution, subject to the terms of the Arrangement Agreement and the Voting Agreements entered into with such directors and officers.
Fort Capital Valuation and Opinion
In connection with the proposed Arrangement, the Special Committee requested that Fort Capital Partners prepare and deliver a formal valuation in accordance with MI 61-101. In addition, the Special Committee requested that Fort Capital Partners evaluate whether the Consideration to be received by Shareholders (other than the AGA Group) is fair, from a financial point of view. On September 12, 2021, at a meeting of the Special Committee held to evaluate the proposed Arrangement, Fort Capital Partners rendered an oral valuation, confirmed by delivery of a written valuation dated September 12, 2021, to the Special Committee which concluded that, subject to the scope of review, assumptions, limitations and qualifications set for therein, the fair market value range of the Corvus Shares not owned by the AGA Group is $3.40 to $4.20 per share. In addition, Fort Capital Partners delivered an oral fairness opinion to the Committee on September 12, 2021 which was later confirmed by delivery of the written fairness opinion dated September 12, 2021 (together with the written valuation, the “Fort Capital Valuation and Opinion”) stating that in its opinion, as of such date, and based upon and subject to the assumptions, limitations and qualifications set forth therein, the Consideration to be paid under the Arrangement is fair, from a financial point of view, to the Shareholders (other than the AGA Group).
The full text of Fort Capital Valuation and Opinion to the Special Committee, dated September 12, 2021, is attached as Appendix G to this Circular and is incorporated by reference herein in its entirety. The summary of the Fort Capital Valuation and Opinion in this Circular is qualified in its entirety by reference to the full text of the Fort Capital Valuation and Opinion. You are encouraged to read the Fort Capital Valuation and Opinion carefully. The Fort Capital Valuation and Opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Fort Capital Partners in rendering the Fort Capital Valuation and Opinion.
The Fort Capital Valuation and Opinion was directed to the Special Committee, in its capacity as such, and addressed only the range of fair market value and the fairness from a financial point of view of the Consideration to be received by the Shareholders (other than the AGA Group) pursuant to the Arrangement as of September 12, 2021 and did not address any other aspects of the Arrangement. Fort Capital Partners expressed no opinion as to the fairness of any consideration to be paid in connection with the Arrangement to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by Company to engage in the Transaction. The issuance of Fort Capital Valuation and Opinion was approved by the Opinion Review Committee of Fort Capital Partners. The Fort Capital Valuation and Opinion was not intended to, and does not, constitute advice or a recommendation to any Securityholder as to how to vote at the Special Meeting.
In arriving at its opinion, Fort Capital Partners reviewed, considered and relied upon, without attempting to verify independently the completeness or accuracy thereof, the following:
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a draft of the Arrangement Agreement dated September 8, 2021;

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a draft of the Voting Agreements dated September 8, 2021;

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a non-binding proposal letter from AGA dated July 13, 2021;

•
the Loan Agreement;

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a Technical Report (NI 43-101) titled “Technical Report and Preliminary Economic Assessment for Gravity Milling and Heap Leach Processing at the North Bullfrog Project”, dated November 21, 2020 with an effective date of October 7, 2020 (the “NBP Report”);

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a Technical Report (NI 43-101) titled “Technical Report and Preliminary Economic Assessment for BiOx Mill and Heap Leach Processing at the Mother Lode Project”, dated November 21, 2020 and effective October 7, 2020 (the “ML Report” and together with the NBP Report, the “Technical Reports”);

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consolidated annual financial statements of the Company for the years ended May 31, 2021, 2020, 2019 and 2018, together with the notes thereto and the auditor’s reports thereon;

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management’s discussion and analysis of the results of operations and financial condition for the Company for the years ended May 31, 2021, 2020, 2019 and 2018;

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interim financial statements and associated management’s discussion and analysis documents for the periods ending August 31, 2020, November 30, 2020 and February 28, 2021;

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various material change reports and press releases as filed by the Company over the past 3 years;

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certain publicly available information relating to the business, operations, financial condition and trading history of the Company and other selected public companies that Fort Capital Partners considered relevant;

•
public information with respect to precedent transactions Fort Capital Partners considered relevant;

•
certain internal management forecasts, projections, estimates and budgets prepared or provided by or on behalf of management of the Company relating to the business, operations and financial condition of the Company;

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various presentations prepared by management of the Company;

•
discussions with senior management of the Company relating to the current business plans, financial conditions and prospects of the Company;

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representations contained in a separate certificate dated September 12, 2021 addressed to Fort Capital Partners from senior management of the Company as to the completeness, accuracy and fair presentation of the information upon which the Fort Capital Valuation and Opinion is based;

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various research publications prepared by industry and equity research analysts regarding the Company, including other gold developer entities which Fort Capital Partners considered relevant;

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discussions with legal counsel to the Company with respect to various legal matters relating to the Proposed Transaction and other matters considered relevant; and,

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such other information, investigations, analyses and discussions as Fort Capital Partners considered necessary or appropriate in the circumstances.

In addition, senior management of the Company has represented to Fort Capital Partners that, to the best of their knowledge, there have been no prior valuations (as defined for the purposes of MI 61-101) of the Company or any of its material assets or subsidiaries prepared within the past twenty-four (24) months.

Fort Capital Partners has relied upon, and has assumed the completeness, accuracy and fair presentation of, all financial and other information, data, advice, opinions and representations obtained by Fort Capital Partners from public sources, or provided to Fort Capital Partners by Corvus, or otherwise obtained by Fort Capital Partners pursuant to its engagement, and the Fort Capital Valuation and Opinion are conditional upon such completeness, accuracy and fair presentation. Without limiting the generality of the foregoing, the descriptions in the Fort Capital Valuation and Opinion of Corvus, its assets, businesses, and operations are derived from information that Fort Capital Partners has obtained from the Company or from other such publicly available sources. Subject to the exercise of professional judgment and except as expressly described herein, Fort Capital Partners has not been requested to or attempted to verify independently the accuracy, completeness or fairness of presentation of any such information, data, advice, opinions and representations. Fort Capital Partners has not met separately with the independent auditors of Corvus in connection with preparing the Fort Capital Valuation and Opinion and Fort Capital Partners has assumed the accuracy and fair presentation of, and relied upon, the audited financial statements and reports of the auditors therein, in addition to unaudited interim financial statements for the Company.
With respect to the historical financial data, operating and financial forecasts and budgets provided to Fort Capital Partners and relied upon in the financial analyses, Fort Capital Partners has assumed that they have been reasonably prepared on bases reflecting the most reasonable assumptions, estimates and judgments of management of the Company, having regard to the business, plans, taxation levels, financial condition and prospects for Corvus.
Senior management of the Company has represented to Fort Capital Partners in a certificate dated September 12 2021, among other things, that the information, data, and other material (financial or otherwise) provided to Fort Capital Partners by or on behalf of the Company, including the written information and discussions concerning the Company referred to above under the heading “Scope of Review” (collectively, the “Information”), are complete and correct at the date the Information was provided to Fort Capital Partners, and that the Company does not have any information or knowledge of any facts not public or otherwise specifically provided to Fort Capital Partners relating to the Company which would reasonably be expected to affect materially the Fort Capital Valuation and Opinion given by Fort Capital Partners; that with the exception of forecasts, projections or estimates, the written information and written data provided to Fort Capital Partners by Corvus in connection with the Transaction is or, in the case of historical information or data, was, at the date of preparation, true and accurate in all material respects and no additional material, data or information would be required to make the data provided to Fort Capital Partners by the Company not misleading in light of the circumstances in which it was prepared (except to the extent that any such Information has been superseded by Information subsequently delivered to Fort Capital Partners); and that to the extent that any of the data referred to above is historical, there have been no changes in material facts or new material facts since the respective dates thereof which have not been disclosed to Fort Capital Partners or updated by more current information or data disclosed.
The formal valuation portion of the Fort Capital Valuation and Opinion (the “Valuation”) was rendered on the basis of securities markets, economic and general business and financial conditions prevailing as at September 10, 2021 (the “Valuation Date”) and the conditions and prospects, financial and otherwise, of Corvus as reflected in the Information and as represented to Fort Capital Partners in its discussions with the Company’s management. In its analyses and in connection with the preparation of the Fort Capital Valuation and Opinion, Fort Capital Partners made numerous assumptions with respect to industry performance, general business, markets and economic conditions and other matters, many of which are beyond the control of any party involved in the Transaction.
Fort Capital Partners believes that its financial analyses must be considered as a whole and that selecting portions of its analyses and the factors Fort Capital Partners considered, without considering all factors and analyses together, could create a misleading view of the process underlying the Fort Capital Valuation and Opinion. The preparation of a valuation and fairness opinion is complex and is not necessarily susceptible to partial analysis or summary description and any attempt to do so could lead to undue emphasis on any particular factor or analysis.
The conclusions of the Fort Capital Valuation and Opinion are given as of the date hereof and, although Fort Capital Partners reserves the right to change or withdraw the Fort Capital Valuation and Opinion if Fort Capital Partners learn that any of the information that Fort Capital Partners relied upon in preparing the Fort

Capital Valuation and Opinion was inaccurate, incomplete or misleading in any material respect, Fort Capital Partners disclaims any obligation to change or withdraw the Fort Capital Valuation and Opinion, to advise any person of any change that may come to its attention, or to update the Fort Capital Valuation and Opinion, after the date hereof.
Summary of Financial Analyses
In accordance with customary investment banking practice and guidelines set forth by both IIROC and the Canadian Institute of Chartered Business Valuators, Fort Capital Partners employed generally accepted valuation methodologies in rendering its valuation and fairness opinion to the Special Committee on September 12, 2021 and in the financial analysis presented to the Special Committee on such date in connection with the rendering of such opinion. The following is a summary of the material financial analyses utilized by Fort Capital Partners in connection with rendering the Fort Capital Valuation and Opinion to the Special Committee and does not purport to be a complete description of the analyses or data presented by Fort Capital Partners, nor does the order of analyses described represent the relative importance or weight given to those analyses. Some of the summaries of the financial analyses include information presented in tabular format. The tables are not intended to stand alone, and in order to understand more fully the financial analyses used by Fort Capital Partners, the tables must be read together with the full text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Fort Capital Partner’s analyses.
Approach to Value
The Valuation is based on techniques and assumptions that Fort Capital Partners considers appropriate in the circumstances for the purposes of arriving at an opinion as to the range of fair market value for the Corvus Shares of the Company not owned by the Guarantor.
Fair market value (“FMV” or “Fair Market Value”) means the monetary consideration that, in an open and unrestricted market, a prudent and informed buyer would pay to a prudent and informed seller, each acting at arm’s length with the other, where neither party is under any compulsion to act.
The FMV of the Corvus Shares was analyzed on a going concern basis and is expressed on an en bloc basis. The assumption that the Company can be regarded as a going concern is significant (and outlined as a risk in the auditor’s report in the Company’s financial statements) and there is no certainty that the Company will be able to continue to meet its financial obligations and secure sufficient funds to finance working capital and complete the development of the North Bullfrog and Mother Lode projects. However, given the substantial progress to date, including the development of a substantial resource at each project as well as the underlying PEAs, combined with the future earnings potential of the projects (which would be far in excess of liquidation value), a going concern assumption was deemed appropriate.
In accordance with MI 61-101, Fort Capital Partners did not make any downward adjustment to the value of the Corvus Shares to reflect the liquidity of the Corvus Shares, the effect of the Transaction of the Corvus Shares, or the fact that the Corvus Shares held by the Company do not form a part of a controlling interest. Fort Capital Partners also did not take into account any potential synergies that could accrue to the Purchaser as it relates to the Transaction, other than the elimination of public company costs, which would be available to any potential acquiror of the Company.
While special purchasers were considered and it is likely that Purchaser would be considered a special purchaser given the existing relationships between the two companies as well as the adjacent land holdings, any potential benefits that would accrue to the Purchaser are speculative in nature and there is insufficient information available to determine any specific amount of any potential net value-added. As such, the existence of special purchasers has not influenced the conclusion of the Valuation.

Valuation Methodologies
In reaching its conclusion with respect to the Valuation, Fort Capital Partners has considered the following:
•
Multi step discounted cash flow (“DCF”) analysis, including:

o
NPV analysis using a 5% discount rate (being the industry standard for gold projects) on individual projects, including sensitivity to selected scenarios;

o
Sum of the Parts analysis to determine Net Asset Value (“NAV”);

o
Application of a risk multiple to the determined NAV;

•
“Fully financed” or “Standalone” NAV analysis;

•
Comparable companies analysis; and

•
Precedent transactions analysis.

Given the relatively early-stage nature of the NBP and ML projects, the anticipated production, grade and cost profiles of the projects, the discounted cash flow approach was deemed the most appropriate. DCF analysis is also reflective of the impact of changes in commodity prices, capital expenditures and working capital influences. Operational forecast assumptions used were largely based on the PEA studies along with discussions with management.
With respect to comparable company analysis, Fort Capital Partners considered Price/NAV multiples of comparable gold developers as well as asset-based measures based on enterprise value/resource ounce multiples. With respect to precedent gold projects, Fort Capital Partners considered Price/NAV multiples as well as asset-based measures including enterprise value/resource ounce multiples as well as total acquisition cost (“TAC”) metrics.
A summary of the key inputs used in the DCF models as well as the summary models are shown below:
Standalone Model Summary
	North Bullfrog (NB)	Mother Lode (ML)	NB + ML
Initial Production	2024	2027	2024
Mine Life	15 years	9 years	15 years
LT Gold Price (US$/oz)	$1,600	$1,600	$1,600
LT Silver Price (US$/oz)	$21.00	$21.00	$21.00
LOM Au Production	1,467koz	1,377koz	2,844koz
LOM Ag Production	3,204koz	638koz	3,842koz
Annual Avg Au Production	98koz	153koz	190koz
Annual Avg Ag Production	214koz	71koz	256koz

North Bullfrog Financial Model Summary
		Y-1 2023	Y1 2024	Y2 2025	Y3 2026	Y4 2027	Y5 2028	Y6 2029	Y7 2030	Y8 2031	Y9 2032	Y10 2033	Y11 2034	Y12 2035	Y13 2036	Y14 2037	Y15 2038
Payable Gold Ounces	(koz)		73.6	148.2	195.7	188.8	170.4	134.5	117.7	93.9	91.7	74.4	68.7	56.7	38.5	10.5	3.2
Payable Silver Ounces	(koz)		244.5	676.7	632.8	455.6	342.4	270.0	176.9	74.2	51.9	94.7	97.9	49.0	29.0	6.4	2.0
Gold Price	(US$/oz)		$1,600	$1,600	$1,600	$1,600	$1,600	$1,600	$1,600	$1,600	$1,600	$1,600	$1,600	$1,600	$1,600	$1,600	$1,600
Silver Price	(US$/oz)		$21.00	$21.00	$21.00	$21.00	$21.00	$21.00	$21.00	$21.00	$21.00	$21.00	$21.00	$21.00	$21.00	$21.00	$21.00
Gold Revenue	(US$M)		$117.7	$237.1	$313.1	$302.1	$272.6	$215.1	$188.4	$150.2	$146.8	$119.1	$109.9	$90.8	$61.7	$16.7	$5.2
Silver Revenue	(US$M)		$5.1	$14.2	$13.3	$9.6	$7.2	$5.7	$3.7	$1.6	$1.1	$2.0	$2.1	$1.0	$0.6	$0.1	$0.0
Total Revenue	(US$M)		$122.9	$251.4	$326.4	$311.7	$279.8	$220.8	$192.1	$151.7	$147.9	$121.0	$111.9	$91.8	$62.3	$16.9	$5.2
Less: Royalties	(US$M)		—	—	$(1.8)	$(2.5)	$(1.2)	$(0.9)	$(0.9)	$(0.9)	$(0.9)	—	—	—	—	—	—
Net Revenue	(US$M)		$122.9	$251.4	$324.7	$309.2	$278.6	$219.9	$191.2	$150.8	$147.0	$121.0	$111.9	$91.8	$62.3	$16.9	$5.2
Operating Expenses
Waste Mining	(US$M)	—	$(78.8)	$(27.7)	$(36.6)	$(26.8)	$(23.7)	$(19.8)	$(17.3)	$(16.5)	$(19.8)	$(24.7)	$(24.7)	$(21.4)	$(12.4)	—	—
Ore Mining	(US$M)	—	$(20.4)	$(21.4)	$(26.4)	$(28.0)	$(33.3)	$(39.0)	$(38.7)	$(35.3)	$(35.3)	$(27.8)	$(27.7)	$(28.0)	$(16.2)	—	—
Processing/Leaching/Trucking/ rehandle	(US$M)	—	$(21.6)	$(24.0)	$(28.7)	$(29.5)	$(33.8)	$(39.0)	$(35.8)	$(29.2)	$(29.2)	$(27.4)	$(27.0)	$(23.2)	$(17.8)	$(10.1)	$(4.5)
G&A	(US$M)	—	$(4.5)	$(4.8)	$(5.1)	$(4.9)	$(4.8)	$(4.7)	$(4.7)	$(4.6)	$(4.6)	$(4.6)	$(4.6)	$(4.5)	$(3.8)	$(2.9)	$(1.5)
Mine Equipment Finance Charges	(US$M)	—	$(3.8)	$(3.2)	$(2.5)	$(1.8)	$(1.1)	$(0.4)	$(0.1)	$(0.0)	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Depreciation	(US$M)	—	$(10.6)	$(22.5)	$(34.5)	$(34.4)	$(43.8)	$(35.0)	$(30.1)	$(23.6)	$(30.1)	$(23.8)	$(21.1)	$(16.6)	$(10.3)	$(2.6)	$(0.7)
Credit Stockpile Mining Cost	(US$M)	—	$1.4	—	$(0.5)	—	—	$(1.0)	—	—	—	—	—	—	—	—	—
Environmental & Reclamation	(US$M)	—	—	—	—	—	—	—	—	$(0.3)	$(0.3)	$(1.9)	$(5.6)	$(6.4)	$(5.5)	$(3.7)	$(1.3)
EBT	(US$M)	—	$(15.4)	$147.8	$190.5	$183.8	$138.0	$81.1	$64.4	$41.3	$27.6	$10.8	$1.3	$(8.4)	$(3.8)	$(2.3)	$(2.8)
Nevada NPT	(US$M)	—	—	$(7.9)	$(10.6)	$(10.5)	$(8.5)	$(5.2)	$(4.0)	$(2.5)	$(2.1)	$(1.1)	$(0.6)	—	—	—	—
Federal Income Tax	(US$M)	—	—	$(4.3)	$(30.5)	$(29.9)	$(22.7)	$(12.5)	$(9.5)	$(5.7)	$(4.9)	$(2.7)	$(1.5)	—	—	—	—
Depreciation	(US$M)	—	$10.6	$22.5	$34.5	$34.4	$43.8	$35.0	$30.1	$23.6	$30.1	$23.8	$21.1	$16.6	$10.3	$2.6	$0.7
Capital Expenses & Working Capital	(US$M)	$(167.4)	$(4.4)	$(10.8)	$(30.2)	$(6.4)	$(64.5)	$(2.0)	$2.3	$2.0	$(26.4)	$2.2	$2.1	$1.7	$1.3	$0.3	$0.1
Net Cash Flow After Tax	(US$M)	$(167.4)	$(9.2)	$147.2	$153.6	$171.4	$86.1	$96.4	$83.3	$58.6	$24.4	$33.0	$22.3	$9.9	$7.8	$0.6	$(2.0)
NPV	(US$M)	$483

Mother Lode Financial Model Summary
	units	Y-1 2026	Y1 2027	Y2 2028	Y3 2029	Y4 2030	Y5 2031	Y6 2032	Y7 2033	Y8 2034	Y9 2035
Gold Ounces	(koz)	—	213.8	170.4	252.2	178.5	73.5	180.7	211.1	87.6	9.4
Silver Ounces	(koz)	—	11.1	200.2	27.4	102.8	55.7	35.1	82.9	121.5	1.7
Gold Price	(US$/oz)	—	$1,600	$1,600	$1,600	$1,600	$1,600	$1,600	$1,600	$1,600	$1,600
Silver Price	(US$/oz)	—	$21.00	$21.00	$21.00	$21.00	$21.00	$21.00	$21.00	$21.00	$21.00
Gold Revenue	(US$M)	—	$342.0	$272.7	$403.5	$285.7	$117.6	$289.2	$337.7	$140.2	$15.1
Silver Revenue	(US$M)	—	$0.2	$4.2	$0.6	$2.2	$1.2	$0.7	$1.7	$2.6	$0.0
Total Revenue	(US$M)	—	$342.3	$276.9	$404.1	$287.8	$118.7	$289.9	$339.4	$142.7	$15.1
Less: Royalties	(US$M)	—	$(6.8)	$(5.5)	$(8.1)	$(5.8)	$(2.4)	$(5.8)	$(6.8)	$(2.9)	$(0.3)
Net Revenue	(US$M)	—	$335.4	$271.4	$396.0	$282.1	$116.4	$284.1	$332.6	$139.9	$14.8
Operating Expenses
Waste Mining	(US$M)	—	$(92.7)	$(50.3)	$(8.7)	$(91.2)	$(69.3)	$(25.3)	$(15.5)	—	—
Ore Mining	(US$M)	—	$(16.9)	$(9.0)	$(30.9)	$(1.8)	$(1.6)	$(15.9)	$(16.3)	—	—
Processing/Leaching/Trucking/rehandle	(US$M)	—	$(67.2)	$(83.7)	$(71.0)	$(78.2)	$(59.5)	$(69.3)	$(77.1)	$(79.8)	$(5.5)
G&A	(US$M)	—	$(5.2)	$(5.1)	$(5.3)	$(5.1)	$(4.8)	$(5.1)	$(5.2)	$(4.8)	$(4.2)
Mine Equipment Finance Charges	(US$M)	—	$(4.0)	$(3.2)	$(2.4)	$(1.7)	$(1.0)	$(0.2)	$0.0	$0.0	$0.0
Depreciation	(US$M)	—	$(72.7)	$(58.8)	$(87.9)	$(67.1)	$(28.9)	$(69.8)	$(74.2)	$(27.8)	$(2.6)
Credit Stockpile Mining Cost	(US$M)	—	—	—	—	—	—	—	—	—	—
Environmental & Reclamation	(US$M)	—	—	—	—	—	—	$(2.1)	$(2.8)	$(2.0)	$(4.8)
EBT	(US$M)	—	$76.8	$61.3	$189.9	$37.0	$(48.6)	$96.3	$141.6	$25.4	$(2.4)
Nevada NPT	(US$M)	—	$(4.0)	$(5.0)	$(13.0)	$(4.2)	—	$(7.3)	$(9.8)	$(1.5)	—
Federal Income Tax	(US$M)	—	—	$(0.0)	$(29.5)	$(5.4)	—	$(5.6)	$(21.2)	$(3.0)	—
Depreciation	(US$M)	—	$72.7	$58.8	$87.9	$67.1	$28.9	$69.8	$74.2	$27.8	$2.6
Capital Expenses & Working Capital	(US$M)	$(406.3)	$(22.7)	$(6.0)	$(3.1)	$(20.2)	$(9.6)	$3.1	$10.8	$3.3	$0.3
Net Cash Flow After Tax	(US$M)	$(406.3)	$122.7	$109.1	$232.1	$74.2	$(29.3)	$156.4	$195.4	$52.0	$0.6
NPV	(US$M)	$268
Fort Capital Partners then considered the impact of various discount rates and commodity prices on the NPV of the revised modelled scenarios to generate a range of values for both the North Bullfrog and Mother Lode projects.

Sum of the Parts Analysis
Building from the results of the NPV of North Bullfrog and Mother Lode, Fort Capital Partners then adjusted for the determined values of other assets (including Lynnda Strip and other exploration properties), the impact of pre-construction and development expenses and corporate G&A, as well as balance sheet adjustments to determine a Net Asset Value for Corvus as a whole as well as on a per share basis (“NAVPS”).
Sum of the Parts / NAV Analysis
			Selected Value Range
Component	Description and Rationale	Methodologies Considered	Low (US$M)	High (US$M)
North Bullfrog	NPV of free cash flow	• NPV 5% as of September 10, 2021 • Consensus LT Au and Ag prices • Construction start in 2023	$401	$564
Mother Lode	NPV of free cash flow	• NPV5% as of September 10, 2021 • Consensus LT Au and Ag prices • Construction start in 2026	$197	$340
Exploration Value (Lynnda Strip)	Early-stage exploration with no resource	• 250-500koz of AuEq resource • $50-$35/oz multiple	$13	$18
Other Values	Exploration properties other than Lynnda Strip	• Estimate	$5	$10
Corporate Expenses (after-tax)		• $4M in 2021 • $20M in 2022 • $3M/year in 2023+ • $100k/year 2021+ for leases • 5.0% discount rate	$(50)	$(50)
Gross Asset Value			$565	$881
Less: Debt			$(10)	$(10)
Add: Cash			$9	$9
Net Asset Value			$564	$880
Shares Outstanding (Treasury Stock Method)			138.1	138.7
NAVPS (US$/share)			$4.09	$6.35
NAVPS (C$/share)			$5.17	$8.02
Fort Capital Partners further considered the impact of commodity price changes on the Company NAV as a whole, whereby a US$100/oz led to a $1.10 change in the NAVPS. In addition, a 1-year delay in the projected start of construction resulted in a $0.41 decrease in NAVPS, and a 10% increase in capex would decrease NAVPS by $0.39.
While industry standard is to use a 5% discount rate to allow for comparison of cash flows from different projects (and is used in the Technical Reports), any single discount rate would not necessarily reflect the associated risks of bringing any specific project into commercial production. There is considerable risk associated with the permitting, development and construction of any mining project, and this is primarily the reason as to why most development companies trade at a substantial discount to their underlying project or corporate NAVs.
These discounts encapsulate multiple risk factors including (but not limited to):
•
Mine/project location (e.g. “mine friendly” jurisdictions versus politically less stable regions);

•
Stage of project and expected time to commercial production (resource, preliminary economic assessment, pre-feasibility, feasibility and construction);

•
Ease of permitting (impacting timing and cost estimates);

•
Type of ore body and associated mining and processing technologies, including relative capex intensity; and

•
Potential for additional exploration upside.

In considering the North Bullfrog project, Fort Capital Partners notes it is located in a stable jurisdiction, has a straightforward timeline to commercial production, well known permitting and processing techniques (standard heap leach operation for oxide ore), along with modest exploration upside (based on discussions with management), which would lead to the mid- to higher level of the range of NAV multiples (0.6x-0.7x).
While located in the same jurisdiction as North Bullfrog, the Mother Lode orebody is more complex (combination of oxide and sulfide ores), there is more difficult and expensive processing of the sulfide ores (including BiOx technology which has not been widely used in North America), there is a requirement for a layback agreement with Coeur Mining, Inc. to access a portion of the resource and there is more limited exploration upside due to land constraints (surrounded by Coeur Mining, Inc. claims). As a result, Fort Capital Partners has applied a lower range of multiples against the Mother Lode project, which is consistent with early-stage resource projects (0.35x-0.45x).
As a test to the reasonableness of the applied NAV multiples, Fort Capital Partners looked at the internal rates of returns generated by the projects and compared them against the weighted average cost of capital (“WACC”) as would be determined by more standard methodologies. To judge the appropriateness of the applied multiples, Fort Capital Partners utilized the same operating models used in the development of the DCF analysis, and then looked at the implied rate returns assuming a purchase price based on the selected NAV multiple ranges. This analysis generated an implied internal rate of return range of 9.7% to 11.7% for North Bullfrog and a range of 10.8% to 12.5% for Mother Lode. These ranges aligned well with the individual WACCs that were based on the cost of equity and after-tax cost of debt, weighted on the basis of an assumed optimal capital structure as applied to the separate projects. The assumed optimal capital structure was determined using a review of the current and historical capital structures of publicly-traded comparable companies and its assessment of the Company’s ability to service future debt with the construction of the projects.
DCF Summary
Fort Capital Partners prepared detailed financial models to determine the underlying NAV of the Company of US$564 million to US$880 million, as well as the NAVPS of $5.17 to $8.02. After application of the appropriate NAV multiple range for the Company as a whole, this generated an en bloc value of US$355 million to US$541 million, or $3.30 to $4.95 per Corvus Share.
Fort Capital Partners then compared this value range against the consensus NAV figures from the available range of equity research analysts, which when using the same NAV multiple range, generated values of US$296 million to US$448 million, or $2.76 to $4.15 per Corvus Share.
DCF Summary
		Implied Value Range
		Ent. Value (US$M)		Share Price (C$/sh.)
Scenario	Value	Low	High	Low	High
Base Case	C$6.60	$355	$541	$3.30	$4.95
Consensus(1)	C$5.53	$296	$448	$2.76	$4.15

(1)
Consensus NAVPS is comprised of estimates provided by the following equity research brokers: Canaccord Genuity Corp., Bank of Montreal, Roth Capital, H.C. Wainwright, and Industrial Alliance.

Fort Capital Partners also conducted a sensitivity analysis based on gold price, construction delay and capital expenditures. The DCF values were very sensitive to changes in gold price, with a $100/oz increase in gold price leading to a 20.9% increase in the DCF value.
Fully Financed NAV Approach Methodology
Fort Capital Partners also examined the potential present value of the Corvus Shares on a “standalone” basis, after making assumptions with respect to future equity and debt financing requirements in order to bring the North Bullfrog and Mother Lode projects into commercial production. As part of this analysis, assumptions were also made with regards to the future trading value of the Company, based on NAV multiples for similarly staged gold companies, as well as assumptions with regards to future debt financings for the determination of the dilutive impacts of future equity capital raises. Based on this analysis, and the assumption that both mines would be in production by 2028, Fort Capital Partners determined a future share value of $3.97 to $6.85, based on long term gold prices ranging from US$1,500 to US$1,700 per ounce. After discounting at an equity cost of capital of 10% (based on the previously generated WACC analysis), the resulting fully financed NAVPS was $2.75 to $4.75.
Comparable Company Analysis Methodology
As a secondary valuation measure, Fort Capital Partners considered comparable company trading analysis, based on both underlying price to NAV trading multiples (which also informed views for the NAV analysis) as well as asset-based measures including enterprise value to resource ounces. Given the early-stage nature of the projects, income based valuation metrics were not deemed appropriate.
Fort Capital Partners considered over 25 publicly traded gold developers that have their primary development assets in North America as being the most relevant set of comparable companies. Within this set, Fort Capital Partners also considered relative stage of the asset (PEA stage or prior, versus post PEA stage) as well as Nevada versus non-Nevada jurisdictions.
Comparable Companies Selected
Company	Market Cap.	Ent. Value	Location	Stage
	(US$M)	(US$M)	(State/Province)	(Study)
Osisko Mining	$774	$659	Quebec	PEA
Skeena Resources	$745	$702	British Columbia	PEA
Marathon Gold	$684	$600	Newfoundland	PFS
Artemis Gold	$637	$476	British Columbia	PFS
Sabina	$410	$375	Nunavut	Feas.
Ascot Resources	$353	$299	British Columbia	Feas.
Perpetua Resources	$320	$311	Idaho	PFS
Liberty Gold	$249	$242	Turkey	PEA
First Mining Gold	$191	$160	Ontario	PFS
Gold Standard	$167	$139	Nevada	PFS
International Tower Hill	$162	$152	Alaska	PFS
Integra Resources	$162	$148	Idaho	PEA
Freegold Ventures	$157	$134	Alaska	PEA
Moneta Porcupine Mines	$146	$129	Ontario	PEA
Troilus Gold	$130	$123	Quebec	PEA
O3 Mining	$117	$67	Québec	PEA
Anaconda Mining	$106	$96	Nova Scotia	PEA
Falco Resources	$86	$103	Quebec	Feas.
Treasury Metals	$85	$77	Ontario	PEA
Gold Mountain Mining	$84	$83	British Columbia	Feas.
Augusta Gold	$82	$59	Nevada	Resource
Candelaria Mining	$60	$61	Mexico	Feas.
Almaden Minerals	$55	$48	Mexico	Feas.
West Vault Mining	$53	$47	Nevada	PFS
Gold Springs Resource	$42	$38	Nevada	PEA
Paramount Gold Nevada	$33	$32	Nevada	PEA
Allegiant Gold	$29	$28	Nevada	Scoping

Based on comparable gold development companies with primary assets in North America, the range of P/NAV multiples (using consensus NAV figures) was 0.19x to 0.89x, with an average of 0.40x overall, an average of 0.37x for Nevada developers and an average of 0.38x for earlier stage projects (PEA or resource stage). On the date before the Loan Agreement was announced (the “Unaffected Date”), Corvus was trading at a multiple of 0.47x.
Summary of Comparable Company Trading Multiples
Comparable Gold Development Companies
	Low	High	Avg.
Full Comparable Set
P / NAV	0.19x	0.89x	0.40x
EV / Resources (M&I)(1)	$7	$352	$74
EV / Resources (Total Resource)(2)	$5	$126	$46
Nevada Only Subset
P / NAV	0.36x	0.38x	0.37x
EV / Resources (M&I)(1)	$7	$87	$49
EV / Resources (Total Resource)(2)	$5	$56	$37
PEA Stage or Prior Subset
P / NAV	0.20x	0.63x	0.38x
EV / Resources (M&I)(1)	$7	$352	$76
EV / Resources (Total Resource)(2)	$5	$121	$44

(1)
Measured and Indicated Resources based on the relevant publicly available technical reports prepared in accordance with the disclosure standards of NI 43- 101 as published by the respective companies.

(2)
Based on Measured, Indicated and Inferred Resources as disclosed in the relevant publicly available technical reports prepared in accordance with the disclosure standards of NI 43-101 as published by the respective companies.

Considering an asset-based approach, looking at enterprise value to Measured and Indicated resources gold equivalent ounces, the range of comparable gold companies was US$7 per oz to US$352 per oz, with a median of US$44 per ounce and an average of US$73 per ounce. For Nevada based developers, the median was US$47 per oz and average was US$49 per ounce. On an enterprise value to global resource gold equivalent ounce, the range was US$5 per oz to US$126 per oz, with a median of US$36 per ounce and an average of US$46 per ounce. For Nevada based developers the median was US$40 per oz and average was US$37 per ounce.
As the above trading ranges are representative of the values for individual shares or minority positions, a control premium of 25% was applied to the values to reflect the effective en bloc value of Corvus.
Precedent Transaction Methodology
The precedent transactions approach considers transactions multiples in the context of the publicly disclosed transactions for comparable companies or assets. Fort Capital Partners considered over 25 historical transactions over the past 10 years that had primary development assets in North America as being the most relevant set of precedents. Within this set, Fort Capital Partners also considered relative stage of the asset, based on PEA stage or prior, versus a post-PEA stage.
Fort Capital Partners reviewed acquisition price to NAV trading multiples at the time of the transaction, as well as asset-based measures including enterprise value to resource ounces as well as total acquisition cost per ounce, which considers the total cost of the underlying resource ounces, including the acquisition cost, the construction capex per ounce and the all-in sustaining cost per ounces, measured as a percentage of the then current gold price. Given the early-stage nature of the projects, income-based valuation metrics were not deemed appropriate.

Selected Precedents
Target	Stage	Acquiror	Ann. Date	Transaction Value
	(Study)			(US$M)
Battle North	PFS	Evolution Mining	Mar-14-2021	$259
GT Gold	Scoping	Newmont	Mar-10-2021	$348
QMX Gold	Resource	Eldorado Gold	Jan-20-2021	$99
Snowfield property	Resource	Seabridge Gold	Dec-04-2020	$120
Monarch Gold	Feas.	Yamana Gold	Nov-02-2020	$111
Peak Gold Project	PEA	Kinross Gold	Sep-30-2020	$134
Eastmain Resources	PEA	Auryn Resources	Jul-29-2020	$97
Blackwater project	Feas.	Artemis Gold	Jun-09-2020	$214
Barkerville Gold Mines	PEA	Osisko Gold Royalties	Sep-23-2019	$231
Northern Empire	Resource	Coeur Mining	Aug-02-2018	$78
Exploration Assets	PEA	Agnico Eagle	Dec-21-2017	$325
AuRico Metals	Feas.	Centerra Gold	Nov-07-2017	$215
Santa Gertrudis project	PEA	Agnico Eagle	Sep-05-2017	$80
Integra Gold	PEA	Eldorado Gold	May-14-2017	$422
Kaminak Gold	Feas	Goldcorp	May-12-2016	$369
Spring Valley & Ruby Hill	Resource	Waterton	Nov-12-2015	$135
Romarco Minerals	Feas.	OceanaGold	Jul-30-2015	$455
Newstrike Capital	PEA	Timmins Gold	Feb-17-2015	$107
Probe Mines	Resource	Goldcorp	Jan-19-2015	$411
Paramount Gold & Silver	PEA	Coeur Mining	Dec-17-2014	$154
Rainy River Resources	Feas.	New Gold	May-31-2013	$290
Cerro Resources	Feas.	Primero Mining	Dec-13-2012	$120
Queenston Mining	PEA	Osisko Mining	Nov-12-2012	$403
Prodigy Gold	PEA	Argonaut Gold	Oct-15-2012	$281
Trelawney Mining	Resource	IAMGOLD	Apr-27-2012	$514
Silver Quest Resources	Resource	New Gold	Oct-17-2011	$115
Grayd Resource	PEA	Agnico Eagle	Sep-19-2011	$261
Based on comparable precedent transactions for gold developers with primary assets in North America, the range of P/NAV multiples (using consensus NAV figures) was 0.27x to 1.46x, with an average of 0.79x overall and for earlier stage projects (PEA or resource stage). On the Unaffected Date, Corvus was trading at a multiple of 0.47x.

Summary of Precedent Transaction Multiples
Gold Development Precedent Transactions
	Low	High	Avg.
Full Precedent Set
P / NAV	0.27x	1.46x	0.79x
EV / Resources (M&I)(6)	$4	$597	$121
EV / Resources (Total Resource)(7)	$3	$206	$71
Total Acquisition Cost	34.5%	98.6%	65.5%
PEA Stage or Prior Subset
P / NAV	0.27x	1.46x	0.79x
EV / Resources (M&I)(6)	$4	$597	$136
EV / Resources (Total Resource)(7)	$3	$206	$73
Total Acquisition Cost	44.7%	97.6%	62.6%
On asset-based measures including enterprise value to Measured and Indicated resources gold equivalent ounces and enterprise value to global resource basis, the precedent transactions averaged US$121 per ounce and US$71 per ounce, respectively. Considering total acquisition cost, the total acquisition costs ranged from approximately 35% to 99%, with an average and a median of approximately 65%.
Valuation Conclusion
In arriving at its opinion as to the FMV of the Corvus Shares, Fort Capital Partners did not attribute any specific weight to a valuation methodology, but rather made qualitative judgments based upon its experience in rendering such opinions and on prevailing circumstances, including current market conditions, as to the significance and relevance of each valuation methodology and overall financial analysis. However, Fort Capital Partners was informed more by the results of the P/NAV and fully financed NAVPS results. Based on this analysis and judgement, Fort Capital Partners selected an en bloc enterprise value range of US$370 million to US$459 million.
Based on assumptions, limitations and qualifications contained herein, it is the opinion of Fort Capital Partners that, based upon the preceding analysis, assumptions, limitations and other relevant factors, the FMV range of the Corvus Shares not owned by the AGA Group is $3.40 to $4.20 per Corvus Share.

Summary of Value Conclusion
Metrics and Assumptions					Implied Value Range
Metric	Value	Selected Range		Takeout Premium	Ent. Value (US$M)		Share Price (C$/sh.)
		Low	High		Low	High	Low	High
Fully Financed NAVPS
Gold Price		$1,500/oz	$1,700/oz	n/a	$294	$519	$2.75	$4.75
Trading Comparables
P / NAV (Consensus)	C$5.53	0.40x	0.60x	25.0%	$296	$448	$2.76	$4.15
P / NAV (Base Case)	C$6.60	0.40x	0.60x	25.0%	$355	$541	$3.30	$4.95
EV / M&I Resource	3,814 koz AuEq	$55/oz AuEq	$75/oz AuEq	25.0%	$262	$358	$2.45	$3.32
EV / Total Resource	4,423 koz AuEq	$35/oz AuEq	$55/oz AuEq	25.0%	$194	$304	$1.85	$2.83
Precedent Transactions
P / NAV (Consensus)	C$5.53	0.50x	0.70x	n/a	$296	$418	$2.76	$3.87
P / NAV (Base Case)	C$6.60	0.50x	0.70x	n/a	$355	$505	$3.30	$4.62
EV / M&I Resource	3,814 koz AuEq	$80/oz AuEq	$100/oz AuEq	n/a	$305	$381	$2.84	$3.54
EV / Total Resource	4,423 koz AuEq	$50/oz AuEq	$70/oz AuEq	n/a	$221	$310	$2.10	$2.88
TAC % of Spot	$1,790/oz	60.0%	65.0%	n/a	$211	$465	$2.01	$4.26
Selected Range
Fair Market Value Range for Corvus Shares							$3.40	$4.20
Other information and fairness considerations
Fort Capital Partners’ assessment of the fairness of the Consideration to be paid by the Purchaser for the Corvus Shares pursuant to the Arrangement, from a financial point of view, was based upon several quantitative and qualitative factors including, but not limited to:
•
based upon and subject to the foregoing, Shareholders would receive Consideration of C$4.10 per Corvus Share pursuant to the Transaction which amount is within the FMV range of the Corvus Shares as of the Valuation Date as determined by Fort Capital Partners;

•
a comparison of the Consideration relative to the financial range of share prices from Corvus derived from using the DCF methodology and associated sensitivity analysis;

•
a comparison of the Consideration relative to the financial range of share prices for Corvus derived from comparable company analysis and precedent transactions analysis;

•
the fact that the Consideration represented a premium of approximately 59% to the closing price of the Corvus Shares on the TSX at the announced proposal date and approximately 63% based on Corvus’ 20-day TSX VWAP on the Unaffected Date;

•
the fact that Consideration represented a premium of approximately 26% to the closing price of the Corvus Shares on the TSX and approximately 21% based on Corvus’ 20-day TSX VWAP on the last trading day prior to the announcement of the non-binding offer from the Guarantor; and

•
other factors such as the Guarantor’s position, as a shareholder and debtholder and the surrounding claims ownership of both Coeur Mining, Inc. and the Guarantor.

Miscellaneous
Fort Capital Partners is an independent investment banking firm which provides financial advisory services to corporations, business owners, and investors. Members of Fort Capital Partners in British Columbia, Ontario and Alberta are professionals that have been financial advisors in a significant number of transactions involving public and private companies in North America and have experience in preparing fairness opinions and valuations. The opinions expressed herein are the opinions of Fort Capital Partners, and the form and content hereof have been approved for release by Fort Capital Partners.

Fort Capital Partners has considered the requirements of MI 61-101 regarding the independence and qualifications of a valuator and Fort Capital Partners is of the view that it is an “independent valuator” (as the term is described in MI 61-101) with respect to all Interested Parties, as later defined.
Neither Fort Capital Partners, nor any of its affiliates, is an insider, associate, or affiliate (as those terms are defined in the Securities Act (Ontario)) of Corvus, the Purchaser, the Guarantor, or any of their respective associates or affiliates (collectively, the “Interested Parties”). Fort Capital Partners is not acting as an advisor to Corvus or any Interested Party in connection with any matter, other than acting as advisor to the Special Committee.
Other than its engagement by the Special Committee on behalf of Corvus in connection with the Transaction, Fort Capital Partners has not been engaged to provide any financial advisory services nor has Fort Capital Partners participated in any financings involving the Interested Parties within the past two years.
The Engagement Agreement provides for the payment to Fort Capital Partners of a C$100,000 non-refundable retainer fee and payment of C$450,000 upon the delivery of the Fort Capital Valuation and Opinion to the Special Committee. None of the fees payable to Fort Capital Partners under the Engagement Agreement are contingent upon the conclusions reached by Fort Capital Partners in either the Fort Capital Valuation and Opinion, or upon the completion of the Transaction.
Fort Capital Partners does not have a financial interest in the completion of the Arrangement and the fees paid to Fort Capital Partners in connection with its engagement do not give Fort Capital Partners any financial incentive in respect of the conclusion reached in the Opinions or in the outcome of the Arrangement. There are no understandings, agreements or commitments between Fort Capital Partners and any of the Interested Parties with respect to any future business dealings.
Opinion of Financial Advisor to Corvus
In connection with the proposed Arrangement, the Corvus Board requested that BMO Capital Markets evaluate the fairness, from a financial point of view, of the Consideration to be received by holders of Corvus Shares (other than AGA, the Purchaser, the Guarantor and their respective affiliates) under the Arrangement. On September 12, 2021, at a meeting of the Corvus Board held to evaluate the proposed Arrangement, BMO Capital Markets rendered an oral opinion, confirmed by delivery of a written opinion dated September 12, 2021, to the Corvus Board to the effect that, as of such date and based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken described in its opinion, the Consideration to be received by holders of Corvus Shares (other than AGA, the Purchaser, the Guarantor and their respective affiliates) under the Arrangement was fair, from a financial point of view, to such holders.
The full text of BMO Capital Markets’ opinion, dated September 12, 2021, which describes the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken, is attached as Appendix H to this Circular and is incorporated herein by reference. The description of BMO Capital Markets’ opinion set forth below is qualified in its entirety by reference to the full text of BMO Capital Markets’ opinion.
BMO Capital Markets’ opinion was provided to the Corvus Board (in its capacity as such) for its benefit and use in evaluating the Consideration from a financial point of view. BMO Capital Markets’ opinion did not address the relative merits of the Arrangement as compared to any strategic alternatives or other transaction or business strategies that may be available to Corvus, nor did BMO Capital Markets express any opinion on the structure, terms or effect of any other aspect of the Arrangement or the other transactions contemplated by the Arrangement Agreement. BMO Capital Markets did not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable to or to be received by any officers, directors or employees of Corvus, or any class of such persons, in connection with the Arrangement relative to the Consideration or otherwise. Furthermore, BMO Capital Markets’ opinion does not constitute a recommendation as to how any securityholder or any other party should vote or act on any matter relating to the Arrangement and was not a recommendation to the Corvus Board to enter into the Arrangement Agreement or to proceed with the Arrangement or any other action the Corvus Board, any securityholder or any other party should take in connection with the Arrangement or otherwise.

BMO Capital Markets’ opinion was prepared in accordance with the Disclosure Standards for Formal Valuations and Fairness Opinion of the Investment Industry Regulatory Organization of Canada (IIROC) but IIROC was not involved in the preparation and review of such opinion.
BMO Capital Markets’ opinion did not constitute an independent formal valuation for the purposes of MI 61-101.
BMO Capital Markets’ opinion represented the opinion of BMO Capital Markets, the issuance of which was approved by a fairness opinion committee of BMO Capital Markets.
In connection with rendering its opinion, BMO Capital Markets reviewed and relied upon, or carried out, among other things, the following:
•
a draft, dated September 11, 2021, of the Arrangement Agreement;

•
certain publicly available information relating to the business, operations, financial condition and trading history of Corvus that BMO Capital Markets considered relevant;

•
certain internal financial, operating, corporate and other information prepared or provided by or on behalf of Corvus relating to the business, operations and financial condition of Corvus;

•
internal management forecasts, projections, estimates (including, without limitation, estimates of future resource or reserve additions) and budgets prepared or provided by or on behalf of the Company’s management;

•
certain preliminary economic assessments, dated November 21, 2020 (effective date of October 7, 2020), relating to Corvus’ North Bullfrog and Mother Lode projects, as publicly disclosed by Corvus;

•
discussions with the Company’s management relating to Corvus’ current business, plan, financial condition and prospects;

•
certain financial and stock market information for Corvus and selected publicly traded companies that BMO Capital Markets considered relevant;

•
certain financial terms, to the extent publicly available, of selected precedent transactions that BMO Capital Markets considered relevant;

•
historical commodity prices and the impact of various forward-looking commodity pricing assumptions on the business, prospects and financial forecasts of Corvus;

•
various reports published by equity research analysts that BMO Capital Markets considered relevant;

•
a letter of representation as to certain factual matters and the completeness and accuracy of certain information upon which BMO Capital Markets’ opinion was based, addressed to BMO Capital Markets and dated as of the date of its opinion, provided by senior officers of Corvus; and

•
such other information, investigations, analyses and discussions as BMO Capital Markets considered necessary or appropriate in the circumstances.

BMO Capital Markets relied upon and assumed the completeness, accuracy and fair presentation of all financial and other information, data, advice, opinions, representations and other material obtained by it from public sources or provided to it by or on behalf of Corvus or otherwise obtained by BMO Capital Markets in connection with its engagement, collectively referred to as the “Information”. BMO Capital Markets’ opinion was conditional upon such completeness, accuracy and fair presentation. BMO Capital Markets was not requested to, and assumed no obligation to, independently verify the completeness, accuracy or fair presentation of any such Information. BMO Capital Markets was advised, and it assumed, without independent investigation, that forecasts, projections, estimates (including, without limitation, estimates of future resource or reserve additions) and budgets provided to BMO Capital Markets and used in its analyses were reasonably prepared on bases reflecting the best currently available assumptions, estimates and good faith judgments of the Company’s management, having regard to Corvus’ business, plans, financial condition and prospects. BMO Capital Markets expressed no opinion with respect to any such forecasts, projections, estimates or budgets or the assumptions on which they are based.

Senior officers of Corvus represented to BMO Capital Markets in a letter of representation delivered as of the date of BMO Capital Markets’ opinion, among other things, that: (i) the Information provided to BMO Capital Markets orally by, or in the presence of, an officer or employee of, Corvus, or in writing by Corvus or any of its subsidiaries (as defined in National Instrument 45-106 — Prospectus and Registration Exemptions) or any of its or their representatives in connection with BMO Capital Markets’ engagement was, at the date the Information was provided to BMO Capital Markets, and was, as of the date of BMO Capital Markets’ opinion, complete, true and correct in all material respects, and did not contain a misrepresentation (as defined in the Securities Act (Ontario)); and (ii) since the dates on which the Information was provided to BMO Capital Markets, except as disclosed to BMO Capital Markets, there had been no material change, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of Corvus or any of its subsidiaries, and no change had occurred in the Information or any part thereof which, to the best knowledge of Corvus, would have or could reasonably be expected to have a material effect on BMO Capital Markets’ opinion.
BMO Capital Markets also relied upon the assessments of, and information received from, the Company’s management as to, among other things, the exploration and development projects and activities of Corvus, including the likelihood and timing of such projects and activities, associated capital expenditures, production profile, operating and other costs and other financial aspects involved which, if different than as assumed, could have a material impact on BMO Capital Markets’ analyses or BMO Capital Markets’ opinion. BMO Capital Markets assumed that there would be no developments with respect to any such matters that would be material in any respect to its analyses or opinion.
BMO Capital Markets assumed that all material governmental, regulatory or other approvals and consents required in connection with the consummation of the Arrangement would be obtained and that in connection with obtaining any necessary governmental, regulatory or other approvals and consents, no restrictions, terms, or conditions would be imposed that would be material to BMO Capital Markets’ analysis. BMO Capital Markets assumed that the executed Arrangement Agreement would not differ in any material respect from the draft that it reviewed, and that the Arrangement would be consummated in accordance with the terms and conditions of the Arrangement Agreement without waiver of, or modification or amendment to, any term, condition or agreement that would be in any way material to BMO Capital Markets’ analyses, that the representations and warranties of each party contained in the Arrangement Agreement would be true and correct in all material respects, that each party would perform all of the covenants and agreements required to be performed by it under the Arrangement Agreement and that all conditions to the consummation of the Arrangement would be satisfied without waiver or modification.
BMO Capital Markets’ opinion was necessarily based on securities markets, economic, financial and general business and other conditions and circumstances prevailing, and as could be evaluated, as of the date of such opinion and the condition and prospects, financial and otherwise, of Corvus as reflected in the Information and as represented to BMO Capital Markets in discussions with the Company’s management and its representatives. In BMO Capital Markets’ analyses and in preparing its opinion, BMO Capital Markets made numerous judgments and assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond its control or that of any party involved in the Arrangement.
BMO Capital Markets’ opinion was provided to the Corvus Board (in its capacity as such) for its benefit and use in evaluating the Consideration from a financial point of view. BMO Capital Markets’ opinion does not constitute a recommendation as to how any security holder or any other party should vote or act on any matter relating to the Arrangement and was not a recommendation to the Corvus Board to enter into the Arrangement Agreement or to proceed with the Arrangement or any other action the Corvus Board, any security holder or any other party should take in connection with the Arrangement or otherwise.
BMO Capital Markets did not assume any obligation to conduct, and it did not conduct, any physical inspection of the properties or facilities of Corvus. BMO Capital Markets did not prepare and was not furnished with a formal valuation or appraisal of the assets or liabilities (contingent, derivative, off-balance sheet or otherwise) or securities of Corvus or any of its affiliates, and BMO Capital Markets’ opinion should not be construed as such. BMO Capital Markets did not evaluate the solvency or fair value of Corvus, the Purchaser, the Guarantor, AGA or any other entity under any state, federal or provincial laws relating to bankruptcy, insolvency or similar matters. BMO Capital Markets was not requested to make, and it did not make, an independent evaluation of, and BMO Capital Markets expressed no view or opinion as to, any pending or potential litigation, claims, governmental, regulatory or other proceedings or investigations or possible unasserted claims or other contingent liabilities affecting Corvus or any other entity and BMO Capital Markets assumed that any such matters would not be material to or otherwise impact its analysis or opinion. BMO Capital Markets was not engaged to review any legal, tax, accounting or regulatory aspects of the Arrangement and its opinion did not address any such matters. BMO Capital Markets relied upon, without independent verification, the assessments of Corvus and its legal advisors with respect to such matters. BMO Capital Markets’ opinion was not, and should not be construed as, advice as to the prices at which Corvus Shares or other securities of Corvus may trade or otherwise be transferable at any time. BMO Capital Markets’ opinion was limited to the fairness, from a financial point of view and as of the date of such opinion, of the Consideration (to the extent expressly specified in BMO Capital Markets’ opinion). BMO Capital Markets’ opinion did not address the relative merits of the Arrangement as compared to any strategic alternatives or other transaction or business strategies that may be available to Corvus, nor did BMO Capital Markets express any opinion on the structure, terms or effect of any other aspect of the Arrangement or the other transactions contemplated by the Arrangement Agreement. In addition, BMO Capital Markets did not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable to or to be received by any officers, directors or employees of Corvus, or any class of such persons, in connection with the Arrangement relative to the Consideration or otherwise.
BMO Capital Markets’ opinion was rendered as of September 12, 2021 and BMO Capital Markets disclaimed any undertaking or obligation to update, revise or reaffirm its opinion, or otherwise comment on or advise any person of any change in any fact or matter affecting its opinion which may come or be brought to the attention of BMO Capital Markets after the date of such opinion, including potential changes in trade, tax or other laws, regulations and government policies and the enforcement thereof as have been or may be proposed or effected, and the potential effects such changes may have on the Arrangement or the participants in the Arrangement or their respective businesses, assets, liabilities, financial condition, results of operations, cash flows or prospects. Without limiting the foregoing, if BMO Capital Markets learns that any of the information it relied upon in preparing its opinion was inaccurate, incomplete or misleading in any material respect, BMO Capital Markets reserves the right to change or withdraw its opinion.
In preparing its opinion, BMO Capital Markets performed a variety of financial and comparative analyses, including those described below. The summary of the analyses below is not a complete description of BMO Capital Markets’ opinion or the analyses underlying, and factors considered in connection with, BMO Capital Markets’ opinion, which involved various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. The preparation of a financial opinion is a complex process and is not necessarily amenable to partial analysis or summary. Any attempt to do so could lead to undue emphasis on any particular factor or analysis. BMO Capital Markets arrived at its ultimate opinion based on the results of all analyses and factors assessed as a whole, and it did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis. BMO Capital Markets believes that its analyses must be considered as a whole and that selecting portions of the analyses or the factors considered by it, without considering all factors and analyses together, could create an incomplete or misleading view of the process underlying BMO Capital Markets’ opinion.
In its analyses, BMO Capital Markets considered industry performance, general business, economic, market and financial conditions and other matters existing as of the date of its opinion, many of which are beyond the control of Corvus. No company, business or transaction reviewed is identical or directly comparable to Corvus or the Arrangement and an evaluation of these analyses is not entirely mathematical; rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading, acquisition or other values of the companies, businesses or transactions reviewed or the results from any particular analysis.
The estimates contained in BMO Capital Markets’ analyses and the ranges resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by such analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold or acquired. Accordingly, the estimates used in, and the results derived from, BMO Capital Markets’ analyses are inherently subject to substantial uncertainty.

BMO Capital Markets was not requested to, and it did not, recommend or determine the specific consideration payable in the Arrangement. The type and amount of consideration payable in the Arrangement were determined through negotiations between Corvus and the AGA Group and the decision to recommend and enter into the Arrangement Agreement was solely that of the Corvus Board. BMO Capital Markets’ opinion was only one of many factors considered by the Corvus Board in its evaluation of the Arrangement and should not be viewed as determinative of the views of the Corvus Board or the Company’s management with respect to the Arrangement or the Consideration.
The summary of the financial analyses described below under the heading “— September 12, 2021 Financial Presentation to the Corvus Board — Financial Analyses” is a summary of the material financial analyses prepared and reviewed with the Corvus Board in connection with BMO Capital Markets’ opinion, dated September 12, 2021. The summary set forth below does not purport to be a complete description of the financial analyses performed by, and underlying BMO Capital Markets’ opinion, nor does the order of the financial analyses described represent the relative importance or weight given to those financial analyses by BMO Capital Markets. Certain financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary as the tables alone do not constitute a complete description of the financial analyses. Considering the data in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the financial analyses, could create a misleading or incomplete view of such financial analyses. BMO Capital Markets does not assume responsibility if future results are different from those described, whether or not any such difference is material. Financial data for Corvus utilized in the financial analyses described below were based on, among other things, internal management forecasts and estimates (including, without limitation, estimates of future resource or reserve additions) prepared or provided by or on behalf of the Company’s management, referred to in this section as the Corvus forecasts, utilizing Street consensus commodity pricing. Non-gold resources were converted to gold equivalent resources, in the case of selected public companies, utilizing long-term Street consensus commodity prices and, in the case of selected precedent transactions, utilizing spot commodity prices on the trading day prior to announcement of the applicable transaction.
September 12, 2021 Financial Presentation to the Corvus Board
Financial Analyses
The financial presentation provided to the Corvus Board in connection with BMO Capital Markets’ opinion, dated September 12, 2021, to the Corvus Board, referred to as the September 12, 2021 financial presentation, included the following material financial analyses:
Net Asset Value Per Share.   BMO Capital Markets performed a net asset value analysis of Corvus based on the Corvus forecasts, public filings and other publicly available information. In performing its analysis, BMO Capital Markets calculated the net present value (as of May 31, 2021) of the cash flows that Corvus was projected to generate from its North Bullfrog and Mother Lode projects assuming an initial production year of 2024 and 2027, respectively, based on the Corvus forecasts and utilizing a discount rate of 5%. BMO Capital Markets also took into account, based on the Corvus forecasts, public filings and other publicly available information, as applicable, Corvus’ cash, proceeds from in-the-money options and debt and the net present value (as of May 31, 2021) of Corvus’ corporate general and administration expense utilizing a discount rate of 5%. This analysis indicated an approximate implied net asset value for Corvus of US$761 million and an approximate implied net asset value per share for Corvus of US$5.47.
BMO Capital Markets also observed five publicly available equity research analysts’ net asset value per share estimates for Corvus, which indicated overall low to high net asset value estimates for Corvus of US$400 million to US$971 million (with an overall median of US$558 million and a median, excluding a publicly available net asset value estimate by an equity research analyst that valued Corvus on a buyout basis, of US$499 million) and overall low to high net asset value per share estimates for Corvus of US$2.88 to US$6.98 (with an overall median of US$4.01, referred to as the median Street NAV per share estimate, and a median, excluding such publicly available equity research analyst net asset value per share estimate on a buyout basis, of US$3.59, referred to as the median Street NAV per share estimate excluding the equity research analyst buyout-based estimate).

Selected Public Companies Analysis.   BMO Capital Markets reviewed publicly available financial and stock market information of Corvus and the following 18 selected companies that BMO Capital Markets viewed as generally relevant as publicly traded gold development companies, collectively referred to as the selected companies:
• Artemis Gold Inc.	• Orezone Gold Corporation
• Ascot Resources Ltd.	• Orla Mining Ltd.
• Belo Sun Mining Corp.	• Osisko Mining Inc.
• Falco Resources Ltd.	• Perpetua Resources Corp.
• First Mining Gold Corp.	• Probe Metals Inc.
• Gold Standard Ventures Corp.	• Revival Gold Inc.
• Integra Resources Corp.	• Sabina Gold & Silver Corp.
• Liberty Gold Corp.	• Seabridge Gold Inc.
• Marathon Gold Corporation	• Treasury Metals Inc.
BMO Capital Markets reviewed, among other information, closing stock prices on September 10, 2021 as a multiple of publicly available equity research analysts’ net asset value per share estimates and enterprise values, calculated as implied equity values based on closing stock prices on September 10, 2021, plus total debt and preferred equity (as applicable) and less proceeds from in-the-money options, cash and cash equivalents, as a multiple of publicly reported total attributable gold equivalent resources. Financial data for the selected companies were based on publicly available equity research analysts’ estimates and public filings. Financial data for Corvus was based on the Corvus forecasts and public filings.
The overall low to high estimated net asset value per share multiples and resources multiples observed for the selected companies were 0.15x to 0.96x (with a median of 0.40x) and US$5/ounce gold equivalent to US$128/ounce gold equivalent (with a median of US$40/ounce gold equivalent), respectively. BMO Capital Markets then applied a selected range of estimated net asset value per share multiples derived from the selected companies of 0.40x to 0.60x to corresponding financial data for Corvus based on the Corvus forecasts, the median Street NAV per share estimate and the median Street NAV per share estimate excluding the equity research analyst buyout-based estimate and a selected range of estimated resources multiples derived from the selected companies of US$50/ounce gold equivalent to US$75/ounce gold equivalent to corresponding financial data for Corvus based on Corvus public filings.
This analysis indicated the following approximate implied per share equity value reference ranges for Corvus based on estimated net asset values per share and total attributable gold equivalent resources, as compared to the Consideration:
Implied Equity Value Per Share Reference Ranges Based on:				Consideration
Net Asset Value (Corvus Forecasts)	Net Asset Value (Median Street NAV Per Share Estimates)	Net Asset Value (Median Street NAV Per Share Estimates Excluding Equity Research Analyst Buyout-Based Estimate)	Resources (Corvus Public Filings)
C$2.76 – C$4.14	C$2.02 – C$3.04	C$1.81 – C$2.72	C$2.18 – C$3.19	C$	4.10

Selected Precedent Transactions Analysis.   Using publicly available information, BMO Capital Markets reviewed financial data relating to the following 36 selected transactions that BMO Capital Markets viewed as generally relevant as transactions announced during the five-year period prior to the date of BMO Capital Markets’ opinion with transaction values in excess of US$50 million and involving gold development target companies or assets, collectively referred to as the selected transactions:
Acquiror	Target
• Agnico Eagle Mines Limited	• Canadian exploration assets of Canadian Malartic Corporation
• Agnico Eagle Mines Limited	• GoGold Resources Inc.’s interest in Santa Gertrudis gold project
• Allied Gold Corp	• IAMGOLD Corporation’s and AngloGold Ashanti Limited’s interests in Société d’Exploitation des Mines d’Or de Sadiola S.A.
• Americas Silver Corporation	• Pershing Gold Corporation
• Artemis Gold Inc.	• New Gold Inc.’s Blackwater gold project
• Barsele Minerals Corp.	• Portion of Agnico Eagle Mines Limited’s interest in Barsele Gold-VMS project
• Boroo Pte Ltd (Singapore)	• Barrick Gold Corporation’s interest in Lagunas Norte mine
• Centerra Gold Inc.	• AuRico Metals Inc.
• Coeur Mining, Inc.	• Northern Empire Resources Corp.
• Dacian Gold Limited	• NTM Gold Ltd
• Dundee Precious Metals Inc.	• INV Metals Inc.
• Eldorado Gold Corporation	• Integra Gold Corp.
• Eldorado Gold Corporation	• QMX Gold Corporation
• Endeavour Mining Corporation	• Avnel Gold Mining Limited
• Equinox Gold Corp.	• Portion of Orion Mine Finance Group’s interest in Greenstone project
• Evolution Mining Limited	• Battle North Gold Corporation
• G Mining Ventures Corp.	• Eldorado Gold Corporation’s Tocantinzinho project
• Gold Fields Limited	• Portion of Gold Road Resources Limited’s interest in Gruyere gold project
• Goldcorp Inc.	• Portion of Barrick Gold Corporation’s interest in Cerro Casale project
• Goldcorp Inc.	• Exeter Resource Corporation
• Goldcorp Inc.	• Portion of Kinross Gold Corporation’s interest in Cerro Casale project
• Gran Colombia Gold Corp.	• Gold X Mining Corp.
• Kinross Gold Corporation	• Portion of Royal Gold, Inc.’s and Contango ORE, Inc.’s interests in Peak gold project
• Newmont Corporation	• GT Gold Corp.
• Orion Mine Finance Group	• Dalradian Resources Inc.
• Orion Mine Finance Group	• Premier Gold Mines Limited’s interest in the Greenstone Gold Mines Partnership
• Osisko Gold Royalties Ltd	• Barkerville Gold Mines Ltd.
• Rio2 Limited	• Atacama Pacific Gold Corporation
• Sandstorm Gold Ltd.	• Mariana Resources Limited

Acquiror	Target
• Seabridge Gold	• Pretium Resources Inc.’s Snowfield property
• Shandong Gold Mining (Hong Kong) Co., Ltd.	• Cardinal Resources Limited
• Sumitomo Metal Mining Co., Ltd.	• Portion of IAMGOLD Corporation’s interest in Côté gold project
• Teranga Gold Corporation	• Barrick Gold Corporation’s and its joint venture partner’s interest in Massawa project
• Wallbridge Mining Company Limited	• Balmoral Resources Ltd.
• Yamana Gold Inc.	• Monarch Gold Corporation
• Zijin Mining Group Co., Ltd.	• Continental Gold Inc.
BMO Capital Markets reviewed, among other information and to the extent publicly available, transaction values of the selected transactions based on the consideration paid in the relevant transactions as a multiple of publicly available equity research analysts’ net asset value or net asset value per share estimates, as applicable, for the target companies or assets and enterprise values, calculated as the enterprise values implied for the target companies or assets based on the consideration paid in the relevant transactions, in the case of corporate transactions, taking into account total debt, preferred equity (as applicable), proceeds from in-the-money options, cash and cash equivalents, as a multiple of publicly reported total attributable gold equivalent resources. Financial data for the selected transactions were based on publicly available equity research analysts’ estimates and public filings. Financial data for Corvus was based on the Corvus forecasts and public filings.
The overall low to high estimated net asset value per share multiples and resources multiples observed for the selected transactions were 0.18x to 4.45x (with a median of 0.65x and 25th and 75th percentiles of 0.51x and 0.94x, respectively) and US$2/ounce gold equivalent to US$226/ounce gold equivalent (with a median of US$50/ounce gold equivalent and 25th and 75th percentiles of US$27/ounce gold equivalent and US$86/ounce gold equivalent, respectively). BMO Capital Markets then applied a selected range of estimated net asset value per share multiples derived from the selected transactions of 0.51x to 0.94x to corresponding financial data for Corvus based on the Corvus forecasts, the median Street NAV per share estimates and the median Street NAV per share estimates excluding the equity research analyst buyout-based estimate and a selected range of estimated resources multiples derived from the selected companies of US$27/ounce gold equivalent to US$86/ounce gold equivalent to corresponding financial data for Corvus based on Corvus public filings.
This analysis indicated the following approximate implied per share equity value reference ranges for Corvus based on estimated net asset values per share and total attributable gold equivalent resources, as compared to the Consideration:
Implied Value Per Share Reference Ranges Based on:				Consideration
Net Asset Value (Corvus Forecasts)	Net Asset Value (Median Street NAV Per Share Estimates)	Net Asset Value (Median Street NAV Per Share Estimates Excluding Equity Research Analyst Buyout-Based Estimate)	Resources (Corvus Public Filings)
C$3.49 – C$6.47	C$2.56 – C$4.74	C$2.29 – C$4.24	C$1.24 – C$3.61	C$	4.10
Other Information
BMO Capital Markets also observed certain additional information that was not considered part of its financial analyses with respect to its opinion but was noted for informational purposes, including the following:
•
the historical trading performance of Corvus Shares during the 52-week period ended September 10, 2021, which indicated low to high closing prices for Corvus Shares during such period of approximately C$2.17 to C$4.15 per share; and

•
undiscounted share price targets for Corvus Shares as reflected in four publicly available equity research analysts’ reports, which indicated a target share price range of C$4.00 to C$8.84 per share (with a median of C$4.53 per share).

July 20, 2021 Initial AGA Group Proposal Preliminary Discussion Materials and July 28, 2021 Revised AGA Group Proposal Preliminary Discussion Materials for the Corvus Board
In addition to the September 12, 2021 financial presentation to the Corvus Board summarized above, BMO Capital Markets also provided (i) preliminary discussion materials to the Corvus Board on July 20, 2021, referred to as the July 20, 2021 initial AGA Group proposal preliminary discussion materials, and (ii) preliminary discussion materials to the Corvus Board on July 28, 2021 (referred to as the July 28, 2021 revised AGA Group proposal preliminary discussion materials and, together with the July 20, 2021 initial AGA Group proposal preliminary discussion materials, collectively referred to as the AGA Group proposal preliminary discussion materials), primarily for purposes of reviewing certain financial considerations regarding the AGA Group’s July 13, 2021 and July 28, 2021 non-binding proposals to acquire outstanding Corvus Shares not owned by the AGA Group (such July 13, 2021 proposal referred to as the July 13, 2021 AGA Group proposal). The AGA Group proposal preliminary discussion materials were based on market data as of one trading day prior to the date of such materials unless an earlier date was specified and were based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to BMO Capital Markets and other publicly available information (including equity research analysts’ estimates) as of, the date of such materials. Accordingly, the results of the preliminary financial considerations and other information included in such materials may have differed from the September 12, 2021 financial presentation as a result of, among other things, changes in such financial, economic, monetary, market and other conditions and circumstances and information. BMO Capital Markets also continued to refine various aspects of such preliminary financial considerations and other information.
The AGA Group proposal preliminary discussion materials did not constitute an opinion of, or recommendation by, BMO Capital Markets with respect to a possible transaction or otherwise. These preliminary discussion materials primarily focused on the types of financial information summarized above for the September 12, 2021 financial presentation, utilizing, as applicable, procedures that were generally consistent with those contained in the September 12, 2021 financial presentation.
The July 20, 2021 initial AGA Group proposal preliminary discussion materials contained, among other things, the following preliminary financial analyses and other financial information:
•
a preliminary net asset value analysis of Corvus, which used the same methodology as described above under “— September 12, 2021 Financial Presentation to the Corvus Board — Financial Analyses — Net Asset Value Per Share” based on the Corvus forecasts, public filings and other publicly available information, which analysis indicated an approximate implied net asset value for Corvus of US$745 million and an approximate implied net asset value per share for Corvus of US$5.36;

•
publicly available net asset value per share estimates for Corvus published by the five equity research analysts referred to above under “— September 12, 2021 Financial Presentation to the Corvus Board — Financial Analyses — Net Asset Value Per Share,” which indicated overall low to high net asset value estimates for Corvus of US$405 million to US$971 million (with the same medians described above under “— September 12, 2021 Financial Presentation to the Corvus Board — Financial Analyses — Net Asset Value Per Share”) and overall low to high net asset value per share estimates for Corvus of US$2.91 to US$6.98 (with the same medians described above under “— September 12, 2021 Financial Presentation to the Corvus Board — Financial Analyses — Net Asset Value Per Share”);

•
preliminary estimated net asset value per share multiples observed for the selected companies, which indicated overall low to high net asset multiples of 0.13x to 0.79x (with a median of 0.46x); and

•
preliminary estimated net asset value per share multiples and resources multiples observed for the selected transactions announced prior to July 20, 2021 (excluding, in the case of net asset value per share multiples, the transaction involving Gran Columbia Gold Corp. and Gold X Mining Corp.), which indicated the same overall low to high estimated net asset value per share multiples and median described above under “— September 12, 2021 Financial Presentation to the Corvus Board — Financial Analyses — Selected Precedent Transactions Analysis” and the same overall low to high estimated resources multiples described above under “— September 12, 2021 Financial Presentation to the Corvus Board — Financial Analyses — Selected Precedent Transactions Analysis,” but with a median of US$51/ounce gold equivalent.

The July 20, 2021 initial AGA Group proposal preliminary discussion materials also contained, among other things, the following preliminary financial information based on the Corvus forecasts, publicly available equity research analysts’ estimates, public filings and other publicly available information: (i) undiscounted share price targets for Corvus Shares as reflected in four publicly available equity research analysts’ reports, which indicated a target share price range of C$4.00 to C$8.77 per share (with a median of C$4.00 per share); (ii) illustrative potential synergies, per the Company’s management, that could be available to the AGA Group from an acquisition of Corvus (assuming 100% of such illustrative potential synergies were allocable to Corvus) from (A) potential future ounces of gold located at Corvus’ Lynnda Strip deposit and (B) the ability of the AGA Group to mine certain resources contained at its Silicon deposit, which suggested illustrative potential values of up to approximately C$0.55 and C$1.10 per Corvus Share, respectively; and (iii) an illustrative hypothetical future price range for Corvus Shares during calendar years 2024 through 2027 of approximately C$4.29 per share (in calendar year 2024) to C$5.86 (in calendar year 2027) per share based on selected net asset value per share multiples, as applicable, of 0.59x and 0.72x, as compared to the C$4.00 per share consideration proposed in the July 13, 2021 AGA Group proposal, which illustrative hypothetical future price range was shown for illustrative purposes only and did not represent actual price ranges at which Corvus Shares may trade in the future.
The July 28, 2021 revised AGA Group proposal preliminary discussion materials contained, among other things, preliminary estimated net asset value per share multiples and resources multiples observed for the selected transactions referred to in the July 20, 2021 initial AGA Group proposal preliminary discussion materials, which indicated the same overall low to high estimated net asset value per share multiples and median described above with respect to the July 20, 2021 initial AGA Group proposal preliminary discussion materials.
Miscellaneous
Corvus has agreed to pay BMO Capital Markets for its financial advisory services in connection with the proposed Arrangement an aggregate fee of approximately C$5.5 million, of which a portion was payable upon delivery of BMO Capital Markets’ opinion and approximately C$5.25 million is payable contingent upon consummation of the Arrangement. In addition, Corvus has agreed to reimburse BMO Capital Markets for reasonable expenses, including reasonable fees and expenses of counsel, incurred in connection with BMO Capital Markets’ engagement and to indemnify BMO Capital Markets and certain related parties against certain potential liabilities, including liabilities under federal securities laws, that might arise out of BMO Capital Markets’ engagement.
As of the date of BMO Capital Markets’ opinion, neither BMO Capital Markets nor any of its affiliates was an insider, associate or affiliate (as those terms are defined in the Securities Act (Ontario) or the rules made thereunder) of Corvus, AGA or any of their respective associates or affiliates, collectively referred to as the “Interested Parties”.
BMO Capital Markets had not been engaged to provide any financial advisory services nor had it participated in any financings involving the Interested Parties within the two-year period prior to the date of BMO Capital Markets’ opinion, other than having (i) acted as financial advisor to Corvus and the Corvus Board pursuant to BMO Capital Markets’ engagement in connection with the Arrangement, (ii) acted as sole underwriter on a C$23 million equity financing for Corvus, (iii) provided certain foreign exchange risk management services to Corvus, (iv) acted as joint bookrunner on a US$700 million senior unsecured notes offering of AGA and/or certain of its affiliates, (v) acted as a counterparty for spot gold sales and providing certain foreign exchange risk management services to AGA and/or certain of its affiliates and (vi) acted as a bookrunner and mandated lead arranger for a US$1.0 billion syndicated bridge loan and a US$1.4 billion syndicated revolving credit facility of AGA and/or certain of its affiliates, for which services described in clauses (ii) and (iii) above BMO Capital Markets and its affiliates received during such two-year period aggregate fees of approximately C$1.3 million from Corvus and for which services described in clauses (iv) through (vi) above BMO Capital Markets and its affiliates received during such two-year period aggregate fees of approximately C$6.3 million from AGA and/or certain of its affiliates.
Other than as set forth above, as of the date of BMO Capital Markets’ opinion, there were no understandings, agreements or commitments between BMO Capital Markets and any of the Interested Parties with respect to future business dealings. BMO Capital Markets may, in the future, in the ordinary course of business, provide financial advisory, investment banking or other financial services to one or more of the Interested Parties from time to time.
BMO Capital Markets and certain of its affiliates act as traders and dealers, both as principal and agent, in major financial markets and, as such, may have had and may in the future have positions in the securities of one or more of the Interested Parties and, from time to time, may have executed or may execute transactions on behalf of one or more Interested Parties for which BMO Capital Markets or such affiliates received or may receive compensation. As investment dealers, BMO Capital Markets and certain of its affiliates conduct research on securities and may, in the ordinary course of business, provide research reports and investment advice to clients on investment matters, including with respect to one or more of the Interested Parties or the Arrangement. In addition, Bank of Montreal, referred to as BMO, of which BMO Capital Markets is a wholly owned subsidiary, or one or more affiliates of BMO, may provide banking or other financial services to one or more of the Interested Parties in the ordinary course of business.
Corvus selected BMO Capital Markets to act as its financial advisor in connection with the proposed Arrangement based on BMO Capital Markets’ reputation, experience and familiarity with Corvus and its businesses. BMO Capital Markets is one of North America’s largest investment banking firms, with operations in all facets of corporate and government finance, mergers and acquisitions, equity and fixed income sales and trading, investment research and investment management. BMO Capital Markets has been a financial advisor in a significant number of transactions throughout North America involving public and private companies in various industry sectors and has extensive experience in preparing fairness opinions.
AGA Group Members’ Purposes and Reasons for the Arrangement
Under the SEC rules governing “going private” transactions, the AGA Group is required to express its purposes and reasons for the Arrangement to Corvus’ “unaffiliated security holders” as defined under Rule 13e-3 of the Exchange Act. The AGA Group is making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The views of the AGA Group should not be construed as a recommendation to any Securityholder as to how that Securityholder should vote on the proposal to adopt the Arrangement Agreement and approve the Arrangement.
For the AGA Group, a primary purpose for the Arrangement is to permit the AGA Group to acquire all Corvus Shares not owned by them so that Corvus can be operated as a privately held company as part of the AGA Group. The AGA Group believes that, as a private company within the AGA Group, the following benefits to the AGA Group will arise:
•
Adding Corvus to the AGA Group further consolidates the Beatty District (in addition to the AGA Group’s own projects in the district), one of the largest new gold districts discovered in Nevada and a premier mining jurisdiction globally;

•
It also establishes a relatively low-cost and low-risk production base from North Bullfrog in the near-term that will then enhance the development of the AGA Group’s and Corvus’ assets to build a meaningful production base from the broader Beatty District in the medium and longer term. North Bullfrog is a well advanced project with a Feasibility Study and permitting targeted for completion in 2023 and first gold production potentially in the next three to four years; the mine will provide an initial production area that will support the development and funding of the other Beatty District projects;

•
The combination of the Corvus deposits (North Bullfrog, Lynnda Strip, and Mother Lode) with those of the AGA Group (Silicon, Merlin, Transvaal and Rhyolite) provides the opportunity to integrate infrastructure and processing facilities, that includes utilizing a shared heap leach facility for the Silicon, Merlin (including Lynnda Strip) and oxide portion of Mother Lode deposits, staged capital development with a reduced initial capital outlay, and increased scale to create synergies and realize the maximum potential from these assets. Additionally, the combination of the sulphide potential of the AGA Group’s Silicon and Corvus’ Mother Lode deposits presents an opportunity to unlock future value via the synergies of a combined operation;

•
The addition of the Corvus deposits increases the AGA Group’s Mineral Resources. Study work will be initiated at North Bullfrog with the expectation to add it to the reserves of the AGA Group by the end of 2022. Upon closing of the Arrangement, the AGA Group will integrate the acquired Mineral Resources based on its own technical and economic parameters as used to determine its Mineral Resources;
•
The increased landholding across the Beatty District provides opportunities for further exploration and upside potential; and

•
Consolidation of the Beatty District will have several sustainability benefits, including the opportunity to optimize surface infrastructure requirements thus minimizing the overall operational and environmental footprint, in addition to other benefits through enhanced community and stakeholder engagement.

Accordingly, the AGA Group decided to undertake the Arrangement at this time for the reasons described above.
The AGA Group did not consider any other form of transaction because the AGA Group believed that structuring the transaction as an Arrangement was the most direct and effective way to acquire all of the outstanding Corvus Shares held by Shareholders other than the AGA Group.
Position of the AGA Group as to Fairness of the Arrangement
Under the SEC rules governing “going private” transactions, the AGA Group is required to express its beliefs as to the fairness of the Arrangement to the Company’s “unaffiliated security holders” as defined under Rule 13e-3 of the Exchange Act. The AGA Group is making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The views of the AGA Group should not be construed as a recommendation to any Securityholder as to how that Securityholder should vote on the proposal to adopt the Arrangement Agreement and approve the Arrangement.
The AGA Group did not participate in the deliberations of the Special Committee regarding, or receive advice from the Corvus Board’s or the Special Committee’s legal or financial advisors as to, the substantive and procedural fairness of the Arrangement to the unaffiliated Shareholders, nor did the AGA Group undertake any independent evaluation of the fairness of the Arrangement to the unaffiliated Shareholders, or engage a financial advisor for such purposes. The AGA Group believes, however, that the Arrangement is fair to the unaffiliated Shareholders based on the following factors, among others:
•
the Consideration of C$4.10 per share represents a premium of approximately 26% to the closing price of Corvus Shares on the TSX on July 12, 2021, the trading date prior to the announcement that AGA submitted a non-binding proposal to Corvus, and a premium of approximately 59% to the closing price of Corvus Shares on the TSX on May 5, 2021, the trading date prior to the announcement of the Loan Agreement and exclusivity;

•
the belief that the value to unaffiliated Shareholders of Corvus continuing as an independent public company would not be greater than the Consideration, given the potential risks and uncertainties associated with the near-term and long-term prospects of Corvus in light of the challenges of developing and funding the development of the Corvus business;

•
the Arrangement will provide immediate consideration to the Shareholders entirely in cash, thus eliminating any uncertainty in valuing the Consideration and allowing the Shareholders to immediately realize a definite value for all of their Corvus Shares, as a result of which the Shareholders will no longer be exposed to the various risks and uncertainties related to continued ownership of the Corvus Shares, and will have the ability to pursue other investment alternatives;

•
the Arrangement Agreement allows the Corvus Board or an independent committee of the Corvus Board (including the Special Committee) to terminate the Arrangement Agreement and withdraw or change its recommendation of the Arrangement Agreement in certain specified circumstances;

•
the Corvus Board established the Special Committee of independent directors, consisting solely of directors who are not and never were officers, employees or controlling Shareholders of the AGA Group and who are not and never were affiliated with the AGA Group, to evaluate the AGA Group proposal and negotiate with the AGA Group;

•
the Special Committee process appeared deliberative, taking approximately two months to determine whether the Arrangement was in the best interests of the unaffiliated Shareholders and to analyze, evaluate and negotiate the terms of the Arrangement;

•
the AGA Group and its affiliates did not participate in or have any influence on the deliberative process of, the negotiating positions of, or the conclusions reached by, the Special Committee;

•
the Special Committee evaluated the Arrangement in consultation with the Company’s management and its own independent legal and financial advisors and, after considering various factors, the Special Committee: (i) unanimously determined that the Arrangement Agreement and the transactions contemplated thereby, including the Arrangement, are fair to the Shareholders (other than the Guarantor or its affiliates), (ii) unanimously determined that the Arrangement is in the best interests of the Company and (iii) unanimously recommended that the Corvus Board approve the Arrangement Agreement and that the Securityholders vote in favor of the Arrangement Resolution;

•
after receiving the Special Committee’s unanimous recommendation, the Corvus Board evaluated the Arrangement in consultation with the Company’s management and legal and financial advisors, and, after considering various factors, the Corvus Board (i) unanimously determined that the Arrangement Agreement and the transactions contemplated thereby, including the Arrangement, are fair to the Shareholders (other than the Guarantor or its affiliates), (ii) unanimously determined that the Arrangement is in the best interests of the Company and (iii) unanimously recommended that the Securityholders vote in favor of the Arrangement Resolution;

•
the Special Committee received the Fort Capital Valuation and Opinion, dated September 12, 2021, from Fort Capital Partners, and the Corvus Board received the opinion, dated September 12, 2021, of BMO Capital Markets, as to the fairness, from a financial point of view and as of such date, of the Consideration to be received by holders of Corvus Shares (other than AGA, the Purchaser, the Guarantor and their respective affiliates) under the Arrangement, which opinions were based upon and subject to various assumptions made, procedures followed, matters considered and limitations on the review undertaken described in such opinions;

•
the Arrangement is conditioned upon the approval of (a) at least 66 2∕3% of (i) the votes cast by Shareholders, including votes attached to Corvus Shares held by the AGA Group, present in person or represented by proxy at the Special Meeting and entitled to vote thereon, and (ii) the votes cast by Securityholders, including votes attached to Corvus Shares held by the AGA Group, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon, and (b) a simple majority of the votes cast by the Shareholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon, excluding votes attached to Corvus Shares held by the AGA Group and any other person as required to be excluded under section 8.1(2) of MI 61-101; and

•
Shareholders who do not vote in favor of the Arrangement Agreement and who comply with certain procedural requirements will be entitled, upon completion of the Arrangement, to exercise statutory Dissent Rights under the BCBCA.

In the course of reaching their determination as to the fairness of the Arrangement to unaffiliated Shareholders, the AGA Group also considered a variety of risks and other countervailing factors related to the Arrangement Agreement and Arrangement, including the following:
•
the Company’s unaffiliated Shareholders will have no ongoing equity participation in Corvus following the Arrangement and thus, will cease to participate in Corvus’ growth, if any, and will not benefit from future increases, if any, in the value of the Corvus Shares;

•
the risk that the Arrangement might not be completed in a timely manner or at all;

•
the risk, if the Arrangement is not consummated, that the pendency of the Arrangement could affect adversely the relationship of Corvus with its respective customers, employers, suppliers, agents and others with whom it has business dealings;

•
Under the Arrangement Agreement, Corvus will be prohibited from soliciting, assisting, initiating, encouraging or otherwise facilitating any inquiry, proposal or offer that could reasonably be expected to constitute or lead to an Acquisition Proposal, among other things;

•
Corvus has incurred and will continue to incur significant transaction costs and expenses in connection with the potential transaction, regardless of whether the Arrangement is consummated; and

•
the Arrangement will result in a taxable transaction for Securityholders.

In making their determination as to the substantive fairness of the Arrangement to the unaffiliated Shareholders, the AGA Group did not consider the prices paid by Corvus or the AGA Group for past purchases of the Corvus Shares since such purchases were made at then-current trading prices of the Corvus Shares and do not reflect the present market value.
In making their determination as to the substantive fairness of the Arrangement to the unaffiliated Shareholders, the AGA Group was not aware of any firm offers capable of acceptance during the prior two years by any person for (a) the merger or consolidation of Corvus with another company, (b) the sale or transfer of all or substantially all of the assets of Corvus or (c) a purchase of Corvus securities that would enable the holder to exercise control of Corvus.
The foregoing discussion of the information and factors considered and given weight by the AGA Group in connection with the fairness of the Arrangement is not intended to be exhaustive but includes the factors considered by the AGA Group. The AGA Group did not find it practicable to, and did not, quantify or otherwise assign relative weights to the individual factors considered in reaching their conclusions as to the fairness of the Arrangement. Rather, the determination was made after consideration of all of the foregoing factors taken together as a whole.
Certain Effects of the Arrangement
Following the consummation of the Arrangement, the registration of the Corvus Shares under the Exchange Act will be terminated. Due to this termination, Corvus will no longer be required to file annual, quarterly and current reports with the SEC. Moreover, Corvus will no longer be subject to the requirement to furnish proxy statements in connection with meetings of shareholders pursuant to Section 14(a) of the Exchange Act and the related requirement under the Exchange Act to furnish an annual report to Shareholders. Similarly, Corvus will make an application to terminate its status as a reporting issuer under Canadian securities laws, and will cease to file reports with Canadian securities regulatory authorities.
The Corvus Shares are currently registered under the Exchange Act and are traded on the TSX and the Nasdaq Capital Market under the trading symbol “KOR”. As a result of the Arrangement, Corvus will be a privately held corporation and there will be no public market for its shares. After the Arrangement, the Company intends to have the Corvus Shares delisted from any stock exchange or quotation system, including the TSX and Nasdaq Capital Market. The Company has submitted an application to the TSX on September 23, 2021 requesting conditional approval to delist the Corvus Shares from the TSX following closing of the Arrangement. In addition, registration of the Corvus Shares under the Exchange Act is expected to be terminated following closing of the Arrangement.
Benefits of the Arrangement for Corvus’ Unaffiliated Shareholders
A primary benefit of the Arrangement to the Shareholders (other than the AGA Group), will be the right of such Shareholders to receive the Consideration of C$4.10 per Corvus Share, as described above, representing a premium of approximately 26% to the closing price of Corvus Shares on the TSX on July 12, 2021, the day prior to the announcement that AGA submitted a non-binding proposal to Corvus, and a premium of approximately 59% to the closing price of Corvus Shares on the TSX on May 5, 2021, the day prior to the announcement of the Loan Agreement and exclusivity. Additionally, such Shareholders will avoid the risk of any possible decrease in the future growth or value, and the risks related to Corvus’ business including risks associated with the development and funding of the Corvus business. Corvus has historically operated at a loss and has a negative net book value per share. As of August 31, 2021, Corvus had a negative net book value per Corvus Share of $(0.03) and negative net earnings per Corvus Shares of $(0.06).
Detriments of the Arrangement for Corvus’ Unaffiliated Shareholders
The primary detriments of the Arrangement to such Shareholders include the lack of interest of such Shareholders in the potential growth or value of Corvus. Additionally, the receipt of cash in exchange for

Corvus Shares pursuant to the Arrangement will generally be a taxable sale transaction for Shareholders who surrender Corvus Shares in the Arrangement.
Benefits of the Arrangement for Corvus Directors and Executive Officers
In connection with the Arrangement, certain members of the Company’s management will receive benefits and be subject to obligations that are different from, or in addition to, the benefits and obligations of the Shareholders generally, as described in more detail under “Special Factors — Interests of Corvus Directors and Executive Officers in the Arrangement” beginning on page 60. Those incremental benefits are expected to include, among others, certain executive officers receiving severance payments following the change of control resulting from the Arrangement.
Benefits of the Arrangement for the AGA Group
In connection with the Arrangement, the AGA Group will receive benefits and be subject to obligations that are different from, or in addition to, the benefits received by the Shareholders generally. The primary benefits of the Arrangement to the AGA Group include their interest in the potential future earnings and growth of the Corvus business which, if they successfully execute their business strategies, could be substantial.
Additionally, following the Arrangement, Corvus is expected to be a private company, and as such will be relieved of the burdens imposed on companies with publicly traded equity, including the requirements and restrictions on trading that the directors, officers and beneficial owners of more than 10% of the outstanding Corvus Shares face as a result of the provisions of Section 16 of the Exchange Act. It is estimated that Corvus will save approximately C$2.5 million per year as a result of no longer being a public company.
Detriments of the Arrangement for the AGA Group
The primary detriments of the Arrangement to the AGA Group include the fact that all of the risk of any possible decrease in the earnings, growth or value of Corvus following the Arrangement will be borne entirely and solely by the AGA Group. The AGA Group will assume all development risk and be required to solely fund the entire development of the Corvus business. The AGA Group will be solely liable for all of the operating costs of Corvus until such time, if any, as Corvus is generating revenue and becomes profitable, which is subject to material risks inherit in mining activities, including development and production delays and failures. Additionally, the investment by the AGA Group in Corvus will not be liquid, with no public trading market for such securities.
Certain Effects on the AGA Group’s Interest in Net Book Value and Net Earnings
If the Arrangement is completed, the unaffiliated Shareholders will have no interest in Corvus’ net book value or net earnings. The table below sets forth the direct and indirect interests in the net book value and net earnings of the AGA Group prior to and immediately after the Arrangement, based upon the net book value of Corvus at August 31, 2021, and the net income (loss) of Corvus for the three months ended August 31, 2021.
	Number of Shares Pre- Arrangement(1)	% Owned Pre- Arrangement(2)	% Owned Post- Arrangement(3)	Interest in Net Book Value(4)				Interest in Net Earnings (Loss)(5)
				Pre- Arrangement		Post- Arrangement		Pre- Arrangement		Post- Arrangement
AngloGold Ashanti (U.S.A.) Exploration	24,774,949	19.5%	100%	C$	(663,150)	C$	(3,400,770)	C$	(1,583,263)	C$	(8,119,297)

(1)
Reflects the number of Corvus Shares held by each of the filing persons prior to the consummation of the Arrangement.

(2)
Based on actual ownership as of 24,774,949 Corvus Shares and 127,003,470 Corvus Shares outstanding as of the date hereof.

(3)
Based on net book value of C$(3,400,770) as of August 31, 2021.

(4)
Based on net loss attributable to Corvus of C$(8,119,297) for the three months ended August 31, 2021.

Projected Financial Information
Each of Fort Capital Partners and BMO Capital Markets were provided with certain projections of the Company’s management regarding mining models for the North Bullfrog Property and the Mother Lode

Property for their respective use and reliance in connection with, in the case of Fort Capital Partners, the Fort Capital Valuation and Opinion as described under “Special Factors — Fort Capital Valuation and Opinion” and, in the case of BMO Capital Markets, BMO Capital Markets’ financial analysis and opinion described under “Special Factors — Opinion of Financial Advisor to Corvus”. These projections were derived by the Company’s management from the detailed economic assessments set forth in the technical reports for both the North Bullfrog Property and the Mother Lode Property prepared for Corvus in accordance with NI 43-101 which are publicly available on the Company’s website (the technical reports and the Company’s website are referenced for informational purposes only and are not incorporated herein by reference). These projections also included management’s estimated initial production years for the mines and the estimated annual corporate general and administrative costs projection of US$10 million over the life of the mines. The following sets forth the material projections provided to and relied upon by Fort Capital Partners and BMO Capital Markets in connection with their respective financial analyses and opinions:
			North Bullfrog	Mother Lode	North Bullfrog+ Mother Lode
General	Initial Production Year	(year)	2024	2027	2024
	Mine Life	(years)	15	9	15
Production	LOM Au Production(1)	(k oz Au)	1,467	1,377	2,844
	LOM Ag Production(1)	(k oz Ag)	3,204	638	3,842
	LOM Au Eq. Production(1)	(k oz Au Eq.)	1,511	1,386	2,897
	Annual Avg. Au Production(1)	(k oz Au)	98	153	190
	Annual Avg. Ag Production(1)	(k oz Ag)	214	71	256
	Annual Avg. Au Eq. Production(1)	(k oz Au Eq.)	101	154	193
Costs	Initial Capex	(US$mm)	$167	$406	$574
	Sustaining Capex	(US$mm)	$132	$44	$176
	LOM Avg. Co-Product AISC	(US$/oz Au Eq.)	$880	$801	$843

(1)
Before deduction for royalty ounces

North Bullfrog Annual Production Projections
Year	Over-burden Mined (M t)	Process Feed Mined (M t)(2)	Contained Au (k (Oz)	Payable Au(1) (k Oz)	Payable Ag(1) (k Oz)	Operating Cost (US $M)		Capital Cost (US $M)
-1	18.4	2.9	34.5	0	0		0	-$	167.4
1	23.7	11.2	123.3	73.6	244.5	-$	135.8	-$	4.4
2	16.8	11.6	190.5	148.2	676.7	-$	98.7		$20.5
3	22.2	15.1	253.4	194.6	632.6	-$	129.0	-$	30.2
4	16.3	15.8	244.9	187.3	455.4	-$	120.4	-$	12.1
5	14.4	18.7	216.7	169.6	342.3	-$	136.8	-$	69.6
6	12.0	22.5	155.5	133.9	270.0	-$	136.1	-$	6.0
7	10.5	22.9	158.4	117.1	176.8	-$	124.9	-$	1.2
8	10.0	21.4	130.8	93.3	74.2	-$	108.5	-$	0.8
9	12.0	21.4	130.8	91.2	51.9	-$	119.0	-$	29.1
10	15.0	18.1	88.3	74.4	94.7	-$	110.3		$0.0
11	15.0	18.0	87.0	68.7	97.9	-$	111.3		$0.0
12	13.0	17.0	76.5	56.7	49.0	-$	101.4		$0.0
13	7.5	9.8	44.2	38.5	29.0	-$	67.4		$0.7
14(3)	0	0	0	10.5	6.4	-$	19.7		$0.0
15(3)	0	0	0	3.2	2.0	-$	8.2		$0.0
LOM	206.8	226.6	1,934.7	1,460.8	3,203.5	-$	1,527.6	-$	299.7

(1)
Less royalty ounces

(2)
Excludes mill tails rehandle

(3)
Year 14-15 are predominantly heap leach draindown/reclamation

Mother Lode Annual Production Projections
Year	Over-burden Mined (M t)	Process Feed Mined (M t)(2)	Contained Au (k Oz)(2)	Payable Au(1) (k Oz)	Payable Ag(1) (k Oz)	Operating Cost (US $M)		Capital Cost (US $M)
-1	18.9	1.1	12.4	0	0		0	-$	406.3
1	32.3	10.2	305.7	209.5	10.9	-$	244.8	-$	22.7
2	30.5	5.5	129.6	167.0	196.2	-$	193.4		$30.7
3	5.3	18.7	476.8	247.2	26.9	-$	191.7	-$	12.4
4	55.4	1.1	6.5	175.0	100.7	-$	229.3	-$	26.8
5	42.1	0.9	6.6	72.0	54.6	-$	154.0	-$	12.4
6	15.3	9.7	224.6	177.1	34.4	-$	179.7	-$	3.5
7	9.4	9.9	273.1	206.8	81.2	-$	188.6		$3.0
8(3)				85.9	119.1	-$	113.5
9(3)				9.2	1.6	-$	17.0
LOM	209.2	57.1	1,435.2	1,349.7	625.7	-$	1,512.1	-$	450.5

(1)
Less royalty ounces, includes ounces from NBP sulfides

(2)
Excludes NBP sulfides

(3)
Year 8-9 are predominantly heap leach draindown/reclamation

The projections set forth above were prepared by Corvus and were based on estimates and assumptions by Corvus at the time of their preparation. Except to the extent required by applicable law, Corvus does not have any obligation to update the projections included in this Circular in order to reflect circumstances existing after the date when such projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying such projections are no longer appropriate, and Corvus has not done so or does not intend to do so. The inclusion of these projections should not be regarded as an indication that any of Corvus, the AGA Group, their respective advisors or any other recipient of this information considered, or now considers, them to be necessarily predictive of actual future results. There can be no assurance that the projected results will be realized or that actual results will not be significantly higher or lower than estimated. Since the projections cover multiple years, such information by its nature becomes less predictive with each successive year. The projections were not prepared or compiled and extrapolated, as applicable, with a view toward public disclosure. Furthermore, the projections do not take into account any circumstances or events occurring after the date on which they were prepared or compiled and extrapolated, as applicable. No assurances can be given that the estimates and assumptions made in preparing or extrapolating, as applicable, the projections will reflect actual future conditions. There can be no assurance that the underlying assumptions or projected results will be realized, and actual results likely will differ, and may differ materially, from those reflected in the projections, whether or not the Arrangement is completed.
For the reasons described above, readers of this Circular are cautioned not to place undue reliance on the projections set forth above. No representation is made by Corvus or the AGA Group or any other person to any Securityholder or any other person regarding the projections.
Interests of Corvus Directors and Executive Officers in the Arrangement
In considering the recommendation of the Special Committee and the Corvus Board that you vote to approve the Arrangement Resolution, you should be aware that the Corvus directors and executive officers have interests in the Arrangement that are different from, or in addition to, those of other Shareholders, generally. The members of the Special Committee were aware of and considered these interests, among other matters, in evaluating and negotiating the Arrangement Agreement and the Arrangement, and in making its recommendations to the Corvus Board, which was also aware of and took into account these interests, among other matters, when making its recommendation to the Shareholders that the Arrangement Resolution be approved. See “Special Factors — Background of the Arrangement” beginning on page 19, and “Special Factors — The Special Committee; Reasons for the Arrangement” beginning on page 24.
These interests are described below. Shareholders should take these interests into account in deciding whether to vote “FOR” the Arrangement Resolution.
Change of Control Payments
None of the Corvus executive officers (Mr. Pontius, Mr. Brechtel and Ms. Wu) are expected to continue in their current roles with Corvus following the completion of the Arrangement or to hold positions in the AGA Group.
The consummation of the Arrangement will constitute a “change of control” within the meaning of the change of control agreements (the “Change of Control Agreements”) between Corvus and each of the executive officers as discussed below.
Change of Control Agreements of Mr. Pontius and Mr. Brechtel
Corvus, together with its Subsidiary, Corvus Nevada, entered into a Change of Control Agreement with each of Messrs. Pontius and Brechtel. Mr. Brechtel’s Change of Control Agreement was subsequently amended with no material change on January 1, 2021 as a result of his transition from Chief Operating Officer to Chief Administrative Officer.
The terms of the Change of Control Agreements, entered into by Corvus Nevada, Corvus, and each of Mr. Pontius and Mr. Brechtel are as follows:
For the purpose of the Change of Control Agreement, the following definitions are used:
(a)
“Change of Control” means the occurrence of any of the following events:

(i)
the sale, exchange or other disposition of a majority of the outstanding Corvus Shares in a single transaction or a series of related transactions,

(ii)
Corvus is merged or consolidated in a transaction in which its Shareholders receive less than 50% of the outstanding voting shares of the new or continuing corporation,

(iii)
a majority of the incumbent directors who were previously nominated by management and elected as directors at the immediately preceding annual general meeting or who were appointed by the Corvus Board to fill a vacancy occurring since the immediately preceding annual general meeting are:

(A)
not nominated for re-election at any annual general meeting of the Shareholders,

(B)
after having been nominated by management for re-election as directors, not re-elected as directors at any annual general meeting of the Shareholders,

(C)
removed as directors of Corvus, or

(D)
as a result of an increase in the size of the Corvus Board and the appointment of new directors, no longer a majority of the Corvus Board, except as a result of the death, disability or normal retirement of any such directors in accordance with the normal retirement practices of Corvus,

(iv)
the acquisition by any person, or by any person and its affiliates, or by any person acting jointly or in concert with any of the foregoing persons or affiliates, and whether directly or indirectly, of voting securities of Corvus that, when added to all other voting securities at the time held by such person, its affiliates and any person acting in concert with any of the foregoing persons or affiliates, totals for the first time, not less than twenty percent (20%) of then outstanding voting securities of Corvus, or

(v)
the disposition, by whatever means, by Corvus, or any affiliate of Corvus, of a majority of the shares of Corvus Nevada or the occurrence of any other transaction whereby Corvus, or an affiliate of Corvus, ceases to hold a majority of the shares of Corvus Nevada;

(b)
“Constructive Dismissal” means the occurrence of any one or more of the following events:

(i)
a demotion of the employee to a position of lesser significance within Corvus Nevada or Corvus,

(ii)
a diminishment of the employee’s responsibilities at Corvus Nevada or Corvus in a matter of substance,

(iii)
a material reduction in the employee’s pay or benefits or both,

(iv)
the forced relocation of the employee of more than fifty (50) kilometres from the employee’s current principal place of work for Corvus Nevada,

(v)
changes in the employee’s organizational reporting relationship are implemented that result in the employee reporting to a position of lesser significance within Corvus Nevada or Corvus, or

(vi)
Corvus Nevada or Corvus materially breaches any of the provisions of the Change of Control Agreement;

(c)
“Effective Date of Termination” means:

(i)
in the case of the termination of the employee by Corvus Nevada, the date of the delivery by Corvus Nevada to the employee of a notice terminating his employment; and

(ii)
in the case of the occurrence of an event of Constructive Dismissal, the date of the delivery by the employee to Corvus Nevada of a notice stating that the employee takes the position that, due to the event of Constructive Dismissal, he has been terminated by Corvus Nevada;

(d)
“Good Cause” means any situation, event or happening which would constitute “cause” under the common law and includes, without limitation, the following:

(i)
any wilful failure by the employee in the performance of any of the employee’s duties pursuant to the employment agreement,

(ii)
the employee’s conviction of a criminal or summary conviction offence related to the employment of the employee by Corvus Nevada, or any act involving money or other property involving Corvus Nevada or any of its affiliates which would constitute a crime in the jurisdiction involved,

(iii)
any act of fraud, misappropriation, dishonesty, embezzlement or similar conduct against Corvus Nevada or any of its affiliates, a supplier or service provider to Corvus Nevada or any of its affiliates or a customer of Corvus Nevada or any of its affiliates,

(iv)
the use of illegal drugs or the habitual and disabling use of alcohol or drugs,

(v)
any material breach of any of the terms of either the employment agreement or the Change of Control Agreement by the employee which breach remains uncured after the expiration of thirty (30) days following the delivery of written notice of such breach to the employee by Corvus Nevada,

(vi)
any threatened or actual attempt by the employee to secure any personal profit in connection with the business of Corvus Nevada or any of its affiliates or any of their respective corporate opportunities, or the appropriation of a maturing business opportunity of Corvus Nevada or any of its affiliates,

(vii)
any act by the employee which is materially injurious to Corvus Nevada or any of its affiliates or any of their respective businesses,

(viii)
any material breach by the employee of any of the policies governing the affairs of Corvus and its affiliates and the conduct of its employees and those of its affiliates that may be implemented by the Corvus Board from time to time, and

(ix)
conduct by the employee amounting to insubordination or inattention to, or materially substandard performance of the duties and responsibilities of the employee under the employment agreement, which conduct remains uncured after the expiration of ten (10) days following the delivery of written notice of such failure or conduct to the employee by Corvus Nevada.

The term of the Change of Control Agreement commenced on November 1, 2012 (subsequently amended on January 1, 2021 for Mr. Brechtel). On each one-year anniversary thereafter, the term has and will continue to be automatically extended for one (1) additional year (provided that the employee is still then an employee of Corvus Nevada) unless, not later than four (4) months prior to such applicable anniversary date, either the employee or Corvus (through the Compensation Committee) gives written notice to the other party that it does not wish to extend the term. In such case, the Change of Control Agreement will terminate at the end of the term then in progress. However, if a Change of Control has occurred on or prior to the date that the Change of Control Agreement would otherwise terminate, and notwithstanding any prior notice from one party to the other party to the contrary, the term will automatically be deemed extended and shall continue until the earlier of the date that is two (2) years after the date on which the Change of Control occurs.
If, within a period of one (1) year following a Change of Control, either:
(a)
Corvus Nevada terminates the employee other than for Good Cause; or

(b)
there occurs any circumstance of Constructive Dismissal, about which the employee notifies Corvus Nevada and Corvus in writing within 90 days of the occurrence, which remains uncured by Corvus Nevada after thirty (30) days from the date of such notification, and which results in employee resigning from employment with Corvus Nevada;

then:
(c)
on or prior to the day which is 30 days after the Effective Date of Termination, Corvus Nevada is required to pay to the employee as liquidated damages, severance, compensation for loss of office, employment and benefits, and for termination of the Change of Control Agreement an amount equal to a multiplier (see below) times the sum of:

(i)
the annual base salary then payable to the employee,

(ii)
the aggregate amount of the bonus(es) (if any) paid to the employee within the calendar year immediately preceding the Effective Date of Termination (or, if the employee has not then been employed long enough to have been awarded any bonus, an amount equal to the targeted discretionary bonus stipulated in the employment agreement (if any)), but not including any “special” “one-time” or “extraordinary” bonuses designated as such by the Compensation Committee of the Corvus Board, plus

(iii)
an amount equal to the vacation pay which would otherwise be payable for the one (1) year period next following the Effective Date of Termination.

The multiplier applicable to the individual executive officers is shown below, along with the amount which will be payable to such executive officer upon completion of the Arrangement:
Named Executive Officer	Multiplier	Severance
Jeffrey Pontius, Chief Executive Officer	3.0	US$	1,659,000(1)
Carl Brechtel, Chief Administrative Officer	2.0	US$	269,728(1)

(1)
Based on fiscal year May 31, 2021 compensation information. These amounts do not include the costs of the up to one year’s employee benefits to which such employee would become entitled, estimated at approximately US$90,000.

In addition to the foregoing payment, if an executive officer becomes entitled to receive a severance payment under the Change of Control Agreement, until the earlier of one (1) year following the Effective Date of Termination and the end of the month in which the executive officer commences employment with another employer that provides reasonably equivalent benefits to its employees as those provided by Corvus Nevada to the executive officer (but subject to the executive officer’s insurability), the executive officer and the executive officer’s dependents will continue to be eligible for all employee life, medical, extended health and dental insurance and other benefits (other than disability insurance plans/benefits) under benefit plans and programs then in effect for executive and key management employees of Corvus Nevada and Corvus Nevada will provide the same or, at its option, will purchase substantially comparable benefits outside its existing plans and programmes or will reimburse the executive officer for payments made by the executive officer for COBRA benefits during such period.
If the severance payment or any of the other payments provided for in the Change of Control Agreement, together with any other payments which the executive officer has a right to receive from Corvus Nevada would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the U.S. Tax Code or such similar set of laws), the payments required to be made to the executive officer pursuant to the Change of Control Agreement will be reduced (reducing first the cash severance payment) to the largest amount as will result in no portion of such payments being subject to the applicable excise tax.
The obligation of Corvus Nevada to make any payments to or for the benefit of the executive officer under the Change of Control Agreement, and of Company to guarantee the obligations of Corvus Nevada under the Change of Control Agreement are subject to the prior or concurrent due and valid execution and delivery by the executive officer to Corvus Nevada of a prescribed form of general release, under which the executive officer releases both Corvus Nevada and Corvus from all claims including, but not limited to, those arising out of or related to the executive officer’s employment or termination of employment.
Change of Control Agreement of Ms. Wu
The terms of the consulting agreement, as amended October 12, 2017 and acknowledged by the parties on July 28, 2021, entered into by Corvus and Blue Pegasus Consulting Inc., a corporation through which Peggy Wu provides consulting services, are as follows:
For the purpose of the consulting agreement, as amended, the following definitions are used:
(a)
“Change of Control” means the consummation of any of the following transactions effecting a change in ownership or control of Corvus:

(i)
a merger, consolidation or reorganization, unless securities representing more than 50% of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly, and in substantially the same proportion, by the persons who beneficially owned Corvus’ outstanding voting securities immediately prior to such transaction; or
(ii)
any transfer, sale or other disposition of all or substantially all of Corvus’ assets; or

(iii)
the acquisition, directly or indirectly, by any person or related group of persons (other than Corvus or a person that directly or indirectly, controls, is controlled by, or is under common control with, Corvus) of beneficial ownership (within the meaning of applicable Canadian securities laws and/or Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than 50% of the total combined voting power of Corvus’ outstanding securities pursuant to a tender or exchange offer made directly to Corvus’ stockholders that the Corvus Board does not recommend such stockholders to accept.

In no event, however, shall a Change of Control be deemed to occur in connection with (i) a merger of Corvus, the sole purpose of which is to change the domicile of Corvus, or (ii) any public offering of common stock, the primary purpose of which is to raise capital.
(b)
“Cause” shall include, but not be limited to, any material breach of the consulting agreement or material misconduct or negligence in the performance of services.

If, within a period of six (6) months of a Change of Control, (A) Corvus terminates the agreement for any reason other than for Cause; or (B) the consultant terminates the agreement as a result of material breach of the consulting agreement by Corvus, then Corvus shall pay the consultant two (2) times the consultant’s annual base fees and payments.
The multiplier applicable to Ms. Wu is shown below, along with the amount which will be payable to such executive officer upon completion of the Arrangement:
Named Executive Officer	Multiplier	Severance
Peggy Wu, Chief Financial Officer	2.0	US$	288,415(1)

(1)
Converted from C$360,000 using the reported average exchange rate of one United States dollar to Canadian dollars as reported by the Bank of Canada on October 8, 2021 of US$1.00=CS$1.2482.

Stock Options
If the Arrangement is completed, each Corvus Option outstanding (whether vested or unvested) granted under the Stock Plan and outstanding immediately prior to the Effective Time will be deemed to be unconditionally vested and exercisable and will be eligible to receive cash from Corvus equal to the amount (if any) by which the Consideration exceeds the exercise price of such Corvus Option multiplied by the number of Corvus Shares issuable pursuant to such option, less applicable withholdings, and each such Corvus Option shall immediately be canceled and, for greater certainty, where such amount is a negative, none of the Guarantor, the Purchaser or the Company shall be obligated to pay the holder of such Corvus Option any amount in respect of such Corvus Option.
Corvus estimates the aggregate amount that would be payable to Corvus’ directors and officers as a result of the settlement of outstanding Corvus Options (whether vested or unvested) is approximately C$19,709,500, as further detailed in the table below.
Corvus Shares
Corvus estimates the aggregate amount that would be payable to Corvus’ directors and officers as a result of the outstanding Corvus Shares held is approximately C$30,385,527, as further detailed in the table below.

Outstanding Equity Held by Executive Officers and Directors
The following table sets forth, as of November 22, 2021 the number of Corvus Shares and the number of Corvus Options that are currently held by each of the current directors, executive officers and senior officers that are not also executive officers.
		Consideration to be Paid for Corvus Shares			Consideration to be Paid for Corvus Options
Name and Position	Corvus Shares			Corvus Options	Vested Corvus Options		Unvested Corvus Options		Total

Jeffrey Pontius Chief Executive Officer	3,847,466	C$	15,774,611	1,699,050 vested 1,250,950 unvested	C$	4,381,576	C$	1,849,925	C$	6,231,500
Peggy Wu Chief Financial Officer	371,200	C$	1,521,920	599,700 vested 500,300 unvested	C$	1,587,397	C$	717,603	C$	2,305,000
Carl Brechtel Chief Administrative Officer	366,100	C$	1,501,010	399,700 vested 250,300 unvested	C$	935,397	C$	455,103	C$	1,390,500
Marla Ritchie Corporate Secretary	10,000	C$	41,000	116,550 vested 133,450 unvested	C$	233,267	C$	219,734	C$	453,000
Steven Aaker Director	575,500	C$	2,359,550	416,425 vested 308,575 unvested	C$	1,058,014	C$	476,486	C$	1,534,500
Anton Drescher Director	1,115,838	C$	4,574,936	416,425 vested 308,575 unvested	C$	1,058,014	C$	476,486	C$	1,534,500
Rowland Perkins Director	135,000	C$	553,500	416,425 vested 308,575 unvested	C$	1,058,014	C$	476,486	C$	1,534,500
Edward Yarrow Director	250,000	C$	1,025,000	416,425 vested 308,575 unvested	C$	1,058,014	C$	476,486	C$	1,534,500
Ronald Largent Executive Chairman	175,000	C$	717,500	532,800 vested 642,200 unvested	C$	1,084,748	C$	1,009,753	C$	2,094,500
For additional information about beneficial ownership of Corvus Shares by directors and executive officers, see “Important Information about Corvus — Security Ownership” beginning on page 112.
Indemnification/Insurance
Corvus’ constating documents provide for indemnification of directors and officers against certain liabilities that may arise by reason of their status or service as directors or officers. In addition, pursuant to the Arrangement Agreement, the Corvus directors and officers will be entitled to certain ongoing indemnification from the surviving corporation and coverage under directors’ and officers’ liability insurance policies. The indemnification and insurance provisions in the Arrangement Agreement are further described in the section entitled “The Arrangement Agreement — Covenants — Covenants Relating to Insurance and Indemnification” on page 98.
Prior Relationships with the AGA Group
Mr. Pontius, Mr. Largent and Mr. Brechtel have prior employment relationships with the AGA Group. Mr. Pontius was employed in various positions within the AGA Group from 1999-2006, including most recently as North American Exploration Manager of AngloGold Ashanti USA Incorporated from 2004-2006. Mr. Largent was employed in various positions within the AGA Group from 1999-2017, including most recently as Chief Operating Officer of International Operations for AGA from 2012-2017. Mr. Brechtel was employed in various positions within the AGA Group from 1999-2010, including most recently as Project Manager at the La Colosa Project, in Colombia, with AngloGold Ashanti USA Incorporated.

THE ARRANGEMENT
The Arrangement Agreement was entered into on September 13, 2021 by and among Corvus, the Purchaser, and the Guarantor.
The Transaction involves the acquisition of all of the outstanding Corvus Shares by the Purchaser, subject to the terms and conditions of the Arrangement Agreement. The acquisition will be effected by way of a statutory arrangement under Division 5 of Part 9 of the BCBCA.
If the Arrangement is completed, each issued and outstanding Corvus Shares immediately prior to the Effective Time of the Arrangement (other than the Corvus Shares held by the AGA Group or held by Shareholders who are entitled to demand and have properly exercised Dissent Rights for such Corvus Shares in accordance with, and who comply in all respects with, the BCBCA), will be converted into the right to receive the Consideration.
Upon completion of the Arrangement, Corvus and the Purchaser will amalgamate and become a wholly owned subsidiary of the Guarantor, and the Corvus shares will no longer be publicly traded.
Parties to the Arrangement
Corvus Gold Inc.
For information about Corvus, see “Important Information About Corvus” beginning on page 106 and “Where You Can Find More Information” beginning on page 124.
AGA Group
For information about AGA, see “Important Information About AGA” beginning on page 116.
Corvus Shares
Each Corvus Share outstanding immediately prior to the Effective Time (including any Corvus Shares issued upon the due exercise of any Corvus Options prior to the Effective Time), other than Dissent Shares, held by any of the Shareholders who are not a part of the AGA Group shall be deemed assigned and transferred by the holder thereof to Purchaser (free and clear of all liens) in exchange for the Consideration per share, and such holder shall cease to have any rights as a holder of such Corvus Shares other than the right to be paid the Consideration per Corvus Share, the name of such holder shall be removed from the central securities register of Shareholders, and the Purchaser shall be deemed transferee of such Corvus Shares free and clear of all liens and entered in the central securities register of Shareholders maintained by or on behalf of Corvus.
Corvus Options
Each Corvus Option (whether vested or unvested) outstanding immediately prior to the Effective Time, notwithstanding the terms of the Stock Plan, will be deemed to be unconditionally vested and exercisable and will be eligible to receive cash from Corvus equal to the amount (if any) by which the Consideration exceeds the exercise price of such Corvus Option multiplied by the number of Corvus Shares issuable pursuant to such Option, less applicable withholdings, and each such Corvus Option shall immediately be canceled and, for greater certainty, where such amount is a negative, none of the Guarantor, the Purchaser or the Company shall be obligated to pay the holder of such Corvus Option any amount in respect of such Corvus Option.
The Stock Plan (and any previous amendments and restatements of such plan) and all Options thereunder, and any related agreements, shall be terminated and neither the AGA Group nor Corvus, nor any other person, shall have any liabilities or obligations with respect thereto, except for the payment of the Consideration described herein.
See “Special Factors — Interests of Corvus Directors and Executive Officers in the Arrangement — Outstanding Equity Held by Executive Officers and Directors” on page 65.

Dissent Shares
The Corvus Shares held by any Dissenting Shareholder shall be deemed to be transferred to the Purchaser (free and clear of any liens) without any further act or formality in consideration for the right to be paid the fair value of their Corvus Shares by the Purchaser in accordance with Article 3 of the Plan of Arrangement, and such Dissenting Shareholder shall cease to have any rights as holders of such Corvus Shares other than the right to be paid fair value for such Corvus Share, the names of such Dissenting Shareholder shall be removed from the central securities register of Shareholders, and the Purchaser shall be deemed the transferee of such Corvus Shares free and clear of all liens and entered in the central securities register of Shareholders maintained by or on behalf of Corvus. See “Dissent Rights” on page 119.
Completion of the Arrangement
Subject to the provisions of the Arrangement Agreement, the Arrangement will become effective at 12:01 a.m. Vancouver time on the Effective Date, being the date upon which all of the conditions to completion of the Arrangement as set out in the Arrangement Agreement have been satisfied or waived in accordance with the Arrangement Agreement, and all documents agreed to be delivered thereunder have been delivered to the satisfaction of the recipient, acting reasonably. Completion of the Arrangement is expected to occur on or about January 18, 2022; however, it is possible that completion may be delayed beyond this date if the conditions to completion of the Arrangement cannot be met on a timely basis, but in no event shall completion of the Arrangement occur later than the Outside Date, unless extended by mutual agreement of the parties or otherwise in accordance with the terms of the Arrangement Agreement.
Procedure for Exchange of Corvus Shares
Letter of Transmittal
A Letter of Transmittal (printed on PINK paper) has been mailed along with this Circular to each person who was a registered holder of Corvus Shares on the Record Date. Each registered Shareholder must forward a properly completed and signed Letter of Transmittal and any such additional documents and instruments as the Depositary may reasonably require, with accompanying Corvus Share certificate(s) or DRS Advice(s), as applicable, in order to receive the Consideration to which such Shareholder is entitled under the Arrangement. It is recommended that Shareholders complete, sign and return the Letter of Transmittal with accompanying Corvus Share certificate(s) or DRS Advice(s), as applicable, to the Depositary as soon as possible. All deposits of Corvus Shares made under a Letter of Transmittal are irrevocable. In the event the Arrangement is not consummated the Depositary will promptly return any Corvus Share certificates or DRS Advice(s), as applicable, that have been deposited. Any use of the mail to transmit a Corvus Share certificate or DRS Advice, as applicable, and a related Letter of Transmittal is at the risk of the Shareholder. If these documents are mailed, it is recommended that registered mail, properly insured, be used.
Whether or not Shareholders forward the Corvus Share certificate(s) or DRS Advice(s), as applicable, upon completion of the Arrangement on the Effective Date, Shareholders will cease to be Shareholders of Corvus and will only be entitled to receive the Consideration to which they are entitled under the Arrangement or, in the case of Dissenting Shareholders, the right to receive fair value for their Corvus Shares in accordance with the dissent procedures. See “Dissent Rights”.
The instructions for depositing such Corvus Share certificate(s) or DRS Advice(s), as applicable, with the Depositary are set out in the Letter of Transmittal. The Letter of Transmittal provides instructions with regard to lost Corvus Share certificates. The Letter of Transmittal is available on SEDAR at www.sedar.com and the SEC at www.sec.gov.
Registered Shareholders will not actually receive their Consideration until the Arrangement is completed and they have returned their properly completed documents, including the Letter of Transmittal and Corvus Share certificates or DRS Advice(s), as applicable, to the Depositary.
The exchange of Corvus Shares for the Consideration in respect of Non-Registered Holders is expected to be made with the Non-Registered Holder’s nominee (bank, trust company, securities broker or other nominee) account through the procedures in place for such purposes between CDS or DTC and such nominee. Non-Registered Holders should contact their intermediary if they have any questions regarding this process and to arrange for their nominee to complete the necessary steps to ensure that they receive payment for their shares as soon as possible following completion of the Arrangement.
Exchange Procedure
Prior to the Effective Time, the Guarantor will deliver or arrange to be delivered to the Depositary the cash representing the Consideration required to be paid to the Shareholders in accordance with the Plan of Arrangement, which cash will be held by the Depositary as agent and nominee for such former Shareholders for distribution to such former Shareholders in accordance with the provisions of the Plan of Arrangement.
Upon surrender to the Depositary for cancellation of a Corvus Share certificate or DRS Advice, as applicable, which immediately prior to the Effective Time represented Corvus Shares, together with a duly completed and executed Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require, the Shareholder represented by such surrendered Corvus Share certificate or DRS Advice, as applicable, will be entitled to receive in exchange therefor, and the Depositary will deliver to such Shareholder, a cheque representing the net cash payment which such Shareholder has the right to receive under the Arrangement and any Corvus Share certificate or DRS Advice, as applicable, so surrendered will be canceled.
Except as otherwise provided in the instructions to the Letter of Transmittal, the signature on the Letter of Transmittal must be guaranteed by an Eligible Institution. If a Letter of Transmittal is executed by a person other than the registered holder of the certificate(s) or DRS Advice(s), as applicable, deposited therewith, the certificate(s) or DRS Advice(s), as applicable, must be endorsed or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered holder, with the signature on the endorsement panel, or securities transfer power of attorney guaranteed by an Eligible Institution.
The method of delivery of certificates or DRS Advices, as applicable, representing Corvus Shares and all other required documents is at the option and risk of the person depositing the same. Corvus recommends that such documents be delivered by hand to the Depositary and a receipt obtained or, if mailed, that registered mail with return receipt requested be used and that appropriate insurance be obtained.
Any exchange or transfer of Corvus Shares pursuant to the Plan of Arrangement will be free and clear of any liens or other claims of third parties of any kind.
No holder of Corvus Shares or Corvus Options will be entitled to receive any Consideration or entitlement with respect to such Corvus Shares or Corvus Options, other than any Consideration or entitlement to which such holder is entitled to receive in accordance with the Plan of Arrangement and the other terms of the Plan of Arrangement and, for greater certainty, no such holder with be entitled to receive any interest, dividends, premium or other payment in connection therewith, other than any declared but unpaid dividends.
Mail Services Interruption
Notwithstanding the provisions of the Arrangement, this Circular and the Letter of Transmittal, cheques representing the Consideration for Corvus Shares deposited pursuant to the Arrangement and any certificate(s) or DRS Advice(s), as applicable, representing Corvus Shares to be returned will not be mailed if the Purchaser determines that delivery thereof by mail may be delayed. Persons entitled to certificates or DRS Advices, as applicable, and other relevant documents which are not mailed for the foregoing reason may take delivery thereof at the office of the Depositary at which the deposited certificate(s) or DRS Advice(s), as applicable, representing Corvus Shares in respect of which the Consideration is being issued were originally deposited upon application to the Depositary until such time as the Purchaser has determined that delivery by mail will no longer be delayed.
Entitlement to Cash Consideration
In any case where the aggregate cash Consideration payable to a particular Shareholder under the Arrangement would include a fraction of a cent, the cash Consideration payable will be rounded down to the next whole cent.

Return of Shares
If the Arrangement is not completed, any deposited Corvus Shares will be promptly returned to the depositing Shareholder at Corvus’ expense upon written notice to the Depositary from Corvus, by returning the deposited Corvus Shares (and any other relevant documents) by first class insured mail in the name of and to the address specified by the Shareholder in the Letter of Transmittal or, if such name and address is not so specified, in such name and to such address as shown on the register maintained by the transfer agent of Corvus.
Lost Certificates
In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Corvus Shares shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, the Consideration deliverable in accordance with such holder’s duly completed and executed Letter of Transmittal. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the person to whom such cash is to be delivered shall as a condition precedent to the delivery of such Consideration, give a bond satisfactory to the Purchaser and the Depositary (acting reasonably) in such sum as the Purchaser may direct, or otherwise indemnify the Guarantor, Purchaser, the Company and Amalco in a manner satisfactory to the Guarantor, Purchaser, Corvus and Amalco, acting reasonably, against any claim that may be made against the Guarantor, Purchaser, Corvus and Amalco with respect to the certificate alleged to have been lost, stolen or destroyed. This section does not apply to DRS Advices.
Withholding Rights
The Guarantor, the Purchaser, the Company, Amalco or the Depositary shall be entitled to deduct and withhold from any amount payable to any Securityholder, including Shareholders exercising Dissent Rights, pursuant to the Plan of Arrangement all dividends, other distributions or other amount otherwise payable to any Securityholders, such amounts as the Guarantor, the Purchaser, the Company, Amalco or the Depositary determines, are, or reasonably believe to be, required entitled or permitted to be deducted and withheld with respect to such payment under the Tax Act, the U.S. Tax Code or any provision of any applicable laws, in each case, as amended. To the extent that amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes hereof as having been paid to the person in respect of which such deduction or withholding was made, provided that such amounts are actually remitted to the appropriate taxing authority.
Limitation and Proscription
To the extent that a Shareholder shall not deposited their Corvus Share certificates or DRS Advices, as applicable, or complied with the lost certificates section of the Plan of Arrangement, as described above, on or before the date that is six (6) years after the Effective Date (the “final proscription date”), then the Consideration that such Shareholder was entitled to receive shall be automatically canceled without any repayment of capital in respect thereof and the Consideration to which such Shareholder was entitled, shall be delivered to Amalco by the Depositary and the interest of the Shareholder in such Consideration to which it was entitled shall be terminated as of such final proscription date, and the canceled certificates or DRS Advices, as applicable, shall cease to represent a right or claim of any kind or nature as of such final proscription date. Any payment made by way of cheque by the Depositary (or Amalco, if applicable) pursuant to the Plan of Arrangement that has not been deposited or has been returned to the Depositary (or Amalco) or that otherwise remains unclaimed, in each case, on or before the final proscription date, and any right or claim to payment hereunder that remains outstanding on the final prospection date shall cease to represent a right or claim of any kind or nature and the right of the holder to receive the Consideration for the Corvus Shares, Corvus Options shall terminate and be deemed to be surrendered and forfeited to Purchaser or the Company, as applicable, for no consideration. Accordingly, former Shareholders who deposit with the Depositary certificates or DRS Advices, as applicable, representing Corvus Shares after the sixth anniversary of the Effective Date will not receive the Consideration or any other consideration in exchange therefor and will not own any interest in Corvus and will not be paid any compensation.

Financing
Corvus and the Purchaser estimate that the total amount of funds required to complete the Arrangement and related transactions and pay related fees and expenses will be approximately C$472 million. The Purchaser expects this amount to be provided through cash on hand of the Guarantor. No alternative financing arrangements or alternative financing plans for the Arrangement and related transactions have been made by the Purchaser or the Guarantor.
Court Approval of the Arrangement
The Arrangement under the BCBCA requires approval of the Court.
Interim Order
On November 25, 2021, Corvus obtained the Interim Order providing for the calling and holding of the Special Meeting, the Dissent Rights and certain other procedural matters. The text of the Interim Order is set out in Appendix D to this Circular.
Final Order
Subject to the terms of the Arrangement Agreement, and approval of the Arrangement Resolution by Shareholders at the Special Meeting in the manner required by the Interim Order, Corvus intends to make an application to the Court for the Final Order.
The application for the Final Order approving the Arrangement is currently scheduled for January 11, 2022 at 9:45 a.m. Vancouver time, at the courthouse located at 800 Smithe Street, Vancouver, British Columbia, or at any other date and time as the Court may direct. Any Shareholder or any other interested party who wishes to appear or be represented and present evidence or arguments at the hearing of the application for the Final Order must file and serve a response to petition no later than 5:00 p.m. Vancouver time on January 7, 2022, along with any other documents required, all as set out in the Interim Order and the Notice of Petition, the text of which is set out in Appendix D and Appendix E, respectively to this Circular, and satisfy any other requirements of the Court. Such persons should consult with their legal advisors as to the necessary requirements. In the event that the hearing is adjourned, then, subject to further order of the Court, only those persons having previously filed and served a response to petition will be given notice of the adjournment.
The Court has broad discretion under the BCBCA when making orders with respect to the Arrangement. The Court will consider, among other things, the fairness and reasonableness of the Arrangement, both from a substantive and a procedural point of view. The Court may approve the Arrangement, either as proposed or as amended, on the terms presented or substantially on those terms. Depending upon the nature of any required amendments, Corvus and/or the Purchaser may determine not to proceed with the Arrangement. For further information regarding the Court hearing and your rights in connection with the Court hearing, see the form of the Notice of Petition attached at Appendix E to this Circular. The Notice of Petition constitutes notice of the Court hearing of the application for the Final Order and is your only notice of the Court hearing.
Regulatory Matters
Other than the Final Order and the SARB approval, Corvus is not aware of any material approval, consent or other action by any federal, provincial, state or foreign government or any administrative or regulatory agency that would be required to be obtained in order to complete the Arrangement. In the event that any such approvals or consents are determined to be required, such approvals or consents will be sought. Any such additional requirements could delay the Effective Date or prevent the completion of the Arrangement.
While there can be no assurance that any regulatory consents or approvals that are determined to be required will be obtained, Corvus currently anticipates that any such consents and approvals that are determined to be required will have been obtained or otherwise resolved by the Effective Date. Subject to receipt of the required approvals at the Special Meeting, receipt of the Final Order, approval under SARB, and the satisfaction or waiver of all other conditions specified in the Arrangement Agreement, the Effective Date is expected to be on or about January 18, 2022. On September 28, 2021, the SARB approval was obtained.
Canadian Securities Law Matters — Multilateral Instrument 61-101
As a reporting issuer (or its equivalent) in the provinces of British Columbia, Alberta and Ontario, the Company is subject to applicable securities laws of such provinces. The securities regulatory authorities in the Provinces of Ontario and Alberta have adopted MI 61-101, which regulates transactions that raise the potential for conflicts of interest.
MI 61-101 regulates certain types of transactions to ensure fair treatment of security holders when, in relation to a transaction, there are persons in a position that could cause them to have an actual or reasonably perceived conflict of interest or informational advantage over other security holders. If MI 61-101 applies to a proposed acquisition of a reporting issuer, then enhanced disclosure in documents sent to security holders, the approval of security holders excluding, among others, “interested parties” (as defined in MI 61-101), and a formal valuation of the equity securities being acquired, prepared by an independent and qualified valuator, are all mandated (subject to exemptions that do not apply to the Arrangement). In addition, in certain circumstances MI 61-101 requires an independent committee of the board of the directors of the reporting issuer to carry out specified responsibilities relating to transactions covered by the instrument. There are rigorous criteria for independence of both the valuator and the directors on the independent committee. The security holder protections provided by MI 61-101 go substantially beyond the requirements of corporate law.
The protections afforded by MI 61-101 apply to, among other transactions, “business combinations” (as defined in MI 61-101) which may terminate the interests of security holders without their consent in circumstances where, at the time the transaction is agreed to, a “related party” of the issuer (as defined in MI 61-101) (a) is a party to any “connected transaction” (as defined in MI 61-101) to the business combination; (b) would, as a consequence of the transaction, directly or indirectly acquire the issuer or the business of the issuer, either alone or in concert with others; or (c) is entitled to receive, directly or indirectly, as a consequence of the transaction (i) consideration per equity security that is not identical in amount and form to the entitlement of the general body of holders in Canada of securities of the same class, or (ii) a “collateral benefit” (as defined in MI 61-101).
By virtue of its beneficial ownership over securities carrying more than 10% of the voting rights in Corvus at the time the Arrangement Agreement was entered into, the AGA Group is considered to be a “related party” of Corvus. In addition, by virtue of their respective roles as directors and senior officers of Corvus, each director and senior officer of Corvus is considered to be a “related party” of Corvus.
Since the AGA Group is a related party that would, as a consequence of the Arrangement, acquire (directly or indirectly) Corvus, the Arrangement is a “business combination” within the meaning of MI 61-101.
Formal Valuation
Pursuant to MI 61-101, a formal valuation is required for the Arrangement because the Arrangement is a “business combination” in which “interested parties”, the AGA Group and its affiliated entities, directly or indirectly, will acquire Corvus as a consequence of the Arrangement. A summary of the Valuation prepared by Fort Capital Partners can be found under the heading “Special Factors — Fort Capital Valuation and Opinion,” and a copy of the Fort Capital Valuation and Opinion is attached as Appendix G to this Circular.
To the knowledge of Corvus, the directors of Corvus and the senior officers of Corvus, after reasonable inquiry, there have been no prior valuations (as defined in MI 61-101) prepared in respect of Corvus within the 24 months preceding the date of this Circular.
Majority of the Minority Approval
MI 61-101 requires that, in addition to any other required security holder approval, a business combination is subject to “minority approval” (as defined in MI 61-101) of every class of “affected securities” (as defined in MI 61-101) of the issuer, in each case voting separately as a class. As a result, the Arrangement Resolution will require the affirmative vote of a simple majority of the votes cast by all Shareholders present in person or by proxy at the Special Meeting other than (i) interested parties, (ii) any related party of an interested party, and (iii) any person that is a “joint actor” (as defined in MI 61-101) with any of the foregoing.
The Corvus Shares are affected securities in connection with the Arrangement.
Based on the above, the members of the AGA Group are interested parties, any related party of the members of the AGA Group, and any joint actor with the AGA Group will have their votes excluded from the minority approval vote required by MI 61-101.
Furthermore, certain senior officers and directors of the Company hold Corvus Shares and Corvus Options. If the Arrangement is completed, the Corvus Options will be deemed to be unconditionally vested and exercisable, and will be immediately canceled in exchange for a cash payment from Corvus equal to the amount by which the Consideration exceeds the exercise price of each such Corvus Option, subject to withholding taxes where applicable. In addition, pursuant to pre-existing arrangements, certain senior officers are also entitled to certain payments if such senior officers are terminated or resign following a constructive dismissal upon the completion of the Arrangement in connection with the terms of their respective employment agreements, consulting agreements or change of control agreements, as applicable. Mr. Jeffrey Pontius, Mr. Carl Brechtel and Ms. Peggy Wu are not expected to continue in their current roles with Corvus following the completion of the Arrangement or to hold positions in the AGA Group and it is currently anticipated that they will be entitled to a change of control payment under each of their respective change of control or consulting agreements, as applicable. See the section entitled “Special Factors — Interests of Corvus Directors and Executive Officers in the Arrangement”.
Other than Mr. Jeffrey Pontius, Mr. Anton Drescher, Mr. Ronald Largent, Mr. Steven Aaker and Ms. Peggy Wu, all of the directors and senior officers of Corvus who are related parties entitled to a benefit and/or payment that they expect to receive pursuant to the Arrangement fall within an exception to the definition of “collateral benefit” for the purposes of MI 61-101, since (a) the benefits are received solely in connection with their services as employees or directors of Corvus or of any affiliated entities of Corvus, and (b) the benefits are not conferred for the purpose, in whole or in part, of increasing the value of the Consideration paid to them for their Corvus Shares or Corvus Options, (b) are not conditional on them supporting the Arrangement in any manner, (c) full particulars of the benefits are disclosed in this Circular (see “Special Factors — Interests of Corvus Directors and Executive Officers in the Arrangement”), and (d) at the time of the entering into of the Arrangement Agreement, they exercised control or direction over, or beneficially owned, less than 1% of the outstanding Corvus Shares, as calculated in accordance with MI 61-101.
To the knowledge of Corvus after reasonable inquiry, as at the date hereof, the interested parties and their respective related parties and joint actors beneficially own, or exercise control or direction over, an aggregate of 30,859,953 Corvus Shares, representing an aggregate of approximately 24.3% of the outstanding Corvus Shares. Details of the holdings of the Corvus Shares by such excluded holders are set out in the table below.
Name of Beneficial Owner and Relationship to Company / Purchaser	Amount and Nature of Beneficial Ownership of Corvus Shares	Percent of Class
AngloGold Ashanti (U.S.A.) Exploration Inc. Member of AGA Group	24,774,949	19.50%
Jeffrey Pontius Director and Chief Executive Officer	3,847,466	3.03%
Anton Drescher Director	1,115,838	0.88%
Ronald Largent Executive Chairman and Director	175,000	0.14%
Steven Aaker Director	575,500	0.45%
Peggy Wu Director and Chief Financial Officer	371,200	0.29%
Total	30,859,953	24.30%

Other Information for MI 61-101
The funds representing the aggregate amount of the Consideration for the Corvus Shares and the Corvus Options to under the Arrangement will be provided by the Guarantor. The Arrangement Agreement does not contain any financing-related closing condition and the Guarantor has represented that it has access to sufficient resources and will at the Effective Time have access to sufficient immediately available funds to consummate the Arrangement and other transactions contemplated by the Arrangement Agreement on the terms therein, including to pay the Consideration for all of the Corvus Shares, to fund the loan to Corvus to make payments in respect of Corvus Options as contemplated in the Arrangement Agreement, and to pay all related fees and expenses.
The Corvus Shares are traded on the TSX and the Nasdaq Capital Market, in each case under the trading symbol “KOR”. The volume of trading and price range of the Corvus Shares in the 6-month period preceding September 13, 2021, and the closing price of the Corvus Shares on each market on that date, is set out in the section entitled “Important Information about Corvus — Trading in Securities to be Acquired” beginning of page 109.
Information with respect to securities held by each director and officer is set out in the section entitled “Important Information about Corvus — Security Ownership” beginning on page 112.
Information with respect to securities of Corvus purchased or sold by Corvus during the twelve months preceding September 13, 2021, excluding securities purchased or sold pursuant to the exercise of employee stock options, warrants and conversion right is set out in the section entitled “Important Information about Corvus — Previous Purchases and Sales” beginning of page 110.
Information with respect to securities of Corvus distributed by the Company during the five (5) years preceding September 13, 2021 is set out in the section entitled “Important Information about Corvus — Previous Distributions” beginning on page 111.
Corvus has not distributed dividends with respect to Corvus Shares during the two (2) years preceding September 13, 2021. Corvus does not have any restrictions on its ability to pay dividends. Corvus does not currently have any plan or intention to declare a dividend or to alter its dividend policy.
A general description of the income tax consequences in Canada of the Arrangement are set out in the section entitled “The Arrangement — Material Canadian Federal Income Tax Considerations of the Arrangement” beginning on page 78.
A description of the expenses of the Arrangement incurred or to be incurred are set out in the section entitled “The Arrangement Agreement — Termination Fees and Expenses” beginning on page 102. Corvus expects to incur legal, financial advisory, filing and printing costs incurred in connection with the Arrangement.
Securities legislation in the provinces and territories of Canada provides Securityholders with, in addition to any other rights they may have at law, one or more rights of rescission, price revision or to damages, if there is a misrepresentation in a circular or notice that is required to be delivered to those Securityholders. However, such rights must be exercised within prescribed time limits. Securityholders should refer to the applicable provisions of the securities legislation of their province or territory for particulars of those rights or consult a lawyer.
There has been no bona fide prior offer capable of acceptance that relates to the subject matter of or is otherwise relevant to the Arrangement that was received by the Company during the 24 months before September 13, 2021.
Competition Act (Canada)
Under the Competition Act, the acquisition of voting shares of a corporation that carries on an operating business in Canada may require pre-merger notification if certain size of parties and size of transaction thresholds are exceeded. It has been determined that, at this time, no pre-merger notification is required in respect of the Arrangement. Whether or not a transaction is notifiable, the Commissioner of Competition

(Canada) may challenge a transaction for up to one year after the transaction has been substantially completed if he is of the view that the transaction will lead to a substantial lessening or prevention of competition in a relevant market in Canada.
South African Reserve Bank
The Arrangement requires the approval of the SARB. The Guarantor has agreed in the Arrangement Agreement to file the required application and seek approval within 10 business days of the execution of the Arrangement Agreement. Obtaining the approval of SARB is a mutual condition to close the Arrangement. If the AGA Group does not receive the approval of SARB by the Outside Date, Corvus will have the right to terminate the Arrangement Agreement, as subject to other requirements, be paid its out-of-pocket third-party expenses incurred in connection with the Arrangement up to a maximum of C$4 million. On September 28, 2021, the SARB approval was obtained.
Other Regulatory Matters
Following completion of the Arrangement, it is anticipated that the Corvus Shares will be delisted from the TSX and the Nasdaq Capital Market. The Company has submitted an application to the TSX on September 23, 2021 requesting conditional approval to delist the Corvus Shares from the TSX following closing of the Arrangement. It intends to apply to the Nasdaq Capital Market to have its Corvus Shares delisted following consummation of the Arrangement. Subsequently, the registration of the Corvus Shares and the Company’s reporting obligations under the Exchange Act with respect to the Corvus Shares will be terminated upon application to the SEC. Similarly, the Purchaser will make an application to cease to be a reporting issuer (or equivalent) in each of British Columbia, Alberta and Ontario following the implementation of which, Corvus will cease to have public reporting obligations under Canadian securities laws.
Certain U.S. Federal Income Tax Considerations of the Arrangement
The following summarizes certain U.S. federal income tax considerations under the Internal Revenue Code of 1986, as amended (the “U.S. Tax Code”) generally applicable to certain U.S. Holders (as defined below) in respect of the Arrangement. This discussion is based upon the provisions of the U.S. Tax Code, existing final and temporary regulations promulgated thereunder (the “Treasury Regulations”), and current administrative rulings and court decisions, all of which are subject to change, possibly with retroactive effect. Changes in these authorities may cause the U.S. federal income tax consequences to vary substantially from those described below. In particular, this summary does not discuss the impact of any potential legislative or regulatory changes to the laws currently in effect. This summary does not address the U.S. federal net investment income, U.S. federal alternative minimum, U.S. federal estate and gift, U.S. state or local, or non-U.S. tax consequences to U.S. Holders of the Arrangement. Except as specifically set forth below, this summary does not discuss applicable tax filing and reporting requirements. This summary does not address tax consequences to holders of Corvus Options with respect to their Corvus Options.
Neither Corvus nor the Purchaser has requested nor will they request a ruling from the Internal Revenue Service (“IRS”) or opinion from legal counsel with respect to any of the U.S. federal income tax consequences described below. The IRS may disagree with and challenge any of the conclusions reached herein.
This discussion applies only to U.S. Holders that own Corvus Shares as “capital assets” within the meaning of Section 1221 of the U.S. Tax Code (generally, property held for investment), and does not comment on all aspects of U.S. federal income taxation that may be important to certain U.S. Holders in light of their particular circumstances, such as U.S. Holders subject to special tax rules (e.g., banks and other financial institutions, brokers, dealers or traders in securities or commodities, insurance companies, regulated investment companies, real estate investment trusts, traders that elect to mark-to-market their securities, certain expatriates or former long-term residents of the United States, personal holding companies, “S” corporations, partnerships or other flow-through entities, tax-exempt organizations, tax-qualified retirement plans, persons that own directly, indirectly, or constructively 5% or more, by voting power or value, of Corvus, persons who are subject to alternative minimum tax, persons who hold Corvus Shares as a position in a “straddle” or as part of a “hedging,” “conversion” or “integrated” transaction, persons that have a functional currency other than the U.S. dollar, persons subject to special tax accounting rules, or persons who acquired Corvus Shares through the exercise of employee stock options or otherwise as compensation for services).
If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) is a U.S. Holder, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships or partners in a partnership holding Corvus Shares should consult their own tax advisors regarding the tax consequences of the Arrangement.
U.S. Holders should also review the separate discussion concerning Canadian federal income tax consequences. See “Material Canadian Federal Income Tax Considerations of the Arrangement” below.
THIS SUMMARY IS FOR GENERAL INFORMATION ONLY AND IS NOT INTENDED TO CONSTITUTE A COMPLETE DESCRIPTION OF ALL UNITED STATES TAX CONSEQUENCES RELATING TO THE ARRANGEMENT. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX CONSEQUENCES TO THEM (INCLUDING THE APPLICATION AND EFFECT OF ANY STATE, LOCAL AND NON-U.S. INCOME AND OTHER TAX LAWS) OF THE ARRANGEMENT.
For purposes of this summary, a “U.S. Holder” is a beneficial owner of Corvus Shares that is: (i) a U.S. citizen or U.S. resident alien as determined for U.S. federal income tax purposes, (ii) a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, that was created or organized under the laws of the United States, any State thereof or the District of Columbia, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust that either is subject to the supervision of a court within the United States and has one or more U.S. persons with authority to control all of its substantial decisions or has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.
Treatment of the Arrangement
U.S. Holders will realize gain or loss on the exchange of Corvus Shares for cash in amount equal to the difference, if any, between (i) the U.S. dollar amount of the Canadian dollars received and (ii) the U.S. Holder’s adjusted tax basis in the Corvus Shares exchanged therefor. Subject to the passive foreign investment company (“PFIC”) rules discussed below, such gain or loss should be capital gain or loss and treated as long-term capital gain or loss if the U.S. Holder held the Corvus Shares for more than one year. Long-term capital gains recognized by U.S. Holders that are not corporations generally are eligible for reduced rates of U.S. federal income taxation. The deductibility of capital losses is subject to limitations under the U.S. Tax Code.
A U.S. Holder’s adjusted tax basis in a Corvus Share generally will equal its cost to the U.S. Holder. In the case of a Corvus Share purchased for foreign currency, the cost of the Corvus Share to a U.S. Holder will be the U.S. dollar value of the foreign currency purchase price on the date of purchase. In the case of a Corvus Share that is traded on an established securities market, a cash basis U.S. Holder (and, if it so elects, an accrual basis U.S. Holder) determines the U.S. dollar value of the cost of such Corvus Share by translating the amount paid at the spot rate of exchange on the settlement date of the purchase.
Passive Foreign Investment Company Rules
In General
A foreign corporation is a PFIC for U.S. federal income tax purposes if either (A) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income, or (B) at least 50% of its assets in a taxable year, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of or produce passive income. Passive income generally includes dividends, interest, rents and royalties, and gains from the disposition of passive assets. Corvus believes that it was classified as a PFIC for certain prior tax years, and based on current business plans and financial expectations, anticipates being classified as a PFIC for its current tax year. No opinion of legal counsel or ruling from the IRS concerning the status of Corvus as a PFIC has been obtained or is currently planned to be requested. The determination of whether any corporation was, is, or will be a PFIC for a tax year depends, in part, on the application of complex U.S. federal income tax rules, which are subject to differing interpretations. In addition, whether any corporation will be a PFIC for any tax year depends on the assets and income of such corporation over the entire course of each such tax year and, as a result, often cannot be predicted with certainty for the current tax year as of the date of this document. Accordingly, there can be no assurance that Corvus is not or has not been, a PFIC. Nor can there be any assurance that the IRS will not challenge any determination PFIC status. If Corvus is a PFIC for any year during which a U.S. Holder holds its shares, such holder will be subject to the rules described below under “Certain United States Federal Income Tax Considerations — Passive Foreign Investment Company Rules — Consequences of PFIC Status”.
Each U.S. Holder should consult its own tax advisors regarding the PFIC status of Corvus.
Consequences of PFIC Status
If Corvus is classified as a PFIC for any taxable year or portion of a taxable year that is included in a U.S. Holder’s holding period, and the U.S. Holder does not timely make either a QEF election or does not or is not eligible to make a mark-to-market election, each as defined below, the U.S. Holder generally will be subject to the following “PFIC Rules” with respect to the applicable corporation’s shares:
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Each distribution to the U.S. Holder will be deemed to be an “excess distribution” to the extent of its pro rata share of any excess of the aggregate of all distributions made to the U.S. Holder in the U.S. Holder’s current taxable year over 125% of the three-year moving average of such aggregates;

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Gain recognized by a U.S. Holder on a sale or other disposition of shares will also be deemed to be an excess distribution;

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Each excess distribution will be allocated pro rata to each day in the U.S. Holder’s holding period, up to the date of the distribution;

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The amounts allocated to the U.S. Holder’s current taxable year, and the amounts allocated to the period in the U.S. Holder’s holding period which pre-dates such corporation’s status as a PFIC, if there is such a period, will be taxed as ordinary income (not long-term capital gain);

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The amounts allocated to any other taxable year or part of a year will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

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The tax liabilities that arise from the amounts allocated to each such other taxable year will accrue retroactive interest on unpaid taxes and any U.S. Holder that is not a corporation must treat any such interest paid as “personal interest,” which is not deductible.

A U.S. Holder that holds shares in a year in which the relevant corporation is a PFIC will continue to be treated as owning shares of a PFIC in later years even if such corporation is no longer a PFIC in those later years.
QEF Election
If a corporation is a PFIC, a U.S. Holder may avoid the PFIC Rules with respect to such corporation’s shares by making a timely qualified electing fund (“QEF”) election during the first taxable year in which such corporation is a PFIC and in which the U.S. Holder holds or is deemed to hold such shares. If a U.S. Holder makes a timely and effective QEF election, it will become subject to the following “QEF Allocation Rules”:
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The U.S. Holder will include in its income in each of its taxable years in which or with which a taxable year of the corporation ends, its pro rata share of such corporation’s net capital gain (as long-term capital gain) and any other earnings and profits (as ordinary income), regardless of whether such corporation distributes such gain or earnings and profits to the U.S. Holder;

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The U.S. Holder’s tax basis in its shares will be increased by the amount of such income inclusions;

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Distributions of previously included earnings and profits will not be taxable in the U.S. to the U.S. Holder;

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The U.S. Holder’s tax basis in its shares will be decreased by the amount of such distributions; and

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Any gain recognized by the U.S. Holder on a sale, redemption or other taxable disposition of its shares will be taxable as capital gain and no interest charge will be imposed.

A U.S. Holder that makes a QEF election may make an additional election to defer payment of its liability for tax on included but undistributed income, but such deferred payments are subject to an interest charge.
A QEF election is made on a shareholder-by-shareholder basis and may be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year of the U.S. Holder to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
To comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC annual information statement from the corporation. For the tax year ended May 31, 2021 and any subsequent applicable tax periods, Corvus will provide a PFIC annual information statement to the U.S. Holders and may do so on its website.
Mark-to-Market Election
If a PFIC’s shares are regularly traded on a registered national securities exchange or certain other exchanges or markets under applicable Treasury Regulations, they may constitute “marketable stock” for purposes of the PFIC rules. In such case, a U.S. Holder would not be subject to the foregoing PFIC Rules if such U.S. Holder made a timely mark-to-market election with respect to such PFIC’s shares. A mark-to-market election is made on a shareholder-by-shareholder basis. A U.S. Holder generally makes a mark-to-market election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund) to a timely filed U.S. federal income tax return for the tax year of the U.S. Holder to which the election relates. U.S. Holders should consult their own tax advisors regarding the mark-to-market election.
PFIC Reporting Requirements
A U.S. Holder that owns or is deemed to own PFIC shares in any taxable year of the U.S. Holder may have to file an IRS Form 8621, Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund, (whether or not a QEF or market-to-market election is made) and provide such other information as may be required by the U.S. Treasury Department. Failure to file a required form or provide required information will extend the statute of limitations on assessment of a deficiency until the required form or information is furnished to the IRS.
The rules for PFICs, QEF elections and mark-to-market elections are complex and affected by various factors in addition to those described above. U.S. Holders should consult their own tax advisors regarding the application of the rules to their particular circumstances.
Foreign Tax Credits and Limitations
A U.S. Holder that pays, through withholding, Canadian tax, with respect to any dividends or in connection with a sale, redemption or other taxable disposition of shares may elect for any taxable year to receive either a credit or a deduction for all foreign income taxes paid by such holder during the year. The foreign tax credits rules are complex and involve the application of rules that depend on a U.S. Holder’s particular circumstances. Each U.S. Holder should consult its own tax advisor regarding applicable foreign tax credit rules.
Foreign Currency
The amount of proceeds paid in foreign currency on the sale, exchange or other taxable disposition of shares, generally will be equal to the U.S. dollar value of such foreign currency based on the exchange rate applicable on the date of receipt (regardless of whether such foreign currency is converted into U.S. dollars at that time). A U.S. Holder will have a basis in the foreign currency equal to its U.S. dollar value on the date of receipt. Any U.S. Holder who converts or otherwise disposes of the foreign currency after the date of receipt may have a foreign currency exchange gain or loss that would be treated as ordinary income or loss, and generally will be U.S. source income or loss for foreign tax credit purposes. Different rules apply to U.S. Holders who use the accrual method of tax accounting. Each U.S. Holder should consult its own tax advisors concerning issues related to foreign currency.
Dissenting Shareholders
A U.S. Holder that is a Dissenting Shareholder in the Arrangement and is paid cash in exchange for all of such U.S. Holder’s Corvus Shares generally will recognize gain or loss in an amount equal to the difference, if any, between (i) the U.S. dollar value of the Canadian dollars received by such U.S. Holder in exchange for its Corvus Shares and (ii) the U.S. Holder’s adjusted tax basis in the Corvus Shares. Subject to the PFIC rules discussed above, such gain or loss generally will be capital gain or loss and will be long-term capital gain or loss if the Dissenting Shareholder held the Corvus Shares for more than one year. Long-term capital gains recognized by U.S. Holders that are not corporations generally are eligible for reduced rates of U.S. federal income taxation. The deductibility of capital losses is subject to limitations under the U.S. Tax Code.
Backup Withholding and Information Reporting
The proceeds of a sale or deemed sale by a U.S. Holder of Corvus Shares may be subject to information reporting to the IRS and to U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder that furnishes a correct taxpayer identification number and makes other required certifications, or that is otherwise exempt from backup withholding and establishes such exempt status.
Backup withholding is not an additional tax. Amounts withheld may be credited against a U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing an appropriate claim for refund with the IRS and furnishing any required information.
Specified Foreign Financial Assets Reporting
Certain U.S. Holders that hold “specified foreign financial assets” are generally required to attach to their annual returns a completed IRS Form 8938, Statement of Specified Foreign Financial Assets, with respect to such assets (and can be subject to substantial penalties for failure to file). The definition of specified foreign financial asset includes not only financial accounts maintained in foreign financial institutions, but also, if held for investment and not held in an account maintained by a financial institution, securities of non-U.S. issuers (subject to certain exceptions, including an exception for securities of non-U.S. issuers held in accounts maintained by domestic financial institutions). U.S. Holders should consult their own tax advisors regarding the possible reporting requirements with respect to their investments in Corvus Shares and the penalties for non-compliance.
THIS DISCUSSION IS GENERAL IN NATURE AND DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO A PARTICULAR SHAREHOLDER IN LIGHT OF THE SHAREHOLDER’S PARTICULAR CIRCUMSTANCES, OR TO CERTAIN TYPES OF SHAREHOLDERS SUBJECT TO SPECIAL TREATMENT UNDER U.S. FEDERAL INCOME TAX LAWS. SHAREHOLDERS SHOULD CONSULT WITH THEIR OWN TAX ADVISORS TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE ARRANGEMENT, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL AND FOREIGN TAX LAWS.
Material Canadian Federal Income Tax Considerations of the Arrangement
The following is a summary of the principal Canadian federal income tax considerations under the Tax Act generally applicable to a beneficial owner of Corvus Shares (a “Corvus shareholder”) who disposes of Corvus Shares pursuant to the Arrangement and who, for purposes of the Tax Act and at all relevant times:

(i) holds Corvus Shares as capital property, (ii) deals at arm’s length with each of Corvus, the Purchaser, the Guarantor and the AGA Group and (iii) is not affiliated with each of Corvus, the Purchaser, the Guarantor and the AGA Group.
Corvus Shares generally will be considered capital property to a Corvus shareholder for purposes of the Tax Act unless the Corvus shareholder holds such Corvus Shares in the course of carrying on a business of buying and selling securities or the Corvus shareholder has acquired or holds them in a transaction or transactions considered to be an adventure or concern in the nature of trade. In circumstances where Corvus Shares may not otherwise constitute capital property to a particular holder who is resident in Canada for purposes of the Tax Act, such holder may be entitled to make, or may have already made, an irrevocable election under subsection 39(4) of the Tax Act. This election may deem the Corvus Shares and every “Canadian security” (as defined in the Tax Act) owned by such holder in the taxation year of the election and in each subsequent taxation year to be capital property. Corvus shareholders contemplating such an election should first consult their own tax advisors.
This summary is based on the current provisions of the Tax Act and regulations thereunder in force on the date hereof, and counsel’s understanding of the current published administrative policies and assessing practices of the CRA. The summary takes into account all specific proposals to amend the Tax Act and regulations thereunder publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Tax Proposals”) and assumes that the Tax Proposals will be enacted in the form proposed. However, there is no certainty that the Tax Proposals will be enacted in the form currently proposed, if at all. The summary does not otherwise take into account or anticipate any changes in law, whether by judicial, governmental or legislative decision or action, or other changes in administrative policies or assessing practices of the CRA, nor does it take into account provincial, territorial or foreign income tax legislation or considerations, which may materially differ from Canadian federal income tax legislation or considerations.
This summary does not apply to Corvus shareholders which are “financial institutions” for the purposes of the mark-to-market rules in the Tax Act, “specified financial institutions” or an interest in which would be a “tax shelter” or a “tax shelter investment” each as defined in the Tax Act. This summary also does not apply to a Corvus shareholder that has made a functional currency reporting election pursuant to the Tax Act or that has entered into or will enter into a “derivative forward agreement” with respect to their Corvus Shares. In addition, this summary does not address the tax considerations relevant to Corvus shareholders who acquired their shares on the exercise of an employee stock option. Such Corvus shareholders should consult their own tax advisors.
This summary also does not apply to holders of Corvus Options.
This summary is of a general nature only and is not exhaustive of all possible Canadian federal income tax considerations and is not intended to be, nor should it be construed to be, legal, business or tax advice or representations to any particular Corvus shareholder. Accordingly, Corvus shareholders should consult their own tax advisors with respect to their particular circumstances, including the application and effect of the income and other tax laws of any country, province, state or local tax authority.
Residents of Canada
This part of the summary is applicable only to Corvus shareholders, who, at all relevant times, for the purposes of the Tax Act and any applicable income tax treaty or convention, are resident, or deemed to be resident, in Canada (“Resident Shareholders”).
Disposition of Corvus Shares for the Consideration
As part of the Arrangement, each Corvus Share will be exchanged for the Consideration.
A Resident Shareholder whose Corvus Shares are exchanged for the Consideration pursuant to the Arrangement will be considered to have disposed of the Corvus Shares for proceeds of disposition equal to the aggregate Consideration received by the Resident Shareholder. As a result, a Resident Shareholder will generally realize a capital gain (or capital loss) to the extent that such proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base of the Resident Shareholder’s

Corvus Shares immediately before the exchange. See “Capital Gains and Losses” below for a general discussion of the treatment of capital gains and capital losses under the Tax Act.
Capital Gains and Losses
Generally, a Resident Shareholder will be required to include in computing its income for a taxation year one-half of the amount of any capital gain (a “taxable capital gain”) realized by it in that year. Subject to and in accordance with the provisions of the Tax Act, a Resident Shareholder generally will be required to deduct one-half of the amount of any capital loss (an “allowable capital loss”) realized in a taxation year from taxable capital gains realized by the Resident Shareholder in that year. Allowable capital losses in excess of taxable capital gains for a taxation year may be carried back to any of the three preceding taxation years or carried forward to any subsequent taxation year and deducted against net taxable capital gains realized in such years to the extent and under the circumstances specified in the Tax Act.
The amount of any capital loss realized by a Resident Shareholder that is a corporation on the disposition or deemed disposition of a Corvus Share may be reduced by the amount of any dividends received (or deemed to be received) by the Resident Shareholder on such share to the extent and under the circumstances specified in the Tax Act. Similar rules may apply where a Corvus Share is owned by a partnership or trust of which a corporation, trust or partnership is a member or beneficiary. Such Resident Shareholders should consult their own tax advisors.
A Resident Shareholder that is a “Canadian-controlled private corporation” (as defined in the Tax Act) may be required to pay an additional tax (which generally is refundable, subject to the detailed rules in the Tax Act) on its “aggregate investment income” (as defined in the Tax Act) for the year, which includes taxable capital gains.
Capital gains realized by an individual or trust, other than certain specified trusts, may give rise to minimum tax under the Tax Act.
Dissenting Shareholders
A Resident Shareholder who is a Dissenting Shareholder (a “Dissenting Resident Shareholder”) and who disposes of Corvus Shares in consideration for a cash payment from the Purchaser will realize a capital gain (or capital loss) to the extent that the cash payment (excluding the amount of any interest awarded by a court), net of any reasonable costs, exceeds (or is less than) the adjusted cost base of the Dissenting Resident Shareholder’s Corvus Shares immediately before the disposition.
A Dissenting Resident Shareholder will be required to include in computing its income any interest awarded by a court in connection with the Arrangement. In addition, a Dissenting Resident Shareholder that, throughout the relevant taxation year, is a “Canadian controlled private corporation” (as defined in the Tax Act) may be liable to pay an additional tax (which generally is refundable, subject to the detailed rules in the Tax Act) on its “aggregate investment income” (as defined in the Tax Act) for the year, which includes interest. Dissenting Resident Shareholders should consult their own tax advisors with respect to the Canadian federal income tax consequences of exercising their dissent rights.
Non-Residents of Canada
This part of the summary is applicable to Corvus shareholders, who, for purposes of the Tax Act and any applicable income tax treaty or convention, have not been and will not be resident or deemed to be resident in Canada at any time while they have held Corvus Shares, and who do not use or hold and will not be deemed to use or hold such Corvus Shares in connection with carrying on a business in Canada (a “Non-Resident Shareholder”). Special rules, which are not discussed in this summary, may apply to a non-resident that is an insurer carrying on business in Canada and elsewhere or that is an “authorized foreign bank” (as defined in the Tax Act). Such Non-Resident Shareholders should consult their own tax advisors.
Disposition of Corvus Shares for the Consideration
A Non-Resident Shareholder will not be subject to tax under the Tax Act on the exchange of Corvus Shares for the Consideration pursuant to the Arrangement unless the Corvus Shares constitute “taxable

Canadian property” of the Non-Resident Shareholder for purposes of the Tax Act and the Non-Resident Shareholder is not entitled to relief under an applicable income tax treaty or convention.
Generally, provided the Corvus Shares are listed on a “designated stock exchange” for purposes of the Tax Act (which currently includes the TSX) such shares will not constitute taxable Canadian property of a Non-Resident Shareholder unless at any time during the 60-month period immediately preceding the disposition (i) 25% or more of the issued shares of any class or series of the capital stock of Corvus were owned by, or belonged to, any combination of (a) the Non-Resident Shareholder, (b) persons with whom the Non-Resident Shareholder did not deal at arm’s length, and (c) partnerships in which the Non-Resident Shareholder or a person described in (b) holds a membership interest directly or indirectly through one or more partnerships; and (ii) more than 50% of the fair market value of the Corvus Shares was derived directly or indirectly from one or any combination of real or immovable property situated in Canada, “Canadian resource properties”, “timber resource properties” (each as defined in the Tax Act), and options in respect of, or interests in, or for civil law rights in, any such properties (whether or not such property exists). Corvus Shares may also be deemed to be “taxable Canadian property” pursuant to the Tax Act.
Even if any of the Corvus Shares are taxable Canadian property to a Non-Resident Shareholder at a particular time such holder may be exempt from tax under the Tax Act by virtue of an income tax treaty or convention between Canada and the country in which the Non-Resident Shareholder is resident for purposes of such treaty or convention and in respect of which the Non-Resident Shareholder is entitled to receive benefits thereunder.
In the event Corvus Shares are taxable Canadian property to a Non-Resident Shareholder at the time of disposition and such Non-Resident Shareholder is not exempt from tax by an applicable tax treaty or convention, the Canadian federal income tax consequences described above under “Residents of Canada — Disposition of Corvus Shares for the Consideration”, and “Residents of Canada — Capital Gains and Losses” will generally apply.
Dissenting Shareholders
A Non-Resident Shareholder who is a Dissenting Shareholder (a “Dissenting Non-Resident Shareholder”) and disposes of Corvus Shares to the Purchaser in consideration for a cash payment from the Purchaser generally will not be subject to tax under the Tax Act in respect of any capital gain realized on a disposition of Corvus Shares pursuant to the exercise of their dissent rights unless such Corvus Shares are considered to be “taxable Canadian property”, as discussed above, to such Dissenting Non-Resident Shareholder and the capital gain is not exempt from tax under the Tax Act pursuant to the terms of an applicable income tax treaty or convention. Dissenting Non-Resident Shareholders whose Corvus Shares may constitute “taxable Canadian property” should consult their own tax advisors.
Where a Dissenting Non-Resident Shareholder receives interest in connection with the exercise of dissent rights in respect of the Arrangement, the interest generally will not be subject to Canadian withholding tax under the Tax Act.
Fees and Expenses
Whether or not the Arrangement is consummated, all fees and expenses incurred in connection with the Arrangement will be paid by the party incurring those fees and expenses, except that the Purchaser will pay the costs of proxy solicitation and printing and mailing this Circular and the related Schedule 13E-3 and all SEC filing fees with respect to the transaction. Total fees and expenses incurred or to be incurred by the Company in connection with the Arrangement are estimated at this time to be as follows:

Amount To Be Paid (In US$)
SEC registration fee	$32,974
Financial advisory fees	4,800,000
Legal, accounting and other professional fees	1,000,000
Printing and mailing costs	50,000
Transfer agent and paying agent fees and expenses	200,000
Total	$6,082,974
Anticipated Accounting Treatment of the Arrangement
The Arrangement will be accounted for in accordance with U.S. generally accepted accounting principles.
THE SPECIAL MEETING
Date, Time and Place
This Circular is being furnished to Securityholders as part of the solicitation of proxies by the Company’s management for use at the Special Meeting to be held on January 6, 2022, starting at 9 a.m., Vancouver Time, at Suite 1750 – 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8 or at any adjournment or postponement thereof. Rather than attending in person, the Company encourages Securityholders to access the Special Meeting via telephone conference call at (647) 374-4685 (Canada) or (646) 876-9923 (US). Please input meeting ID 863 6701 5393 and enter password 252685. This conference call will give Securityholders audio access to the Special Meeting regardless of their geographic location. However, Securityholders attending via conference call will only be permitted to listen-in and will not be permitted to vote on any matter.
At the Special Meeting, Securityholders will be asked to consider and, if thought advisable, to pass, with or without variation, the Arrangement Resolution, the full text of which is set forth in Appendix F to this Circular, approving the Arrangement under Division 5 of Part 9 of the BCBCA involving Corvus and the Purchaser and the Guarantor, pursuant to which the Purchaser will, among other things, acquire all of the issued and outstanding Corvus Shares not already owned by the AGA Group.
In addition, in accordance with Section 14A of the Exchange Act, Corvus is providing its Shareholders with the opportunity to cast a non-binding, advisory vote on the Golden Parachute Proposal regarding compensation that may be payable to its named executive officers in connection with the Arrangement, the value of which is disclosed in the table in the section of the Circular entitled “Advisory Vote Regarding Golden Parachute Proposal” beginning on page 117. The vote on the Golden Parachute Proposal in connection with the Arrangement is a vote separate and apart from the vote to adopt the Plan of Arrangement. Accordingly, a Shareholder may vote to approve the Golden Parachute Proposal and vote against approval of the Arrangement Resolution, or vice versa. Because the vote on the Golden Parachute Proposal is advisory in nature only, it will not be binding on Corvus or the Purchaser. Accordingly, because Corvus is contractually obligated to pay the compensation if the Arrangement is approved, the compensation will become payable if the Arrangement closes, subject only to the conditions applicable thereto, regardless of the outcome of the advisory vote. Optionholders will not vote on the Golden Parachute Proposal.
Finally, subject to the provisions of the Arrangement Agreement, Securityholders will be asked to consider and, if thought advisable, to pass, with or without variation, the Adjournment Resolution.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 6, 2022
The Notice of Special Meeting of Securityholders, this Circular and proxy card for the Special Meeting are available at http://corvusgold.com/transactionproposal/specialmeeting/. Information contained on or connected to the website is not incorporated by reference into this Circular and should not be considered a part of this Circular or any other filing that we make with the SEC.

Voting Information
This Circular and the accompanying proxy card, the Notice, voting instructions and Letter of Transmittal are being mailed starting December 2, 2021 to all Securityholders of record entitled to vote at the Special Meeting.
Who can Vote?
Only Securityholders whose names appear on the records of the Company as at the Record Date as the registered holders of Corvus Shares or Corvus Options or duly appointed proxyholders are permitted to vote at the Special Meeting.
The information set out in this section is of significant importance to many Shareholders as a substantial number of Shareholders do not hold their Corvus Shares in their own name. This Circular and the accompanying materials are being sent directly to registered Shareholders, and to Non-Registered Holders, who are Shareholders who hold their Corvus Shares through a broker, investment dealer or other intermediary (each, an “Intermediary”).
If you are a registered Shareholder as at the Record Date, you are entitled to participate and vote at the Special Meeting and cast one vote for each Corvus Share registered in your name on the Arrangement Resolution. If you are an Optionholder, you are entitled to participate and vote at the Special Meeting. If the Corvus Shares are registered in the name of a corporation, a duly authorized officer of the corporation may attend on its behalf. If you are a Registered Shareholder or Optionholder but do not wish to, or cannot, attend the Special Meeting, you can appoint someone who will attend the Special Meeting and act as your proxyholder to vote in accordance with your instructions, see the section entitled “Proxy Instructions” set out below. If your Corvus Shares are registered in the name of a “Nominee” (usually a bank, trust company, securities dealer, other financial institution or Intermediary, or depository, such as CDS & Co., of which an Intermediary is a participant) you should refer to the section entitled “Non-Registered Holders” set out below.
Registered Shareholders and Optionholders
Registered Shareholders and Optionholders can vote in the following ways:
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By Mail: Please complete, sign and return the enclosed form(s) of proxy (the BLUE form for registered Shareholders, and the YELLOW form for Optionholders) by mail to:

Computershare Investor Services Inc.
100 University Ave, 8th Floor
Toronto, Ontario M5J 2Y1
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By Telephone: Registered Shareholders and Optionholders may vote by telephone by calling 1-866-732-8683 (North America) or 312-588-4290 (International). You will need to enter your 15-digit control number (located on the bottom left corner of the first page of the form of proxy) to identify yourself as a registered Shareholder or Optionholder on the telephone voting system.

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Internet Voting: You may vote over the internet by going to www.investorvote.com. You will need to enter your 15-digit control number (located on the bottom left corner).

Completed proxies are required to be received by 9 a.m. Vancouver time, on January 4, 2022, or no later than 48 hours (excluding weekends and holidays) before any adjournment or postponement of the Special Meeting.
For mail, telephone and internet voting, please ensure that you complete the applicable process twice; once using the control number found on the BLUE form of proxy for your Corvus Shares, and once using the control number found on the YELLOW form of proxy for your Corvus Options.
What is a Form of Proxy?
A form of proxy is a document that authorizes someone to attend the Special Meeting and cast your votes for you. We have enclosed two forms of proxy with this Circular. You should use the applicable form or forms to appoint a proxyholder, although you can also use any other legal form of proxy.

In order to vote by proxy, registered Shareholders must fill out the BLUE form of proxy and Optionholders must fill out the YELLOW form of proxy. If you are both a registered Shareholder and an Optionholder and are voting by proxy, you must fill out BOTH the BLUE and the YELLOW forms of proxy to ensure your vote in respect of each security is properly counted.
Proxy Instructions
The persons named in the provided proxy are current directors and/or officers of the Company. If a Securityholder wishes to appoint some other person (who need not be a Securityholder) to represent that Securityholder at the Special Meeting the Securityholder may do so, either by following the instructions provided online at www.investorvote.com where the proxy may be voted electronically or if a paper copy of the proxy was provided striking out the printed names and inserting the desired person’s name in the blank space provided in the proxy or by completing another proper proxy and in either case delivering the completed and executed proxy to the Company’s transfer agent, Computershare Investor Services Inc., Proxy Dept., 100 University Avenue, 8th Floor, Toronto, Ontario, Canada M5J 2Y1, not later than 9 a.m. Vancouver time (12 p.m. Toronto time) on January 4, 2022 or, with respect to any matter occurring after the reconvening of any adjournment of the Special Meeting, not less than two business days prior to the day set for the recommencement of such adjourned meeting. Proxies delivered after such times will not be accepted. In particular, proxies may not be delivered to the Chair at the Special Meeting.
The deadline for the deposit of proxies may be waived or extended by the Chair of the Special Meeting at his or her sole discretion without notice.
To be valid, the proxy must be completed online at www.investorvote.com pursuant to the instructions on the proxy/voting instruction form or dated and be signed by the Shareholder or Optionholder or by a duly appointed attorney for such Shareholder or Optionholder, or, if the Shareholder or Optionholder is a corporation, it must either be under its common seal or signed by a duly authorized officer. If a proxy is signed by a person other than the registered Shareholder or Optionholder, or by an officer of a registered corporate Shareholder or Optionholder, the Chair of the Special Meeting may require evidence of the authority of such person to sign before accepting such proxy.
THE SECURITIES REPRESENTED BY PROXY WILL, ON A POLL, BE VOTED OR WITHHELD FROM VOTING BY THE PROXY HOLDER IN ACCORDANCE WITH THE INSTRUCTIONS OF THE PERSON APPOINTING THE PROXYHOLDER ON ANY BALLOT THAT MAY BE CALLED FOR AND, IF A CHOICE HAS BEEN SPECIFIED WITH RESPECT TO ANY MATTER TO BE ACTED UPON, THE SECURITIES WILL BE VOTED ACCORDINGLY.
ON A POLL, IF A CHOICE WITH RESPECT TO SUCH MATTERS IS NOT SPECIFIED OR IF BOTH CHOICES HAVE BEEN SPECIFIED, THE PERSON APPOINTED PROXYHOLDER WILL VOTE THE SECURITIES REPRESENTED BY THE PROXY AS RECOMMENDED BY THE CORVUS BOARD AND MANAGEMENT (WHICH, IN THE CASE OF THE SPECIAL MEETING, WILL BE IN FAVOR OF EACH MATTER IDENTIFIED IN THE PROXY).
The provided proxy, when properly completed and delivered and not revoked, confers discretionary authority upon the person(s) appointed proxyholder(s) thereunder to vote with respect to any amendments or variations of matters identified in the Notice and which may properly come before the Special Meeting, except as may be limited by law. At the time of the printing of this Circular, management knows of no such amendment, variation or other matter which may be presented to the Special Meeting.
Non-Registered Holders
The information set out in this section is important to many Shareholders as a substantial number of Shareholders do not hold their Corvus Shares in their own name.
Only registered Securityholders or duly appointed proxyholders for registered Securityholders are permitted to vote at the Special Meeting. Most of the Shareholders are “non-registered” Securityholders (each a “Non-Registered Holder”) because the Corvus Shares they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the Corvus Shares.

More particularly, a person is a Non-Registered Holder in respect of Corvus Shares which are held on behalf of that person but which are registered either (a) in the name of an Intermediary that the Non-Registered Holder deals with in respect of the Corvus Shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSP’s, RRIF’s, RESP’s and similar plans), or (b) in the name of a clearing agency (such as, in Canada, Corvus Shares registered in the name of “CDS & Co”.), the registration name of CDS or, in the United States, shares registered in the name of “Cede & Co”., the registration name of DTC of which the Intermediary is a participant. As noted below, in accordance with the requirements of National Instrument 54-101 — Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”) of the Canadian Securities Administrators and Regulation 14A under the Exchange Act, the Company has distributed copies of the Notice, this Circular and the form of proxy/voting instruction form (collectively, the “Meeting Materials”) to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders which have requested such documents.
Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders. Generally, if you are a Non-Registered Holder and you have not waived the right to receive the Meeting Materials you will either:
(a)
be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature) which is restricted to the number of Corvus Shares beneficially owned by you, but which is otherwise not complete. Because the Intermediary has already signed the proxy, this proxy is not required to be signed by you when submitting it. In this case, if you wish to submit a proxy you should otherwise properly complete the executed proxy provided and deposit it with the Company’s Registrar and Transfer Agent, Computershare Investor Services Inc., as provided above; or

(b)
more typically, a Non-Registered Holder will be given a voting instruction form which is not signed by the Intermediary, and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “proxy”, “proxy authorization form” or “voting instruction form”) which the Intermediary must follow. Typically, the voting instruction form will consist of a one-page pre-printed form. Sometimes, instead of the one-page printed form, the voting instruction form will consist of a regular printed proxy accompanied by a page of instructions that contains a removable label containing a bar-code and other information. In order for the proxy to validly constitute a voting instruction form, the Non-Registered Holder must remove the label from the instructions and affix it to the proxy, properly complete and sign the proxy and return it to the Intermediary or its service company (not the Company or Computershare Investor Services Inc.) in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the Corvus Shares that they beneficially own. If you are a Non-Registered Holder and you wish to vote at the Special Meeting in person as proxyholder for the Corvus Shares owned by you, you should strike out the names of the management designated proxyholders named in the proxy authorization form or voting instruction form and insert your name in the blank space provided. In either case, you should carefully follow the instructions of your Intermediary, including when and where the proxy, proxy authorization or voting instruction form is to be delivered.
The Meeting Materials are being made available to both registered Shareholders and Non-Registered Holders who have not objected to the Intermediary through which their Corvus Shares are held disclosing ownership information about themselves to the Company (“NOBOs”). In accordance with the requirements as set out in NI 54-101, the Company has distributed copies of the Notice, the Circular and the forms of proxy to Intermediaries for onward distribution to NOBOs and OBOs.
If you are a Non-Registered Holder who has objected to the Intermediary through which your Corvus Shares are held disclosing ownership information about you to the Company (an “OBO”), the Company does intend to pay for Intermediaries to forward the Meeting Materials, including proxies or voting information forms such as Form 54-101F7, to OBOs.

Broker Non-Votes
Brokers and other Intermediaries, holding Corvus Shares in street name for Non-Registered Holders, are required to vote the Corvus Shares in the manner directed by the Non-Registered Holder (see discussion above). Under the rules of the New York Stock Exchange, brokers are prohibited from giving proxies to vote on non-routine matters (including, but not limited to, director elections and votes on executive compensation) unless the beneficial owner of such Corvus Shares has given voting instructions on the matter.
The absence of a vote on a matter where the broker has not received written voting instructions from a Non-Registered Holder is referred to as a “broker non-vote”. Any Shares represented at the Special Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact on any matters to be acted upon at the Special Meeting.
Revocability of Proxy
In addition to revocation in any other manner permitted by law, you may revoke an executed and deposited proxy by (a) going online and completing a new proxy at www.investorvote.com, (b) except to the extent otherwise noted on such later proxy, signing a new proxy bearing a later date and depositing it at the place and within the time required for the deposit of proxies, (c) signing and dating a written notice of revocation (in the same manner as a proxy is required to be executed as set out in the notes to the proxy) and either depositing it at the place and within the time required for the deposit of proxies or with the Chair of the Special Meeting on the day of the Special Meeting prior to the commencement of the Special Meeting, or (d) registering with the scrutineer at the Special Meeting as a registered Shareholder or Optionholder present in person, whereupon any proxy executed and deposited by such registered Shareholder or Optionholder will be deemed to have been revoked.
Only registered Securityholders have the right to revoke a proxy. If you are not a registered Securityholder and you wish to change your vote you must, at least seven (7) days before the Special Meeting, arrange for the Intermediary which holds your Corvus Shares to revoke the proxy given by them on your behalf.
A revocation of a proxy does not affect any matter on which a vote has been taken prior to the revocation.
Unrevoked proxies will be voted in accordance with the instructions indicated in the proxies, or if there are no such instructions, such proxies will be voted “FOR” the Arrangement Resolution, “FOR” the Golden Parachute Proposal and “FOR” the Adjournment Resolution.
Voting Shares, Voting Options and Voting Rights
Corvus Shares and Corvus Options represented by proxies that reflect abstentions or, in the case of Corvus Shares, include “broker non-votes” will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Such abstentions have the same effect as votes “AGAINST” the matters. “Broker non-votes” do not constitute a vote “FOR” or “AGAINST” any matter and thus will be disregarded in the calculation of “votes cast”.
Corvus’ authorized capital consists of an unlimited number of common shares and no other class of voting securities, and Corvus does not have any classes of restricted securities. Each Corvus Share outstanding on the Record Date will be entitled to one vote on each matter submitted for approval at the Special Meeting. Each Corvus Option outstanding as of the Record Date will be entitled to one vote for each Corvus Share acquirable upon exercise of such Corvus Option in relation to the Arrangement Resolution and the Adjournment Resolution. Securityholders of record at the close of business on the Record Date, being November 22, 2021 who either personally attend the Special Meeting or who complete and deliver a proxy in the manner and subject to the provisions set out under the heading “Proxy Instructions” will be entitled to have their Corvus Shares and Corvus Options, as applicable, voted at the Special Meeting or any adjournment or postponement thereof. As of the Record Date, there were 127,003,470 outstanding Corvus Shares and 12,005,000 outstanding Corvus Options.
Quorum
Under the articles of the Company, the quorum for the transaction of business at the Special Meeting is two people present at the Special Meeting, in person or by proxy, and holding in the aggregate not less than 5%

of the issued Corvus Shares entitled to vote at our Special Meeting. Corvus is seeking approval of the Arrangement Resolution by the affirmative vote of (a) 66 2/3% of the votes cast by (i) the Shareholders, including votes attached to Corvus Shares held by the AGA Group, present in person or represented by proxy at the Special Meeting and entitled to vote thereon; and (ii) the Shareholders and the Optionholders, including votes attached to Corvus Shares held by the AGA Group, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon; and (b) a simple majority of the votes cast by the Shareholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon, excluding votes attached to Corvus Shares held by the AGA Group and any other person as required to be excluded under section 8.1(2) MI 61-101.
The Golden Parachute Proposal and the Adjournment Resolution will be approved if a simple majority of the Corvus Shares present at the Special Meeting in person or by proxy and cast on such matter vote in favor of such matter.
Abstentions will be counted as present for purposes of determining the presence of a quorum at the Special Meeting, but will not be counted as votes cast. Broker non-votes (Shares held by a broker or nominee as to which the broker or nominee does not have the authority to vote on a particular matter without direction from the beneficial owner of the Corvus Shares) will be counted as present for purposes of determining the presence of a quorum for purposes at the Special Meeting but will not be counted as votes cast on the matters for which the broker or nominee does not have authority to vote.
Accordingly, neither abstentions nor broker non-votes will have any effect on the outcome of the votes on the matters to be acted upon at the Special Meeting.
Expenses and Solicitations
This Circular is being furnished as part of the solicitation of proxies by the Corvus Board and the Company’s management for use at the Special Meeting.
The cost of preparing, assembling, printing, distributing and mailing the Notice, information circular, and proxy card will be borne by Corvus. Corvus will provide copies of these proxy materials to banks, brokerage houses, fiduciaries, and custodians holding in their names Corvus Shares beneficially owned by others so that they may forward these proxy materials to the beneficial owners. Upon request, we will reimburse such reasonable and direct out-of-pocket mailing expenses. Solicitations may also be made by personal interview, mail, telephone, facsimile, email, or otherwise by officers and other employees of Corvus, but Corvus will not additionally compensate its officers, or other employees for these services.
Householding of Proxy Materials
Corvus has adopted a procedure approved by the SEC called “householding”. Under this procedure, Shareholders and Optionholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of the Meeting Materials, unless one or more of these Shareholders or Optionholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
Shareholders or Optionholders who wish to participate in householding will continue to receive separate proxy cards.
If you are eligible for householding, but you and other Shareholders or Optionholders of record with whom you share an address currently receive multiple copies of the Meeting Materials or if you hold stock in more than one account, and, in either case, you wish to receive only a single copy of each of these documents for your household, please notify your broker, direct your written request to Corvus Gold Inc., Investor Relations; Suite 1750, 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8 or contact Corvus Gold Inc. at 604-638-3246. Shareholders or Optionholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their brokers.
If you participate in householding and wish to receive a separate copy of the Meeting Materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact the Company’s transfer agent, Computershare Investor Services Inc. at 510 Burrard Street, 3rd Floor Vancouver, B.C. V6C 3B9, telephone 604-661-9435.
Additional information relating to Corvus is available on SEDAR at www.sedar.com and EDGAR at www.sec.gov. To request hard copies of the Company’s filings, free of charge, Shareholders and Optionholders should contact Corporate Secretary at Corvus Gold Inc., Suite 1750, 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8, telephone 604-638-3246.
THE ARRANGEMENT AGREEMENT
The Arrangement will be carried out pursuant to the Arrangement Agreement and the Plan of Arrangement. The following is a summary of the principal terms of the Arrangement Agreement and Plan of Arrangement. This summary does not purport to be complete and is qualified in its entirety by reference to the Arrangement Agreement and to the Plan of Arrangement, which have been filed by Corvus on its SEDAR profile at www.sedar.com, and on EDGAR at www.sec.gov, and are appended hereto as Appendices B and C. Capitalized terms not expressly defined in the Glossary of Terms or below have the meanings ascribed to such terms in the Arrangement Agreement.
Pursuant to the terms of the Arrangement Agreement, Corvus, the Purchaser and the Guarantor agreed that, subject to the terms and conditions set forth, the Purchaser will acquire all of the issued and outstanding Corvus Shares (other than those held by the AGA Group). Upon completion of the Arrangement, each Shareholder (other than the AGA Group and Dissenting Shareholders) will receive, in exchange for each Corvus Share, C$4.10 in cash. The terms of the Arrangement Agreement are the result of negotiations conducted between representatives of the Special Committee, the Corvus Board, the Guarantor and the Purchaser and their respective advisors.
Representations and Warranties
The Arrangement Agreement contains representations and warranties made by Corvus and its Subsidiaries to the Guarantor and the Purchaser and representations and warranties made by the Guarantor and the Purchaser to Corvus. Those representations and warranties were made solely for the purposes of the Arrangement Agreement and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms, including those included in the confidential disclosure made for the purposes of, among other things, allocating contractual risk between the parties rather than establishing matters as facts, and may be subject to standards of materiality that differ from those standards relevant to investors. Moreover, some of the representations and warranties contained in the Arrangement Agreement are subject to a contractual standard of materiality (including a Material Adverse Effect, as defined below) that is different from that generally applicable to the public disclosure to the Shareholders or those standards used for the purpose of allocating risk between parties to an agreement.
The representations and warranties provided by Corvus and its Subsidiaries, where applicable, in favor of the Guarantor and the Purchaser relate to, among other things: organization and powers, authority relative to the Arrangement Agreement, required approvals, no violations of constating documents, laws or material agreements, authorized and issued capital, matters related to the Subsidiaries, acquisition and repurchase rights, shareholders’ and similar agreements, listing of the Corvus Shares, securities law matters, financial statements, auditors, material undisclosed liabilities, absence of certain changes, disclosure controls and procedures and internal control over financial reporting, no material adverse effect, compliance with laws, authorizations, litigation, solvency, operational matters, technical reports, taxes, material contracts, project real property, title to personal property, project property, maintenance of project property, no expropriation, employment matters, health and safety, employment laws, acceleration of benefits, pension and employee benefits, independent contractors, intellectual property, environmental compliance, insurance, books and records, non-arm’s length transactions, aboriginal matters, historic sites, NGOs and community groups, financial advisors or brokers, financial advisor opinions, and Special Committee and Corvus Board approvals.
The representations and warranties provided by the Guarantor and the Purchaser in favor of Corvus relate to, among other things: organization and power, authority relative to the Arrangement Agreement, required approvals, non-contravention, sufficient funds, Investment Canada Act, security ownership, ownership of the Purchaser, and litigation.

For purposes of the Arrangement Agreement, a “Material Adverse Effect” means any change, event, occurrence, effect, fact, circumstance or development that, individually or in the aggregate with other such changes, events, occurrences, effects, state of facts, circumstances or developments is or would reasonably be expected to be material and adverse to the business, operations, affairs, results of operations, assets, properties, capitalization, condition (financial or otherwise), or liabilities (contingent or otherwise and whether contractual or otherwise) of Corvus and its Subsidiaries, taken as a whole, except any such change, event, occurrence, effect, fact, circumstance or development resulting from or arising in connection with: (i) any change generally affecting the industry in which Corvus operates; (ii) any change in general economic, business, regulatory, political or market conditions or any epidemic, pandemic or outbreak of illness; (iii) any natural disaster; (iv) changes in the price of gold; (v) any changes in currency exchange rates, interest rates or rates of inflation; (vi) any change or proposed change in any Laws or the interpretation, application or non-application of any Laws by any Governmental Entity; (vii) any change in U.S. GAAP; (viii) any action taken by Corvus or any of its Subsidiaries which is expressly required to be taken pursuant to the Arrangement Agreement or applicable Law; (ix) the failure, in and of itself, of Corvus to meet any internal or published projections, forecasts or estimates of revenues, earnings, sales, margins or cash flows (it being understood that the facts or circumstances underlying such failure may be taken into account in determining whether a Material Adverse Effect has occurred); (x) the execution, announcement or performance of the Arrangement Agreement or consummation of the Arrangement (provided that this clause (x) shall not apply with respect to any representation or warranty the purpose of which is to address the consequences resulting from the execution and delivery of the Arrangement Agreement or the consummation of the transactions contemplated by the Arrangement Agreement or the performance of obligations under the Arrangement Agreement); (xi) any actions taken (or omitted to be taken) upon the written request of the Purchaser or with the Purchaser’s prior written consent (it being understood that the facts or circumstances underlying such request or consent may be taken into account in determining whether a Material Adverse Effect has occurred); or (xii) any change in the market price or trading volume of any securities of Corvus (it being understood that the facts or circumstances underlying such change in market price may be taken into account in determining whether a Material Adverse Effect has occurred); provided, however, that with respect to clauses (i) through (vii), such matter does not have a materially disproportionate adverse effect on Corvus and its Subsidiaries, taken as a whole, in comparison to other comparable companies and entities operating in the industry in which Corvus and/or its Subsidiaries operate; and provided further, unless expressly provided in any particular section of the Arrangement Agreement, references in certain sections of the Arrangement Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretive for purposes of determining whether a “Material Adverse Effect” has occurred.
Conditions Precedent to the Arrangement
The obligations of the parties to complete the Arrangement under the Arrangement Agreement are subject to the satisfaction or waiver of certain conditions described below:
Mutual Conditions
Neither party is required to complete the Arrangement unless each of the following conditions is satisfied on or prior to the Effective Time, which conditions may only be waived, in whole or in part, by the mutual consent of each of the parties:
•
the Arrangement Resolution has been approved and adopted by the Securityholders at the Special Meeting in accordance with the Interim Order;

•
the Interim Order and the Final Order have each been obtained on terms consistent with the Arrangement Agreement, and have not been set aside or modified in a manner unacceptable to either Corvus or the Purchaser, each acting reasonably, on appeal or otherwise;

•
no Law is in effect that makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins Corvus or the Purchaser from consummating the Arrangement; and

•
the approval of SARB having been obtained.

Additional Conditions in Favor of the Purchaser
The Purchaser is not required to complete the Arrangement unless each of the following conditions is satisfied on or before the Effective Time, which conditions are for the exclusive benefit of the Purchaser and may only be waived, in whole or in part, by the Purchaser in its sole discretion:
•
the representations and warranties of Corvus regarding organization and powers; authority relative to the Arrangement Agreement; authorized and issued capital, project real property, project property, maintenance of project property and financial advisors or brokers were true and correct as of the date of the Arrangement Agreement and are true and correct as of the Effective Time, in all respects, all other representations and warranties of Corvus shall be shall be true and correct (disregarding for this purpose all materiality or Material Adverse Effect qualifications contained therein) as of the date of the Arrangement Agreement and as of the Effective Date as if made on and as of such date (except for such representations and warranties which refer to or are made as of another specified date, in which case such representations and warranties will have been true and correct as of that date), except to the extent that the failure or failures of such representations and warranties to be so true and correct individually or in the aggregate, would not have a Material Adverse Effect, and Corvus has delivered a certificate confirming the same to the Purchaser, executed by two (2) senior officers of Corvus (in each case without personal liability) addressed to the Purchaser and dated the Effective Date;

•
Corvus has fulfilled or complied in all material respects with each of the covenants of Corvus contained in the Arrangement Agreement to be fulfilled or complied with by it on or prior to the Effective Time, and has delivered a certificate confirming the same to the Purchaser, executed by two (2) senior officers of Corvus (in each case without personal liability) addressed to the Purchaser and dated the Effective Date;

•
Dissent Rights have not been exercised (and not withdrawn) with respect to more than 7% of the issued and outstanding Corvus Shares (other than the Corvus Shares owned by the Guarantor and its affiliates);

•
there is no action, review, proceeding or investigation, pending, sought or threatened by any Requesting Authority relating to the Arrangement under any Review Laws;

•
there shall not have been or occurred a Material Adverse Effect with respect to the Company.

Additional Conditions in Favor of Corvus
Corvus is not obligated to complete the Arrangement unless each of the following conditions is satisfied on or before the Effective Time, which conditions are for the exclusive benefit of Corvus and may only be waived, in whole or in part, by Corvus in its sole discretion:
•
the representations and warranties of the Purchaser regarding sufficient funds were true and correct as of the Effective Time, in all respects, and all other representations and warranties of the Purchaser were true and correct as of the date of the Arrangement Agreement and are true and correct as of the Effective Time, in all material respects, in each case except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date, except where the failure of such representations and warranties to be true and correct, individually or in the aggregate, would not materially impede completion of the Arrangement, and the Purchaser and the Guarantor delivered a certificate confirming same to Corvus, executed by two senior officers of the Purchaser and the Guarantor, respectively (in each case, without personal liability) addressed to Corvus and dated the Effective Date;

•
each of the Purchaser and the Guarantor has fulfilled or complied in all material respects with each of the covenants of the Purchaser and the Guarantor, respectively, contained in the Arrangement Agreement to be fulfilled or complied with by it on or prior to the Effective Time, except where the failure to comply with such covenants, individually or in the aggregate, would not materially impede the completion of the Arrangement, and has delivered a certificate confirming the same to Corvus, executed by two (2) senior officers of each of the Purchaser and the Guarantor (in each case without personal liability) addressed to Corvus and dated the Effective Date;

•
the Purchaser shall have delivered sufficient funds to the Depositary to pay the aggregate Consideration to the Shareholders and provided Corvus with the Funding Loan to satisfy the required payments under the Arrangement to the Optionholders.

Covenants
In the Arrangement Agreement, each of Corvus and the Purchaser has agreed to certain covenants, including using commercially reasonable acts to satisfy the conditions precedent to their respective obligations under the Arrangement Agreement.
Covenants of Corvus Regarding the Conduct of Business
During the period from the date of the Arrangement Agreement until the earlier of the Effective Time and the time that the Arrangement Agreement is terminated in accordance with its terms, except with the express prior written consent of the Purchaser, which consent will not be unreasonably withheld conditioned or delayed, or as required or permitted by the Arrangement Agreement, Corvus covenants and agrees that, subject to applicable law:
•
Corvus shall, and shall cause each of its Subsidiaries to, conduct its business in the Ordinary Course and in accordance with applicable law, provided, that the parties agree that Corvus and its Subsidiaries may continue any changes in their respective business practices adopted prior to the date of the Arrangement Agreement to address and adapt to the coronavirus (COVID-19) pandemic; and

•
Corvus shall use its reasonable commercial efforts to maintain and preserve intact the current business organization, assets, properties and business of Corvus, its Subsidiaries, keep available the services of the present employees and agents of Corvus and its Subsidiaries and maintain good relations with, and the goodwill of, suppliers, customers, landlords, licensors, lessors, creditors, distributors, Aboriginal Peoples and all other persons having business relationships with Corvus and its Subsidiaries.

In addition, during the same period, subject to applicable law, Corvus covenants and agrees that except: (i) with the prior written consent of the Purchaser, such consent not to be unreasonably withheld, (ii) as permitted by the Arrangement Agreement; (iii) as set out in Corvus Budget; (iv) as otherwise required by applicable Law, or (v) pursuant to a COVID-19 Response, Corvus shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:
•
amend its constating documents or, in the case of any Subsidiary which is not a corporation, its similar organizational documents;

•
reduce the stated capital or split, divide, consolidate, combine or reclassify any shares of its capital stock;

•
redeem, repurchase, or otherwise acquire (or offer to redeem, repurchase or otherwise acquire) or subject to any Lien any shares of capital stock or other securities of Corvus or any of its Subsidiaries or securities convertible into or exchangeable or exercisable for capital stock or other securities of Corvus or any of its Subsidiaries;

•
issue, deliver, sell, pledge or otherwise encumber, or authorize the issuance, delivery, sale, pledge or other encumbrance of, any shares of its capital stock or other equity or voting interests, or any options, warrants or similar rights or other securities exercisable or exchangeable for or convertible into such capital stock or other equity or voting interests, or any stock appreciation rights, phantom stock awards or other rights that are linked to the price or the value of the Corvus Shares, except for the issuance of Corvus Shares issuable upon the exercise of the currently outstanding Options;

•
acquire (by merger, consolidation, acquisition of stock or other equity interests or assets or otherwise) any person, assets (including interests in Project Real Property), securities, properties, interests or businesses or any division thereof or make any investment by the purchase of securities, contribution of capital, property transfer or purchase of any property or assets of any other person, in each case, directly or indirectly, in one transaction or in a series of related transactions other than the acquisition of inventory, equipment, interests and supplies in the Ordinary Course;

•
sell, lease, transfer, pledge, hypothecate, sell and lease back, license, mortgage or otherwise dispose of, lose the right to use, surrender, grant a royalty or mineral streaming interest or right in respect of or encumber any of its assets or properties;

•
except as set out in Corvus Budget, incur any expenses or make any capital expenditure or commitment to do so which individually or in the aggregate exceeds C$1,000,000;

•
other than as set out in Corvus Disclosure Letter, prepay any indebtedness before its scheduled maturity or increase, create, incur, assume or otherwise become liable for any indebtedness for borrowed money or guarantees thereof or enter into any debt Contracts or debt commitment letters;

•
other than as set out in Corvus Disclosure Letter, make any loan or advance to, or any capital contribution or investment in, or assume, guarantee or otherwise become liable with respect to the liabilities or obligations of, any person;

•
enter into any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or similar financial instruments;

•
make any bonus or profit sharing distribution or similar payment of any kind unless required by Contract;

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make any change in Corvus’ accounting methods, policies, principles, practices or procedures, except as required by concurrent changes in U.S. GAAP;

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grant any general increase in the rate of wages, salaries, bonuses or other remuneration of any employees unless required by Contract;

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adopt, enter into or amend any Employee Plan; pay any benefit to any director or officer of Corvus or any of its Subsidiaries or to any Company Employee that is not required under the terms of any Employee Plan in effect on the date of the Arrangement Agreement; grant, accelerate or vest, increase or otherwise amend any payment, award or other benefit payable to, or for the benefit of, any director or officer of Corvus or any of its Subsidiaries or to any Company Employee, including under any Employee Plan; make any material determination under any Employee Plan that is not in the Ordinary Course; or take or propose any action to effect any of the foregoing;

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hire any new employee who was not employed by Corvus or a Subsidiary on the date of the Arrangement Agreement, or terminate the employment of any Company Employee, other than for cause;

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cancel, waive, release, assign, settle or compromise any material claims or rights;

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compromise or settle any litigation, proceeding or governmental investigation relating to the assets or the business of Corvus or brought by any present, former or purported holder of its securities in connection with the transactions contemplated by the Arrangement Agreement or the Arrangement;

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amend or modify in any material respect, or terminate or waive any material right under, any Material Contract or enter into any Contract that would be a Material Contract if in effect on the date of the Arrangement Agreement, fail to enforce any material breach of any Material Contract of which it becomes aware or materially breach or violate or be in default under any Material Contract provided that this covenant does not apply to the entry into any Leases with aggregate annual rental payments of less than C$250,000;

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enter into, amend or modify any collective agreement or similar agreement with any trade union or representative body other than in the Ordinary Course and upon reasonable consultation with the Purchaser;

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except as contemplated in the insurance and indemnification provisions of the Arrangement Agreement, amend, modify or terminate any material insurance policy of Corvus or any of its Subsidiaries in effect on the date of the Arrangement Agreement;

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terminate, abandon, fail to diligently pursue any application for, fail to renew, cancel, waive, release, allow to expire or lapse, or transfer any material license, permits, Authorizations or registrations;

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make, amend, change or revoke any material Tax election or designation; settle or compromise any material Tax claim, assessment, reassessment, liability or controversy; change or amend any method of

Tax accounting which change is material to Corvus and its Subsidiaries, taken as a whole, including its methods of reporting income, deductions or accounting for income Tax purposes except as may be required by Law; amend any federal income Tax Return with respect to a material amount of Taxes; enter into any material agreement with a Governmental Entity with respect to Taxes; surrender any right to claim a material Tax abatement, reduction, deduction, exemption, credit or refund, or; consent to the extension or waiver of the limitation period applicable to any material Tax matter;
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make any “investment” (within the meaning of subsection 212.3(10) of the Tax Act) in a corporation that is not resident in Canada (within the meaning of the Tax Act), other than in the Ordinary Course consistent with past practice provided that Corvus first provides prior notice of such investment to the Purchaser and reasonably consults with the Purchaser as to the form and manner of such investment;

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unless requested by the Purchaser or as part of the Pre-Acquisition Reorganization, knowingly take any action or permit inaction or enter into any transaction that could reasonably be expected to have the effect of materially reducing or eliminating the amount of the tax cost “bump”, if any, pursuant to paragraphs 88(1)(c) and 88(1)(d) of the Tax Act in respect of the securities of any affiliates or Subsidiaries and other nondepreciable capital property owned by Corvus or any of its Subsidiaries on the date of the Arrangement Agreement, upon an amalgamation or winding-up of Corvus or any of its Subsidiaries (or any of their respective successors);

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adopt a plan of liquidation or resolution providing for its liquidation or dissolution;

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reorganize, recapitalize, restructure, amalgamate or merge with any other person;

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enter into, or resolve to enter into, any agreement that has the effect of creating a joint venture, partnership, shareholders’ agreement or similar relationship between Corvus or any of its Subsidiaries and another person or any agreement or arrangement regarding the control or management of the operations, or the appointment of governing bodies, of Corvus or any of its Subsidiaries;

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engage in any transaction with any director, officer or employee of Corvus or any of its Subsidiaries, any beneficial owner of 5% or more of the outstanding Corvus Shares (other than the Purchaser and its affiliates) or any director, officer or employee of such beneficial owner or any of their respective affiliates or associates;

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enter into an agreement that could result in the payment by Corvus or any of its Subsidiaries of a finder’s fee, success fee or other similar fee in connection with the Arrangement or the other transactions contemplated in the Arrangement Agreement, provided that the foregoing shall not prohibit Corvus from entering into an agreement with any dealer and proxy solicitation services firm for purposes of soliciting proxies in connection with the Arrangement; or

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authorize, agree, resolve or otherwise commit, whether or not in writing, to do any of the foregoing.

Corvus shall provide the Purchaser with any substantive applications, notices, filings, submissions, undertakings or other substantive correspondence provided to a Governmental Entity and/or Aboriginal Peoples, or any substantive communications received from a Governmental Entity or Aboriginal Peoples, in respect of any Authorizations that are not in place as of the date of the Arrangement Agreement and relate to any of the Projects and Corvus shall permit the Purchaser a reasonable opportunity to review in advance, and comment on, any such applications, notices, filings, submissions, undertakings or correspondence and agree to consider any Purchaser comments thereon in good faith. Corvus and its Subsidiaries will provide the Purchaser and its legal counsels and financial advisors with a reasonable opportunity to review in advance and comment on any proposed public disclosure of exploration results or other technical information prior to such disclosure and give reasonable consideration to any comments made by the Purchaser and its legal counsels and financial advisors.
In addition, if, on or after the date of the Arrangement Agreement, Corvus declares or pays any dividend or other distribution on the Corvus Shares prior to the Effective Time, the Consideration per Corvus Share shall be reduced by the amount of such dividends or distributions.
Covenants of Corvus Relating to the Arrangement
Corvus shall, and shall cause its Subsidiaries to, perform all obligations required to be performed by Corvus or any of its Subsidiaries under the Arrangement Agreement, co-operate with the Purchaser and do all such other acts and things as may be necessary or desirable in order to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by the Arrangement Agreement and without limiting the generality of the foregoing, Corvus shall and, where appropriate, shall cause each of its Subsidiaries to:
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use its commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from it relating to the Arrangement and to obtain and maintain all third-party or other consents, waivers, permits, exemptions, orders, approvals, notices, agreements, amendments or confirmations that are (A) necessary or advisable in connection with the Arrangement or (B) required in order to maintain the Material Contracts in full force and effect following completion of the Arrangement, in each case, on terms that are reasonably satisfactory to the Purchaser, and without paying, and without committing itself or the Purchaser to pay, any consideration or incur any liability or obligation without the prior written consent of the Purchaser;

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use its commercially reasonable efforts to, on prior written approval of the Purchaser, oppose, appeal, overturn, lift or rescind any injunction, restraining or other order, decree, judgment or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement and defend, or cause to be defended, any proceedings to which it or any of its Subsidiaries is a party or brought against it or any of its Subsidiaries or any of their respective directors or officers challenging or affecting the Arrangement or the Arrangement Agreement or the consummation of the transactions contemplated hereby;

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use its commercially reasonable efforts to secure the resignations and customary mutual releases (in a form satisfactory to the Purchaser, acting reasonably) of the directors of Corvus and its Subsidiaries, at the Purchaser’s request, and cause them to be replaced by persons nominated by the Purchaser effective as of the Effective Time;

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use its commercially reasonable efforts to satisfy all conditions precedent in the Arrangement Agreement and carry out the terms of the Interim Order and the Final Order applicable to it and complying promptly with all requirements imposed by Law on it or its Subsidiaries with respect to the Arrangement Agreement or the Arrangement; and

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not take any action, or refrain from taking any commercially reasonable action, or permit any action to be taken or not taken, which is inconsistent with the Arrangement Agreement or which would reasonably be expected to prevent, materially delay or otherwise impede the consummation of the Arrangement.

Corvus shall promptly notify the Purchaser in writing of:
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any Material Adverse Effect or any change, effect, event, development, occurrence, circumstance or fact which would reasonably be expected to have a Material Adverse Effect;

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unless prohibited by Law, any notice or other communication received by Corvus or any of its Subsidiaries from any person alleging that the consent (or waiver, permit, exemption, order, approval, agreement, amendment or confirmation) of such person (or another person) is or may be required in connection with the Arrangement Agreement or the Arrangement (including a copy of any such written notice or communication);

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unless prohibited by Law, any notice or other communication received by Corvus or any of its Subsidiaries from any supplier, marketing partner, customer, distributor, reseller or any counterparty to a Material Contract to the effect that such supplier, marketing partner, customer, distributor, reseller or counterparty is terminating or otherwise materially adversely modifying its relationship with Corvus or any of its Subsidiaries as a result of the Arrangement Agreement or the Arrangement (including a copy of any such written notice or communication);

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any notice or other communication from any person challenging or questioning Corvus’ (or any of its Subsidiaries’, as relevant) Good Mining Title to any Project Property (including a copy of such written notice or communication);

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any notice or other communication from any Governmental Entity (including any Securities Authority, other than Governmental Entities in connection with the Regulatory Approvals in connection with the

Arrangement Agreement or the Arrangement (and Corvus shall contemporaneously provide a copy of any such written notice or communication to the Purchaser); or
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any filing, actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting Corvus or any of its Subsidiaries or that relate to the Arrangement Agreement or the Arrangement.

With respect to Corvus’ tax year ended May 31, 2021 and any subsequent applicable tax periods ending on or before, or including, the Effective Date, Corvus shall provide, and after the Effective Time, the Guarantor and the Purchaser shall cause to be provided, the Shareholders with the statements and information (including, without limitation, a valid PFIC Annual Information Statement prepared in accordance with the provisions of Section 1295 of the Code and U.S. Treasury Regulations promulgated thereunder) necessary to enable the Shareholders to comply with all provisions of the Code with respect to “passive foreign investment companies” (as defined under Section 1297 of the Code), including but not limited to, making and complying with the requirements of a “Qualified Electing Fund” election pursuant to Section 1295 of the Code, with respect to Corvus.
Covenants of the Purchaser and the Guarantor Relating to the Arrangement
The Purchaser and the Guarantor shall perform all obligations required to be performed by the Purchaser and the Guarantor under the Arrangement Agreement, cooperate with Corvus in connection therewith, and do all such other commercially reasonable acts and things as may be necessary or desirable in order to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by the Arrangement Agreement and, without limiting the generality of the foregoing, the Purchaser and the Guarantor shall:
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cooperate with Corvus in connection with, and use its commercially reasonable efforts to assist Corvus to obtain all waivers, permits, exemptions, orders, approvals, notices, agreements, amendments or confirmations contemplated by the Arrangement Agreement, provided, however, that, notwithstanding anything to the contrary in the Arrangement Agreement, in connection with the foregoing, the Purchaser will not be required to pay or commit to pay any cash or other consideration, make any commitment or incur any liability or other obligation;

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use its commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from the Purchaser relating to the Arrangement required to be completed prior to the Effective Time;

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upon reasonable consultation with Corvus, use its commercially reasonable efforts to oppose, appeal, overturn, lift or rescind any injunction, restraining or other order, decree, judgment or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement and defend, or cause to be defended, any proceedings to which it is a party or brought against it or any of its respective directors or officers challenging or affecting the Arrangement or the Arrangement Agreement or the consummation of the transactions contemplated in the Arrangement Agreement;

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use its commercially reasonable efforts to satisfy all conditions precedent in the Arrangement Agreement and carry out the terms of the Interim Order and the Final Order applicable to it and complying promptly with all requirements imposed by Law on it with respect to the Arrangement Agreement or the Arrangement;

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promptly notify Corvus of any communication received by the Purchaser or the Guarantor from any person or Governmental Entity in connection with the Arrangement and any litigation threatened or commenced against or otherwise affecting the Purchaser or the Guarantor relating to the Arrangement;

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use its commercially reasonable efforts to, and shall use commercially reasonable efforts to cause its affiliates to, vote for (or cause to be voted) all of the Corvus Shares held by the Purchaser or its affiliates in favor of the election of each of the nominees as directors of the Corvus Board set forth in the proxy statement and information circular of Corvus, dated August 9, 2021; and

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not take any action, or refrain from taking any commercially reasonable action, or permit any action to be taken or not taken, which is inconsistent with the Arrangement Agreement or which would reasonably be expected to prevent, materially delay or otherwise impede the consummation of the Arrangement.

Covenants Relating to Regulatory Approvals
The parties shall, as promptly as practicable, prepare and file all necessary documents, registrations, statements, petitions, filings, notifications and applications for the Regulatory Approvals and use their commercially reasonable efforts to obtain and maintain, or replace if required by any relevant Governmental Entity, all Regulatory Approvals. With respect to the SARB Approval, the Purchaser or an affiliate thereof shall prepare and submit to the South African Reserve Bank an application within ten (10) business days after the date of the Arrangement Agreement. On September 28, 2021, the SARB approval was obtained.
Except to the extent the Purchaser determines otherwise, each party shall (A) as soon as possible after a Requesting Authority asserts jurisdiction over, or requests, a filing or submission relating to the Arrangement, and consistent with any Law, submit all filings, submissions, and other documents requested by such Requesting Authority to be filed or submitted on behalf of such party, and (B) respond as promptly as possible to any inquiries or requests received from such Requesting Authority for additional information or documentation.
Subject to Law, the parties shall cooperate with one another in connection with any filings or submissions pursuant to the foregoing, including providing one another with copies of all notices and information or other correspondence supplied to, filed with or received from any Governmental Entity (except for notices and information which a party reasonably considers to be confidential or sensitive, which such party shall provide on an “outside counsel only” basis).
Subject to Law, the parties shall cooperate with and keep one another fully informed on a timely basis as to the status of and the processes and proceedings relating to any actions taken pursuant to the foregoing, and shall promptly notify each other of any substantive communication (written or oral) from any Governmental Entity in respect of the Arrangement or the Arrangement Agreement, and shall not make any submissions or filings, participate in any meetings or any material conversations with any Governmental Entity in respect of any filings, investigations or other inquiries related to the Arrangement or the Arrangement Agreement unless it consults with the other parties in advance and, to the extent not precluded by such Governmental Entity, gives the other parties the opportunity to review drafts of any submissions or filings and agrees to consider those comments in good faith, or attend and participate in any substantive communications or meetings.
No party shall extend or consent to any extension of any applicable waiting or review period or enter into any agreement with a Governmental Entity not to consummate the transactions contemplated by the Arrangement Agreement, except with the prior written consent of the other parties.
If any objections are asserted with respect to the transactions contemplated by the Arrangement Agreement under any Law, or if any proceeding is instituted or threatened by any Governmental Entity challenging or which could lead to a challenge of any of the transactions contemplated by the Arrangement Agreement as not in compliance with Law, the parties shall use their commercially reasonable efforts, consistent with the terms of the Arrangement Agreement, to resolve such proceeding so as to allow the Effective Time to occur on or prior to the Outside Date.
The Company shall make available its Representatives, on the reasonable request of the Purchaser, to assist the Purchaser in obtaining the Regulatory Approvals, including by (i) making introductions and arranging meetings with key stakeholders and leaders of Governmental Entities and participating in those meetings, (ii) providing strategic input, including on any materials prepared for obtaining the Regulatory Approvals, and (iii) responding promptly to requests for support, documents, information, comments or input where reasonably requested by the Purchaser in connection with the Regulatory Approvals.
Despite anything to the contrary contained in the Regulatory Approvals section of the Arrangement Agreement, the Purchaser is under no obligation to take any steps or actions that would, in its sole discretion, materially affect or limit the Purchaser’s right or freedom to own, use or exploit its business, operations or assets or those of its affiliates, Corvus or Corvus’ Subsidiaries or to negotiate or agree to the sale, divestiture, transfer, license or other disposition by the Purchaser of its business, operations or assets or those of its affiliates, Corvus or Corvus’ Subsidiaries, or to any form of behavioral remedy including an interim or permanent hold separate order.

Covenants Relating to Access to Information and Confidentiality
Subject to certain exceptions and limitations, Corvus shall, and shall cause its Subsidiaries to, give the Purchaser and its officers, employees, agents, advisors, representatives, lenders and potential lenders: (a) upon reasonable notice, access during normal business hours to its and its Subsidiaries’ (i) premises, (ii) property and assets (including all books and records, whether retained internally or otherwise), (iii) Contracts, and (iv) officers, employees, independent auditors, advisors, representatives and agents; and (b) such financial and operating data or other information with respect to the assets or business of Corvus as the Purchaser from time to time reasonably requests, including for the purpose of facilitating integration planning. Investigations made by or on behalf of the Purchaser will not waive, diminish the scope of, or otherwise affect any representation or warranty made by Corvus in the Arrangement Agreement. Without limiting the generality of the provisions of the Confidentiality Agreement, the Purchaser acknowledges that all information provided to it under the Arrangement Agreement, or otherwise pursuant to the Arrangement Agreement or in connection with the transactions contemplated in the Arrangement Agreement, is subject to the Confidentiality Agreement, which will remain in full force and effect in accordance with its terms notwithstanding any other provision of the Confidentiality Agreement, the Arrangement Agreement or any termination of the Arrangement Agreement. If any provision of the Arrangement Agreement otherwise conflicts or is inconsistent with any provision of the Confidentiality Agreement, the provisions of the Arrangement Agreement will supersede those of the Confidentiality Agreement but only to the extent of the conflict or inconsistency and all other provisions of the Confidentiality Agreement will remain in full force and effect.
Covenants Relating to Pre-Acquisition Reorganization
Subject to certain exceptions and limitations, Corvus agrees that, upon request of the Purchaser, Corvus shall (i) perform such reorganizations of its corporate structure, capital structure, business, operations and assets or such other transactions as the Purchaser may request, acting reasonably (each, a “Pre-Acquisition Reorganization”), and (ii) cooperate with the Purchaser and its advisors to determine the nature of the Pre-Acquisition Reorganizations that might be undertaken and the manner in which they would most effectively be undertaken, so long as with respect to any such Pre-Acquisition Reorganization, the Pre-Acquisition Reorganization:
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can be completed prior to the Effective Date, and can be unwound in the event the Arrangement is not consummated without adversely affecting Corvus in any material manner;

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is not prejudicial to Corvus in any material respect;

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does not require Corvus to obtain the approval of Securityholders or proceed absent any required consent of any third party (including any Regulatory Approval), other than those approvals required to consummate the Arrangement and the other transactions contemplated thereby;

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does not result in any material breach by Corvus or any of its Subsidiaries of any Contract, Regulatory Approval, organizational documents or applicable Law;

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result in any additional Taxes being imposed on, or any adverse Tax or other consequences to, any Shareholder as compared to the Arrangement;

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does not unreasonably interfere with Corvus’ material operations prior to the Effective Time; and

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does not prevent the consummation of, or impair the ability of Corvus to consummate, and will not materially delay the consummation of, the Arrangement.

Planning for and implementation of any such Pre-Acquisition Reorganization shall not be considered a breach of any covenant under the Arrangement Agreement and shall not be considered in determining whether a representation or warranty of Corvus under the Arrangement Agreement has been breached. Corvus shall not be liable for the failure of the Purchaser to benefit from any anticipated Tax efficiency as a result of a Pre-Acquisition Reorganization.
Covenants Relating to Public Communications
The Parties have agreed to co-operate in the preparation of presentations, if any, to the Securityholders or other persons regarding the Arrangement. A party must not issue any press release or make any other public statement or disclosure with respect to the Arrangement Agreement or the Arrangement without the consent of the other Parties (which consent shall not be unreasonably withheld, conditioned or delayed).
Covenants Relating to Notice and Cure Provisions
Corvus and the Purchaser shall promptly notify the other party of the occurrence, or failure to occur, of any event or state of facts which occurrence or failure would, or would reasonably likely to:
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cause any of the representations or warranties of such Party contained in the Arrangement Agreement to be untrue or inaccurate in any material respect at any time from the date of the Arrangement Agreement to the Effective Time; or

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result in the failure, in any material respect, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such Party under the Arrangement Agreement.

Covenants Relating to Insurance and Indemnification
Subject to certain exceptions and limitations, Corvus shall purchase customary “tail” policies of directors’ and officers’ liability insurance providing protection no less favorable in the aggregate to the protection provided by the policies maintained by Corvus and its Subsidiaries which are in effect immediately prior to the Effective Date and providing protection for a period of six (6) years from the Effective Date with respect to claims arising from facts or events which occurred on or prior to the Effective Date and the Purchaser shall, or shall cause Corvus and its Subsidiaries to, maintain such tail policies in effect without any reduction in scope or coverage for six (6) years from the Effective Date; provided that the Purchaser shall not be required to pay any amounts in respect of such coverage prior to the Effective Time; and provided further that the cost of such policies shall not exceed 250% of Corvus’ current annual aggregate premium for policies currently maintained by Corvus or its Subsidiaries.
Covenants Regarding Stock Exchange Delisting and Deregistration
To the extent requested by the Purchaser, prior to the Effective Time, Corvus shall cooperate with the Purchaser and use its commercially reasonable efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and the rules and policies of the TSX or the Nasdaq Capital Market, as applicable, to enable the delisting by Corvus of the Corvus Shares from the TSX and the Nasdaq Capital Market and the deregistration of the Corvus Shares under the Exchange Act as promptly as practicable after the Effective Time.
Additional Covenants Regarding Non-Solicitation
Corvus shall not, and shall cause its Subsidiaries not to, directly or indirectly, through any officer, director, employee, consultant, independent contractor, representative (including any financial or other advisor) or agent of Corvus or of any of its Subsidiaries (collectively “Representatives”), and shall not permit any such person to:
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solicit, assist, initiate, encourage or otherwise knowingly facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, books or records of Corvus or any of its Subsidiaries or entering into any form of agreement, arrangement or understanding) any inquiry, proposal or offer that constitutes, or may reasonably be expected to constitute or lead to, an Acquisition Proposal;

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enter into or otherwise engage or participate in any discussions or negotiations with any person (other than the Purchaser and its affiliates) regarding any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to, an Acquisition Proposal; provided that Corvus may (i) advise any person of the restrictions of the Arrangement Agreement; and (ii) advise any person making an Acquisition Proposal that the Corvus Board has determined that such Acquisition Proposal does not constitute a Superior Proposal, in each case, if, in so doing, no other information that is prohibited from being communicated under the Arrangement Agreement is communicated to such person;

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make a Change in Recommendation;

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accept, approve, endorse or recommend, or publicly propose to accept, approve, endorse or recommend, or take no position or remain neutral with respect to, any Acquisition Proposal (it being understood that publicly taking no position or a neutral position with respect to an Acquisition Proposal for a period of no more than five (5) business days following the formal announcement or public disclosure of such Acquisition Proposal will not be considered to be in violation of this section provided that the Corvus Board has rejected such Acquisition Proposal and affirmed the Corvus Board Recommendation before the end of such five (5) business day period (or in the event that Special Meeting is scheduled to occur within such five (5) business day period, before the third business day prior to Special Meeting));

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enter into any Contract or agreement in principle requiring or expressly contemplating Corvus to abandon, terminate or fail to consummate the Arrangement or any other transactions contemplated by the Arrangement Agreement or to breach its obligations hereunder; or

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accept or enter into or publicly propose to accept or enter into any agreement, understanding or arrangement in respect of an Acquisition Proposal other than as permitted in this Article 5, including by entering into a confidentiality agreement.

Corvus shall, and shall cause its Subsidiaries and its and their respective Representatives to, immediately cease and terminate, and cause to be terminated, any solicitation, encouragement, discussion, negotiations, or other activities commenced prior to the date of the Arrangement Agreement with any person (other than the Purchaser and its affiliates) with respect to any inquiry, proposal or offer that constitutes, or may reasonably be expected to constitute or lead to, an Acquisition Proposal, and in connection with such termination shall:
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promptly discontinue access to and disclosure of all information, including the Data Room and any confidential information, properties, facilities, books and records of Corvus or any of its Subsidiaries; and

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within five (5) business days after the date of the Arrangement Agreement, request, and exercise all rights it has to require, (i) the return or destruction of all copies of any confidential information regarding Corvus or any of its Subsidiaries provided to any person (other than the Purchaser, its affiliates or any of their Representatives), and (ii) the destruction of all material including or incorporating or otherwise reflecting such confidential information regarding Corvus or any of its Subsidiaries, to the extent that such information has not previously been returned or destroyed, using its commercially reasonable efforts to ensure that such requests are fully complied with.

Corvus represents and warrants that Corvus has not waived any confidentiality, standstill, use of information, permitted purpose or similar restriction or covenant contained in a confidentiality or similar agreement which is currently in force to which Corvus or any of its Subsidiaries is a Party with any person (other than the Guarantor or its affiliates), and covenants and agrees that (i) Corvus shall take all necessary action to enforce each such confidentiality, standstill, use of information, permitted purpose or similar restriction or covenant contained in a confidentiality or similar agreement to which Corvus or any of its Subsidiaries is a party, and (ii) neither Corvus, nor any of its Subsidiaries nor any of their respective Representatives have released or will, without the prior written consent of the Purchaser (which may be withheld or delayed in the Purchaser’s sole and absolute discretion), release any person from, or waive, amend, suspend or otherwise modify such person’s obligations respecting Corvus, or any of its Subsidiaries, under any confidentiality, standstill, use of information, permitted purpose or similar restriction or covenant contained in a confidentiality or similar agreement to which Corvus or any of its Subsidiaries is a party (it being acknowledged by the Purchaser that the automatic termination or release of any standstill restrictions of any such agreements as a result of entering into and announcing the Arrangement Agreement shall not be a violation of this provision.
Notification of Acquisition Proposals
If Corvus or any of its Subsidiaries or any of their respective Representatives, receives (orally or in writing) any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to an Acquisition Proposal, or any request for copies of, access to, or disclosure of, confidential information relating to Corvus or any Subsidiary in connection with an Acquisition Proposal, including but not limited to information, access, or disclosure relating to the properties, facilities, books or records of Corvus or any

Subsidiary, Corvus shall promptly notify the Purchaser, at first orally, and then as soon as practicable and in any event within 24 hours in writing, of such Acquisition Proposal, inquiry, proposal, offer or request, including a description of its material terms and conditions, the identity of all persons making the Acquisition Proposal, inquiry, proposal, offer or request, and shall provide the Purchaser with copies of all written documents, material or substantive correspondence or other material received in respect of, from or on behalf of any such person. Corvus shall keep the Purchaser fully informed on a current basis of the status of developments and (to the extent permitted by the Arrangement Agreement) negotiations with respect to any Acquisition Proposal, inquiry, proposal, offer or request, including any changes, modifications or other amendments to any such Acquisition Proposal, inquiry, proposal, offer or request and shall provide to the Purchaser copies of all material or substantive correspondence if in writing or electronic form, and if not in writing or electronic form, a description of the material terms of such correspondence communicated to Corvus by or on behalf of any person making any such Acquisition Proposal, inquiry, proposal, offer or request.
Responding to Acquisition Proposals
Notwithstanding the above limitations, if at any time prior to obtaining the approval by the Securityholders of the Arrangement Resolution, Corvus receives a written Acquisition Proposal, Corvus may engage in or participate in discussions or negotiations with such person regarding such Acquisition Proposal, and may provide copies of, access to or disclosure of information, properties, facilities, books or records of Corvus or its Subsidiaries, if and only if:
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the Corvus Board first determines in good faith, after consultation with its financial advisors and its outside legal counsel, that such Acquisition Proposal constitutes or would reasonably be expected to constitute or lead to a Superior Proposal;

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such person was not restricted from making such Acquisition Proposal pursuant to an existing agreement containing confidentiality, standstill, non-disclosure, use of information, permitted purpose or similar restriction or covenants;

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Corvus has been, and continues to be, in compliance with the obligations regarding non-solicitation under the Arrangement Agreement (other than de minimis breaches);

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prior to providing any such copies, access, or disclosure, Corvus enters into an Acceptable Confidentiality Agreement with such person and any such copies, access or disclosure provided to such person shall have already been (or simultaneously be) provided to the Purchaser; and

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prior to providing any such copies, access or disclosure, Corvus promptly provides the Purchaser with a true, complete and final executed copy of the Acceptable Confidentiality Agreement.

Nothing contained in the Arrangement Agreement shall prohibit the Corvus Board from making disclosure to Securityholders as required by applicable Laws in response to an Acquisition Proposal (including by responding to an Acquisition Proposal in a directors’ circular), provided that neither the Corvus Board or any committee thereof shall be permitted to make a Change in Recommendation in response to an Acquisition Proposal other than as permitted by the non-solicitation provisions of the Arrangement Agreement.
The Arrangement Agreement defines “Superior Proposal” as follows: any unsolicited bona fide written Acquisition Proposal from a person who is an arm’s-length third party to acquire not less than all of the outstanding Corvus Shares not beneficially owned by the person making such Acquisition Proposal or all or substantially all of the assets of Corvus on a consolidated basis that: (a) complies with Securities Laws in all material respects and did not result from or involve a breach of the Arrangement Agreement; (b) is reasonably capable of being completed in accordance with its terms, without undue delay, taking into account all financial, legal, regulatory and other aspects of such Acquisition Proposal and the person making such Acquisition Proposal; (c) is not subject to any financing contingency and in respect of which it has been demonstrated to the satisfaction of the Corvus Board, acting in good faith, that adequate arrangements have been made to ensure that the required funds will be available to effect payment in full for all of the Corvus Shares or assets, as the case may be; (d) is not subject to any due diligence and/or access condition; and (e) the Corvus Board determines, in its good faith judgment, after receiving the advice of its outside legal counsels and financial advisors and after taking into account all the terms and conditions of the Acquisition Proposal, including all legal, financial, regulatory and other aspects of such Acquisition Proposal and the person making such Acquisition Proposal, would, if consummated in accordance with its terms, but without assuming away the risk of non-completion, result in a transaction which is more favorable, from a financial point of view, to the Shareholders than the Arrangement (including any amendments to the terms and conditions of the Arrangement proposed by the Purchaser).
Right to Match
If Corvus receives an Acquisition Proposal that constitutes a Superior Proposal prior to the approval of the Arrangement Resolution by the Securityholders, the Corvus Board may, subject to compliance with the Arrangement Agreement, make a Change in Recommendation and enter into a definitive agreement with respect to such Acquisition Proposal, if and only if:
•
the person making the Acquisition Proposal was not restricted from making such Acquisition Proposal pursuant to confidentiality, standstill, use of information, permitted purpose or similar restriction or covenant in an existing confidentiality or similar agreement;

•
Corvus has been, and continues to be, in compliance with its obligations under the non-solicitation provisions set forth above (other than de minimis breaches);

•
Corvus has delivered to the Purchaser the Superior Proposal Notice;

•
Corvus has provided the Purchaser a copy of the proposed definitive agreement for such Acquisition Proposal and all supporting materials, including any financing documents supplied to Corvus in connection therewith;

•
at least five (5) business days comprising the Matching Period have elapsed from the date that is the later of the date on which the Purchaser received the Superior Proposal Notice and all of the materials required above;

•
during any Matching Period, the Purchaser has the right (but not the obligation), in accordance with the Arrangement Agreement, to offer to amend the Arrangement Agreement and the Arrangement in order for such Acquisition Proposal to cease to be a Superior Proposal;

•
if the Purchaser has offered to amend the Arrangement Agreement and the Arrangement, the Corvus Board has determined in good faith, after consultation with its outside legal counsels and financial advisors, that such Acquisition Proposal continues to constitute a Superior Proposal compared to the terms of the Arrangement as proposed to be amended by the Purchaser;

•
the Corvus Board has determined in good faith, after consultation with Corvus’ outside legal counsel that it is necessary for the Corvus Board to enter into a definitive agreement with respect to such Acquisition Proposal in order to properly discharge its fiduciary duties; and

•
prior to or concurrently with entering into such definitive agreement with respect to such Acquisition Proposal, Corvus terminates the Arrangement Agreement and pays the Termination Fee.

During the Matching Period, or such longer period as Corvus may approve in writing for such purpose:
•
the Purchaser shall have the right (but not the obligation) to offer to amend the Arrangement Agreement and the Arrangement;

•
the Corvus Board shall review any offer made by the Purchaser to amend the terms of the Arrangement Agreement and the Arrangement in good faith in order to determine, after consultation with Corvus’ legal counsels and financial advisors, whether such offer made by the Purchaser would, upon acceptance, result in the Acquisition Proposal previously constituting a Superior Proposal ceasing to be a Superior Proposal; and

•
Corvus shall negotiate in good faith with the Purchaser to make such amendments to the terms of the Arrangement Agreement and the Arrangement as would enable the Purchaser to proceed with the transactions contemplated by the Arrangement Agreement on such amended terms. If the Corvus Board determines that such Acquisition Proposal would cease to be a Superior Proposal following the offer made by the Purchaser, Corvus shall promptly so advise the Purchaser and Corvus and the

Purchaser shall amend the Arrangement Agreement to reflect such offer made by the Purchaser, and shall take and cause to be taken all such actions as are necessary to give effect to the foregoing.
Each successive amendment to any Acquisition Proposal that results in an increase in, or modification of, the consideration to be received by the Shareholders (other than the AGA Group) or any other amendment to such Acquisition Proposal shall constitute a new Acquisition Proposal, and the Purchaser shall be afforded a new five (5) business day Matching Period from the later of the date on which the Purchaser received the new Superior Proposal Notice and definitive agreement for such Acquisition Proposal (and supporting materials) for the new Superior Proposal from Corvus.
The Corvus Board shall promptly reaffirm the Board Recommendation by press release after any Acquisition Proposal which is not determined to be a Superior Proposal is publicly announced or publicly disclosed, or the Corvus Board determines that a proposed amendment to the terms of the Arrangement Agreement would result in an Acquisition Proposal no longer being a Superior Proposal.
If Corvus provides a Superior Proposal Notice to the Purchaser after a date that is less than seven (7) business days before the Special Meeting, Corvus shall be entitled to, and the Purchaser and the Guarantor shall be entitled to require Corvus to, adjourn or postpone the Special Meeting to a date that is not more than fifteen (15) business days after the scheduled date of the Special Meeting but in any event the Special Meeting shall not be postponed to a date which would prevent the Effective Date from occurring on or prior to the Outside Date.
Termination of the Arrangement Agreement
The Arrangement Agreement contains mutual termination rights for both Corvus and the Purchaser, including a right to terminate (i) if the necessary approvals are not obtained at the Special Meeting, (ii) any law is enacted that prohibits or makes the consummation of the Arrangement illegal or otherwise permanently prohibits or enjoins Corvus or the Purchaser from consummating the Arrangement and the party seeking to terminate the Arrangement Agreement has taken commercially reasonable efforts to appeal or overturn such Law, or (iii) if the Arrangement is not completed by the Outside Date, unless otherwise extended pursuant to the terms of the Arrangement Agreement.
The Arrangement Agreement contains termination rights for Corvus, including a right to terminate (i) for a breach of any representation and warranty or failure to perform any covenant on the part of the Purchaser, subject to certain qualifications, (ii) if prior to obtaining the approval of the Securityholders, Corvus accepts a Superior Proposal, or (iii) if the SARB approval has not been obtained by the Outside Date.
The Arrangement Agreement contains termination rights for the Purchaser, including a right to terminate (i) for a breach of any representation and warranty or failure to perform any covenant on the part of Corvus, subject to certain qualifications, (ii) prior to obtaining the approval of the Arrangement Resolution, the Corvus Board or a committee of the Corvus Board fails to unanimously recommend or withdraws, amends, modifies or qualifies, publicly proposes or states its intention to do so in each case in a manner that is adverse to the Purchaser, or fails to publicly reaffirm (without qualification) within two (2) business days after having been requested in writing by the Purchaser to do so, the Board Recommendation, or takes no position or a neutral position with respect to an Acquisition Proposal for more than five (5) business days after an Acquisition Proposal has been publicly announced or otherwise publicly disclosed (or in the event that the Special Meeting is scheduled to occur within such five (5) business day period, prior to the third business day prior to the Special Meeting), or accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend an Acquisition Proposal, or enters into a written agreement (other than an Acceptable Confidentiality Agreement permitted by and in accordance with the Arrangement Agreement) with respect to an Acquisition Proposal, (any of the foregoing, a “Change in Recommendation”), or Corvus breaches Article 5 of the Arrangement Agreement in any material respect, or the Corvus Board or any committee of the Corvus Board resolves or proposes to take any of the foregoing actions, or (iii) if a Material Adverse Effect has occurred.
Termination Fees and Expenses
Corvus will pay a termination fee of C$19 million to the Guarantor under certain circumstances, including (i) if the Purchaser terminates the Arrangement Agreement due to the Corvus Board or a committee of the Corvus Board, prior to obtaining the approval of the Securityholders at the Special Meeting, failing to unanimously recommend or withdrawing, amending, modifying or qualifying, in a manner that is adverse to the Purchaser, its recommendation that the Securityholders vote in favor of the Arrangement at the Special Meeting, or Corvus breaching its non-solicitation covenant in any material respect, (ii) if Corvus terminates the Arrangement Agreement in connection with it pursuing a Superior Proposal or (iii) if either Corvus or the Purchaser terminates the Arrangement Agreement for failure to obtain the necessary approvals at the Special Meeting or if the Effective Time has not occurred on or prior to the Outside Date, or if the Purchaser terminates the Arrangement Agreement as a result of Corvus’ breach of a representation or warranty by Corvus or failure of Corvus to perform its covenants under the Arrangement Agreement, subject to such breach or failure being due to Corvus’ willful breach or fraud, provided that prior to such termination: (A) the Purchaser has obtained the SARB approval, (B) an Acquisition Proposal (for the purposes of the foregoing, references to “20% or more” in the definition of “Acquisition Proposal” in the Arrangement Agreement is deemed to be “50% or more”) has been publicly made to Corvus (or any of its Subsidiaries or any of their respective representatives) and not withdrawn prior to the Special Meeting, and (C) within 365 days following the date of such termination, an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in clause (B) above) is consummated or effected, or Corvus (or any of its Subsidiaries) enters into a contract in respect of an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in clause (B) above) and such Acquisition Proposal is later consummated or effected (whether or not within 365 days after such termination).
In relation to certain termination rights, Corvus has agreed to reimburse the Guarantor’s out-of-pocket third-party transaction expenses incurred in connection with the Arrangement up to a maximum of C$4 million. Additionally, if the Arrangement Agreement is terminated by Corvus as a result of the Purchaser failing to obtain the SARB approval prior to the Outside Date, the Purchaser has agreed to pay Corvus’ out-of-pocket third-party transaction expenses incurred in connection with the Arrangement up to a maximum of C$4 million. On September 28, 2021, the SARB approval was obtained.
Except as provided in the Arrangement Agreement, all out-of-pocket third-party transaction expenses incurred in connection with the Arrangement Agreement and the Plan of Arrangement, including all costs, expenses and fees of Corvus incurred prior to or after the Effective Time in connection with, or incidental to, the Plan of Arrangement, shall be paid by the Party incurring such expenses, whether or not the Arrangement is consummated.
Amendments
The Plan of Arrangement and the Arrangement Agreement may, at any time and from time to time before or after the holding of the Special Meeting but not later than the Effective Time, be amended by mutual written agreement of the parties, without further notice to or authorization on the part of the Securityholders, and any such amendment may, subject to the Interim Order and the Final Order and Laws, without limitation:
•
change the time for performance of any of the obligations or acts of the parties;

•
modify, or waive compliance with any inaccuracies with respect to, any representation or warranty contained in the Arrangement Agreement or in any document delivered pursuant to the Arrangement Agreement;

•
modify or waive compliance with any of the covenants contained in the Arrangement Agreement and waive or modify performance of any of the obligations of the Parties; and/or

•
modify or waive compliance with any conditions contained in the Arrangement Agreement,

provided, however, that no such amendment may reduce or materially affect the Consideration under the Arrangement without their approval at the Special Meeting or, following the Special Meeting, without their approval given in the same manner as required by applicable Laws for the approval of the Arrangement as may be required by the Court.
AGREEMENTS INVOLVING CORVUS SHARES
Voting Agreements
In connection with the Arrangement Agreement, all of the Supporting Shareholders entered into the Voting Agreements on September 13, 2021 whereby each Supporting Shareholder agreed to vote all of the

Subject Securities (as defined below) in favor of approving, consenting to, ratifying and adopting the Arrangement Resolution and the transactions contemplated by the Arrangement Agreement, and any actions required for the consummation of such transactions; and any proposal to adjourn or postpone the applicable meeting to a later date if (and only if) there are not sufficient votes for approval of the Arrangement Agreement and any other transactions related thereto as set forth in this Circular on the date on which such Special Meeting is held.
In addition, each Supporting Shareholder has agreed that they will not, from the date of the Voting Agreement until its termination in accordance with its terms (the “Expiry Time”):
•
option, transfer, sell, gift, pledge, hypothecate, encumber, or otherwise dispose of any of the Subject Securities, or enter into any agreement, arrangement or understanding in connection therewith, other than pursuant to the Arrangement or to one or more corporations directly or indirectly wholly owned by the Supporting Shareholder without affecting beneficial ownership or control or direction over the Subject Securities, (provided that the Supporting Shareholder may still exercise any of its Corvus Options for Corvus Shares, with such Corvus Shares remaining subject to the Voting Agreement), except with the prior written consent of the Guarantor and Purchaser;

•
other than as set forth in the Voting Agreement, grant or agree to grant any proxies or powers of attorney or other authorization or consent, deliver any voting instruction form, deposit any Subject Securities into a voting trust or pooling agreement, or enter into a voting agreement, commitment, understanding or arrangement, oral or written, with respect to the voting of any Subject Securities;

•
requisition or join in the requisition of any meeting of any of the Shareholders for the purpose of considering any resolution; or

•
knowingly, directly or indirectly, take or cause the taking of any other action that would restrict, limit or interfere with the performance of the Supporting Shareholder’s obligations hereunder or the transactions contemplated hereby, excluding any bankruptcy filing, subject, in each case, to Supporting Shareholder’s obligations to comply with redemption requests and fulfill any other obligations in accordance with the terms and conditions of its applicable fund documents.

Each Supporting Shareholder has further agreed that, until the Expiry Time:
•
they will revoke and take all steps necessary to effect the revocation of any and all previous proxies granted or voting instruction forms or other voting documents delivered that may conflict or be inconsistent with the matters set forth in the Voting Agreement and agrees not to, directly or indirectly, grant or deliver any other proxy, power of attorney or voting instruction form with respect to the matters set forth in the Voting Agreement except as expressly required or permitted by the Voting Agreement;

•
at any meeting of shareholders of Corvus or in any other circumstances upon which a vote, consent or other approval of all or some of the Shareholders is sought (including by written consent in lieu of a meeting), cause his or her Corvus Shares to be counted as present for purposes of establishing quorum and shall vote (or cause to be voted) his or her Corvus Shares against any Acquisition Proposal and/or any matter that could reasonably be expected to delay, prevent, impede or frustrate the successful completion of the Arrangement and each of the transactions contemplated by the Arrangement Agreement;

•
they will not, and will ensure that their affiliates do not, (i) solicit proxies or become a participant in a solicitation in opposition to or competition with the Guarantor or the Purchaser in connection with the Arrangement, (ii) assist any person in taking or planning any action that would compete with, restrain or otherwise serve to interfere with or inhibit the Guarantor or the Purchaser in connection with the Arrangement, (iii) become a member of a “group” (as that term is used in Section 13(d) of the U.S. Exchange Act) or otherwise act jointly or in concert with others with respect to any Corvus Shares or any other voting securities of Corvus for the purpose of opposing or competing with or knowingly taking any actions inconsistent with the Guarantor or the Purchaser in connection with the Arrangement or any of the transactions contemplated by the Arrangement Agreement, (iv) take any action to contest, oppose or interfere with Corvus’ application pursuant to Section 291 of the BCBCA for the Interim Order or the Final Order or to otherwise contest or oppose the Arrangement before any

Securities Authority or other Governmental Entity, (v) solicit, assist, initiate, encourage or otherwise facilitate any inquiry, proposal or offer that constitutes or may reasonably be expected to lead to, an Acquisition Proposal, (vi) participate in any discussions or negotiations with any person (other than the Guarantor and the Purchaser or any of their affiliates) regarding any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to an Acquisition Proposal, (vii) accept or enter into, or publicly propose to accept or enter into, any letter of intent, agreement, arrangement or understanding related to any Acquisition Proposal, or (viii) cooperate in any way with, assist or participate in, knowingly encourage or otherwise facilitate or encourage any effort or attempt by any other person to do or seek to do any of the foregoing;
•
they will promptly notify the Purchaser and the Guarantor if they receive or otherwise become aware of any inquiry, proposal or offer that constitutes, or could reasonably be expected to constitute or lead to an Acquisition Proposal, including material terms and conditions of, and the identity of the person making, the Acquisition Proposal, inquiry, proposal, offer or request, and shall provide the Purchaser and the Guarantor copies of all material documents, material correspondence and other materials received from or on behalf of such person;

•
they waive and agree not to exercise any rights of appraisal or rights to dissent in respect of the Arrangement that Supporting Shareholder may have, and the Supporting Shareholder will ensure that no beneficial owner of Subject Securities will exercise any rights of appraisal or rights to dissent in respect of the Arrangement that Supporting Shareholder may have;

•
they will not, and will ensure that no beneficial owner of Subject Securities will: (i) commence or join in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against the Guarantor or the Purchaser or any of their respective representatives or successors (x) challenging the validity of, or seeking to enjoin the operation of, any provision of the Voting Agreement or (y) alleging a breach of any fiduciary duty of any person in connection with the negotiation and entry into the Arrangement Agreement; or (ii) take any other action of any kind that would reasonably be regarded as likely to adversely affect, reduce the success of, materially delay or interfere with the completion of the Arrangement or the transactions contemplated by the Arrangement Agreement;

•
at the request of the Guarantor or Purchaser, the Supporting Shareholder will, and will cause each of its applicable affiliates to, in each case, use commercially reasonable efforts in such person’s capacity as a shareholder of Corvus, to assist Corvus, the Guarantor and the Purchaser to successfully complete the Arrangement and the other transactions contemplated by the Arrangement Agreement and the Voting Agreement, including, without limitation, cooperating with the Guarantor, the Purchaser and Corvus to make all requisite regulatory filings; provided that the Supporting Shareholder will not be obligated to incur any expense in providing such cooperation, including by participating in any claim, action, suit, proceeding or investigation whether civil, criminal, administrative, or investigative;

•
deliver, or cause to be delivered, to Corvus’ transfer agent, or otherwise directed by the Purchaser, after receipt of the proxy circular and other proxy materials for, and not less than ten (10) business days before the date of any meeting, a duly executed proxy (or voting instruction form or other similar voting document, as applicable) directing that the Subject Securities be voted at such meeting in favor of the Arrangement Resolution, the Arrangement Agreement and any actions required in furtherance of the Arrangement, and provide copies of all such documents to the Purchaser and provide notice to the Purchaser when the Subject Securities have been so voted; and

•
except as required by law or applicable stock exchange requirements, will not, and will ensure that its affiliates do not, make any public announcement or statements with respect to the transactions contemplated or pursuant to the Arrangement Agreement without the prior written approval of the Guarantor and Purchaser.

Under the Voting Agreements, “Subject Securities” means Corvus Securities listed on Schedule A to the Voting Agreement and any Company Securities acquired directly or indirectly by the Supporting Shareholder or any of its affiliates subsequent to the date of the Voting Agreement, and includes all securities which such Company Securities may be converted into, exchanged for or otherwise changed into and all securities which may be converted into, changed or exercised for or otherwise changed into Company Securities in respect of which voting is or may become subsequent to the date of the Voting Agreement, directly or indirectly, controlled or directed by the Supporting Shareholder or any of its affiliates.
If any of the Subject Securities are held though a nominee, corporation, trust or other legal entity, including but not limited to a broker or other financial intermediary, over which a Supporting Shareholder has control as defined in the legislation governing the ownership of the property of such nominee, corporation, trust or other legal entity (either alone or in conjunction with any other person), each Supporting Shareholder will vote or will cause to be voted such Subject Securities and exercise his or her power and authority to ensure that the Voting Agreement is complied with by such nominee, corporation, trust or other legal entity.
The Voting Agreements will automatically terminate on the first to occur of:
(a)
the mutual agreement in writing of the Parties;

(b)
written notice by the Supporting Shareholder to the Guarantor and the Purchaser if without the prior written consent of the Supporting Shareholder, there is any decrease in the amount of, or change in the form of, Consideration set out in the Arrangement Agreement; provided, that at the time of such termination, the Supporting Shareholder is not in material default in the performance of its obligations under the Voting Agreement;

(c)
written notice by the Supporting Shareholder if: (i) any of the representations and warranties of the Guarantor and the Purchaser in the Arrangement Agreement shall not be true and correct in all material respects; or (ii) the Guarantor and the Purchaser shall not have complied with its covenants to the Supporting Shareholder contained in the Voting Agreement in all material respects;

(d)
the date, if any, that the Arrangement Agreement is terminated in accordance with its terms, including, without limitation, in connection with a Superior Proposal being accepted by the Corvus Board; and

(e)
the Effective Time.

In the event that a Voting Agreement terminates in accordance with the above terms of the Voting Agreement, no party will have liability to any other party, except in respect of a breach of any covenant, agreement or obligation under the Voting Agreement, or a misrepresentation in the Voting Agreement occurring prior to such termination.
Under the terms of the Voting Agreements with Supporting Shareholders who are directors or officers of Corvus, the parties agreed that nothing in the applicable Voting Agreement is intended to restrict or limit the applicable Supporting Shareholder from taking any action required in connection with his or her fiduciary duties as a director or officer of Corvus.
As of September 13, 2021 (the date on which the Arrangement was announced), the parties to the Voting Agreements owned approximately 28.1% of the outstanding Subject Securities that are eligible to vote in the majority-of-the-minority vote and the parties to the Voting Agreements owned approximately 34.7% of all outstanding Subject Securities.
The Form of Voting Agreement has been filed on SEDAR under Corvus’ profile and is attached hereto as Appendix I. All of the Voting Agreements have been filed with the SEC and on EDGAR as Exhibits 99.17 to 99.30 to the AGA Group’s Schedule 13D/A filed on September 17, 2021.
PROVISIONS FOR UNAFFILIATED STOCKHOLDERS
No provision has been made (i) to grant Corvus’ unaffiliated shareholders access to the corporate files of Corvus, any other party to the Arrangement or any of their respective affiliates, or (ii) to obtain counsel or appraisal services at the expense of Corvus, or any other such party or affiliate.
IMPORTANT INFORMATION ABOUT CORVUS
General Corporate Information
We were incorporated under the BCBCA with the name “Corvus Gold Inc.” on April 13, 2010 as a wholly owned subsidiary of ITH, with an authorized capital consisting of an unlimited number of Corvus

Shares. Pursuant to the corporate spin-out of Corvus from ITH by way of a plan of arrangement among ITH, the shareholders of ITH and Corvus under the BCBCA, effective August 26, 2010, Corvus was spun out as a separate and independent public company, and each shareholder of ITH received one-half of a Corvus Share.
We are a reporting issuer under Canadian securities laws in each of the Provinces of British Columbia, Alberta and Ontario and the Corvus Shares are listed and posted for trading on the TSX and the Nasdaq Capital Market, in each case under the trading symbol “KOR”.
Our head office is located at Suite 1750 – 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8, and our registered and records office is located at Suite 2200, HSBC Building, 885 West Georgia Street, Vancouver, British Columbia, Canada V6C 3E8.
We are an exploration-stage company engaged in the acquisition, exploration and development of mineral properties. We currently hold or have the right to acquire interests in the North Bullfrog Property and the Motherlode Property, each located in Nevada. We are in the exploration stage as our properties have not yet reached commercial production and our properties are not beyond the preliminary exploration stage. All work presently planned by Corvus is directed at defining mineralization and increasing understanding of the characteristics of, and economics of, that mineralization.
Prior Public Offerings
On October 10, 2019, Corvus closed a public bought deal equity financing and issued 11,500,000 Corvus Shares at a price of C$2.00 per Corvus Share for gross proceeds of C$23,000,000. The offering was conducted pursuant to a prospectus supplement to Corvus’ base shelf prospectus and shelf registration statement on Form S-3 (No. 333-229516).
Corvus entered into an ATM Agreement with H.C. Wainwright dated January 29, 2021 (the “ATM Agreement”), pursuant to which Corvus may offer and sell at its discretion only through the Nasdaq Capital Market its Corvus Shares at market prices up to an aggregate gross sales value of US$12.6 million in an at-the-market offering over a period of up to 12 months. Corvus pays H.C. Wainwright a commission of approximately 3.0% of the aggregate gross proceeds Corvus received from all sales of the Corvus Shares under the ATM Agreement. From January 29, 2021 to the date hereof, Corvus has sold 119,125 Corvus Shares and raised gross proceeds of US$266,951 through the ATM Agreement, and has paid US$8,068 in commission to H.C. Wainwright. The at-the-market offering is conducted pursuant to a prospectus supplement to Corvus’ shelf registration statement on Form S-3 (No. 333-229516).
Selected Financial Data
The following tables set forth a summary of the historical consolidated financial data of Corvus for the fiscal year ended May 31, 2021 and the three-month period ended August 31, 2021. The historical summary consolidated financial data set forth in the following tables has been derived from Corvus’ consolidated financial statements included elsewhere in this Circular. You should read this data together with Corvus’ financial statements and the related notes incorporated by reference in this Circular. See “Where You Can Find More Information”. Corvus’ historical results are not necessarily indicative of our future results.

Consolidated Statements of Operations and Comprehensive Loss:
(expressed in Canadian dollars)
	Period Ended May 31, 2021	Period Ended May 31, 2020	Period Ended August 31, 2021 (unaudited)	Period Ended August 31, 2020 (unaudited)
Total operating expenses	$(22,887,444)	$(16,879,394)	$(7,936,894)	$(6,209,332)
Net loss for the period	$(23,120,477)	$(16,206,652)	$(8,119,297)	$(6,510,604)
Comprehensive loss for the period	$(23,872,787)	$(16,010,549)	$(8,096,252)	$(6,869,086)
Basic and fully diluted net loss per common share	$(0.18)	$(0.14)	$(0.06)	$(0.05)
Basic and fully diluted net book value per common share	$0.02	$0.17	$(0.03)	$0.11
Weighted average number of common shares outstanding (basic and fully diluted)	125,674,424	119,748,842	126,980,916	123,987,845
Consolidated Balance Sheet:
(expressed in Canadian dollars)
	As of May 31, 2021	As of May 31, 2020	As of August 31, 2021 (unaudited)	As of August 31, 2020 (unaudited)
Total current assets	$5,632,983	$15,463,896	$5,643,954	$9,844,750
Total assets	$11,064,219	$21,383,428	$11,581,008	$15,499,976
Total current liabilities	$7,644,534	$895,848	$14,626,401	$993,756
Total liabilities	$8,003,825	$1,321,426	$14,981,778	$1,390,020
Total shareholders’ equity (deficit)	$3,060,394	$20,062,002	$(3,400,770)	$14,109,956
Total liabilities and shareholders’ equity (deficit)	$11,064,219	$21,383,428	$11,581,008	$15,499,976
Additional Financial and Business Information
Additional financial and business information about Corvus, including our audited financial statements for the years ended May 31, 2021, 2020 and 2019 and our unaudited financial statements for the three months ended August 31, 2021, and 2020, may be found in our Annual Report on Form 10-K for the year ended May 31, 2021 and in our Quarterly Report on Form 10-Q for the three months ended August 31, 2021 incorporated by reference into this Circular. Such financial statements should be read together with the notes thereto. See “Where You Can Find More Information” beginning on page 124.
Book Value Per Share
Our net book value per share of Corvus Shares as of August 31, 2021, was approximately C$(0.03) (calculated based on 127,003,470 Corvus Shares outstanding as of such date).

Trading in Securities to be Acquired
Corvus Shares are traded on the TSX and the Nasdaq Capital Market under the trading symbol “KOR”. The high and low sales prices and the volume traded of Corvus Shares as reported on the TSX and the Nasdaq Capital Market for the periods indicated are as follows:
Corvus Gold Inc. (TSX)	High	Low	Trading Volume
	(in C$)	(in C$)
March 2021	$2.73	$2.17	3,038,985
April 2021	2.60	2.26	1,406,356
May 2021	3.79	2.54	2,204,943
June 2021	3.80	3.14	1,988,845
July 2021	4.15	3.20	5,504,318
August 2021	4.10	3.89	4,282,325
September 2021	4.05	3.89	14,557,012
October 2021	4.07	4.01	4,953,500
Corvus Gold Inc. (TSX)	High	Low	Trading Volume
	(in C$)	(in C$)
YEAR ENDED MAY 31, 2022
First quarter	$4.15	$3.14	11,775,488
Second quarter through November 23, 2021	4.08	3.89	22,205,900
YEAR ENDED MAY 31, 2021
First quarter	$4.26	$2.71	10,484,620
Second quarter	4.05	2.78	7,790,821
Third quarter	3.37	2.31	7,838,315
Fourth quarter	3.79	2.17	6,650,284
YEAR ENDED MAY 31, 2020
Second quarter	$2.69	$1.73	5,180,636
Third Quarter	2.45	1.75	4,266,143
Fourth Quarter	3.55	0.985	10,250,417
Corvus Gold Inc. (Nasdaq)	High	Low	Trading Volume
	(in C$)	(in C$)
March 2021	$2.19	$1.7139	2,843,518
April 2021	2.09	1.80	1,336,181
May 2021	3.11	2.05	2,617,933
June 2021	3.17	2.53	2,172,860
July 2021	3.30	2.57	5,399,413
August 2021	3.26	2.96	2,715,438
September 2021	3.2099	3.08	6,999,665
October 2021	3.30	3.16	2,157,800

Corvus Gold Inc. (Nasdaq)	High	Low	Trading Volume
	(in C$)	(in C$)
YEAR ENDED MAY 31, 2022
First quarter	$3.30	$2.53	10,287,711
Second quarter (through November 23, 2021)	3.30	3.08	10,594,600
YEAR ENDED MAY 31, 2021
First quarter	$3.29	$2.0308	4,582,061
Second quarter	3.15	2.10	10,801,277
Third quarter	2.66	1.83	10,988,299
Fourth quarter	3.11	1.7139	6,797,632
YEAR ENDED MAY 31, 2020
Second quarter	$2.04	$1.29	2,408,510
Third Quarter	1.88	1.3018	2,529,808
Fourth Quarter	2.52	0.71527	5,308,570
The closing price of the Corvus Shares on the TSX and the Nasdaq Capital Market on September 10, 2021 the last trading day preceding the announcement of the Arrangement Agreement, was C$3.97 per Corvus Share and US$3.13 per Corvus Share, respectively. Corvus will apply to delist the Corvus Shares from the TSX and the Nasdaq Capital Market following the consummation of the Arrangement.
Previous Purchases and Sales
The following table sets out information on Corvus Shares purchased or sold by Corvus during the twelve months preceding the date of this Circular (excluding securities purchased or sold pursuant to the exercise of stock options, warrants and conversion rights).
Date	Purpose	Corvus Shares	Price per Corvus Share		Value of Corvus Shares Issued
October 29, 2020	Corvus Shares issued pursuant to Mayflower lease agreement	6,250	C$	3.03	C$	18,937.50
October 29, 2020	Corvus Shares issued pursuant to Mayflower lease agreement	6,250	C$	3.03	C$	18,937.50
October 29, 2020	Corvus Shares issued pursuant to Mayflower lease agreement	6,250	C$	3.03	C$	18,937.50
October 29, 2020	Corvus Shares issued pursuant to Mayflower lease agreement	6,250	C$	3.03	C$	18,937.50
February 16, 2021	“At-the-market” offering	11,151	C$	2.94	C$	32,729.05
February 17, 2021	“At-the-market” offering	40,595	C$	2.89	C$	117,234.79
February 18, 2021	“At-the-market” offering	25,000	C$	2.91	C$	72,741.73
February 19, 2021	“At-the-market” offering	14,979	C$	2.79	C$	41,717.18
February 22, 2021	“At-the-market” offering	26,000	C$	2.79	C$	72,457.90
February 23, 2021	“At-the-market” offering	1,400	C$	2.77	C$	3,881.72
August 23, 2021	Corvus Shares issued pursuant to Mayflower lease agreement	6,250	C$	3.98	C$	24,850.00
August 23, 2021	Corvus Shares issued pursuant to Mayflower lease agreement	6,250	C$	3.98	C$	24,850.00
August 23, 2021	Corvus Shares issued pursuant to Mayflower lease agreement	6,250	C$	3.98	C$	24,850.00
August 23, 2021	Corvus Shares issued pursuant to Mayflower lease agreement	6,250	C$	3.98	C$	24,850.00

Previous Distributions
Public Offerings and Private Placements of Corvus Shares
The following table sets out the number of Corvus Shares distributed during the five years preceding the date of the Arrangement Agreement in public offerings or private placements (other than Corvus Shares issued upon the exercise of Corvus Options, which is set out in the following section), the price per Corvus Share and the aggregate proceeds received by the Company:
Date	Purpose of Distribution	Number of Corvus Shares Distributed	Price per Corvus Share		Aggregate Value
August 23, 2021	Private Placement — Issued pursuant to Mayflower lease agreement	25,000	C$	3.98	C$	99,400
February 23, 2021	Public Offering — ATM offering	1,400	C$	2.77	C$	3,882
February 22, 2021	Public Offering — ATM offering	26,000	C$	2.79	C$	72,458
February 19, 2021	Public Offering — ATM offering	14,979	C$	2.79	C$	41,717
February 18, 2021	Public Offering — ATM offering	25,000	C$	2.91	C$	72,742
February 17, 2021	Public Offering — ATM offering	40,595	C$	2.89	C$	117,235
February 16, 2021	Public Offering — ATM offering	11,151	C$	2.94	C$	32,729
October 29, 2020	Private Placement — Issued pursuant to Mayflower lease agreement	25,000	C$	3.03	C$	75,750
October 18, 2019	Private Placement — Issued pursuant to Mayflower lease agreement	25,000	C$	1.95	C$	48,750
October 10, 2019	Private Placement	11,500,000	C$	2.00	C$	23,000,000
August 19, 2019	Private Placement	500,000	C$	2.60	C$	1,300,000
June 5, 2019	Private Placement	500,000	C$	1.80	C$	900,000
December 20, 2018	Private Placement	800,000	C$	2.60	C$	2,080,000
November 26, 2018	Private Placement — Issued pursuant to Mayflower lease agreement	25,000	C$	2.38	C$	59,500
June 6, 2018	Private Placement	1,730,770	C$	2.60	C$	4,500,002
December 7, 2017	Private Placement	1,574,803	C$	1.27	C$	2,000,000
December 7, 2017	Private Placement	2,829,130	C$	1.15	C$	3,253,500
November 30, 2017	Private Placement — Issued pursuant to Mayflower lease agreement	25,000	C$	1.48	C$	37,000
July 5, 2017	Private Placement	6,200,000	C$	0.75	C$	4,650,000
June 9, 2017	Private Placement — Issued pursuant to Mayflower lease agreement	1,000,000	C$	0.81	C$	810,000
November 18, 2016	Private Placement — Issued pursuant to Mayflower lease agreement	25,000	C$	0.72	C$	18,000

Corvus Shares issued upon exercise of Corvus Options
The following table indicates the number of Corvus Shares that were issued by the Company on an annual basis for the five years preceding the date of the Arrangement Agreement upon the exercise of Corvus Options which were granted under the Stock Plan:
Year	Number of Corvus Shares Distributed	Average Price per Corvus Share		Aggregate Value
2021 (January 1 to September 13)	226,500	C$	1.75	C$	396,890
2020	2,620,000	C$	0.75	C$	1,959,950
2019	615,000	C$	1.40	C$	861,000
2018	4,036,900	C$	0.86	C$	3,453,924
2017	256,660	C$	0.66	C$	169,863
2016 (September 13 to December 31)	Nil	C$	Nil	C$	Nil
Dividend Policy
Corvus has not declared or paid any dividends on the outstanding Corvus Shares since its inception and it does not anticipate that it will do so in the foreseeable future. The declaration of dividends on Corvus Shares is within the discretion of the Corvus Board and will depend on the assessment of, among other factors, earnings, capital requirements and our operating and financial condition. At the present time, anticipated capital requirements are such that Corvus intends to follow a policy of retaining earnings in order to finance the further development of the business.
The Arrangement Agreement provides that if the Company sets a record date for any dividend or other distribution on the Corvus Shares that is prior to the Effective Date, then: (i) to the extent that the amount of such dividends or distributions per Corvus Share does not exceed the Consideration, the Consideration shall be reduced by the amount of such dividends or distributions; and (ii) to the extent that the amount of such dividends or distributions per Corvus Share exceeds the Consideration, such excess amount shall be placed in escrow for the account of the Purchaser or another Person designated by the Purchaser.
Security Ownership
The tables below presents, as of the date hereof, information regarding the beneficial ownership of the Corvus Shares with respect to each of the officers, each of the directors, all of the directors and officers as a group and any 5% or greater Shareholders. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power over securities. Each individual or entity named has sole investment and voting power with respect to the Corvus Shares indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.
Corvus Shares subject to Corvus Options or warrants that are vested and unvested are considered outstanding and beneficially owned by the person holding the Corvus Options or warrants for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Directors and Officers
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Corvus Shares	Percent of Class
Jeffrey Pontius Director and Chief Executive Officer Colorado, USA	6,905,666(1)	5.44%
Anton Drescher Director British Columbia, Canada	1,840,838(2)	1.45%
Ronald Largent Executive Chairman and Director Colorado, USA	1,350,000(6)	1.06%
Rowland Perkins Director Alberta, Canada	860,000(3)	0.68%
Steven Aaker Director Oregon, USA	1,300,500(4)	1.02%
Edward Yarrow Director British Columbia, Canada	975,000(5)	0.77%
Peggy Wu, CPA, CA Director and Chief Financial Officer British Columbia, Canada	1,471,900(7)	1.16%
Carl Brechtel Chief Administrative Officer Colorado, USA	1,016,100(8)	0.80%
All Officers and Directors as a Group	15,720,004(9)	12.38%

(1)
Includes 2,950,000 incentive stock options (vested and unvested). Mr. Pontius’ spouse also owns 108,200 Corvus Shares.

(2)
Includes 725,000 incentive stock options (vested and unvested).

(3)
Includes 725,000 incentive stock options (vested and unvested).

(4)
Includes 725,000 incentive stock options (vested and unvested).

(5)
Includes 725,000 incentive stock options (vested and unvested).

(6)
Includes 1,175,000 incentive stock options (vested and unvested).

(7)
Includes 1,100,000 incentive stock options (vested and unvested). Ms. Wu’s spouse also owns 700 Corvus Shares.

(8)
Includes 650,000 incentive stock options (vested and unvested).

(9)
Includes 8,775,000 incentive stock options (vested and unvested).

5% Shareholders
To the knowledge of Corvus’ directors and officers, the following are the only persons or companies who beneficially own, directly or indirectly, or exercise control or discretion over, shares carrying more than 5% of the voting rights attached to all outstanding shares of Corvus:
Name and Address of Shareholder	Number of Corvus Shares	Percentage of Issued and Outstanding
AngloGold Ashanti (U.S.A.) Exploration Inc.(1) 4601 DTC Boulevard Suite 550 Denver, CO 80237	24,774,949	19.5%
Sprott Asset Management USA, Inc.(2) 500 Fifth Avenue, Suite 3020 New York, NY 10110	21,420,131	16.9%

(1)
Reflects amount held as of the date hereof. AngloGold Ashanti (U.S.A.) Exploration Inc. is an indirect wholly owned subsidiary of AGA and part of the AGA Group.

(2)
Reflects amount held as of the date hereof. Sprott Asset Management USA, Inc. (“Sprott”) is the investment advisor of a number of investment funds and managed accounts of private clients and institutional groups (collectively, the “Accounts”). Sprott does not itself own any securities of Corvus, but has authority to exercise control or direction over certain securities of Corvus as the investment advisor of the Accounts. The number of shares reported is based upon information provided by Sprott.

The direct and indirect benefits of accepting or refusing the Arrangement to any of the beneficial owners provided in the table above are described in this Circular. See “Special Factors — Background of the Arrangement” beginning on page 19, “Special Factors — The Special Committee; Reasons for the Arrangement” beginning on page 24 and “Advisory Vote Regarding Golden Parachute Proposal” on page 117.
Interest of Informed Persons in Material Transactions
Except as otherwise disclosed herein, no informed person of Corvus or any proposed director of Corvus or any associate or affiliate of any informed person or proposed director, has, since June 1, 2020 (being the commencement of Corvus’ last completed financial year) had any material interest, direct or indirect, in any transactions or proposed transactions which materially affected or would materially affect Corvus or any of its subsidiaries.
As defined in National Instrument 51-102 — Continuous Disclosure Obligations “informed person” means:
(a)
a director or executive officer of Corvus;

(b)
a director or executive officer of a person or corporation that is itself an informed person or subsidiary of Corvus;

(c)
any person or corporation who beneficially owns, or controls or directs, directly or indirectly, voting securities of Corvus or a combination of both carrying more than 5% of the voting rights attached to all outstanding voting securities of Corvus (other than voting securities held by the person or corporation as underwriter in the course of a distribution); and

(d)
Corvus, if it has purchased, redeemed or otherwise acquired any of its securities, for so long as it holds any of its securities.

Indebtedness of Directors and Executive Officers
No individual who is, or at any time during the last completed financial year was, a director, executive officer or employee of Corvus, or any of its subsidiaries, or who is a proposed nominee for election as a director of Corvus, or any of its subsidiaries, nor any of their respective associates or affiliates, has been, at any time since June 1, 2020 (being the beginning of Corvus’ last completed financial year):
(a)
indebted to Corvus or any of its subsidiaries; or

(b)
indebted to another entity where such indebtedness is the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by Corvus or any of its subsidiaries.

Interest of Certain Persons or Companies in Matters to be Acted Upon
Other than as disclosed in this Circular, none of the current directors or executive officers, no proposed nominee for election as a director, none of the persons who have been directors or executive officers since the commencement of the last completed financial year and no associate or affiliate of any of the foregoing persons has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the meeting.

IMPORTANT INFORMATION ABOUT AGA
General Corporate Information
AGA is an independent, global gold mining company with a diverse, high-quality portfolio of operations, projects and exploration activities across nine countries on four continents. As of the date of this Circular, the AGA Group beneficially owns 24,774,949 Corvus Shares representing 19.5% of Corvus’ outstanding share capital.
AngloGold Limited was formed in June 1998 with the consolidation of the gold mining interests of Anglo American plc. AGA, as the company exists today, was formed on April 26, 2004 following the business combination between AngloGold Limited and Ashanti Goldfields Company Limited.
AGA is headquartered in Johannesburg, South Africa. The company (Registration number 1944/017354/06) was incorporated in the Republic of South Africa in 1944 under the name of Vaal Reefs Exploration and Mining Company Limited and operates under the South African Companies Act, No. 71 of 2008, as amended.
Its registered office is at 112 Oxford Road, Houghton Estate, Johannesburg, 2198, South Africa. The general telephone number is +27 11 637 6000 and the internet address is www.anglogoldashanti.com. Information available on AGA’s website is not, and shall not be deemed to be, part of or incorporated by reference into this Circular.
While AGA’s primary listing is on the Johannesburg Stock Exchange (JSE), the company is also listed on the New York Stock Exchange (NYSE), the Ghana Stock Exchange (GhSE) and the Australian Securities Exchange (ASX). Its agent for service of process in the United States is AngloGold Ashanti North America Inc., 4601 DTC Boulevard, Suite 550, Denver, CO 80237.
Products
AGA’s main product is gold. Once mined, the gold ore is processed into doré (unrefined gold bars) on site and then dispatched to precious metals refineries for refining to a purity of at least 99.5%, in accordance with the standards of “good delivery” as determined by the London Bullion Market Association (LBMA). This refined gold is then sold directly to bullion banks.
By-products of AGA’s gold mining operations, often a function of local geological characteristics, include silver in Argentina and sulphuric acid in Brazil.
Operations
AGA’s portfolio of ten operations and three projects in eight countries (excluding our Sadiola and Morila mines, which were sold during 2020) comprises long-life, operating assets with differing ore body types, located in key gold-producing regions around the world.
AGA’s operations and projects are grouped regionally as follows:
•
Africa region (Democratic Republic of the Congo, Ghana, Guinea, Tanzania and Mali — sold during 2020);

•
Americas (Argentina and Brazil, and projects in Colombia); and

•
Australia (Australia).

Over the past few years, AGA has increased efficiencies and competitiveness, focusing on safety and sustainability performance and improving margins, containing operating and overhead costs and generating positive cash flows, in line with our strategic objectives.
AGA’s organizational and management structure seeks to align with global best practice in corporate governance. AGA’s human capital is deployed in group support functions including planning and technical, strategy and business development, sustainability, finance, human resources, legal and stakeholder relations. The planning and technical functions focus on identifying and managing operational opportunities, maintaining long-term optionality, and the use of AGA’s intellectual capital through a range of activities that include brownfields and greenfields exploration as well as innovative research focused on mining excellence.
Exploration
AGA’s exploration program is focused on creating significant value for its stakeholders by providing long-term optionality and improving the quality of our asset portfolio.
Greenfields and brownfields exploration takes place in both established and new gold-producing regions through managed and non-managed joint ventures, strategic alliances and wholly owned ground holdings. AGA’s discoveries include La Colosa, Gramalote and Quebradona (Nuevo Chaquiro) in Colombia, Tropicana in Australia and Silicon and Merlin in Nevada.
DELISTING AND DEREGISTRATION OF CORVUS SHARES
If the Arrangement is completed, the Company intends to have the Corvus Shares delisted from any stock exchange or quotation system, including the TSX and Nasdaq Capital Market, and deregistered under the Exchange Act. As a result, Corvus would no longer file periodic reports with the SEC on account of the Corvus Shares. In addition, Corvus will apply to cease to be a reporting issuer under Canadian securities laws in each of the Provinces of British Columbia, Alberta and Ontario. As a result, Corvus will no longer be subject to the disclosure requirements under Canadian securities laws.
ADVISORY VOTE REGARDING GOLDEN PARACHUTE PROPOSAL
In accordance with Section 14A of the Exchange Act, Corvus is providing its Shareholders with the opportunity to cast an advisory (non-binding) vote on the compensation that may be paid or become payable to its named executive officers in connection with the Arrangement. The following table and accompanying narrative provide the information about that compensation that is required to be disclosed and subject to the advisory vote pursuant to SEC rules. Pursuant to the SEC rules, the disclosure provided below includes compensation to the named executive officers, whether present, deferred or contingent, that is based on or otherwise relates to the Arrangement.
Accordingly, Corvus is asking its Shareholders to approve the following non-binding resolution at the Special Meeting:
“RESOLVED, that the compensation that may be paid or become payable to Corvus’ named executive officers in connection with the merger, as disclosed in the above table entitled ‘Golden Parachute Compensation,’ including the associated narrative discussion, is hereby APPROVED”.
Golden Parachute Compensation
Name (a)	Cash (b)		Equity (c)		Total (h)
Jeffrey A. Pontius, Chief Executive Officer	US$	1,659,000(1)	US$	4,992,389(4)	US$	6,651,389
Carl Brechtel, Chief Administrative Officer	US$	269,728(2)	US$	1,114,004(5)	US$	1,383,772
Peggy Wu, Chief Financial Officer	US$	288,415(3)	US$	1,846,659(6)	US$	2,135,074

(1)
Represents a lump-sum cash severance payment to be paid pursuant to a change of control agreement.

(2)
Represents a lump-sum cash severance payment to be paid pursuant to a change of control agreement.

(3)
C$360,000 converted into United States dollars based on the reported average exchange rate of one United States dollar into Canadian dollars as reported by the Bank of Canada on October 8, 2021 of US$1.00=C$1.2482. Represents a lump-sum cash severance payment to be paid pursuant to a change of control agreement.

(4)
C$6,231,500 converted into United States dollars based on the reported average exchange rate of one United States dollar into Canadian dollars as reported by the Bank of Canada on October 8, 2021 of US$1.00=C$1.2482. Represents dollar value to be received for cancellation of outstanding options pursuant to the terms of the Arrangement of C$2.07 per Corvus Share underlying outstanding options (the difference between the Consideration price of C$4.10 per Corvus Share and the weighted average exercise price of C$2.03).

(5)
C$1,390,500 converted into United States dollars based on the reported average exchange rate of one United States dollar into Canadian dollars as reported by the Bank of Canada on October 8, 2021 of US$1.00=C$1.2482. Represents dollar value to be received for cancellation of outstanding options pursuant to the terms of the Arrangement of C$2.07 per Corvus Share underlying outstanding options (the difference between the Consideration price of C$4.10 per Corvus Share and the weighted average exercise price of C$2.03).
(6)
C$2,305,000 converted into United States dollars based on the reported average exchange rate of one United States dollar into Canadian dollars as reported by the Bank of Canada on October 8, 2021 of US$1.00=C$1.2482. Represents dollar value to be received for cancellation of outstanding options pursuant to the terms of the Arrangement of C$2.07 per Corvus Share underlying outstanding options (the difference between the Consideration price of C$4.10 per Corvus Share and the weighted average exercise price of C$2.03).

Narrative Discussion
For a discussion of the change in control agreements and the related terms and conditions pursuant to which the cash severance payments would be made to each of the named executive officers above see “Interests of Corvus Directors and Executive Officers in the Arrangement — Change of Control Payments” beginning on page 60.
Payment of the change in control cash payments under the change in control agreements with Mr. Pontius and Mr. Brechtel, respectively, are contingent upon Mr. Pontius or Mr. Brechtel, as the case may be, executing a release pursuant to which they release Corvus Nevada and its affiliates, predecessors and assigns from any and all claims, demands, actions, liabilities, damages, losses, costs, attorneys’ fees, or rights of any kind, whether known or unknown, that they have, have ever had, or may have through the date they sign the release, including but not limited to those arising out of or related to their employment or termination of employment and including claims under the Title VII of the Civil Rights Act of 1964, 42 U.S.C. § 2000e et seq., the Age Discrimination in Employment Act, 29 U.S.C. § 621 et seq., the Americans with Disabilities Act, 42 U.S.C. § 12101 et seq., the Family and Medical Leave Act, 29 U.S.C. § 2601 et seq., the Employee Retirement Income Security Act, 29 U.S.C. § 1001 et seq., similar statutes in any states where they have worked or resided during their employment with the Corvus Nevada; as well as any other statutory, common law, contract, quasi contract or tort claims, including any claims for failure to pay wages, bonuses, or other forms of compensation and for recovery of attorneys’ fees under any legal theory.
Such change in control payments to Mr. Pontius and Mr. Brechtel are not subject to execution of any non-compete, non-solicitation, confidentiality or other similar agreement or arrangement. Mr. Pontius’ and Mr. Brechtel’s employment agreements provide for a one year non-compete and duty of confidentiality upon termination. However, such obligations may be enforced by injunctions and actions for specific performance or breach of contract claims against Mr. Pontius or Mr. Brechtel, as the case may be, and do not result in the withholding or clawback of the change in control payments under their change of control agreements.
Payment of the change of control payment under Ms. Wu’s consulting agreement is not contingent upon signing any release, non-compete, non-solicitation, confidentiality or other similar agreement or arrangement. Ms. Wu’s consulting agreement does provide that for a period of twelve months following termination of the consulting agreement for any cause or reason, Ms. Wu will not solicit business partners, service providers or investors of Corvus, with respect to any business prospects, developments or assets of Corvus or solicit, entice, hire, retain, employ or take away any employee or contractor of Corvus. However, such obligations may be enforced by injunctions and actions specific performance or breach of contract claims against Ms. Wu and do not result in the withholding or clawback of the change in control payment under the consulting agreement.
For a discussion of the compensation to be paid for the cancellation of Corvus Options pursuant to the Arrangement see “The Arrangement — Corvus Options” beginning on page 66.
This Circular is being sent in connection with a Special Meeting at which the Shareholders are being asked to vote on a matter relating to executive compensation. Accordingly, please also refer to Appendix J for Corvus’ most recent “Statement of Executive Compensation” for the year ended May 31, 2021, as well as disclosure for “Securities Authorized for Issuance under Equity Compensation Plans”, in each case in accordance with National Instrument 51-102 Form F5.
Vote Required and Corvus Board Recommendation
The vote on this proposal is a vote separate and apart from the vote to approve the Arrangement. Accordingly, you may vote “AGAINST” the Golden Parachute Proposal and vote “FOR” the Arrangement and adopt the Arrangement Agreement and vice versa.

Approval of this resolution, commonly referred to as a “say-on-golden-parachute” resolution, requires the affirmative vote of a majority of the votes cast at the Special Meeting with respect to the Golden Parachute Proposal. For purposes of this proposal, abstentions and shares deemed present at the Special Meeting but not entitled to vote with respect to the proposal (because of either shareholder withholding or broker non-vote) are not deemed voted and therefore will have no effect on this proposal. If you fail to submit a proxy or vote in person at the Special Meeting, the Corvus Shares not voted will not be counted in respect of, and will not have an effect on, this proposal.
Because the vote is advisory in nature only, it will not be binding on either Corvus or the AGA Group regardless of whether the Arrangement is completed. Approval of the Golden Parachute Proposal is not a condition to completion of the Arrangement, and failure to approve this advisory matter will have no effect on the vote to approve the Arrangement. Because the compensation to be paid in connection with the Arrangement is based on contractual arrangements with the named executive officers, regardless of the outcome of this advisory vote, such compensation will be payable, subject only to the contractual conditions applicable thereto, if the Arrangement is completed.
THE CORVUS BOARD RECOMMENDS THAT YOU VOTE “FOR” THE GOLDEN PARACHUTE PROPOSAL.
ADJOURNMENT RESOLUTION
Securityholders are also being asked to consider and vote on the Adjournment Resolution. Corvus is seeking Securityholder approval of the adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to adopt and approve the Arrangement Resolution. Approval of the Adjournment Resolution will require the affirmative vote of a majority of the combined voting power of the Corvus Shares and Corvus Options represented in person or by proxy at the Special Meeting and entitled to vote thereon.
THE CORVUS BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT RESOLUTION.
DISSENT RIGHTS
The following is a summary of the provisions of the BCBCA, as modified by the Plan of Arrangement and the Interim Order, relating to a Shareholder’s Dissent Rights in respect of the Arrangement Resolution. Such summary is not a comprehensive statement of the procedures to be followed by a Dissenting Shareholder who seeks payment of the fair value of its Corvus Shares and is qualified in its entirety by reference to the full text of Sections 237 to 247 of the BCBCA, which is attached to this Circular as Appendix K, as modified by the Plan of Arrangement and the Interim Order.
The statutory provisions dealing with the right of dissent are technical and complex. Any Dissenting Shareholders should seek independent legal advice, as failure to comply strictly with the provisions of Sections 237 to 247 of the BCBCA, as modified by Article 3 of the Plan of Arrangement and the Interim Order, may result in the loss of all Dissent Rights.
The Interim Order expressly provides registered holders of Corvus Shares with the right to dissent with respect to the Arrangement Resolution. Each Dissenting Shareholder is entitled to be paid the fair value (determined as of immediately before the passing of the Arrangement Resolution) of all, but not less than all, of the holder’s Corvus Shares, provided that the holder duly dissents to the Arrangement Resolution and the Arrangement becomes effective.
In accordance with the Interim Order, each registered Shareholder who is a registered Shareholder as of the Record Date shall have the right to dissent in respect of the Arrangement Resolution in accordance with the provisions of Sections 237 to 247 of the BCBCA, as modified by the terms of the Interim Order and the Plan of Arrangement. Registered Shareholders shall be the only Securityholders entitled to exercise rights of dissent. A beneficial holder of Corvus Shares registered in the name of an Intermediary who wishes to dissent must make arrangements for the registered Shareholder to dissent on behalf of the beneficial holder of Corvus Shares or, alternatively, make arrangements to become a registered Shareholder. For the purposes of rights to dissent in respect of the Arrangement Resolution, reference to the term “shareholder” in Sections 237 to 247 of the BCBCA shall be read to mean registered Shareholder as such term is used in the Interim Order, reference to “notice shares” in Sections 237 to 247 of the BCBCA shall be read to mean Corvus Shares, as such term is defined in the Interim Order, in respect of which dissent is being validly exercised under any notice of dissent, and reference to “the company” in section 244(3), 245, 246(h) and 247(c) of the BCBCA shall be read to mean “Corvus”.
The Interim Order provides that a Dissenting Shareholder must not have voted his, her or its Corvus Shares at the Special Meeting, either by proxy or in person, in favor of the Arrangement Resolution, and a vote against the Arrangement Resolution or an abstention shall not constitute written notice of dissent. In addition, a Dissenting Shareholder may not exercise rights of dissent in respect of only a portion of such Dissenting Shareholder’s Corvus Shares, but may dissent only with respect to all of the Corvus Shares held by such person. Shareholders who abstain or do not attend will not waive their Dissent Rights and broker non-votes will not result in a waiver of Dissent Rights.
It is a condition to completion of the Arrangement in favor of the Purchaser that Dissent Rights have not been exercised (and not withdrawn) with respect to more than 7% of the issued and outstanding Corvus Shares (other than the Corvus Shares owned by the Guarantor and its affiliates).
In many cases, Corvus Shares beneficially owned by a Non-Registered Holder are registered either (a) in the name of an Intermediary that the Non-Registered Holder deals with in respect of such Corvus Shares, such as, among others, banks, trust companies, securities brokers, trustees and other similar entities, or (b) in the name of a depository, such as CDS, of which the Intermediary is a participant. Accordingly, a Non-Registered Holder will not be entitled to exercise his, her or its rights of dissent directly (unless the Corvus Shares are re-registered in the Non-Registered Holder’s name).
With respect to Corvus Shares in connection to the Arrangement, pursuant to the Interim Order, a registered Shareholder, other than an affiliate of Corvus, may exercise rights of dissent under Section 237 to Section 247 of the BCBCA, as modified by the Plan of Arrangement and the Interim Order; provided that, notwithstanding Section 242(1)(a) of the BCBCA, the written objection to the Arrangement Resolution must be sent by such Shareholder to Corvus, c/o Cassels Brock & Blackwell LLP, Suite 2200, 885 West Georgia Street, Vancouver, British Columbia, Canada V6C 3E8, Attention: Jen Hansen, no later than 5:00 p.m., Vancouver time, on January 4, 2022 (or, if the Special Meeting is adjourned or postponed, 5:00 p.m., Vancouver time, on the day that is two business days before the time of the postponed or adjourned Special Meeting).
To exercise Dissent Rights, a Shareholder must dissent with respect to all Corvus Shares of which it is the registered and beneficial owner. A registered Shareholder who wishes to dissent must deliver written notice of dissent to Corvus as set forth above and such notice of dissent must strictly comply with the requirements of Section 242 of the BCBCA. Any failure by a Shareholder to fully comply with the provisions of the BCBCA, as modified by Article 3 of the Plan of Arrangement and the Interim Order, may result in the loss of that holder’s Dissent Rights. Non-Registered Holders who wish to exercise Dissent Rights must cause each registered Shareholder holding their Corvus Shares to deliver the notice of dissent.
To exercise Dissent Rights, a registered Shareholder must prepare a separate notice of dissent for him, her or itself, if dissenting on his, her or its own behalf, and for each other Non-Registered Holder who beneficially owns Corvus Shares registered in the Shareholder’s name and on whose behalf the Shareholder is dissenting; and must dissent with respect to all of the Corvus Shares registered in his, her or its name or if dissenting on behalf of a Non-Registered Holder, with respect to all of the Corvus Shares registered in his, her or its name and beneficially owned by the Non-Registered Holder on whose behalf the Shareholder is dissenting. The notice of dissent must set out the number of Corvus Shares in respect of which the Dissent Rights are being exercised (the “Notice Shares”) and: (a) if such Notice Shares constitute all of the Corvus Shares of which the Shareholder is the registered and beneficial owner and the Shareholder owns no other Corvus Shares beneficially, a statement to that effect; (b) if such Notice Shares constitute all of the Corvus Shares of which the Shareholder is both the registered and beneficial owner, but the Shareholder owns additional Corvus Shares beneficially, a statement to that effect and the names of the registered Shareholders, the number of Corvus Shares held by each such registered Shareholder and a statement that written notices of dissent are being or have been sent with respect to such other Corvus Shares; or (c) if the Dissent Rights are being exercised by a registered Shareholder who is not the beneficial owner of such Corvus Shares, a statement to that effect and the name and address of the Non-Registered Holder and a statement that the registered Shareholder is dissenting with respect to all shares of the Non-Registered Holder registered in such registered Shareholder’s name.
If the Arrangement Resolution is approved by Shareholders, and Corvus notifies a registered holder of Notice Shares of Corvus’ intention to act upon the Arrangement Resolution pursuant to Section 243 of the BCBCA, in order to exercise Dissent Rights, such Shareholder must, within one month after Corvus gives such notice, send to Corvus a written statement that such holder requires the purchase of all of the Notice Shares in respect of which such holder has given notice of dissent. Such written notice must be accompanied by the certificate or certificates representing those Notice Shares (including a written statement prepared in accordance with Section 244(1)(c) of the BCBCA if the dissent is being exercised by the Shareholder on behalf of a Non-Registered Holder), whereupon, subject to the provisions of the BCBCA relating to the termination of Dissent Rights, the Shareholder becomes a Dissenting Shareholder, and is bound to sell and Corvus is bound to purchase those Notice Shares. Such Dissenting Shareholder may not vote, or exercise or assert any rights of a Shareholder in respect of such Notice Shares, other than the rights set forth in Division 2 of Part 8 of the BCBCA, as modified by Article 3 of the Plan of Arrangement and the Interim Order.
Dissenting Shareholders who are:
(a)
ultimately entitled to be paid fair value for their Notice Shares, will be paid an amount equal to such fair value by Corvus, and will be deemed to have transferred such Notice Shares as of the Effective Time to Corvus, without any further act or formality, and free and clear of all liens, claims and encumbrances; or

(b)
ultimately not entitled, for any reason, to be paid fair value for their Notice Shares, will be deemed to have participated in the Arrangement, as of the Effective Time, on the same basis as a non-Dissenting Shareholder and will be entitled to receive only C$4.10 in exchange for each Corvus Share held pursuant to the Plan of Arrangement.

If a Dissenting Shareholder is ultimately entitled to be paid by Corvus for their Dissent Shares, such Dissenting Shareholder may enter an agreement with Corvus for the payout value of such Dissent Shares. If such Dissenting Shareholder does not reach an agreement with Corvus, such Dissenting Shareholder, or Corvus, may apply to the Court, and the Court may determine the payout value of the Dissent Shares and make consequential orders and give directions as the Court considers appropriate. There is no obligation on Corvus to make application to the Court. The Dissenting Shareholder will be entitled to receive the fair value that the Corvus Shares had immediately before the passing of the Arrangement Resolution, excluding any appreciation or depreciation in anticipation of the vote (unless such exclusion would be inequitable). After a determination of the payout value of the Dissent Shares, Corvus must then promptly pay that amount to the Dissenting Shareholder.
In no case will the Purchaser, the Depositary or any other person be required to recognize Dissenting Shareholders as Shareholders of Corvus after the Effective Time, and the names of such Dissenting Shareholders will be deleted from the central securities register as Shareholders of Corvus at the Effective Time.
In no circumstances will the Purchaser, Corvus or any other person be required to recognize a person as a Dissenting Shareholder: (i) unless such person is the holder of the Corvus Shares in respect of which Dissent Rights are purported to be exercised immediately prior to the Effective Time; (ii) if such person has voted or instructed a proxy holder to vote such Notice Shares in favor of the Arrangement Resolution; or (iii) unless such person has strictly complied with the procedures for exercising Dissent Rights set out in Division 2 of Part 8 of the BCBCA, as modified by Article 3 of the Plan of Arrangement and the Interim Order and does not withdraw such notice of dissent prior to the Effective Time.
In no circumstances will the Purchaser, Corvus or any other person be required to recognize a Dissenting Shareholder as the holder of any Corvus Shares in respect of which Dissent Rights have been validly exercised at and after the completion of the steps contemplated in Section 2.3 of the Plan of Arrangement. Holders of Corvus Options will not be entitled to exercise Dissent Rights in respect of Corvus Options.

Dissent Rights with respect to Notice Shares will terminate and cease to apply to the Dissenting Shareholder if, before full payment is made for the Notice Shares, the Arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed, a court permanently enjoins or sets aside the corporate action approved by the Arrangement Resolution, or the Dissenting Shareholder withdraws the notice of dissent with Corvus’ written consent. If any of these events occur, Corvus must return the share certificates representing the Notice Shares to the Dissenting Shareholder and the Dissenting Shareholder regains the ability to vote and exercise its rights as a Shareholder of Corvus.
The discussion above is only a summary of the Dissent Rights, which are technical and complex. A Shareholder who intends to exercise Dissent Rights must strictly adhere to the procedures established in Sections 237 to 247 of the BCBCA, as modified by Article 3 of the Plan of Arrangement and the Interim Order, and failure to do so may result in the loss of all Dissent Rights. Persons who are Non-Registered Holders registered in the name of an Intermediary, or in some other name, who wish to exercise Dissent Rights should be aware that only the registered owner of such Corvus Shares is entitled to dissent.
If you dissent there can be no assurance that the amount you receive as fair value for your Corvus Shares will be more than or equal to the Consideration under the Arrangement. It should be noted that an investment banking opinion as to the fairness, from a financial point of view, of the consideration payable in a transaction such as the Arrangement is not an opinion as to fair value under the BCBCA.
Accordingly, each Shareholder wishing to avail himself, herself or itself of the Dissent Rights should carefully consider and comply with the provisions of the Interim Order and Sections 237 to 247 of the BCBCA. The text of Division 2 of Part 8 of the BCBCA is attached to this Circular as Appendix K and the Interim Order is attached to this Circular as Appendix D.
SUBMISSION OF STOCKHOLDER PROPOSALS
If the Arrangement is completed, we will not hold an annual meeting of Shareholders in 2022 prior to its completion. If the Arrangement is not completed, you will continue to be entitled to attend and participate in our annual meetings of Shareholders, and we will hold a 2022 annual meeting of Shareholders, in which case we will provide notice of or otherwise publicly disclose the date on which such 2022 annual meeting will be held. If the 2022 meeting is held prior to the completion of the Arrangement, Shareholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for our 2022 annual meeting of Shareholders in accordance with Rule 14a-8 under the Exchange Act and our Code of Regulations, as described below.
Under the Exchange Act, the deadline for submitting Shareholder proposals for inclusion in the management information and proxy circular for an annual general meeting of Corvus is calculated in accordance with Rule 14a-8(e) of Regulation 14A to the Exchange Act. If the proposal is submitted for a regularly scheduled annual general meeting, the proposal must be received at Corvus’ principal executive offices not less than 120 calendar days before the anniversary date of the Company’s management information and proxy circular released to the Shareholders in connection with the previous year’s annual general meeting. However, if Corvus did not hold an annual general meeting the previous year, or if the date of the current year’s annual and special meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before Corvus begins to print and mail its proxy materials. Accordingly, unless the date of the next annual general meeting is changed by more than 30 days from the date of this year’s meeting the deadline for submitting Shareholder proposals for inclusion in the management information and proxy circular for the next annual general meeting of Corvus will be April 29, 2022. If a Shareholder proposal is not submitted to Corvus by April 29, 2022, Corvus may still grant discretionary proxy authority to vote on a Shareholder proposal, if such proposal is received by Corvus by July 13, 2022 in accordance with Rule 14a-4(c)(1) of Regulation 14A of the Exchange Act.
In addition, there are (i) certain requirements relating to Shareholder proposals contained in the BCBCA; and (ii) certain requirements relating to the nomination of directors contained in the Articles of Corvus. A Shareholder wishing to make a proposal for consideration at an annual and special meeting of Corvus or wishing to nominate a person to act as a director of Corvus should ensure they follow the applicable procedures set forth in the BCBCA and the Articles of Corvus.

RISK FACTORS
In addition to the other information contained in or incorporated by reference into this Circular, including the matters addressed in “Introduction — Cautionary Note Regarding Forward-Looking Statements” you should carefully consider the following risk factors in determining whether to vote for the approval of the Arrangement Resolution.
Corvus may be unable to obtain the Court approval required to complete the Arrangement.
Completion of the Arrangement is contingent upon, among other things, the receipt of the required Court approval under Division 5 of Part 9 of the BCBCA. Corvus can provide no assurance that the required Court approval will be obtained. See “The Arrangement — Court Approval of the Arrangement”.
There is no assurance when or if the Arrangement will be completed.
The completion of the Arrangement is subject to the satisfaction or waiver of a number of conditions as set forth in the Arrangement Agreement, including, among others (i) approval of the Arrangement Resolution, (ii) obtaining certain regulatory and governmental approvals, and (iii) the absence of legal restraints prohibiting the completion of the Arrangement. There can be no assurance as to when these conditions will be satisfied or waived, if at all, or that other events will not intervene to delay or result in the failure to close the Arrangement.
The Arrangement Agreement limits Corvus’ ability to pursue alternatives to the Arrangement, including if the Arrangement is not completed.
The Arrangement Agreement contains provisions that restrict Corvus from selling its business to a party other than the AGA Group and restrict it from pursuing other strategic alternatives. These provisions include a general prohibition on soliciting any Acquisition Proposal or offer for a competing transaction and the requirement that Corvus pay a Termination Fee if the Arrangement Agreement is terminated in specified circumstances. The Corvus Board is also limited in its ability to make a Change in Recommendation. See “The Arrangement Agreement — Covenants — Additional Covenants Regarding Non-Solicitation” beginning on page 98. While Corvus believes these provisions are reasonable, these provisions may discourage a third party that may have an interest in acquiring Corvus from considering or proposing such an acquisition, even if such third party were prepared to pay consideration with a higher per share cash or market value than the consideration proposed to be received or realized in the Arrangement, or might result in a potential acquirer proposing to pay a lower price than it would otherwise have proposed to pay because of the added expense of the Termination Fee that may become payable. In addition, these provisions may prevent or delay Corvus from having adequate time to avoid liquidity problems and continue as a going concern, which will be necessary if the Arrangement is terminated.
Certain of Corvus’ officers and directors have interests in the Arrangement that are different from your interests as a Securityholder.
The Special Committee and the Corvus Board approved the Arrangement Agreement and the Arrangement, and determined that the Arrangement is fair to Shareholders and in the best interests of Corvus. In considering these facts and the other information contained in this Circular, you should be aware that the officers and directors of Corvus may have financial interests in the Arrangement that are different from, or in addition to, the interests of Securityholders. The directors and officers hold Corvus Options that will accelerate and vest by reason of the Arrangement. In addition, certain officers of Corvus are entitled to certain severance and other payments as a result of the transactions contemplated by the Arrangement. These interests may cause certain of directors and officers to view the Arrangement more favorably than other Securityholders. See “Interests of Corvus Directors and Executive Officers in the Arrangement” beginning on page 60.

WHERE YOU CAN FIND MORE INFORMATION
Additional information relating to Corvus is available on SEDAR at www.sedar.com and on EDGAR at www.sec.gov. Financial information is provided in Corvus’ comparative financial statements and management’s discussion and analysis for its most recently completed financial year and its most recently completed interim period which are filed on SEDAR and EDGAR, and will be sent without charge to any Shareholder upon request by requesting them in writing from Corvus at Suite 1750 – 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8.
Jeffrey A. Pontius (CPG 11044), a qualified person as defined by NI 43-101, has reviewed and approved the scientific and technical disclosure relating to the Mother Lode Property and the North Bullfrog Property contained herein. Mr. Pontius is not independent of Corvus, as he is the CEO & President and holds Corvus Shares and Corvus Options.
Mineral resources that are not mineral reserves do not have demonstrated economic viability. The preliminary economic assessments are preliminary in nature, and includes inferred mineral resources that are considered too speculative geologically to have the economic considerations applied to them that would enable them to be categorized as mineral reserves, and there is no certainty that the preliminary economic assessments will be realized.
The auditor of Corvus is Crowe MacKay LLP.
This Circular also incorporates by reference the following documents filed by Corvus with the SEC under the Exchange Act and, with respect to this Circular but not with respect to the Schedule 13E-3, any documents filed by Corvus pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Circular and before the date of the Special Meeting (provided that this Circular does not incorporate by reference any information furnished to, but not filed with, the SEC):
•
Corvus’ Annual Report on Form 10-K for the fiscal year ended May 31, 2021, filed with the SEC on August 9, 2021;

•
Corvus’ Quarterly Report on Form 10-Q for the quarter ended August 31, 2021, filed with the SEC on October 6, 2021;

•
the portions of Corvus’ Definitive Proxy Statement on Schedule 14A filed with the SEC on August 27, 2021, that are incorporated by reference in its Annual Report on Form 10-K for the fiscal year ended May 31, 2021; and

•
Corvus’ Current Reports on Form 8-K filed with the SEC on August 2, 2021, September 13, 2021 and September 17, 2021 October 8, 2021 and November 19, 2021 (other than documents or portions of those documents deemed to be furnished but not filed).

Corvus’ annual, quarterly and current reports filed with the SEC are available, without exhibits, to any person, including any beneficial owner of Corvus Shares, to whom this Circular is delivered, without charge, upon written request directed to Corvus by emailing info@corvusgold.com.
Because the Arrangement is a “going private” transaction, Corvus and the AGA Group have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to the Arrangement. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, is available for inspection as set forth above. The Schedule 13E-3 will be amended to report promptly any material change in the information set forth in the most recent Schedule 13E-3 filed with the SEC. We urge you to read the entire Schedule 13E-3 carefully, including the exhibits, in connection with your consideration of the Arrangement.
Securities legislation in the provinces and territories of Canada provides security holders of Corvus with, in addition to any rights they may have at law, one or more rights of rescission, price revision or to damages, if there is a misrepresentation in a circular or notice that is required to be delivered to the security holders. However, such rights must be exercised within prescribed time limits. Security holders should refer to the applicable provisions of the securities legislation of their province or territory for particulars of those rights or consult a lawyer.

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it is made.

APPROVAL OF DIRECTORS
The undersigned hereby certifies that the contents and sending of this information circular/proxy statement to the Securityholders of Corvus have been approved by the Corvus Board. The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.
DATED at Vancouver, British Columbia, this 25th day of November, 2021.
BY ORDER OF THE CORVUS BOARD OF DIRECTORS
Director, President and Chief Executive Officer

CONSENT OF FORT CAPITAL PARTNERS
To:	The Board of Directors of Corvus Gold Inc. (the “Company”)
And to:	The Special Committee of the Board of Directors of the Company
Reference is made to the formal valuation of the Company and fairness opinion of our firm dated September 12, 2021 (the “Valuation and Fairness Opinion”), which Fort Capital Partners British Columbia (“Fort Capital”) prepared for the Special Committee of the Board of Directors of the Company in connection with the proposed acquisition by AngloGold Ashanti Limited of the Company from its shareholders.
We hereby consent to the filing of the Valuation and Fairness Opinion with the applicable securities regulatory authorities of Canada and to the inclusion of the Valuation and Fairness Opinion in the management information circular of the Company dated November 25, 2021 (the “Circular”). We also consent to the references to our firm name and the Valuation and Fairness Opinion, and to the inclusion of a summary of the Valuation and Fairness Opinion, in the Circular.
In providing such consent, Fort Capital does not intend that any person other than the directors of the Company shall be entitled to rely upon the Valuation and Fairness Opinion.
DATED at Vancouver, British Columbia this 25th day of November, 2021.
By:	/s/ Duncan Baird
FORT CAPITAL PARTNERS BRITISH COLUMBIA

CONSENT OF BMO NESBITT BURNS INC.
To: The Board of Directors of Corvus Gold Inc.
We hereby consent to the inclusion of our opinion letter, dated September 12, 2021, to the Board of Directors of Corvus Gold Inc. (“Corvus”) as Appendix H to, and reference to such opinion letter and reference therein to our firm name in, the management information circular/proxy statement, dated November 25, 2021, of Corvus relating to the plan of arrangement involving Corvus and certain subsidiaries of AngloGold Ashanti Limited. Our opinion was given on September 12, 2021, subject to the assumptions, qualifications, limitations and other matters contained therein. In providing such consent, we do not intend that any person other than the Board of Directors of Corvus will rely upon our opinion.
Yours truly,
/s/ BMO Nesbitt Burns Inc.
BMO Nesbitt Burns Inc.
Toronto, Ontario
November 25, 2021

APPENDIX “A”
FORM OF PROXY

SAM SAMPLE123 SAMPLES STREETSAMPLETOWN SS X9X X9X CANADA Security Class COMMON SHARESForm of Proxy - Special Meeting of Shareholders and Optionholders to be held on January 6, 2022 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or anyadjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert thename of your chosen proxyholder in the space provided (see reverse).2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are votingon behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints theManagement Nominees listed on the reverse, this proxy will be voted as recommended by Management.6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with theinstructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that mayproperly come before the meeting or any adjournment or postponement thereof, unless prohibited by law. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 9:00 a.m., Vancouver Time, on January 4, 2022. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY, 7 DAYS A WEEK! If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 23456 78901 23456

C9999999999 Appointment of ProxyholderI/We being holder(s) of securities of Corvus Gold Inc. (the“Corporation”) hereby appoint: Ronald Largent, or failing this person,Jeffrey Pontius, or failing this person, Peggy Wu (the "Management Nominees") OR Print the name of the person you areappointing if this person is someoneother than the Management Nominees listed herein. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have beengiven, as the proxyholder sees fit) and on all other matters that may properly come before the Special Meeting of shareholders and optionholders of the Corporation to be held at 1750, 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8 on January 6, 2022 at 9:00 a.m., Vancouver Time, and at any adjournment or postponement thereof.VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Arrangement ResolutionTo consider, pursuant to the Interim Order, and, if thought advisable, to pass, with or without variation, a special resolution (the“Arrangement Resolution”), the full text of which is set forth in Appendix F to the accompanying proxy statement/management informationcircular approving a plan of arrangement under Division 5 of Part 9 of the Business Corporations Act (British Columbia) involving CorvusGold Inc., its shareholders and optionholders, 1323606 B.C. Unlimited Liability Company, and AngloGold Ashanti Holdings plc, all as more particularly described in the accompanying proxy statement/management information circular. 2. Golden Parachute ProposalTo consider, and, if thought advisable, to pass, with or without variation, on a non-binding, advisory basis, a proposal to approve certaincompensation arrangements for named executive officers of Corvus Gold Inc. in connection with the plan of arrangement, all as more particularly described in the accompanying proxy statement/management information circular. 3. Adjournment ResolutionTo consider and, if thought advisable, to pass, with or without variation, a proposal to approve the adjournment or postponement of theSpecial Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Arrangement Resolution, all as more particularly described in the accompanying proxy statement/management information circular. Signature of Proxyholder I/We authorize you to act in accordance with my/our instructions set out above. I/We herebyrevoke any proxy previously given with respect to the Meeting. If no voting instructions areindicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.

SAM SAMPLE123 SAMPLES STREETSAMPLETOWN SS X9X X9X CANADA Security Class Option Holders Holder Account Number C9999999999 IND Form of Proxy - Special Meeting of Shareholders and Optionholders to be held on January 6, 2022This Form of Proxy is solicited by and on behalf of Management.Notes to proxy1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or anyadjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert thename of your chosen proxyholder in the space provided (see reverse).2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are votingon behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints theManagement Nominees listed on the reverse, this proxy will be voted as recommended by Management.6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with theinstructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that mayproperly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 9:00 a.m., Vancouver Time, on January 4, 2022. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY, 7 DAYS A WEEK! If you vote by telephone or the Internet, DO NOT mail back this proxy.Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Insteadof mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 23456 78901 23456

C9999999999 IND PR Appointment of ProxyholderI/We being holder(s) of securities of Corvus Gold Inc. (the“Corporation”) hereby appoint: Ronald Largent, or failing this person,Jeffrey Pontius, or failing this person, Peggy Wu (the "Management Nominees") ORPrint the name of the person you areappointing if this person is someoneother than the Management Nominees listed herein. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have beengiven, as the proxyholder sees fit) and on all other matters that may properly come before the Special Meeting of shareholders and optionholders of the Corporation to be held at 1750, 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8 on January 6, 2022 at 9:00 a.m., Vancouver Time, and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Arrangement ResolutionTo consider, pursuant to the Interim Order, and, if thought advisable, to pass, with or without variation, a special resolution (the“Arrangement Resolution”), the full text of which is set forth in Appendix F to the accompanying proxy statement/management informationcircular approving a plan of arrangement under Division 5 of Part 9 of the Business Corporations Act (British Columbia) involving CorvusGold Inc., its shareholders and optionholders, 1323606 B.C. Unlimited Liability Company, and AngloGold Ashanti Holdings plc, all as more particularly described in the accompanying proxy statement/management information circular. 2. Adjournment ResolutionTo consider and, if thought advisable, to pass, with or without variation, a proposal to approve the adjournment or postponement of theSpecial Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Arrangement Resolution, all as more particularly described in the accompanying proxy statement/management information circular. Signature of Proxyholder I/We authorize you to act in accordance with my/our instructions set out above. I/We herebyrevoke any proxy previously given with respect to the Meeting. If no voting instructions areindicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.

APPENDIX “B”
ARRANGEMENT AGREEMENT

Execution Version
1323606 B.C. UNLIMITED LIABILITY COMPANY
as the Purchaser
and
ANGLOGOLD ASHANTI HOLDINGS PLC
as the Guarantor
and
CORVUS GOLD INC.
as the Company

ARRANGEMENT AGREEMENT
September 13, 2021

ARRANGEMENT AGREEMENT
THIS ARRANGEMENT AGREEMENT is made as of September 13, 2021,
B E T W E E N:
1323606 B.C. UNLIMITED LIABILITY COMPANY, an unlimited liability company existing under the laws of British Columbia
(the “Purchaser”)
– and –
ANGLOGOLD ASHANTI HOLDINGS PLC, a public limited company existing under the laws of the Isle of Man
(the “Guarantor”)
– and –
CORVUS GOLD INC., a corporation existing under the laws of British Columbia
(the “Company”).
RECITALS:
A.
The Purchaser, an affiliate of the Guarantor, proposes to acquire all of the issued and outstanding common shares of the Company (other than common shares owned by the Guarantor or its affiliates) by way of a plan of arrangement under the provisions of the Business Corporations Act (British Columbia), as provided in this Agreement.

B.
A special committee of the board of directors of the Company and the board of directors of the Company have each unanimously determined that this Agreement is fair to the Shareholders (other than the Guarantor or its affiliates) and that the Arrangement is in the best interests of the Company and have resolved, subject to the terms of this Agreement, to recommend that the Securityholders vote in favour of the Arrangement Resolution.

NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the Parties agree as follows:
ARTICLE 1
INTERPRETATION
Section 1.1
Defined Terms

As used in this Agreement, the following terms have the following meanings:
“Abandoned Mine Workings” means any pits, tunnels, adits, ponds, tailing piles, materials, equipment or other mine workings or impacts that are not under the operating control or supervision of the Company or any of its Subsidiaries, and are not under the operating control or supervision of any existing and active third party.
“Aboriginal Claim” means any claim, written assertion or demand, whether proven or unproven, made by any Aboriginal Peoples with respect to Aboriginal title, Aboriginal rights, treaty rights or any other Aboriginal interest.
“Aboriginal Information” means any and all written documents or electronic and other communications and any oral communications respecting Aboriginal Claims, the issuance of any Authorization that involves Aboriginal Claims and the duty to consult Aboriginal Peoples.
“Aboriginal Peoples” means any aboriginal peoples of the United States, including Native Americans, including any federally-recognized Tribes in Nevada, and any group of aboriginal peoples, including Tribal governments.

“ACA” has the meaning ascribed thereto in Section 34(vi) of Schedule C.
“Acceptable Confidentiality Agreement” means a confidentiality agreement between the Company and a third party other than the Purchaser or the Guarantor: (i) that contains confidentiality and other restrictions (other than standstill provisions) that are no less favourable to the Company than those set out in the Confidentiality Agreement; (ii) that does not permit the third party to acquire any securities of the Company; and (iii) that contains a standstill or similar provisions that restrict the making, announcement or amendment of an Acquisition Proposal, no less favorable in the aggregate to the Company than those set out in the Confidentiality Agreement; provided that such confidentiality and standstill agreement may permit such Person to submit an Acquisition Proposal on a confidential basis to the Board.
“Acquisition Proposal” means, other than the transactions contemplated by this Agreement and other than any transaction involving only the Company and/or one or more of its wholly owned Subsidiaries, any offer, proposal or inquiry (written or oral) from any Person or group of Persons other than the Purchaser (or any affiliate of the Purchaser) after the date of this Agreement relating to (i) any sale, disposition, alliance or joint venture (or any lease, long-term supply agreement or other arrangement having the same economic effect as a sale), direct or indirect, in a single transaction or a series of related transactions, of assets (including voting or equity securities of Subsidiaries) representing 20% or more of the fair market value of the consolidated assets of the Company and its Subsidiaries, taken as a whole (based on the consolidated statements of financial position of the Company most recently filed as part of the Company Filings prior to such time), or contributing 20% or more of the consolidated annual revenue of the Company and its Subsidiaries, taken as a whole, or of 20% or more of the voting, equity or other securities of the Company or any of its Subsidiaries (or rights or interests in such voting, equity or other securities); (ii) any direct or indirect take-over bid, tender offer, exchange offer, sale or issuance of securities, or other transaction that, if consummated, would result in such Person or group of Persons beneficially owning 20% or more of any class of voting, equity or other securities (including securities convertible into or exercisable or exchangeable for voting, equity or other securities) of the Company or any of its Subsidiaries then outstanding (assuming, if applicable, the conversion, exchange or exercise of such securities convertible into or exercisable or exchangeable for voting or equity securities); (iii) any plan of arrangement, merger, amalgamation, consolidation, share exchange, share reclassification, business combination, reorganization, recapitalization, liquidation, dissolution, winding up or exclusive license involving the Company or any of its Subsidiaries holding assets with a fair market value of 20% or more of the consolidated assets of the Company and its Subsidiaries (based on the consolidated statements of financial position of the Company most recently filed as part of the Company Filings) or contributing 20% or more of the consolidated annual revenue of the Company and its Subsidiaries (based on the annual consolidated statements of net income and comprehensive income of the Company most recently filed as part of the Company Filings); or (iv) any other transaction or series of transactions involving the Company or any of its Subsidiaries having a similar result as any of the foregoing.
“affiliate” has the meaning specified in National Instrument 45-106 — Prospectus Exemptions.
“Agreement” means this arrangement agreement.
“Annual Financial Statements” means the audited financial statements of the Company as at, and for the years ended, May 31, 2020 and May 31, 2021, including the notes thereto.
“Anti-Corruption Laws” has the meaning specified in Section 17(ii) of Schedule C.
“Arrangement” means an arrangement under Division 5 of Part 9 of the BCBCA on the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations to the Plan of Arrangement made in accordance with the terms of this Agreement and the Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably.
“Arrangement Resolution” means the special resolution approving the Plan of Arrangement to be considered at the Company Meeting, substantially in the form of Schedule B.

“Authorization” means, with respect to any Person, any order, grant, permit, approval, certificate, consent, waiver, licence, classification, registration or other authorization of or from any Governmental Entity having jurisdiction over the Person.
“BCBCA” means the Business Corporations Act (British Columbia).
“BMO Opinion” means the opinion of BMO Nesbitt Burns Inc. to the effect that, as of the date of such opinion and based upon and subject to the assumptions, limitations and qualifications set forth therein, the Consideration to be received by the holders of Common Shares (other than the Purchaser, Guarantor and their respective affiliates) under the Agreement is fair, from a financial point of view.
“Board” means the board of directors of the Company as constituted from time to time.
“Board Recommendation” has the meaning specified in Section 2.4(1).
“Breaching Party” has the meaning specified in Section 4.9(3).
“Bump Transactions” has the meaning ascribed thereto in Section 4.6(2).
“Business Day” means any day of the year, other than a Saturday, Sunday or any other day on which major banks are authorized or required by applicable Law to be closed for business in Vancouver, British Columbia, New York, New York, London, England or Johannesburg, South Africa.
“CERCLA” means the United States Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. §§ 9601, et seq.
“Change in Recommendation” has the meaning specified in Section 7.2(1)(d)(ii).
“COBRA” has the meaning specified in Section 34(ix) of Schedule C.
“Code” means the United States Internal Revenue Code of 1986.
“Common Shares” means the common shares in the capital of the Company.
“Company” has the meaning given to it in the preamble to this Agreement.
“Company Budget” means the budget prepared by the Company and provided to the Guarantor on September 12, 2021.
“Company Disclosure Letter” means the disclosure letter dated the date of this Agreement and delivered by the Company to the Purchaser in connection with the execution of this Agreement.
“Company Employees” means the employees of the Company and its Subsidiaries.
“Company Filings” means all documents publicly filed (i) under the profile of the Company on SEDAR or (ii) by the Company on EDGAR, in the case of each of clause (i) and (ii), between June 1, 2021 and the date hereof.
“Company Meeting” means the special meeting of Securityholders, including any adjournment or postponement of such special meeting in accordance with the terms of this Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution.
“Company Proxy Statement” means the notice of the Company Meeting and accompanying proxy statement/information circular, including all schedules, appendices and exhibits to, and information incorporated by reference in, such proxy statement/information circular, to be sent to the Securityholders in connection with the Company Meeting, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.
“Company Securities” means, collectively, the Common Shares and the Options.
“Confidentiality Agreement” means the confidentiality agreement dated as of December 4, 2017, between Corvus Gold Nevada Inc. and AngloGold Ashanti (U.S.A.) Exploration Inc., as amended and extended on December 4, 2018, December 4, 2019 and December 1, 2020 and as further amended from time to time.

“Consideration” means $4.10 in cash per Common Share, without interest.
“Contract” means any agreement, commitment, engagement, contract, franchise, lease, licence, undertaking, or other right or obligation (written or oral) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or affected or to which any of their respective properties or assets is subject.
“Court” means the Supreme Court of British Columbia.
“Data Room” means the material contained in the virtual data room established by the Company as at 6:00 p.m. (Toronto time) on September 12, 2021, the index of all such documents of which is appended to the Company Disclosure Letter.
“Depositary” means Computershare Investor Services Inc. or such other trust company, bank or other financial institution agreed to in writing by each of the Parties to act as depositary in respect of the Arrangement.
“Dissent Rights” means the rights of dissent in respect of the Arrangement described in the Plan of Arrangement.
“EDGAR” means the system for Electronic Data Gathering, Analysis and Retrieval.
“Effective Date” means the date upon which the Arrangement becomes effective, as set out in Section 2.7(1).
“Effective Time” means 12:01 a.m. on the Effective Date, or such other time as the Parties agree to in writing before the Effective Date.
“Employee Plans” means all health, welfare, supplemental unemployment benefit, change of control, bonus, profit sharing, option, life insurance, compensation, incentive, incentive compensation, deferred compensation, share purchase, share compensation, disability, pension, vacation, severance or termination pay, retirement or savings plans, stock purchase, stock appreciation, medical, dental, or other employee benefit plans, fringe benefit, policies, trusts, funds, agreements, programmes, practices or arrangements for the benefit of employees, former employees, officers, directors or former directors of the Company or any of its Subsidiaries, whether written or oral, funded or unfunded, insured or self-insured, registered or unregistered, which are maintained by or binding upon the Company or any of its Subsidiaries or in respect of which the Company or any of its Subsidiaries has an actual or contingent liability or otherwise, excluding obligations pursuant to a statute.
“Environmental Laws” means all Laws and agreements with Governmental Entities and all other statutory or regulatory requirements, in each such case, relating to human health or safety, pollution or the protection of the environment, including the reclamation or restoration of properties, and all Authorizations issued pursuant to such Laws, agreements or other statutory or regulatory requirements.
“ERISA” means the United States Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” means, with respect to any person, any other person that, together with such first person, would be treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the United States Internal Revenue Code of 1986.
“Final Order” means the final order of the Court pursuant to Section 291 of the BCBCA in form and substance acceptable to the Company and the Purchaser, each acting reasonably, approving the Arrangement, as such order may be amended, modified, supplemented or varied by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn, abandoned or denied, as affirmed or as amended on appeal (provided that any such amendment, modification, supplement or variation is acceptable to both the Company and the Purchaser, each acting reasonably).
“Financial Advisor Opinions” means, collectively, the BMO Opinion and the Fort Capital Opinion.
“Financial Advisors” means, collectively, BMO Nesbitt Burns Inc. and Fort Capital Partners.

“Fort Capital” means Fort Capital Partners.
“Fort Capital Opinion” means the opinion of Fort Capital Partners to the effect that, as of the date of such opinion and based upon and subject to the assumptions, limitations and qualifications set forth therein, the Consideration to be received by the Shareholders under the Agreement is fair, from a financial point of view, to the Shareholders (other than the Guarantor or its affiliates).
“Funding Loan” has the meaning given to it in the Plan of Arrangement.
“Good Industry Practice” means, in relation to any decision, action or undertaking, the exercise of that degree of diligence, skill, care, prudence, oversight, economy and stewardship which is commonly observed or would reasonably be expected to be observed by skilled and experienced professionals in the U.S. mining industry engaged in the same type of decision, action or undertaking under the same or similar circumstances.
“Good Mining Title” means that title which will allow the miner to explore, develop, mine or utilize, and transfer, all as allowed by state and federal law, the Unpatented Claims which are part of the Project Real Property with the reasonable expectation of being able to do so without interference by others claiming an interest in the Project Real Property.
“Governmental Entity” means (i) any international, multinational, national, federal, provincial, state, regional, county, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, ministry, agency or instrumentality, domestic or foreign, (ii) any subdivision or authority of any of the above, (iii) any quasi-governmental or private body exercising any statutory, regulatory, expropriation or taxing authority under or for the account of any of the foregoing or (iv) any stock exchange.
“Guarantor” has the meaning given to it in the preamble to this Agreement.
“Hazardous Substances” means any element, waste, substance or material that is listed, defined, classified or otherwise regulated as toxic, hazardous, radioactive or flammable, or prohibited, by Environmental Laws, including pollutants, contaminants, chemicals, deleterious substances, dangerous goods, hazardous or industrial toxic wastes or substances, radioactive materials, flammable substances, explosives, petroleum and petroleum products, byproducts and derivatives, polychlorinated biphenyls, cyanide, hydrogen sulfide, arsenic, cadmium, lead and other metals, mercury, chlorinated solvents and asbestos.
“Historic Site” means a site listed or potentially eligible for listing under the United States National Historic Preservation Act of 1966, the United States Antiquities Act of 1906, or any similar state or local Law.
“HSR Act” means the United States Hart-Scott Rodino Antitrust Improvements Act of 1976, and the rules and regulations promulgated thereunder.
“Indemnified Person” has the meaning set forth in Section 8.6(1).
“Intellectual Property” means domestic and foreign: (i) patents, applications for patents and reissues, divisions, continuations, renewals, extensions and continuations-in-part of patents or patent applications; (ii) proprietary and non-public business information, including inventions (whether patentable or not), invention disclosures, improvements, discoveries, trade secrets, confidential information, know-how, methods, processes, designs, technology, technical data, schematics, formulae and customer lists, and documentation relating to any of the foregoing; (iii) copyrights, copyright registrations and applications for copyright registration; (iv) mask works, mask work registrations and applications for mask work registrations; (v) designs, design registrations, design registration applications and integrated circuit topographies; (vi) trade names, business names, corporate names, domain names, website names and world wide web addresses, common law trademarks, trade-mark registrations, trade mark applications, trade dress and logos, and the goodwill associated with any of the foregoing; (vii) software; and (viii) any other intellectual property and industrial property.
“Interim Order” means the interim order of the Court in a form acceptable to the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the

Company Meeting, as such order may be amended, modified, supplemented or varied by the Court with the consent of the Company and the Purchaser, each acting reasonably.
“Law” or “Laws” means, with respect to any Person, any and all applicable laws (statutory, common or otherwise), constitutions, treaties, conventions, ordinances (including zoning), codes, rules, regulations, orders, injunctions, writs, judgments, decrees, rulings or other similar requirements, whether domestic or foreign, enacted, adopted, issued, promulgated or applied by a Governmental Entity that is binding upon or applicable to such Person or its business, undertaking, property or securities, and to the extent that they have the force of law, policies, guidelines, notices and protocols of any Governmental Entity, as amended.
“Leased Real Property” means all real property leased, subleased, licensed or similarly occupied by the Company or any of its Subsidiaries, including all buildings, structures, improvements, appurtenances and fixtures thereon or attached or appurtenant thereto.
“Leases” means the leases, subleases, licenses and occupancy agreements underlying the Leased Real Property.
“Lien” means any mortgage, charge, pledge, hypothec, security interest, lease, sublease, royalty, statutory or deemed trust, transfer restriction under any shareholder or similar agreement, prior claim, encroachments, option, right of first refusal or first offer, occupancy right, covenant, assignment, lien (statutory or otherwise), defect of title, or restriction or adverse right or claim, or other third party interest or encumbrance of any kind, in each case, whether contingent or absolute, or any agreement, option, right or privilege (whether by Law, contract or otherwise) capable of becoming any of the foregoing but does not include any matter that is described in the definition of “Permitted Lien” in this Section 1.1.
“Matching Period” has the meaning specified in Section 5.4(1)(e).
“Material Adverse Effect” means any change, event, occurrence, effect, fact, circumstance or development that, individually or in the aggregate with other such changes, events, occurrences, effects, state of facts, circumstances or developments:
(a)
is or would reasonably be expected to be material and adverse to the business, operations, affairs, results of operations, assets, properties, capitalization, condition (financial or otherwise), or liabilities (contingent or otherwise and whether contractual or otherwise) of the Company and its Subsidiaries, taken as a whole, except any such change, event, occurrence, effect, fact, circumstance or development resulting from or arising in connection with:

(i)
any change generally affecting the industry in which the Company operates;

(ii)
any change in general economic, business, regulatory, political or market conditions or any epidemic, pandemic or outbreak of illness;

(iii)
any natural disaster;

(iv)
changes in the price of gold;

(v)
any changes in currency exchange rates, interest rates or rates of inflation;

(vi)
any change or proposed change in any Laws or the interpretation, application or non-application of any Laws by any Governmental Entity;

(vii)
any change in U.S. GAAP;

(viii)
any action taken by the Company or any of its Subsidiaries which is expressly required to be taken pursuant to this Agreement or applicable Law;

(ix)
the failure, in and of itself, of the Company to meet any internal or published projections, forecasts or estimates of revenues, earnings, sales, margins or cash flows (it being understood that the facts or circumstances underlying such failure may be taken into account in determining whether a Material Adverse Effect has occurred);
(x)
the execution, announcement or performance of this Agreement or consummation of the Arrangement (provided that this clause (x) shall not apply with respect to any representation or warranty the purpose of which is to address the consequences resulting from the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement or the performance of obligations under this Agreement);

(xi)
any actions taken (or omitted to be taken) upon the written request of the Purchaser or with the Purchaser’s prior written consent (it being understood that the facts or circumstances underlying such request or consent may be taken into account in determining whether a Material Adverse Effect has occurred); or

(xii)
any change in the market price or trading volume of any securities of the Company (it being understood that the facts or circumstances underlying such change in market price may be taken into account in determining whether a Material Adverse Effect has occurred);

provided, however, that with respect to clauses (i) through (vii), such matter does not have a materially disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, in comparison to other comparable companies and entities operating in the industry in which the Company and/or its Subsidiaries operate; and provided further, unless expressly provided in any particular section of this Agreement, references in certain sections of this Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretive for purposes of determining whether a “Material Adverse Effect” has occurred.
“Material Contract” means any Contract: (i) that if terminated by any party thereto or modified or if it ceased to be in effect, would reasonably be expected to have a Material Adverse Effect; (ii) relating directly or indirectly to indebtedness for borrowed money or to the guarantee, support, indemnification or assumption or any similar commitment with respect to any liabilities (whether accrued, absolute, contingent or otherwise), obligations or indebtedness of any Person other than the Company or any of its Subsidiaries in excess of $500,000; (iii) restricting the incurrence of indebtedness by the Company or any of its Subsidiaries (including by requiring the granting of an equal and rateable Lien) or the incurrence of any Liens on any properties or assets of the Company or any of its Subsidiaries, or restricting the payment of dividends by the Company or by any of its Subsidiaries; (iv) under which the Company or any of its Subsidiaries is obligated to make or expects to receive payments in excess of $500,000 over the remaining term or which contains minimum purchase commitments or other terms that restrict or limit the purchasing or selling ability of the Company or any of its Subsidiaries; (v) under which the Company or any of its Subsidiaries has directly or indirectly made loans or advances to a third party, (vi) providing for the establishment, investment in, organization, formation or operation of any joint venture, limited liability company or partnership; (vii) that creates an exclusive dealing arrangement or right of first offer or refusal or “most favoured nation” obligation in favour of another Person; (viii) providing for contractual severance or change in control payments; (ix) that relates to the sale or purchase of a Person, or material business, property or asset, whether in the form of a sale, purchase, exchange (or option to sell, purchase or exchange), merger, consolidation, combination or otherwise (including any such transaction that has closed but under which one or more of the parties have material ongoing obligations); (x) that limits or restricts (A) the ability of the Company or any of its Subsidiaries to engage in any business activity or carry on business or acquire an interest in real property or minerals in any geographic area (other than a confidentiality agreement with a customary area of interest clause with a duration of twelve (12) months or less that does not extend to affiliates of the Company other than Subsidiaries), or (B) the scope of Persons to whom the Company or any of its Subsidiaries may sell products or deliver services; (xi) that is a Lease; (xii) that is a contractual royalty, production payment, net profits, earn-out, streaming agreement, metal pre-payment or similar agreement; or (xiii) that is otherwise material to the Company and its Subsidiaries, taken as a whole.
“MI 61-101” means Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions.

“Mineral Property” means all mining interests of the Company or any of its Subsidiaries including all mineral prospecting, and exploration concessions, licences, permits, leases, rights, fee property, claims (including the Unpatented Claims), surface access rights, easements and all other forms of mineral tenure, in each case whether created privately or by the action of any Governmental Entity, and whether contractual, statutory, regulatory or otherwise.
“Misrepresentation” means an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made.
“Money Laundering Laws” has the meaning specified in Section 17(iv) of Schedule C.
“Mother Lode Project” means the gold exploration project located in Nye County, Nevada, as described in the Company Filings.
“NASDAQ” means the Nasdaq Stock Market.
“North Bullfrog Project” means the gold exploration project located in Nye County, Nevada, as described in the Company Filings.
“officer” has the meaning specified in the Securities Act (British Columbia).
“Options” means the options to purchase Common Shares granted under the Stock Option Plan.
“Ordinary Course” means, with respect to an action taken or to be taken by the Company, that such action is consistent with the past practices of the Company and is taken in the ordinary course of the normal day-to-day operations of the business of the Company.
“Outside Date” means March 31, 2022, subject to the right of the Purchaser or the Company to postpone the Outside Date for up to an additional 90 days (in increments of at least 30 days, as specified by the postponing Party) if any of the conditions set out in Sections 6.1 or 6.2(d) have not been satisfied or waived on or prior to March 31, 2022 (or any subsequent Outside Date), by giving written notice to the other Party to such effect no later than 5:00 p.m. (Toronto time) on the Outside Date (or any subsequent Outside Date).
“Owned Real Property” means all real property owned by the Company or any of its Subsidiaries, including all buildings, structures, improvements, appurtenances and fixtures thereon or attached or appurtenant thereto.
“Parties” means the parties to this Agreement and
“Party” means any one of them.
“Permitted Liens” means, in respect of the Company or any of its Subsidiaries, any one or more of the following:
(a)
Liens for Taxes which are not due or delinquent, are not registered against title to any assets and in respect of which adequate holdbacks are being maintained as required by applicable Law;

(b)
inchoate or statutory Liens of contractors, subcontractors, mechanics, workers, suppliers, materialmen, carriers and others in respect of the construction, maintenance, repair or operation of the assets; provided that such Liens are related to obligations not due or delinquent, are not registered against title to any assets and in respect of which adequate holdbacks are being maintained as required by applicable Law;

(c)
the right reserved to or vested in any Governmental Entity by any statutory provision or by the terms of any lease, licence, franchise, grant or permit of the Company or any of its Subsidiaries, to terminate any such lease, licence, franchise, grant or permit, or to require annual or other payments as a condition of their continuance;

(d)
the paramount title of the United States of America, and statutory rights of third parties to use the surface of the Unpatented Claims and the rights of any lessees of leasable minerals granted by the applicable Governmental Entity pursuant to applicable Laws within the boundaries of the lands covered by the Unpatented Claims;
(e)
the rights of lessors and lessees under leases, and the rights of third parties under any Material Contracts or any Contracts executed in the Ordinary Course as would not, individually or in the aggregate, reasonably be expected to materially interfere with the conduct of the business of the Company or any of its Subsidiaries;

(f)
restrictive covenants, easements and minor defects, imperfections or irregularities of title, if any, as would not, individually or in the aggregate, reasonably be expected to materially interfere with the conduct of the business of the Company or any of its Subsidiaries;

(g)
the Royalties; and

(h)
Liens listed and described in Section 1.1 “Permitted Liens” of the Company Disclosure Letter.

“Person” includes any individual, sole proprietorship, corporation, partnership, limited partnership, limited liability company, unlimited liability company, joint venture, joint stock company, incorporated or unincorporated association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status.
“Plan of Arrangement” means the plan of arrangement under Division 5 of Part 9 of the BCBCA, substantially in the form of Schedule A hereto, subject to any amendments or variations to such plan made in accordance with this Agreement and the Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably.
“Pre-Acquisition Reorganization” has the meaning set forth in Section 4.6(1).
“Project” means collectively the North Bullfrog Project and the Mother Lode Project.
“Project Property” means all of the property, assets, undertaking, approvals, licenses, permits, Intellectual Property and rights of any of the Company or its Subsidiaries in and relating to the North Bullfrog Project, the Mother Lode Project and the other properties listed in Section 1.1 “Project Property” of the Company Disclosure Letter, including real property, Water Rights (whether appurtenant to real property or not), personal property and mineral interests, and specifically including, but not limited to: (i) the Project Real Property; (ii) all accounts, instruments, chattel paper, deposit accounts, documents, intangibles, goods (including inventory, equipment and fixtures), money, letter of credit rights, supporting obligations, claims, causes of action and other legal rights and investment property; (iii) all products, proceeds (including proceeds of proceeds), rents and profits of the foregoing; and (iv) all books and records of the Company and its Subsidiaries related to any of the foregoing.
“Project Real Property” means, collectively, all Owned Real Property, Leased Real Property and Mineral Property, including relating to the North Bullfrog Project, the Mother Lode Project and the other properties listed in Section 1.1 “Project Real Property” of the Company Disclosure Letter and all Water Rights (whether appurtenant to real property or not).
“Purchaser” has the meaning given to it in the preamble to this Agreement.
“Regulatory Approval” means any consent, waiver, permit, exemption, review, order, decision or approval of, or any registration and filing with, any Governmental Entity, or the expiry, waiver or termination of any waiting period imposed by Law or a Governmental Entity, in each case required in connection with the Arrangement or requested by a Requesting Authority, including the Required Regulatory Approval.
“Release” means any release, spill, emission, discharge, injection, disposal, leaking, pumping, pouring, emptying, escaping, leaching, dumping or discarding on, into or through the environment.
“Representatives” has the meaning specified in Section 5.1(1).

“Requesting Authority” means any U.S. Governmental Entity that, at any time prior to the closing of the Arrangement, asserts jurisdiction over, or requests from any of the Parties a filing or submission relating to the Arrangement.
“Required Approval” has the meaning specified in Section 2.2(b).
“Required Regulatory Approval” means the SARB Approval.
“Restricted Parties” has the meaning specified in Section 17(iii) of Schedule C.
“Review Laws” means the HSR Act or other antitrust, competition or pre-merger notification, trade regulation or foreign investment regulation Laws of any jurisdiction.
“Royalties” means the royalties set out in Section 1.1 “Royalties” of the Company Disclosure Letter.
“Sanctions Laws” has the meaning specified in Section 17(iii) of Schedule C.
“SARB Approval” means the approval, statement of no objection or equivalent decision or statement of the South African Reserve Bank, in accordance with the exchange control regulations of the Republic of South Africa, with respect to the acquisition by the Purchaser of all of the issued Common Shares (other than securities owned by the Guarantor or its affiliates) in accordance with the Arrangement.
“SEC” means the United States Securities and Exchange Commission.
“SEC Resolution Date” means the later of: (A) 10 days after the filing of the preliminary Company Proxy Statement with the SEC if the staff of the SEC has not indicated that it will review the Company Proxy Statement or the date first following the 10 days after filing of the preliminary Company Proxy Statement on which the staff of the SEC advises the Company that it will not review the Company Proxy Statement, it has no comments, or no further comments, with respect to the Company Proxy Statement and (B) the date on which the staff of the SEC advises the Company and the Purchaser that it will not review the Schedule 13E-3 or has no comments, or no further comments, with respect to the Schedule 13E-3.
“Securities Authority” means the British Columbia Securities Commission, the SEC and any other applicable securities commissions or securities regulatory authority of a province or territory of Canada or of a state of the United States.
“Securities Laws” means the Securities Act (British Columbia), the U.S. Securities Act, the U.S. Exchange Act, and any other applicable Canadian provincial and territorial and United States federal and state securities Laws.
“Securityholders” means, collectively, Shareholders and holders of Options.
“SEDAR” means the System for Electronic Document Analysis Retrieval.
“Shareholders” means the registered and/or beneficial holders of Common Shares, as the context requires.
“Special Committee” means the special committee of independent directors established by the Board in connection with the transactions contemplated by this Agreement.
“Stock Option Plan” means the amended 2010 incentive stock option plan of the Company effective July 8, 2010.
“Subsidiary” has the meaning specified in National Instrument 45-106 — Prospectus Exemptions as in effect on the date of this Agreement.
“Superior Proposal” means any unsolicited bona fide written Acquisition Proposal from a Person who is an arm’s-length third party to acquire not less than all of the outstanding Common Shares not beneficially owned by the Person making such Acquisition Proposal or all or substantially all of the assets of the Company on a consolidated basis that: (a) complies with Securities Laws in all material respects and did not result from or involve a breach of Article 5; (b) is reasonably capable of being completed in accordance with its terms, without undue delay, taking into account all financial, legal, regulatory and other aspects of such Acquisition Proposal and the Person making such Acquisition Proposal; (c) is not subject to any financing contingency and in respect of which it has been demonstrated to the satisfaction of the Board, acting in good faith, that adequate arrangements have been made to ensure that the required funds will be available to effect payment in full for all of the Common Shares or assets, as the case may be; (d) is not subject to any due diligence and/or access condition; and (e) the Board determines, in its good faith judgment, after receiving the advice of its outside legal counsels and financial advisors and after taking into account all the terms and conditions of the Acquisition Proposal, including all legal, financial, regulatory and other aspects of such Acquisition Proposal and the Person making such Acquisition Proposal, would, if consummated in accordance with its terms, but without assuming away the risk of non-completion, result in a transaction which is more favourable, from a financial point of view, to the Shareholders than the Arrangement (including any amendments to the terms and conditions of the Arrangement proposed by the Purchaser pursuant to Section 5.4(2)).
“Superior Proposal Notice” has the meaning specified in Section 5.4(1)(c).
“Supporting Shareholders” means, collectively, (i) each director and officer of the Company and (ii) Sprott Gold Equity Fund.
“Tax Act” means the Income Tax Act (Canada).
“Tax Returns” means any and all returns, reports, declarations, elections, notices, forms, designations, filings, and statements (including estimated tax returns and reports, withholding tax returns and reports, and information returns and reports) filed or required to be filed in respect of Taxes.
“Taxes” means (i) any and all taxes, duties, fees, excises, premiums, assessments, imposts, levies and other charges or assessments of any kind whatsoever imposed by any Governmental Entity, whether computed on a separate, consolidated, unitary, combined or other basis, including those levied on, or measured by, or described with respect to, income, gross receipts, profits, gains, windfalls, capital, capital stock, production, recapture, transfer, land transfer, license, gift, occupation, wealth, environment (including taxes under Code §59A), net worth, indebtedness, surplus, sales, goods and services, harmonized sales, use, value-added, excise, special assessment, stamp, withholding, business, franchising, real or personal property, health, employee health, payroll, workers’ compensation, employment or unemployment, severance, social services, social security, education, utility, surtaxes, customs, import or export, and including all license and registration fees and all employment insurance, health insurance and government pension plan premiums or contributions; (ii) all interest, penalties, fines, additions to tax or other additional amounts imposed by any Governmental Entity on or in respect of amounts of the type described in clause (i) above or this clause (ii); (iii) any liability for the payment of any amounts of the type described in clauses (i) or (ii) as a result of being a member of an affiliated, consolidated, combined or unitary group for any period; and (iv) any liability for the payment of any amounts of the type described in clauses (i) or (ii) as a result of any express or implied obligation to indemnify any other Person or as a result of being a transferee or successor in interest to any party.
“Technical Reports” means the technical reports titled: (i) “Technical Report and Preliminary Economic Assessment for Biox Mill and Heap Leach Processing at the Mother Lode Project, Bullfrog Mining District, NYE County, Nevada”, dated November 21, 2020 (effective October 7, 2020), prepared by Resources Development Associates, Inc., MinerMike, LLC, Forte Dynamics, Inc., EM Strategies and Pro Solv LLC; and (ii) “Technical Report and Preliminary Economic Assessment for Gravity Mining and Heap Leach Processing at the North Bullfrog Project, Bullfrog Mining District, NYE County, Nevada”, dated November 21, 2020 (effective October 7, 2020) prepared by Resources Development Associates, Inc., MinerMike, LLC, Forte Dynamics, Inc., EM Strategies and Pro Solv LLC.
“Terminating Party” has the meaning specified in Section 4.9(3).
“Termination Fee” has the meaning specified in Section 8.2(2).
“Termination Fee Event” has the meaning specified in Section 8.2(2).
“Termination Notice” has the meaning specified in Section 4.9(3).
“TSX” means the Toronto Stock Exchange.

“Unpatented Claims” means all unpatented mining claims (including any and all lode, placer, mill site and tunnel site claims) set out in Section 1.1 “Unpatented Claims” of the Company Disclosure Letter.
“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder.
“U.S. GAAP” means the generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession in the United States, in each case, as applicable, as of the time of the relevant financial statements referred to herein.
“U.S. Securities Act” means the United States Securities Act of 1933, and the rules and regulations promulgated thereunder.
“Valuation” means the independent formal valuation prepared by Fort Capital Partners for the Special Committee in accordance with and pursuant to MI 61-101.
“Voting Agreements” means the voting agreements dated the date hereof entered into among the Purchaser, the Guarantor and each of the Supporting Shareholders, pursuant to which such Persons have agreed, among other things, to vote the Company Securities beneficially owned by them in favour of the Arrangement Resolution in accordance with the terms of such agreements.
“Water Rights” means all rights to divert, appropriate, and/or use water under any application, grant, permit, certificate, decree, contract or claim whether adjudicated, unadjudicated, perfected, or unperfected.
Section 1.2
Certain Rules of Interpretation

In this Agreement, unless otherwise specified:
(a)
Headings, etc. The provision of a Table of Contents, the division of this Agreement into Articles, Sections and subsections and the insertion of headings are for convenience of reference only and do not affect the meaning or interpretation of this Agreement.

(b)
Currency. All references to dollars or to $ are references to Canadian dollars.

(c)
Gender and Number. Any reference to gender includes all genders. Words importing the singular number only include the plural and vice versa.

(d)
Certain Phrases and References, etc. The words “including”, “includes” and “include” mean “including (or includes or include) without limitation,” and “the aggregate of”, “the total of”, “the sum of”, or a phrase of similar meaning means “the aggregate (or total or sum), without duplication, of.” Unless stated otherwise, “Article”, “Section”, and “Schedule” followed by a number or letter mean and refer to the specified Article or Section of or Schedule to this Agreement. The term “Agreement” and any reference in this Agreement to this Agreement or any other agreement or document includes, and is a reference to, this Agreement or such other agreement or document as it may have been, or may from time to time be, amended, restated, replaced, supplemented or novated and includes all schedules to it. The term “made available” or similar expressions in respect of any document or information provided to the Purchaser will be construed for all purposes under this Agreement as meaning that a copy of such document or information was filed and made generally available for viewing by the Purchaser in the Data Room.

(e)
Capitalized Terms in Exhibits and Schedules. Any capitalized terms used in any exhibit or Schedule but not otherwise defined therein, have the meanings given to them in this Agreement.

(f)
Statutes. Any reference to a statute refers to such statute and all rules and regulations made under it, as it or they may have been or may from time to time be amended or re-enacted, unless stated otherwise.

(g)
Computation of Time. In the event that any date on or by which any action is required or permitted to be taken hereunder by any of the Parties is not a Business Day, such action will be required or permitted to be taken on or by the next succeeding day which is a Business Day. A period of time is to be computed as beginning on the day following the event that began the period and ending at 5:00 p.m. on the last day of the period, if the last day of the period is a Business Day, or at 5:00 p.m. on the next Business Day if the last day of the period is not a Business Day.

(h)
Time References. Unless otherwise stated, references to time are to local time, Vancouver, British Columbia.

(i)
Subsidiaries. To the extent any covenants or agreements relate, directly or indirectly, to a Subsidiary of the Company, each such provision shall be construed as a covenant by the Company to cause (to the fullest extent to which it is legally capable) such Subsidiary to perform the required action.

(j)
Consents. If any provision requires approval or consent of a Party and such approval or consent is not delivered within the specified time limit, the Party whose consent or approval is required shall be conclusively deemed to have withheld its approval or consent.

Section 1.3
Accounting Matters

Unless otherwise stated, all accounting terms used in this Agreement have the meanings attributable thereto under U.S. GAAP and all determinations of an accounting nature required to be made are to be made in a manner consistent with U.S. GAAP.
Section 1.4
Schedules

The following Schedules attached to this Agreement, being:
Schedule A	Plan of Arrangement
Schedule B	Arrangement Resolution
Schedule C	Representations and Warranties of the Company
Schedule D	Representations and Warranties of the Purchaser and the Guarantor
are incorporated by reference into, and form as part of, this Agreement.

Section 1.5
Knowledge

In this Agreement, references to “to the knowledge of” means the actual knowledge of the Company’s Chief Executive Officer and President, Chief Financial Officer, Chief Administrative Officer, and Corporate Secretary, in each case after reasonable inquiry, with the presumption that such officers have made such due and diligent inquiries as they consider necessary and reasonable in the circumstances (acting reasonably and in good faith in such consideration).
Section 1.6
Company Disclosure Letter

The Company Disclosure Letter itself and all information contained in it is confidential information and may not be disclosed unless (i) it is required to be disclosed pursuant to applicable Law unless such Law permits the Parties to refrain from disclosing the information for confidentiality or other purposes or (ii) a Party needs to disclose it in order to enforce its rights under this Agreement.
ARTICLE 2
THE ARRANGEMENT
Section 2.1
Arrangement

The Company and the Purchaser agree that the Arrangement will be implemented in accordance with and subject to the terms and conditions of this Agreement and the Plan of Arrangement.
Section 2.2
Interim Order

As soon as reasonably practicable after the SEC Resolution Date, but in any event not later than three (3) Business Days after the SEC Resolution Date, the Company shall apply in a manner reasonably acceptable to the Purchaser pursuant to Section 291 of the BCBCA and, in cooperation with the Purchaser, prepare, file and diligently pursue an application for the Interim Order, which must provide, among other things:
(a)
for the class of Persons to whom notice is to be provided in respect of the Arrangement and the Company Meeting and for the manner in which such notice is to be provided;

(b)
that the required level of approval (the “Required Approval”) for the Arrangement Resolution shall be:

(i)
66 2/3% of the votes cast on the Arrangement Resolution by (A) Shareholders present in person or represented by proxy and entitled to vote at the Company Meeting, and (B) Securityholders present in person or represented by proxy and entitled to vote at the Company Meeting, voting together as a single class, and

(ii)
a simple majority of the votes cast on the Arrangement Resolution by Shareholders present in person or represented by proxy and entitled to vote at the Company Meeting, excluding for this purpose votes attached to Company Securities held by persons described in items (a) through (d) of section 8.1(2) of MI 61-101;

(c)
that, in all other respects, other than as ordered by the Court, the terms, restrictions and conditions of the constating documents of the Company, including quorum requirements and all other matters, shall apply in respect of the Company Meeting;

(d)
for the grant of Dissent Rights to those Shareholders who are registered Shareholders;

(e)
for the notice requirements with respect to the presentation of the application to the Court for the Final Order;

(f)
that the Company Meeting may be adjourned or postponed from time to time by the Company with the prior written consent of the Purchaser in accordance with the terms of this Agreement without the need for additional approval of the Court;

(g)
that the record date for the Securityholders entitled to notice of and to vote at the Company Meeting will not change in respect of any adjournment(s) or postponement(s) of the Company Meeting, unless required by Law; and

(h)
for such other matters as the Purchaser may reasonably require.

Section 2.3
The Company Meeting

Subject to the terms and conditions of this Agreement, in order to facilitate the Arrangement, the Company shall take all action necessary in accordance with all applicable Laws, including Securities Laws, to:
(a)
in accordance with the terms and the procedures contained in the Interim Order, the Company’s constating documents and the rules of the NASDAQ and the TSX, duly call, give notice of, convene and hold the Company Meeting as promptly as practicable, and in any event not later than forty (40) days after receipt of the Interim Order and not adjourn, postpone or cancel (or propose the adjournment, postponement or cancellation of) the Company Meeting without the prior written consent of the Purchaser, except: (i) in the case of an adjournment, as required for quorum purposes or by applicable Law; or (ii) as required or permitted under Section 4.9(3) or Section 5.4(5); provided that the Company may, and upon the reasonable request of the Purchaser shall, adjourn the Company Meeting on one or more occasions of not more than ten (10) Business Days in the aggregate for the purposes of attempting to solicit proxies to obtain the Required Approval of the Arrangement Resolution;

(b)
solicit proxies in favour of the approval of the Arrangement Resolution and against any resolution submitted by any Person that is inconsistent with the Arrangement Resolution and the completion of any of the transactions contemplated by this Agreement, and, if requested by the Purchaser, engage a dealer and proxy solicitation agent for such purpose (such dealer and/or agent to be selected by the Purchaser, subject to the consent of the Company, not to be unreasonably withheld, conditioned or delayed), and cooperate with any such agent or other Persons engaged by the Purchaser to solicit proxies in favour of the approval of the Arrangement Resolution, and, notwithstanding any other provision of this Agreement, the costs and expenses associated with any such proxy solicitation agent required by the Purchaser shall be paid by the Purchaser;
(c)
provide the Purchaser with copies of or access to information regarding the Company Meeting generated by any dealer or proxy solicitation services firm, as requested from time to time by the Purchaser;

(d)
consult with the Purchaser in fixing the record date for the Company Meeting and the date of the Company Meeting, give notice to the Purchaser of the Company Meeting and allow the Purchaser’s representatives and legal counsel to attend the Company Meeting;

(e)
promptly advise the Purchaser, at such times as the Purchaser may reasonably request and at least on a daily basis on each of the last 10 Business Days prior to the date of the Company Meeting, as to the aggregate tally of the proxies (specifying votes “for” and votes “against” the Arrangement Resolution) received by the Company in respect of the Arrangement Resolution;

(f)
(i) promptly advise the Purchaser of any communication (written or oral) from any Securityholder in opposition to the Arrangement, written notice of dissent, purported exercise or withdrawal of Dissent Rights and any other instruments served pursuant to Dissent Rights and received by the Company or any of its Representatives and (ii) provide the Purchaser with an opportunity to review and comment on any written communication sent by or on behalf of the Company to any Shareholder exercising or purporting to exercise Dissent Rights;

(g)
not make any payment or settlement offer, or agree to any payment or settlement prior to the Effective Time with respect to Dissent Rights without the prior written consent of the Purchaser;

(h)
not change the record date for the Securityholders entitled to vote at the Company Meeting in connection with any adjournment or postponement of the Company Meeting unless required by Law; and

(i)
at the reasonable request of the Purchaser from time to time, provide the Purchaser with a list (in both written and electronic form) of (i) the Shareholders, together with their addresses and respective holdings of Common Shares, (ii) the names, addresses and holdings of all Persons having rights issued by the Company to acquire Common Shares (including holders of Options) and (iii) participants and book-based nominee registrants such as CDS & Co., CEDE & Co. and DTC, and non-objecting beneficial owners of Common Shares, together with their addresses and respective holdings of Common Shares. The Company shall from time to time require that its registrar and transfer agent furnish the Purchaser with such additional information, including updated or additional lists of Shareholders, and lists of securities positions and other assistance as the Purchaser may reasonably request.

Section 2.4
The Company Proxy Statement

(1)
The Company shall promptly prepare, complete and file with the SEC and, if required by Law, any other Securities Authorities or Governmental Entity as soon as reasonably practicable, but in any event on or before October 13, 2021, in consultation with the Purchaser, the preliminary Company Proxy Statement, together with any other documents required by Law in connection with the Company Meeting and the Arrangement, and the Company shall, promptly after obtaining the Interim Order, cause the definitive Company Proxy Statement and such other documents to be filed on SEDAR and with the SEC and, if required by Law, any other Securities Authorities or Governmental Entity and sent to each Securityholder and other Person as required by the Interim Order and Law, in each case so as to permit the Company Meeting to be held by the date specified in Section 2.3(a). The Company shall ensure that the Company Proxy Statement complies in all material respects with Law, does not contain any Misrepresentation (other than in each case with respect to any information furnished by the Purchaser for inclusion in the Company Proxy Statement pursuant to Section 2.4(5) below, for which the Company shall not be responsible for the accuracy thereof) and provides the Securityholders with sufficient information to permit them to form a reasoned judgement concerning the matters to be placed before the Company Meeting. Without limiting the generality of the foregoing, the Company Proxy Statement must include: (i) a statement that the Special Committee has evaluated the Arrangement in consultation with the Company’s management and legal and financial advisors, and has unanimously determined that this Agreement is fair to the Shareholders (other than the Guarantor or its affiliates) and that the Arrangement is in the best interests of the Company and unanimously recommended that the Board approve the Arrangement Agreement and that the Securityholders vote in favour of the Arrangement Resolution, (ii) a statement that the Board evaluated the Arrangement in consultation with the Company’s management and legal and financial advisors and has received the recommendation of the Special Committee, and has unanimously determined that this Agreement is fair to the Shareholders (other than the Guarantor or its affiliates) that the Arrangement is in the best interests of the Company and unanimously recommends that the Securityholders vote in favour of the Arrangement Resolution (the “Board Recommendation”), and (iii) a statement that each director and senior officer of the Company intends to vote all of such individual’s Company Securities in favour of the Arrangement Resolution and against any resolution submitted by any Person that is inconsistent with the Arrangement.
(2)
The Purchaser and the Company shall promptly prepare, complete and file a joint Schedule 13E-3 with the SEC as soon as reasonably practicable, but in any event on or before October 13, 2021, in consultation with each other. The Purchaser and the Company shall ensure that the joint Schedule 13E-3 complies in all material respects with Law and does not contain any Misrepresentation (each party being responsible for any information regarding such party or its affiliates furnished by such party for inclusion in the joint Schedule 13E-3 pursuant to Section 2.4(4) below, for which the other party shall not be responsible for the accuracy thereof). If not already filed, the Purchaser and the Company shall, promptly after the Company has obtained the Interim Order, cause the final joint Schedule 13E-3 to be filed with the SEC, which in any event shall be filed prior to date of mailing of the Company Proxy Statement and the joint Schedule 13E-3 to the Shareholders.

(3)
Prior to the filing of the Company Proxy Statement (or any amendment or supplement thereto), or any dissemination thereof to the Securityholders, or responding to any comments from the SEC or any other Securities Authorities or Governmental Entity, as applicable, with respect thereto, the Company shall give the Purchaser and its legal counsels and financial advisors a reasonable opportunity to review and comment on drafts of the Company Proxy Statement, other related documents and responses to the SEC or any other Securities Authorities or Governmental Entity, as applicable, and shall accept and implement reasonable comments of the Purchaser and its legal counsels, and agrees that all information relating to the Purchaser, the Guarantor or their affiliates included in the Company Proxy Statement shall be provided by the Purchaser in accordance with Section 2.4(5) and shall be in a form and content satisfactory to the Purchaser, acting reasonably. The Company shall promptly notify the Purchaser upon the receipt of any comments from the SEC or its staff or any other Securities Authorities or Governmental Entity, as applicable, or any request from the SEC or its staff or any other Securities Authorities or Governmental Entity, as applicable, for amendments or supplements to the Company Proxy Statement and shall provide the Purchaser with copies of all written correspondence between it and its Representatives, on one hand, and the SEC and its staff or any other Securities Authorities or Governmental Entity, as applicable, on the other hand, relating to the Company Proxy Statement. The Company shall use commercially reasonable efforts to resolve all comments from the SEC or any other Securities Authorities or Governmental Entity, as applicable, with respect to the Company Proxy Statement promptly after receipt thereof and the Purchaser shall use commercially reasonable efforts to assist the Company therein.

(4)
Prior to the filing of the joint Schedule 13E-3 (or any amendment or supplement thereto), or any dissemination thereof to the Shareholders, or responding to any comments from the SEC with respect thereto, each party shall have been given a reasonable opportunity to review and comment on drafts of the joint Schedule 13E-3, other related documents and responses to the SEC and shall accept and implement the reasonable comments of the other party and its legal counsels, and agrees that all information relating to the other party or its affiliates included in the joint Schedule 13E-3 must be in a form and content satisfactory to the other party, acting reasonably. Both parties shall promptly notify the other party upon the receipt of any comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the joint Schedule 13E-3 and shall provide the other party with copies of all written correspondence between it and its Representatives, on one hand, and the SEC and its staff on the other hand, relating to the joint Schedule 13E-3, provided that the parties will coordinate any and all responses to the staff of the SEC in relation to the joint Schedule 13E-3. Both parties shall use commercially reasonable efforts to resolve all comments from the SEC with respect to the joint Schedule 13E-3 promptly after receipt thereof and will use commercially reasonable efforts to assist the other party therein.
(5)
The Purchaser shall, in a reasonably timely manner, provide all necessary information concerning the Purchaser, the Guarantor and their affiliates that is required by Law to be included by the Company in the Company Proxy Statement or other related documents to the Company in writing and shall ensure that such information does not contain any Misrepresentation. Both parties shall, in a reasonably timely manner, provide in writing all necessary information concerning such party and its affiliates that is required by Law to be included in the joint Schedule 13E-3 or other related documents and shall ensure that such information provided by such party does not contain any Misrepresentation.

(6)
Each Party shall promptly notify the other Parties if it becomes aware (in the case of the Purchaser, only in respect of information relating to the Purchaser, the Guarantor and their affiliates), that the Company Proxy Statement or the joint Schedule 13E-3 contains a Misrepresentation, or otherwise requires an amendment or supplement. The Parties shall co-operate in the preparation of any such amendment or supplement as required or appropriate, and the Company, in relation to the Company Proxy Statement, or the parties, in relation to the joint Schedule 13E-3, shall promptly file any such amendment or supplement with the SEC, on SEDAR and mail, file or otherwise publicly disseminate any such amendment or supplement to the Shareholders and, if required by the Court or by Law, file the same with the Securities Authorities or any other Governmental Entity as required.

Section 2.5
Final Order

The Company shall take all steps necessary or desirable to submit the Arrangement to the Court and diligently pursue an application for the Final Order pursuant to Section 291 of the BCBCA, as soon as reasonably practicable, but in any event not later than three (3) Business Days after the Arrangement Resolution is passed at the Company Meeting as provided for in the Interim Order.
Section 2.6
Court Proceedings

(1)
The Purchaser and the Guarantor will cooperate with and assist the Company in obtaining the Interim Order and the Final Order, including by providing the Company on a reasonably timely basis with any information regarding the Purchaser, the Guarantor, their respective affiliates and any financing sources, as applicable, that is required by applicable Law to be included in the Company Proxy Statement.

(2)
In connection with all Court proceedings relating to obtaining the Interim Order and the Final Order, the Company shall:

(a)
diligently pursue, and cooperate with the Purchaser in diligently pursuing, the Interim Order and the Final Order;

(b)
provide the Purchaser and its legal counsels and financial advisors with a reasonable opportunity to review and comment upon drafts of all material to be filed with the Court in connection with the Arrangement, and will accept and implement the reasonable comments of the Purchaser and its legal counsels and financial advisors; provided however that the Company agrees that all information relating solely to the Purchaser or the Guarantor included in all such materials must be in a form and content satisfactory to the Purchaser in its sole discretion;

(c)
provide copies of any notice of appearance, evidence or other documents served on the Company or its legal counsel in respect of the application for the Interim Order or the Final Order or any appeal from them, and any notice, written or oral, indicating the intention of any Person to appeal, or oppose the granting of, the Interim Order or the Final Order;

(d)
ensure that all material filed with the Court in connection with the Arrangement is consistent with this Agreement and the Plan of Arrangement;

(e)
not file any material with the Court in connection with the Arrangement or serve any such material, and will not agree to modify or amend any materials so filed or served, except as contemplated by this Agreement or with the Purchaser’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed; except that nothing in this Agreement shall require the Purchaser or the Guarantor to agree or consent to any increase or variation in the form of the Consideration or other modification or amendment to such filed or served materials that expands or increases the Purchaser’s or the Guarantor’s obligations, or diminishes or limits the Purchaser’s or the Guarantor’s rights, set forth in any such filed or served materials or under this Agreement or the Arrangement; or that requires any amendment or modification to the terms and conditions of the Voting Agreements;

(f)
oppose any proposal from any Person that the Final Order contains any provision inconsistent with the Arrangement or this Agreement, and, if at any time after the issuance of the Final Order and prior to the Effective Date, the Company is required by the terms of the Final Order or by applicable Law to return to Court with respect to the Final Order, it will do so only after notice to, and in consultation and cooperation with, the Purchaser; and

(g)
not object to legal counsel to the Purchaser making such submissions on the hearing of the motion for the Interim Order and the application for the Final Order as such counsel considers appropriate; provided that the Purchaser advises the Company of the nature of any such submissions prior to the hearing and such submissions are consistent, in all material respects, with this Agreement and the Plan of Arrangement.

Section 2.7
Arrangement and Effective Date

(1)
The Arrangement shall become effective on the date upon which the Company and the Purchaser agree in writing as the Effective Date, or, in the absence of such agreement, within five (5) Business Days of the satisfaction or, where not prohibited, the waiver by the applicable Party or Parties in whose favour the condition is of the conditions set out in Article 6 (excluding conditions that, by their terms, cannot be satisfied until the Effective Date, but subject to the satisfaction or, where not prohibited, the waiver by the applicable Party or Parties in whose favour the condition is, of those conditions as of the Effective Date), and the Arrangement shall be effective at the Effective Time on the Effective Date and will have all of the effects provided by applicable Law.

(2)
The closing of the Arrangement will take place remotely by exchange of documents and signatures (or their electronic counterparts), unless another place is agreed to in writing by the Parties hereto, at 9:00 a.m. (Toronto time) on the Effective Date.

Section 2.8
Payment of Consideration

The Purchaser shall, following receipt of the Final Order and immediately prior to the Effective Time, provide (i) the Depositary with sufficient funds to be held in escrow (the terms and conditions of such escrow to be satisfactory to the Company and the Purchaser, acting reasonably) to satisfy the aggregate Consideration payable to the Shareholders, and (ii) the Company with the Funding Loan to satisfy the required payments under the Arrangement to the holders of Options, all as provided in the Plan of Arrangement.
Section 2.9
Adjustment to Consideration

If, on or after the date of this Agreement, the Company sets a record date for any dividend or other distribution on the Common Shares that is prior to the Effective Date, then: (i) to the extent that the amount of such dividends or distributions per Common Share does not exceed the Consideration, the Consideration shall be reduced by the amount of such dividends or distributions; and (ii) to the extent that the amount of such dividends or distributions per Common Share exceeds the Consideration, such excess amount shall be placed in escrow for the account of the Purchaser or another Person designated by the Purchaser.
Section 2.10
Withholding Taxes

The Purchaser, the Depositary and the Company shall be entitled to deduct or withhold from the consideration or any amount payable or otherwise deliverable to any Securityholders, including Shareholders exercising Dissent Rights, pursuant to the Arrangement and from all dividends, other distributions or other amount otherwise payable to any Shareholders or holders of Options such Taxes or other amounts as the Purchaser, the Depositary or the Company are, or reasonably believe to be, required, entitled or permitted to deduct or withhold with respect to such payment under the Tax Act, the Code or any other provisions of any applicable Laws. To the extent that Taxes or other amounts are so deducted or withheld, such deducted or withheld Taxes or other amounts shall be treated for all purposes under this Agreement as having been paid to the Person in respect of which such deduction or withholding was made, provided that such deducted or withheld Taxes or other amounts are actually remitted to the appropriate taxing authority.
Section 2.11
Guarantee

The Guarantor unconditionally and irrevocably guarantees in favour of the Company the due and punctual payment and performance by the Purchaser of each and every of the Purchaser’s obligation hereunder and under the Plan of Arrangement, including to pay the aggregate Consideration in accordance with this Agreement and the Plan of Arrangement.
Section 2.12
Options

(1)
Pursuant to the Arrangement, the Company shall take all reasonable steps necessary or desirable to cancel each Option that is outstanding immediately prior to the Effective Time, whether vested or unvested, and in exchange for such cancellation the Company will pay to the holder of such Option an amount equal to the Consideration per Common Share less the applicable exercise price in respect of such Option (for greater certainty, where such amount is a negative, neither the Company nor the Purchaser shall be obligated to pay the holder of such Option any amount in respect of such Option), subject to withholding taxes where applicable.

(2)
The Parties acknowledge that no deduction will be claimed by the Company or any Person not dealing at arm’s length with the Company in respect of any payment made to a holder of Options in respect of the Options pursuant to the Plan of Arrangement who is a resident of Canada or who is employed in Canada (all within the meaning of the Tax Act), in computing the Company’s, or such Person’s, taxable income under the Tax Act if and to the extent that such Options are not “non-qualified securities” for purposes of paragraph 110(1)(e) of the Tax Act, and the Purchaser shall cause the Company to: (i) where applicable, make an election pursuant to subsection 110(1.1) of the Tax Act in respect of the cash payments made in exchange for the surrender of Options; and (ii) provide evidence in writing of such election to holders of Options, it being understood that holders of Options will be entitled to claim any deductions available to such persons pursuant to the Tax Act in respect of the calculation of any benefit arising from the surrender of Options.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES
Section 3.1
Representations and Warranties of the Company

(1)
Except as set forth in the correspondingly numbered section, subsection, paragraph or subparagraph of the Company Disclosure Letter (it being understood and agreed that the disclosure of any fact or item in any section of the Company Disclosure Letter shall also be deemed to be an exception to (or, as applicable disclosure for the purposes of) any other representations and warranties of the Company to the extent that it is readily apparent on its face from a reading of such disclosure that it is also applicable to such other representation and warranty), the Company represents and warrants to the Purchaser and the Guarantor as set forth in Schedule C and acknowledges and agrees that the Purchaser and the Guarantor are relying upon such representations and warranties in connection with the entering into of this Agreement. No investigation by or on behalf of the Purchaser or the Guarantor prior to the execution of this Agreement will mitigate, diminish or affect the representations and warranties made by the Company.

(2)
The representations and warranties of the Company contained in this Agreement shall not survive the Effective Time and shall expire on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms.

Section 3.2
Representations and Warranties of the Purchaser and the Guarantor

(1)
The Purchaser and the Guarantor represent and warrant to the Company as set forth in Schedule D and acknowledge and agree that the Company is relying upon such representations and warranties in connection with the entering into of this Agreement. No investigation by or on behalf of the Company prior to the execution of this Agreement will mitigate, diminish or affect the representations and warranties made by the Purchaser or the Guarantor.

(2)
The representations and warranties of the Purchaser and the Guarantor contained in this Agreement shall not survive the Effective Time and shall expire on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms.

ARTICLE 4
COVENANTS
Section 4.1
Conduct of Business of the Company

(1)
Until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, except (i) with the Purchaser’s prior written consent (to the extent that such consent is permitted by applicable Law), which consent will not be unreasonably withheld conditioned or delayed, (ii) as expressly required or specifically contemplated by this Agreement, (iii) as set out in Section 4.1(1) of the Company Disclosure Letter, or (iv) as otherwise required by applicable Law, the Company shall, and shall cause each of its Subsidiaries to, conduct business in the Ordinary Course, provided, that the Parties agree that the Company and its Subsidiaries may continue any changes in their respective business practices adopted prior to the date hereof to address and adapt to the coronavirus (COVID-19) pandemic and, with the prior written consent of the Purchaser, not to be unreasonably withheld or delayed, the Company may take such further actions as it deems reasonably advisable or necessary to (A) protect the health and safety of its employees and other individuals having business dealings with the Company or its Subsidiaries from the coronavirus (COVID-19), or (B) respond to third party supply or service disruptions caused by the coronavirus (COVID-19), provided that any actions described in clause (A) or (B) are consistent in all material respects with the actions taken by other participants in the industry in which the Company operates in response to the coronavirus (COVID-19) (collectively, “COVID-19 Responses”).

(2)
Without limiting the generality of Section 4.1(1), and without derogating from the obligations of the Company in Section 6.2, the Company shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to maintain and preserve intact the current business organization, assets and properties of the Company and its Subsidiaries, keep available the services of the present employees, consultants, agents and independent contractors of the Company and its Subsidiaries and maintain good relations with suppliers, customers, landlords, licensors, lessors, creditors, distributors, Aboriginal Peoples and all other Persons having business relationships with the Company or its Subsidiaries and except (i) with the Purchaser’s prior written consent (to the extent that such consent is permitted by applicable Law), which consent will not be unreasonably withheld or conditioned, (ii) as expressly required or specifically contemplated by this Agreement, (iii) as set out in the Company Budget, (iv) as otherwise required by applicable Law, or (v) pursuant to a COVID-19 Response, with the prior written consent of the Purchaser, not to be unreasonably withheld or delayed, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

(a)
amend its constating documents or, in the case of any Subsidiary which is not a corporation, its similar organizational documents;

(b)
reduce the stated capital or split, divide, consolidate, combine or reclassify any shares of its capital stock;

(c)
redeem, repurchase, or otherwise acquire (or offer to redeem, repurchase or otherwise acquire) or subject to any Lien any shares of capital stock or other securities of the Company or any of its Subsidiaries or securities convertible into or exchangeable or exercisable for capital stock or other securities of the Company or any of its Subsidiaries;

(d)
issue, deliver, sell, pledge or otherwise encumber, or authorize the issuance, delivery, sale, pledge or other encumbrance of, any shares of its capital stock or other equity or voting interests, or any options, warrants or similar rights or other securities exercisable or exchangeable for or convertible into such capital stock or other equity or voting interests, or any stock appreciation rights, phantom stock awards or other rights that are linked to the price or the value of the Common Shares, except for the issuance of Common Shares issuable upon the exercise of the currently outstanding Options as specified in Section 4.1(2)(d) of the Company Disclosure Letter;
(e)
acquire (by merger, consolidation, acquisition of stock or other equity interests or assets or otherwise) any Person, assets (including interests in Project Real Property), securities, properties, interests or businesses or any division thereof or make any investment by the purchase of securities, contribution of capital, property transfer or purchase of any property or assets of any other Person, in each case, directly or indirectly, in one transaction or in a series of related transactions other than the acquisition of inventory, equipment, interests and supplies in the Ordinary Course;

(f)
sell, lease, transfer, pledge, hypothecate, sell and lease back, license, mortgage or otherwise dispose of, lose the right to use, surrender, grant a royalty or mineral streaming interest or right in respect of or encumber any of its assets or properties;

(g)
except as set out in the Company Budget, incur any expenses or make any capital expenditure or commitment to do so which individually or in the aggregate exceeds $1,000,000;

(h)
other than as set out in Section 4.1(2)(h) of the Company Disclosure Letter, prepay any indebtedness before its scheduled maturity or increase, create, incur, assume or otherwise become liable for any indebtedness for borrowed money or guarantees thereof or enter into any debt Contracts or debt commitment letters;

(i)
other than as set out in Section 4.1(2)(i) of the Company Disclosure Letter, make any loan or advance to, or any capital contribution or investment in, or assume, guarantee or otherwise become liable with respect to the liabilities or obligations of, any Person;

(j)
enter into any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or similar financial instruments;

(k)
make any bonus or profit sharing distribution or similar payment of any kind unless required by Contract;

(l)
make any change in the Company’s accounting methods, policies, principles, practices or procedures, except as required by concurrent changes in U.S. GAAP;

(m)
grant any general increase in the rate of wages, salaries, bonuses or other remuneration of any employees unless required by Contract;

(n)
(i) adopt, enter into or amend any Employee Plan; (ii) pay any benefit to any director or officer of the Company or any of its Subsidiaries or to any Company Employee that is not required under the terms of any Employee Plan in effect on the date of this Agreement; (iii) grant, accelerate or vest, increase or otherwise amend any payment, award or other benefit payable to, or for the benefit of, any director or officer of the Company or any of its Subsidiaries or to any Company Employee, including under any Employee Plan; (iv) make any material determination under any Employee Plan that is not in the Ordinary Course; or (v) take or propose any action to effect any of the foregoing;

(o)
hire any new employee who was not employed by the Company or a Subsidiary on the date of this Agreement, or terminate the employment of any Company Employee, other than for cause;

(p)
cancel, waive, release, assign, settle or compromise any material claims or rights;

(q)
compromise or settle any litigation, proceeding or governmental investigation relating to the assets or the business of the Company or brought by any present, former or purported holder of its securities in connection with the transactions contemplated by this Agreement or the Arrangement;

(r)
amend or modify in any material respect, or terminate or waive any material right under, any Material Contract or enter into any Contract that would be a Material Contract if in effect on the date hereof, fail to enforce any material breach of any Material Contract of which it becomes aware or materially breach or violate or be in default under any Material Contract provided that this Section 4.1(2)(r) does not apply to the entry into any Leases with aggregate annual rental payments of less than $250,000;
(s)
enter into, amend or modify any collective agreement or similar agreement with any trade union or representative body other than in the Ordinary Course and upon reasonable consultation with the Purchaser;

(t)
except as contemplated in Section 4.10, amend, modify or terminate any material insurance policy of the Company or any of its Subsidiaries in effect on the date of this Agreement;

(u)
terminate, abandon, fail to diligently pursue any application for, fail to renew, cancel, waive, release, allow to expire or lapse, or transfer any material license, permits, Authorizations or registrations;

(v)
(i) make, amend, change or revoke any material Tax election or designation, (ii) settle or compromise any material Tax claim, assessment, reassessment, liability or controversy, (iii) change or amend any method of Tax accounting which change is material to the Company and its Subsidiaries, taken as a whole, including its methods of reporting income, deductions or accounting for income Tax purposes except as may be required by Law (iv) amend any federal income Tax Return with respect to a material amount of Taxes, (v) enter into any material agreement with a Governmental Entity with respect to Taxes, (vi) surrender any right to claim a material Tax abatement, reduction, deduction, exemption, credit or refund, or (vii) consent to the extension or waiver of the limitation period applicable to any material Tax matter;

(w)
make any “investment” (within the meaning of subsection 212.3(10) of the Tax Act) in a corporation that is not resident in Canada (within the meaning of the Tax Act), other than in the Ordinary Course consistent with past practice provided that the Company first provides prior notice of such investment to the Purchaser and reasonably consults with the Purchaser as to the form and manner of such investment;

(x)
unless requested by the Purchaser or as part of the Pre-Acquisition Reorganization, knowingly take any action or permit inaction or enter into any transaction that could reasonably be expected to have the effect of materially reducing or eliminating the amount of the tax cost “bump”, if any, pursuant to paragraphs 88(1)(c) and 88(1)(d) of the Tax Act in respect of the securities of any affiliates or Subsidiaries and other nondepreciable capital property owned by the Company or any of its Subsidiaries on the date hereof, upon an amalgamation or winding-up of the Company or any of its Subsidiaries (or any of their respective successors);

(y)
adopt a plan of liquidation or resolution providing for its liquidation or dissolution;

(z)
reorganize, recapitalize, restructure, amalgamate or merge with any other Person;

(aa)
enter into, or resolve to enter into, any agreement that has the effect of creating a joint venture, partnership, shareholders’ agreement or similar relationship between the Company or any of its Subsidiaries and another Person or any agreement or arrangement regarding the control or management of the operations, or the appointment of governing bodies, of the Company or any of its Subsidiaries;

(bb)
engage in any transaction with any director, officer or employee of the Company or any of its Subsidiaries, any beneficial owner of 5% or more of the outstanding Common Shares (other than the Purchaser and its affiliates) or any director, officer or employee of such beneficial owner or any of their respective affiliates or associates;

(cc)
enter into an agreement that could result in the payment by the Company or any of its Subsidiaries of a finder’s fee, success fee or other similar fee in connection with the Arrangement or the other transactions contemplated in this Agreement, provided that the foregoing shall not prohibit the Company from entering into an agreement with any dealer and proxy solicitation services firm for purposes of soliciting proxies in connection with the Arrangement; or

(dd)
authorize, agree, resolve or otherwise commit, whether or not in writing, to do any of the foregoing.

(3)
The Company shall provide the Purchaser with any substantive applications, notices, filings, submissions, undertakings or other substantive correspondence provided to a Governmental Entity and/or Aboriginal Peoples, or any substantive communications received from a Governmental Entity or Aboriginal Peoples, in respect of any Authorizations that are not in place as of the date hereof and relate to any of the Projects and the Company shall permit the Purchaser a reasonable opportunity to review in advance, and comment on, any such applications, notices, filings, submissions, undertakings or correspondence and agree to consider any Purchaser comments thereon in good faith. The Company and its Subsidiaries will provide the Purchaser and its legal counsels and financial advisors with a reasonable opportunity to review in advance and comment on any proposed public disclosure of exploration results or other technical information prior to such disclosure, and give reasonable consideration to any comments made by the Purchaser and its legal counsels and financial advisors.

Section 4.2
Covenants of the Company Regarding the Performance of Obligations

(1)
Subject to Section 4.4, which shall govern in relation to the Regulatory Approvals, and subject to the other terms and conditions of this Agreement, the Company shall perform, and shall cause its Subsidiaries to perform, all obligations required to be performed by the Company or any of its Subsidiaries under this Agreement, co-operate with the Purchaser in connection therewith, and do all such other acts and things as may be necessary or desirable in order to consummate and make effective, as soon as reasonably practicable, the Arrangement and the other transactions contemplated by this Agreement and, without limiting the generality of the foregoing, the Company shall and, where appropriate, shall cause each of its Subsidiaries to:

(a)
use its commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from it relating to the Arrangement and to obtain and maintain all third-party or other consents, waivers, permits, exemptions, orders, approvals, notices, agreements, amendments or confirmations that are (A) necessary or advisable in connection with the Arrangement or (B) required in order to maintain the Material Contracts in full force and effect following completion of the Arrangement, in each case, on terms that are reasonably satisfactory to the Purchaser, and without paying, and without committing itself or the Purchaser to pay, any consideration or incur any liability or obligation without the prior written consent of the Purchaser;

(b)
use its commercially reasonable efforts to, on prior written approval of the Purchaser, oppose, appeal, overturn, lift or rescind any injunction, restraining or other order, decree, judgment or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement and defend, or cause to be defended, any proceedings to which it or any of its Subsidiaries is a party or brought against it or any of its Subsidiaries or any of their respective directors or officers challenging or affecting the Arrangement or this Agreement or the consummation of the transactions contemplated hereby;

(c)
use its commercially reasonable efforts to secure the resignations and customary mutual releases (in a form satisfactory to the Purchaser, acting reasonably) of the directors of the Company and its Subsidiaries, at the Purchaser’s request, and cause them to be replaced by Persons nominated by the Purchaser effective as of the Effective Time;

(d)
use its commercially reasonable efforts to satisfy all conditions precedent in this Agreement and carry out the terms of the Interim Order and the Final Order applicable to it and complying promptly with all requirements imposed by Law on it or its Subsidiaries with respect to this Agreement or the Arrangement; and

(e)
not take any action, or refrain from taking any commercially reasonable action, or permit any action to be taken or not taken, which is inconsistent with this Agreement or which would reasonably be expected to prevent, materially delay or otherwise impede the consummation of the Arrangement.

(2)
The Company shall promptly notify the Purchaser in writing of:

(a)
any Material Adverse Effect or any change, effect, event, development, occurrence, circumstance or fact which would reasonably be expected to have a Material Adverse Effect;

(b)
unless prohibited by Law, any notice or other communication received by the Company or any of its Subsidiaries from any Person alleging that the consent (or waiver, permit, exemption, order, approval, agreement, amendment or confirmation) of such Person (or another Person) is or may be required in connection with this Agreement or the Arrangement (including a copy of any such written notice or communication);

(c)
unless prohibited by Law, any notice or other communication received by the Company or any of its Subsidiaries from any supplier, marketing partner, customer, distributor, reseller or any counterparty to a Material Contract to the effect that such supplier, marketing partner, customer, distributor, reseller or counterparty is terminating or otherwise materially adversely modifying its relationship with the Company or any of its Subsidiaries as a result of this Agreement or the Arrangement (including a copy of any such written notice or communication);

(d)
any notice or other communication from any Person challenging or questioning the Company’s (or any of its Subsidiaries’, as relevant) Good Mining Title to any Project Property (including a copy of such written notice or communication);

(e)
any notice or other communication from any Governmental Entity (including any Securities Authority, other than Governmental Entities in connection with the Regulatory Approvals, which shall be addressed as contemplated by Section 4.4) in connection with this Agreement or the Arrangement (and the Company shall contemporaneously provide a copy of any such written notice or communication to the Purchaser); or

(f)
any filing, actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting the Company or any of its Subsidiaries or that relate to this Agreement or the Arrangement.

(3)
With respect to the Company’s tax year ended May 31, 2021 and any subsequent applicable tax periods ending on or before, or including, the Effective Date, the Company shall provide, and after the Effective Time, the Guarantor and the Purchaser shall cause to be provided, the Shareholders with the statements and information (including, without limitation, a valid PFIC Annual Information Statement prepared in accordance with the provisions of Section 1295 of the Code and U.S. Treasury Regulations promulgated thereunder) necessary to enable the Shareholders to comply with all provisions of the Code with respect to “passive foreign investment companies” (as defined under Section 1297 of the Code), including but not limited to, making and complying with the requirements of a “Qualified Electing Fund” election pursuant to Section 1295 of the Code, with respect to the Company.

Section 4.3
Covenants of the Purchaser Regarding the Performance of Obligations

(1)
Subject to Section 4.4, which shall govern in relation to the Regulatory Approvals, and subject to the other terms and conditions of this Agreement, the Purchaser and the Guarantor shall perform all obligations required to be performed by the Purchaser and the Guarantor under this Agreement, co-operate with the Company in connection therewith, and do all such other acts and things as may be necessary or desirable in order to consummate and make effective, as soon as reasonably practicable, the Arrangement and the other transactions contemplated by this Agreement and, without limiting the generality of the foregoing, the Purchaser and the Guarantor shall:

(a)
cooperate with the Company in connection with, and use its commercially reasonable efforts to assist the Company to obtain all waivers, permits, exemptions, orders, approvals, notices, agreements, amendments or confirmations contemplated by this Agreement, provided, however, that, notwithstanding anything to the contrary in this Agreement, in connection with the foregoing, the Purchaser will not be required to pay or commit to pay any cash or other consideration, make any commitment or incur any liability or other obligation;

(b)
use its commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from the Purchaser relating to the Arrangement required to be completed prior to the Effective Time;

(c)
upon reasonable consultation with the Company, use its commercially reasonable efforts to oppose,

appeal, overturn, lift or rescind any injunction, restraining or other order, decree, judgment or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement and defend, or cause to be defended, any proceedings to which it is a party or brought against it or any of its respective directors or officers challenging or affecting the Arrangement or this Agreement or the consummation of the transactions contemplated hereby;
(d)
use its commercially reasonable efforts to satisfy all conditions precedent in this Agreement and carry out the terms of the Interim Order and the Final Order applicable to it and complying promptly with all requirements imposed by Law on it with respect to this Agreement or the Arrangement;

(e)
promptly notify the Company of any communication received by the Purchaser or the Guarantor from any Person or Governmental Entity in connection with the Arrangement and any litigation threatened or commenced against or otherwise affecting the Purchaser or the Guarantor relating to the Arrangement;

(f)
use its commercially reasonable efforts to, and shall use commercially reasonable efforts to cause its affiliates to, vote for (or cause to be voted) all of the Common Shares held by the Purchaser or its affiliates in favour of the election of each of the nominees as directors of the Board set forth in the proxy statement and information circular of the Company, dated August 9, 2021 ; and

(g)
not take any action, or refrain from taking any commercially reasonable action, or permit any action to be taken or not taken, which is inconsistent with this Agreement or which would reasonably be expected to prevent, materially delay or otherwise impede the consummation of the Arrangement.

Section 4.4
Regulatory Approvals

(1)
The Parties shall, as promptly as practicable, prepare and file all necessary documents, registrations, statements, petitions, filings, notifications and applications for the Regulatory Approvals and use their commercially reasonable efforts to obtain and maintain, or replace if required by any relevant Governmental Entity, all Regulatory Approvals. With respect to the SARB Approval, the Purchaser or an affiliate thereof shall prepare and submit to the South African Reserve Bank an application within ten (10) Business Days after the date hereof.

(2)
Except to the extent the Purchaser determines otherwise, each Party shall (A) as soon as possible after a Requesting Authority asserts jurisdiction over, or requests, a filing or submission relating to the Arrangement, and consistent with any Law, submit all filings, submissions, and other documents requested by such Requesting Authority to be filed or submitted on behalf of such Party, and (B) respond as promptly as possible to any inquiries or requests received from such Requesting Authority for additional information or documentation.

(3)
Subject to Law, the Parties shall cooperate with one another in connection with any filings or submissions pursuant to Section 4.4(1) or Section 4.4(2), including providing one another with copies of all notices and information or other correspondence supplied to, filed with or received from any Governmental Entity (except for notices and information which a Party reasonably considers to be confidential or sensitive, which such Party shall provide on a “outside counsel only” basis).

(4)
Subject to Law, the Parties shall cooperate with and keep one another fully informed on a timely basis as to the status of and the processes and proceedings relating to any actions taken pursuant to Section 4.4(1) or Section 4.4(2), and shall promptly notify each other of any substantive communication (written or oral) from any Governmental Entity in respect of the Arrangement or this Agreement, and shall not make any submissions or filings, participate in any meetings or any material conversations with any Governmental Entity in respect of any filings, investigations or other inquiries related to the Arrangement or this Agreement unless it consults with the other Parties in advance and, to the extent not precluded by such Governmental Entity, gives the other Parties the opportunity to review drafts of any submissions or filings and agrees to consider those comments in good faith, or attend and participate in any substantive communications or meetings. Despite the foregoing, submissions, filings or other written communications with any Governmental Entity may be redacted as necessary before sharing with the other Parties to address reasonable attorney-client or other privilege or confidentiality concerns, provided that a Party must provide external legal counsel to the other Parties non-redacted versions of drafts or final submissions, filings or other written communications with any Governmental Entity on the basis that the redacted information will not be shared with its clients.
(5)
No Party shall extend or consent to any extension of any applicable waiting or review period or enter into any agreement with a Governmental Entity not to consummate the transactions contemplated by this Agreement, except with the prior written consent of the other Parties.

(6)
If any objections are asserted with respect to the transactions contemplated by this Agreement under any Law, or if any proceeding is instituted or threatened by any Governmental Entity challenging or which could lead to a challenge of any of the transactions contemplated by this Agreement as not in compliance with Law, the Parties shall use their commercially reasonable efforts, consistent with the terms of this Agreement, to resolve such proceeding so as to allow the Effective Time to occur on or prior to the Outside Date.

(7)
The Company shall make available its Representatives, on the reasonable request of the Purchaser, to assist the Purchaser in obtaining the Regulatory Approvals, including by (i) making introduction and arranging meetings with key stakeholders and leaders of Governmental Entities and participating in those meetings, (ii) providing strategic input, including on any materials prepared for obtaining the Regulatory Approvals, and (iii) responding promptly to requests for support, documents, information, comments or input where reasonably requested by the Purchaser in connection with the Regulatory Approvals.

(8)
Despite anything to the contrary contained in this Section 4.4, the Purchaser is under no obligation to take any steps or actions that would, in its sole discretion, materially affect or limit the Purchaser’s right or freedom to own, use or exploit its business, operations or assets or those of its affiliates, the Company or the Company’s Subsidiaries or to negotiate or agree to the sale, divestiture, transfer, license or other disposition by the Purchaser of its business, operations or assets or those of its affiliates, the Company or the Company’s Subsidiaries, or to any form of behavioral remedy including an interim or permanent hold separate order. .

Section 4.5
Access to Information; Confidentiality

Subject to compliance with applicable Laws, the Company shall give the Purchaser, the Guarantor and their respective officers, employees, directors, agents, advisors, representatives, lenders and potential lenders (a) upon reasonable notice, reasonable access during normal business hours to its and its Subsidiaries’ (i) premises, (ii) property and assets (including all books and records, whether retained internally or otherwise), (iii) Contracts and Leases, and (iv) senior personnel, so long as the access does not unduly interfere with the Ordinary Course conduct of the business of the Company; and (b) such financial and operating data or other information with respect to the assets or business of the Company and its Subsidiaries as the Purchaser from time to time reasonably requests. Subject to compliance with applicable Laws and such requests not unduly interfering with the Ordinary Course conduct of the business of the Company, the Company will also make available to Purchaser, Guarantor and their respective officers, employees, directors, agents, advisors and representatives, information reasonably requested by the Purchaser for the purposes of preparing, considering and implementing integration and strategic plans for the combined businesses of the Company, the Purchaser and the Guarantor following completion of the Arrangement. Investigations made by or on behalf of the Purchaser, whether under this Section 4.5 or otherwise, will not waive, diminish the scope of, or otherwise affect any representation or warranty made by the Company in this Agreement. Without limiting the generality of the provisions of the Confidentiality Agreement, the Purchaser acknowledges that all information provided to it under this Section 4.5, or otherwise pursuant to this Agreement or in connection with the transactions contemplated hereby, is subject to the Confidentiality Agreement, which will remain in full force and effect in accordance with its terms notwithstanding any other provision of the Confidentiality Agreement, this Agreement or any termination of this Agreement. If any provision of this Agreement otherwise conflicts or is inconsistent with any provision of the Confidentiality Agreement, the provisions of this Agreement will supersede those of the Confidentiality Agreement but only to the extent of the conflict or inconsistency and all other provisions of the Confidentiality Agreement will remain in full force and effect.

Section 4.6
Pre-Acquisition Reorganization

(1)
Subject to Section 4.6(2) and Section 4.6(3), the Company agrees that, upon request of the Purchaser, the Company shall, and shall cause each of its Subsidiaries to, (i) use its commercially reasonable efforts to perform such reorganizations of its corporate structure, capital structure, business, operations and assets or such other transactions as the Purchaser may reasonably request prior to the Effective Date (each a “Pre-Acquisition Reorganization”), (ii) cooperate with the Purchaser and its advisors to determine the nature of the Pre-Acquisition Reorganizations that would be undertaken and the manner in which they would most effectively be undertaken, (iii) cooperate with the Purchaser and its advisors and use its commercially reasonable efforts to seek to obtain consents or waivers which might be required under any Material Contract in connection with the Pre-Acquisition Reorganization, if any, and (iv) cooperate with the Purchaser and its advisors, including the provision of information and the execution and filing of certificates and forms as reasonably requested by Purchaser in connection with the foregoing.

(2)
Without limiting the generality of the foregoing, the Company acknowledges that the Purchaser may make designations pursuant to paragraph 88(1)(c) and (d) of the Tax Act or enter into transactions ancillary or incidental thereto (collectively, the “Bump Transactions”) in order to step up the Tax basis in certain capital property of the Company for purposes of the Tax Act and agrees to provide information requested by the Purchaser in this regard on a timely basis and to assist in the obtaining of any such information in order to facilitate a successful completion of the Bump Transactions.

(3)
The Company will not be obligated to participate in any Pre-Acquisition Reorganization under Section 4.6(1) unless such Pre-Acquisition Reorganization:

(a)
can be completed prior to the Effective Date and is effected as close as reasonably practicable prior to the Effective Time;

(b)
is not, after taking into account Section 4.6(5), prejudicial to the Company or the Shareholders, as a whole, in any material respect;

(c)
does not require the Company to obtain the approval of securityholders of the Company or proceed absent any required consent of any third party (including any Regulatory Approval), other than those approvals required to consummate the Arrangement and the other transactions contemplated thereby;

(d)
does not result in any material breach by the Company or any of its Subsidiaries of any Contract, Regulatory Approval, organizational documents or applicable Law;

(e)
result in any additional Taxes being imposed on, or any adverse Tax or other consequences to, any Shareholder as compared to the Arrangement;

(f)
does not unreasonably interfere with the Company’s material operations prior to the Effective Time; and

(g)
does not prevent the consummation of, or impair the ability of the Company to consummate, and will not materially delay the consummation of, the Arrangement.

(4)
The Purchaser must provide written notice to the Company of any proposed Pre-Acquisition Reorganization at least 10 Business Days prior to the Effective Date. Upon receipt of such notice, the Company and the Purchaser shall work cooperatively and use their best efforts to prepare prior to the Effective Time all documentation necessary and do such other acts and things as are necessary to give effect to such Pre-Acquisition Reorganization, including any amendment to this Agreement or the Plan of Arrangement, and shall to the extent practicable seek to have any such Pre-Acquisition Reorganization made effective as of the last moment of the Business Day ending immediately prior to the Effective Date (but after the Purchaser has waived or confirmed that all of the conditions set out in Section 6.1 and Section 6.2 have been satisfied).

(5)
The Purchaser agrees that it will be responsible for all costs and expenses associated with any Pre-Acquisition Reorganization to be carried out at its request and shall (i) forthwith reimburse the Company for all costs and expenses, including reasonable legal fees and disbursements, incurred by the

Company and its Subsidiaries in connection with any proposed Pre-Acquisition Reorganization; and (ii) indemnify and save harmless the Company and its affiliates, and their respective directors, officers and employees from and against any and all liabilities, losses, damages, Taxes, claims, costs, expenses, interest awards, judgements and penalties suffered or incurred by any of them in connection with or as a result of any such Pre-Acquisition Reorganization, or to reverse or unwind any Pre-Acquisition Reorganization, if after participating in any Pre-Acquisition Reorganization the Arrangement is not completed other than due to a breach by the Company of the terms and conditions of this Agreement.
(6)
The Purchaser agrees that any Pre-Acquisition Reorganization will not be considered in determining whether a representation or warranty of the Company under this Agreement has been breached (including where any such Pre-Acquisition Reorganization requires the consent of any third party under a Contract). For greater certainty, the Company shall not be liable for the failure of the Purchaser to benefit from any anticipated Tax efficiency as a result of a Pre-Acquisition Reorganization.

Section 4.7
Control of Business

Nothing contained in this Agreement shall give either the Company, on the one hand, or the Purchaser or the Guarantor on the other, directly or indirectly, the right to control or direct the operations of the Company or the Purchaser and the Guarantor, respectively, prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.
Section 4.8
Public Communications

The Parties shall co-operate in the preparation of presentations, if any, to the Shareholders regarding the Arrangement. A Party must not issue any press release or make any other public statement or disclosure with respect to this Agreement or the Arrangement without the consent of the other Parties (which consent shall not be unreasonably withheld, conditioned or delayed), and the Company must not make any filing with any Governmental Entity with respect to this Agreement or the Arrangement without the consent of the Purchaser (which consent shall not be unreasonably withheld or delayed); provided that any Party that is required to make disclosure by Law shall use its best efforts to give the other Parties prior oral or written notice and a reasonable opportunity to review or comment on the disclosure or filing (other than with respect to confidential information contained in such disclosure or filing). The Party making such disclosure shall give reasonable consideration to any comments made by the other Parties or their counsel, and if such prior notice is not possible, shall give such notice immediately following the making of such disclosure or filing.
Section 4.9
Notice and Cure Provision

(1)
Each Party shall promptly notify the other Parties of the occurrence, or failure to occur, of any event or state of facts which occurrence or failure would, or would be reasonably likely to:

(a)
cause any of the representations or warranties of such Party contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date of this Agreement to the Effective Time; or

(b)
result in the failure to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such Party under this Agreement.

(2)
Notification provided under Section 4.9(1) will not affect the representations, warranties, covenants, agreements or obligations of the Parties (or remedies with respect thereto) or the conditions to the obligations of the Parties under this Agreement.

(3)
The Purchaser may not elect to exercise its right to terminate this Agreement pursuant to Section 7.2(1)(d)(i) and the Company may not elect to exercise its right to terminate this Agreement pursuant to Section 7.2(1)(c)(i), unless the Party seeking to terminate the Agreement (the “Terminating Party”) has delivered a written notice (“Termination Notice”) to the Party in alleged breach (the “Breaching Party”) specifying in reasonable detail all breaches of covenants, representations and warranties or other matters which the Terminating Party asserts as the basis for termination. After delivering a Termination Notice, provided the Breaching Party is proceeding diligently to cure such matter and such matter is capable of being cured prior to the Outside Date (with any intentional breach being deemed to be incurable), the Terminating Party may not exercise such termination right until the earlier of (a) the Outside Date, and (b) if such matter has not been cured by the date that is fifteen (15) Business Days following receipt of such Termination Notice by the Breaching Party, such date. If the Terminating Party delivers a Termination Notice prior to the date of the Company Meeting, unless the Parties agree otherwise, the Company shall postpone or adjourn the Company Meeting to the earlier of (a) five (5) Business Days prior to the Outside Date and (b) the date that is five (5) Business Days following receipt of such Termination Notice by the Breaching Party.
Section 4.10
Insurance and Indemnification

(1)
Prior to the Effective Date, notwithstanding any other provision hereof, the Company shall purchase customary “tail” policies of directors’ and officers’ liability insurance providing protection no less favourable in the aggregate to the protection provided by the policies maintained by the Company and its Subsidiaries which are in effect immediately prior to the Effective Date and providing protection for a period of six (6) years from the Effective Date with respect to claims arising from facts or events which occurred on or prior to the Effective Date and the Purchaser shall, or shall cause the Company and its Subsidiaries to, maintain such tail policies in effect without any reduction in scope or coverage for six (6) years from the Effective Date; provided that the Purchaser shall not be required to pay any amounts in respect of such coverage prior to the Effective Time; and provided further that the cost of such policies shall not exceed 250% of the Company’s current annual aggregate premium for policies currently maintained by the Company or its Subsidiaries.

(2)
The Purchaser shall, from and after the Effective Time, to the extent permitted by Law, honour all rights to indemnification or exculpation now existing in favour of present and former employees, officers and directors of the Company and its Subsidiaries to the extent that they are disclosed in the Data Room or contained in the constating documents of the Company and its Subsidiaries, and acknowledges that such rights, to the extent that they are disclosed in the Data Room or contained in the constating documents of the Company and its Subsidiaries, shall survive the completion of the Plan of Arrangement and shall continue in full force and effect in accordance with their terms, to the extent permitted by Law, with respect to actions or omission of such employees, officers and directors occurring prior to the Effective Date, for a period of not less than six (6) years from the Effective Date.

Section 4.11
Stock Exchange Delisting and Deregistration

To the extent requested by the Purchaser, prior to the Effective Time, the Company shall cooperate with the Purchaser and use its commercially reasonable efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and the rules and policies of the TSX or the NASDAQ, as applicable, to enable the delisting by the Company of the Common Shares from the TSX and the NASDAQ and the deregistration of the Common Shares under the U.S. Exchange Act as promptly as practicable after the Effective Time.
ARTICLE 5
ADDITIONAL COVENANTS REGARDING NON-SOLICITATION
Section 5.1
Non-Solicitation

(1)
Except as expressly provided in this Article 5, the Company shall not, and shall cause its Subsidiaries not to, directly or indirectly, through any officer, director, employee, consultant, independent contractor, representative (including any financial or other advisor) or agent of the Company or of any of its Subsidiaries (collectively “Representatives”), and shall not permit any such Person to:

(a)
solicit, assist, initiate, encourage or otherwise knowingly facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, books or records of the Company or any of its Subsidiaries or entering into any form of agreement, arrangement or understanding) any inquiry, proposal or offer that constitutes, or may reasonably be expected to constitute or lead to, an Acquisition Proposal;

(b)
enter into or otherwise engage or participate in any discussions or negotiations with any Person (other than the Purchaser and its affiliates) regarding any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to, an Acquisition Proposal; provided that the Company may (i) advise any Person of the restrictions of this Agreement; and (ii) advise any Person making an Acquisition Proposal that the Board has determined that such Acquisition Proposal does not constitute a Superior Proposal, in each case, if, in so doing, no other information that is prohibited from being communicated under this Agreement is communicated to such Person;

(c)
make a Change in Recommendation;

(d)
accept, approve, endorse or recommend, or publicly propose to accept, approve, endorse or recommend, or take no position or remain neutral with respect to, any Acquisition Proposal (it being understood that publicly taking no position or a neutral position with respect to an Acquisition Proposal for a period of no more than five (5) Business Days following the formal announcement or public disclosure of such Acquisition Proposal will not be considered to be in violation of this Section 5.1; provided that the Board has rejected such Acquisition Proposal and affirmed the Board Recommendation before the end of such five (5) Business Day period (or in the event that the Company Meeting is scheduled to occur within such five (5) Business Day period, before the third Business Day prior to the Company Meeting));

(e)
enter into any Contract or agreement in principle requiring or expressly contemplating the Company to abandon, terminate or fail to consummate the Arrangement or any other transactions contemplated by this Agreement or to breach its obligations hereunder; or

(f)
accept or enter into or publicly propose to accept or enter into any agreement, understanding or arrangement in respect of an Acquisition Proposal other than as permitted in this Article 5, including by entering into a confidentiality agreement pursuant to Section 5.3.

(2)
The Company shall, and shall cause its Subsidiaries and its and their respective Representatives to, immediately cease and terminate, and cause to be terminated, any solicitation, encouragement, discussion, negotiations, or other activities commenced prior to the date of this Agreement with any Person (other than the Purchaser and its affiliates) with respect to any inquiry, proposal or offer that constitutes, or may reasonably be expected to constitute or lead to, an Acquisition Proposal, and in connection with such termination shall:

(a)
promptly discontinue access to and disclosure of all information, including the Data Room and any confidential information, properties, facilities, books and records of the Company or any of its Subsidiaries; and

(b)
within five (5) Business Days after the date hereof, request, and exercise all rights it has to require, (i) the return or destruction of all copies of any confidential information regarding the Company or any of its Subsidiaries provided to any Person (other than the Purchaser, its affiliates or any of their Representatives), and (ii) the destruction of all material including or incorporating or otherwise reflecting such confidential information regarding the Company or any of its Subsidiaries, to the extent that such information has not previously been returned or destroyed, using its commercially reasonable efforts to ensure that such requests are fully complied with.

(3)
The Company represents and warrants that the Company has not waived any confidentiality, standstill, use of information, permitted purpose or similar restriction or covenant contained in a confidentiality or similar agreement which is currently in force to which the Company or any of its Subsidiaries is a Party with any Person (other than the Guarantor or its affiliates), and covenants and agrees that (i) the Company shall take all necessary action to enforce each such confidentiality, standstill, use of information, permitted purpose or similar restriction or covenant contained in a confidentiality or similar agreement to which the Company or any of its Subsidiaries is a party, and (ii) neither the Company, nor any of its Subsidiaries nor any of their respective Representatives have released or will, without the prior written consent of the Purchaser (which may be withheld or delayed in the Purchaser’s sole and absolute discretion), release any Person from, or waive, amend, suspend or otherwise modify such Person’s obligations respecting the Company, or any of its Subsidiaries, under any confidentiality, standstill, use of information, permitted purpose or similar restriction or covenant contained in a confidentiality or similar agreement to which the Company or any of its Subsidiaries is a party (it being acknowledged by the Purchaser that the automatic termination or release of any standstill restrictions of any such agreements as a result of entering into and announcing this Agreement shall not be a violation of this Section 5.1(3)).
Section 5.2
Notification of Acquisition Proposals

(1)
If the Company or any of its Subsidiaries or any of their respective Representatives, receives (orally or in writing) any inquiry, proposal or offer that constitutes or could reasonably be expected to constitute or lead to an Acquisition Proposal, or any request for copies of, access to, or disclosure of, confidential information relating to the Company or any of its Subsidiaries, including but not limited to information, access, or disclosure relating to the properties, assets, facilities, books or records of the Company or any of its Subsidiaries, the Company shall immediately notify the Purchaser, at first orally, and then promptly and in any event within 24 hours in writing, of such Acquisition Proposal, inquiry, proposal, offer or request, including a description of its material terms and conditions, the identity of all Persons making the Acquisition Proposal, inquiry, proposal, offer or request, and shall provide the Purchaser with copies of all written documents and material correspondence or other material received in respect of, from or on behalf of any such Person. The Company shall keep the Purchaser promptly and fully informed on a current basis of the status of developments and (to the extent permitted by Section 5.3) negotiations with respect to any Acquisition Proposal, inquiry, proposal, offer or request, including any changes, modifications or other amendments to any material terms of any such Acquisition Proposal, inquiry, proposal, offer or request and shall provide to the Purchaser copies of all material or substantive correspondence if in writing or electronic form, and if not in writing or electronic form, a description of the material terms of such correspondence communicated to the Company by or on behalf of any Person making any such Acquisition Proposal, inquiry, proposal, offer or request.

Section 5.3
Responding to an Acquisition Proposal

(1)
Notwithstanding Section 5.1, if at any time, prior to obtaining the approval by the Securityholders of the Arrangement Resolution, the Company receives a written Acquisition Proposal, the Company may engage in or participate in discussions or negotiations with such Person regarding such Acquisition Proposal, and may provide copies of, access to or disclosure of confidential information, properties, facilities, books or records of the Company or its Subsidiaries, if and only if:

(a)
the Board first determines in good faith, after consultation with its financial advisors and its outside legal counsel, that such Acquisition Proposal constitutes or would reasonably be expected to constitute or lead to a Superior Proposal;

(b)
such Person was not restricted from making such Acquisition Proposal pursuant to an existing agreement containing confidentiality, standstill, non-disclosure, use of information, permitted purpose or similar restriction or covenants;

(c)
the Company has been, and continues to be, in compliance with its obligations under this Article 5 (other than de minimis breaches);

(d)
prior to providing any such copies, access, or disclosure, the Company enters into an Acceptable Confidentiality Agreement with such Person and any such copies, access or disclosure provided to such Person shall have already been (or simultaneously be) provided to the Purchaser; and

(e)
prior to providing any such copies, access or disclosure, the Company promptly provides the Purchaser with true, complete and final executed copy of the Acceptable Confidentiality Agreement referred to in Section 5.3(1)(d).

(2)
Nothing contained in this Agreement shall prohibit the Board from making disclosure to Securityholders as required by applicable Laws in response to an Acquisition Proposal (including by responding to an Acquisition Proposal in a directors’ circular), provided that, notwithstanding that the Board or the Company shall be permitted to make such disclosure, neither the Board or any committee thereof shall be permitted to make a Change in Recommendation in response to an Acquisition Proposal other than as permitted by Section 5.4(1). In addition, nothing contained in this Agreement shall prevent the Company or the Board from calling and holding a meeting of Shareholders requisitioned by such shareholders in accordance with the BCBCA or ordered to be held by a court in accordance with applicable Laws that was not solicited, supported or encouraged by the Company or any of its Representatives.
Section 5.4
Right to Match

(1)
If the Company receives an Acquisition Proposal that constitutes a Superior Proposal prior to the approval of the Arrangement Resolution by the Securityholders, the Board may, subject to compliance with Section 8.2, make a Change in Recommendation and enter into a definitive agreement with respect to such Acquisition Proposal, if and only if:

(a)
the Person making the Acquisition Proposal was not restricted from making such Acquisition Proposal pursuant to confidentiality, standstill, use of information, permitted purpose or similar restriction or covenant in an existing confidentiality or similar agreement;

(b)
the Company has been, and continues to be, in compliance with its obligations under this Article 5 (other than de minimis breaches);

(c)
the Company has delivered to the Purchaser written notice of its receipt of such Acquisition Proposal and of the determination of the Board that such Acquisition Proposal constitutes a Superior Proposal and of the intention of the Board to make a Change in Recommendation and enter into such definitive agreement, together with a written notice from the Board regarding the value and financial terms that the Board, in consultation with its financial advisors, has determined should be ascribed to any non-cash consideration offered under such Acquisition Proposal (the “Superior Proposal Notice”);

(d)
the Company has provided the Purchaser a copy of the proposed definitive agreement for such Acquisition Proposal and all supporting materials, including any financing documents supplied to the Company in connection therewith;

(e)
at least five (5) Business Days (the “Matching Period”) have elapsed from the date that is the later of the date on which the Purchaser received the Superior Proposal Notice and all of the materials set forth in Section 5.4(1)(d);

(f)
during any Matching Period, the Purchaser has the right (but not the obligation), in accordance with Section 5.4(2), to offer to amend this Agreement and the Arrangement in order for such Acquisition Proposal to cease to be a Superior Proposal;

(g)
if the Purchaser has offered to amend this Agreement and the Arrangement under Section 5.4(2), the Board has determined in good faith, after consultation with the Company’s outside legal counsels and financial advisors, that such Acquisition Proposal continues to constitute a Superior Proposal compared to the terms of the Arrangement as proposed to be amended by the Purchaser under Section 5.4(2);

(h)
the Board has determined in good faith, after consultation with the Company’s outside legal counsel that it is necessary for the Board to enter into a definitive agreement with respect to such Acquisition Proposal in order to properly discharge its fiduciary duties; and

(i)
prior to or concurrently with entering into such definitive agreement with respect to such Acquisition Proposal, the Company terminates this Agreement pursuant to Section 7.2(1)(c)(ii) and pays the Termination Fee pursuant to Section 8.2.

(2)
During the Matching Period, or such longer period as the Company may approve in writing for such purpose:

(a)
the Purchaser shall have the right (but not the obligation) to offer to amend this Agreement and the Arrangement;

(b)
the Board shall review any offer made by the Purchaser under Section 5.4(1)(f) and Section 5.4(2)(a)

to amend the terms of this Agreement and the Arrangement in good faith in order to determine, after consultation with the Company’s legal counsels and financial advisors, whether such offer made by the Purchaser would, upon acceptance, result in the Acquisition Proposal previously constituting a Superior Proposal ceasing to be a Superior Proposal; and
(c)
the Company shall negotiate in good faith with the Purchaser to make such amendments to the terms of this Agreement and the Arrangement as would enable the Purchaser to proceed with the transactions contemplated by this Agreement on such amended terms. If the Board determines that such Acquisition Proposal would cease to be a Superior Proposal following the offer made by the Purchaser, the Company shall promptly so advise the Purchaser and the Company and the Purchaser shall amend this Agreement to reflect such offer made by the Purchaser, and shall take and cause to be taken all such actions as are necessary to give effect to the foregoing.

(3)
Each successive amendment to any Acquisition Proposal that results in an increase in, or modification of, the consideration to be received by the Securityholders or any other amendment to such Acquisition Proposal shall constitute a new Acquisition Proposal for the purposes of this Section 5.4, and the Purchaser shall be afforded a new five (5) Business Day Matching Period from the later of the date on which the Purchaser received the new Superior Proposal Notice and all of the material set forth in Section 5.4(1)(d) for the new Superior Proposal from the Company.

(4)
The Board shall promptly reaffirm the Board Recommendation by press release after any Acquisition Proposal which is not determined to be a Superior Proposal is publicly announced or publicly disclosed or the Board determines that a proposed amendment to the terms of this Agreement as contemplated under Section 5.4(2) would result in an Acquisition Proposal no longer being a Superior Proposal. The Company shall provide the Purchaser and its outside legal counsels and financial advisors with a reasonable opportunity to review the form and content of any such press release and shall make all reasonable amendments to such press release as requested by the Purchaser and its legal counsels and financial advisors.

(5)
If the Company provides a Superior Proposal Notice to the Purchaser after a date that is less than seven (7) Business Days before the Company Meeting, the Company shall be entitled to, and the Purchaser and the Guarantor shall be entitled to require the Company to, adjourn or postpone the Company Meeting to a date that is not more than 15 Business Days after the scheduled date of the Company Meeting but in any event the Company Meeting shall not be postponed to a date which would prevent the Effective Date from occurring on or prior to the Outside Date.

Section 5.5
Breach by Subsidiaries and Representatives

Without limiting the generality of the foregoing, the Company shall advise its Subsidiaries and their respective Representatives of the prohibitions set out in this Article 5 and any violation of the restrictions set forth in this Article 5 by the Company, its Subsidiaries or their respective Representatives is deemed to be a breach of this Article 5 by the Company.
ARTICLE 6
CONDITIONS
Section 6.1
Mutual Conditions Precedent

The Parties are not required to complete the Arrangement unless each of the following conditions is satisfied on or prior to the Effective Time, which conditions may only be waived, in whole or in part, by the mutual consent of each of the Parties:
(a)
Arrangement Resolution. The Required Approval of the Arrangement Resolution has been obtained at the Company Meeting in accordance with the Interim Order.

(b)
Interim and Final Order. The Interim Order and the Final Order have each been obtained on terms consistent with this Agreement, and have not been set aside or modified in a manner unacceptable to either the Company or the Purchaser, each acting reasonably, on appeal or otherwise.

(c)
Illegality. No Law will have been enacted, issued, promulgated, enforced, made, entered or applied and no proceeding will otherwise have been taken under any Laws or by any Governmental Entity (whether temporary, preliminary or permanent) that makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins the Company or the Purchaser from consummating the Arrangement.
(d)
Required Regulatory Approval. The Required Regulatory Approval shall have been obtained.

Section 6.2
Additional Conditions Precedent to the Obligations of the Purchaser

The Purchaser is not required to complete the Arrangement unless each of the following conditions is satisfied on or before the Effective Time, which conditions are for the exclusive benefit of the Purchaser and may only be waived, in whole or in part, by the Purchaser in its sole discretion:
(a)
Representations and Warranties. The (i) representations and warranties of the Company set forth in (1) [Organization and Powers], (2) [Authority Relative to this Agreement], (5) [Authorized and Issued Capital], (25) [Project Real Property], (27) [Project Property], (28) [Maintenance of Project Property], and (44) [Financial Advisors or Brokers] of Schedule C shall be true and correct in all respects as of the date of this Agreement and as of the Effective Date as if made on and as of such date (except for such representations and warranties which refer to or are made as of another specified date, in which case such representations and warranties will have been true and correct as of that date), except for de minimis errors; and (ii) all other representations and warranties of the Company in Schedule C shall be shall be true and correct (disregarding for this purpose all materiality or Material Adverse Effect qualifications contained therein) as of the date of this Agreement and as of the Effective Date as if made on and as of such date (except for such representations and warranties which refer to or are made as of another specified date, in which case such representations and warranties will have been true and correct as of that date), except to the extent that the failure or failures of such representations and warranties to be so true and correct individually or in the aggregate, would not have a Material Adverse Effect, and the Company has delivered a certificate confirming the same to the Purchaser, executed by two (2) senior officers of the Company (in each case without personal liability) addressed to the Purchaser and dated the Effective Date.

(b)
Performance of Covenants. The Company has fulfilled or complied in all material respects with each of the covenants of the Company contained in this Agreement to be fulfilled or complied with by it on or prior to the Effective Time, and has delivered a certificate confirming the same to the Purchaser, executed by two (2) senior officers of the Company (in each case without personal liability) addressed to the Purchaser and dated the Effective Date.

(c)
Dissent Rights. Dissent Rights shall not have been exercised (and not withdrawn) with respect to more than 7% of the issued and outstanding Common Shares (other than the Common Shares owned by the Guarantor and its affiliates).

(d)
No Legal Action. There is no action, review, proceeding or investigation, pending, sought or threatened by any Requesting Authority relating to the Arrangement under any Review Laws.

(e)
No Material Adverse Effect. No Material Adverse Effect in respect of the Company shall have occurred.

The foregoing conditions are for the benefit of the Purchaser and may be waived, in whole or in part, by the Purchaser in writing at any time.
Section 6.3
Additional Conditions Precedent to the Obligations of the Company

The Company is not required to complete the Arrangement unless each of the following conditions is satisfied on or before the Effective Time, which conditions are for the exclusive benefit of the Company and may only be waived, in whole or in part, by the Company in its sole discretion:
(a)
Representations and Warranties. The (i) representations and warranties of the Purchaser and the Guarantor set forth in (5) (Sufficient Funds) Schedule D shall be true and correct in all respects as of the date of this Agreement and as of the Effective Date as if made on and as of such date (except for such representations and warranties which refer to or are made as of another specified date, in which case such representations and warranties will have been true and correct as of that date), except for de minimis errors; and (ii) all other representations and warranties of the Purchaser in Schedule D shall be shall be true and correct (disregarding for this purpose all materiality qualifications contained therein) as of the date of this Agreement and as of the Effective Date as if made on and as of such date (except for such representations and warranties which refer to or are made as of another specified date, in which case such representations and warranties will have been true and correct as of that date), except to the extent that the failure or failures of such representations and warranties to be so true and correct, individually or in the aggregate, would not materially impede the completion of the Arrangement, and the Purchaser and the Guarantor has delivered a certificate confirming the same to the Company, executed by two (2) senior officers of the Purchaser and the Guarantor, respectively (in each case without personal liability), addressed to the Company and dated the Effective Date.
(b)
Performance of Covenants. Each of the Purchaser and the Guarantor has fulfilled or complied in all material respects with each of the covenants of the Purchaser and the Guarantor, respectively, contained in this Agreement to be fulfilled or complied with by it on or prior to the Effective Time, except where the failure to comply with such covenants, individually or in the aggregate, would not materially impede the completion of the Arrangement, and has delivered a certificate confirming the same to the Company, executed by two (2) senior officers of each of the Purchaser and the Guarantor (in each case without personal liability) addressed to the Company and dated the Effective Date.

(c)
Payment of Consideration. The Purchaser shall have complied with its obligations under Section 2.8.

The foregoing conditions are for the benefit of the Company and may be waived, in whole or in part, by the Company in writing at any time.
Section 6.4
Satisfaction of Conditions

The conditions precedent set out in Section 6.1, Section 6.2 and Section 6.3 will be conclusively deemed to have been satisfied, waived or released at the Effective Time.
ARTICLE 7
TERM AND TERMINATION
Section 7.1
Term

This Agreement shall be effective from the date hereof until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms.
Section 7.2
Termination

(1)
This Agreement may be terminated prior to the Effective Time by:

(a)
the mutual written agreement of the Parties; or

(b)
either the Company or the Purchaser if:

(i)
the Company Meeting is duly convened and held and the Required Approval is not obtained at the Company Meeting in accordance with the Interim Order; provided that a Party may not terminate this Agreement pursuant to this Section 7.2(1)(b)(i) if the failure to obtain the Required Approval has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under this Agreement;

(ii)
after the date of this Agreement, any Law is enacted, made, enforced or amended, as applicable, that makes the consummation of the Arrangement illegal or otherwise permanently prohibits or enjoins the Company or the Purchaser from consummating the Arrangement, and such Law has, if applicable, become final and non-appealable, provided the Party seeking to terminate this

Agreement pursuant to this Section 7.2(1)(b)(ii) has used its commercially reasonable efforts to, as applicable, appeal or overturn such Law or otherwise have it lifted or rendered non-applicable in respect of the Arrangement; or
(iii)
the Effective Time does not occur on or prior to the Outside Date; provided that a Party may not terminate this Agreement pursuant to this Section 7.2(1)(b)(iii) if the failure of the Effective Time to so occur has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under this Agreement.

(c)
the Company if:

(i)
a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Purchaser under this Agreement occurs that would cause any condition in Section 6.3(a) or Section 6.3(b) not to be satisfied, and such breach or failure is incapable of being cured or is not cured on or prior to the Outside Date in accordance with the terms of Section 4.9(3); provided that the Company is not then in breach of this Agreement so as to cause any condition in Section 6.2(a) or Section 6.2(b) not to be satisfied;

(ii)
prior to obtaining the Required Approval of the Arrangement Resolution, the Board authorizes the Company to enter into a written agreement (other than an Acceptable Confidentiality Agreement permitted by and in accordance with Section 5.3) with respect to a Superior Proposal, provided the Company is then in compliance with Article 5 (except for de minimis breaches) and that prior to or concurrent with such termination the Company pays the Termination Fee in accordance with Section 8.2; or

(iii)
the SARB Approval has not been obtained by the Outside Date.

(d)
the Purchaser if:

(i)
a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company under this Agreement occurs that would cause any condition in Section 6.2(a) or Section 6.2(b) not to be satisfied, and such breach or failure is incapable of being cured on or prior to the Outside Date or is not cured in accordance with the terms of Section 4.9(3); provided that the Purchaser is not then in breach of this Agreement so as to cause any condition in Section 6.3(a) or Section 6.3(b) not to be satisfied;

(ii)
prior to obtaining the Required Approval of the Arrangement Resolution, the Board or a committee of the Board fails to unanimously recommend or withdraws, amends, modifies or qualifies, publicly proposes or states its intention to do so in each case in a manner that is adverse to the Purchaser, or fails to publicly reaffirm (without qualification) within two (2) Business Days after having been requested in writing by the Purchaser to do so, the Board Recommendation, or takes no position or a neutral position with respect to an Acquisition Proposal for more than five (5) Business Days after an Acquisition Proposal has been publicly announced or otherwise publicly disclosed (or in the event that the Company Meeting is scheduled to occur within such five (5) Business Day period, prior to the third Business Day prior to the Company Meeting), or accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend an Acquisition Proposal, or enters into a written agreement (other than an Acceptable Confidentiality Agreement permitted by and in accordance with Section 5.3) with respect to an Acquisition Proposal (any of the foregoing, a “Change in Recommendation”), or the Company breaches Article 5 in any material respect, or the Board or any committee of the Board resolves or proposes to take any of the foregoing actions; or

(iii)
there has occurred a Material Adverse Effect.

(2)
The Party desiring to terminate this Agreement pursuant to this Section 7.2 (other than pursuant to Section 7.2(1)(a)) shall give notice of such termination to the other Party, specifying in reasonable detail the basis for such Party’s exercise of its termination rights.

Section 7.3
Effect of Termination/Survival

If this Agreement is terminated pursuant to Section 7.1 or Section 7.2, this Agreement shall become void and of no further force or effect without liability of any Party (or any shareholder or Representative of such Party) to any other Party to this Agreement, except that: (a) in the event of termination under Section 7.1 as a result of the Effective Time occurring, Section 4.10 shall survive for a period of six (6) years following such termination; and (b) in the event of termination under Section 7.2, this Section 7.3 and Section 8.2 through to and including Section 8.15, shall survive, and provided further that no Party shall be relieved of any liability for any wilful breach by it of this Agreement.
ARTICLE 8
GENERAL PROVISIONS
Section 8.1
Amendments

This Agreement and the Plan of Arrangement may, at any time and from time to time before or after the holding of the Company Meeting but not later than the Effective Time, be amended by mutual written agreement of the Parties without, subject to applicable Laws, further notice to or authorization on the part of the Securityholders, and any such amendment may, without limitation:
(a)
change the time for performance of any of the obligations or acts of the Parties;

(b)
modify, or waive any inaccuracies with respect to, any representation or warranty contained in this Agreement or in any document delivered pursuant to this Agreement;

(c)
modify or waive compliance with any of the covenants contained in this Agreement and modify or waive performance of any of the obligations of the Parties; and/or

(d)
modify or waive compliance with any conditions contained in this Agreement,

provided, however, that no such amendment may reduce or materially affect the Consideration under the Arrangement without their approval at the Company Meeting or, following the Company Meeting, without their approval given in the same manner as required by applicable Laws for the approval of the Arrangement as may be required by the Court.
(2)
Notwithstanding the foregoing, the Plan of Arrangement may only be supplemented or amended in accordance with the provisions thereof.

Section 8.2
Termination Fees and Expenses

(1)
Despite any other provision in this Agreement relating to the payment of fees and expenses, including the payment of brokerage fees, if a Termination Fee Event occurs, the Company shall pay the Guarantor the Termination Fee in accordance with Section 8.2(3) in consideration for the disposition by the Guarantor of its rights under this Agreement.

(2)
For the purposes of this Agreement, “Termination Fee” means $19,000,000, and “Termination Fee Event” means the termination of this Agreement:

(a)
by the Purchaser, pursuant to Section 7.2(1)(d)(ii) [Change in Recommendation];

(b)
by the Company, pursuant to Section 7.2(1)(c)(ii) [Superior Proposal];

(c)
pursuant to any Subsection of Section 7.2(1) if at such time the Purchaser is entitled to terminate this Agreement pursuant to Section 7.2(1)(d)(ii); or

(d)
by the Company or the Purchaser pursuant to Section 7.2(1)(b)(i) [Arrangement Resolution Not Approved] or Section 7.2(1)(b)(iii) [Outside Date] or by the Purchaser pursuant to Section 7.2(1)(d)(i) [Breach of Representation or Warranty or Failure to Perform Covenant] due, in the case of a termination by the Purchaser pursuant to Section 7.2(1)(d)(i) [Breach of Representation or Warranty or Failure to Perform Covenant] only, to any wilful breach or fraud by the Company, if prior to such termination:

(i)
the Purchaser has obtained the SARB Approval;

(ii)
an Acquisition Proposal has been made to the Company or any of its Subsidiaries or any of their respective Representatives or publicly announced or otherwise publicly disclosed by any Person other than the Purchaser, the Guarantor or any of its affiliates or any Person (other than the Purchaser, the Guarantor or any of its affiliates) has publicly announced an intention to do so, and such Acquisition Proposal has not expired or been publicly withdrawn prior to the Company Meeting; and

(iii)
within 365 days following the date of such termination, (A) an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in clause (ii) above) is consummated or effected, or (B) the Company or one or more of its Subsidiaries, directly or indirectly, in one or more transactions, enters into a contract in respect of an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in clause (ii) above) and such Acquisition Proposal is later consummated or effected (whether or not within 365 days after such termination).

For purposes of the foregoing, the term “Acquisition Proposal” when used in this Section 8.2(2)(d) shall have the meaning assigned to such term in Section 1.1, except that references to “20% or more” shall be deemed to be references to “50% or more”.
(3)
The Termination Fee shall be paid by the Company to the Guarantor as follows, by wire transfer of immediately available funds, if a Termination Fee Event occurs due to:

(a)
a termination of this Agreement described in Section 8.2(2)(a) or Section 8.2(2)(c), within two (2) Business Days of the occurrence of such Termination Fee Event;

(b)
a termination of this Agreement described in Section 8.2(2)(b), prior to or simultaneously with the occurrence of such Termination Fee Event; and

(c)
a termination of this Agreement described in Section 8.2(2)(d), on or prior to the earlier of the consummation/closing of the Acquisition Proposal or the entering into of the contract referred to in Section 8.2(2)(d).

(4)
Any Termination Fee shall be paid by the Company to the Guarantor (or as the Guarantor may direct by notice in writing), by wire transfer of immediately available funds to an account designated by the Guarantor. If the Company does not have sufficient financial resources to pay the Termination Fee, then it shall be a condition of any alternative Acquisition Proposal which is a share or asset acquisition where the Company has entered into any agreement to support such share acquisition or to transfer such assets, as applicable, that the Person making such proposal or acquisition, as applicable, shall advance or otherwise provide to the Company sufficient cash for the Company to pay the Termination Fee, which amount shall be so advanced or provided prior to the date on which the Company is required to pay the Termination Fee. For greater certainty, in no event shall the Company be obligated to pay the Termination Fee on more than one occasion.

(5)
The Company acknowledges that the agreements contained in this Section 8.2 are an integral part of the transactions contemplated by this Agreement, and that without these agreements the Guarantor would not enter into this Agreement; accordingly, if the Company fails to timely pay any amount due pursuant to this Section 8.2 and, in order to obtain the payment, the Guarantor commences a suit which results in a final and non-appealable judgment against the Company for the payment set forth in this Section 8.2, the Company shall pay the Guarantor its reasonable and documented costs and expenses (including reasonable and documented attorneys’ fees) in connection with such suit, together with interest on such amount, at the prime rate of the Bank of Canada in effect on the date such payment was required to be made to and including the date on which such payment was actually received. The Company acknowledges that the amounts set out in this Section 8.2 represent liquidated damages which are a genuine pre-estimate of the damages, including opportunity costs, reputational damage, and out of pocket expenditures, which the Guarantor will suffer or incur as a result of the event giving rise to such damages and resultant termination of this Agreement, and is not a penalty. The Company irrevocably waives any right it may have to raise as a defence that any such liquidated damages are excessive or punitive. For greater certainty, the Parties agree that the payment of an amount pursuant to this Section 8.2 in the manner provided herein is the sole and exclusive remedy of the applicable Party or Parties in respect of the event giving rise to such payment, and where such payment has been paid in full by the applicable Party or Parties shall be precluded from any other remedy against the other Party and its affiliates, at law or in equity or otherwise, provided, however, that nothing contained in this Section 8.2, and no payment of any such amount, shall relieve or have the effect of relieving any Party in any way from liability for damages incurred or suffered as a result of a wilful breach of this Agreement by a Party.
(6)
Except as expressly provided in this Agreement, all out-of-pocket third-party transaction expenses incurred in connection with this Agreement and the Plan of Arrangement, including all costs, expenses and fees of the Company incurred prior to or after the Effective Date in connection with, or incidental to, the Plan of Arrangement, shall be paid by the Party incurring such expenses. Any governmental filing fees incurred in connection with the Regulatory Approvals shall be split equally by the Guarantor and the Company.

(7)
In addition to the rights of the Guarantor under Section 8.2(1), if this Agreement is terminated by either the Company or the Purchaser pursuant to Section 7.2(1)(b)(i) or by the Purchaser pursuant to Section 7.2(1)(d)(i), the Company shall promptly reimburse the Guarantor’s out-of-pocket third-party transaction expenses incurred in connection with this Agreement and the Plan of Arrangement up to a maximum of $4,000,000 by wire transfer of immediately available funds to an account designated by the Guarantor. In no event shall the Company be required to pay under Section 8.2(1), on the one hand, and this Section 8.2(7), on the other hand, in the aggregate, an amount in excess of the Termination Fee.

(8)
If this Agreement is terminated by the Company pursuant to Section 7.2(1)(c)(iii), the Purchaser shall promptly reimburse the Company’s out-of-pocket third-party transaction expenses incurred in connection with this Agreement and the Plan of Arrangement up to a maximum of $4,000,000 by wire transfer of immediately available funds to an account designated by the Company.

Section 8.3
Notices

Any notice, or other communication given regarding the matters contemplated by this Agreement must be in writing, sent by personal delivery, courier or email and addressed:
(a)
if to the Purchaser or the Guarantor:

1323606 B.C. Unlimited Liability Company and
AngloGold Ashanti Holdings plc
4th Floor, Communications House, South Street
Staines-upon-Thames, Surrey
TW18 4PR, United Kingdom
Attention:	General Manager
Telephone:	+44(0) 203 968 3323
Email:	rhayes@anglogoldashanti.com and agahoffice@anglogoldashanti.com with a copy to:
AngloGold Ashanti Limited
112 Oxford Road
Houghton Estate
Johannesburg
South Africa, 2198
Email: LMarwick@AngloGoldAshanti.com
Attention: Lizelle Marwick: Executive Vice President — General Counsel

and with a copy to:
Stikeman Elliott LLP
5300 Commerce Court West
199 Bay Street
Toronto, Ontario, Canada M5L 1B9
Attention:	Jay Kellerman and Daniel Borlack
Telephone:	(416) 869-5201 and (416) 869-5283
Email:	jkellerman@stikeman.com and dborlack@stikeman.com
and with a copy to:
Cravath, Swaine & Moore LLP
CityPoint, One Ropemaker Street
London, England EC2Y 9HR
Attention:	George Stephanakis and Richard Hall
Telephone:	44-20-7453-1040 and (212) 474-1293
Email:	gstephanakis@cravath.com and rhall@cravath.com

(b)
if to the Company:

Corvus Gold Inc.
Suite 1750 – 700 West Pender Street
Vancouver, British Columbia Canada V6C 1G8
Attention:	Jeffrey Pontius and Peggy Wu
Telephone:	(303) 470-8707 and (604) 638-3246
Email:	pwu@corvusgold.com and jpontius@corvusgold.com
with a copy to:
Cassels Brock & Blackwell LLP
Suite 2200 – 885 West Georgia St.
Vancouver, British Columbia, Canada V6C 3E8
Attention:	Jen Hansen and Jeffrey Roy
Telephone:	(604) 691-6114 and (416) 860-6616
Email:	jhansen@cassels.com and jroy@cassels.com
and with a copy to:
Dorsey & Whitney LLP
1400 Wewatta Street
Suite 400
Denver, Colorado, United States 80202-5549
Attention:	Jason Brenkert
Telephone:	(303) 352-1133
Email:	brenkert.jason@dorsey.com
Any notice or other communication is deemed to be given and received (i) if sent by personal delivery, email or same-day courier, on the date of delivery if it is a Business Day and the delivery was made prior to 5:00 p.m. (local time in place of receipt) and otherwise on the next Business Day, (ii) if sent by overnight courier, on the next Business Day. A Party may change its address for service from time to time by providing a notice in accordance with the foregoing. Any subsequent notice or other communication must be sent to the Party at its changed address. Any element of a Party’s address that is not specifically changed in a notice will be assumed not to be changed. Sending a copy of a notice or other communication to a Party’s legal counsel as contemplated above is for information purposes only and does not constitute delivery of the notice or other communication to that Party. The failure to send a copy of a notice or other communication to legal counsel does not invalidate delivery of that notice or other communication to a Party.

Section 8.4
Time of the Essence

Time is of the essence in this Agreement.
Section 8.5
Injunctive Relief

The Parties agree that irreparable harm would occur for which money damages would not be an adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to injunctive and other equitable relief (including specific performance) to prevent breaches or threatened breaches of this Agreement, and to enforce compliance with the terms of this Agreement, without any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief, this being in addition to any other remedy to which the Parties may be entitled at law or in equity.
Section 8.6
Third-Party Beneficiaries

(1)
Except as provided in Section 4.10 which, without limiting its terms, is intended as stipulation for the benefit of the third Persons mentioned in such section (such third Persons referred to in this Section 8.6 as the “Indemnified Persons”) and except for the rights of the Securityholders to receive the applicable consideration following the Effective Time pursuant to the Arrangement (for which purpose the Company hereby confirms that it is acting as agent on behalf of the Securityholders), the Parties intend that this Agreement will not benefit or create any right or cause of action in favour of any Person, other than the Parties, and that no Person, other than the Parties, shall be entitled to rely on the provisions of this Agreement in any action, suit, proceeding, hearing or other forum.

(2)
Despite the foregoing, the Purchaser acknowledges to each of the Indemnified Persons their direct rights against it under Section 4.10 of this Agreement, which are intended for the benefit of, and shall be enforceable by, each Indemnified Person, his or her heirs and his or her legal representatives, and for such purpose, the Company confirms that it is acting as trustee on their behalf, and agrees to enforce such provisions on their behalf.

Section 8.7
Waiver

No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision (whether or not similar). No waiver will be binding unless executed in writing by the Party to be bound by the waiver. A Party’s failure or delay in exercising any right under this Agreement will not operate as a waiver of that right. A single or partial exercise of any right will not preclude a Party from any other or further exercise of that right or the exercise of any other right.
Section 8.8
Entire Agreement

This Agreement, together with the Confidentiality Agreement, constitutes the entire agreement between the Parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties. There are no representations, warranties, covenants, conditions or other agreements, express or implied, collateral, statutory or otherwise, between the Parties in connection with the subject matter of this Agreement, except as specifically set forth in this Agreement and the Confidentiality Agreement. The Parties have not relied and are not relying on any other information, discussion or understanding in entering into and completing the transactions contemplated by this Agreement.
Section 8.9
Successors and Assigns

(1)
This Agreement becomes effective only when executed by the Company, the Purchaser and the Guarantor. After that time, it will be binding upon and enure to the benefit of the Company, the Purchaser, the Guarantor and their respective successors and permitted assigns.

(2)
Neither this Agreement nor any of the rights or obligations under this Agreement are assignable or transferable by any Party without the prior written consent of the other Parties; provided that the Purchaser may assign all or part of its right under this Agreement to, and its obligations under this Agreement may be assumed by, any of its affiliates; provided that if such agreement and/or assumption takes place, the Purchaser shall continue to be liable jointly and severally with such affiliate, as the case may be, for all of its obligations hereunder.
Section 8.10
Severability

If any provision of this Agreement is determined to be illegal, invalid or unenforceable by an arbitrator or any court of competent jurisdiction, that provision will be severed from this Agreement and the remaining provisions shall remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.
Section 8.11
Governing Law; Attornment

(1)
This Agreement will be governed by and interpreted and enforced in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

(2)
Each Party irrevocably attorns and submits to the exclusive jurisdiction of the British Columbia courts situated in the City of Vancouver and waives objection to the venue of any proceeding in such court or that such court provides an inconvenient forum.

Section 8.12
Rules of Construction

The Parties to this Agreement waive the application of any Law or rule of construction providing that ambiguities in any agreement or other document shall be construed against the Party drafting such agreement or other document.
Section 8.13
No Liability

No director, officer or employee of the Purchaser or the Guarantor shall have any personal liability whatsoever to the Company under this Agreement or any other document delivered in connection with the transactions contemplated hereby on behalf of the Purchaser or the Guarantor. No director, officer or employee of the Company or any of its Subsidiaries shall have any personal liability whatsoever to the Purchaser or the Guarantor under this Agreement or any other document delivered in connection with the transactions contemplated hereby on behalf of the Company or any of its Subsidiaries.
Section 8.14
Language

The Parties expressly acknowledge that they have requested that this Agreement and all ancillary and related documents thereto be drafted in the English language only. Les parties aux présentes reconnaissent avoir exigé que la présente entente et tous les documents qui y sont accessoires soient rédigés en anglais seulement.

Section 8.15
Counterparts

This Agreement may be executed in any number of counterparts (including counterparts by facsimile or electronic transmission or any form of electronic communication) and all such counterparts taken together shall be deemed to constitute one and the same instrument. The Parties shall be entitled to rely upon delivery of an executed facsimile or executed electronic copy of this Agreement, and such facsimile or executed electronic copy shall be legally effective to create a valid and binding agreement between the Parties.
IN WITNESS WHEREOF the Parties have executed this Arrangement Agreement.
1323606 B.C. UNLIMITED LIABILITY COMPANY
By:
/s/ Timothy G. Thompson

Authorized Signing Officer
ANGLOGOLD ASHANTI HOLDINGS PLC
By:
/s/ Robert Hayes

Authorized Signing Officer
CORVUS GOLD INC.
By:
/s/ Jeffrey A. Pontius

Authorized Signing Officer

SCHEDULE A
PLAN OF ARRANGEMENT
(See Appendix “C”)

SCHEDULE B
ARRANGEMENT RESOLUTION
(See Appendix “F”)

SCHEDULE C
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except as specifically disclosed in the Company Disclosure Letter (which shall make reference to the applicable section, subsection, paragraph or subparagraph in respect of which such qualification is being made), the Company represents and warrants to and in favour of the Purchaser and the Guarantor as follows and acknowledges that the Purchaser and the Guarantor are relying upon such representations and warranties in entering into this Agreement:
(1)
Organization and Powers. The Company: (i) has been duly incorporated or formed and is validly existing under the laws of its jurisdiction of incorporation; (ii) has all requisite corporate power and authority to own, operate and lease its property and assets and to carry on its business; and (iii) is duly qualified, licensed or registered to do business in each jurisdiction in which the nature of its business or the property or assets owned, operated, licenced, leased or otherwise held by it make such qualification, licensing or registration necessary. No proceeding has been instituted or, to the Company’s knowledge, threatened in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification, licensing or registration. The Company is up to date on all its corporate filings in all material respects and is in good standing under applicable Laws. True and complete copies of the constating documents of the Company have been made available in the Data Room, and no action has been taken to amend or supersede such constating documents of the Company. The Company is not in violation of, in conflict with or in default under any provisions of its constating documents.

(2)
Authority Relative to this Agreement. The Company has the requisite corporate power, authority and capacity to enter into this Agreement and any other agreements and documents contemplated hereunder and (subject to obtaining the Interim Order, the Final Order and the Required Approval) to perform its obligations hereunder and thereunder and to complete the transactions contemplated hereunder and thereunder. The execution and delivery of this Agreement and any other agreements and documents contemplated hereunder and the performance by the Company of its obligations hereunder and thereunder have been duly authorized by all necessary corporate action on the part of the Company and the Board and no other corporate proceedings on the part of the Company or the Board are necessary to authorize the execution and delivery by it of this Agreement and any other agreements and documents contemplated hereunder or, subject to obtaining the Required Approval, the Interim Order and the Final Order, the completion by the Company of the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other Laws relating to or affecting the availability of equitable remedies and the enforcement of creditors’ rights generally and general principles of equity and public policy and to the qualification that equitable remedies such as specific performance and injunction may be granted only in the discretion of a court of competent jurisdiction.

(3)
Required Approvals. No Authorization, licence, permit, certificate, registration, consent or approval of, or filing with, or notification to, any Governmental Entity is required to be obtained or made by or with respect to the Company or any of its Subsidiaries for the execution and delivery of this Agreement or the performance by the Company of its obligations hereunder, the completion by the Company of the Arrangement and any other transaction contemplated by this Agreement or the ability of the Purchaser to conduct operations at the Project Property, other than:

(i)
compliance with the applicable requirements of the U.S. Exchange Act and the rules and regulations promulgated thereunder (including the filing of the Company Proxy Statement) and other applicable Securities Laws and rules and policies of the TSX and the NASDAQ;

(ii)
the Required Regulatory Approval;

(iii)
the Interim Order and any filings required in order to obtain, and approvals required under, the Interim Order; and

(iv)
the Final Order, and any filings required in order to obtain the Final Order.

(4)
No Violation. Subject to obtaining the Authorizations, consents and approvals and making the filings referred to in Section (3) above and Schedule C (4) of the Company Disclosure Letter, the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and the completion of the Arrangement and any other transactions contemplated hereunder do not and will not (nor will they with the giving of notice or the lapse of time or both):

(i)
result in a contravention, breach, violation or default under any Law applicable to it or any of its Project Property or assets;

(ii)
result in a contravention, conflict, violation, breach or default under its or any of its Subsidiaries’ constating documents;

(iii)
result in a contravention, breach or default under or termination of, or acceleration or permit the acceleration of the performance required by, or loss of any benefit under, require any approval or consent under, give rise to any rights of first refusal or rights of first offer under, or trigger any change of control provisions or any restriction or limitation under, any Material Contract or material Authorization to which it or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or to which its or any of its Subsidiaries’ Project Properties or any of its or any of its Subsidiaries’ material assets is subject or give to any Person any interest, benefit or right, including any right of purchase, termination, payment, modification, reimbursement, cancellation or acceleration, under any such contracts or Authorizations;

(iv)
result in the suspension or material alteration in the terms of any material Authorization held by it or any of its Subsidiaries or in the creation of any Lien upon any of its or any of its Subsidiaries’ Project Property or material assets; or

(v)
restrict, hinder, impair or limit the ability of the Company or any of its Subsidiaries to conduct its business as and where it is currently conducted.

(5)
Authorized and Issued Capital.

(i)
The authorized capital of the Company consists of an unlimited number of Common Shares. As of the close of business on the Business Day immediately prior to the date of this Agreement, there were 127,003,470 Common Shares validly issued and outstanding. All of the issued and outstanding Common Shares are fully paid and non-assessable and have been duly authorized and issued, in compliance with applicable Laws and not in violation of or subject to any pre-emptive or similar right that entitles any Person to acquire from the Company any Common Shares or other securities of any of the Subsidiaries. The rights, privileges, restrictions and conditions attached to the Common Shares are as set out in the Company Filings. No Common Shares have been issued in violation of any Law or any pre-emptive or similar rights applicable to them.

(ii)
As of the close of business on the Business Day immediately prior to the date of this Agreement, there were 12,005,000 Common Shares issuable upon the exercise of outstanding Options. Schedule C (5)(ii) of the Company Disclosure Letter contains a list of the Options, with details regarding the exercise price, whether such Options are vested or unvested and whether vesting or exercise may be accelerated as a result, either alone or together with another event or occurrence, of the Arrangement, the number of participants to whom such Options have been granted, expiration date, vesting schedules and performance criteria. The Stock Option Plan and the issuance of securities under such plan (including all outstanding Options) have been duly authorized by the Board in compliance with applicable Laws and the terms of the Stock Option Plan.

(iii)
Other than as set out in Schedule C (5)(iii) of the Company Disclosure Letter, as of the close of business on the Business Day immediately prior to the date of this Agreement, the Company has no shares reserved for or otherwise subject to issuance, except for 12,005,000 Common Shares reserved for issuance pursuant to the exercise of outstanding Options under the Stock Option Plan.

(iv)
Other than the 127,003,470 Common Shares described in Section 5(i) and the Options specified in Section 5(ii), there are no issued, outstanding or authorized:

(A)
shares, options, equity-based awards, warrants, conversion, pre-emptive, redemption, repurchase, stock appreciation or other rights, or any other agreements, arrangements, instruments or commitments of any kind to which the Company or any of its Subsidiaries are a party that obligate the Company or any of its Subsidiaries to, directly or indirectly, issue or sell any securities of the Company or of any of its Subsidiaries, or give any Person a right to subscribe for or acquire, any securities of the Company or of any of its Subsidiaries, including any security or obligation of any kind convertible into or exchangeable or exercisable for any securities of the Company or any of its Subsidiaries, other than as disclosed in Schedule C (5)(iv)(A) of the Company Disclosure Letter;

(B)
obligations of the Company or of any of its Subsidiaries to repurchase, redeem or otherwise acquire any securities of the Company or of any of its Subsidiaries, or qualify securities for public distribution in Canada, the U.S. or elsewhere, or, other than as contemplated by this Agreement, with respect to the voting or disposition of any securities of the Company or of any of its Subsidiaries; or

(C)
notes, bonds, debentures or other evidences of indebtedness or any other agreements, arrangements, instruments or commitments of any kind that give any Person, directly or indirectly, the right to vote (or that are convertible or exercisable for securities having the right to vote) with holders of Common Shares on any matter except as required by Law.

(v)
The Company has never declared or authorized any dividends or distributions on any securities of the Company.

(vi)
From the close of business on the Business Day immediately prior to the date of this Agreement to the date of this Agreement, the Company has not issued any Common Shares except upon the exercise of Options outstanding as of the close of business on the Business Day immediately prior to the date of this Agreement.

(6)
Subsidiaries.

(i)
Schedule C (6)(i) of the Company Disclosure Letter sets forth a complete and accurate list as of the date of this Agreement of all Persons in which the Company owns or controls, directly or indirectly, any equity or proprietary interest indicating: (i) its name; (ii) the number, type and principal amount, as applicable, of its outstanding equity securities or other equity interests and a list of registered holders of capital stock or other equity interests; and (iii) its jurisdiction of incorporation, organization or formation.

(ii)
Each Subsidiary is a corporation, partnership, trust, limited partnership, limited liability company or other entity, as the case may be, duly incorporated, organized or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as the case may be, and has all requisite corporate, trust, partnership or limited liability company power and authority, as the case may be, to own, lease and operate its assets and properties and conduct its business as now being conducted. Except as would not, individually or in the aggregate, have a Material Adverse Effect, each Subsidiary is duly qualified, licensed or registered to carry on business and is in good standing in each jurisdiction in which the character of its assets and properties owned, operated, licenced, leased or otherwise held, or the nature of its activities makes such qualification, licensing or registration necessary, and has all Authorizations required to own, lease and operate its properties and assets and to conduct its business as now owned and conducted. No proceeding has been instituted or, to the Company’s knowledge, threatened in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification, licensing or registration. True and complete copies of the constating documents of each Subsidiary of the Company have been made available in the Data Room, and no action has been taken to amend or supersede such constating documents. None of the Subsidiaries of the Company are in violation of, in conflict with or in default under any provisions of its constating documents.

(iii)
The Company is, directly or indirectly, the registered and beneficial owner of all of the outstanding common shares or other equity interests of each of its Subsidiaries, free and clear of any Liens, and all such shares or other equity interests so owned by the Company have been duly authorized and validly issued, as fully paid and non-assessable, as the case may be, and no such shares or other equity interests have been issued in violation of any Law or any pre-emptive or similar rights. Except for the shares or other equity interests owned by the Company in any of its Subsidiaries, the Company does not own, beneficially or of record, any equity interests of any kind in any other Person.

(7)
Acquisition and Repurchase Rights. No Person (other than the Company and any of its Subsidiaries) has any option, warrant, right (pre-emptive, contractual or otherwise) or other security or conversion privilege issued or granted by the Company or any of its Subsidiaries of any kind that is exercisable or convertible into, or exchangeable for, or otherwise carries the right of the holder (pre-emptive, contractual or otherwise) to purchase or otherwise acquire (whether or not subject to conditions) Common Shares, joint venture interests or other securities of the Company or any of its Subsidiaries, including pursuant to one or more multiple exercises, conversions and/or exchanges. No Person has any right to require the Company or any of its Subsidiaries to purchase, redeem or otherwise acquire any of its issued and outstanding common shares, joint venture interests or other securities of the Company or any of its Subsidiaries. No shareholder, unitholder or joint venture interest holder or other Person has any pre-emptive right or right of first refusal in respect of the allotment and issuance of any unissued common shares, other securities or joint venture interests of the Company or any of its Subsidiaries.

(8)
Shareholders’ and Similar Agreements. Neither the Company nor any of its Subsidiaries is subject to, or affected by, any unanimous shareholders agreement involving a Person other than the Company or any of its Subsidiaries and is not a party to any shareholder, pooling, voting or other similar arrangement or agreement relating to the ownership or voting of any of the securities of the Company or of any of its Subsidiaries other than as between the Company and any of its Subsidiaries or pursuant to which any Person other than the Company or any of its Subsidiaries may have any right or claim in connection with any existing or past equity interest in the Company or in any of its Subsidiaries. The Company has not adopted a shareholder rights plan or any other similar plan or agreement.

(9)
Listing of Common Shares. The Common Shares are listed and posted for trading on the TSX and the NASDAQ, and are not listed on any market other than the TSX and the NASDAQ, and no order ceasing or suspending trading in, or requiring delisting of, any securities of the Company or prohibiting the sale or issuance of the Common Shares or the trading of any of the Company’s issued securities has been issued, and no (formal or informal) proceedings for such purpose are pending or, to the knowledge of the Company, have been threatened. The Company has not taken any action which would reasonably be expected to result in the delisting or suspension of the Common Shares on or from the TSX or the NASDAQ, and the Company is currently in compliance in all material respects with the applicable listing, corporate governance and other rules and regulations of the TSX and the NASDAQ.

(10)
Securities Law Matters.

(i)
The Company is a “reporting issuer” (or the equivalent) in the Provinces of British Columbia, Alberta and Ontario and is not included on a list of defaulting reporting issuers maintained by any Securities Authority and the Company is not in default in any material respect of applicable Securities Laws.

(ii)
The Common Shares are registered pursuant to Section 12(b) of the U.S. Exchange Act, and the Company is in material compliance with its reporting obligations under Section 13(a) of the U.S. Exchange Act. Other than the Common Shares, the Company does not have, nor is it required to have, any class of equity securities registered under the U.S. Exchange Act. The Company is not, has not been since June 1, 2018 and on the Effective Date will not be, a “shell company” (as defined in Rule 405 under the U.S. Securities Act). The Company has not taken any action to cease to be a reporting issuer in any jurisdiction in which it is a reporting issuer, and has not received any notification from a Securities Authority seeking to revoke the Company’s reporting issuer status.

(iii)
Except as disclosed in Schedule C (10)(iii) of the Company Disclosure Letter, since June 1, 2021, the Company has timely filed true and correct copies of all forms, reports, schedules, statements, certifications and other documents that the Company is required to file and has paid all applicable fees when due under applicable Securities Laws. As of their respective filing dates, each of the Company Filings complied with the requirements of applicable Securities Laws in all material respects and none of the Company Filings contained any Misrepresentation. There is no material change as of the date hereof relating to the Company or any of its Subsidiaries which has occurred and with respect to which the requisite material change report has not been filed with the Securities Authority and made publicly available on SEDAR or EDGAR, as applicable. The Company has not filed any confidential material change report or other confidential report with any Securities Authority or other Governmental Entity which at the date hereof remains confidential.

(iv)
No delisting, suspension of trading, cease trading or similar order or restriction with respect to any securities of the Company is pending, in effect, or, to the knowledge of the Company, threatened, and, to the knowledge of the Company, the Company is not subject to any formal or informal review, enquiry, investigation or other proceeding relating to any such order or restriction.

(v)
There are no outstanding or unresolved comments in comment letters from any Securities Authority with respect to any of the Company Filings and the Company is not subject to an ongoing audit, review, comment or investigation by any Securities Authority. None of the Company’s Subsidiaries are subject to continuous disclosure or other disclosure requirements under any Securities Laws. The Company is not, and is not required to be, registered as an “investment company” pursuant to the United States Investment Company Act of 1940.

(11)
Financial Statements.

(i)
The Annual Financial Statements (including any of the notes or schedules thereto, the auditor’s report thereon and related management’s discussion and analysis) included in the Company Filings: (i) were prepared in accordance with U.S. GAAP; and (ii) present fairly, in all material respects, the financial position of the Company and its Subsidiaries on a consolidated basis as at the respective dates thereof and the revenues, results of operations, changes in shareholders’ equity and cash flow of the Company and its Subsidiaries on a consolidated basis for the periods covered thereby (except as may be indicated in the notes to such financial statements). The Company does not intend to correct or restate, nor, to the knowledge of the Company is there any basis for any correction or restatement of, any aspect of any of the Annual Financial Statements. There are no, nor are there any commitments to become a party to, any off-balance sheet transaction, arrangement, obligation (including contingent obligations) or other relationship of the Company or the Company Subsidiary with unconsolidated entities or other Persons.

(ii)
The financial books, records and accounts of the Company and each of its Subsidiaries (A) have been maintained, in all material respects, in accordance with U.S. GAAP or the accounting principles generally accepted in the country of domicile of each such entity on a basis consistent with prior years; (B) are stated in reasonable detail; (C) accurately and fairly reflect all the material transactions, acquisitions and dispositions of the Company and each of its Subsidiaries; and (D) accurately and fairly reflect the basis of the Company’s consolidated financial statements.

(12)
Auditors. Crowe MacKay LLP has been the auditor of the Company since April 13, 2010 and is “independent” as required under Securities Laws. There has never been a “reportable event” (within the meaning of Rule 304(a)(1)(v) of Regulation S-K under the U.S. Exchange Act) with the present or any former auditor of the Company.

(13)
No Material Undisclosed Liabilities. There are no material liabilities or obligations of the Company or of any of its Subsidiaries of any nature, whether accrued, contingent, absolute, determined, determinable or otherwise, other than liabilities or obligations: (i) disclosed in the Company Filings (excluding any disclosures set forth in any “risk factor” section or market risk section and in any section relating to forward looking statements); (ii) incurred in the Ordinary Course since June 1, 2021; (iii) liabilities and obligations that are specifically presented on the consolidated balance sheet of the Company as of May 31, 2021 or disclosed in the notes thereto; or (iv) incurred in connection with this Agreement (including any transaction expenses).

(14)
Absence of Certain Changes. Except as disclosed in the Company Filings, since June 1, 2021:

(i)
the Company and its Subsidiaries have conducted their respective businesses only in the Ordinary Course;

(ii)
there has not been any event, occurrence, development or state of circumstances or facts that has had or would be reasonably expected to have a Material Adverse Effect; and

(iii)
the Company and its Subsidiaries have not taken or failed to take any action which, if taken after the date of this Agreement, would constitute a breach of Section 4.1.

(15)
Disclosure Controls and Internal Control over Financial Reporting.

(i)
The Company has established and maintains a system of disclosure controls and procedures, including “disclosure controls and procedures” (as such term is defined in Rules 13a-15(e) and 15d-15(e) of the U.S. Exchange Act) that are designed to provide reasonable assurance that information required to be disclosed by the Company in its annual filings, interim filings or other reports filed or submitted by it under Securities Laws is recorded, processed, summarized and reported within the time periods specified in Securities Laws and is accumulated and communicated to the Company’s management, including its chief executive officer and chief financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(ii)
The Company has established and maintains a system of internal control over financial reporting, including “internal controls over financial reporting” (as such term is defined in Rules 13a-15(f) and 15d-15(f) of the U.S. Exchange Act) that is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP.

(iii)
To the knowledge of the Company, (a) there are no significant deficiencies or material weakness (as such terms are defined in the Public Company Accounting Oversight Board Auditing Standard 2) relating to the design, implementation, operation or maintenance of its internal control over financial reporting and (b) there is no fraud, whether or not material, that involves management or other employees who have a significant role in the internal control over financial reporting of the Company. None of the Company or any of its Subsidiaries or any of the respective directors, officers, employees, auditors, accountants or Representatives of any of the foregoing, has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion, or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion, or claim that the Company or any of its Subsidiaries has engaged in questionable accounting or auditing practices, which has not been resolved to the satisfaction of the audit committee of the Board.

(iv)
Since June 1, 2021, neither the Company nor any of its Subsidiaries have been a party to, or had any commitment to become a party to, any joint venture, off balance sheet partnership or similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Company, on the one hand, and any unconsolidated affiliate, including any structured finance, special purposes or limited purpose entity or person, on the other hand, or any “off balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the U.S. Exchange Act)), where the result or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the Company Filings.

(v)
Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer and each former principal financial officer of the Company, as applicable) has made all certifications required by Rule 13a, 14 or 15d-14 under the U.S. Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act with respect to the Company Filings, and the statements contained in such certifications are true and accurate in all material respects. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act. Neither the Company nor any of

its Subsidiaries has outstanding (nor has arranged or modified since the enactment of the Sarbanes-Oxley Act) any “extensions of credit” (within the meaning of Section 402 of the Sarbanes-Oxley Act) to directors or executive officers (as defined in Rule 3b-7 under the U.S. Exchange Act) of the Company.
(16)
No Material Adverse Effect. From June 1, 2021 until the date of this Agreement, other than the transactions contemplated by this Agreement and as disclosed in the Company Filings, the business of the Company and of each of its Subsidiaries has been conducted in the Ordinary Course and there has not occurred a Material Adverse Effect.

(17)
Compliance with Laws.

(i)
The business of the Company and each of its Subsidiaries has been and is currently being conducted in compliance in all material respects with all applicable Laws, and all exploration and development operations have been conducted in accordance with Good Industry Practice. None of the Company nor any of its Subsidiaries have received any notice of any alleged violation of any such Laws or disqualification by a Governmental Entity.

(ii)
Neither the Company nor any of its Subsidiaries, and none of their respective directors or officers or, to the knowledge of the Company, supervisors, managers, employees, consultants, independent contractors, representatives or agents, has: (A) violated any applicable anti-corruption or anti-bribery Laws, including, but not limited to, the Corruption of Foreign Public Officials Act (Canada) and the United States Foreign Corrupt Practices Act (collectively, “Anti-Corruption Laws”) and no action, suit or proceeding by or before any court or other Governmental Entity or any arbitrator non-Governmental Entity involving the Company or any of its Subsidiaries with respect to the Anti-Corruption Laws is pending or, to the knowledge of the Company, threatened; (B) made, offered, authorized or promised to make, offer or authorize, any direct or indirect contribution, payment or gift of funds, property or anything else of value to any candidate for public office, political party, political campaign or official, employee or agent of any Governmental Entity, authority or instrumentality in Canada, the United States or any other jurisdiction other than in accordance with applicable Laws; (C) used any corporate funds, or made any direct or indirect unlawful payment from corporate funds, to any foreign or domestic government official or employee or for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (D) established or maintained any unlawful fund of corporate monies or other properties; (E) created or caused the creation of any false or inaccurate books and records of the Company or any of its Subsidiaries; or (F) violated or is in violation of any provision of the Criminal Code (Canada) relating to foreign corrupt practices, including making any contribution to any candidate for public office, in each case, where either the payment or gift or the purpose of such contribution payment or gift was or is prohibited under the Anti-Corruption Laws or any other applicable Laws of any locality. The Company and its Subsidiaries have maintained policies, procedures and systems of internal controls applicable to them and their respective directors, officers, supervisors, managers, employees, consultants, independent contractors, representatives and agents in place as are appropriate to reasonably prevent and detect violations of Anti-Corruption Laws.

(iii)
Neither the Company nor any of its Subsidiaries, and none of their respective directors or officers or, to the knowledge of the Company, supervisors, managers, employees, consultants, independent contractors, representatives or agents, has: (A) violated any applicable customs, import, export control, economic or trade sanctions or anti-boycott Laws or any related or similar rules, regulations or guidelines (collectively, “Sanctions Laws”) and no action, suit or proceeding by or before any court or other Governmental Entity or any arbitrator non-Governmental Entity involving the Company or any of its Subsidiaries with respect to the Sanctions Laws is pending or, to the knowledge of the Company, threatened or (B) conducted any business with or engaged in any transaction or arrangement with or involving, directly or indirectly, any Restricted Parties (as defined below) or countries subject to comprehensive economic or trade sanctions imposed by Canada or the United States, in violation of applicable Law, or has otherwise been in violation of any Sanctions Laws. Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any director, officer, supervisor, manager, employee, consultant, independent contractor, representative or agent of the Company or any of its Subsidiaries: is, or, to the extent the concept of ownership or control is applicable to such Person, is owned or controlled by, a person or entity subject to the sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or included on the List of Specially Designated Nationals and Blocked Persons or Foreign Sanctions Evaders, Denied Persons List, Entity List, Debarred Parties List, Excluded Parties List and Terrorism Exclusion List, or any other lists of known or suspected terrorists, terrorist organizations or other prohibited persons made publicly available or provided to the Company or any of its Subsidiaries by any Governmental Entity (such entities, persons or organizations collectively, the “Restricted Parties”). The Company and its Subsidiaries have maintained policies, procedures and systems of internal controls applicable to them and their respective directors, officers, supervisors, managers, employees, consultants, representatives and agents in place as are appropriate to reasonably prevent and detect violations of Sanctions Laws.
(iv)
The operations of the Company and each of its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or other Governmental Entity or any arbitrator non-Governmental Entity involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened. The Company and its Subsidiaries have maintained policies, procedures and systems of internal controls applicable to them and their respective directors, officers, supervisors, managers, employees, consultants, representatives and agents in place as are appropriate to reasonably prevent and detect violations of Money Laundering Laws.

(v)
All Contracts and arrangements between the Company or any of its Subsidiaries and any other Person are in compliance with the Anti-Corruption Laws, Sanctions Laws and Money Laundering Laws.

(18)
Authorizations. The Company and each of its Subsidiaries has identified, obtained, acquired or entered into in its name, and is in compliance in all material respects with all Authorizations (including any interest in, or right to earn an interest in, any Mineral Property) required by applicable Laws to conduct its current businesses as it is now being conducted (as described in the Company Filings). All such Authorizations are valid and subsisting, in full force and effect and enforceable in accordance with the terms thereof in all material respects. All Authorizations are in good standing and there has been no material default under any such Authorization, and all fees and other amounts required to be paid with respect to such Authorizations to the date hereof have been paid. There are no actions, proceedings or investigations, pending, or to the knowledge of the Company, threatened, against the Company or any of its Subsidiaries that could reasonably be expected to result in the suspension, loss or revocation of any such Authorizations. The Company is not aware of any facts or circumstances that could result in any Authorization not being renewed in the Ordinary Course. None of the Company, any of its Subsidiaries or any of their respective officers, employees, consultants, independent contractors or directors have received any notice, whether written or oral, of revocation or non-renewal or material amendments of any such Authorizations, or of any intention of any Person to revoke or refuse to renew or to materially amend any of such Authorizations. To the knowledge of the Company, no Person other than the Company or a wholly owned Subsidiary of the Company owns or has any proprietary, financial or other interest (direct or indirect) in any Authorizations of the Company or its wholly owned Subsidiaries. The Arrangement, this Agreement and the transactions contemplated thereby and hereby will not require any consents to be obtained from or notices to be provided to any Governmental Entity or other Person pursuant to any of the Authorizations pursuant to which the Company or any of its Subsidiaries holds an interest.

(19)
Litigation. There is no court, administrative, regulatory or similar proceeding (whether civil, quasi-criminal or criminal), arbitration or other dispute settlement procedure, investigation or inquiry before or by any Governmental Entity, or any claim, action, grievance, suit, demand, arbitration, charge, indictment, hearing, demand letter or other similar civil, quasi-criminal or criminal, administrative or investigative matter or proceeding, including by any third party whatsoever, against or involving the Company or any of its Subsidiaries (whether in progress or, to the knowledge of the Company, threatened), and, to the knowledge of the Company, no event has occurred which might reasonably be expected to give rise to any such proceeding. There is no judgment, writ, decree, injunction, rule, award or order of any Governmental Entity outstanding against the Company or any of its Subsidiaries.
(20)
Solvency. No act or proceeding has been taken by or against the Company or any of its Subsidiaries in connection with the dissolution, liquidation, winding-up, bankruptcy or reorganization of the Company or any of its Subsidiaries or for the appointment of a trustee, receiver, manager or other administrator of the Company or any of its Subsidiaries or any of their respective properties or assets, nor, to the knowledge of the Company, is any such act or proceeding threatened. Neither the Company nor any of its Subsidiaries has sought protection under the Bankruptcy Reform Act of 1978, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the U.S. Bankruptcy Code (United States) or similar legislation and the creditors of the Company and any of its Subsidiaries have not commenced any proceedings under these Laws. Neither the Company nor any of its Subsidiaries or their respective properties or assets are subject to any outstanding judgment, order, writ, injunction or decree that involves or may involve, or restricts or may restrict, the right or ability of the Company or any of its Subsidiaries to conduct its business in all material respects as it has been carried on prior to the date hereof, or that has had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or could reasonably be expected to prevent or significantly impede or materially delay the completion of the Arrangement.

(21)
Operational Matters.

(i)
The Royalties set out in Schedule C (21)(i) of the Company Disclosure Letter are all the rentals, royalties, overriding royalty interests, production payments, net profits, interest burdens, payments and obligations payable by the Company and its Subsidiaries in relation to any Mineral Property, and there are no royalties in effect or contingent that will come into effect or increase in the future.

(ii)
All rentals, royalties, overriding royalty interests, production payments, net profits, interest burdens, payments and obligations due and payable, or performable, as the case may be, on or prior to the date hereof under, with respect to, or on account of, any direct or indirect assets of the Company or any of its Subsidiaries, have been: (A) duly paid; (B) duly performed; or (C) provided for prior to the date hereof.

(iii)
All costs, expenses, and liabilities payable on or prior to the date hereof under the terms of any Contracts and agreements to which the Company or any of its Subsidiaries is directly or indirectly bound have been properly and timely paid, except for such expenses that are being currently paid prior to delinquency in the Ordinary Course.

(22)
Technical Reports. The most recent estimated, measured, indicated and inferred mineral resources and proven and probable mineral reserves and technical reports disclosed in the Company Filings has been prepared and disclosed in accordance with accepted mining industry practices, Laws and applicable Securities Laws. The Company is in compliance, in all material respects, with the requirements of National Instrument 43-101 — Standards of Disclosure for Mineral Projects (as in effect on the date of publication of the relevant report or information). All of the material assumptions underlying the mineral resource and mineral reserve estimates in the Technical Reports are reasonable and appropriate and the Company has no knowledge that the mineral resources or mineral reserves (or any other material aspect of any Technical Report) as disclosed in the Company Filings are inaccurate in any material respect. The Company made available to the authors of the Technical Reports, prior to the issuance thereof, for the purpose of preparing such reports, all information requested by them, and none of such information contained any misrepresentation at the time such information was so provided. At the date hereof, there are no outstanding or unresolved comments of any Securities Authority, the TSX or the NASDAQ in respect of the technical disclosure made in the Company Filings.

To the knowledge of the Company, there has been no material change in the facts and assumptions underlying any estimates in any Technical Report that would reasonably be expected to result in a (i) material reduction in the aggregate amount of estimated mineral resources and mineral reserves for the

Project Property or (ii) material adverse change in any production, cost, price or other relevant information provided in any Technical Report, in each case of (i) and (ii) from the amounts last disclosed publicly by the Company in the Company Filings.
(23)
Taxes.

(i)
The Company and each of its Subsidiaries has timely filed all income tax and other material returns required to be filed by each entity, respectively, with any Governmental Entity and each such return was complete and correct in all material respects at the time of filing. The Company and each of its Subsidiaries have paid or caused to be paid to the appropriate Governmental Entity on a timely basis all Taxes which are due and payable, all assessments and reassessments and all other Taxes as are due and payable by the Company and each of its Subsidiaries, other than those which are being or have been contested in good faith pursuant to applicable Laws, and in respect of which, adequate reserves or accruals in accordance with U.S. GAAP have been provided in the Annual Financial Statements.

(ii)
To the knowledge of the Company, no audit, action, investigation, deficiencies, litigation, proposed adjustments have been asserted or, to the knowledge of the Company, threatened with respect to Taxes of the Company and each of its Subsidiaries, and neither the Company nor any of its Subsidiaries is a party to any action or proceeding for assessment or collection of Taxes and no such event has been asserted or, to the knowledge of the Company, threatened. To the knowledge of the Company, no Tax Return of the Company or any of its Subsidiaries is under investigation, review, audit or examination by any taxing authority with respect to any Taxes, and no written notice of any investigation, review, audit or examination by any taxing authority has been received by the Company or any of its Subsidiaries with respect to any Taxes.

(iii)
No Lien for Taxes has been filed or exists with respect to any assets or properties of the Company or any of its Subsidiaries other than for Taxes not yet due and payable or Liens for Taxes that are being contested in good faith by appropriate proceedings.

(iv)
There are no currently effective elections, agreements or waivers extending the statutory period or providing for an extension of time with respect to the assessment or reassessment of any Taxes, the filing of any Tax Return (other than customary extensions of time to file) or any payment of Taxes by the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has made, prepared and/or filed any elections, designations or similar filings relating to Taxes or entered into any agreement or other arrangement in respect of Taxes or Tax Returns that could, in and of itself, require a material amount to be included in the income of the Company or its Subsidiaries for any period ending after the Effective Date.

(v)
No private letter rulings, technical advice memoranda or similar agreement or rulings have been requested, entered into or issued by any taxing authority with respect to the Company or any of the Subsidiaries.

(vi)
To the knowledge of the Company, no audit, action, investigation, deficiencies, litigation, proposed adjustments have been asserted or, to the knowledge of the Company, threatened in writing with respect to Taxes of the Company or any of its Subsidiaries, and the Company and its Subsidiaries are not party to any action or proceeding for assessment or collection of Taxes and no such event has been asserted or, to the knowledge of the Company, threatened in writing. To the knowledge of the Company, no Tax Return of the Company or any of its Subsidiaries is under investigation, review, audit or examination by any taxing authority with respect to any Taxes, and no written notice of any investigation, review, audit or examination by any taxing authority has been received by the Company or any of its Subsidiaries with respect to any Taxes.

(vii)
No Lien for Taxes has been filed or exists with respect to any assets or properties of the Company or its Subsidiaries other than for Taxes not yet due and payable or Liens for Taxes that are being contested in good faith by appropriate proceedings.

(viii)
All Taxes that the Company and its Subsidiaries have been required to withhold have been duly withheld (including, without limitation, withholding of Taxes pursuant to Sections 1441 and 1442 of the Code) and have been duly and timely paid to the proper Governmental Entity. The Company and its Subsidiaries, to the extent applicable, have remitted all Canada Pension Plan contributions, provincial pension plan contributions, employment insurance premiums, employer health taxes, payroll taxes and other Taxes payable by it in respect of its employees, agents and consultants, as applicable, and has remitted such amounts to the appropriate Governmental Entity within the time required under applicable Laws. The Company and its Subsidiaries have, to the extent required under applicable Laws, duly charged, collected and remitted on a timely basis all Taxes on any sale, supply or delivery whatsoever, made by it.
(ix)
There are no rulings or closing agreements relating to the Company or any of its Subsidiaries which may affect their liability for Taxes for any taxable period commencing after the Effective Date.

(x)
No written claim has ever been made by any taxing authority in a jurisdiction where the Company and its Subsidiaries do not file Tax Returns that the Company or any of its Subsidiaries is or may be subject to Tax in that jurisdiction.

(xi)
Except as set out in Schedule C (23)(xi) of the Company Disclosure Letter, for all transactions between the Company and its Subsidiaries and any Person who is not resident in Canada for purposes of the Tax Act with whom the Company or any Subsidiary was not dealing at arm’s length for purposes of the Tax Act, the Company or the applicable Subsidiary has made or obtained records or documents that meet the requirements of paragraphs 247(4)(a) to (c) of the Tax Act (or comparable provisions of any other applicable legislation).

(xii)
No circumstances exist or may reasonably be expected to arise as a result of matters existing before the Effective Date that may result in the Company or any Subsidiary being subject to Section 160 of the Tax Act (or comparable provisions of any other applicable legislation).

(xiii)
None of Sections 78 or 80 to 80.04 of the Tax Act (or comparable provisions of any other applicable legislation) have applied to the Company or any of its Subsidiaries, and there are no circumstances existing which could reasonably be expected to result in the application of Sections 78 or 80 to 80.04 of the Tax Act (or comparable provisions of any other applicable legislation) to the Company or any of its Subsidiaries.

(xiv)
There are no circumstances which exist and would result in, or which have existed and resulted in, Section 17 of the Tax Act applying to the Company or any of its Subsidiaries.

(xv)
The Common Shares have not, in the last 60 months, derived more than 50% of their fair market value from (i) real or immovable property situated in Canada, (ii) Canadian resource properties, (iii) timber resource properties, or (iv) options in respect of, or interests in, or for civil law rights in, property described in any of (i)  – (iii), whether or not the property exists.

(xvi)
The Company is a “Taxable Canadian Corporation”, as that term is defined in subsection 89(1) of the Tax Act.

(xvii)
Neither the Company nor any of its Subsidiaries: (i) has been a member of a group filing Tax Returns on a consolidated, combined, unitary, or similar basis, other than a group of which the Company or any of its Subsidiaries is or was the common parent; (ii) has any material liability for Taxes of any Person (other than the Company or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any comparable provision), as a transferee or successor, by Contract, or otherwise; or (iii) is a party to, bound by or has any material liability under any Tax sharing, allocation, or indemnification agreement or arrangement (other than customary Tax indemnifications contained in credit or other commercial agreements the primary purpose of which agreements does not relate to Taxes).

(xviii)
Within the last two years, neither the Company nor any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” in connection with a distribution described in Section 355 of the Code.

(xix)
Neither the Company nor any of its Subsidiaries has been a party to, or a material advisor with respect to, a “reportable transaction” within the meaning of Section 6707A(c)(1) of the Code and Treasury Regulations Section 1.6011-4(b).

(xx)
Neither the Company nor any of its Subsidiaries has made an election pursuant to section 261 of the Tax Act to report its “Canadian tax results” in a currency of a country other than Canada.

(24)
Material Contracts.

(i)
All Material Contracts to which the Company or any of its Subsidiaries is a party are in full force and effect, and the Company and its Subsidiaries are entitled to all rights and benefits thereunder in accordance with the terms thereof. The Company has made available to the Purchaser for inspection in the Data Room true and complete copies of all Material Contracts to which the Company or any of its Subsidiaries is a party. All of the Material Contracts are legal, valid and binding obligations of the Company or its Subsidiaries and, to the knowledge of the Company, the other parties thereto enforceable in all material respects in accordance with their respective terms, except as may be limited by bankruptcy, insolvency and other Laws affecting the enforcement of creditors’ rights generally and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction.

(ii)
The Company and its Subsidiaries, as applicable, have performed in all material respects all of their respective obligations required to be performed by them under the Material Contracts. None of the Company or any of its Subsidiaries, or, to the knowledge of the Company, any of the other parties thereto, is in material breach or violation of or in default under (in each case, with or without notice or lapse of time or both) any Material Contract, and neither the Company nor any of its Subsidiaries has received or given any notice of default under any Material Contract which remains uncured, and, to the knowledge of the Company, there exists no state of facts which after notice or lapse of time or both would constitute a default under or material breach of any Material Contract or the inability of a party to any Material Contract to perform its obligations thereunder. Neither the Company nor any of its Subsidiaries has received any written or, to the knowledge of the Company or any of its Subsidiaries, other notice that any party to a Material Contract intends to cancel, terminate or otherwise modify or not renew its relationship with the Company or any of its Subsidiaries, and, to the knowledge of the Company, no such action has been threatened.

(iii)
Set out in Schedule C (24)(iii) of the Company Disclosure Letter is a list of each Material Contract of the Company or any of its Subsidiaries.

(25)
Project Real Property.

(i)
Schedule C (25)(i) of the Company Disclosure Letter sets out a complete and accurate list of the Owned Real Property and the Leased Real Property, together with a description of each underlying Lease. Except as set out in Schedule C (25)(i) of the Company Disclosure Letter, the Company and its Subsidiaries have good and marketable title to, or valid leasehold, subleasehold or licensee interest in all Project Real Property, in each case, free and clear of all Liens.

(ii)
All Leases are in full force and effect, and the Company and its Subsidiaries are entitled to all rights and benefits thereunder in accordance with the terms thereof. The Company has made available to the Purchaser for inspection true and complete copies of all Leases. All of the Leases are valid and binding obligations of the Company or its Subsidiaries and the other parties thereto enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency and other Laws affecting the enforcement of creditors’ rights generally and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction. None of the Company or any of its Subsidiaries, or, to the knowledge of the Company, any of the other parties thereto, is in material breach or violation of or in default under (in each case, with or without notice or lapse of time or both) any Lease and neither the Company nor any of its Subsidiaries has received or given any notice of default under any Lease which remains uncured, and, to the knowledge of the Company, there exists no state of facts which after notice or lapse of time or both would constitute a material default under or material breach of any Lease or the inability of a party to any Lease to perform its obligations thereunder.

(iii)
The Company and its Subsidiaries have not leased, subleased or licensed any Project Real Property (or any portion of any Project Real Property) to any Person or pledged, mortgaged, deeded in trust, collaterally assigned or similarly encumbered any interest in any Project Real Property, which lease, sublease, license, pledge, mortgage, deed of trust, assignment or encumbrance is presently in effect. Except for the Owned Real Property and Leased Real Property, neither the Company nor its Subsidiaries holds, occupies, are legal obligated for, have an interest in, or otherwise uses any real property.

(iv)
Other than as set out in Schedule C (25)(iv) of the Company Disclosure Letter, the Company and its Subsidiaries have sufficient rights of access to all Project Real Property, and there are no material pending or, to the knowledge of the Company, threatened proceedings by any Governmental Entity or any other Person to cancel, terminate or modify such rights of access. The Company and its Subsidiaries have not received any written notice of any material violation of, or material non-compliance with, any applicable Law as it relates to any Project Real Property.

(26)
Title to Personal Property. The Company and its Subsidiaries have good and valid title to, or a valid leasehold interest in, all other material property that is not Project Real Property, free and clear of all Liens.

(27)
Project Property. Without limiting the generality of Sections (25) and (26) above:

(i)
the Company and its Subsidiaries own or otherwise have valid rights to lease or use all of the Project Property, and no Person other than any of the Company or its Subsidiaries has any rights to participate in the Project Property, except for Permitted Liens;

(ii)
all prospecting licenses, mining claims, mining leases and mining concessions in respect of the Project Property in which the Company or any of its Subsidiaries have an interest or right have been validly obtained and, registered in accordance with all Laws and are valid and subsisting;

(iii)
the Company and its Subsidiaries have all necessary surface rights, access rights and other rights and interests relating to the Project Property, as may be necessary or desirable to grant the Company and its Subsidiaries the right and ability to explore for minerals, ore and metals for development purposes, with only such exceptions as do not materially interfere with the use made by the Company and its Subsidiaries of the rights or interests so held, and each of the property interests or rights and each of the documents, agreements, instruments and obligations relating thereto and referred to above is currently in good standing in the name of the Company or its Subsidiaries, free and clear of all material Liens;

(iv)
the Project Real Property constitutes all real property, Water Rights, mineral, surface interests and ancillary rights necessary for the activities of the Company and its Subsidiaries with respect to the North Bullfrog Project and the Mother Lode Project, as currently operated and as contemplated to be developed and operated, substantially in accordance with the Technical Reports;

(v)
except as disclosed in Schedule C (27)(v) of the Company Disclosure Letter, the Company and its Subsidiaries have Good Mining Title with respect to all Project Real Property, subject to Permitted Liens, and there are no material pending, or, to the knowledge of the Company, threatened proceedings by any Governmental Entity or any other Person to cancel, terminate or modify such Good Mining Title. The Company has made all filings, recordings, and other paid assessments and fees sufficient to maintain Good Mining Title with respect to all Project Real Property;

(vi)
there are no Abandoned Mine Workings on the Project Real Property, except as disclosed in Schedule C (27)(vi) of the Company Disclosure Letter;

(vii)
there are no adverse claims, actions, suits or proceedings that have been commenced or are pending or, to the knowledge of the Company, that are threatened, affecting or which could affect the Company’s or any of its Subsidiaries’ right, title or interest in any Project Property or the ability of the Company and its Subsidiaries to explore or develop any Project Property, including the title to or ownership by the Company or any of its Subsidiaries of the foregoing;

(viii)
all Water Rights are in good standing, unencumbered, are not subject to any third-party claim or challenge to the validity of the right held by the Company or its Subsidiaries, and not subject to any regulatory enforcement action including, without limitation, cancellation or forfeiture proceedings, that might affect the ability of the Company or its Subsidiaries to use the water for the intended purpose;

(ix)
none of the directors or officers of the Company or any of its Subsidiaries directly or indirectly owns in his or her personal capacity any right, title or interest in, nor has taken any action to obtain, directly or indirectly, any right, title and interest in the Project Property or in any permit, concession, mining claim, lease, licence or other right to explore for, exploit, develop, mine or produce minerals, ore or metals from or in any manner in relation to the Project Property and any other properties located within 20 kilometres of any Project Property;

(x)
the Company has provided the Purchaser with access to all exploration information and data within its possession or control including, without limitation, all geological, geophysical and geochemical information and data (including all drill, sample and assay results and all maps) and all technical reports, feasibility studies and other similar reports and studies concerning the Project Property, and the Company and/or its Subsidiaries have the sole right, title and ownership of all such information, data, reports and studies;

(xi)
other than the Royalties or Permitted Liens, Taxes and annual mining claim maintenance fee obligations, none of the Project Real Property or any minerals produced therefrom are subject to an option, right of first refusal or right, title, interest, reservation, claim, rent, royalty, or payment in the nature of rent or royalty, or right capable of becoming an agreement, option, right of first refusal or right, title, interest, reservation, claim, rent, royalty or payment in the nature of rent or royalty;

(xii)
other than pursuant to the Royalties, Permitted Liens and applicable Law, there are no restrictions on the ability of any of the Company and the Subsidiaries to exploit the Project Real Property; and

(xiii)
with respect to Unpatented Claims: (A) subject to paramount title of the United States of America, and statutory rights of third parties to use the surface of the Unpatented Claims and the rights of any lessees of leasable minerals granted by the applicable Governmental Entity pursuant to applicable Laws within the boundaries of the lands covered by the Unpatented Claims, the Company or one of its Subsidiaries is the sole owner of each Unpatented Claim owned by the Company or one of its Subsidiaries, free and clear of all Liens; (B) to the knowledge of the Company, each Unpatented Claim was validly located, recorded and filed with all appropriate Governmental Entities, and the monuments of location for the Unpatented Claims are on federal public land open for appropriation by mineral location; (C) all affidavits of assessment work or applicable holding fees in lieu thereof paid and all other filings required to maintain the Unpatented Claims in good standing have been properly and timely made, recorded or filed with appropriate Governmental Entities; (D) the Company or one of its Subsidiaries is in exclusive possession or control of the right to develop the minerals that are locatable under the Mining Law of 1872, located in, on or under the Unpatented Claims; and (E) the Company or one of its Subsidiaries has all surface and access rights, including, as applicable, fee simple estates, leases, easements, rights of way and permits, or licenses from landowners or Governmental Entities, permitting the use of land by the Company or its Subsidiaries, and other interests that are required for the current state of exploiting the development potential of the Unpatented Claims that comprise a portion of the North Bullfrog Project and the Mother Lode Project, and no third party or group holds any such rights that would be required to conduct mineral exploration, drilling or production activities on any of the Unpatented Claims that comprise a portion of the North Bullfrog Project and the Mother Lode Project.

(28)
Maintenance of Project Property. All mineral claim maintenance fees, recording fees, and Taxes and all other amounts have been paid, and all other actions and all other obligations as are required to maintain the Project Property in good standing have been taken and complied with, respectively, in all material respects.

(29)
No Expropriation. No Project Real Property or any other assets or property of any of the Company and its Subsidiaries, nor any part thereof, has been taken in condemnation or eminent domain proceeding by any Governmental Entity, nor has any notice been given or proceeding commenced by a Governmental Entity in respect thereof, nor, to the knowledge of the Company, is there any threat to give any such notice or commence any such proceeding.

(30)
Employment Matters. Except as set forth in Schedule C (30) of the Company Disclosure Letter, the Company nor any of its Subsidiaries is a party to or bound or governed by, or subject to:

(i)
any employment, consulting, retention, termination or change of control agreement with, or any written agreement, arrangement or understanding providing for retention, change of control, contractual severance or termination payments to, any officer, employee or consultant of the Company (other than, in respect of a Company Employee, such as results by Law from the employment of an employee without an agreement as to notice or termination or severance);

(ii)
any collective agreement or similar union or employee association agreement;

(iii)
any unfair labour practice complaint, grievance or arbitration proceeding, pending collective bargaining negotiations relating to any service providers, demand for recognition of any current or former employees by, or on behalf of, a labor union or any labour dispute, strike or lock-out relating to or involving any employees of the Company or its Subsidiaries;

(iv)
any claim for wrongful dismissal, constructive dismissal or any other claim, complaint or litigation relating to employment, discrimination or termination of employment of any of its employees or former employees or relating to any failure to hire a candidate for employment; or

(v)
any allegations or reports of sexual harassment or discrimination with respect to a protected classification, including, race and gender, hostile work environment or similar misconduct.

(31)
Health and Safety. There are no outstanding assessments, penalties, fines, liens, charges, surcharges, or other amounts due or owing pursuant to any workers’ compensation legislation in respect of the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries has been reassessed in any material respect under such legislation since January 1, 2018 and, to the knowledge of Company, no audit of the Company or any of its Subsidiaries is currently being performed pursuant to any applicable workers compensation legislation. All orders and inspection reports, if any, issued under applicable Occupational Health and Safety legislation (“OHSA”) relating to the Company or any of its Subsidiaries since January 1, 2018 have been provided to Purchaser. To the knowledge of the Company, there are no charges pending under OHSA in respect of the Company or any of its Subsidiaries. The Company and each of its Subsidiaries has complied in all material respects with any orders issued under OHSA, and there are no appeals of any orders under OHSA currently outstanding.

(32)
Employment Laws. The Company and each of its Subsidiaries has operated in all material respects in accordance with all applicable Laws with respect to employment and labour, including employment and labour standards, harassment, child labor, hiring, promotion and termination of employees, working conditions, meal and break periods, privacy, leaves of absence, paid sick leave and unemployment insurance, wages and hours, terms and conditions of employment, unemployment insurance, immigration, occupational health and safety, employment equity, pay equity, workers’ compensation, human rights, worker classification, labour relations and privacy, taxes, and there are no current, pending, or to the knowledge of the Company, threatened proceedings before any Governmental Entity with respect to any such matters.

(33)
Acceleration of Benefits. Except as disclosed in Schedule C (33) of the Company Disclosure Letter, no person will, as a result of any of the transactions contemplated herein or in the Plan of Arrangement (whether alone or in connection with any other event (including a termination of employment)), become entitled to (i) any retirement, severance, termination, retention, bonus or other similar payment from the Company or any other payment under an Employee Plan, (ii) the acceleration of the vesting or the time to exercise of any outstanding stock option or employee or director awards of the Company or of any other material obligation pursuant to any Employee Plan, (iii) the forgiveness or postponement of payment of any indebtedness owing by such person to the Company, or (iv) receive any additional payments or compensation under or in respect of any employee or director benefits or incentive or other compensation plans or arrangements or Employee Plan from the Company.
(34)
Pension and Employee Benefits.

(i)
All Employees Plans are listed in Schedule C (34)(i) of the Company Disclosure Letter. The Company and each of its Subsidiaries has complied with all the terms of, and all applicable Laws in respect of, the Employee Plans, including ERISA and the Code, as applicable. The Company has furnished to the Purchaser true, correct and complete copies of all Employee Plans as amended as of the date hereof, together with all related documentation.

(ii)
The Company has no Employee Plan that is or was intended to be “qualified” within the meaning of Section 401(a) of the Code and there are no pending, or to the knowledge of the Company, threatened or anticipated claims (other than routine claims for benefits) by, on behalf of or against any Employee Plan or any trust related thereto.

(iii)
Neither the Company, its Subsidiaries nor any ERISA Affiliate maintains, contributes to, participates in or has an obligation to contribute to or any liability in respect of (i) a multiemployer plan within the meaning of Section 3(37) of ERISA, (ii) a “multiple employer plan” (within the meaning of Section 413 of the Code), (iii) a “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA) or (iv) a pension plan that is subject to Title IV of ERISA or Section 412 of the Code nor has the Company or any ERISA Affiliate maintained, contributed to, participated in or had any obligation to contribute to or any liability in respect of such plan, in each case, within the six year period immediately preceding the date hereof. Neither the Company nor any of its Subsidiaries, nor to the knowledge of the Company, any party-in-interest or disqualified individual in respect of any Employee Plan, has committed any “prohibited transaction” (within the meaning of Section 4975 of the Code or Section 406 of ERISA) with respect to any Employee Plan that has subjected or is reasonably expected to subject the Company to a tax or penalty pursuant to Section 502 of ERISA or Section 4975 of the Code or any other liability with respect thereto. Each Employee Plan and any related contracts may be amended or terminated without penalty other than the payment of benefits, fees or charges accrued or incurred through the date of termination.

(iv)
Except as set forth in Schedule C (33) of the Company Disclosure Letter, and except for payments due as a result of the vesting acceleration or termination of Options, the signing of this Agreement and the consummation of transactions contemplated under the Agreement will not, either alone or in combination with another event, (i) accelerate the time of payment or vesting, or increase the amount of compensation due to any such employee, director, officer or independent contractor; (ii) directly or indirectly cause the Company to transfer or set aside any assets to fund any benefits under any Employee Plan; (iii) otherwise give rise to any material liability under any Employee Plan; (iv) result in the breach or violation of or default under, or limit or restrict the right to amend, terminate or transfer the assets of the Employee Plan on or following the Effective Time; or (v) result in any payment that would constitute an “excess parachute payment” (as such term is defined in Section 280G(b)(1) of the Code) to any current or former employee, director, officer or independent contractor of the Company or any of its Subsidiaries or that would be required to be included by any current or former employee, director, officer or independent contractor of the Company or any of its Subsidiaries or affiliates in gross income under Code Section 409A(a)(1)(A) as a result of a violation of Code Section 409A. The Company does not have an obligation to gross-up, indemnify or otherwise reimburse any current or former service provider to the Company or its affiliates for any tax incurred by such service provider pursuant to Section 280G, 409A or 4999 of the Code.

(v)
Each arrangement that constitutes “non-qualified deferred compensation” within the meaning of Code Section 409A has been in operational and documentary compliance with or is otherwise exempt from Code Section 409A since the applicable deadline for such compliance with or exemption from Code Section 409A.

(vi)
The Company and each of its Subsidiaries are in compliance in all material respects with all applicable requirements of the Patient Protection and Affordable Care Act of 2010, and all regulations thereunder (together, the “ACA”), including all requirements relating to eligibility waiting periods and the offer of or provision of minimum essential coverage that is compliant with Section 36B(c)(2)(C) of the Code and the regulations issued thereunder to full-time employees as defined in Section 4980H(b)(4) of the Code and the regulations issued thereunder. No material excise tax or penalty under the ACA, including Section 4980H of the Code, is outstanding, has accrued, or has arisen with respect to any period prior to the Effective Time, with respect to any Employee Plan.

(vii)
All contributions and premiums owing under the Employee Plans have been paid when due in accordance with the terms of the Employee Plans and applicable Laws, or the Company has made full and adequate disclosure of and provision for such amounts in the books and records. All Employee Plans that provide group benefits are established through a contract of insurance, and no retroactive increase in premiums is permitted thereunder.

(viii)
No Employee Plan is a “registered pension plan” as such term is defined in the Tax Act or provides benefits following the retirement or (except where required by statute) termination of employment of any employee of the Company or any of its Subsidiaries.

(ix)
Except as set forth in Schedule C (34)(ix) of the Company Disclosure Letter, the Company does not have any current or project liability in respect of, and does not sponsor or otherwise provide any, post-employment or post-retirement health or medical benefits or life insurance or death benefits or other post-retirement welfare benefits to any current or former service provider, except as may be required under the continuation coverage rules as provided under Sections 601 through 608 of ERISA (“COBRA”) or any other similar applicable Law.

(x)
Subject to the requirements of applicable Laws, no provision of any Employee Plan or of any agreement, and no act or omission of the Company or any of its Subsidiaries in any way limits, impairs, modifies or otherwise affects the right of the Company or any of its Subsidiaries to unilaterally amend or terminate any Employee Plan, and no commitments to improve or otherwise amend any Employee Plan have been made.

(xi)
Other than in respect of routine claims for benefits, no Employee Plan, no administrator of any Employee Plan, and no member of any body which administers an Employee Plan, nor the Company or any of its Subsidiaries, is subject to any pending action, investigation, examination, claim (including claims for income taxes, interest, penalties, fines or excise taxes) or any other proceeding initiated by any person, and there exists no state of facts which could reasonably be expected to give rise to any such action, investigation, examination, claim or other proceeding.

(xii)
The Company and its affiliates have complied with the WARN Act and all similar foreign laws, to the extent applicable, except to the extent such failure to comply would not result in Purchaser or any of its affiliates having any liability. There has been no “mass layoff” or “plant closing” (as defined by the WARN Act) with respect to the Company or its Subsidiaries.

(xiii)
Since January 1, 2018, the Company and its affiliates have not, and are not currently planning or anticipating, any layoffs, terminations, furloughs, reductions in compensation or benefits or other cost-saving measures affecting any current or former service providers, in each case, other than terminations of employment in the ordinary course of business.

(35)
Independent Contractors. To the knowledge of Company, each independent contractor and consultant has been properly classified by the Company as an independent contractor and the Company has not received notification from any Governmental Entity challenging the classification of any individual who performs services for the Company’s business as an independent contractor or consultant.

(36)
Intellectual Property. The Company and each Subsidiary owns, licenses or otherwise has the right to use all material authorizations, patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, copyright applications, franchises, authorizations and other intellectual property rights that are necessary for the operation of their businesses, to the knowledge of the Company without infringement upon or conflict with the rights of any other Person with respect thereto (other than any intellectual property the absence of which or any such infringement upon or conflict with respect to which could not have a material impact on the Company or its Subsidiaries’ ability to operate and construct the North Bullfrog Project and the Mother Lode Project and operate the business of the Company and its Subsidiaries). To the knowledge of the Company, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Company or any of its Subsidiaries infringes upon or conflicts with any rights owned by any other Person. No claim or litigation regarding any of the foregoing is pending or threatened.
(37)
Environmental Compliance.

(i)
The operations and Project Real Property of the Company and its Subsidiaries, including without limitation the conduct of operations at the North Bullfrog Project and the Mother Lode Project, have been and are in compliance in all material respects with all Environmental Laws and Good Industry Practice.

(ii)
The Company and its Subsidiaries’ have obtained all material Authorizations required under Environmental Laws to construct, develop and operate the North Bullfrog Project and the Mother Lode Project and to conduct any other exploration, development, drilling or mining operations currently being conducted by the Company or any of its Subsidiaries.

(iii)
None of the Company or its Subsidiaries have used or are permitted to use, except in material compliance with all Environmental Laws, any of the Project Real Property to Release, dispose, recycle, generate, manufacture, process, distribute, use, treat, store, transport or handle any Hazardous Substance.

(iv)
There is no presence or Release of any Hazardous Substance at, on, in, from or under any of the Project Real Property, and no Hazardous Substances will be generated from the Company’s or its Subsidiaries’ use of such Project Real Property (including without limitation as a result of the conduct of operations at the North Bullfrog Project or the Mother Lode Project), except in compliance with all Environmental Laws and Good Industry Practice.

(v)
None of the Company or its Subsidiaries, nor any of the Project Real Property, is subject to any pending or, to the knowledge of the Company, threatened:

(A)
material claim, notice, complaint, allegation, investigation, application, order, requirement or directive, in writing, that relates to Environmental Law, natural resources, Hazardous Substances, human health or safety matters and, in each such case, which would reasonably require or result in any material work, repairs, rehabilitation, reclamation, remediation, obligations, liabilities or expenditures (and, to the knowledge of the Company, there is no basis for such a claim, notice, complaint, allegation, investigation, application, order, requirement or directive);

(B)
material allegation, demand, direction, order, notice or prosecution with respect to any matter covered by any Environmental Law applicable thereto including any applicable Laws respecting the Release, use, storage, treatment, transportation, rehabilitation, reclamation, remediation or disposition of any Hazardous Substance, tailings or wasterock, wastewater and surface water run-off from or at the Project Real Property and neither the Company nor any of its Subsidiaries have settled any allegation of non-compliance with Environmental Laws prior to prosecution; or

(C)
listing, or proposal for listing, on any list issued by any Governmental Entity of hazardous sites or sites requiring any material work, repairs, rehabilitation, reclamation, remediation, obligations, liabilities or expenditures, including under CERCLA or any similar state law.

(vi)
The Company has made available to the Purchaser a true and complete copy of each material environmental audit, assessment, study or test of which it is aware relating to the North Bullfrog Project or the Mother Lode Project, including any environmental and social impact assessment study reports and any other material environmental information.

(vii)
There are no material liabilities under Environmental Law in respect of the operation at the North Bullfrog Project or the Mother Lode Project other than those identified in the Technical Reports and the Financial Statements.

(viii)
As of the date hereof, there are no pending or, to the knowledge of the Company, proposed (in writing) changes to Environmental Laws or Authorizations issued thereunder referred to in paragraph (ii) above that would render illegal or materially restrict the conduct of operations at the Project Property, or that could otherwise reasonably be expected to result in a Material Adverse Effect.

(38)
Insurance. All insurance policies of the Company are disclosed in Schedule C (38) of the Company Disclosure Letter. Such policies are in full force and effect and will not be canceled or otherwise terminated as a result of the transactions contemplated herein. Such policies adequately cover all risks as are customarily covered by businesses in the industry in which the Company and its Subsidiaries operate. The Company and its Subsidiaries are in compliance in all material respects with all requirements with respect to such policies. All premiums due and payable under all such policies have been paid and the Company and its Subsidiaries are otherwise in compliance in all material respects with the terms of such policies. The Company and its Subsidiaries have not received any notice of cancellation or termination with respect to any such policy. There has been no denial, rejection or dispute of material claims by the insurers of the Company or any of its Subsidiaries or as to which any such insurer has made any reservation of rights or refused to cover all or any material portion of such claims.

(39)
Books and Records. Except as set forth in Schedule C (39) of the Company Disclosure Letter, the minute books and corporate records of the Company and each of its Subsidiaries have been maintained in accordance with all applicable Laws in all material respects, and such minute books and corporate records are complete and accurate in all material respects and contain all minutes of all meetings and all resolutions of the Shareholders or directors (or any committee thereof) of each of the Company and its Subsidiaries, as applicable (and true and correct copies thereof have been provided by the Company to the Purchaser), except for minutes of meetings where the only business was in relation to the Arrangement, which have not yet been finalized.

(40)
Non-Arm’s Length Transactions. Other than employment or compensation agreements entered into in the Ordinary Course, there are no current Contracts, commitments, agreements, arrangements or other transactions between the Company or any of its Subsidiaries, on the one hand, and any (a) officer, director, employee, consultant or agent of, or independent contractor to, the Company or any of its Subsidiaries, (b) holder of record or, to the knowledge of the Company, beneficial owner or 5% or more of the outstanding Common Shares (other than the Purchaser and its affiliates), or (c) affiliate or associate of any such officer, director, employee, consultant, agent, independent contractor or Shareholder, on the other hand.

(41)
Aboriginal Matters.

(i)
Neither the Company nor any of its Subsidiaries has received any written or oral notice of any Aboriginal Claim which relates to, affects, or could reasonably be expected to affect or impair the Company’s or any of the Subsidiaries’ right, title or interest in the Project Properties or their respective operations and businesses.

(ii)
To the knowledge of the Company, no Aboriginal Claim has been threatened by any Aboriginal Peoples which relates to, affects, or could reasonably be expected to affect or impair, the Company’s or any of the Subsidiaries’ right, title or interest in the Project Properties or their respective operations and businesses.

(iii)
There are no current, pending or, to the knowledge of the Company, threatened Aboriginal Claims that could reasonably be expected to prevent or impair the exploration, development, construction and operation of the Company’s or any of the Subsidiaries’ right, title or interest in the Project Properties.

(iv)
No Aboriginal blockade, occupation, illegal action or on-site protest has occurred or, to the knowledge of the Company, has been threatened in connection with the activities on the Project Properties.

(v)
There is no memorandum of agreement, exploration, impact and benefit or any other agreement, or any ongoing or outstanding negotiations or any commitment to negotiate any of the foregoing, between the Company or any of its Subsidiaries and any Aboriginal Peoples respecting the Project Properties.

(vi)
No Aboriginal Information has been received by the Company or any of its Subsidiaries which would reasonably be expected to materially affect or impair the Company’s or any of its Subsidiaries’ right, title or interest in any Project Property or its ability to pursue development of a mine on any Project Real Property.

(vii)
To the knowledge of the Company, there have been no other “no work” zones on any of the Project Real Properties that are subject to Aboriginal Claims.

(42)
Historic Sites.

(i)
Neither the Company nor any of its Subsidiaries has received any written or oral notice of any Historic Site which relates to, affects, or could reasonably be expected to affect or impair the Company’s or any of the Subsidiaries’ right, title or interest in the Project Properties or their respective operations and businesses.

(ii)
To the knowledge of the Company, no Historic Site has been identified which relates to, affects, or could reasonably be expected to affect or impair, the Company’s or any of the Subsidiaries’ right, title or interest in the Project Properties or their respective operations and businesses.

(iii)
To the knowledge of the Company, there are no other archaeological sites or other artifacts regulated by any Governmental Entity that have been identified on any Project Real Property, or other areas that are still pending reporting to, or additional assessment or review by, such Governmental Entity.

(iv)
To the knowledge of the Company, there have been no other “no work” zones on any of the Project Real Properties that related to Historic Sites.

(v)
To the knowledge of the Company, there have been no reportable incidents involving any archaeological sites or artifacts on any Project Real Property.

(43)
NGOs and Community Groups.

(i)
No authorized legal representative of any community in the vicinity of any of the Project Real Properties has communicated in writing to the Company or any of its Subsidiaries a requirement that (a) the consent of such community be obtained as a condition to continued operation of any such Project Real Property or (b) a material increase in the compensation payments payable by the Company or any of its Subsidiaries under any community development or social framework or similar agreements as a condition to the continued operation of such Project Real Properties.

(ii)
No dispute exists or is threatened in writing between community groups and the Company and its Subsidiaries with respect to their respective businesses, assets and operations, except for such disputes that would not, individually or in the aggregate, have a Material Adverse Effect.

(44)
Financial Advisors or Brokers. The Company and its Subsidiaries have not incurred any obligation or liability, contingent or otherwise, or retained or agreed to pay or reimburse any broker, finder, financial advisor or investment banker for any brokerage, finder’s, advisory or other fee or commission, or for the reimbursement of expenses, in connection with this Agreement, the transactions contemplated hereby or any alternative transaction in relation to the Company or any of its Subsidiaries, other than with respect to the Financial Advisors. The Company has provided to the Purchaser correct and complete copies of the engagement agreements under which each Financial Advisor has agreed to provide services to the Company. Schedule C (44) of the Company Disclosure Letter sets out the aggregate dollar amount determined to be payable to and as agreed upon with each Financial Advisor in such agreements.

(45)
Financial Advisor Opinions and Valuation. The Special Committee and the Board have received the Financial Advisor Opinions and the Valuation, which opinions and valuation have not been modified,

amended, qualified or withdrawn as of the date of the Arrangement Agreement. The Company has been authorized by Fort Capital Partners to include the Valuation and references thereto in the Company Proxy Statement.
(46)
Special Committee and Board Approval. The Special Committee, at a meeting duly called and held, and after evaluating the Arrangement in consultation with the Company’s management and legal and financial advisors, has unanimously determined that the Arrangement is fair to the Shareholders (other than the Guarantor or its affiliates) and is in the best interests of the Company and unanimously determined to recommend approval of this Agreement and the Arrangement to the Board and that the Board recommend that the Securityholders vote in favour of the Arrangement Resolution. The Board, at a meeting duly called and held, and after evaluating the Arrangement in consultation with the Company’s management and legal and financial advisors, has unanimously determined that the Arrangement is fair to the Shareholders (other than the Guarantor or its affiliates) and is in the best interests of the Company, has unanimously approved the execution and delivery of this Agreement and the transactions contemplated by this Agreement and has unanimously resolved to recommend that the Securityholders vote in favour of the Arrangement Resolution. Each Supporting Shareholder has signed a Voting Agreement dated as of the date hereof, pursuant to which they have agreed to, among other things, vote all Common Shares beneficially owned by such Supporting Shareholder in favour of the Arrangement Resolution and has agreed that the news release announcing the execution of this Agreement may so state and that references to such agreements may be made in the Company Proxy Statement and other documents relating to the Arrangement.

SCHEDULE D
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND THE GUARANTOR
(1)
Organization and Power. Each of the Purchaser and the Guarantor has been duly and validly formed and organized, is validly existing under the laws of its jurisdiction of formation, has all requisite corporate or other power and authority to carry out the provisions hereof and has full power and capacity to execute, deliver and perform its obligations hereunder and under any other document or agreement contemplated hereby and to complete the transactions contemplated herein.

(2)
Authority Relative to this Agreement. Each of the Purchaser and the Guarantor has the requisite corporate power, authority and capacity to enter into this Agreement and any other agreements and documents contemplated hereunder and (subject to obtaining the Interim Order, the Final Order and the Required Approval) to perform its obligations hereunder and thereunder and to complete the transactions contemplated hereunder and thereunder. The execution and delivery of this Agreement and any other agreements and documents contemplated hereunder and the performance by each of the Purchaser and the Guarantor of its obligations hereunder and thereunder have been duly authorized by all necessary corporate action on the part of each of the Purchaser and the Guarantor and no other corporate proceedings on the part of the Purchaser and the Guarantor are necessary to authorize the execution and delivery by it of this Agreement and any other agreements and documents contemplated hereunder or, subject to obtaining the Required Approval, the Interim Order and the Final Order, the completion by the Purchaser and the Guarantor of the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by the Purchaser and the Guarantor and constitutes a legal, valid and binding obligation of the Purchaser and the Guarantor enforceable against the Purchaser and the Guarantor in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other Laws relating to or affecting the availability of equitable remedies and the enforcement of creditors’ rights generally and general principles of equity and public policy and to the qualification that equitable remedies such as specific performance and injunction may be granted only in the discretion of a court of competent jurisdiction.

(3)
Required Approvals. No Authorization, licence, permit, certificate, registration, consent or approval of, or filing with, or notification to, any Governmental Entity is required to be obtained or made by or with respect to the Purchaser and the Guarantor for the execution and delivery of this Agreement or, the performance by the Purchaser and the Guarantor of its obligations hereunder, the completion by the Purchaser and the Guarantor of the Arrangement and any other transaction contemplated by this Agreement, other than:

(i)
compliance with the applicable requirements of the U.S. Exchange Act and the rules and regulations promulgated thereunder and applicable Securities Laws and the rules and policies of any applicable stock exchange;

(ii)
the Interim Order and any filings required in order to obtain, and approvals required under, the Interim Order;

(iii)
the Final Order, and any filings required in order to obtain the Final Order; and

(iv)
the SARB Approval.

(4)
Non-Contravention. The execution, delivery and performance by the Purchaser and the Guarantor of this Agreement and the consummation of the Arrangement do not and will not (or would not with the giving of notice, the lapse of time or the happening of any other event or condition):

(i)
contravene, conflict with, or result in any violation or breach of the constating documents of the Purchaser and the Guarantor; or

(ii)
assuming compliance with the matters referred to in paragraph (3) above, contravene, conflict with or result in a violation or breach of Law.

(5)
Sufficient Funds. The Purchaser and the Guarantor, together, shall have sufficient funds available on the Effective Date to pay the aggregate Consideration as required by the Agreement.

(6)
Investment Canada Act. The Purchaser and the Guarantor each hereby represents that it is a “WTO investor” that is not a “state-owned enterprise” under the Investment Canada Act R.S.C. 1985, c. 28.

(7)
Security Ownership. Other than as has been previously disclosed to the Company in writing, the Purchaser and the Guarantor do not own beneficially own any securities of the Company or any of its affiliates.

(8)
Ownership of Purchaser. The Guarantor is an affiliate of the Purchaser.

(9)
Litigation. As of the date of this Agreement, (a) there are no claims, actions, suits, arbitrations, inquiries, investigations or proceedings pending, or, to the knowledge of the Purchaser or the Guarantor, threatened, against or involving the Purchaser or the Guarantor or any of their respective affiliates by or before any Governmental Entity and (b) none of the Purchaser, the Guarantor or any of their respective affiliates are subject to any outstanding judgment, order, writ, injunction or decree that, in the case of each clause (a) and (b), either individually or in the aggregate, is reasonably likely to prevent or materially delay consummation of the Arrangement or the transactions contemplated hereby.

APPENDIX “C”
PLAN OF ARRANGEMENT

PLAN OF ARRANGEMENT
UNDER SECTION 288 OF THE
BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)
ARTICLE 1
INTERPRETATION
Section 1.1
Definitions

In this Plan of Arrangement, unless the context otherwise requires, the following words and terms shall have the meaning hereinafter set out:
“affiliate” has the meaning ascribed thereto in National Instrument 45-106 — Prospectus Exemptions;
“Amalco” has the meaning set forth in Section 2.3(g);
“Arrangement” means the arrangement of the Company under Division 5 of Part 9 of the BCBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations to this Plan of Arrangement made in accordance with the terms of this Plan of Arrangement and the Arrangement Agreement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably;
“Arrangement Agreement” means the arrangement agreement dated September 13, 2021 to which this Plan of Arrangement is attached as Schedule A, and all schedules annexed thereto, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof;
“Arrangement Resolution” means the special resolution approving this Plan of Arrangement to be considered at the Company Meeting, substantially in the form of Schedule B to the Arrangement Agreement;
“BCBCA” means the Business Corporations Act (British Columbia);
“Business Day” means any day of the year, other than a Saturday, Sunday or any other day on which major banks are authorized or required by applicable Law to be closed for business in Vancouver, British Columbia, New York, New York, London, England or Johannesburg, South Africa;
“Cancelled Certificate” means, following the Effective Time, any certificate which immediately prior to the Effective Time represented outstanding Common Shares that were transferred pursuant to Section 2.3(d);
“Common Shares” means the common shares in the capital of the Company;
“Company” means Corvus Gold Inc.;
“Company Meeting” means the special meeting of the Securityholders, including any adjournment or postponement of such special meeting in accordance with the terms of the Arrangement Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution;
“Company Securities” means, collectively, the Common Shares and the Options;
“Consideration” means $4.10 in cash per Common Share, without interest;
“Court” means the Supreme Court of British Columbia;
“Depositary” means Computershare Investor Services Inc. or such other trust company, bank or other financial institution agreed to in writing by each of the Parties to act as depositary in respect of the Arrangement;
“Dissent Rights” has the meaning set forth in Section 3.1(a);
“Dissent Shares” means Common Shares held by a Dissenting Holder and in respect of which the Dissenting Holder has validly exercised Dissent Rights;

“Dissenting Holder” means a registered Shareholder who has duly exercised a Dissent Right in strict compliance with the dissent procedures set out in Section 237 through 247 of the BCBCA, as modified by the Interim Order and this Plan of Arrangement, and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights, but only in respect of Common Shares in respect of which Dissent Rights are validly exercised by such Shareholder;
“Effective Date” means the date upon which the Arrangement becomes effective, as set out in Section 2.7(1) of the Arrangement Agreement;
“Effective Time” means 12:01 a.m. (Vancouver time) on the Effective Date, or such other time as the parties to the Arrangement Agreement agree to in writing before the Effective Date;
“Final Order” means the final order of the Court pursuant to Section 291 of the BCBCA in form and substance acceptable to the Company and the Purchaser, each acting reasonably, approving the Arrangement, as such order may be amended, modified, supplemented or varied by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn, abandoned or denied, as affirmed or as amended on appeal (provided that any such amendment, modification, supplement or variation is acceptable to both the Company and the Purchaser, each acting reasonably);
“Former Shareholder” means a Shareholder who, immediately prior to the Effective Time, held Common Shares that were transferred pursuant to Section 2.3(d);
“Funding Loan” means a non-interest bearing loan from the Purchaser to the Company denominated in Canadian dollars in an aggregate principal amount equal to the aggregate amount of cash required by the Company to make the payments in Section 2.3(c) (including any applicable withholdings), which shall be evidenced by way of a non-interest bearing demand promissory note granted by the Company in favour of the Purchaser;
“Governmental Entity” means (i) any international, multinational, national, federal, provincial, state, regional, county, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, ministry, agency or instrumentality, domestic or foreign, (ii) any subdivision or authority of any of the above, (iii) any quasi-governmental or private body exercising any statutory, regulatory, expropriation or taxing authority under or for the account of any of the foregoing or (iv) any stock exchange;
“Guarantor” means AngloGold Ashanti Holdings plc, a public limited company existing under the laws of the Isle of Man;
“Interim Order” means the interim order of the Court in a form acceptable to the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Company Meeting, as such order may be amended, modified, supplemented or varied by the Court with the consent of the Company and the Purchaser, each acting reasonably;
“Law” or “Laws” means, with respect to any Person, any and all applicable laws (statutory, common or otherwise), constitutions, treaties, conventions, ordinances (including zoning), codes, rules, regulations, orders, injunctions, writs, judgments, decrees, rulings or other similar requirements, whether domestic or foreign, enacted, adopted, issued, promulgated or applied by a Governmental Entity that is binding upon or applicable to such Person or its business, undertaking, property or securities, and to the extent that they have the force of law, policies, guidelines, notices and protocols of any Governmental Entity, as amended;
“Letter of Transmittal” means the letters of transmittal sent to Shareholders for use in connection with the Arrangement;
“Lien” means any mortgage, charge, pledge, hypothec, security interest, lease, sublease, royalty, statutory or deemed trust, transfer restriction under any shareholder or similar agreement, prior claim, encroachments, option, right of first refusal or first offer, occupancy right, covenant, assignment, lien (statutory or otherwise), defect of title, or restriction or adverse right or claim, or other third party interest or encumbrance of any kind, in each case, whether contingent or absolute, or any agreement, option, right or privilege (whether by Law, contract or otherwise) capable of becoming any of the foregoing;
“Options” means the options to purchase Common Shares granted under the Stock Option Plan;
“Person” includes any individual, sole proprietorship, corporation, partnership, limited partnership, limited liability company, unlimited liability company, joint venture, joint stock company, incorporated or unincorporated, association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status;
“Plan of Arrangement” means this plan of arrangement subject to any amendments or variations hereto made in accordance with Section 8.1 of the Arrangement Agreement, Section 5.1 hereof or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably;
“Purchaser” means 1323606 B.C. Unlimited Liability Company, an unlimited liability company existing under the laws of British Columbia;
“Purchaser Shares” has the meaning set forth in Section 2.3(i)(vi);
“Securityholders” means, collectively, Shareholders and holders of Options;
“Shareholders” means the registered and/or beneficial holders of Common Shares, as the context requires;
“Stock Option Plan” means the amended 2010 incentive stock option plan of the Company effective July 8, 2010; and
“Tax Act” means the Income Tax Act (Canada).
Section 1.2
Interpretation Not Affected by Headings

The division of this Plan of Arrangement into Articles, Sections and subsections and the insertion of headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Plan of Arrangement. Unless the contrary intention appears, references in this Plan of Arrangement to an Article, Section or subsection by number refer to the Article, Section or subsection, respectively, bearing that designation in this Plan of Arrangement.
Section 1.3
Date for any Action

If the date on or by which any action is required or permitted to be taken hereunder is not a Business Day, such action shall be required or permitted to be taken on the next succeeding day which is a Business Day.
Section 1.4
Number and Gender

In this Plan of Arrangement, unless the contrary intention appears, words importing the singular include the plural and vice versa, and words importing gender include all genders.
Section 1.5
References to Persons and Statutes

A reference to a Person includes any successor to that Person. Any reference to a statute refers to such statute and all rules and regulations made under it, as it or they may have been or may from time to time be amended or re-enacted, unless stated otherwise.
Section 1.6
Currency

Unless otherwise stated, all references in this Plan of Arrangement to sums of money are expressed in lawful money of Canada and “$” refers to Canadian dollars.

ARTICLE 2
ARRANGEMENT
Section 2.1
Arrangement Agreement

This Plan of Arrangement is made pursuant to the provisions of the Arrangement Agreement.
Section 2.2
Binding Effect

At the Effective Time, this Plan of Arrangement and the Arrangement shall without any further authorization, act or formality on the part of the Court become effective and be binding upon the Guarantor, the Purchaser, the Company, Amalco, the registered and beneficial Shareholders, including Dissenting Holders, all holders of Options, the Depositary, the register and transfer agent of the Company, and all other Persons, at and after the Effective Time without any further act or formality required on the part of any Person.
Section 2.3
Arrangement

Commencing at the Effective Time, each of the following events shall occur and shall be deemed to occur consecutively in the following order, effective as at five minute intervals starting at the Effective Time, except where noted, without any further authorization, act or formality:
(a)
each Dissent Share shall be deemed to be transferred and assigned by such Dissenting Holder, without any further act of formality on its part, to the Purchaser in consideration for a debt claim against the Purchaser for the amount determined under Article 3 and:

(i)
each such Dissenting Holder shall cease to be a holder of each such Dissent Share and to have any rights as a holder of such Dissent Share other than the right to be paid fair value for such Dissent Share as set out in Section 3.1;

(ii)
each such Dissenting Shareholder’s name shall be removed as a holder of such Dissent Shares from the register of Shareholders maintained by or on behalf of the Company; and

(iii)
the Purchaser shall be and shall be deemed to be the holder of all of the outstanding Dissent Shares free and clear of all Liens, and the Purchaser shall be entered in the central securities register of Common Shares maintained by or on behalf of the Company as the holder of such Dissent Shares;

(b)
the Purchaser shall make the Funding Loan to the Company to the extent required by the Company to make the payments in Section 2.3(c) (including any applicable withholdings);

(c)
each Option outstanding immediately prior to the Effective Time (whether vested or unvested), notwithstanding the terms of the Stock Option Plan, shall be deemed to be unconditionally vested and exercisable, and such Option shall, without any further action by or on behalf of any holder of Options, be deemed to be surrendered and transferred by such holder to the Company (free and clear of all Liens) in exchange for a cash payment from the Company or any successor thereto equal to the amount by which the Consideration exceeds the exercise price of each such Option, less applicable withholdings, and each such Option shall immediately be cancelled and, for greater certainty, where such amount is a negative, none of the Guarantor, the Purchaser or the Company shall be obligated to pay the holder of such Option any amount in respect of such Option and (i) each holder of Options shall cease to be a holder of such Options; (ii) such holder’s name shall be removed from each applicable register; (iii) the Stock Option Plan and all agreements relating to the Options shall be terminated and shall be of no further force and effect; and (iv) such holder shall thereafter have only the right to receive the consideration to which they are entitled under this Section 2.3(c) at the time and in the manner specified in this Section 2.3(c);

(d)
each Common Share outstanding immediately prior to the Effective Time (other than any Common Share held by the Purchaser, the Guarantor or any of their respective affiliates, and any Dissent Shares transferred to the Purchaser pursuant to Section 2.3(a)) shall be transferred and assigned, without any further act or formality by or on behalf of a holder of Common Shares, to the Purchaser in exchange for the Consideration, subject to Section 4.3, and
(i)
each holder thereof shall cease to be the holder of each such Common Share and to have any rights as a holder of such Common Shares other than the right to be paid the Consideration by the Depositary in accordance with this Plan of Arrangement;

(ii)
each such holder’s name shall be removed from the register of Common Shares maintained by or on behalf of the Company; and

(iii)
the Purchaser shall be and shall be deemed to be the holder of all of the outstanding Common Shares free and clear of all Liens, and the Purchaser shall be entered in the central securities register of Common Shares maintained by or on behalf of the Company as the holder of such Common Shares;

(e)
the Funding Loan shall be transferred by the Purchaser to the Company in exchange for the Company issuing to the Purchaser such number of Common Shares equal to the quotient obtained by dividing the principal amount of the Funding Loan by the Consideration, rounded down to the nearest whole number of Common Shares, and the promissory note evidencing the Funding Loan shall be cancelled as a result;

(f)
the capital of the Common Shares shall be reduced to an aggregate of $1.00 without any repayment of such capital;

(g)
the Purchaser and the Company shall amalgamate to form one corporate entity (“Amalco”) with the same effect as if they had amalgamated under Division 3 of Part 9 of the BCBCA, except that the legal existence of the Purchaser shall not cease and the Purchaser shall survive the amalgamation as Amalco and, for the avoidance of doubt, this transaction is intended to qualify as an amalgamation as defined in subsection 87(1) of the Tax Act;

(h)
without limiting the generality of Section 2.3(g), upon the amalgamation described in Section 2.3(g), the separate legal existence of the Company shall cease without the Company being liquidated or wound up and the Company and Purchaser shall continue as one company;

(i)
at the time of and upon the amalgamation described in Section 2.3(g),

(i)
the property, rights and interests of the Purchaser (other than Common Shares held, immediately prior to the amalgamation, by the Purchaser, which shall be cancelled upon the amalgamation as contemplated by Section 2.3(i)(vi)) and the Company continue to be the property, rights and interests of Amalco; and, for greater certainty, the amalgamation will not constitute an assignment by operation of law, a transfer or any other disposition of the property, rights and interests of either the Purchaser or the Company to Amalco;

(ii)
Amalco will continue to be liable for all of the liabilities and obligations of the Purchaser and the Company;

(iii)
any existing cause of action, claim or liability to prosecution will be unaffected;

(iv)
a civil, criminal, quasi-criminal, or administrative or regulatory action or proceeding being prosecuted or pending by or against either the Purchaser or the Company may be continued, as the case may be, by or against Amalco;

(v)
a conviction against, or ruling, order or judgment in favour of or against either the Purchaser or the Company may be enforced by or against Amalco;

(vi)
each holder of the issued and outstanding common shares of the Purchaser (“Purchaser Shares”) shall receive on the amalgamation one common share in the authorized share structure of Amalco for each Purchaser Share previously held by such holder, and all of the issued and outstanding Common Shares of the Company, all of which will then be held by the Purchaser, will be cancelled without repayment of capital in respect thereof;

(vii)
the name of Amalco shall be “Corvus Gold ULC”;

(viii)
Amalco shall be authorized to issue an unlimited number of common shares without par value;

(ix)
the articles and notice of articles of Amalco shall be substantially in the form of the articles and notice of articles of the Purchaser;

(x)
the registered and records offices of Amalco shall initially be located at Suite 1700, 666 Burrard Street, Vancouver, British Columbia V6C 2X8, Canada;

(xi)
the first directors of Amalco following such amalgamation shall be [   •   ]; and

(xii)
the aggregate capital of the common shares of Amalco will be an amount equal to the aggregate capital attributable to the Purchaser Shares immediately prior to such amalgamation,

it being expressly provided that the events provided for in this Section 2.3 will be deemed to occur on the Effective Date, notwithstanding that certain procedures related thereto may not be completed until after the Effective Date.
Section 2.4
Rounding of Consideration

In any case where the aggregate Consideration payable to a particular Shareholder or holder of Options under the Arrangement would, but for this provision, include a fraction of a cent, the Consideration payable shall be rounded down to the nearest whole cent.
Section 2.5
Adjustment to Consideration

If, on or after the date of the Arrangement Agreement, the Company sets a record date for any dividend or other distribution on the Common Shares that is prior to the Effective Date, then: (i) to the extent that the amount of such dividends or distributions per Common Share does not exceed the Consideration, the Consideration shall be reduced by the amount of such dividends or distributions; and (ii) to the extent that the amount of such dividends or distributions per Common Share exceeds the Consideration, such excess amount shall be placed in escrow for the account of the Purchaser or another Person designated by the Purchaser.
ARTICLE 3
DISSENT RIGHTS
Section 3.1
Dissent Rights

(a)
In connection with the Arrangement, each registered Shareholder as of the record date for the Company Meeting may exercise rights of dissent (“Dissent Rights”) with respect to the Common Shares held by such Shareholder pursuant to sections 237 to 247 of the BCBCA, as modified by the Interim Order and this Section 3.1(a); provided that, notwithstanding section 242(1)(a) of the BCBCA, the written objection to the Arrangement Resolution referred to in section 242(1)(a) of the BCBCA must be received by the Company not later than 5:00 p.m. (Vancouver time) two Business Days immediately preceding the date of the Company Meeting. Dissenting Holders who:

(i)
are ultimately entitled to be paid by the Purchaser fair value for their Dissent Shares: (1) shall be deemed to not to have participated in the transactions in Section 2.3 (other than Section 2.3(a)); (2) shall be deemed to have transferred and assigned such Dissent Shares (free and clear of all Liens) to the Purchaser in accordance with Section 2.3(a); (3) will be entitled to be paid the fair value of such Dissent Shares by the Purchaser, which fair value, notwithstanding anything to the contrary contained in the BCBCA, shall be determined as of the close of business on the day before the Arrangement Resolution was adopted at the Company Meeting; and (4) will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holders not exercised their Dissent Rights in respect of such Common Shares; or

(ii)
are ultimately not entitled, for any reason, to be paid by the Purchaser fair value for their Dissent Shares, shall be deemed to have participated in the Arrangement in respect of those Common Shares on the same basis as a non-dissenting Shareholder (and shall be entitled to receive the Consideration from the Purchaser in the same manner as a Shareholder who has not exercised Dissent Rights).

(b)
For greater certainty, in no case shall the Guarantor, the Purchaser, the Company, Amalco or any other Person be required to recognize Dissenting Holders as registered or beneficial owners of Common Shares in respect of which Dissent Rights have been validly exercised (or any interest therein, other than the rights set out in this Section 3.1) after the completion of the transfer under Section 2.3(a), and the names of such Dissenting Holders shall be deleted from the central securities register of the Company in respect of the Common Shares in respect of which Dissent Rights have been validly exercised at the same time as the event described in Section 2.3(a).

(c)
For greater certainty, in addition to any other restrictions in the Interim Order, no Person shall be entitled to exercise Dissent Rights with respect to Common Shares in respect of which a Person has voted or has instructed a proxyholder to vote in favour of the Arrangement Resolution.

ARTICLE 4
EXCHANGE OF CERTIFICATES AND DELIVERY OF CONSIDERATION
Section 4.1
Certificates and Payments

(a)
Following receipt of the Final Order and prior to the Effective Time, the Guarantor or the Purchaser shall deliver or cause to be delivered to the Depositary sufficient funds to satisfy the aggregate Consideration payable to the Former Shareholders in accordance with Section 2.3(d), which cash shall be held by the Depositary as agent and nominee for such Former Shareholders for distribution to such Former Shareholders in accordance with the provisions of this Article 4 and shall deliver or cause to be delivered to the Company the Funding Loan, if applicable, to satisfy the aggregate consideration payable to the holders of Options in accordance with Section 2.3(c), which cash shall be held for distribution to holders of Options in accordance with the provisions of this Article 4.

(b)
Upon surrender to the Depositary for cancellation of a Cancelled Certificate (or other evidence of Common Share ownership acceptable to the Depositary and the Purchaser, if any, as detailed in the Letter of Transmittal), together with a duly completed and executed Letter of Transmittal and any such additional documents and instruments as the Depositary may reasonably require, the Shareholder represented by such Cancelled Certificate shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such Former Shareholder, the Consideration that such Former Shareholder has the right to receive under the Arrangement for such Common Shares, less any amounts withheld pursuant to Section 4.3, and any certificate so surrendered shall forthwith be cancelled.

(c)
After the Effective Time and until surrendered for cancellation as contemplated by Section 4.1(b), each Cancelled Certificate shall be deemed at all times to represent only the right to receive in exchange therefor the Consideration that the holder of such certificate is entitled to receive in accordance with Section 2.3, less any amounts withheld pursuant to Section 4.3.

(d)
As soon as practicable, after the Effective Date, Amalco shall, from the proceeds of the Funding Loan, pay the amounts, net of applicable withholdings, to be paid to holders of Options, either (i) pursuant to the normal payroll practices and procedures of Amalco or (ii) in the event that payment pursuant to the normal payroll practices and procedures of Amalco is not practicable for any such holder, by cheque (delivered to such holder of Options, as reflected on the register maintained by or on behalf of Amalco in respect of the Options). For each holder of Options who resides in the United States or has an agreement with the Company to be paid in United States dollars, the cash payment shall be converted to United States dollars at the prevailing exchange rate in accordance with standard Company practice.

(e)
No holder of Company Securities shall be entitled to receive any consideration with respect to such Company Securities other than any cash payment to which such holder is entitled to receive in accordance with Section 2.3 and this Section 4.1 and, for greater certainty, no such holder will be entitled to receive any interest, dividends, premium or other payment in connection therewith.

Section 4.2
Lost Certificates

In the event any Cancelled Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, the Consideration deliverable in accordance with such Former Shareholder’s duly completed and executed Letter of Transmittal. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the Person to whom such cash is to be delivered shall as a condition precedent to the delivery of such Consideration, give a bond satisfactory to the Purchaser and the Depositary (acting reasonably) in such sum as the Purchaser may direct, or otherwise indemnify the Guarantor, the Purchaser, the Company and Amalco in a manner satisfactory to the Guarantor, the Purchaser, the Company and Amalco, acting reasonably, against any claim that may be made against the Guarantor, the Purchaser, the Company and Amalco with respect to the certificate alleged to have been lost, stolen or destroyed.
Section 4.3
Withholding Rights

The Guarantor, the Purchaser, the Company, Amalco or the Depositary shall be entitled to deduct and withhold from any amount payable to any holders of Company Securities, including Shareholders exercising Dissent Rights, pursuant to the Plan of Arrangement including, without limitation, any amounts payable pursuant to Section 2.3, all dividends, other distributions or other amount otherwise payable to any Shareholders or holders of Options, such amounts as the Guarantor, the Purchaser, the Company, Amalco or the Depositary determines, are, or reasonably believe to be, required entitled or permitted to be deducted and withheld with respect to such payment under the Tax Act, the United States Internal Revenue Code of 1986 or any provision of any applicable Laws, in each case, as amended. To the extent that amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes hereof as having been paid to the Person in respect of which such deduction or withholding was made, provided that such amounts are actually remitted to the appropriate taxing authority.
Section 4.4
Limitation and Proscription

To the extent that a Former Shareholder shall not have complied with the provisions of Section 4.1 or Section 4.2 on or before the date that is six (6) years after the Effective Date (the “final proscription date”), then the Consideration that such Former Shareholder was entitled to receive shall be automatically cancelled without any repayment of capital in respect thereof and the Consideration to which such Former Shareholder was entitled, shall be delivered to Amalco by the Depositary and the interest of the Former Shareholder in such Consideration to which it was entitled shall be terminated as of such final proscription date, and the Cancelled Certificates shall cease to represent a right or claim of any kind or nature as of such final proscription date. Any payment made by way of cheque by the Depositary (or Amalco, if applicable) pursuant to this Plan of Arrangement that has not been deposited or has been returned to the Depositary (or Amalco) or that otherwise remains unclaimed, in each case, on or before the final proscription date, and any right or claim to payment hereunder that remains outstanding on the final prospection date shall cease to represent a right or claim of any kind or nature and the right of the holder to receive the applicable consideration for the Common Shares, Options pursuant to this Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to Purchaser or the Company, as applicable, for no consideration.
Section 4.5
No Liens

Any exchange or transfer of Company Securities pursuant to this Plan of Arrangement shall be free and clear of any Liens or other claims of third parties of any kind whatsoever.
Section 4.6
Paramountcy

From and after the Effective Time: (i) this Plan of Arrangement shall take precedence and priority over any and all Company Securities issued prior to the Effective Time; (ii) the rights and obligations of the registered holders of Company Securities (other than, as applicable, the Guarantor, the Purchaser, Amalco or any of their respective affiliates) and of the Company, the Guarantor, the Purchaser, Amalco, the Depositary and any transfer agent or other depositary in relation thereto, shall be solely as provided for in this Plan of Arrangement and the Arrangement Agreement; and (iii) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any Company Securities shall be deemed to have been settled, compromised, released and determined without liability except as set forth herein.
ARTICLE 5
AMENDMENTS
Section 5.1
Amendments

(a)
The Purchaser and the Company reserve the right to amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that any such amendment, modification or supplement must be agreed to in writing by each of the Company and the Purchaser and filed with the Court, and, if made following the Company Meeting, then: (i) approved by the Court, and (ii) if the Court directs, approved by some or all of the Securityholders and/or communicated to the Securityholders if and as required by the Court, and in either case in the manner required by the Court.

(b)
Subject to the provisions of the Interim Order, any amendment, modification or supplement to this Plan of Arrangement, if agreed to by the Company and the Purchaser, may be proposed by the Company and the Purchaser at any time prior to or at the Company Meeting, with or without any other prior notice or communication, and if so proposed and accepted by the Persons voting at the Company Meeting shall become part of this Plan of Arrangement for all purposes.

(c)
Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Company Meeting will be effective only if it is agreed to in writing by each of the Company and the Purchaser and, if required by the Court, by some or all of the Securityholders voting in the manner directed by the Court.

(d)
Notwithstanding anything to the contrary contained herein, any amendment, modification or supplement to this Plan of Arrangement may be made by the Company and the Purchaser without the approval of or communication to the Court or the Securityholders, provided that it concerns a matter which, in the reasonable opinion of the Company and the Purchaser is of an administrative or ministerial nature required to better give effect to the implementation of this Plan of Arrangement and is not materially adverse to the financial or economic interests of any of the Securityholders.

(e)
This Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the Arrangement Agreement.

ARTICLE 6
FURTHER ASSURANCES
Section 6.1
Further Assurances

Notwithstanding that the transactions and events set out in this Plan of Arrangement shall occur and shall be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the Guarantor, the Purchaser, the Company and Amalco shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order further to document or evidence any of the transactions or events set out in this Plan of Arrangement.

APPENDIX “D”
INTERIM ORDER
No. S2110121Vancouver RegistryIN THE SUPREME COURT OF BRITISH COLUMBIAIN THE MATTER OF SECTION 288 OF THE BUSINESS CORPORATIONS ACT,S.B.C. 2002, CHAPTER 57, AS AMENDEDANDIN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVINGCORVUS GOLD INC., 1323606 B.C. UNLIMITED LIABILITY COMPANY AND ANGLOGOLDASHANTI HOLDINGS PLCANDCORVUS GOLD INC.PETITIONERORDER MADE AFTER APPLICATION(INTERIM ORDER)BEFORE)))MASTER ELWOOD)))November 25, 2021ONTHE APPLICATION of the Petitioner, Corvus Gold Inc. (“Corvus”) for an Interim Order pursuantto Section 291 of the Business Corporations Act, S.B.C. 2002, c. 57, as amended (the “BCBCA”) in connectionwith a proposed arrangement (the “Arrangement”) with 1323606 B.C. Unlimited Liability Company (the“Purchaser”) and AngloGold Ashanti Holdings plc (the “Guarantor”) to be effected on the terms and subjectto the conditions set out in a plan of arrangement (the “Plan of Arrangement”), without notice, coming on forhearing by Microsoft Teams on November 25, 2021 and ON HEARING Jessica Lewis, counsel for thePetitioner, and upon reading the Petition to the Court herein and the Affidavit of Peggy Wu affirmed onNovember 23, 2021 and filed herein (the “Wu Affidavit”);THIS COURT ORDERS THAT:DEFINITIONS1. As used in this Interim Order, unless otherwise defined, terms beginning with capital letters shall have therespective meanings set out in the draft Management Information Circular/Proxy Statement of Corvus(the “Circular”) attached as Exhibit “A” to the Wu Affidavit.

MEETING2. Pursuant to Sections 186 and 288-291 of the BCBCA, Corvus is authorized and directed to call, hold andconduct a special meeting (the “Meeting”) of the holders of common shares of Corvus (“Corvus Shares”)(the “Corvus Shareholders”) and holders of options to purchase common shares of Corvus (the“Optionholders”, and together with the Corvus Shareholders, the “Securityholders”), to be held at thecorporate headquarters located at Suite 1750 – 700 West Pender Street, Vancouver, British Columbia,Canada V6C 1G8 at 9:00 a.m. (Vancouver time) on January 6, 2022 or such other date as the parties mayagree, to, among other things: (a) consider and, if thought advisable, to pass, with or without variation, a special resolution (the“Arrangement Resolution”), the full text of which is set forth inAppendix F to the Circular, approvingthe Plan of Arrangement, pursuant to which the Purchaser will, among other things, acquire all ofthe issued and outstanding Corvus Shares (other than the common shares already owned by theGuarantor and its affiliates), all as more particularly described in the Circular;(b) subject to the provisions of the Arrangement Agreement, to consider and vote on the proposal toapprove the adjournment or postponement of the Meeting, if necessary or appropriate, to solicitadditional proxies if there are not sufficient votes to approve the Arrangement Resolution; and(c) to transact such further or other business as may properly come before the Meeting and anyadjournment(s) or postponement(s) thereof.3. The Meeting shall be called, held and conducted in accordance with the BCBCA, the articles of Corvusand the Circular subject to the terms of this Interim Order, and any further order of this Court, and therulings and directions of the Chair of the Meeting, such rulings and directions not to be inconsistent withthis Interim Order, and to the extent of any inconsistency, this Interim Order shall govern.ADJOURNMENT4. Notwithstanding the provisions of the BCBCA and the articles of Corvus, and subject to the terms ofthe Arrangement Agreement, Corvus, if it deems advisable, is specifically authorized to adjourn orpostpone the Meeting on one or more occasions, without the necessity of first convening the Meeting orfirst obtaining any vote of the Securityholders respecting such adjournment or postponement andwithout the need for approval of the Court. Subject to the terms of the Arrangement Agreement, noticeof any such adjournments or postponements shall be given by news release, newspaper advertisement, orby notice sent to the Securityholders by one of the methods specified in paragraph 9 of this InterimOrder, as determined to be the most appropriate method of communication by the board of directors ofCorvus (the “Corvus Board”).5. The Record Date (as defined in paragraph 7 below) shall not change in respect of any adjournments orpostponements of the Meeting.AMENDMENTS6. Prior to the Meeting, Corvus is authorized to make such amendments, revisions or supplements to theproposed Arrangement and the Plan of Arrangement, in accordance with the terms of the ArrangementAgreement, without any additional notice to the Securityholders or further orders of this Court, and theArrangement and Plan of Arrangement as so amended, revised and supplemented shall be theArrangement and Plan of Arrangement submitted to the Meeting.RECORD DATE7. The record date for determining the Securityholders entitled to receive notice of, attend and vote at theMeeting shall be the close of business in Vancouver, British Columbia on November 22, 2021 or suchother date as may be agreed to by Corvus and the Purchaser (the “Record Date”).NOTICE OF MEETING8. The Circular is hereby deemed to represent sufficient and adequate disclosure, including for the purposeof Section 290(1)(a) of the BCBCA, and Corvus shall not be required to send to the Securityholders anyother or additional statement pursuant to Section 290(1)(a) of the BCBCA.9. The Circular and the accompanying proxy card, the Notice of Special Meeting, the Notice of Petition,voting instructions and Letter of Transmittal in substantially the same forms as contained in Exhibits “A”and “B” to the Wu Affidavit (collectively referred to as the “Meeting Materials”), with such deletions,amendments or additions thereto as counsel for Corvus may advise are necessary or desirable, providedthat such deletions, amendments or additions are not inconsistent with the terms of this Interim Order,shall be sent to:(a) the registered Securityholders as they appear on the central securities register of Corvus or therecords of its registrar and transfer agent as at the close of business on the Record Date at least21 days prior to the date of the Meeting, excluding the date of commencement of mailing, deliveryor transmittal, by one or more of the following methods:(i) by prepaid ordinary or air mail addressed to the Securityholders at their addresses as theyappear in the applicable records of Corvus or its registrar and transfer agent as at the RecordDate;(ii) by delivery in person or by courier to the addresses specified in subparagraph (i) above; or(iii) by email or facsimile transmission to any Securityholders who has previously identified himself,herself or itself to the satisfaction of Corvus, acting through its representatives, and whorequests such email or facsimile transmission; and(b) the non-registered Corvus Shareholders by providing copies of the Meeting Materials tointermediaries and registered nominees for sending to such beneficial owners in accordance with theprocedures prescribed by National Instrument 54-101 — Communication with Beneficial Owners ofSecurities of a

Reporting Issuer of the Canadian Securities Administrators; and(c) the directors and auditors of Corvus by prepaid ordinary mail, or by email or facsimile transmission,to such persons at least 21 days prior to the date of the Meeting, excluding the date of mailing ortransmittal;and substantial compliance with this paragraph shall constitute good and sufficient notice of the Meeting.10. The Meeting Materials shall not be sent to Securityholders where mail previously sent to such holders byCorvus or its registrar and transfer agent has been returned to Corvus or its registrar and transfer agenton two or more previous consecutive occasions.11. Accidental failure of or omission by Corvus to give notice to any one or more Securityholder or any otherperson entitled thereto, or the non-receipt of such notice by one or more Securityholder or any otherperson entitled thereto, or any failure or omission to give such notice as a result of events beyond thereasonable control of Corvus (including, without limitation, any inability to use postal services), shall notconstitute a breach of this Interim Order or a defect in the calling of the Meeting, and shall not invalidateany resolution passed or proceeding taken at the Meeting, but if any such failure or omission is broughtto the attention of Corvus, then it shall use reasonable best efforts to rectify it by the method and in thetime most reasonably practicable in the circumstances.12. Provided that notice of the Meeting is given, the Meeting Materials are sent to the Securityholders, and ineach case to other persons entitled to be sent such materials in compliance with this Interim Order, therequirement of Section 290(1)(b) of the BCBCA to include certain disclosure in any advertisement of theMeeting is waived and no other form of service of the Meeting Materials or any portion thereof need bemade or notice given, or other material served in respect of these proceedings or the Meeting, except asmay be directed by a further order of this Court.DEEMED RECEIPT OF NOTICE13. The Meeting Materials (and any amendments, modifications, updates or supplements to the MeetingMaterials, and any notice of adjournment or postponement of the Meeting) shall be deemed, for thepurposes of this Interim Order, to have been served upon and received:(a) in the case of mailing pursuant to paragraphs 9(a)(i), 9(b) and 10 above, the day, Saturdays, Sundaysand holidays excepted, following the date of mailing;(b) in the case of delivery in person pursuant to paragraph 9(a)(ii) above, the day following personaldelivery or, in the case of delivery by courier, the day following delivery to the person’s address inparagraph 9 above; and(c) in the case of any means of transmitted, recorded or electronic communication pursuant toparagraphs 9(a)(iii), 9(b) and 10 above, when dispatched or delivered for dispatch. UPDATING MEETING MATERIALS

14. Notice of any amendments, modifications, updates or supplements to any of the information provided inthe Meeting Materials may be communicated, at any time prior to the Meeting, to Securityholders bypress release, news release or newspaper advertisement or by notice sent to Securityholders by any of themeans set forth in paragraphs 9 and 10, as determined to be the most appropriate method ofcommunication by the Corvus Board.QUORUM AND VOTING15. The quorum required at the Meeting shall be two (2) persons, present in person or by proxy, and holdingin the aggregate not less than five percent (5%) of the issued Corvus Shares entitled to vote at the Meeting.16. The vote required to pass the Arrangement Resolution shall be: (a) 662∕3% of the votes cast by (i) theCorvus Shareholders, including votes attached to Corvus Shares held by AngloGold Ashanti Limitedand all of its subsidiaries (collectively, the “AGA Group”), present in person or represented by proxy atthe Meeting and entitled to vote thereon; and (ii) the Corvus Shareholders and the Optionholders,including votes attached to Corvus Shares held by the AGA Group, voting together as a single class,present in person or represented by proxy at the Meeting and entitled to vote thereon; and (b) a simplemajority of the votes cast by the Corvus Shareholders present in person or represented by proxy atthe Meeting and entitled to vote thereon, excluding votes attached to Corvus Shares held by theAGA Group and any other person as required to be excluded under Section 8.1(2) of MultilateralInstrument 61-101 — Protection of Minority Security Holders in Special Transactions.17. In all other respects, the terms, restrictions and conditions set out in the articles of Corvus shall apply inrespect of the Meeting.PERMITTED ATTENDEES18. The only persons entitled to attend the Meeting shall be (i) the registered Securityholders as of the closeof business in Vancouver, British Columbia on the Record Date, or their respective proxyholders,(ii) Corvus’ directors, officers, auditors and advisors, (iii) representatives of the Purchaser and theGuarantor, including any of their respective directors, officers and advisors, and (iv) any other personadmitted on the invitation of the chair of the Meeting or with the consent of the chair of the Meeting,and the only persons entitled to be represented and to vote at the Meeting shall be the registeredSecurityholders as at the close of business on the Record Date, or their respective proxyholders.SCRUTINEERS19. A representative of Computershare Investor Services Inc. or such other person as may be designated byCorvus will be authorized to act as scrutineer for the Meeting.SOLICITATION OF PROXIES20. Corvus is authorized to use the form of proxy (in substantially the same form as attached as Exhibit “B”to theWu Affidavit) or voting instruction form, as applicable, in connection with the Meeting, subject toCorvus’ ability to insert dates and other relevant information in the formand, subject to the ArrangementAgreement, with such amendments, revisions or supplemental information as Corvus may determine arenecessary or desirable. Corvus is authorized, at its expense, to solicit proxies, directly and through itsofficers, directors and employees, and through such agents or representatives as it may retain for thepurpose, and by mail or such other forms of personal or electronic communication as it may determine.21. The procedure for the use of proxies at the Meeting shall be as set out in the Meeting Materials. The chairof the Meeting may in his or her discretion, without notice, waive or extend the time limits for the depositof proxies by Securityholders if he or she deems it advisable to do so, such waiver or extension to beendorsed on the proxy by the initials of the chair of the Meeting. DISSENT RIGHTS22. Each registered Corvus Shareholder who is a registered Corvus Shareholder as of the Record Date willhave the right to dissent in respect of the Arrangement Resolution in accordance with the provisions ofSections 237 to 247 of the BCBCA, as modified by the terms of this Interim Order and the Plan ofArrangement.23. Registered Corvus Shareholders shall be the only Securityholders entitled to exercise rights of dissent. Abeneficial holder of Corvus Shares registered in the name of a broker, custodian, trustee, nominee orother intermediary who wishes to dissentmust make arrangements for the registered Corvus Shareholderto dissent on behalf of the beneficial holder of Corvus Shares or, alternatively, make arrangements tobecome a registered Corvus Shareholder. For the purposes of rights to dissent in respect of theArrangement Resolution, reference to the term“shareholder” in Sections 237 to 247 of the BCBCA shallbe read to mean registered Corvus Shareholder as such termis used herein, reference to “notice shares” inSections 237 to 247 of the BCBCA shall be read to mean Corvus Shares, as such term is defined herein,in respect of which dissent is being validly exercised under any notice of dissent, and reference to “thecompany” in Section 244(3), 245, 246(h) and 247(c) of the BCBCA shall be read to mean “Corvus”.24. In order for a registered Corvus Shareholder to exercise such right of dissent (the “Dissent Right”):(a) a dissenting Corvus Shareholder must deliver a written notice of dissent to the ArrangementResolution to Corvus, c/o Cassels Brock & Blackwell LLP, Suite 2200, HSBC Building, 885 WestGeorgia Street, Vancouver British Columbia, Canada V6C 3E8, Attention: Jen Hansen, no laterthan 5:00 p.m., Vancouver time, on January 4, 2022, (or, if the Meeting is adjourned or postponed,5:00 p.m. Vancouver time, on the day that is two business days before the time of the postponed oradjourned Meeting);(b) a dissenting Corvus Shareholder must not have voted his, her or its Corvus Shares at the Meeting,either by proxy or in person, in favour of the Arrangement Resolution, and a vote against theArrangement Resolution or an abstention shall not constitute written notice of dissent;(c) a dissenting Corvus Shareholder may not exercise rights of dissent in respect of only a portion ofsuch dissenting Corvus Shareholder’s Corvus Shares, but may dissent only with respect to all of theCorvus Shares held by such person; and(d) the exercise of such Dissent Right must otherwise comply with the requirements of Sections 237 to247 of the BCBCA, as modified by the Plan of Arrangement, and this Interim Order.25. Notice to the Corvus Shareholders of their Dissent Right with respect to the Arrangement Resolutionshall be given by including information with respect to the Dissent Right in the Circular to be sent toCorvus Shareholders in accordance with this Interim Order.26. Subject to further order of this Court, the rights available to the Corvus Shareholders under the BCBCAand the Plan of Arrangement to dissent from the Arrangement will constitute full and sufficient DissentRights for the Corvus Shareholders with respect to the Arrangement.APPLICATION FOR FINAL ORDER27. Upon the approval, with or without variation, by the Securityholders of the Arrangement Resolution, inthe manner set forth in this Interim Order, Corvus may apply to this Court for, inter alia, an order:(a) pursuant to Section 291(4)(a) of the BCBCA, approving the Arrangement; and(b) pursuant to Section 291(4)(c) of the BCBCA, declaring that the terms and conditions of theArrangement, and the distribution of securities to be effected by the Arrangement, are procedurallyand substantively fair and reasonable to those who will receive securities in the distribution(collectively, the “Final Order”),and the hearing of the Final Order shall be held, via teleconference, at the Courthouse at 800 SmitheStreet, Vancouver, British Columbia at 9:45 a.m. (Vancouver time) on January 11, 2022, or as soonthereafter as the hearing of the FinalOrder can be heard, or at such other date and time as this Court maydirect. 28. The form of Notice of Petition in connection with the Final Order attached to the Wu Affidavit asExhibit “B” is hereby approved as the form of Notice of Proceedings for such approval. AnySecurityholder has the right to appear (either in person or by counsel) and make submissions at thehearing of the application for the Final Order, subject to the terms of this Interim Order.29. Any Securityholder seeking to appear at the hearing of the application for the Final Order must file anddeliver a Response to Petition (a “Response”) in the form prescribed by the Supreme Court Civil Rules,and a copy of all affidavits or other materials upon which they intend to rely, to the Company’s solicitorsat:CASSELS, BROCK & BLACKWELL LLPBarristers and Solicitors2200 – 885 West Georgia StreetVancouver, BC V6C 3E8

Attention: Jessica LewisTelephone: (778) 372-6791by or before 5:00 p.m. (Vancouver time) on the date that is two business days prior to the date of thehearing of the application for the Final Order.30. Sending the Notice of Petition in connection with the Final Order and this Interim Order in accordancewith paragraphs 9 and 10 of this Interim Order shall constitute good and sufficient service of thisproceeding and no other form of service need be made and no other material need be served on personsin respect of these proceedings, except as provided in paragraph 30 below. In particular, service of thePetition to the Court herein and the Wu Affidavit and additional affidavits as may be filed, is dispensedwith.31. The only persons entitled to notice of any further proceedings herein, including any hearing to sanctionand approve the Arrangement, and to appear and be heard thereon, shall be the solicitors for theGuarantor and the Purchaser, and any persons who have delivered a Response in accordance with thisInterim Order.32. In the event the hearing for the Final Order is adjourned, only the solicitors for the Guarantor and thePurchaser, and those persons who have filed and delivered a Response in accordance with this InterimOrder need be provided with notice of the adjourned hearing date and any filed materials.VARIANCE33. Corvus shall, subject to the terms of the Arrangement Agreement, be entitled, at any time, to apply tovary this Interim Order or for such further order or orders as may be appropriate.34. To the extent of any inconsistency or discrepancy between this Interim Order and the Circular, theBCBCA, applicable Securities Laws or the articles of Corvus, this Interim Order will govern.THE FOLLOWING PARTIES APPROVE THE FORM OF THIS ORDER AND CONSENT TOEACH OF THE ORDERS, IF ANY, THAT ARE INDICATED ABOVE AS BEING BY CONSENT:Signature of Lawyer for Corvus Gold Inc.Jessica LewisBy the CourtRegistrar

No.
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA
IN THE MATTER OF SECTION 288 OF THE BUSINESS
CORPORATIONS ACT, S.B.C. 2002, CHAPTER 57,
AS AMENDED
AND
IN THE MATTER OF A PROPOSED ARRANGEMENT
INVOLVING CORVUS GOLD INC., 1323606 B.C. UNLIMITED
LIABILITY COMPANY AND ANGLOGOLD ASHANTI HOLDINGS PLC
AND
CORVUS GOLD INC.
PETITIONER

ORDER MADE AFTER APPLICATION
(Interim Order)

CASSELS BROCK & BLACKWELL LLP
Lawyers
2200 – 885 West Georgia Street
Vancouver, B.C. V6C 3E8
Telephone: (778) 372-7333
Facsimile: (604) 691-6120
E-mail: jlewis@cassels.com
Attention: Jessica Lewis
Matter# 48115-3
FILING AGENT: WEST COAST TITLE SEARCH
D-9

APPENDIX “E”
NOTICE OF PETITION
No. S2110121
Vancouver Registry
IN THE SUPREME COURT OF BRITISH COLUMBIA
IN THE MATTER OF SECTION 288 OF THE BUSINESS CORPORATIONS ACT,
S.B.C. 2002, CHAPTER 57, AS AMENDED
AND
IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING
CORVUS GOLD INC., 1323606 B.C. UNLIMITED LIABILITY COMPANY AND ANGLOGOLD ASHANTI HOLDINGS PLC
AND
CORVUS GOLD INC.
PETITIONER
NOTICE OF PETITION
To:
The holders (the “Corvus Shareholders”) of common shares (the “Corvus Shares”) of Corvus Gold Inc. (“Corvus”), any holder of options to purchase Corvus Shares (the “Optionholders” and together with the Corvus Shareholders, the “Securityholders”)

NOTICE IS HEREBY GIVEN that a Petition to the Court has been filed by the Petitioner, Corvus, in the Supreme Court of British Columbia (the “Court”) for approval of a plan of arrangement (the “Arrangement”) pursuant to the Business Corporations Act, S.B.C. 2002, c.57, as amended (the “BCBCA”).
AND NOTICE IS FURTHER GIVEN that by an Interim Order Made After Application pronounced by Master Elwood on November 25, 2021, the Court has given directions as to the calling of a special meeting of the Securityholders (the “Meeting”), for the purpose of, among other things, considering, voting upon and approving the Arrangement.
AND NOTICE IS FURTHER GIVEN that if the Arrangement is approved at the Meeting, the Petitioner intends to apply to the Court for a final order approving the Arrangement and for a determination that the terms of the Arrangement are procedurally and substantively fair and reasonable (the “Final Order”), which application shall be made via telephone before the presiding Judge in Chambers at the Courthouse, 800 Smithe Street, Vancouver, British Columbia on January 11, 2022, at 9:45 am (Vancouver time), or as soon thereafter as counsel may be heard or at such other date and time as the Court may direct (the “Final Application”).
IF YOU WISH TO BE HEARD, any person affected by the Final Order sought may appear (either in person or by counsel) and make submissions at the Final Application, but only if such person has filed with the Court at the Court Registry, 800 Smithe Street, Vancouver, British Columbia, a Response to Petition (“Response”) in the form prescribed by the Supreme Court Civil Rules, and delivered a copy of the filed Response, together with all affidavits and other material upon which such person intends to rely at the hearing of the Final Application, including an outline of such person’s proposed submission, to the Petitioner at its address for delivery set out below by or before 5:00 p.m. (Vancouver time) on the date that is two business days prior to the date of the hearing of the application for the Final Order:
The Petitioner’s address for delivery is:
CASSELS, BROCK & BLACKWELL LLP
Barristers and Solicitors
E-1

2200 — 885 West Georgia St.
Vancouver, British Columbia, Canada V6C 3E8
Attention: Jessica Lewis
Telephone: (778) 372-6791
IF YOU WISH TO BE NOTIFIED OF ANY ADJOURNMENT OF THE FINAL APPLICATION, YOU MUST GIVE NOTICE OF YOUR INTENTION by filing and delivering the form of “Response” as aforesaid. You may obtain a form of “Response” at the Court Registry, 800 Smithe Street, Vancouver, British Columbia, V6Z 2E1.
AT THE HEARING OF THE FINAL APPLICATION, the Court may approve the Arrangement as presented, or may approve it subject to such terms and conditions as the Court deems fit.
IF YOU DO NOT FILE A RESPONSE and attend, either in person or by counsel, at the time of such hearing, the Court may approve the Arrangement, as presented, or may approve it subject to such terms and conditions as the Court shall deem fit, all without any further notice to you. If the Arrangement is approved, it will significantly affect the rights of the Tahoe Securityholders.
A copy of the said Petition and other documents in the proceeding will be furnished to any Securityholder upon request in writing addressed to the solicitors of the Petitioner at the address for delivery set out above.
Estimated time required: 20 minutes
This matter is not within the jurisdiction of a Master.
Date: November 25, 2021

Signature of lawyer for the Petitioner
Jessica Lewis
E-2

APPENDIX “F”
ARRANGEMENT RESOLUTION
F-1

ARRANGEMENT RESOLUTION
BE IT RESOLVED THAT:
1.
The arrangement (the “Arrangement”) under Division 5 of Part 9 of the Business Corporations Act (British Columbia) of Corvus Gold Inc. (the “Company”), pursuant to the arrangement agreement (the “Arrangement Agreement”) among the Company, 1323606 B.C. Unlimited Liability Company and AngloGold Ashanti Holdings plc, dated September 13, 2021, all as more particularly described and set forth in the proxy statement and information circular of the Company, dated November 25, 2021 (the “Proxy Statement”), accompanying the notice of this meeting (as the Arrangement may be modified or amended in accordance with its terms) is hereby authorized, approved and adopted.

2.
The plan of arrangement of the Company (as it has been or may be amended, modified or supplemented in accordance with the Arrangement Agreement and its terms (the “Plan of Arrangement”)), the full text of which is set out in Appendix C to the Proxy Statement, is hereby authorized, approved and adopted.

3.
The (i) Arrangement Agreement and related transactions, (ii) actions of the directors of the Company in approving the Arrangement Agreement, and (iii) actions of the directors and officers of the Company in executing and delivering the Arrangement Agreement, and any amendments, modifications or supplements thereto, are hereby ratified and approved.

4.
The Company be and is hereby authorized to apply for a final order from the Supreme Court of British Columbia (the “Court”) to approve the Arrangement on the terms set forth in the Arrangement Agreement and the Plan of Arrangement (as they may be amended, modified or supplemented and as described in the Proxy Statement).

5.
Notwithstanding that this resolution has been passed (and the Arrangement adopted) by the shareholders and holders of stock options of the Company or that the Arrangement has been approved by the Court, the directors of the Company are hereby authorized and empowered to, at their discretion, without notice to or approval of the shareholders or holders of stock options of the Company: (i) amend, modify or supplement the Arrangement Agreement or the Plan of Arrangement to the extent permitted by the Arrangement Agreement and/or the Plan of Arrangement; and (ii) subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement and related transactions.

6.
Any officer or director of the Company is hereby authorized and directed for and on behalf of the Company to execute or cause to be executed and to deliver or cause to be delivered all such other documents and instruments and to perform or cause to be performed all such other acts and things as such person determines may be necessary or desirable to give full effect to the foregoing resolution and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document or instrument or the doing of any such act or thing.

[Remainder of page intentionally left blank.]
F-2

APPENDIX “G”
FORT CAPITAL PARTNERS VALUATION AND OPINION

Fort Capital Partners 1010 – 510 Burrard Street Vancouver, BC V6C 3A8
September 12, 2021
The Special Committee of the Board of Directors & the Board of Directors
Corvus Gold Inc.
1750 – 700 West Pender Street
Vancouver, BC V6C 1G8
To the Members of the Special Committee and the Board of Directors:
Fort Capital Partners British Columbia (“Fort Capital”, “we” or “us”) understands that Corvus Gold Inc. (“Corvus” or the “Company”), 1323606 B.C. Unlimited Liability Company (the “Acquiror”) and AngloGold Ashanti Holdings plc (“AngloGold”) propose to enter into an arrangement agreement to be dated September 13, 2021 (the “Arrangement Agreement”) pursuant to which the Acquiror will acquire all of the issued and outstanding common shares of Corvus (the “Shares”) other than the Shares already owned by AngloGold and its affiliates (the “Transaction”). In accordance with the Arrangement Agreement, each holder of Shares other than AngloGold or its affiliates (the “Public Shareholders”) will be entitled to receive, in exchange for each Share held by such holder, C$4.10 in cash (the “Consideration”).
Fort Capital also understands that the Transaction is proposed to be effected by way of an arrangement of the Company under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “Arrangement”). The above description is summary in nature and the specific terms and conditions of the Arrangement are set forth in the Arrangement Agreement.
A special committee comprised of independent directors of the board of directors of Corvus (the “Special Committee”) has been formed to, among other matters, review the Transaction and provide a recommendation with respect to the Transaction to the board of directors of the Company as to whether it should recommend the Transaction to the Public Shareholders of the Company other than AngloGold or its affiliates.
The Special Committee has determined that the Transaction is a “business combination” under Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions (“MI 61-101”), and in accordance with MI 61-101, will require (i) the approval of a simple majority of the votes cast by the Public Shareholders present in person or represented by proxy at the special meeting of shareholders to be held to consider the Transaction, other than any related party of the members of AngloGold Ashanti Limited and its subsidiaries (the “AGA Group”), and any joint actor with the AGA Group will have their votes excluded from the majority-of-the-minority vote; and (ii) the preparation of a formal valuation (the “Valuation”, as defined in MI 61-101) of the Shares being acquired by the Acquiror.
The Special Committee has retained Fort Capital to provide it with advice in evaluating the Transaction, including the preparation and delivery of the Valuation and an opinion as to whether the Consideration is fair, from a financial point of view, to the Public Shareholders (the “Fairness Opinion” and together with the Valuation, the “Opinions”).
Unless otherwise noted, all figures referred to herein are expressed in Canadian Dollars. Unless otherwise noted, all years referred to herein are the fiscal years ended May 31.
Background and Engagement of Fort Capital
Fort Capital was first contacted by Corvus regarding a potential assignment on July 22, 2021 and we were retained by the Special Committee by a letter agreement dated July 29, 2021 (the “Engagement Agreement”).
The Engagement Agreement provides for the payment to us of a retainer fee and payment upon the delivery of the Opinions to the Special Committee. None of the fees payable to us under the Engagement Agreement are contingent upon the conclusions reached by us in either the Valuation or the Fairness Opinion, or upon the completion of the Transaction.

In addition, the Company has agreed to indemnify us in respect of certain liabilities that might arise out of our engagement. The fees payable to us pursuant to the Engagement Agreement are not financially material to us. No understandings or agreements exist between us and either Corvus, the Acquiror or AngloGold with respect to future financial advisory or investment banking business.
The Valuation has been prepared in accordance with the Canadian Institute of Chartered Business Valuators Standard 110 for Valuation Opinions. Additionally, Fort Capital has conducted other such analyses as it considered necessary in the circumstances to prepare and deliver the Opinions. In addition, the Opinions have been prepared in accordance with the Disclosure Standards for Formal Valuations and Fairness Opinions of the Investment Industry Regulatory Organization of Canada (“IIROC”), though Fort Capital is not a member of IIROC and IIROC has not been involved in the preparation or review of the Opinions. The Opinions are not, and should not be construed as, advice as to the price at which the securities of Corvus may trade at any time.
Fort Capital consents to the inclusion of this Valuation and Fairness Opinion in its entirety and a summary thereof in the Information Circular and to the filing thereof by the Company with the securities commissions or similar regulatory authorities in each province in Canada and the U.S. Securities and Exchange Commission.
Credentials and Independence of Fort Capital
Fort Capital is an independent investment banking firm which provides financial advisory services to corporations, business owners, and investors. Members of Fort Capital in British Columbia, Ontario and Alberta are professionals that have been financial advisors in a significant number of transactions involving public and private companies in North America and have experience in preparing fairness opinions and valuations. The opinions expressed herein are the opinions of Fort Capital, and the form and content hereof have been approved for release by Fort Capital.
Fort Capital has considered the requirements of MI 61-101 regarding the independence and qualifications of a valuator and we are of the view that we are an “independent valuator” (as the term is described in MI 61-101) with respect to all Interested Parties, as later defined.
Neither Fort Capital, nor any of our affiliates, is an insider, associate, or affiliate (as those terms are defined in the Securities Act (Ontario)) of Corvus, the Acquiror, AngloGold, or any of their respective associates or affiliates (collectively, the “Interested Parties”). Fort Capital is not acting as an advisor to Corvus or any Interested Party in connection with any matter, other than acting as advisor to the Special Committee as described herein.
Other than our engagement by the Special Committee on behalf of Corvus in connection with the Transaction, Fort Capital has not been engaged to provide any financial advisory services nor have we participated in any financings involving the Interested Parties within the past two years.
Fort Capital does not have a financial interest in the completion of the Arrangement and the fees paid to Fort Capital in connection with our engagement do not give Fort Capital any financial incentive in respect of the conclusion reached in the Opinions or in the outcome of the Arrangement. There are no understandings, agreements or commitments between Fort Capital and any of the Interested Parties with respect to any future business dealings.
Scope of Review
In preparing the Opinions, Fort Capital has, among other things, reviewed, considered and relied upon, without attempting to verify independently the completeness or accuracy thereof, the following:
(a)
a draft of the Arrangement Agreement dated September 8, 2021;

(b)
a draft of the Lock-up Agreements dated September 8, 2021;

(c)
a non-binding proposal letter from AngloGold dated July 13, 2021;

(d)
a loan agreement between Corvus and AngloGold dated May 4, 2021;

(e)
a Technical Report (NI 43-101) titled “Technical Report and Preliminary Economic Assessment for Gravity Milling and Heap Leach Processing at the North Bullfrog Project”, dated November 21, 2020 with an effective date of October 7, 2020 (the “NBP Report”);

(f)
a Technical Report (NI 43-101) titled “Technical Report and Preliminary Economic Assessment for BiOx Mill and Heap Leach Processing at the Mother Lode Project”, dated November 21, 2020 and effective October 7, 2020 (the “ML Report” and together with the NBP Report, the “Technical Reports”);

(g)
consolidated annual financial statements of the Company for the years ended May 31, 2021, 2020, 2019 and 2018, together with the notes thereto and the auditor’s reports thereon;

(h)
management’s discussion and analysis of the results of operations and financial condition for the Company for the years ended May 31, 2021, 2020, 2019 and 2018;

(i)
interim financial statements and associated management’s discussion and analysis documents for the periods ending August 31, 2020, November 30, 2020 and February 28, 2021;

(j)
various material change reports and press releases as filed by the Company over the past 3 years;

(k)
certain publicly available information relating to the business, operations, financial condition and trading history of the Company and other selected public companies that we considered relevant;

(l)
public information with respect to precedent transactions we considered relevant;

(m)
certain internal management forecasts, projections, estimates and budgets prepared or provided by or on behalf of management of the Company relating to the business, operations and financial condition of the Company;

(n)
various presentations prepared by management of the Company;

(o)
discussions with senior management of the Company relating to the current business plans, financial conditions and prospects of the Company;

(p)
representations contained in a separate certificate dated September 12, 2021 addressed to Fort Capital from senior management of the Company as to the completeness, accuracy and fair presentation of the information upon which the Valuation is based;

(q)
various research publications prepared by industry and equity research analysts regarding the Company, including other gold developer entities we considered relevant;

(r)
discussions with legal counsel to the Company with respect to various legal matters relating to the Transaction and other matters considered relevant; and

(s)
such other information, investigations, analyses and discussions as we considered necessary or appropriate in the circumstances.

Fort Capital has not, to the best of our knowledge, been denied access by Corvus to any information we requested.
Prior Valuations
Senior management of the Company has represented to Fort Capital that, to the best of their knowledge, there have been no prior valuations (as defined for the purposes of MI 61-101) of Corvus or any of its material assets or subsidiaries prepared within the past twenty-four (24) months.
Assumptions and Limitations
The Opinions are subject to the assumptions, qualifications and limitations below.
We have relied upon, and have assumed the completeness, accuracy and fair presentation of, all financial and other information, data, advice, opinions and representations obtained by us from public sources, or provided to us by Corvus, or otherwise obtained by us pursuant to our engagement, and our Opinions are conditional upon such completeness, accuracy and fair presentation. Without limiting the generality of the foregoing, our descriptions in this Valuation and Fairness Opinion of Corvus, its assets, businesses, and operations are derived from information that we have obtained from the Company or from other such publicly available sources. Subject to the exercise of professional judgment and except as expressly described herein, we have not been requested to or attempted to verify independently the accuracy, completeness or fairness of presentation of any such information, data, advice, opinions and representations. We have not met separately with the independent auditors of Corvus in connection with preparing the Opinions and we have assumed the accuracy and fair presentation of, and relied upon, the audited financial statements and reports of the auditors therein, in addition to unaudited interim financial statements for the Company.
With respect to the historical financial data, operating and financial forecasts, and budgets provided to us and relied upon in our financial analyses, we have assumed that they have been reasonably prepared on bases reflecting the most reasonable assumptions, estimates, and judgments of management of the Company, having regard to the business, plans, taxation levels, financial condition and prospects for Corvus.
We have also assumed that the Transaction will be completed substantially in accordance with the terms thereof and in the manner described in the Arrangement Agreement and that the Information Circular will disclose all material facts relating to the Transaction and will satisfy all applicable legal requirements.
Senior management of the Company has represented to us in a certificate dated the date hereof, among other things, that the information, data, and other material (financial or otherwise) provided to us by or on behalf of the Company, including the written information and discussions concerning the Company referred to above under the heading “Scope of Review” (collectively, the “Information”), are complete and correct at the date the Information was provided to us, and that the Company does not have any information or knowledge of any facts not public or otherwise specifically provided to us relating to the Company which would reasonably be expected to affect materially the Opinions to be given by us; that with the exception of forecasts, projections or estimates, the written information and written data provided to us by Corvus in connection with the Transaction is or, in the case of historical information or data, was, at the date of preparation, true and accurate in all material respects and no additional material, data or information would be required to make the data provided to us by the Company not misleading in light of the circumstances in which it was prepared (except to the extent that any such Information has been superseded by Information subsequently delivered to Fort Capital); and that to the extent that any of the data referred to above is historical, there have been no changes in material facts or new material facts since the respective dates thereof which have not been disclosed to us or updated by more current information or data disclosed.
We are not legal, tax or accounting experts and we express no opinion concerning any legal, tax or accounting matters concerning the Transaction or the sufficiency of this Valuation and Fairness Opinion for those purposes.
Our Valuation is rendered on the basis of securities markets, economic and general business and financial conditions prevailing as at September 10, 2021 (the “Valuation Date”) and the conditions and prospects, financial and otherwise, of Corvus as reflected in the Information and as represented to us in our discussions with management of Corvus. In our analyses and in connection with the preparation of this Valuation and Fairness Opinion, we made numerous assumptions with respect to industry performance, general business, markets and economic conditions and other matters, many of which are beyond the control of any party involved in the Transaction.
This Valuation and Fairness Opinion is being provided to the Special Committee for its use in considering the Transaction and may not be relied upon by any person, other than the members of the Special Committee or the board of directors of the Company, or used for any other purpose, without our prior written consent in each specific instance.
This Valuation and Fairness Opinion is not intended to be and does not constitute a recommendation to the Special Committee as to whether they should approve the Transaction, nor as a recommendation to any shareholder as to how to vote or act at any meeting of shareholders called for the purpose of considering the Transaction, or as an opinion concerning the trading price or value of any securities of the Company following the announcement or completion of the Transaction. We do not assume any responsibility or liability for losses incurred by any party as a result of this Valuation and Fairness Opinion contrary to its stated purpose and the limitations described herein.
We believe that our financial analyses must be considered as a whole and that selecting portions of our analyses and the factors we considered, without considering all factors and analyses together, could create a misleading view of the process underlying the Valuation and Fairness Opinion. The preparation of a valuation and fairness opinion is complex and is not necessarily susceptible to partial analysis or summary description and any attempt to do so could lead to undue emphasis on any particular factor or analysis.
The conclusions of our Valuation and Fairness Opinion are given as of the date hereof and, although we reserve the right to change or withdraw the Valuation and Fairness Opinion if we learn that any of the information that we relied upon in preparing the Valuation and Fairness Opinion was inaccurate, incomplete or misleading in any material respect, we disclaim any obligation to change or withdraw the Valuation and Fairness Opinion, to advise any person of any change that may come to our attention, or to update the Opinions, after the date hereof.
Overview of Corvus
The following discussion does not purport to be a complete description of Corvus and should not be relied upon as such. Other material information may be found in the public filings made by the Company as part of its continuous disclosure obligations. The discussion below is intended to highlight some of the most relevant factors pertaining to the Company that we considered in the Valuation and Fairness Opinion.
Corvus was spun out of International Tower Hill Mines Ltd. by way of plan of arrangement on August 26, 2010 under the laws of British Columbia. The Shares are listed for trading on the Toronto Stock Exchange (the “TSX”) and the Nasdaq Capital Market, in each case under the trading symbol “KOR”.
Corvus is a mineral exploration company engaged in the acquisition, exploration and development of mineral properties. The Company currently holds or has the rights to acquire interests in the North Bullfrog Project (“North Bullfrog” or “NBP”) and the Mother Lode Project (“Mother Lode” or “ML”), both of which are located in Nevada. In addition, the Company has extended its claims holdings in unstaked areas lying between properties owned by Coeur Mining Inc. (“Coeur Mining”) and AngloGold called the Lynnda Strip. Both the North Bullfrog and Mother Lode properties are at the Preliminary Economic Assessment (“PEA”) stage and NI 43-101 technical reports for both projects were filed on November 21, 2020. The Company’s projects have not reached commercial production and the Company’s historical financial results are a reflection of the expenditures incurred to advance the projects.
The NBP PEA estimates a 15-year mine life, resulting in a base case after-tax net present value (“NPV”) at a 5% discount rate of US$452 million and an internal rate of return (“IRR”) of 47%. The ML project PEA estimates a 9-year mine life, resulting in a base case after-tax NPV at a 5% discount rate of US$303 million and an IRR of 23%. The mineral resource summary for NBP and ML is shown below:
Figure 1 — Resource Summary(1)(2)
	Tonnage (Mt)	Grade
Classification		Au (g/t)	Ag (g/t)
North Bullfrog
Measured and Indicated	192.1	0.34	1.67
Inferred	67.7	0.19	0.60
Mother Lode
Measured and Indicated	60.2	0.80	0.78
Inferred	9.9	0.55	1.26

(1)
Mineral Reserve and Resources from NBP Report.

(2)
Mineral Reserve and Resources from ML Report.

The Company has not generated revenue from operations since its inception and its assets are exploration stage properties. The Company has a history of losses and expects to continue to incur losses in the future until such time that one of its properties enters commercial production. Over the past two (2) years, the Company has spent approximately $4 million per quarter.
The Company has historically financed its operations through the issuance of equity and it has raised over $32 million in equity capital since 2018, at prices ranging from $1.80 to $2.60 per share. On May 4, 2021, the Company entered into a loan agreement with AngloGold to fund up to US$20 million towards the ongoing exploration, permitting and pre-development work at the NBP and ML projects. As of August 4, 2021, the latest date on which financial information was provided to Fort Capital, the Company had drawn down approximately half of the AngloGold facility, which represented the significant majority of the Company’s cash balances.
Figure 2 — Historical Results and Balance Sheet
Income Statement (C$)	Fiscal Year Ended as at May 31,
	2019	2020	2021
Operating Expenses
Administration	430	429	364
Consulting Fees	1,054,967	1,931,197	2,276,870
Depreciation	15,069	61,513	69,388
Exploration	5,636,641	9,766,264	14,915,361
Insurance	213,548	234,846	459,163
Investor Relations	1,308,792	1,631,230	1,635,042
Office and Misc.	119,687	139,338	132,456
Professional Fees	376,322	374,012	503,696
Regulatory	162,313	185,277	321,628
Rent	74,529	18,179	11,384
Travel	275,602	272,674	82,139
Wages and Benefits	1,782,198	2,264,435	2,479,953
Total Operating Expenses	11,020,098	16,879,394	22,887,444
Other Income
Interest Income (Expense)	76,835	255,410	30,676
Foreign Exchange Gain (Loss)	85,258	417,332	(263,709)
Exchange Difference on Translation	258,813	196,103	(752,310)
Total Other Income (Loss)	420,906	868,845	(985,343)
Comprehensive Loss for the Year	(10,599,192)	(16,010,549)	(23,872,787)

Balance Sheet (C$)	May 31, 2021
Assets
Cash & Equivalents(1)	11,440,745
Accounts Receivable	11,741
Prepaid Expenses	499,747
Total Current Assets	11,952,233
Property & Equipment	73,457
Right-of-Use Assets	88,996
Capitalized Acquisition Costs	5,268,783
Total Assets	17,383,469
Liabilities & Shareholders’ Equity
Accounts Payable and Accrued Liabilities	1,835,240
Lease Liabilities	67,287
Notes Payable(1)	12,061,257
Total Current Liabilities	13,963,784
Asset Retirement Obligations	326,691
Lease Liabilities	32,600
Total Liabilities	14,323,075
Share Capital	124,919,558
Contributed Surplus	17,769,880
Accumulated Other Comprehensive Income	826,016
Deficit	(140,455,060)
Total Shareholders’ Equity	3,060,394
Total Liabilities and Shareholders’ Equity	17,383,469

(1)
Balance sheet has been adjusted to reflect a subsequent loan draw of US$5 million which occurred on June 28, 2021, which has been added to Cash & Equivalents and Notes Payable.

At the Valuation Date, Corvus had a market capitalization and enterprise value of $528 million.
The documents filed by Corvus with the securities commissions or similar authorities in Canada are available on the System for Electronic Document Analysis and Retrieval, or “SEDAR”.
Historical Share Trading
The volume weighted average price (“VWAP”) on the TSX in the five days and 20 days prior to and including May 5, 2021, the day before the AngloGold loan agreement was announced (the “Unaffected Date”), which contained exclusivity provisions and saw considerable speculation with regards to an eventual offer from AngloGold, was $2.56 and $2.52 per share, respectively. In addition, the VWAP on the TSX in the five days and 20 days prior to the announcement of the non-binding proposal from AngloGold on July 13, 2021 (the “Announced Proposal Date”) was $3.33 and $3.40, respectively. The Consideration represents a premium of approximately 63% to the 20-day TSX VWAP prior to the Unaffected Date and a premium of approximately 21% based on Corvus’ 20-day TSX VWAP prior to the Announced Proposal Date.

Figure 3 — Corvus Gold (TSX:KOR) Trading History
Approach to Value
The Valuation is based on techniques and assumptions that Fort Capital considers appropriate in the circumstances for the purposes of arriving at an opinion as to the range of fair market value for the Shares of the Company not owned by AngloGold.
Fair market value (“FMV” or “Fair Market Value”) means the monetary consideration that, in an open and unrestricted market, a prudent and informed buyer would pay to a prudent and informed seller, each acting at arm’s length with the other, where neither party is under any compulsion to act.
The FMV of the Shares was analyzed on a going concern basis and is expressed on an en bloc basis. The assumption that the Company can be regarded as a going concern is significant (and outlined as a risk in the auditor’s report in the Company’s financial statements) and there is no certainty that the Company will be able to continue to meet its financial obligations and secure sufficient funds to finance working capital and complete the development of the NB and ML projects. However, given the substantial progress to date, including the development of a substantial resource at each project as well as the underlying PEAs, combined with the future earnings potential of the projects (which would be far in excess of liquidation value), a going concern assumption was deemed appropriate.
In accordance with MI 61-101, we have not made any downward adjustment to the value of the Shares to reflect the liquidity of the Shares, the effect of the Transaction on the Shares, or the fact that the Shares held by the Company do not form a part of a controlling interest. We have also not taken into account any potential synergies that could accrue to the Acquiror as it relates to the Transaction, other than the elimination of public company costs, which would be available to any potential acquiror of the Company.
While special purchasers were considered and it is likely that the Acquiror would be considered a special purchaser given the existing relationships between the two companies as well as the adjacent land holdings, any potential benefits that would accrue to the Acquiror are speculative in nature and there is insufficient information available to determine any specific amount of any potential net value-added. As such, the existence of special purchasers has not influenced the conclusion of this Valuation.
Valuation Methodologies
In reaching our conclusion with respect to the Valuation, we have considered the following:
I.
Multi step discounted cash flow (“DCF”) analysis, including:

a.
NPV analysis using a 5% discount rate (being the industry standard for gold projects) on individual projects, including sensitivity to selected scenarios;

b.
Sum of the Parts analysis to determine Net Asset Value (“NAV”);

c.
Application of a risk multiple to the determined NAV;

II.
“Fully financed” or “Standalone” NAV analysis;

III.
Comparable companies analysis; and

IV.
Precedent transactions analysis.

Given the relatively early-stage nature of the NBP and ML projects, the anticipated production, grade and cost profiles of the projects, the discounted cash flow approach was deemed the most appropriate. DCF analysis is also reflective of the impact of changes in commodity prices, capital expenditures and working capital influences. Operational forecast assumptions used were largely based on the PEA studies along with discussions with management.
With respect to comparable company analysis, Fort Capital considered Price/NAV multiples of comparable gold developers as well as asset-based measures based on enterprise value/resource ounce multiples. With respect to precedent gold projects, Fort Capital considered Price/NAV multiples as well as asset-based measures including enterprise value/resource ounce multiples as well as total acquisition cost (“TAC”) metrics.
Discounted Cash Flow Methodology
The principal valuation methodology we have used is the DCF approach. Fort Capital based its analysis primarily on the Technical Reports and associated models that were effective as at October 7, 2020. Fort Capital then undertook to update and revise the analysis based on discussions with management as well as current market conditions. The changes included:
•
updated gold and silver prices to reflect current consensus commodity pricing;

Figure 4 — Consensus Commodity Prices(3)
Consensus Long-Term Prices
Gold (US$/oz)	$1,600
Silver (US$/oz)	$21.00

•
the addition of pre-construction development expenditures to bring the North Bullfrog project to a final investment decision stage;

•
reflection of corporate G&A required above the mine level (excluding any public company costs that would be eliminated as part of the Transaction);

•
assumption of a construction start date of 2023 and 2026 for North Bullfrog and Mother Lode, respectively; and

•
reflection of the Valuation Date, versus the starting construction dates as set out in the PEA models.

A summary of the key inputs used in the DCF models as well as the summary models are shown below:
Figure 5 — Standalone Model Summary
	North Bullfrog (NB)	Mother Lode (ML)	NB + ML
Initial Production	2024	2027	2024
Mine Life	15 years	9 years	15 years
LT Gold Price (US$/oz)	$1,600	$1,600	$1,600
LT Silver Price (US$/oz)	$21.00	$21.00	$21.00
LOM Au Production	1,467koz	1,377koz	2,844koz
LOM Ag Production	3,204koz	638koz	3,842koz
Annual Avg Au Production	98koz	153koz	190koz
Annual Avg Ag Production	214koz	71koz	256koz

(3)
Consensus built based on nine brokers as of August 9, 2021.

Figure 6 — North Bullfrog Financial Model Summary
		Y-1	Y1	Y2	Y3	Y4	Y5	Y6	Y7	Y8	Y9	Y10	Y11	Y12	Y13	Y14	Y15
		2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035	2036	2037	2038
Payable Gold Ounces	(koz)		73.6	148.2	195.7	188.8	170.4	134.5	117.7	93.9	91.7	74.4	68.7	56.7	38.5	10.5	3.2
Payable Silver Ounces	(koz)		244.5	676.7	632.8	455.6	342.4	270.0	176.9	74.2	51.9	94.7	97.9	49.0	29.0	6.4	2.0
Gold Price	(US$/oz)		$1,600	$1,600	$1,600	$1,600	$1,600	$1,600	$1,600	$1,600	$1,600	$1,600	$1,600	$1,600	$1,600	$1,600	$1,600
Silver Price	(US$/oz)		$21.00	$21.00	$21.00	$21.00	$21.00	$21.00	$21.00	$21.00	$21.00	$21.00	$21.00	$21.00	$21.00	$21.00	$21.00
Gold Revenue	(US$M)		$117.7	$237.1	$313.1	$302.1	$272.6	$215.1	$188.4	$150.2	$146.8	$119.1	$109.9	$90.8	$61.7	$16.7	$5.2
Silver Revenue	(US$M)		$5.1	$14.2	$13.3	$9.6	$7.2	$5.7	$3.7	$1.6	$1.1	$2.0	$2.1	$1.0	$0.6	$0.1	$0.0
Total Revenue	(US$M)		$122.9	$251.4	$326.4	$311.7	$279.8	$220.8	$192.1	$151.7	$147.9	$121.0	$111.9	$91.8	$62.3	$16.9	$5.2
Less: Royalties	(US$M)		—	—	$(1.8)	$(2.5)	$(1.2)	$(0.9)	$(0.9)	$(0.9)	$(0.9)	—	—	—	—	—	—
Net Revenue	(US$M)		$122.9	$251.4	$324.7	$309.2	$278.6	$219.9	$191.2	$150.8	$147.0	$121.0	$111.9	$91.8	$62.3	$16.9	$5.2
Operating Expenses
Waste Mining	(US$M)	—	$(78.8)	$(27.7)	$(36.6)	$(26.8)	$(23.7)	$(19.8)	$(17.3)	$(16.5)	$(19.8)	$(24.7)	$(24.7)	$(21.4)	$(12.4)	—	—
Ore Mining	(US$M)	—	$(20.4)	$(21.4)	$(26.4)	$(28.0)	$(33.3)	$(39.0)	$(38.7)	$(35.3)	$(35.3)	$(27.8)	$(27.7)	$(28.0)	$(16.2)	—	—
Processing/Leaching/Trucking/ rehandle	(US$M)	—	$(21.6)	$(24.0)	$(28.7)	$(29.5)	$(33.8)	$(39.0)	$(35.8)	$(29.2)	$(29.2)	$(27.4)	$(27.0)	$(23.2)	$(17.8)	$(10.1)	$(4.5)
G&A	(US$M)	—	$(4.5)	$(4.8)	$(5.1)	$(4.9)	$(4.8)	$(4.7)	$(4.7)	$(4.6)	$(4.6)	$(4.6)	$(4.6)	$(4.5)	$(3.8)	$(2.9)	$(1.5)
Mine Equipment Finance Charges	(US$M)	—	$(3.8)	$(3.2)	$(2.5)	$(1.8)	$(1.1)	$(0.4)	$(0.1)	$(0.0)	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Depreciation	(US$M)	—	$(10.6)	$(22.5)	$(34.5)	$(34.4)	$(43.8)	$(35.0)	$(30.1)	$(23.6)	$(30.1)	$(23.8)	$(21.1)	$(16.6)	$(10.3)	$(2.6)	$(0.7)
Credit Stockpile Mining Cost	(US$M)	—	$1.4	—	$(0.5)	—	—	$(1.0)	—	—	—	—	—	—	—	—	—
Environmental & Reclamation	(US$M)	—	—	—	—	—	—	—	—	$(0.3)	$(0.3)	$(1.9)	$(5.6)	$(6.4)	$(5.5)	$(3.7)	$(1.3)
EBT	(US$M)	—	$(15.4)	$147.8	$190.5	$183.8	$138.0	$81.1	$64.4	$41.3	$27.6	$10.8	$1.3	$(8.4)	$(3.8)	$(2.3)	$(2.8)
Nevada NPT	(US$M)	—	—	$(7.9)	$(10.6)	$(10.5)	$(8.5)	$(5.2)	$(4.0)	$(2.5)	$(2.1)	$(1.1)	$(0.6)	—	—	—	—
Federal Income Tax	(US$M)	—	—	$(4.3)	$(30.5)	$(29.9)	$(22.7)	$(12.5)	$(9.5)	$(5.7)	$(4.9)	$(2.7)	$(1.5)	—	—	—	—
Depreciation	(US$M)	—	$10.6	$22.5	$34.5	$34.4	$43.8	$35.0	$30.1	$23.6	$30.1	$23.8	$21.1	$16.6	$10.3	$2.6	$0.7
Capital Expenses & Working Capital	(US$M)	$(167.4)	$(4.4)	$(10.8)	$(30.2)	$(6.4)	$(64.5)	$(2.0)	$2.3	$2.0	$(26.4)	$2.2	$2.1	$1.7	$1.3	$0.3	$0.1
Net Cash Flow After Tax	(US$M)	$(167.4)	$(9.2)	$147.2	$153.6	$171.4	$86.1	$96.4	$83.3	$58.6	$24.4	$33.0	$22.3	$9.9	$7.8	$0.6	$(2.0)
NPV	(US$M)	$483

Figure 7 — Mother Lode Financial Model Summary
		Y-1	Y1	Y2	Y3	Y4	Y5	Y6	Y7	Y8	Y9
	units	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035
Gold Ounces	(koz)	—	213.8	170.4	252.2	178.5	73.5	180.7	211.1	87.6	9.4
Silver Ounces	(koz)	—	11.1	200.2	27.4	102.8	55.7	35.1	82.9	121.5	1.7
Gold Price	(US$/oz)	—	$1,600	$1,600	$1,600	$1,600	$1,600	$1,600	$1,600	$1,600	$1,600
Silver Price	(US$/oz)	—	$21.00	$21.00	$21.00	$21.00	$21.00	$21.00	$21.00	$21.00	$21.00
Gold Revenue	(US$M)	—	$342.0	$272.7	$403.5	$285.7	$117.6	$289.2	$337.7	$140.2	$15.1
Silver Revenue	(US$M)	—	$0.2	$4.2	$0.6	$2.2	$1.2	$0.7	$1.7	$2.6	$0.0
Total Revenue	(US$M)	—	$342.3	$276.9	$404.1	$287.8	$118.7	$289.9	$339.4	$142.7	$15.1
Less: Royalties	(US$M)	—	$(6.8)	$(5.5)	$(8.1)	$(5.8)	$(2.4)	$(5.8)	$(6.8)	$(2.9)	$(0.3)
Net Revenue	(US$M)	—	$335.4	$271.4	$396.0	$282.1	$116.4	$284.1	$332.6	$139.9	$14.8
Operating Expenses
Waste Mining	(US$M)	—	$(92.7)	$(50.3)	$(8.7)	$(91.2)	$(69.3)	$(25.3)	$(15.5)	—	—
Ore Mining	(US$M)	—	$(16.9)	$(9.0)	$(30.9)	$(1.8)	$(1.6)	$(15.9)	$(16.3)	—	—
Processing/Leaching/Trucking/rehandle	(US$M)	—	$(67.2)	$(83.7)	$(71.0)	$(78.2)	$(59.5)	$(69.3)	$(77.1)	$(79.8)	$(5.5)
G&A	(US$M)	—	$(5.2)	$(5.1)	$(5.3)	$(5.1)	$(4.8)	$(5.1)	$(5.2)	$(4.8)	$(4.2)
Mine Equipment Finance Charges	(US$M)	—	$(4.0)	$(3.2)	$(2.4)	$(1.7)	$(1.0)	$(0.2)	$0.0	$0.0	$0.0
Depreciation	(US$M)	—	$(72.7)	$(58.8)	$(87.9)	$(67.1)	$(28.9)	$(69.8)	$(74.2)	$(27.8)	$(2.6)
Credit Stockpile Mining Cost	(US$M)	—	—	—	—	—	—	—	—	—	—
Environmental & Reclamation	(US$M)	—	—	—	—	—	—	$(2.1)	$(2.8)	$(2.0)	$(4.8)
EBT	(US$M)	—	$76.8	$61.3	$189.9	$37.0	$(48.6)	$96.3	$141.6	$25.4	$(2.4)
Nevada NPT	(US$M)	—	$(4.0)	$(5.0)	$(13.0)	$(4.2)	—	$(7.3)	$(9.8)	$(1.5)	—
Federal Income Tax	(US$M)	—	—	$(0.0)	$(29.5)	$(5.4)	—	$(5.6)	$(21.2)	$(3.0)	—
Depreciation	(US$M)	—	$72.7	$58.8	$87.9	$67.1	$28.9	$69.8	$74.2	$27.8	$2.6
Capital Expenses & Working Capital	(US$M)	$(406.3)	$(22.7)	$(6.0)	$(3.1)	$(20.2)	$(9.6)	$3.1	$10.8	$3.3	$0.3
Net Cash Flow After Tax	(US$M)	$(406.3)	$122.7	$109.1	$232.1	$74.2	$(29.3)	$156.4	$195.4	$52.0	$0.6
NPV	(US$M)	$268
Fort Capital then considered the impact of various discount rates and commodity prices on the NPV of the revised modelled scenarios to generate a range of values for both North Bullfrog and Mother Lode projects.

Sum of the Parts Analysis
Building from the results of the NPV of North Bullfrog and Mother Lode, we then adjusted for the determined values of other assets (including Lynnda Strip and other exploration properties), the impact of pre-construction and development expenses and corporate G&A, as well as balance sheet adjustments to determine a Net Asset Value for Corvus as a whole as well as on a per share basis (“Net Asset Value per Share” or “NAVPS”).
Figure 8 — Sum of the Parts / NAV Analysis
			Selected Value Range
Component	Description and Rationale	Methodologies Considered	Low (US$M)	High (US$M)
North Bullfrog	NPV of free cash flow	• NPV 5% as of September 10, 2021 • Consensus LT Au and Ag prices • Construction start in 2023	$401	$564
Mother Lode	NPV of free cash flow	• NPV5% as of September 10, 2021 • Consensus LT Au and Ag prices • Construction start in 2026	$197	$340
Exploration Value (Lynnda Strip)	Early-stage exploration with no resource	• 250-500koz of AuEq resource • $50-$35/oz multiple	$13	$18
Other Values	Exploration properties other than Lynnda Strip	• Estimate	$5	$10
Corporate Expenses (after-tax)		• $4M in 2021 • $20M in 2022 • $3M/year in 2023+ • $100k/year 2021+ for leases • 5.0% discount rate	$(50)	$(50)
Gross Asset Value			$565	$881
Less: Debt			$(10)	$(10)
Add: Cash			$9	$9
Net Asset Value			$564	$880
Shares Outstanding (Treasury Stock Method)			138.1	138.7
NAVPS (US$/share)			$4.09	$6.35
NAVPS (C$/share)			$5.17	$8.02
Fort Capital further considered the impact of commodity price changes on the Company NAV as a whole, whereby a US$100/oz led to a $1.10 change in the NAVPS. In addition, a 1-year delay in the projected start of construction resulted in a $0.41 decrease in NAVPS, and a 10% increase in capex would decrease NAVPS by $0.39.
NAV Multiples
While industry standard is to use a 5% discount rate to allow for comparison of cash flows from different projects (and is used in the Technical Reports), any single discount rate would not necessarily reflect the associated risks of bringing any specific project into commercial production. There is considerable risk associated with the permitting, development and construction of any mining project, and this is primarily the reason as to why most development companies trade at a substantial discount to their underlying project or corporate NAVs.
These discounts encapsulate multiple risk factors including (but not limited to):
•
Mine/project location (e.g. “mine friendly” jurisdictions versus politically less stable regions);

•
Stage of project and expected time to commercial production (resource, preliminary economic assessment, pre-feasibility, feasibility and construction);

•
Ease of permitting (impacting timing and cost estimates);

•
Type of ore body and associated mining and processing technologies, including relative capex intensity; and

•
Potential for additional exploration upside.

In considering the North Bullfrog project, we note it is located in a stable jurisdiction, has a straightforward timeline to commercial production, well known permitting and processing techniques (standard heap leach operation for oxide ore), along with modest exploration upside (based on discussions with management), which would lead to the mid- to higher level of the range of NAV multiples (0.6x-0.7x).
While located in the same jurisdiction as North Bullfrog, the Mother Lode orebody is more complex (combination of oxide and sulfide ores), there is more difficult and expensive processing of the sulfide ores (including BiOx technology which has not been widely used in North America), there is a requirement for a layback agreement with Coeur Mining to access a portion of the resource and there is more limited exploration upside due to land constraints (surrounded by Coeur Mining claims). As a result, Fort Capital has applied a lower range of multiples against the Mother Lode project, which is consistent with early-stage resource projects (0.35x-0.45x).
As a test to the reasonableness of the applied NAV multiples, we looked at the internal rates of returns generated by the projects and compared them against the weighted average cost of capital (“WACC”) as would be determined by more standard methodologies. To judge the appropriateness of the applied multiples, Fort Capital utilized the same operating models used in the development of the DCF analysis, and then looked at the implied rate returns assuming a purchase price based on the selected NAV multiple ranges. This analysis generated an implied IRR range of 9.7% to 11.7% for North Bullfrog and a range of 10.8% to 12.5% for Mother Lode. These ranges aligned well with the individual WACCs that were based on the cost of equity and after-tax cost of debt, weighted on the basis of an assumed optimal capital structure as applied to the separate projects. The assumed optimal capital structure was determined using a review of the current and historical capital structures of publicly-traded comparable companies and our assessment of the Company’s ability to service future debt with the construction of the projects.
DCF Summary
Fort Capital prepared detailed financial models to determine the underlying net asset value of the Company of US$564 million to US$880 million, as well as the Net Asset Value per Share of $5.17 to $8.02. After application of the appropriate NAV multiple range for the Company as a whole, this generated an en bloc value of US$355 million to US$541 million, or $3.30 to $4.95 per share.
Fort Capital then compared this value range against the consensus Net Asset Value figures from the available range of equity research analysts, which when using the same NAV multiple range, generated values of US$296 million to US$448 million, or $2.76 to $4.15 per share.
Figure 9 — DCF Summary
Scenario	Value		Implied Value Range
			Ent. Value (US$M)		Share Price (C$/sh.)
			Low	High	Low	High
Base Case	C$	6.60	$355	$541	$3.30	$4.95
Consensus(1)	C$	5.53	$296	$448	$2.76	$4.15

(1)
Consensus NAVPS is comprised of estimates provided by the following equity research brokers: Canaccord, Bank of Montreal, Roth Capital, H.C. Wainwright, and Industrial Alliance.

Fort Capital also conducted sensitivity analysis based on gold price, construction delay and capital expenditures. The DCF values were very sensitive to changes in gold price, with a $100/oz increase in gold price leading to a 20.9% increase in the DCF Value.

Fully Financed NAV Approach Methodology
Fort Capital also examined the potential present value of the Company shares on a “standalone” basis, after making assumptions with respect to future equity and debt financing requirements in order to bring the North Bullfrog and Mother Lode projects into commercial production. As part of this analysis, assumptions were also made with regards to the future trading value of Company, based on NAV multiples for similarly staged gold companies, as well as assumptions with regards to future debt financings for the determination of the dilutive impacts of future equity capital raises. Based on this analysis, and the assumption that both mines would be in production by 2028, Fort Capital determined a future share value of $3.97 to $6.85, based on long term gold prices ranging from US$1,500 to US$1,700 per ounce. After discounting at an equity cost of capital of 10% (based on the previously generated WACC analysis), the resulting fully financed NAVPS was $2.75 to $4.75.
Comparable Company Analysis Methodology
As a secondary valuation measure, Fort Capital considered comparable company trading analysis, based on both underlying price to NAV trading multiples (which also informed views for the NAV analysis) as well as asset-based measures including Enterprise Value to Resource Ounces. Given the early-stage nature of the projects, income based valuation metrics were not deemed appropriate.
Fort Capital considered over 25 publicly traded gold developers that have their primary development assets in North America as being the most relevant set of comparable companies. Within this set, Fort Capital also considered relative stage of the asset (PEA stage or prior, versus post PEA stage) as well as Nevada versus non-Nevada jurisdictions.

Figure 10 — Comparable Companies Selected
Company	Market Cap.	Ent. Value	Location	Stage
	(US$M)	(US$M)	(State/Province)	(Study)
Osisko Mining	$774	$659	Quebec	PEA
Skeena Resources	$745	$702	British Columbia	PEA
Marathon Gold	$684	$600	Newfoundland	PFS
Artemis Gold	$637	$476	British Columbia	PFS
Sabina	$410	$375	Nunavut	Feas.
Ascot Resources	$353	$299	British Columbia	Feas.
Perpetua Resources	$320	$311	Idaho	PFS
Liberty Gold	$249	$242	Turkey	PEA
First Mining Gold	$191	$160	Ontario	PFS
Gold Standard	$167	$139	Nevada	PFS
International Tower Hill	$162	$152	Alaska	PFS
Integra Resources	$162	$148	Idaho	PEA
Freegold Ventures	$157	$134	Alaska	PEA
Moneta Porcupine Mines	$146	$129	Ontario	PEA
Troilus Gold	$130	$123	Quebec	PEA
O3 Mining	$117	$67	Québec	PEA
Anaconda Mining	$106	$96	Nova Scotia	PEA
Falco Resources	$86	$103	Quebec	Feas.
Treasury Metals	$85	$77	Ontario	PEA
Gold Mountain Mining	$84	$83	British Columbia	Feas.
Augusta Gold	$82	$59	Nevada	Resource
Candelaria Mining	$60	$61	Mexico	Feas.
Almaden Minerals	$55	$48	Mexico	Feas.
West Vault Mining	$53	$47	Nevada	PFS
Gold Springs Resource	$42	$38	Nevada	PEA
Paramount Gold Nevada	$33	$32	Nevada	PEA
Allegiant Gold	$29	$28	Nevada	Scoping
Based on comparable gold development companies with primary assets in North America, the range of P/NAV multiples (using consensus NAV figures) was 0.19x to 0.89x, with an average of 0.40x overall, an average of 0.37x for Nevada developers and an average of 0.38x for earlier stage projects (PEA or resource stage). On the Unaffected Date, Corvus was trading at a multiple of 0.47x. These figures informed our selected range of 0.40x to 0.60x for Corvus overall.

Figure 11 — Comparable Company Trading Multiples
Comparable Gold Development Companies
	Low	High	Avg.
Full Comparable Set
P / NAV	0.19x	0.89x	0.40x
EV / Resources (M&I)(4)	$7	$352	$73
EV / Resources (Total Resource)(5)	$5	$126	$46
Nevada only Subset
P / NAV	0.36x	0.38x	0.37x
EV / Resources (M&I)(4)	$7	$87	$49
EV / Resources (Total Resource)(5)	$5	$56	$37
PEA Stage or Prior Subset
P / NAV	0.20x	0.63x	0.38x
EV / Resources (M&I)(4)	$7	$352	$76
EV / Resources (Total Resource)(5)	$5	$121	$44
Considering an asset-based approach, looking at Enterprise Value to Measured and Indicated Resources Gold Equivalent ounces(4), the range of comparable gold companies was US$7 per oz to US$352 per oz, with a median of US$44 per ounce and an average of US$73 per ounce. For Nevada based developers, the median was US$47 per oz and average was US$49 per ounce. On an Enterprise Value to Global Resource Gold Equivalent(5) ounce, the range was US$5 per oz to US$126 per oz, with a median of US$36 per ounce and an average of US$46 per ounce. For Nevada based developers the median was US$40 per oz and average was US$37 per ounce. These figures informed our selected range of US$55 to US$75 per ounce on an EV/Measured and Indicated Gold Equivalent basis, and US$35 to US$55 per ounces on an EV/Total Resource Gold Equivalent basis.
As the above trading ranges are representative of the values for individual shares or minority positions, a control premium of 25% was applied to the values to reflect the effective en bloc value of Corvus.
Precedent Transaction Methodology
The precedent transactions approach considers transactions multiples in the context of the publicly disclosed transactions for comparable companies or assets. Fort Capital considered over 25 historical transactions over the past 10 years that had primary development assets in North America as being the most relevant set of precedents. Within this set, Fort Capital also considered relative stage of the asset, based on PEA stage or prior, versus a post-PEA stage.
Fort Capital reviewed acquisition price to NAV trading multiples at the time of the transaction, as well as asset-based measures including Enterprise Value to Resource Ounces as well as Total Acquisition Cost per Ounce, which considers the total cost of the underlying resource ounces, including the acquisition cost, the construction capex per ounce and the all-in sustaining cost per ounces, measured as a percentage of the then current gold price. Given the early-stage nature of the projects, income-based valuation metrics were not deemed appropriate.

(4)
Measured and Indicated Resources based on the relevant publicly available technical reports prepared in accordance with the disclosure standards of National Instrument 43-101 as published by the respective companies.

(5)
Based on Measured, Indicated and Inferred Resources as disclosed in the relevant publicly available technical reports prepared in accordance with the disclosure standards of National Instrument 43-101 as published by the respective companies.

Figure 12 — Selected Precedents
Target	Stage	Acquiror	Ann. Date	Transaction (Value)
	(Study)			(US$M)
Battle North	PFS	Evolution Mining	Mar-14-2021	$259
GT Gold	Scoping	Newmont	Mar-10-2021	$348
QMX Gold	Resource	Eldorado Gold	Jan-20-2021	$99
Snowfield property	Resource	Seabridge Gold	Dec-04-2020	$120
Monarch Gold	Feas.	Yamana Gold	Nov-02-2020	$111
Peak Gold Project	PEA	Kinross Gold	Sep-30-2020	$134
Eastmain Resources	PEA	Auryn Resources	Jul-29-2020	$97
Blackwater project	Feas.	Artemis Gold	Jun-09-2020	$214
Barkerville Gold Mines	PEA	Osisko Gold Royalties	Sep-23-2019	$231
Northern Empire	Resource	Coeur Mining	Aug-02-2018	$78
Exploration Assets	PEA	Agnico Eagle	Dec-21-2017	$325
AuRico Metals	Feas.	Centerra Gold	Nov-07-2017	$215
Santa Gertrudis project	PEA	Agnico Eagle	Sep-05-2017	$80
Integra Gold	PEA	Eldorado Gold	May-14-2017	$422
Kaminak Gold	Feas.	Goldcorp	May-12-2016	$369
Spring Valley & Ruby Hill	Resource	Waterton	Nov-12-2015	$135
Romarco Minerals	Feas.	OceanaGold	Jul-30-2015	$455
Newstrike Capital	PEA	Timmins Gold	Feb-17-2015	$107
Probe Mines	Resource	Goldcorp	Jan-19-2015	$411
Paramount Gold & Silver	PEA	Coeur Mining	Dec-17-2014	$154
Rainy River Resources	Feas.	New Gold	May-31-2013	$290
Cerro Resources	Feas.	Primero Mining	Dec-13-2012	$120
Queenston Mining	PEA	Osisko Mining	Nov-12-2012	$403
Prodigy Gold	PEA	Argonaut Gold	Oct-15-2012	$281
Trelawney Mining	Resource	IAMGOLD	Apr-27-2012	$514
Silver Quest Resources	Resource	New Gold	Oct-17-2011	$115
Grayd Resource	PEA	Agnico Eagle	Sep-19-2011	$261
Based on comparable precedent transactions for gold developers with primary assets in North America, the range of P/NAV multiples (using consensus NAV figures) was 0.27x to 1.46x, with an average of 0.79x overall and for earlier stage projects (PEA or resource stage). On the Unaffected Date, Corvus was trading at a multiple of 0.47x. These figures informed our selected range of 0.50x to 0.70x for Corvus overall.

Figure 13 — Precedent Transaction Multiples
Gold Development Precedent Transactions
	Low	High	Avg.
Full Precedent Set
P / NAV	0.27x	1.46x	0.79x
EV / Resources (M&I)(6)	$4	$597	$121
EV / Resources (Total Resource)(7)	$3	$206	$71
Total Acquisition Cost	34.5%	98.6%	65.5%
PEA Stage or Prior Subset
P / NAV	0.27x	1.46x	0.79x
EV / Resources (M&I)(6)	$4	$597	$136
EV / Resources (Total Resource)(7)	$3	$206	$73
Total Acquisition Cost	44.7%	97.6%	62.6%
On asset-based measures including Enterprise Value to Measured and Indicated Resources(6) Gold Equivalent ounces and Enterprise Value to Global Resource(7) basis, the precedent transactions averaged US$121 per ounce and US$71 per ounce, respectively. Considering Total Acquisition Cost, the total acquisition costs ranged from approximately 35% to 99%, with an average and a median of approximately 65%.
The above ranges and averages informed our selected range of 0.5x to 0.7x, US$80 per ounce to US$100 per ounce, US$50 per ounce to US$70 per ounce and 60% to 65% for P/NAV, Enterprise Value to Measured and Indicated Ounces, Enterprise Value to Total Resources and Total Acquisition Cost as a percentage of current spot gold prices, respectively.
Valuation Conclusion
In arriving at our opinion as to the Fair Market Value of the Shares, Fort Capital did not attribute any specific weight to a valuation methodology, but rather made qualitative judgments based upon its experience in rendering such opinions and on prevailing circumstances, including current market conditions, as to the significance and relevance of each valuation methodology and overall financial analysis. However, Fort Capital was informed more by the results of the P/NAV and Fully Financed NAVPS results. Based on this analysis and judgement, we selected an en bloc enterprise value range of US$370 million to US$459 million.
Based on assumptions, limitations and qualifications contained herein, it is the opinion of Fort Capital that, based upon the preceding analysis, assumptions, limitations and other relevant factors, the Fair Market Value range of the Shares not owned by the AGA Group is $3.40 to $4.20 per share.

(6)
Measured and Indicated Resources based on the relevant publicly available technical reports prepared in accordance with the disclosure standards of National Instrument 43-101 as published by the respective companies.

(7)
Based on Measured, Indicated and Inferred Resources as disclosed in the relevant publicly available technical reports prepared in accordance with the disclosure standards of National Instrument 43-101 as published by the respective companies.

Figure 14 — Value Conclusion
Metrics and Assumptions					Implied Value Range
Metric	Value	Selected Range		Takeout Premium	Ent. Value (US$M)		Share Price (C$/sh.)
		Low	High		Low	High	Low	High
Fully Financed NAVPS
Gold Price		$1,500/oz	$1,700/oz	n/a	$294	$519	$2.75	$4.75
Trading Comparables
P / NAV (Consensus)	C$5.53	0.40x	0.60x	25.0%	$296	$448	$2.76	$4.15
P / NAV (Base Case)	C$6.60	0.40x	0.60x	25.0%	$355	$541	$3.30	$4.95
EV / M&I Resource	3,814 koz AuEq	$55/oz AuEq	$75/oz AuEq	25.0%	$262	$358	$2.45	$3.32
EV / Total Resource	4,423 koz AuEq	$35/oz AuEq	$55/oz AuEq	25.0%	$194	$304	$1.85	$2.83
Precedent Transactions
P / NAV (Consensus)	C$5.53	0.50x	0.70x	n/a	$296	$418	$2.76	$3.87
P / NAV (Base Case)	C$6.60	0.50x	0.70x	n/a	$355	$505	$3.30	$4.62
EV / M&I Resource	3,814 koz AuEq	$80/oz AuEq	$100/oz AuEq	n/a	$305	$381	$2.84	$3.54
EV / Total Resource	4,423 koz AuEq	$50/oz AuEq	$70/oz AuEq	n/a	$221	$310	$2.10	$2.88
TAC % of Spot	$1,790/oz	60.0%	65.0%	n/a	$211	$465	$2.01	$4.26
Selected Range
Fair Market Value Range for Corvus Shares							$3.40	$4.20
Fairness Considerations
Fort Capital’s assessment of the fairness of the Consideration to be paid by the Acquiror for the Shares pursuant to the Arrangement, from a financial point of view, was based upon several quantitative and qualitative factors including, but not limited to:
a)
Based upon and subject to the foregoing, Shareholders would receive Consideration of $4.10 per Share pursuant to the Transaction, which amount is within the Fair Market Value range of the Shares as of the Valuation Date as determined by Fort Capital;

b)
a comparison of the Consideration relative to the financial range of share prices from Corvus derived from using the DCF methodology and associated sensitivity analysis;

c)
a comparison of the Consideration relative to the financial range of share prices for Corvus derived from comparable company analysis and precedent transactions analysis;

d)
the fact that the Consideration represented a premium of approximately 59% to the closing price of the Shares on the TSX at the Announced Proposal Date and approximately 63% based on Corvus’s 20-day TSX VWAP on the Unaffected Date;

e)
the fact that Consideration represented a premium of approximately 26% to the closing price of the Shares on the TSX and approximately 21% based on Corvus’s 20-day TSX VWAP on the last trading day prior to the announcement of the non-binding offer from AngloGold; and

f)
other factors such as AngloGold’s position, as a shareholder and debtholder and the surrounding claims ownership of both Coeur Mining and AngloGold.

Conclusion
It is the opinion of Fort Capital that, based upon the preceding analysis, assumptions, limitations and other relevant factors, the Fair Market Value range of the Corvus Shares is $3.40 to $4.20 per share and the Consideration to be received under the Transaction is within the Fair Market Value range.
As the Consideration falls within the range of Fair Market Value, it is the opinion of Fort Capital that, based upon the preceding analysis, assumptions, limitations and other relevant factors, the Consideration to be received under the Arrangement is fair, from a financial point of view, to the Public Shareholders (other than the AGA Group).
Yours very truly,
FORT CAPITAL PARTNERS BRITISH COLUMBIA

APPENDIX “H”
OPINION OF BMO NESBITT BURNS INC.

OPINION OF BMO NESBITT BURNS INC.
September 12, 2021
The Board of Directors
Corvus Gold Inc.
700 West Hastings St., Suite 1750
Vancouver, BC V6C 1G8
The Board of Directors:
BMO Nesbitt Burns Inc. (“BMO Capital Markets” or “we” or “us”) understands that Corvus Gold Inc. (“Corvus Gold”) proposes to enter into an Arrangement Agreement (together with the related Plan of Arrangement, the “Arrangement Agreement”) with 1323606 B.C. Unlimited Liability Company (“Purchaser”) and AngloGold Ashanti Holdings PLC (“Guarantor”), each a subsidiary of AngloGold Ashanti Ltd. (“AngloGold”), pursuant to which, among other things, AngloGold will acquire all of the outstanding common shares of Corvus Gold (“Common Shares”), other than Common Shares owned directly or indirectly by AngloGold, for C$4.10 per Common Share in cash (the “Consideration”) by way of an arrangement under the Business Corporations Act (British Columbia) (the “Arrangement”). The terms and conditions of the Arrangement as more fully set forth in the Arrangement Agreement.
We have been retained to provide financial advice to Corvus Gold in connection with the Arrangement, including our opinion (the “Opinion”) to the Board of Directors of Corvus Gold (the “Board of Directors”) as to the fairness, from a financial point of view, of the Consideration to be received by holders of Common Shares (other than AngloGold, Purchaser, Guarantor and their respective affiliates) under the Arrangement.
This opinion letter has been prepared in accordance with the Disclosure Standards for Formal Valuations and Fairness Opinion of the Investment Industry Regulatory Organization of Canada (IIROC) but IIROC has not been involved in the preparation and review of this opinion letter.
This opinion letter does not constitute an independent formal valuation for the purposes of Multilateral Instrument 61-101-Protection of Minority Security Holders in Special Transactions.
Engagement of BMO Capital Markets
Corvus Gold initially contacted BMO Capital Markets regarding a potential financial advisory assignment in 2014 and BMO Capital Markets was formally engaged by Corvus Gold pursuant to an engagement agreement dated November 10, 2014. BMO Capital Markets subsequently entered into a new engagement agreement with Corvus Gold dated December 25, 2020 (the “Engagement Agreement”). Under the terms of the Engagement Agreement, BMO Capital Markets has agreed to provide Corvus Gold and the Board of Directors with certain financial advisory services in connection with the Arrangement, including, among other things, the provision of the Opinion.
We will receive certain fees for our financial advisory services under the Engagement Agreement, a substantial portion of which is contingent upon the successful completion of the Arrangement. In addition, BMO Capital Markets will receive a fee upon rendering the Opinion. The Company also has agreed to reimburse us for certain of our out-of-pocket expenses and to indemnify us and certain related parties against certain potential liabilities that might arise out of our engagement.
Credentials of BMO Capital Markets
BMO Capital Markets is one of North America’s largest investment banking firms, with operations in all facets of corporate and government finance, mergers and acquisitions, equity and fixed income sales and trading, investment research and investment management. BMO Capital Markets has been a financial advisor in a significant number of transactions throughout North America involving public and private companies in various industry sectors and has extensive experience in preparing fairness opinions.
The Opinion represents the opinion of BMO Capital Markets, the issuance of which has been approved by a fairness opinion committee of BMO Capital Markets.

Independence of BMO Capital Markets
Neither BMO Capital Markets, nor any of our affiliates, is an insider, associate or affiliate (as those terms are defined in the Securities Act (Ontario) or the rules made thereunder) of Corvus Gold, AngloGold or any of their respective associates or affiliates (collectively, the “Interested Parties”).
BMO Capital Markets has not been engaged to provide any financial advisory services nor has it participated in any financings involving the Interested Parties within the past two years, other than: (i) acting as financial advisor to Corvus Gold and the Board of Directors pursuant to the Engagement Agreement; (ii) acting as sole underwriter on a C$23 million equity financing for Corvus Gold; (iii) providing certain foreign exchange risk management services to Corvus Gold; (iv) acting as joint bookrunner on a US$700 million senior unsecured notes offering of AngloGold; (v) acting as a counterparty for spot gold sales and providing certain foreign exchange risk management services to AngloGold; and (vi) acting as a bookrunner and mandated lead arranger for a US$1.0 billion syndicated bridge loan and a US$1.4 billion syndicated revolving credit facility of AngloGold.
Other than as set forth above, there are no understandings, agreements or commitments between BMO Capital Markets and any of the Interested Parties with respect to future business dealings. BMO Capital Markets may, in the future, in the ordinary course of business, provide financial advisory, investment banking or other financial services to one or more of the Interested Parties from time to time.
BMO Capital Markets and certain of our affiliates act as traders and dealers, both as principal and agent, in major financial markets and, as such, may have had and may in the future have positions in the securities of one or more of the Interested Parties and, from time to time, may have executed or may execute transactions on behalf of one or more Interested Parties for which BMO Capital Markets or such affiliates received or may receive compensation. As investment dealers, BMO Capital Markets and certain of our affiliates conduct research on securities and may, in the ordinary course of business, provide research reports and investment advice to clients on investment matters, including with respect to one or more of the Interested Parties or the Arrangement. In addition, Bank of Montreal (“BMO”), of which BMO Capital Markets is a wholly-owned subsidiary, or one or more affiliates of BMO, may provide banking or other financial services to one or more of the Interested Parties in the ordinary course of business.
Overview of Corvus Gold
Corvus Gold is a North American gold exploration and development company, focused on its near-term gold-silver mining projects at North Bullfrog, Lynnda Strip and Mother Lode in the Beatty District of Nevada.
Scope of Review
In connection with rendering the Opinion, we have reviewed and relied upon, or carried out, among other things, the following:
1.
a draft, dated September 11, 2021, of the Arrangement Agreement;

2.
certain publicly available information relating to the business, operations, financial condition and trading history of Corvus Gold that we considered relevant;

3.
certain internal financial, operating, corporate and other information prepared or provided by or on behalf of Corvus Gold relating to the business, operations and financial condition of Corvus Gold;

4.
internal management forecasts, projections, estimates (including, without limitation, estimates of future resource or reserve additions) and budgets prepared or provided by or on behalf of management of Corvus Gold;

5.
certain preliminary economic assessments, dated November 21, 2020 (effective date of October 7, 2020), relating to Corvus Gold’s North Bullfrog and Mother Lode projects, as publicly disclosed by Corvus Gold;

6.
discussions with management of Corvus Gold relating to Corvus Gold’s current business, plan, financial condition and prospects;

7.
certain financial and stock market information for Corvus Gold and selected publicly traded companies we considered relevant;

8.
certain financial terms, to the extent publicly available, of selected precedent transactions we considered relevant;

9.
historical commodity prices and the impact of various forward-looking commodity pricing assumptions on the business, prospects and financial forecasts of Corvus Gold;

10.
various reports published by equity research analysts we considered relevant;

11.
a letter of representation as to certain factual matters and the completeness and accuracy of certain information upon which the Opinion is based, addressed to us and dated as of the date hereof, provided by senior officers of Corvus Gold; and

12.
such other information, investigations, analyses and discussions as we considered necessary or appropriate in the circumstances.

Assumptions and Limitations
We have relied upon and assumed the completeness, accuracy and fair presentation of all financial and other information, data, advice, opinions, representations and other material obtained by us from public sources or provided to us by or on behalf of Corvus Gold or otherwise obtained by us in connection with our engagement (the “Information”). The Opinion is conditional upon such completeness, accuracy and fair presentation. We have not been requested to, and we have not assumed any obligation to, independently verify the completeness, accuracy or fair presentation of any such Information. We have been advised, and we have assumed, without independent investigation, that forecasts, projections, estimates (including, without limitation, estimates of future resource or reserve additions) and budgets provided to us and used in our analyses were reasonably prepared on bases reflecting the best currently available assumptions, estimates and good faith judgments of management of Corvus Gold, having regard to Corvus Gold’s business, plans, financial condition and prospects. We express no opinion with respect to any such forecasts, projections, estimates or budgets or the assumptions on which they are based.
Senior officers of Corvus Gold have represented to BMO Capital Markets in a letter of representation delivered as of the date hereof, among other things, that: (i) the Information provided to BMO Capital Markets orally by, or in the presence of, an officer or employee of, Corvus Gold, or in writing by Corvus Gold or any of its subsidiaries (as defined in National Instrument 45-106 — Prospectus and Registration Exemptions) or any of its or their representatives in connection with our engagement was, at the date the Information was provided to BMO Capital Markets, and is, as of the date hereof, complete, true and correct in all material respects, and did not and does not contain a misrepresentation (as defined in the Securities Act (Ontario)); and (ii) since the dates on which the Information was provided to BMO Capital Markets, except as disclosed to BMO Capital Markets, there has been no material change, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of Corvus Gold or any of its subsidiaries, and no change has occurred in the Information or any part thereof which, to the best knowledge of Corvus Gold, would have or could reasonably be expected to have a material effect on the Opinion.
We also have relied upon the assessments of, and information received from, the management of Corvus Gold as to, among other things, the exploration and development projects and activities of Corvus Gold, including the likelihood and timing of such projects and activities, associated capital expenditures, production profile, operating and other costs and other financial aspects involved which, if different than as assumed, could have a material impact on our analyses or the Opinion. We have assumed that there will be no developments with respect to any such matters that would be material in any respect to our analyses or the Opinion.
We have assumed that all material governmental, regulatory or other approvals and consents required in connection with the consummation of the Arrangement will be obtained and that in connection with obtaining any necessary governmental, regulatory or other approvals and consents, no restrictions, terms, or conditions will be imposed that would be material to our analysis. We have assumed that the executed Arrangement Agreement will not differ in any material respect from the draft that we reviewed, and that the Arrangement will be consummated in accordance with the terms and conditions of the Arrangement Agreement without waiver of, or modification or amendment to, any term, condition or agreement that is in any way material to our analyses, that the representations and warranties of each party contained in the Arrangement Agreement will be true and correct in all material respects, that each party will perform all of the covenants and agreements required to be performed by it under the Arrangement Agreement and that all conditions to the consummation of the Arrangement will be satisfied without waiver or modification.
The Opinion is necessarily based on securities markets, economic, financial and general business and other conditions and circumstances prevailing, and as can be evaluated, as of the date hereof and the condition and prospects, financial and otherwise, of Corvus Gold as reflected in the Information and as represented to BMO Capital Markets in discussions with management of Corvus Gold and its representatives. In our analyses and in preparing the Opinion, BMO Capital Markets made numerous judgments and assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond our control or that of any party involved in the Arrangement.
The Opinion is provided to the Board of Directors (in its capacity as such) for its benefit and use in evaluating the Arrangement. The Opinion does not constitute a recommendation as to how any security holder or any other party should vote or act on any matter relating to the Arrangement or a recommendation to the Board of Directors to enter into the Arrangement Agreement or to proceed with the Arrangement or any other action the Board, any security holder or any other party should take in connection with the Arrangement or otherwise.
We have not assumed any obligation to conduct, and we have not conducted, any physical inspection of the properties or facilities of Corvus Gold. We have not prepared or been furnished with a formal valuation or appraisal of the assets or liabilities (contingent, derivative, off-balance sheet or otherwise) or securities of Corvus Gold or any of its affiliates, and the Opinion should not be construed as such. We have not evaluated the solvency or fair value of Corvus Gold, Purchaser, Guarantor, AngloGold or any other entity under any state, federal or provincial laws relating to bankruptcy, insolvency or similar matters. We have not been requested to make, and we have not made, an independent evaluation of, and express no view of opinion as to, any pending or potential litigation, claims, governmental, regulatory or other proceedings or investigations or possible unasserted claims or other contingent liabilities affecting Corvus Gold or any other entity and we have assumed that any such matters would not be material to or otherwise impact our analysis or the Opinion. BMO Capital Markets was not engaged to review any legal, tax, accounting or regulatory aspects of the Arrangement and the Opinion does not address any such matters. We have relied upon, without independent verification, the assessments of Corvus Gold and its legal advisors with respect to such matters. The Opinion is not, and should not be construed as, advice as to the prices at which the Common Shares or other securities of Corvus Gold may trade or otherwise be transferable at any time. The Opinion is limited to the fairness, from a financial point of view and as of the date hereof, of the Consideration (to the extent expressly specified herein). The Opinion does not address the relative merits of the Arrangement as compared to any strategic alternatives or other transaction or business strategies that may be available to Corvus Gold, nor do we express any opinion on the structure, terms or effect of any other aspect of the Arrangement or the other transactions contemplated by the Arrangement Agreement. In addition, we do not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable to or to be received by any officers, directors or employees of Corvus Gold, or any class of such persons, in connection with the Arrangement relative to the Consideration or otherwise.
The preparation of the Opinion is a complex process and is not necessarily amenable to partial analysis or summary. Any attempt to do so could lead to undue emphasis on any particular factor or analysis. BMO Capital Markets believes that our analyses must be considered as a whole and that selecting portions of the analyses or the factors considered by us, without considering all factors and analyses together, could create an incomplete or misleading view of the process underlying the Opinion. This opinion letter should be read in its entirety.
The Opinion is rendered as of the date hereof and BMO Capital Markets disclaims any undertaking or obligation to update, revise or reaffirm the Opinion, or otherwise comment on or advise any person of any change in any fact or matter affecting the Opinion which may come or be brought to the attention of BMO Capital Markets after the date hereof, including potential changes in trade, tax or other laws, regulations and government policies and the enforcement thereof as have been or may be proposed or effected, and the potential effects such changes may have on the Arrangement or the participants in the Arrangement or their respective businesses, assets, liabilities, financial condition, results of operations, cash flows or prospects. Without limiting the foregoing, if we learn that any of the information we relied upon in preparing the Opinion was inaccurate, incomplete or misleading in any material respect, BMO Capital Markets reserves the right to change or withdraw the Opinion.
Conclusion
Based upon and subject to the foregoing, BMO Capital Markets is of the opinion that, as of the date hereof, the Consideration to be received by holders of Common Shares (other than AngloGold, Purchaser, Guarantor and their respective affiliates) under the Arrangement is fair, from a financial point of view, to such holders.
Yours truly,
BMO Nesbitt Burns Inc.

APPENDIX “I”
VOTING AGREEMENT

EXECUTION VERSION
VOTING AGREEMENT
THIS VOTING AGREEMENT (this “Agreement”) is made as of                  , 2021
BETWEEN:
The Person executing this Agreement as “the Supporting Shareholder” (the “Supporting Shareholder”)
 –  and  –
1323606 B.C. UNLIMITED LIABILITY COMPANY, an unlimited liability company existing under the laws of British Columbia (the “Purchaser”)
 –  and  –
ANGLOGOLD ASHANTI HOLDINGS PLC, a public limited company existing under the laws of the Isle of Man (the “Guarantor”)
RECITALS:
WHEREAS, in connection with an arrangement agreement dated as of the date hereof (the “Arrangement Agreement”), a copy of which has been provided to the Supporting Shareholder, the Purchaser, an affiliate of the Guarantor, is proposing to acquire all of the issued and outstanding common shares of Corvus Gold Inc., a corporation existing under the laws of the Province of British Columbia (the “Company”) (other than common shares owned by the Guarantor or its affiliates), subject to the terms and conditions set forth in the Arrangement Agreement (the “Proposed Transaction”);
WHEREAS, it is contemplated that the Proposed Transaction will be effected pursuant to a statutory plan of arrangement (the “Arrangement”) under the provisions of the Business Corporations Act (British Columbia) (“BCBCA”);
WHEREAS, the Supporting Shareholder is the beneficial owner, directly or indirectly, of the Subject Securities listed in Schedule A; and
WHEREAS, this Agreement sets out the terms and conditions of the agreement of the Supporting Shareholder to abide by the covenants in respect of the Subject Securities, and the other restrictions and covenants set forth herein.
NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the Parties agree as follows:
ARTICLE 1
INTERPRETATION
1.1
Definitions

Capitalized terms used herein and not otherwise defined have the meanings ascribed thereto in the Arrangement Agreement. In addition to the capitalized terms defined elsewhere herein, in this Agreement (including the recitals):
“Parties” means, collectively, the Supporting Shareholder, the Guarantor and the Purchaser, and
“Party” means any one of them, as the context requires.
“Subject Securities” means the Company Securities listed on Schedule A and any Company Securities acquired directly or indirectly by the Supporting Shareholder or any of its affiliates subsequent to the date hereof, and includes all securities which such Company Securities may be converted into, exchanged for or otherwise changed into and all securities which may be converted into, changed or exercised for or otherwise changed into Company Securities in respect of which voting is or may become subsequent to the date hereof, directly or indirectly, controlled or directed by the Supporting Shareholder or any of its affiliates.
1.2
Gender and Number

Any reference to gender includes all genders. Words importing the singular number only include the plural and vice versa.
1.3
Currency

All references to dollars or to $ are references to Canadian dollars.
1.4
Headings

The division of this Agreement into Articles, Sections and Schedules, and the insertion of the recitals and headings, are for convenience of reference only and do not affect the meaning or interpretation of this Agreement and, unless otherwise stated, all references in this Agreement or in the Schedules hereto to Articles, Sections and Schedules refer to Articles, Sections and Schedules of and to this Agreement or of the Schedules in which such reference is made, as applicable.
1.5
Date for any Action

A period of time is to be computed as beginning on the day following the event that began the period and ending at 5:00 p.m. (Vancouver Time) on the last day of the period, if the last day of the period is a Business Day, or at 5:00 p.m. (Vancouver Time) on the next Business Day if the last day of the period is not a business day. If the date on which any action is required or permitted to be taken under this Agreement by a Person is not a Business Day, such action shall be required or permitted to be taken on the next succeeding day which is a Business Day.
1.6
Incorporation of Schedules

Schedule A forms an integral part of this Agreement for all purposes hereof.
ARTICLE 2
REPRESENTATIONS AND WARRANTIES
2.1
Representations and Warranties of the Supporting Shareholder

The Supporting Shareholder represents and warrants to the Guarantor and the Purchaser (and acknowledges that the Guarantor and the Purchaser are relying on these representations and warranties in completing the transactions contemplated hereby and by the Arrangement Agreement) the matters set out below:
(a)
The Supporting Shareholder, if not a natural Person, is a corporation or other entity validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization.

(b)
If the Supporting Shareholder is natural Person and the Subject Securities constitute community property or otherwise require spousal approval in order for this Agreement to be a legally valid and binding obligation of the Supporting Shareholder, this Agreement has been duly executed and delivered by the Supporting Shareholder’s spouse and constitutes a legal, valid and binding obligation of the Supporting Shareholder’s spouse, enforceable against such spouse in accordance with its terms, subject only to any limitation under bankruptcy, insolvency or other Law affecting the enforcement of creditors’ rights generally and the discretion that a court may exercise in the granting of equitable remedies such as specific performance and injunction.

(c)
The Supporting Shareholder has the requisite power and authority to enter into and perform its obligations under this Agreement. This Agreement has been duly executed and delivered by the Supporting Shareholder and constitutes a legal, valid and binding agreement of the Supporting

Shareholder enforceable against it in accordance with its terms, subject only to any limitation under bankruptcy, insolvency or other Law affecting the enforcement of creditors’ rights generally and the discretion that a court may exercise in the granting of equitable remedies such as specific performance and injunction.
(d)
The Supporting Shareholder exercises control or direction over, and at the Effective Time and at all times between the date hereof and the Effective Time, the Supporting Shareholder will control or direct, all of the Subject Securities set forth opposite its name in Schedule A. Other than the Subject Securities, neither the Supporting Shareholder nor any of its affiliates beneficially own, or exercise control or direction over, any additional securities, or any securities convertible or exchangeable into any additional securities, of the Company or any of its affiliates.

(e)
The Supporting Shareholder is, and immediately prior to the Effective Time will be, the sole beneficial owner of the Subject Securities, with good and marketable title thereto, free and clear of all Liens (other than community property interests, if any, applicable to a Supporting Shareholder who is a natural Person).

(f)
The Supporting Shareholder has, and immediately prior to the Effective Time, the Supporting Shareholder will continue to have, the sole right to sell and vote or direct the sale and voting of the Subject Securities set forth opposite its name in Schedule A.

(g)
No Person has any arrangement, agreement or option, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an arrangement, agreement or option, for the purchase, acquisition or transfer of any of the Subject Securities or any interest therein or right thereto.

(h)
No consent, approval, order or authorization of, or declaration or filing with, any Person or any Governmental Entity is required to be obtained or made by the Supporting Shareholder, any affiliate of the Supporting Shareholder or any beneficial owner of the Subject Securities in connection with the execution and delivery of this Agreement by the Supporting Shareholder and the performance by the Supporting Shareholder of its obligations under this Agreement, other than those which are contemplated by the Arrangement Agreement.

(i)
There are no claims, actions, suits, audits, proceedings, investigations or other actions pending against or, to the knowledge of the Supporting Shareholder, threatened against or affecting the Supporting Shareholder, any affiliate of the Supporting Shareholder, the beneficial or registered owner of any of the Subject Securities or any of their properties or assets that, individually or in the aggregate, could reasonably be expected to have an adverse effect on or delay the Supporting Shareholder’s ability to execute and deliver this Agreement and to perform its obligations contemplated by this Agreement.

(j)
None of the Subject Securities is subject to any proxy, voting trust, vote pooling or other agreement with respect to the right to vote, call meetings of any of the Company’s Supporting Shareholders or give consents or approvals of any kind, except pursuant to this Agreement.

(k)
No broker, investment bank, financial advisor or other Person is entitled to any broker’s, finder’s, financial adviser’s or similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Supporting Shareholder in its capacity as such or any affiliate of the Supporting Shareholder or by the beneficial or registered owner of the Subject Securities.

(l)
None of the execution and delivery by the Supporting Shareholder of this Agreement or the compliance by the Supporting Shareholder with its obligations hereunder will violate, contravene, result in any breach of, or be in conflict with, or constitute a default under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any Person under, or result in the creation of any Lien upon any of the properties or assets of the Supporting Shareholder under, or create a state of facts which after notice or lapse of time or both would constitute a default under, any term or provision of: (i) any constating document of the Supporting Shareholder, any affiliate of the Supporting Shareholder or any beneficial owner of the Subject Securities; (ii) any contract to which the Supporting Shareholder, any affiliate of the Supporting Shareholder or any beneficial owner of the Subject Securities is a party or by which the Supporting Shareholder, any affiliate of the Supporting Shareholder or any beneficial owner of the Subject Securities is bound; (iii) any judgment, decree, order or award of any Governmental Entity or (iv) any Law, in the case of each of (i) through (iv), that would reasonably be expected to have a material adverse effect on the Supporting Shareholder’s ability to execute and deliver this Agreement and to perform its obligations contemplated by this Agreement.
2.2
Representations and Warranties of the Guarantor and the Purchaser

The Guarantor and the Purchaser represent and warrant to the Supporting Shareholder (and acknowledge that the Supporting Shareholder is relying on these representations and warranties in completing the transactions contemplated hereby) the matters set out below:
(a)
Each of the Guarantor and the Purchaser is a company duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization and has the requisite power and authority to enter into and perform its obligations under this Agreement. This Agreement has been duly executed and delivered by the Guarantor and the Purchaser and constitutes a legal, valid and binding agreement of the Guarantor and the Purchaser, enforceable against the Guarantor and the Purchaser in accordance with its terms, subject only to any limitation under bankruptcy, insolvency or other Law affecting the enforcement of creditors’ rights generally and the discretion that a court may exercise in the granting of equitable remedies such as specific performance and injunction.

(b)
No material consent, approval, order or authorization of, or declaration or filing with, any Governmental Entity is required to be obtained or made by the Guarantor or the Purchaser in connection with the execution and delivery of this Agreement and the performance by it of its obligations under this Agreement, other than those which are contemplated by the Arrangement Agreement.

(c)
None of the execution and delivery by the Guarantor or the Purchaser of this Agreement or the compliance by the Guarantor or the Purchaser with its obligations hereunder will violate, contravene, result in any breach of, or be in conflict with, or constitute a default under, or create a state of facts which after notice or lapse of time or both would constitute a default under, any term or provision of: (i) any constating documents of the Guarantor or the Purchaser; (ii) any contract to which the Guarantor or the Purchaser is a party or by which the Guarantor or the Purchaser is bound, respectively; (iii) any judgment, decree, order or award of any Governmental Entity; or (iv) any Law, in the case of each of (i) through (iv), that would reasonably be expected to have a material adverse effect on the Guarantor’s or the Purchaser’s ability to execute and deliver this Agreement and to perform their obligations contemplated by this Agreement.

ARTICLE 3
COVENANTS
3.1
Covenants of the Supporting Shareholder

(a)
The Supporting Shareholder hereby covenants with the Guarantor and the Purchaser that from the date of this Agreement until the termination of this Agreement in accordance with its terms (the “Expiry Time”), the Supporting Shareholder will not, and the Supporting Shareholder will ensure that no beneficial owner of the Subject Securities will:

(i)
without having first obtained the prior written consent of the Guarantor and the Purchaser, sell, transfer, gift, assign, convey, hedge, pledge, hypothecate, encumber, option or otherwise dispose of (whether by sale, liquidation, dissolution, dividend or distribution) any right or interest in any of the Subject Securities or create or suffer to exist any Liens on or enter into any contract, option, agreement, arrangement, commitment or understanding in connection therewith, other than pursuant to the Arrangement or to one or more corporations directly or indirectly wholly-owned by the Supporting Shareholder without affecting beneficial ownership or control or direction over the Subject Securities, provided however, that nothing contained herein shall prohibit the Supporting Shareholder from exercising any of its Options for Common Shares (it being understood that such Common Shares shall be subject to this Agreement);
(ii)
other than as set forth herein, grant or agree to grant any proxies or powers of attorney or other authorization or consent, deliver any voting instruction form, deposit any Subject Securities into a voting trust or pooling agreement, or enter into a voting agreement, commitment, understanding or arrangement, oral or written, with respect to the voting of any Subject Securities;

(iii)
requisition or join in the requisition of any meeting of any of the Shareholders for the purpose of considering any resolution; or

(iv)
knowingly, directly or indirectly, take or cause the taking of any other action that would restrict, limit or interfere with the performance of the Supporting Shareholder’s obligations hereunder or the transactions contemplated hereby, excluding any bankruptcy filing, subject, in each case, to Supporting Shareholder’s obligations to comply with redemption requests and fulfill any other obligations in accordance with the terms and conditions of its applicable fund documents.

(b)
The Supporting Shareholder hereby covenants, undertakes and agrees from time to time, until the Expiry Time, to appear or otherwise cause to be counted as present for purposes of establishing quorum and to vote (or cause to be voted) all the Subject Securities listed opposite its name on Schedule A:

(i)
at any meeting of any of the Shareholders at which the Supporting Shareholder or any beneficial owner of the applicable type(s) of Subject Securities is entitled to vote, including the Company Meeting, including any adjournments and postponements thereof; and

(ii)
in any action by written consent of the Supporting Shareholders,

(iii)
in favour of (i) the approval, consent, ratification and adoption of the Arrangement Resolution and the transactions contemplated by the Arrangement Agreement (and any actions required for the consummation of the transactions contemplated by the Arrangement Agreement), and (ii) any proposal to adjourn or postpone the applicable meeting to a later date if (and only if) there are not sufficient votes for approval of the Arrangement Agreement and any other transactions related thereto as set forth in the Company Proxy Statement on the date on which such meeting is held. In connection with the foregoing, subject to this Section 3.1(b), the Supporting Shareholder hereby agrees to deposit and to cause any beneficial owners of Subject Securities eligible to be voted to deposit a proxy, or voting instruction form, as the case may be, duly completed and executed in respect of all of the Subject Securities eligible to be voted as soon as practicable following the mailing of the Company Proxy Statement and in any event at least 10 calendar days prior to the Company Meeting and as far in advance as practicable of every adjournment or postponement thereof, voting all the Subject Securities eligible to be voted in favour of the Arrangement Resolution and any resolutions approving, consenting to, ratifying or adopting the transactions contemplated by the Arrangement Agreement (and any actions required for the consummation of the transactions contemplated by the Arrangement Agreement). The Supporting Shareholder hereby agrees that it will not take, nor permit any Person on its behalf to take, any action to withdraw, amend or invalidate any proxy or voting instruction form deposited pursuant to this Agreement notwithstanding any statutory or other rights or otherwise which the Supporting Shareholder might have unless this Agreement has at such time been previously terminated in accordance with Section 4.1. The Supporting Shareholder will provide copies of each such proxy or voting instruction form referred to above to the Guarantor and the Purchaser at the address below concurrently with its delivery as provided for above.

(c)
The Supporting Shareholder hereby revokes and will take all steps necessary to effect the revocation of any and all previous proxies granted or voting instruction forms or other voting documents delivered that may conflict or be inconsistent with the matters set forth in this Agreement and the

Supporting Shareholder agrees not to, directly or indirectly, grant or deliver any other proxy, power of attorney or voting instruction form with respect to the matters set forth in this Agreement except as expressly required or permitted by this Agreement.
(d)
The Supporting Shareholder hereby covenants, undertakes and agrees from time to time, until the Expiry Time, to cause to be counted as present for purposes of establishing quorum and to vote (or cause to be voted) the Subject Securities (to the extent that they carry the right to vote): (i) against any Acquisition Proposal, or other merger, take-over bid, amalgamation, plan of arrangement, business combination, reorganization, recapitalization, dissolution, liquidation, winding up or other similar transaction involving the Company or any of its Subsidiaries, other than the Arrangement; (ii) against any proposed action by the Company, any shareholder of the Company, any of its Subsidiaries or any other Person which would reasonably be regarded as being directed towards or likely to prevent, delay, frustrate, prevent or nullify, or reduce the likelihood of the successful completion of the Arrangement, including, without limitation, any amendment to the notice of articles or articles of the Company or any of its Subsidiaries or their respective corporate structures or capitalization; or (iii) against any action or agreement that would result in a breach of any representation, warranty, covenant or other obligation of the Company under the Arrangement Agreement if such breach requires shareholder approval.

(e)
Until the Expiry Time, the Supporting Shareholder will not, and will ensure that its affiliates do not, directly or indirectly, through any officer, director, employee, consultant, independent contractor, representative, agent or otherwise:

(i)
solicit proxies or become a participant in a solicitation in opposition to or competition with the Guarantor or the Purchaser in connection with the Arrangement;

(ii)
assist any Person in taking or planning any action that would compete with, restrain or otherwise serve to interfere with or inhibit the Guarantor or the Purchaser in connection with the Arrangement;

(iii)
become a member of a “group” (as that term is used in Section 13(d) of the U.S. Exchange Act) or otherwise act jointly or in concert with others with respect to any Common Shares or any other voting securities of the Company for the purpose of opposing or competing with or knowingly taking any actions inconsistent with the Guarantor or the Purchaser in connection with the Arrangement or any of the transactions contemplated by the Arrangement Agreement;

(iv)
take any action to contest, oppose or interfere with the Company’s application pursuant to Section 291 of the BCBCA for the Interim Order or the Final Order or to otherwise contest or oppose the Arrangement before any Securities Authority or other Governmental Entity;

(v)
solicit, assist, initiate, encourage or otherwise facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, books or records of the Company or any of its Subsidiaries or entering into any form of agreement, arrangement or understanding) any inquiry, proposal or offer that constitutes or may reasonably be expected to lead to, an Acquisition Proposal;

(vi)
participate in any discussions or negotiations with any Person (other than the Guarantor and the Purchaser or any of their affiliates) regarding any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to an Acquisition Proposal;

(vii)
accept or enter into, or publicly propose to accept or enter into, any letter of intent, agreement, arrangement or understanding related to any Acquisition Proposal; or

(viii)
cooperate in any way with, assist or participate in, knowingly encourage or otherwise facilitate or encourage any effort or attempt by any other Person to do or seek to do any of the foregoing.

(f)
From the date of this Agreement until the Expiry Time, the Supporting Shareholder will promptly notify the Purchaser and the Guarantor if it receives or otherwise becomes aware of any inquiry, proposal or offer that constitutes, or could reasonably be expected to constitute or lead to an

Acquisition Proposal, including material terms and conditions of, and the identity of the Person making, the Acquisition Proposal, inquiry, proposal, offer or request, and shall provide the Purchaser and the Guarantor with copies of all material documents, material correspondence and other materials received from or on behalf of such Person.
(g)
The Supporting Shareholder (A) hereby waives and agrees not to and the Supporting Shareholder will ensure that no beneficial owner of Subject Securities will exercise any rights of appraisal or rights to dissent in respect of the Arrangement that Supporting Shareholder may have and (B) will not, and the Supporting Shareholder will ensure that no beneficial owner of Subject Securities will: (i) commence or join in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against the Guarantor or the Purchaser or any of their respective representatives or successors (x) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (y) alleging a breach of any fiduciary duty of any Person in connection with the negotiation and entry into the Arrangement Agreement; or (ii) take any other action of any kind that would reasonably be regarded as likely to adversely affect, reduce the success of, materially delay or interfere with the completion of the Arrangement or the transactions contemplated by the Arrangement Agreement.

(h)
At the request of the Guarantor or Purchaser, the Supporting Shareholder will, and will cause each of its applicable affiliates to, in each case, use commercially reasonable efforts in such Person’s capacity as a shareholder of the Company, to assist the Company, the Guarantor and the Purchaser to successfully complete the Arrangement and the other transactions contemplated by the Arrangement Agreement and this Agreement, including, without limitation, cooperating with the Guarantor, the Purchaser and the Company to make all requisite regulatory filings; provided, that the Supporting Shareholder shall not be obligated to incur any expense in providing such cooperation, including by participating in any claim, action, suit, proceeding or investigation whether civil, criminal, administrative, or investigative (each a “Proceeding”).

(i)
The Supporting Shareholder hereby:

(i)
consents to details of this Agreement being set out in any press release, information circular, proxy statement, including the Company Proxy Statement, and court documents produced by the Company, the Guarantor, the Purchaser or any of their respective affiliates in connection with the transactions contemplated by this Agreement and the Arrangement Agreement;

(ii)
consents to this Agreement being made publicly available, including by filing on SEDAR and EDGAR; and

(iii)
agrees promptly to give the Guarantor and the Purchaser any information it may reasonably require for the preparation of any such disclosure documents and to promptly notify the Guarantor and the Purchaser of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that any shall have become false or misleading in any material respect.

(j)
Except as required by Law or applicable stock exchange requirements, the Supporting Shareholder will not, and will ensure that its affiliates do not, make any public announcement or statements with respect to the transactions contemplated herein or pursuant to the Arrangement Agreement without the prior written approval of the Guarantor and Purchaser.

3.2
Co-operation/Alternative Transaction

If the Purchaser and the Company conclude after the date of this Agreement that it is necessary or desirable to proceed with a form of transaction other than pursuant to the Arrangement Agreement (including, without limitation, a take-over bid or tender or exchange offer) whereby the Purchaser and/or its affiliates would effectively acquire all the Subject Securities for consideration of at least $4.10 per Common Share and otherwise on economic terms and other terms and conditions having consequences to the Supporting Shareholder that are substantially equivalent to or better than those contemplated by the Arrangement Agreement (any such transaction is referred to as an “Alternative Transaction”), the Supporting Shareholder agrees to, as applicable, support the completion of the Alternative Transaction in the same manner as this Agreement provides with respect to the Arrangement, including, in the case of a take-over bid and/or tender or exchange offer, by causing all of the Supporting Shareholder’s Subject Securities (as applicable) to be validly tendered in acceptance of such take-over bid and/or tender or exchange offer together with the letter of transmittal and, if applicable, notice of guaranteed delivery, and any other documents required in accordance with such take-over bid and/or tender or exchange offer, and will not withdraw the Supporting Shareholder’s Subject Securities (as applicable) from such take-over bid and/or tender or exchange offer except as expressly otherwise provided in this Agreement.
ARTICLE 4
GENERAL
4.1
Termination

This Agreement will terminate and be of no further force or effect upon the earliest to occur of:
(a)
the mutual agreement in writing of the Parties;

(b)
written notice by the Supporting Shareholder to the Guarantor and the Purchaser if without the prior written consent of the Supporting Shareholder, there is any decrease in the amount of, or change in the form of, Consideration set out in the Arrangement Agreement; provided, that at the time of such termination, the Supporting Shareholder is not in material default in the performance of its obligations under this Agreement;

(c)
written notice by the Supporting Shareholder if: (i) any of the representations and warranties of the Guarantor and the Purchaser in this Agreement shall not be true and correct in all material respects; or (ii) the Guarantor and the Purchaser shall not have complied with its covenants to the Supporting Shareholder contained in this Agreement in all material respects;

(d)
the date, if any, that the Arrangement Agreement is terminated in accordance with its terms, including, without limitation, in connection with a Superior Proposal being accepted by the Board; and

(e)
the Effective Time.

4.2
Effect of Termination

If this Agreement is validly terminated in accordance with the provisions of Section 4.1, no Party will have any further liability to perform its obligations under this Agreement except as expressly contemplated by this Agreement, and, provided, that neither the termination of this Agreement nor anything contained in Section 4.1 will relieve any Party from any liability for any breach by it of this Agreement which occurred prior to such termination, including from any inaccuracy in its representations and warranties and any non-performance by it of its covenants made herein, and the Supporting Shareholder shall be entitled to withdraw any form of proxy or power of attorney which it may have given with respect of the Subject Securities.
4.3
Equitable Relief

The Parties agree that irreparable harm would occur for which money damages would not be an adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to injunctive and other equitable relief to prevent breaches or threatened breaches of this Agreement, and to enforce compliance with the terms of this Agreement without any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief, this being in addition to any other remedy to which the Parties may be entitled at law or in equity.
4.4
Fiduciary Duty

Nothing herein shall restrict or limit any Supporting Shareholder, director or officer of the Supporting Shareholder or any of its affiliates who is also an officer or a director of the Company or any of its Subsidiaries from taking any action required to be taken in the discharge of his or her fiduciary duty as a director or officer of the Company or any of its Subsidiaries or that is otherwise permitted by, and done in compliance with, the terms of the Arrangement Agreement. The Purchaser and the Guarantor further hereby agree that the Supporting Shareholder is not making any agreement or understanding herein in any capacity other than in its capacity as shareholder of the Company and that the provisions hereof shall not be deemed or interpreted to bind the Shareholder in her or his capacity as a director of the Company.
4.5
Waiver; Amendment

Each Party agrees and confirms that any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by both of the Parties or in the case of a waiver, by the Party against whom the waiver is to be effective. No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision (whether or not similar). No waiver will be binding unless executed in writing by the Party to be bound by the waiver. A Party’s failure or delay in exercising any right under this Agreement will not operate as a waiver of that right. A single or partial exercise of any right will not preclude a Party from any other or further exercise of that right or the exercise of any other right. No waiver of any of the provisions of this Agreement will be deemed to constitute a waiver of any other provision (whether or not similar).
4.6
Entire Agreement; No Third-Party Beneficiaries

This Agreement (i) constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect thereto and (ii) is not intended to confer, nor shall it confer, upon any Person other than the parties hereto any rights or remedies or benefits of any nature whatsoever hereunder.
4.7
Notices

Any notice, communication, consent or approval required or permitted to be given in connection with this Agreement (each, a “Notice”) will be in writing, sent by personal delivery, courier or email and addressed:
(a)
if to the Purchaser or the Guarantor:

1323606 B.C. Unlimited Liability Company and AngloGold Ashanti Holdings plc
4th Floor, Communications House, South Street
Staines-upon-Thames, Surrey
TW18 4PR, United Kingdom
Attention:	General Manager
Email:	rhayes@anglogoldashanti.com and agahoffice@anglogoldashanti.com with a copy to:
Stikeman Elliott LLP
5300 Commerce Court West
199 Bay Street
Toronto, Ontario, Canada M5L 1B9
Attention:	Jay Kellerman and Daniel Borlack
Email:	jkellerman@stikeman.com and dborlack@stikeman.com
and to:
Cravath, Swaine & Moore LLP
CityPoint, One Ropemaker Street
London, England EC2Y 9HR
Attention:	George Stephanakis and Richard Hall
Email:	gstephanakis@cravath.com and rhall@cravath.com

(b)
if to the Supporting Shareholder, at the address set forth in Schedule A.

Any Notice is deemed to be given and received, if sent by personal delivery, courier or email, on the date of delivery of transmission, as applicable, if it is a Business Day and the delivery was made prior to 5:00 p.m. (local time in place of receipt), and otherwise on the next Business Day. A Party may change its address for service from time to time by providing a Notice in accordance with the foregoing. Any subsequent Notice must be sent to the Party at its changed address. Any element of a Party’s address that is not specifically changed in a Notice will be assumed not to be changed.
4.8
Independent Legal Advice

Each Party hereby acknowledges that it has been afforded the opportunity to obtain independent legal advice and confirms by the execution and delivery of this Agreement that it has either done so or waived its right to do so in connection with the entering into of this Agreement.
4.9
Expenses

Each party will pay all costs and expenses (including the fees and disbursements of legal counsel and other advisers) it incurs in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated by this Agreement.
4.10
Further Assurances

The Parties will, with reasonable diligence, do all things and provide all such reasonable assurances as may be required to consummate the transactions contemplated by this Agreement, and each Party will provide such further documents or instruments required by the other Party as may be reasonably necessary or desirable to effect the purpose of this Agreement and carry out its provisions, whether before or after the Effective Time.
4.11
Miscellaneous

The terms of Sections 8.4 (Time of Essence), 8.9 (Successors and Assigns), 8.10 (Severability), 8.11 (Governing Law; Attornment) and 8.15 (Counterparts) of the Arrangement Agreement are incorporated by reference herein, mutatis mutandis.
[The remainder of this page has been intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the Parties have executed this Agreement.
1323606 B.C. UNLIMITED LIABILITY COMPANY
By:
Name:
Title:
ANGLOGOLD ASHANTI HOLDINGS PLC
By:
Name:
Title:
[SIGNATURE PAGE TO VOTING AGREEMENT]

SHAREHOLDER:	Accepted and agreed to with effect from the day of , 2021.
Witness	Name: [Supporting Shareholder]
[SIGNATURE PAGE TO VOTING AGREEMENT]

SCHEDULE A
Name of Supporting Shareholder	Number of Common Shares	Number of Company Options
•	•	•
Address for Notice
[Supporting Shareholder]
   •
Email:    •

APPENDIX “J”
STATEMENT OF EXECUTIVE COMPENSATION

STATEMENT OF EXECUTIVE COMPENSATION
All dollar amounts in this Appendix K are in Canadian dollars unless otherwise indicated.
EXECUTIVE COMPENSATION
The following summary compensation tables set forth information concerning the annual and long-term compensation for services in all capacities to our Company for the year ended May 31, 2021, of those persons who were “named executive officers” (“NEOs”), at May 31, 2021, including the Company’s principal executive officer and two most highly compensated executive officers whose annual base salary and bonus compensation was in excess of US$100,000, being: (i) the chief executive officer (Jeffrey A. Pontius); (ii) the chief financial officer (Peggy Wu); (iii) the former chief operating officer and current chief administrative officer (Carl Brechtel); and (iv) the Executive Chairman (Ronald Largent):
Summary Compensation Table
Name and Principal Position	Year(1)	Salary(2) ($)	Bonus(3) ($)	Share- based Awards ($)	Option- based Awards(4) ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All other Compensation ($)(7)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Jeffrey Pontius, Chief Executive Officer and President	2021	452,693	231,262(5)	Nil	754,502	Nil	Nil	10,759	1,449,216
	2020	469,178	231,682	Nil	780,041	Nil	Nil	11,064	1,491,965
Peggy Wu, Chief Financial Officer	2021	Nil	Nil	Nil	302,731	Nil	Nil	170,000(6)	472,731
	2020	Nil	Nil	Nil	243,527	Nil	Nil	130,000	373,527
Carl Brechtel, Chief Administrative Officer and Former Chief Operating Officer	2021	196,898	66,075(5)	Nil	250,896	Nil	Nil	9,606	523,475
	2020	268,102	66,195	Nil	226,267	Nil	Nil	7,903	568,467
Ronald Largent(8), Executive Chairman	2021	51,335(9)	Nil	Nil	451,798	Nil	Nil	128,959(6)	632,092
	2020	50,797	Nil	Nil	364,841	Nil	Nil	35,728	451,366

(1)
Years ending May 31.

(2)
The amounts represent U.S. dollar salary translated to Canadian dollars at the average monthly exchange rates at the time of payment.

(3)
The amounts represent cash bonuses awarded during the relevant fiscal years.

(4)
Fair value of incentive stock option grants calculated using the Black-Scholes model based on the following weighted average assumptions:

For the year ended May 31,	2021	2020	2019
Risk-free interest rate	0.42%	1.32%	2.22%
Expected life of options (years)	5	4.98	5
Annualized volatility	67.23%	72.09%	73.88%
Dividend yield	0%	0%	0%
Exercise price	3.05	2.13	2.06
Fair value per share	1.58	1.27	1.51
The Company believes that the Black-Scholes model is an appropriate model to use for calculating the fair value of incentive stock options because, while the model was originally developed for valuing publicly traded options as opposed to non-transferrable incentive stock options and requires management to make estimates, which are subjective and may not be representative of actual results (changes in assumptions can materially affect estimates of fair values), this model is used by most companies in the Company’s peer group and therefore represents an approach to valuation reasonably consistent with the Company’s peer group. It is important to remember that, while incentive stock options can have a significant theoretical value (such as those reported above); until the option is actually exercised and the resulting Corvus Shares can be sold at a profit, it has no value that can be realized by the holder. Commencing in 2012, the Company determined to move to a longer option period (5 years instead of 2) but to also introduce vesting provisions on the longer-term options, with 33.3% vesting on the date of grant, 33.3% vesting on the one-year anniversary of the date of grant and the balance vesting on the second-year anniversary of the date of grant. Commencing in 2017, the Company amended the vesting provisions on the longer-term options, with 33.3% vesting on the one-year anniversary of the date of grant, 33.3% vesting on the second-year anniversary of the date of grant and the balance vesting on the third-year anniversary of the date of grant. The values noted above reflect only the vested portions of options that have vesting provisions.
(5)
The amounts represent U.S. dollar cash bonuses translated to Canadian dollars at an exchange rate of 1.3015.

(6)
These amounts were paid for financial consulting services provided by Blue Pegasus Consulting Inc., a private company wholly owned by Ms. Wu. Of this amount $7,500 was owing to Blue Pegasus Consulting Inc. as at May 31, 2021.

(7)
Amounts identified as Pension Value represents the Company’s, through its subsidiary Corvus Nevada, contributions to a 401(k) plan in the United States on behalf of each of its employees (including the executive officers employed by Corvus Nevada) equal to 3% of their base salaries.

(8)
Ronald Largent was appointed Executive Chairman of the Company effective January 1, 2021. Mr. Largent has been a director of the Corvus Board since March 11, 2019, but was previously considered to be an independent, non-executive Chair. As additional compensation in relation to his appointment as Executive Chairman, Mr. Largent received additional compensation and continued to receive his normal director fee.

(9)
These amounts represent Mr. Largent’s normal director fee of US$3,000 per month in U.S. dollars translated to Canadian dollars at an average exchange rate of 1.3218 plus meeting fees of $5,500.

(10)
These amounts were paid for additional compensation in relation to Mr. Largent’s appointment as Executive Chairman to RWL Consulting, LLC, a private company wholly owned by Mr. Largent. The amounts represent U.S. dollars translated to Canadian dollars at an average exchange rate of 1.2685. Of this amount $1,352 was expense reimbursements to RWL Consulting, LLC.

Executive Compensation Agreements and Summary of Executive Compensation
The Corvus Board established the Compensation Committee and adopted a written charter for the Compensation Committee, effective September 1, 2010. During the fiscal year ended May 31, 2021, the members of the Compensation Committee are Rowland Perkins (Chair), Anton Drescher, and Steve Aaker (replaced Ronald Largent on November 6, 2020, prior to Mr. Largent’s appointment as Executive Chairman), all of whom are independent directors. There is no written position description for the Chair of the Compensation Committee. However, as a general statement, the Chair is responsible for setting the tone for the work of the Compensation Committee, ensuring that members have the information needed to do their jobs, overseeing the logistics of the Compensation Committee’s operations, reporting to the Corvus Board on the committee’s decisions and recommendations and setting the agenda for the meetings of the Compensation Committee.
The Compensation Committee is responsible for assisting the Corvus Board in monitoring, reviewing and approving compensation policies and practices of the Company and its subsidiaries and administering the Company’s incentive stock option plan (the “Plan”). With regard to the Chief Executive Officer, the Compensation Committee is responsible for reviewing and approving corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluating the Chief Executive Officer’s performance in light of those goals and objectives and making recommendations to the Corvus Board with respect to the Chief Executive Officer’s compensation level based on this evaluation. In consultation with the Chief Executive Officer, the Compensation Committee makes recommendations to the Corvus Board on the framework of executive remuneration and its cost and on specific remuneration packages for each of the directors and officers other than the Chief Executive Officer, including recommendations regarding awards under equity compensation plans. The Compensation Committee also reviews executive compensation disclosure before the Company publicly discloses the information. The Compensation Committee’s decisions are typically reflected in consent resolutions.
The Compensation Committee has the authority to engage and compensate, at the expense of the Company, any outside advisor that it determines to be necessary to permit it to carry out its duties (including compensation consultants and advisers). During the fiscal year ended May 31, 2011, the Company did not have any employees, and management’s services were provided through consulting agreements. During the financial year ended May 31, 2011, the Compensation Committee retained the services of Hugessen Consulting Inc. (“Hugessen”), an independent consulting firm dedicated to meeting the executive compensation consulting requirements of boards and their compensation committees, to assist the Compensation Committee in determining an appropriate compensation system for the Company going forward. In accordance with its plan, the Company commenced to employ the Chief Executive Officer and

President as full-time employees, effective June 1, 2011. The compensation of such individuals was set based upon negotiations with such individuals utilizing the information provided through the earlier consultations with Hugessen as guidelines. During the fiscal year ended May 31, 2021, the Company did not retain the services of any compensation consultants or advisers.
General Compensation Strategy
During the fiscal year ended May 31, 2011, the Company did not have any employees. However, the Company did pay consulting fees to a number of individuals who assisted in the operations of the Company, including the Chief Executive Officer and the former President. These fees were set through negotiations between the Compensation Committee and the specific individuals.
Commencing June 1, 2011, the Company commenced to employ certain individuals, including the Chief Executive Officer and the former President. The compensation payable to such individuals was set through negotiation with such individuals. In such negotiations, the Compensation Committee were guided by their subjective view of the appropriate compensation payable by a company at the Company’s early stage of development, as well as a review of the compensation information previously provided to the Compensation Committee by Hugessen. In the view of the Compensation Committee, the early stage of the Company’s development does not lend itself to the formulation of specific objective performance guidelines for executive pay. Rather, it is appropriate for the members of the Compensation Committee to rely upon their subjective assessment of the achievements of management. In the case of a mineral exploration company such as the Company, the Compensation Committee considers that such things as the ability to determine and carry out generative programs based on new geological theories or concepts in previously unexplored areas, the ability to source and secure promising mineral properties, the ability to raise the necessary capital to explore such properties and maintain the Company’s ongoing activities, the ability to focus the Company’s resources and to appropriately allocate such resources to the benefit of the Company as a whole, the ability to ensure compliance by the Company with applicable regulatory requirements and the ability to carry on business in a sustainable manner, to be of primary importance in assessing the performance of its executive officers. The Compensation Committee does not anticipate at this time that it will use any specific metrics or identifiable objective measures of performance, such as increases in share price, in order to fix compensation or determine compensation increases (if any). Rather, the Compensation Committee will continue to use primarily a subjective approach, based on the combined industry experience and knowledge of the Compensation Committee members, which relies on the assessment of the Compensation Committee as to the relative success of the Company in acquiring additional prospective mineral properties, moving the Company’s mineral properties forward by successfully implementing the appropriate programs necessary to do so within an expected budget and similar measures, as well as the level of compensation thought necessary by the Compensation Committee to attract and retain the personnel required to accomplish the Company’s business plan.
The Compensation Committee believes that the foregoing criteria are appropriate for use to assess the appropriate compensation level for the Chief Executive Officer and other executive officers employed by the Company, and that more objective measurements and specific performance metrics are difficult to effectively establish and use as the basis for executive compensation at this stage of the Company’s development.
Executive Compensation Program
General
The executive compensation program formulated by the Compensation Committee for use from June 1, 2012 forward has been designed based on the stage of development of the Company, and to encourage, compensate and reward senior management of the Company on the basis of individual and corporate performance, both in the short term and the long term, while at the same time being mindful of the responsibility that the Company has to its Shareholders. The members of the Compensation Committee intend to use their own experience and familiarity with the industry and the activities of companies within it to determine the current ranges of compensation paid to management in the industry.
A significant number of the senior management of the Company are U.S. residents and are therefore employed directly by Corvus Gold Nevada Inc. (“Corvus Nevada”). However, the compensation of such individuals is still within the mandate of the Compensation Committee. The base salaries of senior management of the Company were initially set at levels which the Compensation Committee believed were competitive with the base salaries paid by other companies within the mining industry, thereby enabling the Company to compete for and retain executives critical to the long-term success of the Company. Initially, salaries and benefits are set through negotiation when an executive officer joins the Company (with direct input from the Compensation Committee) and will be reflected in the employment agreement executed at that time. The compensation of such individuals will then be subsequently reviewed each financial year to determine if adjustments are required. The Company has implemented, through Corvus Nevada, what it believes to be an appropriate benefit program, including medical and dental benefits and basic life insurance, which applies to all permanent employees of Corvus Nevada, as it believes that such a plan is an important consideration in attracting the necessary personnel.
The incentive portion of the compensation package, which will consist primarily of the awarding of stock options and cash bonuses, is directly tied to the Compensation Committee’s subjective assessment of the relative performance of both the individual and the Company. Share ownership opportunities are provided to align the interests of senior management of the Company with the longer-term interests of the Shareholders. Generally, the Compensation Committee believes that incentive stock options should not be granted for longer than five years, except in exceptional circumstances, and that longer option exercise periods should be subject to vesting provisions. Thus, the initial options granted by the Company had a two year period, but no vesting provisions, while in 2012 the Company transitioned to a five year option period with vesting over the first two years, and in 2017 the Company transitioned to a five year option period with vesting over the first three years. The Compensation Committee does not view share appreciation rights, restricted stock units, securities purchase programs or long-term incentive programs (other than incentive stock options) or pension plans as appropriate components of compensation programs for junior resource companies such as the Company. Accordingly, no such elements are included in the Company’s compensation program.
In general, the Compensation Committee considers that its compensation program should be relatively simple in concept and that its focus should be balanced between reasonable annual compensation (reasonable base salaries) and longer-term compensation tied to performance of the Company as a whole (incentive compensation in the form of stock options and yearly cash bonuses where warranted). The Compensation Committee does not intend at this time to establish a formal set of benchmarks or performance criteria to be met by the NEOs, rather, the members of the Compensation Committee will use their own subjective assessments of the success (or otherwise) of the Company to determine, collectively, whether or not the NEOs are successfully achieving the Company business plan and strategy and whether they have over, or under, performed in that regard. The Compensation Committee does not anticipate establishing any set or formal formula to be used to determine NEO compensation, either as to the amount thereof or the specific mix of compensation elements.
At this time, neither the Compensation Committee nor the Corvus Board as a whole has considered the implications of the risks associated with the Company’s compensation policies and practices. However, the Compensation Committee and the Corvus Board believe that the compensation program is appropriate and effective for a company at the stage of development of the Company and that the compensation program does not encourage unnecessary risk-taking. At this time, the Company does not prohibit executive officers or directors from purchasing financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the executive officer or Director.
Base Salaries
Commencing June 1, 2011, the level of the base salary for each employee of the Company was set based upon the level of responsibility and the importance of the position to the Company, within competitive industry ranges and have been increased according with market practice. The Compensation Committee, in consultation with the Chief Executive Officer, makes recommendations to the Corvus Board regarding the base salaries and bonuses (if any) for senior management and employees of the Company other than the Chief Executive Officer. The Compensation Committee will be responsible for recommending the salary level of the Chief Executive Officer to the Corvus Board for approval (which will be by a vote of a majority of the independent directors).

Although the Company does not have a pension plan for its executive officers, commencing June, 2011 the Company, through Corvus Nevada, makes payments to a 401(k) plan in the United States on behalf of each of its employees (including the executive officers employed by Corvus Nevada) equal to 3% of their base salaries.
Cash Bonuses
The Compensation Committee considers short-term incentives in the form of cash bonuses based on subjective criteria, including the Company’s ability to pay such bonuses, individual performance, the executive’s contributions to achieving the Company’s objectives, progress towards publicly-stated milestones that lead to the maximization of the Company’s assets and other competitive considerations. The Compensation Committee reviews with the Chief Executive Officer, the performance of each executive and has the ability to award bonuses based on the criteria listed above, as well as the accomplishment by the Company of its goals. Movements in the Company’s share price in relation to the accomplishment of publicly-stated objectives and its performance in relation to corporations that are similar in size may have an impact on the Compensation Committee’s decision regarding any amounts to be awarded.
2010 Incentive Stock Option Plan
The Plan is administered by the Compensation Committee and is intended to advance the interests of the Company through the motivation, attraction and retention of key employees, officers and directors of the Company and its subsidiaries and to secure for the Company and its Shareholders the benefits inherent in the ownership of Shares by key employees, officers, directors and consultants of the Company and its subsidiaries. Grants of options under the Plan are proposed/recommended by the Chief Executive Officer and reviewed by the Compensation Committee. The Compensation Committee can approve, modify or reject any proposed grants, in whole or in part. In general, the allocation of available options among the eligible participants in the Plan is on an ad hoc basis, and there is no set formula for allocating available options, nor is there any fixed benchmark or performance criteria to be achieved in order to receive an award of options. The timing of the grants of options is determined by the Compensation Committee. In general, a higher level of responsibility will attract a larger grant of options. Because the number of options available is limited, in general, the Compensation Committee aims to have individuals at the same levels of responsibility holding equivalent numbers of options, with additional grants being allocated for individuals who the Compensation Committee believe are in a position to more directly affect the success of the Company through their efforts. The Compensation Committee looks at the overall number of options held by an individual (including the exercise price and remaining term of existing options and whether any previously granted options have expired out-of-the-money or were exercised) and takes such information into consideration when reviewing proposed new grants. After considering the Chief Executive Officer’s recommendations and the foregoing factors, the resulting proposed option grant (if any) is then submitted to the Corvus Board for approval. Please see “Securities Authorized for Issuance under Equity Compensation Plans” for details of the Plan. During the fiscal year ended May 31, 2021, the Compensation Committee approved all recommendations for the grant of incentive stock options proposed by the Chief Executive Officer and President (of which an aggregate of 1,350,000 (52.12%) were granted to the Chief Executive Officer and President, the Chief Financial Officer, the Chief Administrative Officer (former COO), the Executive Chairman and 600,000 (23.17%) were granted to independent directors (i.e. other than the Chief Executive Officer and President, the Chief Financial Officer and the Executive Chairman).
Executive Compensation Agreements
Employment Agreement with Jeffrey Pontius
Corvus Nevada entered into an employment agreement made as of June 1, 2011, with Jeffrey Pontius whereby Mr. Pontius is employed as the Chief Executive Officer and, appointed President following the termination of Russell Myers on June 29, 2015, at an annual base salary of US$150,000 per year and an annual discretionary performance bonus targeted at up to 100% of his base salary. The grant of any such performance payment shall be in the sole discretion of the Corvus Board. Mr. Pontius is also entitled to other benefits made available to Corvus Nevada’s employees, including participation in any benefit plans and policies. The agreement is for an indefinite term and is an “at will” agreement, meaning that either Corvus

Nevada or Mr. Pontius may terminate the employment of Mr. Pontius at any time for any reason, with or without prior notice. However, Corvus Nevada and Mr. Pontius have also entered into a separate change of control agreement, as detailed below, which provides for severance in the event of the termination of Mr. Pontius’ employment under certain conditions. Effective January 1, 2015, Mr. Pontius’ salary was increased to US$250,000 and increased to US$350,000 effective January 1, 2018.
Consulting Agreement with Peggy Wu
Corvus entered into a consulting agreement with Blue Pegasus Consulting Inc. (“Blue Pegasus”), a company owned by Peggy Wu, the Company’s Chief Financial Officer, at a monthly retainer of C$5,000. Effective December 1, 2012, Ms. Wu’s monthly retainer was increased to C$6,000, was increased to C$6,667 effective January 1, 2016, C$7,500 effective January 1, 2018 and C$10,833 effective September 1, 2020. The agreement is for an indefinite term and is an “at will” agreement, meaning that either Corvus or Ms. Wu, may terminate the agreement at any time for any reason, with or without prior notice. Pursuant to an amendment to the consulting agreement dated October 12, 2017, the parties added a change of control clause, as detailed below, which provides for severance in the event of termination of Blue Pegasus’ agreement under certain conditions.
Employment Agreement with Carl Brechtel
Corvus Nevada has entered into an employment agreement made as of October 26, 2011, with Carl Brechtel whereby Mr. Brechtel is employed as the Company’s Manager of Development at an annual base salary of US$120,000 per year and an annual discretionary performance bonus targeted at up to 100% of his base salary. The grant of any such performance payment shall be in the sole discretion of the Corvus Board.
Effective May 29, 2012, Mr. Brechtel was appointed Chief Operating Officer and his annual salary was subsequently increased to US$175,000 on January 1, 2013. Effective January 1, 2015, Mr. Brechtel’s salary was increased to US$200,000.
Effective January 1, 2021, Mr. Brechtel transitioned positions from the Company’s Chief Operating Officer to its Chief Administrative Officer and his salary was reduced to US$81,600. As a result of the transition, Mr. Brechtel will work part-time for the Company, approximately two days per week (eight days per month). Mr. Brechtel will be compensated as CAO at a daily rate of US$850/day for all additional full days.
Mr. Brechtel is also entitled to other benefits made available to Corvus Nevada’s employees, including participation in any benefit plans and policies. The agreement is for an indefinite term and is an “at will” agreement, meaning that either Corvus Nevada or Mr. Brechtel may terminate the employment of Mr. Brechtel at any time for any reason, with or without prior notice. However, Corvus Nevada and Mr. Brechtel have also entered into a separate change of control agreement, as detailed below, which provides for severance in the event of the termination of Mr. Brechtel’s employment under certain conditions.
Other than as set forth below, the Company has no contracts, agreements, plans or arrangements that provide for payments to an executive officer at, following or in connection with any termination (whether voluntary, involuntary or constructive), resignation, retirement, a change in control of the Company or a change in an executive officer’s responsibilities.
The COC Agreement
The Company, together with Corvus Nevada, entered into a change of control agreement (a “COC Agreement”) with each of Messrs. Pontius and Brechtel. Mr. Brechtel’s COC Agreement was subsequently amended with no material change on January 1, 2021 as a result of his transition from Chief Operating Officer to Chief Administrative Officer.
The terms of the COC Agreements, entered into by Corvus Nevada, the Company, and each of Mr. Pontius and Mr. Brechtel are as follows:

1.
For the purpose of the COC Agreement, the following definitions are used:

(a)
“Change of Control” means the occurrence of any of the following events:

(i)
the sale, exchange or other disposition of a majority of the outstanding Shares of the Company in a single transaction or a series of related transactions,

(ii)
the Company is merged or consolidated in a transaction in which its Shareholders receive less than 50% of the outstanding voting shares of the new or continuing corporation,

(iii)
a majority of the incumbent directors who were previously nominated by management and elected as directors at the immediately preceding annual general meeting or who were appointed by the Corvus Board to fill a vacancy occurring since the immediately preceding annual general meeting are:

(A)
not nominated for re-election at any annual general meeting of the Shareholders,

(B)
after having been nominated by management for re-election as directors, not re-elected as directors at any annual general meeting of the Shareholders,

(C)
removed as directors of the Company, or

(D)
as a result of an increase in the size of the Corvus Board and the appointment of new directors, no longer a majority of the Corvus Board,

except as a result of the death, disability or normal retirement of any such directors in accordance with the normal retirement practices of the Company,
(iv)
the acquisition by any person, or by any person and its affiliates, or by any person acting jointly or in concert with any of the foregoing persons or affiliates, and whether directly or indirectly, of voting securities of the Company that, when added to all other voting securities at the time held by such person, its affiliates and any person acting in concert with any of the foregoing persons or affiliates, totals for the first time, not less than twenty percent (20%) of then outstanding voting securities of the Company, or

(v)
the disposition, by whatever means, by the Company, or any affiliate of the Company, of a majority of the shares of Corvus Nevada or the occurrence of any other transaction whereby the Company, or an affiliate of the Company, ceases to hold a majority of the shares of Corvus Nevada;

(b)
“Constructive Dismissal” means the occurrence of any one or more of the following events:

(i)
a demotion of the employee to a position of lesser significance within Corvus Nevada or the Company,

(ii)
a diminishment of the employee’s responsibilities at Corvus Nevada or the Company in a matter of substance,

(iii)
a material reduction in the employee’s pay or benefits or both,

(iv)
the forced relocation of the employee of more than fifty (50) kilometers from the employee’s current principal place of work for Corvus Nevada,

(v)
changes in the employee’s organizational reporting relationship are implemented that result in the employee reporting to a position of lesser significance within Corvus Nevada or the Company, or

(vi)
Corvus Nevada or the Company materially breaches any of the provisions of the COC Agreement;

(c)
“Effective Date of Termination” means:

(i)
in the case of the termination of the employee by Corvus Nevada, the date of the delivery by Corvus Nevada to the employee of a notice terminating his employment; and

(ii)
in the case of the occurrence of an event of Constructive Dismissal, the date of the delivery by the employee to Corvus Nevada of a notice stating that the employee takes the position that, due to the event of Constructive Dismissal, he has been terminated by Corvus Nevada;

(d)
“Good Cause” means any situation, event or happening which would constitute “cause” under the common law and includes, without limitation, the following:

(i)
any willful failure by the employee in the performance of any of the employee’s duties pursuant to the employment agreement,

(ii)
the employee’s conviction of a criminal or summary conviction offence related to the employment of the employee by Corvus Nevada, or any act involving money or other property involving Corvus Nevada or any of its affiliates which would constitute a crime in the jurisdiction involved,

(iii)
any act of fraud, misappropriation, dishonesty, embezzlement or similar conduct against Corvus Nevada or any of its affiliates, a supplier or service provider to Corvus Nevada or any of its affiliates or a customer of Corvus Nevada or any of its affiliates,

(iv)
the use of illegal drugs or the habitual and disabling use of alcohol or drugs,

(v)
any material breach of any of the terms of either the employment agreement or the COC Agreement by the employee which breach remains uncured after the expiration of thirty (30) days following the delivery of written notice of such breach to the employee by Corvus Nevada,

(vi)
any threatened or actual attempt by the employee to secure any personal profit in connection with the business of Corvus Nevada or any of its affiliates or any of their respective corporate opportunities, or the appropriation of a maturing business opportunity of Corvus Nevada or any of its affiliates,

(vii)
any act by the employee which is materially injurious to Corvus Nevada or any of its affiliates or any of their respective businesses,

(viii)
any material breach by the employee of any of the policies governing the affairs of the Company and its affiliates and the conduct of its employees and those of its affiliates that may be implemented by the Corvus Board from time to time, and

(ix)
conduct by the employee amounting to insubordination or inattention to, or materially substandard performance of the duties and responsibilities of the employee under the employment agreement, which conduct remains uncured after the expiration of ten (10) days following the delivery of written notice of such failure or conduct to the employee by Corvus Nevada.

2.
The term of the COC Agreement (the “Term”) commenced on November 1, 2012 (subsequently amended on January 1, 2021 for Mr. Brechtel). On each one-year anniversary thereafter, the Term has and will continue to be automatically extended for one (1) additional year (provided that the employee is still then an employee of Corvus Nevada) unless, not later than four (4) months prior to such applicable anniversary date, either the employee or the Company (through the Compensation Committee) gives written notice to the other party that it does not wish to extend the Term. In such case, the COC Agreement will terminate at the end of the Term then in progress. However, if a Change of Control has occurred on or prior to the date that the COC Agreement would otherwise terminate, and notwithstanding any prior notice from one party to the other party to the contrary, the Term will automatically be deemed extended and shall continue until the earlier of the date that is two (2) years after the date on which the Change of Control occurs.

3.
If, within a period of one (1) year following a Change of Control, either:

(a)
Corvus Nevada terminates the employee other than for Good Cause; or

(b)
there occurs any circumstance of Constructive Dismissal, about which the employee notifies Corvus Nevada and the Company in writing within 90 days of the occurrence, which remains uncured by Corvus Nevada after 30 days from the date of such notification, and which results in employee resigning from employment with Corvus Nevada;

then:
(c)
on or prior to 30 days after the Effective Date of Termination Corvus Nevada is required to pay to the employee as liquidated damages, severance, compensation for loss of office, employment and benefits, and for termination of the COC Agreement an amount equal to a multiplier (see 4 below) times the sum of:

(i)
the annual base salary then payable to the employee,

(ii)
the aggregate amount of the bonus(es) (if any) paid to the employee within the calendar year immediately preceding the Effective Date of Termination (or, if the employee has not then been employed long enough to have been awarded any bonus, an amount equal to the targeted discretionary bonus stipulated in the employment agreement (if any)), but not including any “special” “one-time” or “extraordinary” bonuses designated as such by the Compensation Committee, plus

(iii)
an amount equal to the vacation pay which would otherwise be payable for the one (1) year period next following the Effective Date of Termination.

4.
The multiplier applicable to the individual executive officers is shown below, along with the amount which would be payable to such executive officer had the severance payment been triggered at May 31, 2021 (being the end of the Company’s most recently completed financial year):

Named Executive Officer	Multiplier	May 31, 2021 Severance
Jeffrey Pontius, Chief Executive Officer	3.0	$2,051,865 (1)(2)
Carl Brechtel, Chief Administrative Officer	2.0	$345,426(1)(3)

(1)
These amounts assume no vacation pay is owing and do not include the costs of the up to one year’s employee benefits to which such employee would become entitled, estimated at approximately US$90,000.

(2)
The amounts represent U.S. dollars translated to Canadian dollars at an average exchange rate of 1.3028.

(3)
Mr. Brechtel transitioned from Chief Operating Officer to Chief Administrative Officer effective January 1, 2021 with a new base salary of US$81,600. The amounts represent U.S. dollars translated to Canadian dollars at an average exchange rate of 1.3124.

5.
In addition to the foregoing payment, if an executive officer becomes entitled to receive a severance payment under the COC Agreement, until the earlier of one (1) year following the Effective Date of Termination and the end of the month in which the executive officer commences employment with another employer that provides reasonably equivalent benefits to its employees as those provided by Corvus Nevada to the executive officer (but subject to the executive officer’s insurability), the executive officer and the executive officer’s dependents will continue to be eligible for all employee life, medical, extended health and dental insurance and other benefits (other than disability insurance plans/benefits) under benefit plans and programs then in effect for executive and key management employees of Corvus Nevada and Corvus Nevada will provide the same or, at its option, will purchase substantially comparable benefits outside its existing plans and programs or will reimburse the executive officer for payments made by the executive officer for COBRA benefits during such period.

6.
If the severance payment or any of the other payments provided for in the COC Agreement, together with any other payments which the executive officer has a right to receive from Corvus Nevada would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the United States Internal Revenue Code of 1986, as amended, or such similar set of laws), the payments required to be made to the executive officer pursuant to the COC Agreement will be reduced (reducing first the cash severance payment) to the largest amount as will result in no portion of such payments being subject to the applicable excise tax.
7.
The obligation of Corvus Nevada to make any payments to or for the benefit of the executive officer under the COC Agreement, and of Company to guarantee the obligations of Corvus Nevada under the COC Agreement are subject to the prior or concurrent due and valid execution and delivery by the executive officer to Corvus Nevada of a prescribed form of general release, under which the executive officer releases both Corvus Nevada and the Company from all claims including, but not limited to, those arising out of or related to the executive officer’s employment or termination of employment.

The Wu Change of Control
The terms of the consulting agreement, as amended October 12, 2017 and acknowledged by the parties on July 28, 2021, entered into by the Company and Blue Pegasus are as follows:
1.
For the purpose of the consulting agreement, as amended, the following definitions are used:

(a)
“Change of Control” means the consummation of any of the following transactions effecting a change in ownership or control of the Company:

(i)
a merger, consolidation or reorganization, unless securities representing more than 50% of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly, and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction; or

(ii)
any transfer, sale or other disposition of all or substantially all of the Company’s assets; or

(iii)
the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly, controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of applicable Canadian securities laws and/or Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders that the Corvus Board does not recommend such stockholders to accept.

In no event, however, shall a Change of Control be deemed to occur in connection with (i) a merger of the Company, the sole purpose of which is to change the domicile of the Company, or (ii) any public offering of common stock, the primary purpose of which is to raise capital.
(b)
“Cause” shall include, but not be limited to, any material breach of the consulting agreement or material misconduct or negligence in the performance of services.

2.
If, within a period of six (6) months of a Change of Control, (A) the Company terminates the agreement for any reason other than for Cause; or (B) the consultant terminates the agreement as a result of material breach of the consulting agreement by the Company, then the Company shall pay the consultant two (2) times the consultant’s annual base fees and payments.

3.
The multiplier applicable to Ms. Wu is shown below, along with the amount which would be payable to her had the severance payment been triggered at May 31, 2021 (being the end of the Company’s most recently completed financial year):

Named Executive Officer	Multiplier	May 31, 2021 Severance
Peggy Wu, Chief Financial Officer	2.0	$360,000

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth all option-based awards outstanding for the NEOs as of May 31, 2021. The Company does not grant any share-based awards and accordingly there are no share-based awards outstanding.
Option-Based Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
(a)	(b)	(c)	(d)	(e)	(f)
Jeffrey Pontius, Director, Chief Executive Officer and President	275,000	—		0.91	Sep. 15, 2021
	475,000	—		0.77	Jul. 31, 2022
	799,200	400,800		2.06	Nov. 19, 2023
	49,950	100,050		2.18	Jun. 13, 2024
	49,950	100,050		2.09	Feb. 03, 2025
	—	700,000	N/A	3.05	Jan. 15, 2026
Peggy Wu, Director, Chief Financial Officer	100,000	—		0.91	Sep. 15, 2021
	200,000	—		0.77	Jul. 31, 2022
	199,800	100,200		2.06	Nov. 19, 2023
	33,300	66,700		2.18	Jun. 13, 2024
	33,300	66,700		2.09	Feb. 03, 2025
	—	300,000	N/A	3.05	Jan. 15, 2026
Carl Brechtel, Chief Administrative Officer, Former Chief Operating Officer	100,000	—		0.77	Jul. 31, 2022
	199,800	100,200		2.06	Nov. 19, 2023
	33,300	66,700		2.18	Jun. 13, 2024
	33,300	66,700		2.09	Feb. 03, 2025
	—	50,000	N/A	3.05	Jan. 15, 2026
Ronald Largent, Executive Chairman	166,500	83,500		2.06	Nov. 19, 2023
	266,400	133,600		2.04	Apr. 9, 2024
	24,975	50,025		2.18	Jun. 13, 2024
	49,950	100,050		2.09	Feb. 03, 2025
	—	300,000	N/A	3.05	Jan. 15, 2026
Director Compensation
Effective September 1, 2011, the Corvus Board approved the payment of annual retainer and meeting fees to the non-management directors of the Company (in this case, the directors other than Mr. Pontius), in recognition of the fact that service as a director in an active resource exploration company such as the Company requires a significant commitment of time and effort, as well as the assumption of increasing liability. Until January 1, 2013, non-management directors received a monthly retainer fee of $1,000 ($12,000 per annum), plus an additional fee of $250 per Corvus Board or Corvus Board committee meeting attended in person or by conference telephone. The monthly retainer fee was subsequently increased to $1,500 ($18,000 per annum), effective January 1, 2013, then to $1,875 ($22,500 per annum), and effective January 1, 2015. There is additional compensation paid with respect to acting as the Chair of the audit committee and the Chair of the compensation committee of $625 per month ($7,500 per annum) effective January 1 2015. In addition, the Company reimburses all directors for their out-of-pocket costs incurred in attending Corvus Board meetings. The Corvus Board approved the payment of annual retainer to the director and Board Chair of the Company of US$3,000 per month (US$36,000 per annum), effective March 11, 2019.
The following table sets forth the compensation granted to our directors who are not also executive officers during the fiscal year ended May 31, 2021. Compensation to directors that are also executive officers is detailed above and is not included on this table.
Name	Fees earned or paid in cash ($)	Stock awards ($)	Option award(1) ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Steven Aaker	27,000	Nil	223,704	Nil	Nil	Nil	250,704
Anton Drescher	34,500	Nil	223,705	Nil	Nil	Nil	258,205
Rowland Perkins	34,000	Nil	223,705	Nil	Nil	Nil	257,705
Edward Yarrow	28,000	Nil	223,705	Nil	Nil	Nil	251,705

(1)
Fair value of incentive stock option grants calculated using the Black-Scholes model based on the following weighted average assumptions:

For the year ended May 31,	2021
Risk-free interest rate	0.42%
Expected life of options (years)	5
Annualized volatility	67.23
Dividend yield	0%
Exercise price	3.05
Fair value per share	1.58
The Company believes that the Black-Scholes model is an appropriate model to use for calculating the fair value of incentive stock options because, while the model was originally developed for valuing publicly traded options as opposed to non-transferrable incentive stock options and requires management to make estimates, which are subjective and may not be representative of actual results (changes in assumptions can materially affect estimates of fair values), this model is used by most companies in the Company’s peer group and therefore represents an approach to valuation reasonably consistent with the Company’s peer group. It is important to remember that, while incentive stock options can have a significant theoretical value (such as those reported above); until the option is actually exercised and the resulting Corvus Shares can be sold at a profit, it has no value that can be realized by the holder. Commencing in 2012, the Company determined to move to a longer option period (five years instead of two) but to also introduce vesting provisions on the longer-term options, with 33.3% vesting on the date of grant, 33.3% vesting on the one-year anniversary of the date of grant and the balance vesting on the second-year anniversary of the date of grant. Commencing in 2017, the Company amended the vesting provisions on the longer-term options, with 33.3% vesting on the one-year anniversary of the date of grant, 33.3% vesting on the second-year anniversary of the date of grant and the balance vesting on the third-year anniversary of the date of grant. The values noted above reflect only the vested portions of options that have vesting provisions.
Other than the payment of directors’ fees as noted above, and the grant of incentive stock options at the discretion of the Corvus Board, the Company has no arrangements, standard or otherwise, pursuant to which directors are compensated by the Company for their services in their capacity as directors, or for committee participation, involvement in special assignments or for services as a consultant or expert during the fiscal year ended May 31, 2021. Except as noted above, none of the Company’s current directors have received any manner of compensation for services provided in their capacity as directors, consultants or experts during the Company’s most recently completed financial year.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
Table of Equity Compensation Plan Information
The following table sets forth details of all equity compensation plans of the Company as of May 31, 2021, being the end of Company’s last completed financial year.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under the Equity Compensation Plans(1)
Equity Compensation Plans Approved by Securityholders(2)	12,088,500	$2.03	609,347
Equity Compensation Plans Not Approved By Securityholders	Nil	Nil	N/A
Total	12,088,500	$2.03	609,347

(1)
As at May 31, 2021, being the Company’s last completed financial year.

(2)
The only equity compensation plan of the Company is the Plan.

Table of Annual Burn Rate
The following table sets forth the annual burn rate of all equity compensation plans of the Company for the last three financial years, as of May 31, 2021, being the end of the Company’s last completed financial year. The annual burn rate is expressed as a percentage of number of securities granted under all equity compensation plans of the Company during the applicable financial year over the weighted average number of securities outstanding for the applicable financial year.
	Financial Year 2021	Financial Year 2020	Financial Year 2019
Number of Securities to be Issued Upon Exercise of Warrants and Rights Granted	Nil	Nil	Nil
Number of Securities to be Issued Upon Exercise of Options Granted	2,590,000	2,345,000	4,920,000
Weighted Average Number of Securities Outstanding	125,674,424	119,748,842	108,584,442
Burn Rate	2.06%	1.96%	4.53%
Incentive Stock Option Plan
The Company presently has adopted the Plan, which is a “rolling” stock option plan, which reserves a number equal to 10% of then issued Shares (calculated as at the time of any particular stock option grant) for the grant of stock options. The Plan was accepted for filing by the TSX upon the listing of the Corvus Shares on the TSX in August 2010. On September 24, 2013 the Corvus Board adopted amendments to the 2010 Plan to reflect changes to the TSX policies on incentive stock option plans since the Plan was accepted for filing by the TSX, as well as to add provisions to deal with the withholding of tax on the exercise of options, and to generally update the wording of the Plan. The Plan was re-approved by the Shareholders on October 12, 2016, October 3, 2019 and October 5, 2020.
As at August 9, 2021, there is an aggregate of 12,697,847 incentive stock options available for grant (10.00%) of which 12,005,000 incentive stock options (9.45% of the issued capital as at such date) are currently outstanding and an additional 692,847 incentive stock options are available for grant (0.55% of the issued capital as at such date). As at May 31, 2021, there was an aggregate of 12,697,847 incentive stock options available for grant (10.0% of the issued capital as at such date) of which 12,088,500 incentive stock options were outstanding (9.52% of the issued capital as at such date) and an additional 609,347 incentive stock options were available for grant (0.48% of the issued capital as at such date).

On August 7, 2019, the Corvus Board approved certain amendments of a general housekeeping nature to the Plan (the “Plan Amendments”). The TSX conditionally approved the Plan Amendments on August 12, 2019. The Plan Amendments include (i) revisions to the grant limitations in section 5.1 to provide that the maximum equity value which may be granted to Non-Employee Directors (as defined in the Plan) under the Plan, together with all of the Company’s other previously established or proposed security based compensation arrangements, shall not exceed $150,000 in any fiscal year, of which not more than $100,000 may be in the form of incentive stock options granted under the Plan (the “Non-Employee Director Participation Limits”) and (ii) revisions to the term of the Plan such that the expiry date of the Plan will be deleted and section 19.2 shall be eliminated in its entirety. The Non-Employee Director Participation Limits do not apply where the Company is making an initial grant to a new Non-Employee Director upon that person joining the Corvus Board. The Company received Shareholder approval for the Plan Amendments at the October 3, 2019 meeting.
A brief description of the Plan is as follows:
1.
Options may be granted to Employees, Senior Officers, Directors, Non-Employee Directors, Management Company Employees, and Consultants (all as defined in the Plan) of the Company and its Affiliates (as defined in the Plan) who are, in the opinion of the Compensation Committee, in a position to contribute to the success of the Company or any of its Affiliates or who, by virtue of their service to the Company or any predecessors thereof or to any of its Affiliates, are in the opinion of the Compensation Committee, worthy of special recognition. The granting of options is entirely discretionary on the part of the Corvus Board.

2.
The aggregate number of Shares that may be made issuable pursuant to options granted under the Plan at any particular time (together with those Shares which may be issued pursuant to any other security-based compensation plan(s) of the Company or any other option(s) for services granted by the Company at such time), unless otherwise approved by Shareholders, may not exceed that number which is equal to 10% of the Shares issued and outstanding at such time. For greater certainty, in the event options are exercised, expire or otherwise terminate, the Company may (subject to such 10% limit) grant an equivalent number of new options under the Plan and the Company may (subject to such 10% limit) continue to grant additional options under the Plan as its issued capital increases, even after the Plan has received regulatory acceptance and shareholder approval.

3.
The number of Shares subject to each option will be determined by the Corvus Board (based upon the recommendations of the Compensation Committee) at the time of grant, provided that:

(a)
the maximum aggregate number of Shares reserved for issuance pursuant to options granted under the Plan and any other share compensation arrangements of the Company for issuance to insiders at any particular time may not exceed 10% of the issued Shares at such time; and

(b)
the number of Shares issued to insiders pursuant to the Plan (together with any Shares issued to insiders pursuant to any other share compensation arrangements of the Company) within a twelve (12) month period may not exceed ten percent (10%) of the issued and outstanding number of Shares.

(c)
the maximum equity value which may be granted to Non-Employee Directors under the Plan, together with all of the Company’s other previously established or proposed security based compensation arrangements, shall not exceed $150,000 in any fiscal year, of which not more than $100,000 may be in the form of Options granted under this Plan (the “Non-Employee Director Participation Limits”). The Non-Employee Director Participation Limits do not apply where the Company is making an initial grant to a new Non-Employee Director upon that person joining the Corvus Board.

Subject to the overall 10% limit described in 2 above, and the limitations on options to insiders as set forth under 3 above, there is no maximum limit on the number of options which may be granted to any one person.

4.
The exercise price of an option will be set by the Corvus Board (based upon recommendations from the Compensation Committee) in their discretion, but such price will not be less than the greater of:

(a)
the closing price of the Shares on the TSX on the day prior to the option grant; and

(b)
the “volume weighted average trading price” (calculated by dividing the total value by the total volume of Shares traded on the TSX during the relevant period) of the Shares on the TSX for the five trading days immediately before the date of grant.

5.
Options may be exercisable for a period of up to 10 years from the date of grant. The Plan does not contain any specific provisions with respect to the causes of cessation of entitlement of any optionee to exercise his option, provided, however, that the Corvus Board may, at the time of grant, determine that an option will terminate within a fixed period (which is shorter than the option term) upon the ceasing of the optionee to be an eligible optionee or upon the death of the optionee, provided that, in the case of the death of the optionee, an option will be exercisable only within one year from the date of the optionee’s death.

6.
Notwithstanding the expiry date of an option set by the Corvus Board, the expiry date will be adjusted, without being subject to the discretion of the Corvus Board or the Compensation Committee, to take into account any blackout period imposed on the optionee by the Company. If the expiry date falls within a blackout period, then the expiry date will be the close of business on the tenth business day after the end of such blackout period. Alternatively, if the expiry date falls within two business days after the end of such a blackout period, then the expiry date will be the difference between 10 business days reduced by the number of business days between the expiry date and the end of such blackout period.

7.
The Plan does not provide for any specific vesting periods. The Corvus Board (on the recommendation of the Compensation Committee) may determine when any option will become exercisable and any applicable vesting periods, and may determine that an option shall be exercisable in instalments.

8.
On the occurrence of a takeover bid, issuer bid or going private transaction, the Corvus Board has the right to accelerate the date on which any option becomes exercisable and may, if permitted by applicable legislation, permit an option to be exercised conditional upon the tendering of the Shares thereby issued to such bid and the completion of, and consequent taking up of such Shares under, such bid or going private transaction.

9.
Options are non-assignable, except as specifically provided in the Plan in the event of the death of an optionee, and may, during his/her lifetime, only be exercised by the optionee.

10.
The exercise price per optioned share under an option may be reduced, at the discretion of the Corvus Board (upon the recommendation of the Compensation Committee), if:

(a)
at least six months has elapsed since the later of the date such option was granted and the date the exercise price for such option was last amended; and

(b)
shareholder approval is obtained, including disinterested shareholder approval if required by the TSX.

11.
The present policy of the Corvus Board is not to provide any financial assistance to any optionee in connection with the exercise of any option.

12.
The present policy of the Corvus Board is not to transform an option granted under the Plan into a stock appreciation right.

13.
If there is any change in the number of Shares outstanding through any declaration of a stock dividend or any consolidation, subdivision or reclassification of the Shares, the number of Shares available under either the Plan, the Shares subject to any granted stock option and the exercise price thereof will be adjusted proportionately, subject to any approval required by the TSX. If the Company amalgamates, merges or enters into a plan of arrangement with or into another corporation, and the Company is not the surviving or acquiring corporation, then, on any subsequent exercise of such option, the optionee will receive such securities, property or cash which the optionee would have received upon such reorganization if the optionee had exercised his or her option immediately prior to the record date.
14.
The Plan provides that, subject to the policies, rules and regulations of any lawful authority having jurisdiction (including the TSX), the Corvus Board may, at any time, without further action or approval by the Shareholders, amend the Plan or any option granted under the Plan in such respects as it may consider advisable and it may do so to:

(a)
ensure that the options granted under the Plan will comply with any provisions respecting stock options in tax and other laws in force in any country or jurisdiction of which an optionee to whom an option has been granted may from time to time be resident or a citizen;

(b)
make amendments of an administrative nature;

(c)
correct any defect, supply any omission or reconcile any inconsistency in the Plan, any option or option agreement;

(d)
change vesting provisions of an option or the Plan;

(e)
change termination provisions of an option provided that the expiry date does not extend beyond the original expiry date;

(f)
add or modify a cashless exercise feature providing for payment in cash or securities upon the exercise of options;

(g)
make any amendments required to comply with applicable laws or the requirements of the TSX or any regulatory body or stock exchange with jurisdiction over the Company;

(h)
add or change provisions relating to any form of financial assistance provided by the Company to participants under the Plan that would facilitate the purchase of securities under the Plan;

provided that Shareholder approval shall be obtained for any amendment that results in:
(i)
an increase in the Shares issuable under options granted pursuant to the Plan;

(j)
a change in the persons who qualify as participants eligible to participate under the Plan;

(k)
a reduction in the exercise price of an option;

(l)
the cancellation and reissuance of any option;

(m)
the extension of the term of an option;

(n)
a change in the insider participation limit contained in subsection 5.1(b) of the Plan;

(o)
options becoming transferable or assignable other than for the purposes described in section 10 of the Plan; and

(p)
a change in the amendment provisions contained in the Plan.

APPENDIX “K”
DISSENT RIGHTS UNDER THE BCBCA
Division 2 — Dissent Proceedings
Definitions and application
237 (1) In this Division:
“dissenter” means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;
“notice shares” means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;
“payout value” means,
(a)
in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,

(b)
in the case of a dissent in respect of an arrangement approved by a court order made under section 291 (2) (c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement,

(c)
in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order, or

(d)
in the case of a dissent in respect of a community contribution company, the value of the notice shares set out in the regulations,

excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.
(2)
This Division applies to any right of dissent exercisable by a shareholder except to the extent that

(a)
the court orders otherwise, or

(b)
in the case of a right of dissent authorized by a resolution referred to in section 238 (1) (g), the court orders otherwise or the resolution provides otherwise.

Right to dissent
238 (1) A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent as follows:
(a)
under section 260, in respect of a resolution to alter the articles

(i)
to alter restrictions on the powers of the company or on the business the company is permitted to carry on,

(ii)
without limiting subparagraph (i), in the case of a community contribution company, to alter any of the company’s community purposes within the meaning of section 51.91, or

(iii)
without limiting subparagraph (i), in the case of a benefit company, to alter the company’s benefit provision;

(b)
under section 272, in respect of a resolution to adopt an amalgamation agreement;

(c)
under section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;

(d)
in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;

(e)
under section 301 (5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company’s undertaking;

(f)
under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;

(g)
in respect of any other resolution, if dissent is authorized by the resolution;

(h)
in respect of any court order that permits dissent.

(1.1)
A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent under section 51.995 (5) in respect of a resolution to alter its notice of articles to include or to delete the benefit statement.

(2)
A shareholder wishing to dissent must

(a)
prepare a separate notice of dissent under section 242 for

(i)
the shareholder, if the shareholder is dissenting on the shareholder’s own behalf, and

(ii)
each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is dissenting,

(b)
identify in each notice of dissent, in accordance with section 242 (4), the person on whose behalf dissent is being exercised in that notice of dissent, and

(c)
dissent with respect to all of the shares, registered in the shareholder’s name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.

(3)
Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must

(a)
dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and

(b)
cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.

Waiver of right to dissent
239 (1) A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.
(2)
A shareholder wishing to waive a right of dissent with respect to a particular corporate action must

(a)
provide to the company a separate waiver for

(i)
the shareholder, if the shareholder is providing a waiver on the shareholder’s own behalf, and

(ii)
each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is providing a waiver, and

(b)
identify in each waiver the person on whose behalf the waiver is made.

(3)
If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder’s own behalf, the shareholder’s right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to

(a)
the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and

(b)
any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.

(4)
If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.

Notice of resolution
240 (1) If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,
(a)
a copy of the proposed resolution, and

(b)
a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.

(2)
If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)
a copy of the proposed resolution, and

(b)
a statement advising of the right to send a notice of dissent.

(3)
If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors’ resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,

(a)
a copy of the resolution,

(b)
a statement advising of the right to send a notice of dissent, and

(c)
if the resolution has passed, notification of that fact and the date on which it was passed.

(4)
Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.

Notice of court orders
241 If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent
(a)
a copy of the entered order, and

(b)
a statement advising of the right to send a notice of dissent.

Notice of dissent
242 (1) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (a), (b), (c), (d), (e) or (f) or (1.1) must,
(a)
if the company has complied with section 240 (1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,

(b)
if the company has complied with section 240 (3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or

(c)
if the company has not complied with section 240 (1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of

(i)
the date on which the shareholder learns that the resolution was passed, and

(ii)
the date on which the shareholder learns that the shareholder is entitled to dissent.

(2)
A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (g) must send written notice of dissent to the company

(a)
on or before the date specified by the resolution or in the statement referred to in section 240 (2) (b) or (3) (b) as the last date by which notice of dissent must be sent, or

(b)
if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.

(3)
A shareholder intending to dissent under section 238 (1) (h) in respect of a court order that permits dissent must send written notice of dissent to the company

(a)
within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or

(b)
if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241.

(4)
A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:

(a)
if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;

(b)
if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and

(i)
the names of the registered owners of those other shares,

(ii)
the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)
a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;

(c)
if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and

(i)
the name and address of the beneficial owner, and

(ii)
a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder’s name.

(5)
The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.

Notice of intention to proceed
243 (1) A company that receives a notice of dissent under section 242 from a dissenter must,
(a)
if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of

(i)
the date on which the company forms the intention to proceed, and

(ii)
the date on which the notice of dissent was received, or

(b)
if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.

(2)
A notice sent under subsection (1) (a) or (b) of this section must

(a)
be dated not earlier than the date on which the notice is sent,

(b)
state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and

(c)
advise the dissenter of the manner in which dissent is to be completed under section 244.

Completion of dissent
244 (1) A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,
(a)
a written statement that the dissenter requires the company to purchase all of the notice shares,

(b)
the certificates, if any, representing the notice shares, and

(c)
if section 242 (4) (c) applies, a written statement that complies with subsection (2) of this section.

(2)
The written statement referred to in subsection (1) (c) must

(a)
be signed by the beneficial owner on whose behalf dissent is being exercised, and

(b)
set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out

(i)
the names of the registered owners of those other shares,

(ii)
the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)
that dissent is being exercised in respect of all of those other shares.

(3)
After the dissenter has complied with subsection (1),

(a)
the dissenter is deemed to have sold to the company the notice shares, and

(b)
the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.

(4)
Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.

(5)
Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.
(6)
A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.

Payment for notice shares
245 (1) A company and a dissenter who has complied with section 244 (1) may agree on the amount of the payout value of the notice shares and, in that event, the company must
(a)
promptly pay that amount to the dissenter, or

(b)
if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(2)
A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may

(a)
determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,

(b)
join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244 (1), and

(c)
make consequential orders and give directions it considers appropriate.

(3)
Promptly after a determination of the payout value for notice shares has been made under subsection (2) (a) of this section, the company must

(a)
pay to each dissenter who has complied with section 244 (1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter’s notice shares, or

(b)
if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(4)
If a dissenter receives a notice under subsection (1) (b) or (3) (b),

(a)
the dissenter may, within 30 days after receipt, withdraw the dissenter’s notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or

(b)
if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.

(5)
A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that

(a)
the company is insolvent, or

(b)
the payment would render the company insolvent.

Loss of right to dissent
246 The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:
(a)
the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;

(b)
the resolution in respect of which the notice of dissent was sent does not pass;

(c)
the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;

(d)
the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;

(e)
the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;

(f)
a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;

(g)
with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent;

(h)
the notice of dissent is withdrawn with the written consent of the company;

(i)
the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.

Shareholders entitled to return of shares and rights
247 If, under section 244 (4) or (5), 245 (4) (a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,
(a)
the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244 (1) (b) or, if those share certificates are unavailable, replacements for those share certificates,

(b)
the dissenter regains any ability lost under section 244 (6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and

(c)
the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.